                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CASH RESERVES FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CASH RESERVES FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

BOARD CONSIDERATION AND
APPROVAL OF MANAGEMENT AND
SUBADVISORY AGREEMENTS                     22
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        25
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       25

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   1.73%    4.22%    2.91%    3.47%

7-DAY CURRENT YIELD: 2.01%




(PERFORMANCE GRAPH)

                                               AVERAGE LIPPER      AVERAGE LIPPER
                           MAINSTAY CASH    INSTITUTIONAL MONEY     MONEY MARKET
                           RESERVES FUND        MARKET FUND             FUND
                           -------------    -------------------    --------------
4/30/98                       10000.00            10000.00            10000.00
                              10504.00            10508.00            10461.00
                              11052.00            11063.00            10962.00
                              11721.00            11740.00            11576.00
                              12041.00            12058.00            11834.00
                              12188.00            12215.00            11938.00
                              12267.00            12308.00            11987.00
                              12439.00            12496.00            12119.00
                              12867.00            12946.00            12495.00
                              13496.00            13598.00            13064.00
4/30/08                       14065.00            14207.00            13587.00






SWEEP SHARES CLASS SHARES(1 2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   1.48%    3.70%    2.40%    2.95%

7-DAY CURRENT YIELD: 1.50%




(PERFORMANCE GRAPH)

              MAINSTAY CASH       AVERAGE LIPPER      AVERAGE LIPPER
              RESERVES FUND    INSTITUTIONAL MONEY     MONEY MARKET
                  SWEEP            MARKET FUND             FUND
              -------------    -------------------    --------------
4/30/98          10000.00            10000.00            10000.00
                 10440.00            10508.00            10461.00
                 10930.00            11063.00            10962.00
                 11535.00            11740.00            11576.00
                 11790.00            12058.00            11834.00
                 11875.00            12215.00            11938.00
                 11893.00            12308.00            11987.00
                 11999.00            12496.00            12119.00
                 12352.00            12946.00            12495.00
                 12891.00            13598.00            13064.00
4/30/08          13368.00            14207.00            13587.00







 BENCHMARK PERFORMANCE                                  SIX      ONE     FIVE     TEN
                                                      MONTHS    YEAR    YEARS    YEARS
Lipper Institutional Money Market Funds Average(3)     1.87%    4.43%    3.01%    3.57%
Lipper Money Market Fund Average(3)                    1.63     3.94     2.56     3.11



* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC"), have no annual 12b-1 fee, and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.25% and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. As of 4/30/08, MainStay Cash Reserves Fund had an effective 7-day yield of 2.03% and a 7-day current yield of 2.01% for Class I shares and an effective 7-day yield of 1.51% and a 7-day current yield of 1.50% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 1.93% and 1.91% for Class I shares and 1.48% and 1.46% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The current yield reflects the Fund's earnings better than does the Fund's total return.
2. Prior to 12/8/98 performance for the Sweep Shares Class shares includes the performance of Class I shares adjusted to reflect applicable fees, estimated expenses and fee waivers and/or expense limitations that Sweep Class shares had when they were first offered.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.


                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/07         4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,017.30        $2.51          $1,022.38         $2.51
--------------------------------------------------------------------------------------------------------

SWEEP SHARES CLASS             $1,000.00       $1,014.80        $5.01          $1,019.89         $5.02
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class I and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).



6    MainStay Cash Reserves Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

Commercial Paper                                65.8
U.S. Government & Federal Agencies              19.7
Asset-Backed Securities                          9.1
Corporate Bonds                                  2.7
Medium-Term Note                                 1.3
Bank Note                                        1.0
Cash and Other Assets, Less Liabilities          0.4





See Portfolio of Investments on page 10 for specific holdings within these categories.


                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MARK C. BOYCE AND DAVID E. CLEMENT, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY CASH RESERVES FUND PERFORM RELATIVE TO ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2008?

For the seven-day period ended April 30, 2008, MainStay Cash Reserves Fund Class I shares provided a current yield of 2.01% and a 7-day effective yield of 2.03%, while Sweep Shares Class shares provided a 7-day current yield of 1.50% and an effective yield of 1.51%. For the six months ended April 30, 2008, MainStay Cash Reserves Fund Class I shares returned 1.73% and Sweep Shares Class shares returned 1.48%. Both share classes underperformed the 1.87% return of the average Lipper institutional money market fund for the six months ended April 30, 2008.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund underperformed its peer group because we sacrificed yield by steering away from the higher-yielding asset-backed commercial paper sector and the finance and banking industries in favor of safer but lower-yielding Treasury and agency securities.

WHAT FACTORS INFLUENCED THE MONEY MARKETS AS A WHOLE DURING THE REPORTING
PERIOD?

The most significant factor that influenced the money markets during the reporting period was the U.S. central bank's continued easing of its target for the federal funds rate. The Federal Open Market Committee (FOMC) aggressively lowered its target for the federal funds rate from 4.50% at the beginning of the reporting period to 2.00% at the end of the period in a total of five separate moves. The FOMC was consistent throughout the period, lowering the target rate in an effort to add much-needed liquidity into the financial system in response to an ongoing housing crisis.

HOW DID THE FUND ADJUST ITS DURATION STRATEGY IN REACTION TO THESE MARKET
FORCES?

We extended the Fund's weighted average-maturity target from a range of 55 to 60 days at the beginning of the reporting period to a range of 60 to 65 days by the end of the reporting period. This duration strategy reflected anticipation of lower interest rates, and the strategy benefited the Fund's results during the reporting period.

HOW WAS THE FUND INVESTED DURING THE REPORTING PERIOD?

The Fund maintained the conservative strategy it had initiated during the prior six-month period, continuing to hold sizable positions in Treasury and agency securities. The Fund was quite heavily invested in the industrial sector and continued to steer away from the asset-backed commercial paper sector.

During the reporting period, the Fund's most significant sector allocations were new investments in the government sector, the manufacturing sector and the stand-alone asset-backed sector. These allocations signaled our commitment to safety of principal during a time of heightened uncertainty. Although this conservative strategy reduced the Fund's overall yield, the Fund benefited by avoiding the headline risk that hurt some other money market funds.

WERE THERE ANY OTHER SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We took steps to enhance the Fund's portfolio yield in the following ways during the reporting period. First, we added callable agency exposure with new investments in Federal Home Loan Bank and Federal Farm Credit Bank debentures. Second, we found longer-term asset-backed tranches at attractive levels that were eligible under the Fund's risk-management guidelines. These investments included Nissan 2008-A, Daimler Chrysler 2008-A and Fifth Third Bank 2008-1 transactions. Third, we uncovered a scarce industrial corporate floating-rate security through the purchase of a Caterpillar note maturing in September 2008. Finally, we lengthened the Fund's duration during the reporting period primarily through investments in six-month Treasury Bills and short-term Treasury coupon securities.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 5 for more information on Lipper Inc.


8    MainStay Cash Reserves Fund

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in U.S. Treasurys and government agencies, diversified manufacturing issues and stand-alone asset-backed securities. Over the same period, we decreased the Fund's holdings among banks and finance companies.


As a result, at April 30, 2008, the Fund held overweight positions in government agencies and U.S. Treasurys and underweight positions in asset-backed commercial paper and securities issued by banks and finance companies.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (99.6%)+
---------------------------------------------------------------

ASSET-BACKED SECURITIES (9.1%)
BMW Vehicle Lease Trust
  Series 2007-1, Class A1
  5.062%, due 11/17/08              $ 1,410,980   $   1,410,980
Capital Auto Receivables
  Asset Trust
  Series 2008-1, Class A1
  3.386%, due 2/17/09 (a)             3,280,075       3,280,075
  Series 2007-4A, Class A1
  4.91%, due 11/17/08 (a)             3,149,835       3,149,835
  Series 2007-SN2, Class A1
  5.105%, due 12/15/08 (a)            2,898,864       2,898,864
Caterpillar Financial Asset
  Trust
  Series 2008-A, Class A1
  3.005%, due 4/27/09                 5,000,000       5,000,000
Caterpillar Financial
  Services Corp.
  Series S
  2.732%, due 9/10/08 (b)            10,000,000       9,992,376
CNH Equipment Trust
  Series 2008-A, Class A1
  2.753%, due 5/11/09                 5,000,000       5,000,000
  Series 2007-C, Class A1
  5.098%, due 12/15/08                4,188,436       4,187,797
Daimler Chrysler Auto Trust
  Series 2008-A, Class A1
  3.152%, due 3/9/09 (a)              3,597,143       3,597,143
  Series 2007-A, Class A1
  4.945%, due 11/10/08 (a)            2,571,747       2,571,747
Fifth Third Auto Trust
  Series 2008-1, Class A1
  2.73%, due 4/15/09                  3,439,683       3,439,683
Ford Credit Auto Owner Trust
  Series 2008-B, Class A1
  2.766%, due 5/15/09 (a)             5,000,000       5,000,000
  Series 2008-A, Class A1
  4.018%, due 2/13/09 (a)             4,182,179       4,182,179
John Deere Owner Trust
  Series 2008-A, Class A1
  2.741%, due 5/8/09                  5,000,000       5,000,000
Nissan Auto Lease Trust
  Series 2008-A, Class A1
  2.815%, due 5/15/09 (a)             4,000,000       4,000,000
Nissan Auto Receivables Owner
  Trust
  Series 2008-A, Class A1
  3.998%, due 1/15/09                 3,076,021       3,076,021
World Omni Auto Receivables
  Trust
  Series 2008-A, Class A1
  2.922%, due 3/16/09                 4,000,000       4,000,000
  Series 2007-B, Class A1
  5.676%, due 10/15/08                  757,081         757,081
                                                  -------------
                                                     70,543,781
                                                  -------------

BANK NOTE (1.0%)

Wachovia Bank N.A.
  2.645%, due 6/27/08 (b)             8,000,000       8,000,205
                                                  -------------


COMMERCIAL PAPER (65.8%)
Abbott Laboratories
  2.10%, due 5/8/08 (a)(c)            8,499,000       8,495,530
Anheuser-Busch Cos., Inc.
  2.10%, due 6/26/08 (a)(c)           3,425,000       3,413,812
Archer-Daniels-Midland Co.
  2.15%, due 7/9/08 (a)(c)            5,000,000       4,979,396
  2.85%, due 7/21/08 (a)(c)           5,000,000       4,967,937
  4.10%, due 5/6/08 (a)(c)           10,000,000       9,994,306
AT&T, Inc.
  2.10%, due 7/8/08 (a)(c)           10,000,000       9,960,333
Baker Hughes, Inc.
  2.10%, due 5/29/08 (a)(c)           8,470,000       8,456,166
  2.15%, due 5/5/08 (a)(c)           10,000,000       9,997,611
Cargill, Inc.
  2.50%, due 5/29/08 (a)(c)          10,000,000       9,980,555
  2.90%, due 5/5/08 (a)(c)           10,000,000       9,996,778
Caterpillar Financial
  Services Corp.
  2.18%, due 5/1/08 (c)              10,000,000      10,000,000
Coca-Cola Co. (The)
  2.07%, due 6/26/08 (a)(c)           4,697,000       4,681,876
  2.08%, due 6/16/08 (a)(c)          10,000,000       9,973,422
Colgate-Palmolive Co.
  2.08%, due 5/28/08 (a)(c)           5,088,000       5,080,063
  2.10%, due 5/29/08 (a)(c)           8,575,000       8,560,994
  2.15%, due 5/2/08 (a)(c)            5,996,000       5,995,642
Danaher Corp.
  2.20%, due 5/6/08 (a)(c)            9,300,000       9,297,158
Dover Corp.
  2.15%, due 5/16/08 (a)(c)           9,515,000       9,506,476
DuPont EI De Nemours & Co.
  2.09%, due 6/6/08 (a)(c)           10,000,000       9,979,100
Emerson Electric Co.
  2.10%, due 5/20/08 (a)(c)          10,000,000       9,988,917
  2.15%, due 5/2/08 (a)(c)           10,000,000       9,999,403
Estee Lauder Cos.
  2.25%, due 6/12/08 (a)(c)           9,000,000       8,976,375
FPL Group Capital, Inc.
  2.27%, due 5/1/08 (a)(c)           10,000,000      10,000,000
  2.30%, due 5/12/08 (a)(c)          10,000,000       9,992,972


 +  Percentages indicated are based on Fund net assets.



10    MainStay Cash Reserve Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Hershey Co. (The)
  2.12%, due 6/17/08 (a)(c)         $10,000,000   $   9,972,322
  2.15%, due 5/22/08 (a)(c)           5,000,000       4,993,729
  2.60%, due 5/8/08 (a)(c)            5,000,000       4,997,472
Honeywell International, Inc.
  2.15%, due 6/11/08 (a)(c)          10,000,000       9,975,514
  2.27%, due 6/24/08 (a)(c)          10,000,000       9,965,950
Illinois Tool Works, Inc.
  2.08%, due 5/22/08 (c)             10,000,000       9,987,867
  2.13%, due 5/20/08 (c)              2,571,000       2,568,110
  2.15%, due 5/23/08 (c)              7,000,000       6,990,803
John Deere Bank
  2.25%, due 5/14/08 (c)              5,000,000       4,995,938
Johnson & Johnson
  1.85%, due 6/27/08 (a)(c)          10,000,000       9,970,708
Kimberly-Clark Worldwide
  2.10%, due 5/5/08 (a)(c)            6,000,000       5,998,600
  2.10%, due 5/9/08 (a)(c)           10,000,000       9,995,333
  2.12%, due 5/5/08 (a)(c)            2,970,000       2,969,300
McGraw-Hill Cos., Inc. (The)
  2.25%, due 5/8/08 (a)(c)           10,000,000       9,995,625
Minnesota Mining &
  Manufacturing Co.
  1.90%, due 5/23/08 (c)             10,000,000       9,988,389
National Rural Utilities
  Cooperative Finance Corp.
  2.15%, due 5/28/08 (c)             10,000,000       9,983,875
  2.20%, due 5/20/08 (c)             10,000,000       9,988,389
Paccar Financial Corp.
  2.05%, due 6/18/08 (c)             10,000,000       9,972,666
  2.07%, due 6/30/08 (c)              2,197,000       2,189,420
  2.67%, due 5/16/08 (c)              6,942,000       6,934,277
Parker-Hannifin Corp.
  2.15%, due 6/11/08 (a)(c)          10,000,000       9,975,514
  2.20%, due 5/30/08 (a)(c)          10,000,000       9,982,278
PepsiCo, Inc.
  2.05%, due 6/4/08 (a)(c)           10,000,000       9,980,639
  2.10%, due 5/5/08 (a)(c)           10,000,000       9,997,667
Pfizer, Inc.
  4.41%, due 5/15/08 (a)(c)          10,000,000       9,982,850
Pitney Bowes, Inc.
  2.15%, due 5/2/08 (a)(c)            4,955,000       4,954,704
Private Export Funding Corp.
  2.18%, due 6/17/08 (a)(c)           5,000,000       4,985,770
  2.75%, due 7/2/08 (a)(c)            5,000,000       4,976,319
  2.90%, due 5/19/08 (a)(c)          10,000,000       9,985,500
Procter & Gamble Co.
  2.12%, due 6/24/08 (a)(c)          10,000,000       9,968,200
Siemens Capital Co. LLC
  2.09%, due 7/14/08 (a)(c)          10,000,000       9,957,039
Southern Co. (The)
  2.20%, due 6/4/08 (a)(c)            8,255,000       8,237,848
Southern Co. Funding Corp.
  2.16%, due 6/5/08 (a)(c)            3,571,000       3,563,501
Stanley Works (The)
  2.15%, due 7/10/08 (a)(c)           6,950,000       6,920,945
  2.50%, due 6/3/08 (a)(c)           10,000,000       9,977,083
Teachers Insurance & Annuity
  Association
  2.20%, due 5/13/08 (a)(c)          10,000,000       9,992,667
Wal-Mart Stores, Inc.
  2.05%, due 7/11/08 (a)(c)          10,000,000       9,959,569
Walt Disney Co. (The)
  3.47%, due 5/30/08 (c)              6,002,000       5,985,223
Wm. Wrigley Jr. Co.
  2.05%, due 6/27/08 (a)(c)           8,000,000       7,974,033
                                                  -------------
                                                    512,066,458
                                                  -------------

CORPORATE BONDS (2.7%)
General Dynamics Corp.
  3.00%, due 5/15/08                 10,800,000      10,791,113
International Business
  Machines Corp.
  2.769%, due 9/8/08 (a)(b)          10,000,000       9,997,080
                                                  -------------
                                                     20,788,193
                                                  -------------

MEDIUM-TERM NOTE (1.3%)
General Electric Capital
  Corp.
  3.12%, due 5/19/08 (b)             10,000,000      10,000,398
                                                  -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (19.7%)
Federal Farm Credit Bank
  2.00%, due 6/5/08 (c)               5,000,000       4,990,278
  2.10%, due 12/15/08 (c)               500,000         493,350
  2.638%, due 9/2/08 (c)             10,000,000       9,909,136
  2.65%, due 6/23/08 (c)             10,000,000       9,960,986
  2.88%, due 2/12/09 (c)              4,695,000       4,695,000
  3.30%, due 8/11/08                  4,000,000       3,985,820
Federal Home Loan Bank
  1.65%, due 12/11/08 (c)             3,669,000       3,631,332
  2.10%, due 8/22/08 (c)              5,000,000       4,967,042
  2.13%, due 6/11/08 (c)              9,064,000       9,042,012
  2.18%, due 3/3/09 (c)               5,000,000       4,907,350
  2.25%, due 8/8/08 (c)               1,690,000       1,679,543
  2.28%, due 2/27/09 (c)              5,000,000       4,904,367
  2.49%, due 8/27/08 (c)             10,000,000       9,918,384
  2.72%, due 5/23/08 (c)              4,769,000       4,761,073


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage
  Association
  2.00%, due 7/25/08 (c)            $ 5,000,000   $   4,976,389
  2.03%, due 9/17/08 (c)              4,720,000       4,683,005
  2.056%, due 9/10/08 (c)             5,000,000       4,962,307
  2.17%, due 9/3/08 (c)               1,975,000       1,960,119
  2.20%, due 5/28/08 (c)              2,005,000       2,001,692
  2.23%, due 6/4/08 (c)               4,163,000       4,154,232
  2.36%, due 11/7/08 (c)              6,200,000       6,122,775
  2.575%, due 9/26/08 (c)            10,000,000       9,894,139
  2.71%, due 5/21/08 (c)              5,000,000       4,992,472
  2.85%, due 7/23/08 (c)             10,000,000       9,934,292
United States Treasury Bills
  1.185%, due 9/11/08 (c)             1,282,000       1,276,388
  1.40%, due 9/11/08 (c)                825,000         820,733
  1.46%, due 9/25/08 (c)                603,000         599,405
  1.475%, due 9/25/08 (c)               484,000         481,085
  1.50%, due 9/25/08 (c)                545,000         541,662
  1.50%, due 10/16/08 (c)               226,000         224,418
  1.51%, due 10/16/08 (c)               957,000         950,256
  1.519%, due 9/25/08 (c)               162,000         160,995
  1.60%, due 10/16/08 (c)               372,000         369,222
  2.052%, due 5/8/08 (c)              1,540,000       1,539,386
  2.142%, due 5/8/08 (c)                187,000         186,922
  2.335%, due 7/17/08 (c)               795,000         791,029
  2.367%, due 7/17/08 (c)             2,690,000       2,676,384
United States Treasury Notes
  3.00%, due 2/15/09                  1,000,000       1,009,863
  3.75%, due 5/15/08                  5,000,000       4,998,699
  3.875%, due 5/15/09                 1,000,000       1,019,917
  4.75%, due 12/31/08                 2,000,000       2,042,386
  5.125%, due 6/30/08                 2,190,000       2,192,642
                                                  -------------
                                                    153,408,487
                                                  -------------
Total Short-Term Investments
  (Amortized Cost
  $774,807,522) (d)                        99.6%    774,807,522
Cash and Other Assets,
  Less Liabilities                          0.4       2,781,143
                                          -----    ------------
Net Assets                                100.0%  $ 777,588,665
                                          =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2008.
(c)  Interest rate presented is yield to
     maturity.
(d)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                  AMORTIZED
                                       COST    PERCENT+
Aerospace/Defense              $ 10,791,113         1.4%
Agricultural Operations          19,977,333         2.5
Automobile                       11,429,910         1.5
Beverages--Non-Alcoholic         34,633,604         4.4
Brewery                           3,413,812         0.4
Chemicals--Diversified            9,979,100         1.3
Commercial Banks--Southern
  U.S.                            8,000,205         1.0
Computers                         9,997,080         1.3
Cosmetics and Toiletries         57,544,507         7.4
Diversified Financial
  Services                       59,121,893         7.6
Diversified Manufacturing
  Operations                     98,195,098        12.6
Electric--Integrated             31,794,321         4.1
Electric--Miscellaneous          19,988,320         2.6
Finance--Auto Loans              19,096,363         2.4
Finance--Commercial              19,992,376         2.6
Finance--Consumer Loans           4,995,938         0.6
Finance--Other Services          39,919,853         5.1
Food--Confectionery              27,937,556         3.6
Food--Flour and Grain            19,941,639         2.6
Life/Health Insurance             9,992,667         1.3
Medical--Drugs                   18,478,380         2.4
Medical Products                  9,970,708         1.3
Multi-Media                      15,980,848         2.1
Office Automation and
  Equipment                       4,954,704         0.6
Oil Companies--Integrated        18,453,777         2.4
Retail--Discount                  9,959,569         1.3
Telephone--Integrated             9,960,333         1.3
Tools--Hand Held                 16,898,028         2.2
U.S. Government & Federal
  Agencies                      153,408,487        19.7
                               ------------       -----
                                774,807,522        99.6
Cash and Other Assets,
  Less Liabilities                2,781,143         0.4
                               ------------       -----
Net Assets                     $777,588,665       100.0%
                               ============       =====





+    Percentages indicated are based on Fund
     net assets.





12    MainStay Cash Reserve Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $774,807,522)      $774,807,522
Cash                                        1,145
Receivables:
  Fund shares sold                      6,290,855
  Interest                                603,313
Other assets                               20,116
                                     ------------
     Total assets                     781,722,951
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                  3,473,012
  Manager (See Note 3)                    230,223
  NYLIFE Distributors (See Note 3)        184,932
  Transfer agent (See Note 3)             115,486
  Shareholder communication                62,291
  Professional fees                        57,940
  Custodian                                 7,861
  Directors                                   585
Accrued expenses                              285
Dividend payable                            1,671
                                     ------------
     Total liabilities                  4,134,286
                                     ------------
Net assets                           $777,588,665
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 5.35 billion shares
  authorized                         $    777,589
Additional paid-in capital            776,812,366
                                     ------------
                                      777,589,955
Accumulated net realized loss on
  investments                              (1,290)
                                     ------------
Net assets                           $777,588,665
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $336,461,663
                                     ============
Shares of capital stock outstanding   336,477,176
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
SWEEP SHARES CLASS
Net assets applicable to
  outstanding shares                 $441,127,002
                                     ============
Shares of capital stock outstanding   441,112,019
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $15,217,221
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,666,204
  Distribution--Sweep Shares Class
     (See Note 3)                         524,734
  Service--Sweep Shares Class (See
     Note 3)                              524,734
  Transfer agent--Class I and Sweep
     Shares Class (See Note 3)            323,074
  Shareholder communication                65,385
  Professional fees                        57,276
  Registration                             19,135
  Directors                                14,465
  Custodian                                11,473
  Miscellaneous                            17,965
                                      -----------
     Total expenses before waiver       3,224,445
  Expense waiver from Manager (See
     Note 3)                             (247,605)
                                      -----------
     Net expenses                       2,976,840
                                      -----------
Net investment income                  12,240,381
                                      -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments            4,785
                                      -----------
Net increase in net assets resulting
  from
  operations                          $12,245,166
                                      ===========






14    MainStay Cash Reserve Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008             2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  12,240,381   $   28,702,381
 Net realized gain (loss)
  on investments                      4,785           (2,578)
                              ------------------------------
 Net increase in net assets
  resulting from operations      12,245,166       28,699,803
                              ------------------------------

Dividends to shareholders:
 From net investment income:
    Class I                      (6,128,674)     (13,817,799)
    Sweep Shares Class           (6,111,707)     (14,884,582)
                              ------------------------------
 Total dividends to
  shareholders                  (12,240,381)     (28,702,381)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        669,967,468    1,005,185,731
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      12,158,381       28,635,996
 Cost of shares redeemed       (628,641,821)    (873,752,919)
                              ------------------------------
    Increase in net assets
     derived from capital
     share transactions          53,484,028      160,068,808
                              ------------------------------
    Net increase in net
     assets                      53,488,813      160,066,230

NET ASSETS:
Beginning of period             724,099,852      564,033,622
                              ------------------------------
End of period                 $ 777,588,665   $  724,099,852
                              ==============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            CLASS I
                            ----------------------------------------------------------------------
                            SIX MONTHS
                               ENDED
                             APRIL 30,                     YEAR ENDED OCTOBER 31,

                            ----------------------------------------------------------------------
                               2008*        2007        2006        2005        2004        2003
Net asset value at
  beginning of period        $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             --------     --------    --------    --------    --------    --------
Net investment income            0.02         0.05        0.04        0.02        0.01        0.01
Net realized and
  unrealized gain (loss)
  on investments                 0.00 (a)    (0.00)(a)      --       (0.00)(a)    0.00 (a)    0.00 (a)
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.02         0.05        0.04        0.02        0.01        0.01
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                     (0.02)       (0.05)      (0.04)      (0.02)      (0.01)      (0.01)
  From net realized gain
     on investments                --           --          --          --       (0.00)(a)   (0.00)(a)
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                 (0.02)       (0.05)      (0.04)      (0.02)      (0.01)      (0.01)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             ========     ========    ========    ========    ========    ========
Total investment return          1.73%(b)     4.93%       4.39%       2.42%       0.77%       0.83%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          3.49%+       4.82%       4.32%       2.40%       0.77%       0.84%
  Net expenses                   0.50%+       0.50%       0.50%       0.50%       0.50%       0.50%
  Expenses (before waiver)       0.56%+       0.57%       0.54%       0.59%       0.60%       0.60%
Net assets at end of
  period (in 000's)          $336,462     $350,717    $253,013    $232,187    $246,542    $221,058




*    Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.





16    MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                SWEEP SHARES CLASS
      ----------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                     YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------------
         2008*        2007        2006        2005        2004        2003
       $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
       --------     --------    --------    --------    --------    --------
           0.01         0.04        0.04        0.02        0.00 (a)    0.00 (a)
           0.00 (a)    (0.00)(a)      --       (0.00)(a)    0.00 (a)    0.00 (a)
       --------     --------    --------    --------    --------    --------
           0.01         0.04        0.04        0.02        0.00 (a)    0.00 (a)
       --------     --------    --------    --------    --------    --------

          (0.01)       (0.04)      (0.04)      (0.02)      (0.00)(a)   (0.00)(a)
             --           --          --          --       (0.00)(a)   (0.00)(a)
       --------     --------    --------    --------    --------    --------
          (0.01)       (0.04)      (0.04)      (0.02)      (0.00)(a)   (0.00)(a)
       --------     --------    --------    --------    --------    --------
       $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
       ========     ========    ========    ========    ========    ========
           1.48%(b)     4.41%       3.88%       1.91%       0.27%       0.33%

           2.91%+       4.32%       3.82%       1.90%       0.27%       0.34%
           1.00%+       1.00%       1.00%       1.00%       1.00%       1.00%
           1.06%+       1.07%       1.04%       1.09%       1.10%       1.10%
       $441,127     $373,383    $311,020    $271,039    $260,814    $272,856




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Cash Reserves Fund (the "Fund"), a diversified fund.

The Fund currently offers two classes of shares. Class I shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. The Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each class of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution fee rates. The Sweep Shares Class bears distribution and service fee payments under a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Sweep Shares Class bears service fee payments under a shareholder service plan.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund, are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the


18    MainStay Cash Reserves Fund
income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million, and 0.40% on assets in excess of $500 million. Effective May 1, 2008, this fee will change to the following: 0.45% on assets up to $500 million, 0.40% on assets from $500 million to $1 billion and 0.35% on assets in excess of $1 billion.

Effective April 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following amounts of average daily net assets for each class: Class I, 0.50%; and Sweep Class, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $1,666,204 and waived its fees in the amount of $247,605.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                             OCTOBER 31,
      2008*            2009              2010              2011             TOTAL
$164,717             $193,963          $440,812          $247,605         $1,047,097
--------------------------------------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Fund's distributor and principal underwriter. The Company, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Company, with respect to the Sweep Shares Class

                                                   mainstayinvestments.com    19
shares of the Fund, has adopted a distribution and service plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plan provides that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's Sweep Shares Class and service activities.

Pursuant to the Plan, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life or any other broker-dealer or other financial institution, is entitled to receive a monthly distribution fee, which is an expense of the Plan of the Fund, for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plan for the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Fund.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $323,074.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(E) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class I                        $7,823,089    2.3%
-------------------------------------------------



(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $19,229.

NOTE 4--FEDERAL INCOME TAXES:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $6,075 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2012                 $2
       2013                  1
       2015                  3

------------------------------------
                            $6
------------------------------------



The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                         2007
Distributions paid from:
  Ordinary Income                    $28,702,381
------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--CAPITAL SHARE TRANSACTIONS:

 CLASS I (AT $1 PER SHARE)                      SHARES
Six months ended April 30, 2008:
Shares sold                                530,553,353
Shares issued to shareholders in
  reinvestment of dividends                  6,046,674
Shares redeemed                           (550,854,417)
                                    ------------------
Net decrease                               (14,254,390)
                                    ==================
Year ended October 31, 2007:
Shares sold                                787,479,142
Shares issued to shareholders in
  reinvestment of dividends                 13,751,414
Shares redeemed                           (703,528,515)
                                    ------------------
Net increase                                97,702,041
                                    ==================






20    MainStay Cash Reserves Fund

 SWEEP SHARES CLASS (AT $1 PER
SHARE)                                          SHARES
Six months ended April 30, 2008:
Shares sold                                139,414,115
Shares issued to shareholders in
  reinvestment of dividends                  6,111,707
Shares redeemed                            (77,787,404)
                                    ------------------
Net increase                                67,738,418
                                    ==================
Year ended October 31, 2007:
Shares sold                                217,706,589
Shares issued to shareholders in
  reinvestment of dividends                 14,884,582
Shares redeemed                           (170,224,404)
                                    ------------------
Net increase                                62,366,767
                                    ==================



NOTE 7--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.




                                                   mainstayinvestments.com    21

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Cash Reserves Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Amended and Restated Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has


22    MainStay Cash Reserves Fund
been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class' of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE CASH RESERVES FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship

                                                   mainstayinvestments.com    23
with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.




24    MainStay Cash Reserves Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Funds' website at
mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You can also obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO13013         (RECYCLE LOGO)            MS156-08           MSCR10-06/08
                                                                          B2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 ALL CAP GROWTH FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 ALL CAP GROWTH FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS      26
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -15.35%   -5.56%    9.28%    1.51%
Excluding sales charges    -10.42    -0.07    10.52     2.08




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                              RUSSELL 3000     S&P 500
                            INVESTOR CLASS    GROWTH INDEX      INDEX
                            --------------    ------------     -------
4/30/98                         9450.00         10000.00      10000.00
                               11882.00         12363.00      12182.00
                               14508.00         15807.00      13416.00
                               10988.00         10788.00      11676.00
                                8835.00          8707.00      10201.00
                                7042.00          7400.00       8844.00
                                8381.00          9098.00      10867.00
                                8516.00          9125.00      11556.00
                               11037.00         10667.00      13337.00
                               11621.00         11897.00      15370.00
4/30/08                        11614.00         11804.00      14651.00






CLASS A SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -15.38%   -5.60%    9.27%    1.50%
Excluding sales charges    -10.46    -0.11    10.51     2.08




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY ALL
                          CAP GROWTH     RUSSELL 3000     S&P 500
                             FUND        GROWTH INDEX      INDEX
                         ------------    ------------     -------
4/30/98                    23625.00        25000.00      25000.00
                           29705.00        30908.00      30456.00
                           36271.00        39517.00      33540.00
                           27469.00        26969.00      29189.00
                           22087.00        21768.00      25504.00
                           17605.00        18501.00      22110.00
                           20953.00        22744.00      27168.00
                           21290.00        22813.00      28890.00
                           27592.00        26668.00      33344.00
                           29053.00        29743.00      38424.00
4/30/08                    29022.00        29509.00      36627.00






CLASS B SHARES(2)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -14.88%   -5.44%    9.41%    1.23%
Excluding sales charges    -10.79    -0.89     9.69     1.23




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY ALL
               CAP GROWTH     RUSSELL 3000     S&P 500
                  FUND        GROWTH INDEX      INDEX
              ------------    ------------     -------
4/30/98         10000.00        10000.00      10000.00
                12447.00        12363.00      12182.00
                15043.00        15807.00      13416.00
                11269.00        10788.00      11676.00
                 8992.00         8707.00      10201.00
                 7117.00         7400.00       8844.00
                 8413.00         9098.00      10867.00
                 8477.00         9125.00      11556.00
                10908.00        10667.00      13337.00
                11400.00        11897.00      15370.00
4/30/08         11299.00        11804.00      14651.00






* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be

  THE FOOTNOTES AND DISCLOSURE ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

  CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
  ------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -11.63%   -1.80%    9.70%    1.24%
Excluding sales charges    -10.81    -0.89     9.70     1.24




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY ALL
                             CAP GROWTH     RUSSELL 3000     S&P 500
                                FUND        GROWTH INDEX      INDEX
                            ------------    ------------     -------
4/30/98                       10000.00        10000.00      10000.00
                              12447.00        12363.00      12182.00
                              15043.00        15807.00      13416.00
                              11269.00        10788.00      11676.00
                               8992.00         8707.00      10201.00
                               7117.00         7400.00       8844.00
                               8418.00         9098.00      10867.00
                               8477.00         9125.00      11556.00
                              10917.00        10667.00      13337.00
                              11409.00        11897.00      15370.00
4/30/08                       11308.00        11804.00      14651.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                  -10.15%   0.51%   11.09%    2.42%




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                     MAINSTAY ALL
                      CAP GROWTH     RUSSELL 3000     S&P 500
                         FUND        GROWTH INDEX      INDEX
                     ------------    ------------     -------
4/30/98                10000.00        10000.00      10000.00
                       12591.00        12363.00      12182.00
                       15390.00        15807.00      13416.00
                       11648.00        10788.00      11676.00
                        9390.00         8707.00      10201.00
                        7504.00         7400.00       8844.00
                        8956.00         9098.00      10867.00
                        9142.00         9125.00      11556.00
                       11919.00        10667.00      13337.00
                       12633.00        11897.00      15370.00
4/30/08                12697.00        11804.00      14651.00







 BENCHMARK PERFORMANCE                       SIX      ONE      FIVE     TEN
                                           MONTHS     YEAR    YEARS    YEARS
----------------------------------------------------------------------------------
Russell 3000(R) Growth Index(3)             -9.68%   -0.79%    9.79%    1.67%
S&P 500(R) Index(4)                         -9.64    -4.68    10.62     3.89
Average Lipper multi-cap growth fund(5)    -11.76     0.03    12.13     4.19



   modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class A, B and C shares might have been lower.
3. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay All Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,018.90        $ 2.77         $1,005.73         $ 2.75
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  895.40        $ 7.07         $1,017.40         $ 7.52
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  892.10        $10.82         $1,013.43         $11.51
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  891.90        $10.82         $1,013.43         $11.51
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  898.50        $ 4.39         $1,020.24         $ 4.67
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.62% for Investor Class, 1.50% for Class A, 2.30% for Class B and Class C and 0.93% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $8.12 and the ending account value would have been $1,061.81.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Energy Equipment & Services              7.8%
Health Care Equipment & Supplies         5.9
Aerospace & Defense                      5.3
Life Sciences Tools & Services           5.3
Machinery                                5.0
Semiconductors & Semiconductor
  Equipment                              5.0
Chemicals                                4.6
Software                                 4.4
Computers & Peripherals                  4.2
Electronic Equipment & Instruments       4.1
Biotechnology                            3.8
Beverages                                3.7
Communications Equipment                 3.4
Electrical Equipment                     3.4
Internet Software & Services             3.3
Multiline Retail                         2.0
Food & Staples Retailing                 1.9
Specialty Retail                         1.8
Wireless Telecommunication Services      1.8
Capital Markets                          1.7
Health Care Providers & Services         1.7
Diversified Financial Services           1.5
Insurance                                1.3
Oil, Gas & Consumable Fuels              1.2
Road & Rail                              1.2
Construction & Engineering               1.1
Hotels, Restaurants & Leisure            1.1
Independent Power Producers & Energy
  Traders                                1.1
Distributors                             1.0
Metals & Mining                          1.0
Tobacco                                  1.0
Household Products                       0.9
Media                                    0.9
Personal Products                        0.9
Diversified Consumer Services            0.8
Diversified Telecommunication
  Services                               0.7
IT Services                              0.7
Containers & Packaging                   0.6
Pharmaceuticals                          0.5
Textiles, Apparel & Luxury Goods         0.5
Semiconductors                           0.4
Short-Term Investment                    9.1
  (collateral from securities lending
     is 9.1%)
Liabilities in Excess of Cash and
  Other Assets                          (7.6)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Thermo Fisher Scientific, Inc.
    2.  Praxair, Inc.
    3.  Gilead Sciences, Inc.
    4.  Amphenol Corp. Class A
    5.  Weatherford International, Ltd.
    6.  Hologic, Inc.
    7.  United Technologies Corp.
    8.  Terex Corp.
    9.  Transocean, Inc.
   10.  EMC Corp.







8    MainStay All Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN, ROBERT J. CENTRELLA, JOHN BUTLER, EILLEEN COOK, LANETTE DONOVAN AND DENISE E. HIGGINS OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY ALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay All Cap Growth Fund returned -10.42% for Investor Class shares,(1) -10.46% for Class A shares, -10.79% for Class B shares and -10.81% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -10.15%. All shares classes outperformed the -11.76% return of the average Lipper(2) multi-cap growth fund for the six-month reporting period. All share classes underperformed the -9.68% return of the Russell 3000(R) Growth Index,(3) the Fund's broad-based securities-market index, for the six months ended April 30, 2008. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Favorable stock selection in health care and materials helped the Fund's performance relative to the Russell 3000(R) Growth Index during the six months ended April 30, 2008. This, however, was not enough to overcome the impact of poor stock selection in the consumer staples, energy, financials, information technology, industrials and telecommunications services sectors.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS AND WHICH STOCKS WERE THE WEAKEST?

The strongest contributors to the Fund's performance on an absolute basis were Mosaic, Wal-Mart Stores and Weatherford International. Mosaic is a leading manufacturer of agricultural fertilizer. The company benefited from rising food prices, which prompted many farmers to step up production. Higher farm production boosted demand and supported higher prices for agricultural fertilizers. Wal-Mart Stores benefited from several trends, but arguably the most significant was an increase in store traffic, as consumers sought out bargains in a tough economic environment. Wal-Mart's everyday-low-price strategy served the company well as consumers showed continuing interest in discount retailers. The share price of oil services firm Weatherford International rose as high oil prices led to increased exploration and production activity, which strengthened demand for the company's oil-exploration equipment and services.

Major detractors from the Fund's performance included Tesoro, Harman International Industries and Hansen Natural. Tesoro, an integrated oil producer, saw its share price decline on investor concerns that rising oil prices would result in margin contraction and earnings pressure. Shares of Harman International Industries sold off significantly in mid-January when the company materially lowered its earnings guidance for the year. The company's outlook for its personal navigation device (PND) business weakened when heavy competition hurt pricing and margins. Shares of beverage company Hansen Natural declined dramatically in early November 2007 after the company reported weaker-than-expected third-quarter earnings per share because of lower revenue growth and higher operating expenses than the company had anticipated.

WERE THERE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING PERIOD?

The Fund initiated a new position in deep-discount chain Dollar Tree. Dollar Tree's stock performed well during the reporting period, as customers shifted from higher- to lower-priced stores to save money. The Fund also purchased shares of Wal-Mart Stores, which benefited from the same consumer trend and experienced solid sales growth during the reporting period.

We eliminated the Fund's positions in Harman International Industries and Tesoro. As mentioned above, emerging weakness in Harman International

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund invests in mid-cap stocks, which may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subjected to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Russell 3000(R) Growth Index.

                                                    mainstayinvestments.com    9

Industries' PND product line significantly pressured its revenue growth and profitability. Since we saw no reason to anticipate a turn for the better, we sold the Fund's position in the company. Lacking any hard data to suggest that the run-up in oil prices was nearing an end, we sold the Fund's position in Tesoro to protect against further weakening in the company's margins and earnings.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weighting in the consumer staples sector, as we adopted a more defensive portfolio posture in response to the deepening U.S. economic slowdown. Relative to the Russell 3000(R) Growth Index, we increased the Fund's position in the materials sector because this group is not directly exposed to the growing weakness in consumer spending. We significantly reduced the Fund's weighting in the financials sector to reduce exposure to the deepening credit crisis. We also reduced the Fund's weighting in the consumer discretionary sector in light of recent constraints on consumer spending, including rising gasoline prices, falling home prices, higher unemployment and tightening credit conditions.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2008?

As of April 30, 2008, the Fund held overweight positions relative to the Russell 3000(R) Growth Index in health care, industrials, materials and telecommunications services. On the same date, the Fund held underweight positions relative to the Index in consumer discretionary, consumer staples, financials and utilities. The Fund had roughly market-weight positions in energy and information technology.

The Fund's positioning in industrials, materials and consumer discretionary benefited the Fund's performance, while the Fund's allocations to health care, telecommunications services, consumer staples and information technology detracted from results. The Fund's weightings in financials, utilities and energy had a roughly neutral impact on the Fund's relative performance during the reporting period.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay All Cap Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (98.5%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (5.3%)
L-3 Communications Holdings,
  Inc.                                  48,500   $   5,405,325
Precision Castparts Corp.               40,400       4,749,424
V  United Technologies Corp.            81,200       5,884,564
                                                 -------------
                                                    16,039,313
                                                 -------------

BEVERAGES (3.7%)
Coca-Cola Co. (The)                     58,000       3,414,460
Hansen Natural Corp. (a)(b)             79,300       2,806,427
PepsiCo, Inc.                           73,800       5,057,514
                                                 -------------
                                                    11,278,401
                                                 -------------

BIOTECHNOLOGY (3.8%)
Genentech, Inc. (a)                     41,700       2,843,940
V  Gilead Sciences, Inc. (a)           140,600       7,277,456
United Therapeutics Corp. (a)           18,400       1,554,800
                                                 -------------
                                                    11,676,196
                                                 -------------

CAPITAL MARKETS (1.7%)
Affiliated Managers Group,
  Inc. (a)(b)                           27,800       2,761,652
Ameriprise Financial, Inc.              51,300       2,436,237
                                                 -------------
                                                     5,197,889
                                                 -------------

CHEMICALS (4.6%)
Monsanto Co.                            31,600       3,603,032
Mosaic Co. (The) (a)                    22,800       2,793,228
V  Praxair, Inc.                        84,300       7,697,433
                                                 -------------
                                                    14,093,693
                                                 -------------

COMMUNICATIONS EQUIPMENT (3.4%)
Ceragon Networks, Ltd. (a)             100,000         816,000
Cisco Systems, Inc. (a)                 85,000       2,179,400
Harris Corp.                            58,100       3,139,143
Research In Motion, Ltd. (a)            35,100       4,269,213
                                                 -------------
                                                    10,403,756
                                                 -------------

COMPUTERS & PERIPHERALS (4.2%)
Apple, Inc. (a)                         24,400       4,244,380
V  EMC Corp. (a)                       361,200       5,562,480
International Business
  Machines Corp.                        25,100       3,029,570
                                                 -------------
                                                    12,836,430
                                                 -------------

CONSTRUCTION & ENGINEERING (1.1%)
Quanta Services, Inc. (a)(b)           120,200       3,190,108
                                                 -------------


CONTAINERS & PACKAGING (0.6%)
Crown Holdings, Inc. (a)                64,000       1,717,760
                                                 -------------


DISTRIBUTORS (1.0%)
LKQ Corp. (a)                          141,200       3,072,512
                                                 -------------

DIVERSIFIED CONSUMER SERVICES (0.8%)
Capella Education Co. (a)(b)            36,100       2,328,089
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (1.5%)
IntercontinentalExchange,
  Inc. (a)                              29,500       4,576,925
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
NTELOS Holdings Corp.                   83,300       2,155,804
                                                 -------------


ELECTRICAL EQUIPMENT (3.4%)
General Cable Corp. (a)                 70,300       4,710,100
Roper Industries, Inc.                  88,800       5,516,256
                                                 -------------
                                                    10,226,356
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
V  Amphenol Corp. Class A              153,400       7,084,012
Anixter International, Inc.
  (a)                                   52,700       3,002,319
Avnet, Inc. (a)                         91,200       2,388,528
                                                 -------------
                                                    12,474,859
                                                 -------------

ENERGY EQUIPMENT & SERVICES (7.8%)
Baker Hughes, Inc.                      30,400       2,458,752
Cameron International Corp.
  (a)                                   90,400       4,450,392
National Oilwell Varco, Inc.
  (a)                                   62,400       4,271,280
V  Transocean, Inc. (a)                 37,971       5,599,204
V  Weatherford International,
  Ltd. (a)                              86,600       6,986,022
                                                 -------------
                                                    23,765,650
                                                 -------------

FOOD & STAPLES RETAILING (1.9%)
CVS Caremark Corp.                      39,000       1,574,430
Wal-Mart Stores, Inc.                   72,300       4,191,954
                                                 -------------
                                                     5,766,384
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.9%)
ArthroCare Corp. (a)(b)                 22,500       1,013,850
Becton, Dickinson & Co.                 45,500       4,067,700
C.R. Bard, Inc. (b)                     23,400       2,203,578
V  Hologic, Inc. (a)                   224,944       6,566,115
St. Jude Medical, Inc. (a)              89,900       3,935,822
                                                 -------------
                                                    17,787,065
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (1.7%)
Aetna, Inc.                             22,500         981,000
Medco Health Solutions, Inc.
  (a)                                   84,200       4,171,268
                                                 -------------
                                                     5,152,268
                                                 -------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
International Game Technology           95,900       3,331,566
                                                 -------------




 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive Co.                   36,600   $   2,587,620
                                                 -------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.1%)
NRG Energy, Inc. (a)(b)                 78,700       3,458,865
                                                 -------------


INSURANCE (1.3%)
Prudential Financial, Inc.              53,600       4,058,056
                                                 -------------

INTERNET SOFTWARE & SERVICES (3.3%)
Akamai Technologies, Inc.
  (a)(b)                                89,000       3,183,530
Equinix, Inc. (a)(b)                    33,900       3,065,238
Google, Inc. Class A (a)                 6,500       3,732,885
                                                 -------------
                                                     9,981,653
                                                 -------------

IT SERVICES (0.7%)
Alliance Data Systems Corp.
  (a)                                   35,000       2,009,350
                                                 -------------


LIFE SCIENCES TOOLS & SERVICES (5.3%)
Covance, Inc. (a)                       44,900       3,762,171
ICON PLC, Sponsored ADR
  (a)(c)                                58,500       4,212,000
V  Thermo Fisher Scientific,
  Inc. (a)                             139,600       8,078,652
                                                 -------------
                                                    16,052,823
                                                 -------------

MACHINERY (5.0%)
Caterpillar, Inc.                       43,200       3,537,216
Danaher Corp.                           62,000       4,837,240
Oshkosh Corp. (b)                       23,800         966,280
V  Terex Corp. (a)                      82,600       5,755,568
                                                 -------------
                                                    15,096,304
                                                 -------------

MEDIA (0.9%)
News Corp. Class A (b)                 156,100       2,794,190
                                                 -------------


METALS & MINING (1.0%)
Allegheny Technologies, Inc.            16,200       1,115,046
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    17,800       2,024,750
                                                 -------------
                                                     3,139,796
                                                 -------------

MULTILINE RETAIL (2.0%)
Dollar Tree, Inc. (a)                   61,500       1,943,400
Kohl's Corp. (a)                        83,400       4,074,090
                                                 -------------
                                                     6,017,490
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (1.2%)
Williams Cos., Inc.                    106,500       3,780,750
                                                 -------------



PERSONAL PRODUCTS (0.9%)
Avon Products, Inc.                     71,500       2,789,930
                                                 -------------

PHARMACEUTICALS (0.5%)
Merck & Co., Inc.                       40,500       1,540,620
                                                 -------------


ROAD & RAIL (1.2%)
Norfolk Southern Corp.                  61,900       3,688,002
                                                 -------------


SEMICONDUCTORS (0.4%)
Semiconductor HOLDRs Trust
  (d)                                   42,100       1,286,997
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
Intel Corp.                            221,600       4,932,816
MEMC Electronic Materials,
  Inc. (a)                              87,900       5,535,063
RF Micro Devices, Inc. (a)(b)          771,600       2,600,292
Skyworks Solutions, Inc. (a)           239,500       2,081,255
                                                 -------------
                                                    15,149,426
                                                 -------------

SOFTWARE (4.4%)
Autodesk, Inc. (a)                     113,900       4,328,200
FactSet Research Systems,
  Inc. (b)                              55,750       3,346,673
Microsoft Corp.                        194,700       5,552,844
                                                 -------------
                                                    13,227,717
                                                 -------------

SPECIALTY RETAIL (1.8%)
Abercrombie & Fitch Co. Class
  A                                     56,500       4,198,515
Guess?, Inc.                            34,300       1,313,004
                                                 -------------
                                                     5,511,519
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Phillips-Van Heusen Corp. (b)           38,400       1,620,864
                                                 -------------


TOBACCO (1.0%)
Altria Group, Inc.                      41,200         824,000
Philip Morris International,
  Inc. (a)                              41,200       2,102,436
                                                 -------------
                                                     2,926,436
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES (1.8%)
American Tower Corp. Class A
  (a)                                   77,000       3,343,340
SBA Communications Corp.
  Class A (a)                           60,700       1,963,038
                                                 -------------
                                                     5,306,378
                                                 -------------
Total Common Stocks
  (Cost $230,297,982)                              299,095,810
                                                 -------------






12    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE

SHORT-TERM INVESTMENT (9.1%)
--------------------------------------------------------------

INVESTMENT COMPANY (9.1%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                     27,740,135   $  27,740,135
                                                 -------------
Total Short-Term Investment
  (Cost $27,740,135)                                27,740,135
                                                 -------------
Total Investments
  (Cost $258,038,117) (f)                107.6%    326,835,945
Liabilities in Excess of
  Cash and Other Assets                   (7.6)    (23,148,945)
                                         -----    ------------
Net Assets                               100.0%  $ 303,687,000
                                         =====    ============




(a)   Non-income producing security.
(b)   Represents a security, or a portion
      thereof, which is out on loan. The
      aggregate market value of such securities is $26,781,235; cash collateral of
      $27,740,135 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)   ADR--American Depositary Receipt.
(d)   HOLDRs--represents beneficial ownership
      in the common stock of a group of
      specified companies that are involved in various segments of the semiconductors industry.
(e)   Represents a security, or a portion
      thereof, purchased with cash collateral
      received for securities on loan.
(f)   At April 30, 2008, cost is $258,176,577
      for federal income tax purposes and net
      unrealized appreciation is as follows:




     Gross unrealized appreciation    $75,207,512
     Gross unrealized depreciation     (6,548,144)
                                      -----------
     Net unrealized appreciation      $68,659,368
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $258,038,117)
  including $26,781,235 market
  value of securities loaned         $326,835,945
Cash                                    3,552,402
Receivables:
  Investment securities sold            1,112,863
  Fund shares sold                        151,195
  Dividends and interest                   93,241
Other assets                               37,577
                                     ------------
     Total assets                     331,783,223
                                     ------------
LIABILITIES:
Securities lending collateral          27,740,135
Payables:
  Manager (See Note 3)                    200,968
  Transfer agent (See Note 3)              40,599
  Professional fees                        30,477
  Fund shares redeemed                     26,937
  Shareholder communication                25,991
  NYLIFE Distributors (See Note 3)         20,292
  Custodian                                 6,245
  Directors                                   266
Accrued expenses                            4,313
                                     ------------
     Total liabilities                 28,096,223
                                     ------------
Net assets                           $303,687,000
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     12,216
Additional paid-in capital            233,171,907
                                     ------------
                                      233,184,123
Accumulated net investment loss          (416,220)
Accumulated net realized gain on
  investments and written option
  transactions                          2,121,269
Net unrealized appreciation on
  investments                          68,797,828
                                     ------------
Net assets                           $303,687,000
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  7,227,593
                                     ============
Shares of capital stock outstanding       303,872
                                     ============
Net asset value per share
  outstanding                        $      23.78
Maximum sales charge (5.50% of
  offering price)                            1.38
                                     ------------
Maximum offering price per share
  outstanding                        $      25.16
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 23,155,191
                                     ============
Shares of capital stock outstanding       974,020
                                     ============
Net asset value per share
  outstanding                        $      23.77
Maximum sales charge (5.50% of
  offering price)                            1.38
                                     ------------
Maximum offering price per share
  outstanding                        $      25.15
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 10,594,839
                                     ============
Shares of capital stock outstanding       461,620
                                     ============
Net asset value and offering price
  per share outstanding              $      22.95
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  6,835,094
                                     ============
Shares of capital stock outstanding       297,511
                                     ============
Net asset value and offering price
  per share outstanding              $      22.97
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $255,874,283
                                     ============
Shares of capital stock outstanding    10,179,239
                                     ============
Net asset value and offering price
  per share outstanding              $      25.14
                                     ============






14    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $    938,866
  Interest                                185,363
  Income from securities
     loaned--net                          104,744
                                     ------------
     Total income                       1,228,973
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,312,570
  Transfer agent--Investor Class
     (See Note 3)                           2,668
  Transfer agent--Class A (See Note
     3)                                    47,917
  Transfer agent--Classes B and C
     (See Note 3)                          33,723
  Transfer agent--Class I (See Note
     3)                                    34,872
  Distribution--Class B (See Note
     3)                                    40,662
  Distribution--Class C (See Note
     3)                                    25,681
  Distribution/Service--Investor
     Class (See Note 3)                     1,487
  Distribution/Service--Class A
     (See Note 3)                          36,692
  Service--Class B (See Note 3)            13,554
  Service--Class C (See Note 3)             8,560
  Professional fees                        29,841
  Shareholder communication                25,751
  Registration                             23,873
  Custodian                                 8,181
  Directors                                 5,861
  Miscellaneous                            11,398
                                     ------------
     Total expenses before waiver       1,663,291
  Expense waiver from Manager (See
     Note 3)                              (18,098)
                                     ------------
     Net expenses                       1,645,193
                                     ------------
Net investment loss                      (416,220)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND WRITTEN OPTION TRANSACTIONS:
Net realized gain on:
  Security transactions                 2,152,662
  Written option transactions             114,075
                                     ------------
Net realized gain on investments
  and written option transactions       2,266,737
                                     ------------
Net change in unrealized
  appreciation on investments         (38,310,690)
                                     ------------
Net realized and unrealized loss on
  investments and written option
  transactions                        (36,043,953)
                                     ------------
Net decrease in net assets
  resulting from operations          $(36,460,173)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss           $   (416,220)  $   (960,483)
 Net realized gain on
  investments and written
  option transactions             2,266,737     30,108,204
 Net change in unrealized
  appreciation on investments   (38,310,690)    32,362,921
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (36,460,173)    61,510,642
                               ---------------------------

Distributions to shareholders:
 From net realized gain on
  investments:
    Class A                      (2,620,113)            --
    Class B                        (967,821)            --
    Class C                        (613,298)            --
    Class I                     (21,877,519)            --
                               ---------------------------
 Total distributions to
  shareholders                  (26,078,751)            --
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         21,735,440     47,817,672
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                  25,861,185             --
 Cost of shares redeemed        (31,329,764)   (66,230,508)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                16,266,861    (18,412,836)
                               ---------------------------
    Net increase (decrease)
     in net assets              (46,272,063)    43,097,806

NET ASSETS:
Beginning of period             349,959,063    306,861,257
                               ---------------------------
End of period                  $303,687,000   $349,959,063
                               ===========================
Accumulated net investment
 loss at end of period         $   (416,220)  $         --
                               ===========================






16    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                              CLASS A
                            --------------    ----------------------------------------------------------
                             FEBRUARY 28,                                                     JANUARY 2,
                                 2008*        SIX MONTHS                                        2004*
                                THROUGH          ENDED                                         THROUGH
                               APRIL 30,       APRIL 30,        YEAR ENDED OCTOBER 31,       OCTOBER 31,

                            ----------------------------------------------------------------------------
                                2008**          2008**        2007       2006       2005         2004
Net asset value at
  beginning of period           $23.34          $ 28.85     $ 23.86    $ 21.84    $ 18.32      $ 18.99
                                ------          -------     -------    -------    -------      -------
Net investment loss (a)          (0.04)           (0.08)      (0.21)     (0.21)     (0.19)(b)    (0.10)
Net realized and
  unrealized gain (loss)
  on investments                  0.48            (2.76)       5.20       2.23       3.71        (0.57)
                                ------          -------     -------    -------    -------      -------
Total from investment
  operations                      0.44            (2.84)       4.99       2.02       3.52        (0.67)
                                ------          -------     -------    -------    -------      -------
Less distributions:
  From net realized gain
     on investments                 --            (2.24)         --         --         --           --
                                ------          -------     -------    -------    -------      -------
Net asset value at end of
  period                        $23.78          $ 23.77     $ 28.85    $ 23.86    $ 21.84      $ 18.32
                                ======          =======     =======    =======    =======      =======
Total investment return
  (c)                             1.89%(d)       (10.46%)(d)  20.91%      9.25%     19.21%       (3.53%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss            (1.11%)+         (0.69%)+    (0.79%)    (0.89%)    (0.95%)(b)   (0.61%)+
  Net expenses                    1.62% +          1.50% +     1.55%      1.50%      1.55%        1.31% +
  Expenses (before
     waiver/recoupment)           1.62% +          1.50% +     1.53% (e)  1.54%      1.59%        1.37% +
Portfolio turnover rate             30%              30%         37%        46%        31%          44%
Net assets at end of
  period (in 000's)             $7,228          $23,155     $32,894    $28,170    $14,333      $12,716




                                                    CLASS C
                            -------------------------------------------------------
                                                                         JANUARY 2,
                            SIX MONTHS                                     2004*
                               ENDED                                      THROUGH
                             APRIL 30,      YEAR ENDED OCTOBER 31,      OCTOBER 31,

                            -------------------------------------------------------
                              2008**       2007      2006      2005         2004
Net asset value at
  beginning of period         $ 28.06     $23.38    $21.56    $18.22       $18.99
                              -------     ------    ------    ------       ------
Net investment loss (a)         (0.18)     (0.39)    (0.37)    (0.36)(b)    (0.23)
Net realized and
  unrealized gain (loss)
  on investments                (2.67)      5.07      2.19      3.70        (0.54)
                              -------     ------    ------    ------       ------
Total from investment
  operations                    (2.85)      4.68      1.82      3.34        (0.77)
                              -------     ------    ------    ------       ------
Less distributions:
  From net realized gain
     on investments             (2.24)        --        --        --           --
                              -------     ------    ------    ------       ------
Net asset value at end of
  period                      $ 22.97     $28.06    $23.38    $21.56       $18.22
                              =======     ======    ======    ======       ======
Total investment return
  (c)                          (10.81%)(d) 20.02%     8.44%    18.33%       (4.05%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss           (1.51%)+   (1.55%)   (1.64%)   (1.70%)(b)   (1.36%)+
  Net expenses                   2.30% +    2.30%     2.25%     2.30%        2.06% +
  Expenses (before
     waiver/recoupment)          2.30% +    2.28% (e) 2.29%     2.34%        2.12% +
Portfolio turnover rate            30%        37%       46%       31%          44%
Net assets at end of
  period (in 000's)           $ 6,835     $7,396    $4,820    $2,292       $  532




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Due to expense cap structure change as noted in Note 3(A), Class A, B and C shares were able to recoup expenses during year ended October 31, 2007.





18    MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         CLASS B
---------------------------------------------------------
                                               JANUARY 2,
SIX MONTHS                                       2004*
   ENDED                                        THROUGH
 APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

---------------------------------------------------------
  2008**        2007       2006      2005         2004
   $ 28.03    $ 23.36    $ 21.54    $18.21       $18.99
   -------    -------    -------    ------       ------
     (0.18)     (0.39)     (0.37)    (0.36)(b)    (0.22)
     (2.66)      5.06       2.19      3.69        (0.56)
   -------    -------    -------    ------       ------
     (2.84)      4.67       1.82      3.33        (0.78)
   -------    -------    -------    ------       ------

     (2.24)        --         --        --           --
   -------    -------    -------    ------       ------
   $ 22.95    $ 28.03    $ 23.36    $21.54       $18.21
   =======    =======    =======    ======       ======
    (10.79%)(d) 19.99%      8.45%    18.29%       (4.11%)(d)

     (1.51%)+   (1.54%)    (1.63%)   (1.70%)(b)   (1.36%)+
      2.30% +    2.30%      2.25%     2.30%        2.06% +
      2.30% +    2.28% (e)  2.29%     2.34%        2.12% +
        30%        37%        46%       31%          44%
   $10,595    $11,925    $10,770    $9,499       $3,453




                                CLASS I
----------------------------------------------------------------------

SIX MONTHS
   ENDED
 APRIL 30,                     YEAR ENDED OCTOBER 31,

----------------------------------------------------------------------
  2008**        2007        2006        2005        2004        2003
  $  30.28    $  24.90    $  22.66    $  18.90    $  18.66    $  16.02
  --------    --------    --------    --------    --------    --------
     (0.02)      (0.05)      (0.08)      (0.07)(b)   (0.04)      (0.01)
     (2.88)       5.43        2.32        3.83        0.28        2.65
  --------    --------    --------    --------    --------    --------
     (2.90)       5.38        2.24        3.76        0.24        2.64
  --------    --------    --------    --------    --------    --------

     (2.24)         --          --          --          --          --
  --------    --------    --------    --------    --------    --------
  $  25.14    $  30.28    $  24.90    $  22.66    $  18.90    $  18.66
  ========    ========    ========    ========    ========    ========
    (10.15%)(d)  21.61%       9.89%      19.89%       1.29%      16.48%

     (0.13%)+    (0.18%)     (0.31%)     (0.33%)(b)  (0.23%)     (0.04%)
      0.93% +     0.93%       0.93%       0.93%       0.93%       0.93%
      0.94% +     0.95%       0.97%       0.97%       0.99%       1.02%
        30%         37%         46%         31%         44%         35%
  $255,874    $297,744    $263,102    $289,058    $253,968    $342,761




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay All Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced on January 2, 1991. Class A shares, Class B shares and Class C shares commenced on January 1, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may covert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as


20    MainStay All Cap Growth Fund
defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 4.)

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in

                                                   mainstayinvestments.com    21
recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.85% of the average daily net assets of the Fund. Effective May 1, 2008, this fee will change to the following: 0.85% on assets up to $500 million, 0.825% on assets from $500 million to $1 billion and 0.80% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investors Class, 1.64%; Class A, 1.27%; Class B, 2.39%; Class C, 2.39%; and Class I, 0.93%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $1,312,570 and waived its fees in the amount of $18,098.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
  2008*      2009        2010       2011       TOTAL
$27,750    $126,077    $33,169    $18,098    $205,094
-----------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.54%; Class B, 2.29%; Class C, 2.29%; and Class I, 0.93%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in


22    MainStay All Cap Growth Fund
conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $735 and $6,381, respectively for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $0, $396, $10,039, and $837, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $119,180.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                 $     25,473     0.4%
---------------------------------------------------
Class A                               1,360     0.0*
---------------------------------------------------
Class B                               1,317     0.0*
---------------------------------------------------
Class C                               1,318     0.0*
---------------------------------------------------
Class I                         199,500,862    78.0
---------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $5,930.

NOTE 4--WRITTEN OPTIONS:

During the six months ended April 30, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS     PREMIUM
Options outstanding at
  October 31, 2007                    --   $      --
----------------------------------------------------
Options--Written                     339     263,905
----------------------------------------------------
Options--Expired                      --          --
----------------------------------------------------
Options--Canceled in closing
  transactions                      (339)   (263,905)
----------------------------------------------------
Options outstanding at April
  30, 2008                            --   $      --
----------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon

                                                   mainstayinvestments.com    23
the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $98,998 and $93,140, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                  SHARES         AMOUNT

Period ended April 30,
  2008*:
Shares sold                       8,116   $    187,045
Shares redeemed                 (12,063)      (280,316)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                     (3,947)       (93,271)
Shares converted from Class
  A (See Note 1)                305,564      6,811,011
Shares converted from Class
  B (See Note 1)                  2,255         49,859
                             -------------------------
Net increase                    303,872   $  6,767,599
                             =========================

* Investor Class shares were first offered on February
  28, 2008.

 CLASS A                         SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                     255,312   $  6,251,905
Shares issued to
  shareholders in
  reinvestment of
  distributions                  96,914      2,497,516
Shares redeemed                (225,088)    (5,287,737)
                             -------------------------
Net increase in shares
  outstanding before
  conversion                    127,138      3,461,684
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)           (305,701)    (6,811,011)
Shares converted from Class
  B (See Note 1)                 12,260        290,589
                             -------------------------
Net decrease                   (166,303)  $ (3,058,738)
                             =========================
Year ended October 31,
  2007:
Shares sold                     307,042   $  8,068,099
Shares redeemed                (374,643)    (9,472,149)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                    (67,601)    (1,404,050)
Shares converted from Class
  B (See Note 1)                 27,393        703,250
                             -------------------------
Net decrease                    (40,208)  $   (700,800)
                             =========================

 CLASS B                         SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      83,712   $  1,996,241
Shares issued to
  shareholders in
  reinvestment of
  distributions                  37,250        929,758
Shares redeemed                 (69,748)    (1,612,225)
                             -------------------------
Net increase in shares
  outstanding before
  conversion                     51,214      1,313,774
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (12,678)      (290,589)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (2,341)       (49,859)
                             -------------------------
Net increase                     36,195   $    973,326
                             =========================
Year ended October 31,
  2007:
Shares sold                     103,204   $  2,653,965
Shares redeemed                (110,713)    (2,747,730)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                     (7,509)       (93,765)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (28,072)      (703,250)
                             -------------------------
Net decrease                    (35,581)  $   (797,015)
                             =========================

 CLASS C                         SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      43,844   $  1,060,993
Shares issued to
  shareholders in
  reinvestment of
  distributions                  22,403        559,650
Shares redeemed                 (32,345)      (728,213)
                             -------------------------
Net increase                     33,902   $    892,430
                             =========================
Year ended October 31,
  2007:
Shares sold                     114,417   $  2,922,275
Shares redeemed                 (56,945)    (1,426,155)
                             -------------------------
Net increase                     57,472   $  1,496,120
                             =========================

 CLASS I                         SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                     473,866   $ 12,239,256
Shares issued to
  shareholders in
  reinvestment of
  distributions                 804,792     21,874,261
Shares redeemed                (931,613)   (23,421,273)
                             -------------------------
Net increase                    347,045   $ 10,692,244
                             =========================
Year ended October 31,
  2007:
Shares sold                   1,236,406   $ 34,173,333
Shares redeemed              (1,971,809)   (52,584,474)
                             -------------------------
Net decrease                   (735,403)  $(18,411,141)
                             =========================






24    MainStay All Cap Growth Fund

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the All Cap Growth Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved Amended and Restated Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The


26    MainStay All Cap Growth Fund

Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields advises other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE ALL CAP GROWTH FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources

                                                   mainstayinvestments.com    27
necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other


28    MainStay All Cap Growth Fund
investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements for one year.


                                                   mainstayinvestments.com    29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



30    MainStay All Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO13192    (RECYCLE LOGO)           MS156-08                 MSAG10-06/08
                                                                          A1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SHORT TERM BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SHORT TERM BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS      23
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27

INVESTMENT AND PERFORMANCE COMPARISON(*)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          0.25%    3.19%    2.08%    3.70%
Excluding sales charges     3.35     6.38     2.71     4.02




                                                        (With sales charges)
                                                        (PERFORMANCE GRAPH)

                                         CITIGROUP 1-3
                                           YEAR U.S.       CITIGROUP 1-3
                                        TREASURY AGENCY    YEAR TREASURY
                             CLASS A         INDEX             INDEX
                             -------    ---------------    -------------
4/30/98                      9700.00        10000.00          10000.00
                            10184.50        10594.60          10593.20
                            10466.30        10979.30          10976.40
                            11462.00        12053.60          12034.80
                            11989.00        12848.30          12791.20
                            12583.80        13576.80          13483.00
                            12655.70        13740.70          13630.60
                            12714.20        13919.90          13793.00
                            12910.80        14220.90          14074.20
                            13517.70        14956.00          14784.20
4/30/08                     14380.50        16100.00          15917.70






CLASS A SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          0.21%    3.15%    2.07%    3.70%
Excluding sales charges     3.31     6.34     2.70     4.01




                                                        (With sales charges)
                                                        (PERFORMANCE GRAPH)

                           CITIGROUP 1-3
                             YEAR U.S.       CITIGROUP 1-3
                          TREASURY AGENCY    YEAR TREASURY
               CLASS A         INDEX             INDEX
               -------    ---------------    -------------
4/30/98       24250.00        25000.00          25000.00
              25461.20        26486.50          26482.90
              26165.80        27448.30          27440.90
              28654.90        30134.00          30087.10
              29972.40        32120.70          31977.90
              31459.40        33941.90          33707.40
              31639.20        34351.80          34076.50
              31785.50        34799.80          34482.50
              32277.10        35552.20          35185.60
              33794.30        37390.00          36960.60
4/30/08       35938.40        40250.00          39794.20







CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   3.46%    6.64%    3.05%    4.32%




                                                        (With sales charges)
                                                        (PERFORMANCE GRAPH)

                           CITIGROUP 1-3
                             YEAR U.S.       CITIGROUP 1-3
                          TREASURY AGENCY    YEAR TREASURY
               CLASS I         INDEX             INDEX
               -------    ---------------    -------------
4/30/98       10000.00        10000.00          10000.00
              10525.00        10595.00          10593.00
              10843.00        10979.00          10976.00
              11902.00        12054.00          12035.00
              12476.00        12848.00          12791.00
              13127.00        13577.00          13483.00
              13235.00        13741.00          13631.00
              13369.00        13920.00          13793.00
              13625.00        14221.00          14074.00
              14308.00        14956.00          14784.00
4/30/08       15259.00        16100.00          15918.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distri-butions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                                SIX       ONE     FIVE     TEN
                                                    MONTHS     YEAR    YEARS    YEARS
-------------------------------------------------------------------------------------

Citigroup 1-3 Year U.S. Treasury Agency Index(3)      4.14%    7.65%    3.47%    4.88%
Citigroup 1-3 Year Treasury Index(4)                  4.13     7.67     3.38     4.76
Average Lipper short U.S. government fund(5)          2.67     5.05     2.67     4.17



1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 2004, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class A shares might have been lower.
3. The Citigroup 1-3 Year U.S. Treasury Agency Index is an unmanaged index comprised of U.S. Treasury notes (mini-mum amount outstanding is $1 billion per issue) and Agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
4. The Citigroup 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Short Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $  997.10        $1.67          $1,006.79         $1.68
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,033.10        $4.55          $1,020.39         $4.52
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $1,034.60        $3.04          $1,021.88         $3.02
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.99% for Investor Class, 0.90% for Class A and 0.60% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.97 and the ending account value would have been $1,019.94.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  United States Treasury Notes,
        3.375%-4.875%, due 9/15/09-7/31/11
    2.  Federal National Mortgage Association,
        3.15%-6.625%, due 5/28/08-9/15/09
    3.  Freddie Mac (Collateralized Mortgage
        Obligations), 3.50%-4.50%, due
        6/15/13-1/15/25
    4.  Federal Home Loan Bank, 4.25%, due
        11/20/09
    5.  Federal Home Loan Mortgage Corporation,
        5.40%, due 7/16/09
    6.  American General Finance Corp., 8.125%,
        due 8/15/09
    7.  Rio Tinto Finance USA, Ltd., 2.625%, due
        9/30/08
    8.  LB-UBS Commercial Mortgage Trust,
        3.246%-3.625%, due 3/15/29-10/15/29
    9.  JP Morgan Chase Commercial Mortgage
        Securities Corp., 3.475%, due 6/12/41
   10.  Federal National Mortgage Association
        (Mortgage Pass-Through Security), 4.50%, due 11/1/18







8    MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PH.D., CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SHORT TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Short Term Bond Fund returned 3.35% for Investor Class shares(1) and 3.31% for Class A shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned 3.46%. All share classes outperformed the 2.67% return of the average Lipper(2) short U.S. government fund and underperformed the 4.14% return of the Citigroup 1-3 Year U.S. Treasury Agency Index(3) for the six months ended April 30, 2008. The Citigroup 1-3 Year U.S. Treasury Agency Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Tighter credit conditions and disruptions in the financial markets since the summer of 2007 had a materially negative impact on the U.S. economy during the reporting period. After increasing at a seasonally-adjusted annualized rate of 4.9% in the third quarter of 2007, real gross domestic product (GDP) slowed to a 0.6% annualized growth rate in the fourth quarter of 2007. According to preliminary estimates, the real GDP growth rate rose modestly--to 0.9%--in the first quarter of 2008. The decline in the housing sector accelerated and growth in personal spending slowed. In the first four months of 2008, nonfarm payrolls declined by 260,000.

During the reporting period, several financial institutions announced multibillion-dollar losses resulting from write-downs on collateralized debt obligations and other mortgage-backed securities. Uncertainty about the fate of the two largest monoline bond insurers, MBIA and Ambac, also weighed on the credit markets during the reporting period. The difficulties faced by financial institutions culminated with Bear Stearns seeking an emergency loan from the Federal Reserve Bank of New York and agreeing to an acquisition by JP Morgan Chase in mid-March 2008.

Over the course of the reporting period, the Federal Open Market Committee
(FOMC) lowered the federal funds target rate by 250 basis points, bringing the federal funds target rate down to 2.00% at the end of April. (A basis point is one-hundredth of a percentage point.) The FOMC also announced other measures to improve liquidity in the credit markets.

Given the negative news about the health of financial institutions, investors sought the relative safety of U.S. Treasury securities during the reporting period. Credit spreads(4) widened, while the yield on the two-year Treasury note fell from 3.95% at the end of October 2007 to 1.29% in the middle of March after Bear Stearns sought funding from the Federal Reserve. Interest rates later increased and spreads narrowed. At the end of April 2008, the yield on the two-year Treasury note was 2.26%.

Over the entire reporting period, however, spreads on short-term securities generally widened. Agency spreads to equivalent-duration Treasury securities increased 25 basis points to 65 basis points, while corporate spreads increased 150 basis points to 270 basis points. Spreads on agency mortgage-backed securities increased 26 basis points to 107 basis points, while commercial mortgage-backed security spreads widened 143 basis points to 257 basis points. Spreads on asset-backed securities widened 225 basis points to 375 basis points during the reporting period.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

We continued to favor Treasury securities and agency debt for the Fund. Exposure to mortgage-backed securities was limited to agency-guaranteed and commercial mortgage-backed securities. The Fund had no exposure to any collateralized debt obligations or any bonds backed by subprime mortgages.


The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Citigroup 1-3 Year U.S. Treasury Agency Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                    mainstayinvestments.com    9

WHAT WAS THE FUND'S DURATION DURING THE REPORTING PERIOD?

For the six months ended April 30, 2008, the Fund maintained a duration shorter than that of the Citigroup 1-3 Year U.S. Treasury Agency Index. This decision detracted from the Fund's performance, as rates declined substantially during the reporting period.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Short Term Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS (93.6%)+
ASSET-BACKED SECURITY (0.1%)
----------------------------------------------------------------

CONSUMER LOANS (0.1%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A1
  2.89%, due 7/20/10                 $    34,865   $      34,830
                                                   -------------
Total Asset-Backed Security
  (Cost $34,911)                                          34,830
                                                   -------------



CORPORATE BOND (2.2%)
----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.2%)
V  American General Finance
  Corp.
  8.125%, due 8/15/09                  1,300,000       1,349,134
                                                   -------------
Total Corporate Bond
  (Cost $1,341,800)                                    1,349,134
                                                   -------------



FOREIGN BOND (1.4%)
----------------------------------------------------------------

HOLDING COMPANIES--DIVERSIFIED (1.4%)
V  Rio Tinto Finance USA,
  Ltd.
  2.625%, due 9/30/08                    865,000         864,131
                                                   -------------
Total Foreign Bond
  (Cost $854,833)                                        864,131
                                                   -------------



MORTGAGE-BACKED SECURITIES (3.7%)
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (3.7%)

Citigroup Commercial Mortgage
  Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (a)                 50,432          50,273
V  JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-CB9, Class A1
  3.475%, due 6/12/41 (b)                628,470         622,918
V  LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                    470,000         465,521
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                   257,384         255,647
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                    481,712         479,764
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                    331,443         329,111
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $2,209,128)                                    2,203,234
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES (86.2%)
----------------------------------------------------------------

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (c)                  52,765          52,782
                                                   -------------


V  FEDERAL HOME LOAN BANK
  (4.1%)
  4.25%, due 11/20/09                  2,420,000       2,469,114
                                                   -------------


V  FEDERAL HOME LOAN MORTGAGE
  CORPORATION (2.7%)
  5.40%, due 7/16/09                   1,625,000       1,634,215
                                                   -------------


V  FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (11.0%)
  3.15%, due 5/28/08                     330,000         330,185
  4.00%, due 9/2/08                    2,780,000       2,794,968
  6.625%, due 9/15/09                  3,380,000       3,549,625
                                                   -------------
                                                       6,674,778
                                                   -------------

V  FEDERAL NATIONAL MORTGAGE
  ASSOCIATION
  (MORTGAGE PASS-THROUGH
  SECURITY) (0.8%)
  4.50%, due 11/1/18                     498,685         496,124
                                                   -------------

  FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.7%)
  Series 2632, Class NH
  3.50%, due 6/15/13                   1,515,764       1,494,849
  Series 2982, Class LC
  4.50%, due 1/15/25                   1,332,764       1,340,497
                                                   -------------
                                                       2,835,346
                                                   -------------

V  UNITED STATES TREASURY
  NOTES (62.8%)
  3.375%, due 9/15/09                  3,855,000       3,921,861
  3.50%, due 2/15/10 (d)              11,490,000      11,748,525


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
UNITED STATES TREASURY NOTES (CONTINUED)
  4.125%, due 8/15/10 (d)            $13,670,000   $  14,230,689
  4.875%, due 7/31/11 (d)              7,590,000       8,128,419
                                                   -------------
                                                      38,029,494
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $51,823,428)                                  52,191,853
                                                   -------------

Total Long-Term Bonds
  (Cost $56,264,100)                                  56,643,182
                                                   -------------


                                          SHARES
SHORT-TERM INVESTMENT (35.0%)
----------------------------------------------------------------

INVESTMENT COMPANY (35.0%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                       21,188,106      21,188,106
                                                   -------------
Total Short-Term Investment
  (Cost $21,188,106)                                  21,188,106
                                                   -------------
Total Investments
  (Cost $77,452,206) (f)                   128.6%     77,831,288
Liabilities in Excess of
  Cash and Other Assets                    (28.6)    (17,301,684)
                                           -----    ------------
Net Assets                                 100.0%  $  60,529,604
                                           =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2008.
(c)  ACES--Alternative Credit Enhancement
     Structure.
(d)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $20,758,483; cash collateral of
     $21,188,106 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At April 30, 2008, cost is $77,453,031
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation     $ 520,684
     Gross unrealized depreciation      (142,427)
                                       ---------
     Net unrealized appreciation       $ 378,257
                                       =========






12    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $77,452,206)
  including $20,758,483 market value
  of securities loaned                $77,831,288
Cash                                      601,826
Receivables:
  Investment securities sold            2,429,130
  Fund shares sold                        507,931
  Interest                                490,018
Other assets                               30,523
                                      -----------
     Total assets                      81,890,716
                                      -----------
LIABILITIES:
Securities lending collateral          21,188,106
Payables:
  Fund shares redeemed                    102,912
  Professional fees                        22,611
  Transfer agent (See Note 3)              13,529
  Manager (See Note 3)                      9,806
  Custodian                                 4,469
  NYLIFE Distributors (See Note 3)          3,063
  Directors                                   278
Accrued expenses                            5,314
Dividend payable                           11,024
                                      -----------
     Total liabilities                 21,361,112
                                      -----------
Net assets                            $60,529,604
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) unlimited number of
  shares authorized                   $     6,480
Additional paid-in capital             61,302,573
                                      -----------
                                       61,309,053
Accumulated distributions in excess
  of net investment income               (179,686)
Accumulated net realized loss on
  investments                            (978,845)
Net unrealized appreciation on
  investments                             379,082
                                      -----------
Net assets                            $60,529,604
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $ 1,356,707
                                      ===========
Shares of capital stock outstanding       144,828
                                      ===========
Net asset value per share
  outstanding                         $      9.37
Maximum sales charge (3.00% of
  offering price)                            0.29
                                      -----------
Maximum offering price per share
  outstanding                         $      9.66
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $13,857,875
                                      ===========
Shares of capital stock outstanding     1,483,530
                                      ===========
Net asset value per share
  outstanding                         $      9.34
Maximum sales charge (3.00% of
  offering price)                            0.29
                                      -----------
Maximum offering price per share
  outstanding                         $      9.63
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $45,315,022
                                      ===========
Shares of capital stock outstanding     4,851,858
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.34
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $1,784,732
  Income from securities loaned--net      80,057
                                      ----------
     Total income                      1,864,789
                                      ----------
EXPENSES:
  Manager (See Note 3)                   271,711
  Transfer agent--Investor Class
     (See Note 3)                            376
  Transfer agent--Class A (See Note
     3)                                   15,849
  Transfer agent--Class I (See Note
     3)                                   20,760
  Professional fees                       20,242
  Distribution/Service--Investor
     Class (See Note 3)                      295
  Distribution/Service--Class A (See
     Note 3)                              15,874
  Registration                            14,812
  Shareholder communication                7,275
  Custodian                                6,550
  Directors                                1,791
  Miscellaneous                            7,244
                                      ----------
     Total expenses before
       waiver/reimbursement              382,779
  Expense waiver/reimbursement from
     Manager (See Note 3)                (91,553)
                                      ----------
     Net expenses                        291,226
                                      ----------
Net investment income                  1,573,563
                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       2,269,240
Net change in unrealized
  appreciation on investments           (199,241)
                                      ----------
Net realized and unrealized gain on
  investments                          2,069,999
                                      ----------
Net increase in net assets resulting
  from operations                     $3,643,562
                                      ==========






14    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  1,573,563   $  3,315,782
 Net realized gain on
  investments                     2,269,240        419,413
 Net change in unrealized
  appreciation (depreciation)
  on investments                   (199,241)       765,749
                               ---------------------------
 Net increase in net assets
  resulting from operations       3,643,562      4,500,944
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                   (2,774)            --
    Class A                        (217,875)      (288,428)
    Class I                      (1,378,785)    (3,134,426)
                               ---------------------------
 Total dividends to
  shareholders                   (1,599,434)    (3,422,854)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         23,007,333     33,075,167
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         879,284      1,256,812
 Cost of shares redeemed        (66,676,277)   (13,205,732)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (42,789,660)    21,126,247
                               ---------------------------
    Net increase (decrease)
     in net assets              (40,745,532)    22,204,337

NET ASSETS:
Beginning of period             101,275,136     79,070,799
                               ---------------------------
End of period                  $ 60,529,604   $101,275,136
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of period       $   (179,686)  $   (153,815)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                             CLASS A
                            --------------    --------------------------------------------------------
                             FEBRUARY 28,                                                   JANUARY 2,
                                 2008*        SIX MONTHS                                      2004*
                                THROUGH          ENDED                                       THROUGH
                               APRIL 30,       APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,

                            --------------------------------------------------------------------------
                                2008**          2008**        2007      2006      2005         2004
Net asset value at
  beginning of period           $ 9.44          $  9.19     $  9.08    $ 9.06    $ 9.24       $ 9.32
                                ------          -------     -------    ------    ------       ------
Net investment income             0.04 (a)         0.14 (a)    0.35 (a)  0.30      0.20         0.06
Net realized and
  unrealized gain (loss)
  on investments                 (0.07)            0.16        0.12      0.02     (0.19)       (0.01)
                                ------          -------     -------    ------    ------       ------
Total from investment
  operations                     (0.03)            0.30        0.47      0.32      0.01         0.05
                                ------          -------     -------    ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                      (0.04)           (0.15)      (0.36)    (0.30)    (0.19)       (0.12)
  Return of capital                 --               --          --        --        --        (0.01)
                                ------          -------     -------    ------    ------       ------
Total dividends and
  distributions                  (0.04)           (0.15)      (0.36)    (0.30)    (0.19)       (0.13)
                                ------          -------     -------    ------    ------       ------
Net asset value at end of
  period                        $ 9.37          $  9.34     $  9.19    $ 9.08    $ 9.06       $ 9.24
                                ======          =======     =======    ======    ======       ======
Total investment return
  (d)                            (0.29%)(b)        3.31%(b)    5.29%     3.55%     0.09%        0.57%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           2.53% +          3.09%+      3.85%     3.33%     2.16%        1.43%+
  Net expenses                    0.99% +          0.90%+      0.90%     0.90%     1.07%        1.00%+
  Expenses (before
     waiver/reimbursement)        1.44% +          1.24%+      1.36%     1.61%     1.36%        1.18%+
Portfolio turnover rate             80%              80%        118%       95%(c)   151%         151%
Net assets at end of
  period (in 000's)             $1,357          $13,858     $13,740    $4,850    $6,085       $5,192




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The portfolio turnover rate not including mortgage dollar rolls was 93% for the year ended October 31, 2006.
(d)  Total return is calculated exclusive of sales charge and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.





16    MainStay Short Term Bond Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   CLASS I
      -----------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                   YEAR ENDED OCTOBER 31,

      -----------------------------------------------------------------
        2008**        2007       2006       2005       2004       2003
        $  9.19     $  9.08    $  9.07    $  9.26    $  9.31    $  9.34
        -------     -------    -------    -------    -------    -------
           0.16 (a)    0.38 (a)   0.33       0.24       0.17       0.19
           0.16        0.12       0.01      (0.19)     (0.03)     (0.01)
        -------     -------    -------    -------    -------    -------
           0.32        0.50       0.34       0.05       0.14       0.18
        -------     -------    -------    -------    -------    -------

          (0.17)      (0.39)     (0.33)     (0.24)     (0.18)     (0.21)
             --          --         --         --      (0.01)        --
        -------     -------    -------    -------    -------    -------
          (0.17)      (0.39)     (0.33)     (0.24)     (0.19)     (0.21)
        -------     -------    -------    -------    -------    -------
        $  9.34     $  9.19    $  9.08    $  9.07    $  9.26    $  9.31
        =======     =======    =======    =======    =======    =======
           3.46%(b)    5.59%      3.83%      0.59%      1.50%      1.94%

           3.54%+      4.15%      3.63%      2.63%      1.83%      2.02%
           0.60%+      0.60%      0.60%      0.60%      0.60%      0.60%
           0.78%+      0.75%      0.76%      0.77%      0.78%      0.98%
             80%        118%        95%(c)    151%       151%       173%
        $45,315     $87,535    $74,221    $86,167    $95,402    $35,532




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced on January 2, 1991. Class A shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.



18    MainStay Short Term Bond Fund

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES.   In preparing financial statements in conformity with
accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to

                                                   mainstayinvestments.com    19
such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund. Effective May 1, 2008, this fee will change to the following: 0.60% on assets up to $500 million and 0.575% on assets in excess of $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.00%; Class A, 0.90%; and Class I, 0.60%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $271,711 and waived its fees in the amount of $91,553.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                OCTOBER 31,
  2008*      2009        2010        2011       TOTAL
$83,648    $161,173    $144,533    $91,553    $480,907
------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A and Class I shares at the same levels as in the April, 1 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $213 and $2,991, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company


20    MainStay Short Term Bond Fund

LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $36,985.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                $    24,882     1.8%
-------------------------------------------------
Class A                             1,119     0.0*
-------------------------------------------------
Class I                        14,596,380    32.2
-------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $2,367.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $3,247,260 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2008               $  758
       2009                  158
       2010                   35
       2011                   --(a)
       2012                  297
       2013                1,183
       2014                  816
------------------------------------
                          $3,247
------------------------------------


(a) Less than one thousand dollars.

The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                           2007
Distributions paid from:
  Ordinary Income                    $3,422,854
-----------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of U.S. Government securities were $65,611 and $101,281, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $-- and $2,120, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES    AMOUNT
Period ended April 30, 2008*:
Shares sold                      21,832   $  205,848
Shares issued to shareholders
  in reinvestment of dividends      280        2,629
Shares redeemed                 (13,185)    (123,941)
                                --------------------
Net increase in shares
  outstanding before
  conversion                      8,927       84,536
Shares converted from Class A
  (See Note 1)                  135,901    1,284,269
                                --------------------
Net increase                    144,828   $1,368,805
                                ====================



* Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    21

 CLASS A                         SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                   1,182,733   $ 11,116,472
Shares issued to
  shareholders in
  reinvestment of dividends      15,547        145,331
Shares redeemed              (1,073,184)   (10,019,606)
                             -------------------------
Net increase in shares
  outstanding before
  conversion                    125,096      1,242,197
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)           (136,334)    (1,284,269)
                             -------------------------
Net decrease                    (11,238)  $    (42,072)
                             =========================
Year ended October 31,
  2007:
Shares sold                   1,250,166   $ 11,406,033
Shares issued to
  shareholders in
  reinvestment of dividends      23,475        213,941
Shares redeemed                (313,066)    (2,854,105)
                             -------------------------
Net increase                    960,575   $  8,765,869
                             =========================




 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,245,953   $ 11,685,013
Shares issued to
  shareholders in
  reinvestment of dividends       78,225        731,324
Shares redeemed               (5,993,268)   (56,532,730)
                              -------------------------
Net decrease                  (4,669,090)  $(44,116,393)
                              =========================
Year ended October 31, 2007:
Shares sold                    2,367,845   $ 21,669,134
Shares issued to
  shareholders in
  reinvestment of dividends      114,496      1,042,871
Shares redeemed               (1,135,746)   (10,351,627)
                              -------------------------
Net increase                   1,346,595   $ 12,360,378
                              =========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



22    MainStay Short Term Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Short Term Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved Amended and Restated Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The

                                                   mainstayinvestments.com    23

Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields advises other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE SHORT TERM BOND FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources


24    MainStay Short Term Bond Fund
necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fee paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other

                                                   mainstayinvestments.com    25
investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements for one year.



26    MainStay Short Term Bond Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

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

                       This page intentionally left blank

 ---------------------------------------------------------------
  Not FDIC insured.    No bank guarantee.      May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175
NYLIM-AO13028         (RECYCLE LOGO)           MS156-08            MSSB10-06/08
                                                                          B5

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERMEDIATE TERM BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT


Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


-s- Stephen P. Fisher


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERMEDIATE TERM BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       21
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS      32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        36
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       36

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUC-TUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -1.23%   0.44%    2.66%    4.31%
Excluding sales charges      3.42    5.17     3.61     4.79




                                                            (With sales charges)

              MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                    TERM BOND           AGGREGATE BOND
                       FUND                 INDEX
              ---------------------    ---------------
4/30/98              10000.00              10000.00
                     10506.00              10627.00
                     10439.00              10761.00
                     11645.00              12094.00
                     12231.00              13042.00
                     13374.00              14407.00
                     13526.00              14669.00
                     14161.00              15440.00
                     14179.00              15550.00
                     15186.00              16695.00
4/30/08              15971.00              17841.00






CLASS A SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -1.26%   0.41%    2.66%    4.31%
Excluding sales charges      3.40    5.15     3.61     4.79




                                                            (With sales charges)

              MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                    TERM BOND           AGGREGATE BOND
                       FUND                 INDEX
              ---------------------    ---------------
4/30/98              23875.00              25000.00
                     25083.00              26569.00
                     24924.00              26903.00
                     27802.00              30235.00
                     29202.00              32605.00
                     31931.00              36017.00
                     32294.00              36674.00
                     33809.00              38601.00
                     33852.00              38875.00
                     36256.00              41736.00
4/30/08              38121.00              44602.00






CLASS B SHARES(2)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -1.99%   -0.64%    2.50%    4.02%
Excluding sales charges      3.01     4.36     2.86     4.02




                                                            (With sales charges)

              MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                    TERM BOND           AGGREGATE BOND
                       FUND                 INDEX
              ---------------------    ---------------
4/30/98              10000.00              10000.00
                     10435.00              10627.00
                     10290.00              10761.00
                     11397.00              12094.00
                     11873.00              13042.00
                     12887.00              14407.00
                     12952.00              14669.00
                     13459.00              15440.00
                     13390.00              15550.00
                     14217.00              16695.00
4/30/08              14836.00              17841.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          2.00%    3.46%    2.88%    4.03%
Excluding sales charges     3.00     4.46     2.88     4.03




                                                            (With sales charges)

                                 MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                                       TERM BOND           AGGREGATE BOND
                                          FUND                 INDEX
                                 ---------------------    ---------------
4/30/98                                 10000.00              10000.00
4/30/99                                 10435.00              10627.00
4/30/00                                 10290.00              10761.00
4/30/01                                 11397.00              12094.00
4/30/02                                 11873.00              13042.00
4/30/03                                 12887.00              14407.00
4/30/04                                 12952.00              14669.00
4/30/05                                 13459.00              15440.00
4/30/06                                 13390.00              15550.00
4/30/07                                 14218.00              16695.00
4/30/08                                 14852.00              17841.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   3.58%    5.54%    3.98%    5.10%





                     MAINSTAY INTERMEDIATE    LEHMAN BROTHERS
                           TERM BOND           AGGREGATE BOND
                              FUND                 INDEX
                     ---------------------    ---------------
4/30/98                     10000.00              10000.00
                            10532.00              10627.00
                            10492.00              10761.00
                            11728.00              12094.00
                            12345.00              13042.00
                            13530.00              14407.00
                            13718.00              14669.00
                            14425.00              15440.00
                            14507.00              15550.00
                            15582.00              16695.00
4/30/08                     16445.00              17841.00







 BENCHMARK PERFORMANCE                                           SIX      ONE     FIVE     TEN
                                                               MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index(3)                      4.08%    6.87%    4.37%    5.96%
Average Lipper intermediate investment grade fund(4)            1.75     3.39     3.36     5.06



1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (January 1, 2004) through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class A, B and C shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class A, B and C shares might have been lower.
3. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Intermediate Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND --------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM NOVEMBER 1, 2007, TO APRIL 30, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,003.60        $1.76          $1,006.71         $1.77
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,034.00        $5.46          $1,019.49         $5.42
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $1,030.10        $9.29          $1,015.71         $9.22
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $1,030.00        $9.29          $1,015.71         $9.22
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $1,035.80        $3.54          $1,021.38         $3.52
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.04% for Investor Class, 1.08% for Class A, 1.84% for Class B and Class C and 0.70% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.22 and the ending account value would have been $1,019.69.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

U.S.
  Govern-
  ment and
  Federal
  Agencies     71.20
Short-Term
  Invest-
  ments
  (collat-
  eral
  from
  securi-
  ties
  lending
  is
  25.4%)       25.40
Corporate
  Bonds        14.50
Mortgage-
  Backed
  Securi-
  ties          2.10
Foreign
  Corpo-
  rate
  Bonds         3.00
Asset-
  Backed
  Securi-
  ties          3.30
Municipal
  Bonds         0.50
Yankee
  Bonds        0.00*
Foreign
  Govern-
  ment
  Bond          0.20
Preferred
  Stock        0.00*
Commons
  Stocks       0.00*
Convert-
  ible
  Bond         0.00*
Convert-
  ible
  Pre-
  ferred
  Stock        0.00*
Liabili-
  ties in
  Excess
  of Cash
  and
  Other
  Assets      (20.20)





* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1. United States Treasury Notes, 3.375%-4.875%, due 2/15/09-2/15/18
    2.  Federal National Mortgage Association (Mortgage
        Pass-Through Securities), 4.50%-6.50%, due
        2/1/17-7/1/38
    3.  Federal Home Loan Mortgage Corporation (Mortgage
        Pass-Through Securities), 3.00%-6.50%,
        due 8/1/10-4/1/37
    4. United States Treasury Bonds, 4.375%-8.75%, due 8/15/20-2/15/38
    5.  Federal National Mortgage Association,
        4.625%-6.625%, due 9/15/09-6/25/38
    6.  Freddie Mac Reference REMIC (Collateralized
        Mortgage Obligation), 4.375%, due 4/15/15
    7.  Bank of America Corp., 5.65%-5.75%,
        due 12/1/17-5/1/18
    8.  Plains All American Pipeline, L.P./PAA Finance
        Corp., 7.75%, due 10/15/12
    9. Harley-Davidson Motorcycle Trust, 2.53%-5.22%, due 11/15/11-3/15/12
   10.  General Electric Capital Corp., 5.625%, due
        5/1/18







8    MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER GARY GOODENOUGH AND JOSEPH PORTERA OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERMEDIATE TERM BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 3.42% for Investor Class shares,(1) 3.40% for Class A shares, 3.01% for Class B shares and 3.00% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned 3.58%. All share classes outperformed the 1.75% return of the average Lipper(2) intermediate investment grade debt fund for the six-month reporting period. All share classes underperformed the 4.08% return of the Lehman Brothers(R) Aggregate Bond Index,(3) the Fund's broad-based securities-market index, for the six months ended April 30, 2008. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW WAS THE FUND POSITIONED RELATIVE TO ITS PEERS?

As credit channels became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we recognized that spreads(4) were likely to widen for securities that traditionally provide higher yields than U.S. Treasurys. Accordingly, we became increasingly cautious on spread (or non-
Treasury) products and established a more defensive posture by increasing the Fund's allocation to U.S. Treasurys. By the end of the reporting period, the Fund was underweight relative to the Lehman Brothers(R) Aggregate Bond Index in agency debentures, investment-grade corporate bonds, residential mortgage-backed securities and commercial mortgage-backed securities. We also positioned the Fund for a steeper yield curve by rotating proceeds into the five-year maturity segment of the yield curve. These "safe haven" trades were rewarded as the reporting period unfolded, and the Fund outperformed the median Lipper peer fund.

While establishing a bias toward a steeper Treasury yield curve contributed meaningfully to the Fund's results, we held the Fund's duration(5) close to our best estimate of the duration of the median Lipper peer fund for most of the reporting period.

WHAT KEY FACTORS DROVE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Within the Fund's defensive framework during the reporting period, we added value by being nimble and remaining sensitive to the cadences of the financial markets and the economy. We emphasized corporate bonds with healthy credit fundamentals operating in industries that are less cyclical. We felt that these industries, such as pipelines, might weather economic downturns comparatively well.

In securitized products, we favored exposure to residential mortgages over commercial mortgages. Residential mortgage-backed securities typically offer better liquidity and lower spread volatility, coveted attributes in times of market stress. We increased the Fund's investment in higher-coupon residential mortgage-backed securities to position the Fund for a sustained housing slowdown. These bonds tend to

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Funds that invest in bonds are subject to credit, inflation and interest-rate and maturities risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases, could result in the Fund disposing of such security at a substantial discount from face value or holding security to maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower, as well as the lending institution or other participant from whom the Fund purchased such loan participation interests. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9
benefit from falling mortgage prepayment rates because the securities earn more coupon income when their principal balance is not declining rapidly.

The Fund avoided much of the financial engineering that embroiled the markets during the reporting period. The Fund held no positions in collateralized debt obligations, structured investment vehicles or asset-backed commercial paper.

Toward the end of the reporting period, we began to selectively allocate Fund proceeds to sectors, such as money center banks, where we believed improvements in general market tone and financing conditions would likely be felt first. Market dislocations attracted us to sectors where values have formerly been less than compelling. In the auction-rate securities market, for example, a lack of sponsorship from traditional buyers caused gridlock and pushed yields to highly attractive levels during the reporting period.

WHAT OTHER FACTORS AFFECTED PERFORMANCE DURING THE REPORTING PERIOD?

Tempering the Fund's gains during the period were long-standing strategic overweight positions relative to the benchmark in high-yield corporate bonds and asset-backed securities. In these sectors, we thought it prudent to weather the market's gyrations and preserve the sectors' total-return potential rather than sell into a weak market. Maintaining the Fund's exposure to these sectors also provided a measure of risk control by partially hedging against the Fund's defensive posture in the event of a sudden market improvement.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Intermediate Term Bond Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS (94.8%)+
ASSET-BACKED SECURITIES (3.3%)
----------------------------------------------------------------

AUTOMOBILE (0.1%)
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  2.918%, due 1/15/12 (a)            $   205,000   $     193,330
                                                   -------------


CONSUMER FINANCE (0.8%)
V  Harley-Davidson Motorcycle
  Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                    635,509         632,925
  Series 2007-1, Class A3
  5.22%, due 3/15/12                     730,000         739,086
                                                   -------------
                                                       1,372,011
                                                   -------------

CONSUMER LOANS (0.4%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                    675,000         657,018
                                                   -------------


CREDIT CARDS (0.8%)
Chase Issuance Trust
  Series 2006-C4, Class C4
  3.006%, due 1/15/14 (a)                750,000         626,152
Citibank Credit Card Issuance
  Trust
  Series 2006-C4, Class C4
  2.961%, due 1/9/12 (a)                 820,000         754,037
                                                   -------------
                                                       1,380,189
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  3.048%, due 11/15/11 (a)               465,000         436,086
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (b)                550,000         470,390
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)                395,000         355,484
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(c)             198,138         181,796
                                                   -------------
                                                       1,443,756
                                                   -------------

HOME EQUITY (0.4%)
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (d)                295,000         277,322
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (d)                450,000         430,707
                                                   -------------
                                                         708,029
                                                   -------------
Total Asset-Backed Securities
  (Cost $6,170,962)                                    5,754,333
                                                   -------------



CONVERTIBLE BOND (0.0%)++
----------------------------------------------------------------

TELECOMMUNICATIONS (0.0%)++
Nortel Networks Corp.
  4.25%, due 9/1/08                        8,000           7,980
                                                   -------------
Total Convertible Bond
  (Cost $7,941)                                            7,980
                                                   -------------



CORPORATE BONDS (14.5%)
----------------------------------------------------------------

ADVERTISING (0.0%)++
Lamar Media Corp.
  7.25%, due 1/1/13                       20,000          19,800
                                                   -------------


AGRICULTURE (0.0%)++
Reynolds American, Inc.
  7.625%, due 6/1/16                      12,000          12,712
                                                   -------------


AIRLINES (0.0%)++
Delta Air Lines, Inc. (Escrow
  Shares)
  (zero coupon), due 2/6/24               10,000             225
  (zero coupon), due 2/18/24
  (b)                                      5,000             113
  (zero coupon), due 12/15/29             10,000             175
  8.00%, due 6/3/23                       20,000             450
Northwest Airlines, Inc.
  (Escrow Shares)
  8.875%, due 6/1/08                       5,000              37
  10.00%, due 2/1/09                      10,000              75
                                                   -------------
                                                           1,075
                                                   -------------

APPAREL (0.0%)++
Quiksilver, Inc.
  6.875%, due 4/15/15                     10,000           8,300
Unifi, Inc.
  11.50%, due 5/15/14                     10,000           8,100
                                                   -------------
                                                          16,400
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO MANUFACTURERS (0.4%)
DaimlerChrysler N.A. Holding
  Corp.
  5.75%, due 5/18/09                 $   695,000   $     700,961
                                                   -------------


AUTO PARTS & EQUIPMENT (0.0%)++
FleetPride Corp.
  11.50%, due 10/1/14 (b)                 25,000          23,750
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                     14,000          15,050
Lear Corp.
  Series B
  8.50%, due 12/1/13                      10,000           9,550
  8.75%, due 12/1/16                       5,000           4,700
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (e)                10,000          10,175
                                                   -------------
                                                          63,225
                                                   -------------

BANKS (1.8%)
V  Bank of America Corp.
  5.65%, due 5/1/18                      860,000         860,636
  5.75%, due 12/1/17                     865,000         881,383
HSBC Bank USA N.A.
  4.625%, due 4/1/14                     410,000         399,023
USB Capital IX
  6.189%, due 10/15/49 (a)               470,000         357,200
Wells Fargo & Co.
  5.25%, due 10/23/12                    630,000         643,047
                                                   -------------
                                                       3,141,289
                                                   -------------

BEVERAGES (0.0%)++
Constellation Brands, Inc.
  7.25%, due 5/15/17                      15,000          15,112
                                                   -------------


BUILDING MATERIALS (0.7%)
Masco Corp.
  5.85%, due 3/15/17                     300,000         273,498
USG Corp.
  6.30%, due 11/15/16                  1,230,000       1,014,750
                                                   -------------
                                                       1,288,248
                                                   -------------

CHEMICALS (0.0%)++
MacDermid, Inc.
  9.50%, due 4/15/17 (b)                  10,000           9,550
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/14 (b)                 15,000          16,125
  7.875%, due 12/1/16 (b)                 15,000          16,425
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (b)                  10,000           9,900
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12                      15,000          12,900
                                                   -------------
                                                          64,900
                                                   -------------

COAL (0.0%)++
Peabody Energy Corp.
  7.375%, due 11/1/16                     10,000          10,500
  7.875%, due 11/1/26                     15,000          15,562
                                                   -------------
                                                          26,062
                                                   -------------

COMMERCIAL SERVICES (0.0%)++
Cardtronics, Inc.
  9.25%, due 8/15/13                      15,000          14,269
  9.25%, due 8/15/13 (b)                  10,000           9,513
iPayment, Inc.
  9.75%, due 5/15/14                      10,000           8,600
Service Corp. International
  7.375%, due 10/1/14                     10,000          10,300
  7.625%, due 10/1/18                     10,000          10,463
                                                   -------------
                                                          53,145
                                                   -------------

COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                      15,000          14,700
  4.875%, due 1/15/14                     10,000           8,775
  9.125%, due 8/15/13                     10,000          10,450
                                                   -------------
                                                          33,925
                                                   -------------

COSMETICS & PERSONAL CARE (0.2%)
Procter & Gamble Co. (The)
  5.55%, due 3/5/37                      265,000         262,718
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES (1.9%)
American General Finance
  Corp.
  6.90%, due 12/15/17                    350,000         346,131
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  7.125%, due 2/15/13                     30,000          27,975
  8.125%, due 6/1/12                      50,000          48,875
AmeriCredit Corp.
  8.50%, due 7/1/15                       15,000          11,625
Bear Stearns Cos., Inc. (The)
  2.875%, due 7/2/08                     450,000         448,412
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                    10,000           9,626
V  General Electric Capital
  Corp.
  5.625%, due 5/1/18                   1,300,000       1,313,291
General Motors Acceptance
  Corp. LLC
  5.625%, due 5/15/09                    305,000         286,771
  5.85%, due 1/14/09                     440,000         430,125
  8.00%, due 11/1/31                      46,000          34,803



12    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Hawker Beechcraft Acquisition
  Co. LLC/
  Hawker Beechcraft Co.
  8.50%, due 4/1/15                  $    10,000   $      10,550
  9.75%, due 4/1/17 (e)                    5,000           5,275
LaBranche & Co., Inc.
  11.00%, due 5/15/12                      5,000           5,100
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (b)                 10,000           9,750
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20 (b)(c)              255,000         238,790
Rainbow National Services LLC
  8.75%, due 9/1/12 (b)                   15,000          15,431
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                    16,000          16,680
Vanguard Health Holding Co.
  II LLC
  9.00%, due 10/1/14                      15,000          15,263
                                                   -------------
                                                       3,274,473
                                                   -------------

ELECTRIC (1.0%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                       46,449          48,075
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                     715,000         710,541
NRG Energy, Inc.
  7.25%, due 2/1/14                        5,000           5,137
  7.375%, due 2/1/16                      10,000          10,300
PPL Energy Supply LLC
  6.50%, due 5/1/18                      835,000         837,361
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                      15,000          16,800
Reliant Energy, Inc.
  7.625%, due 6/15/14 (e)                  5,000           5,200
  7.875%, due 6/15/17 (e)                 30,000          31,275
                                                   -------------
                                                       1,664,689
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Belden, Inc.
  7.00%, due 3/15/17                      15,000          14,869
                                                   -------------


ENERGY--ALTERNATE SOURCES (0.0%)++
VeraSun Energy Corp.
  9.375%, due 6/1/17 (b)                  10,000           6,600
                                                   -------------


ENTERTAINMENT (0.1%)
Gaylord Entertainment Co.
  6.75%, due 11/15/14                     10,000           8,875
  8.00%, due 11/15/13                     20,000          18,950
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                      15,000          11,775
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                     30,000          29,850
  8.00%, due 4/1/12                        5,000           4,675
Penn National Gaming, Inc.
  6.75%, due 3/1/15                       25,000          23,125
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                       30,000          29,325
Vail Resorts, Inc.
  6.75%, due 2/15/14                      30,000          29,400
                                                   -------------
                                                         155,975
                                                   -------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                     20,000          19,400
                                                   -------------


FOOD (0.0%)++
Stater Brothers Holdings
  7.75%, due 4/15/15                      15,000          15,037
                                                   -------------


FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
  9.375%, due 12/15/21                    40,000          22,400
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)                  15,000          14,850
  7.125%, due 1/15/17 (b)                  7,000           6,930
  8.875%, due 5/15/31                     50,000          48,750
                                                   -------------
                                                          92,930
                                                   -------------

HAND & MACHINE TOOLS (0.0%)++
Baldor Electric Co.
  8.625%, due 2/15/17                     15,000          15,300
                                                   -------------


HEALTH CARE-PRODUCTS (0.1%)
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                      20,000          17,400
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                     10,000           9,550
Hanger Orthopedic Group, Inc.
  10.25%, due 6/1/14                      15,000          15,375
Invacare Corp.
  9.75%, due 2/15/15                      15,000          15,037
Universal Hospital Services,
  Inc.
  8.288%, due 6/1/15 (a)                   5,000           4,725
  8.50%, due 6/1/15 (f)                    5,000           5,100


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE-PRODUCTS (CONTINUED)
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (f)            $    20,000   $      19,250
                                                   -------------
                                                          86,437
                                                   -------------


HEALTH CARE-SERVICES (0.6%)
Alliance Imaging, Inc.
  7.25%, due 12/15/12                      5,000           4,838
Centene Corp.
  7.25%, due 4/1/14                        8,000           7,580
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                     35,000          36,400
HCA, Inc.
  6.30%, due 10/1/12                      10,000           9,375
  8.75%, due 9/1/10                        5,000           5,137
  9.25%, due 11/15/16                     25,000          26,875
Highmark, Inc.
  6.80%, due 8/15/13 (b)(c)              920,000       1,024,807
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                      10,000          10,225
                                                   -------------
                                                       1,125,237
                                                   -------------

HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Susser Holdings LLC
  10.625%, due 12/15/13                   10,000          10,250
                                                   -------------


HOUSEHOLD PRODUCTS & WARES (0.0%)++
ACCO Brands Corp.
  7.625%, due 8/15/15                     10,000           9,100
Jarden Corp.
  7.50%, due 5/1/17 (e)                   10,000           9,200
                                                   -------------
                                                          18,300
                                                   -------------

HOUSEWARES (0.0%)++
Libbey Glass, Inc.
  11.913%, due 6/1/11 (a)(e)              10,000          10,025
                                                   -------------


INSURANCE (0.4%)
Crum & Forster Holdings Corp.
  7.75%, due 5/1/17                       30,000          28,950
Fund American Cos., Inc.
  5.875%, due 5/15/13                    270,000         264,134
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)                 30,000          25,200
Travelers Cos., Inc. (The)
  6.25%, due 3/15/37 (a)                 475,000         415,744
USI Holdings Corp.
  6.94%, due 11/15/14 (a)(b)               5,000           3,950
  9.75%, due 5/15/15 (b)                  10,000           7,900
                                                   -------------
                                                         745,878
                                                   -------------

LODGING (0.3%)
Boyd Gaming Corp.
  7.125%, due 2/1/16                      50,000          40,375
  7.75%, due 12/15/12                     25,000          23,344
MGM Mirage, Inc.
  7.50%, due 6/1/16                       10,000           9,050
  8.50%, due 9/15/10                      10,000          10,250
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                       15,000          11,925
  9.75%, due 4/1/10                       10,000           9,725
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  5.30%, due 3/15/14 (a)(b)               10,000           8,375
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                     345,000         310,464
Wynn Las Vegas LLC
  6.625%, due 12/1/14                     10,000           9,750
                                                   -------------
                                                         433,258
                                                   -------------

MACHINERY--CONSTRUCTION & MINING (0.0%)++
Caterpillar, Inc.
  6.05%, due 8/15/36                      55,000          55,516
                                                   -------------


MEDIA (0.7%)
Idearc, Inc.
  8.00%, due 11/15/16                     15,000           9,750
ION Media Networks, Inc.
  5.963%, due 1/15/12 (a)(b)              10,000           8,088
  8.963%, due 1/15/13 (a)(b)              10,000           6,000
Morris Publishing Group LLC
  7.00%, due 8/1/13                       15,000           9,225
News America Holdings, Inc.
  8.00%, due 10/17/16                    685,000         786,398
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12                     396,000         456,712
Ziff Davis Media, Inc.
  10.911%, due 5/1/12
  (a)(g)(h)                               30,000          10,200
                                                   -------------
                                                       1,286,373
                                                   -------------




14    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
METAL FABRICATE & HARDWARE (0.0%)++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                 $    15,000   $      13,050
Neenah Foundary Co.
  9.50%, due 1/1/17                       20,000          13,900
                                                   -------------
                                                          26,950
                                                   -------------

MINING (0.3%)
Alcoa, Inc.
  5.90%, due 2/1/27                      560,000         500,456
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                       10,000          10,863
  8.375%, due 4/1/17                      20,000          22,100
                                                   -------------
                                                         533,419
                                                   -------------

MISCELLANEOUS--MANUFACTURING (0.0%)++
Actuant Corp.
  6.875%, due 6/15/17 (b)                 10,000          10,025
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                       20,000          20,000
                                                   -------------
                                                          30,025
                                                   -------------

OFFICE & BUSINESS EQUIPMENT (0.6%)
Xerox Corp.
  7.625%, due 6/15/13                  1,000,000       1,035,009
                                                   -------------


OIL & GAS (0.5%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15                      25,000          22,750
Chesapeake Energy Corp.
  6.50%, due 8/15/17                      20,000          19,700
Forest Oil Corp.
  7.25%, due 6/15/19                      20,000          20,650
  8.00%, due 12/15/11                     10,000          10,563
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (b)                    5,000           5,213
Mariner Energy, Inc.
  7.50%, due 4/15/13                      25,000          24,687
Newfield Exploration Co.
  6.625%, due 4/15/16                     15,000          14,775
Parker Drilling Co.
  9.625%, due 10/1/13                     15,000          15,750
Pemex Project Funding
  Master Trust
  6.625%, due 6/15/35                    205,000         213,562
Pioneer Natural Resources Co.
  5.875%, due 7/15/16                    615,000         577,395
Stone Energy Corp.
  6.75%, due 12/15/14                     10,000           9,375
Whiting Petroleum Corp.
  7.00%, due 2/1/14                       20,000          20,050
  7.25%, due 5/1/13                        5,000           5,013
                                                   -------------
                                                         959,483
                                                   -------------

OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                       20,000          18,600
  9.00%, due 1/15/14                      10,000           9,650
Complete Production Services,
  Inc.
  8.00%, due 12/15/16                     25,000          25,062
                                                   -------------
                                                          53,312
                                                   -------------

PHARMACEUTICALS (0.8%)
Eli Lilly & Co.
  5.55%, due 3/15/37                     600,000         579,974
Medco Health Solutions, Inc.
  6.125%, due 3/15/13                    120,000         121,168
  7.25%, due 8/15/13                     155,000         164,193
NBTY, Inc.
  7.125%, due 10/1/15                     10,000           9,600
Pharmacia Corp.
  6.50%, due 12/1/18                     520,000         570,428
                                                   -------------
                                                       1,445,363
                                                   -------------

PIPELINES (1.4%)
Copano Energy LLC
  8.125%, due 3/1/16                      10,000          10,400
El Paso Natural Gas Co.
  7.50%, due 11/15/26                      5,000           5,214
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                     20,000          19,300
Nustar Logistics
  7.65%, due 4/15/18                     615,000         620,868
Pacific Energy Partners,
  L.P./Pacific Energy Finance
  Corp.
  7.125%, due 6/15/14                     20,000          20,458
V  Plains All American
  Pipeline, L.P./PAA Finance
  Corp.
  7.75%, due 10/15/12                  1,620,000       1,734,941
                                                   -------------
                                                       2,411,181
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS (0.1%)
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14                     10,000           9,850
Host Marriott, L.P.
  6.375%, due 3/15/15                     15,000          14,400
  Series Q
  6.75%, due 6/1/16                       15,000          14,663


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                  $    20,000   $      19,525
Trustreet Properties, Inc.
  7.50%, due 4/1/15                       25,000          26,713
                                                   -------------
                                                          85,151
                                                   -------------

RETAIL (0.9%)
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)                102,177          95,991
  6.302%, due 6/1/37 (a)                 560,000         479,094
Harry & David Holdings, Inc.
  9.00%, due 3/1/13                        5,000           4,450
Rite Aid Corp.
  7.50%, due 1/15/15                      45,000          43,200
  8.625%, due 3/1/15                      20,000          16,250
  9.375%, due 12/15/15                    15,000          12,187
  9.50%, due 6/15/17                      15,000          12,263
Star Gas Partners, L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                     13,000          12,740
Toys "R" Us, Inc.
  7.625%, due 8/1/11                      15,000          13,125
Wal-Mart Stores, Inc.
  6.50%, due 8/15/37                     285,000         302,462
Yum! Brands, Inc.
  6.25%, due 3/15/18                     500,000         505,081
                                                   -------------
                                                       1,496,843
                                                   -------------

SAVINGS & LOANS (0.3%)
Washington Mutual Bank
  5.95%, due 5/20/13                     535,000         484,175
                                                   -------------


SOFTWARE (0.0%)++
Serena Software, Inc.
  10.375%, due 3/15/16                     5,000           4,656
                                                   -------------


TELECOMMUNICATIONS (1.1%)
Centennial Cellular Operating
  Co./
  Centennial Communications
  Corp.
  10.125%, due 6/15/13                     5,000           5,213
Citizens Communications Co.
  6.25%, due 1/15/13                     880,000         833,800
  7.125%, due 3/15/19                    300,000         277,500
GCI, Inc.
  7.25%, due 2/15/14                      15,000          12,525
iPCS, Inc.
  5.364%, due 5/1/13 (a)                   5,000           4,163
Lucent Technologies, Inc.
  5.50%, due 11/15/08                     20,000          20,000
  6.45%, due 3/15/29                      60,000          45,000
Nextel Communications, Inc.
  Series F
  5.95%, due 3/15/14                     225,000         175,500
  Series D
  7.375%, due 8/1/15                     530,000         424,000
PAETEC Holding Corp.
  9.50%, due 7/15/15                      10,000           9,400
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                      10,000           9,925
Qwest Corp.
  7.50%, due 10/1/14                      10,000          10,050
  8.875%, due 3/15/12                     20,000          21,100
                                                   -------------
                                                       1,848,176
                                                   -------------

TEXTILES (0.0%)++
INVISTA
  9.25%, due 5/1/12 (b)                   30,000          31,087
                                                   -------------


TRANSPORTATION (0.2%)
Atlantic Express
  Transportation Corp.
  9.961%, due 4/15/12 (a)                 10,000           5,513
Union Pacific Corp.
  3.625%, due 6/1/10                     329,000         324,954
                                                   -------------
                                                         330,467
                                                   -------------

TRUCKING & LEASING (0.0%)++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                     15,000          14,325
                                                   -------------
Total Corporate Bonds
  (Cost $26,257,345)                                  25,519,741
                                                   -------------



FOREIGN CORPORATE BONDS (3.0%)
----------------------------------------------------------------

BERMUDA (0.3%)
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (b)                420,000         396,900
Citic Resources Finance, Ltd.
  6.75%, due 5/15/14 (b)(e)              200,000         190,000
                                                   -------------
                                                         586,900
                                                   -------------

BRAZIL (0.3%)
Companhia Brasileira de
  Bebidas
  10.50%, due 12/15/11                   500,000         593,750
                                                   -------------





16    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
FOREIGN CORPORATE BONDS (CONTINUED)
CANADA (0.1%)
Angiotech Pharmaceuticals,
  Inc.
  6.826%, due 12/1/13 (a)            $     5,000   $       4,400
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                      13,000          12,447
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (b)                   15,000          13,687
Catalyst Paper Corp.
  7.375%, due 3/1/14                      15,000          11,325
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (e)                 10,000           9,900
Nova Chemicals Corp.
  7.863%, due 11/15/13 (a)                 5,000           4,325
Quebecor Media, Inc.
  7.75%, due 3/15/16                      10,000           9,625
Quebecor World, Inc.
  9.75%, due 1/15/15
  (b)(e)(g)                               15,000           7,350
Rogers Wireless, Inc.
  9.625%, due 5/1/11                      50,000          55,847
Videotron, Ltee
  6.375%, due 12/15/15                    15,000          13,987
                                                   -------------
                                                         142,893
                                                   -------------

CAYMAN ISLANDS (0.1%)
Vale Overseas, Ltd.
  8.25%, due 1/17/34                     185,000         216,173
                                                   -------------


CHILE (0.2%)
Corporacion Nacional del
  Cobre-Codelco, Inc.
  4.75%, due 10/15/14 (b)                330,000         326,190
                                                   -------------


JAPAN (0.1%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)                 250,000         252,117
                                                   -------------


LUXEMBOURG (0.4%)
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                 359,564         368,553
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                     10,000          10,675
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)                 285,000         276,094
                                                   -------------
                                                         655,322
                                                   -------------

MEXICO (0.1%)
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14 (b)                   5,000           4,744
Satelites Mexicanos S.A. de
  C.V.
  11.446%, due 11/30/11 (a)               15,000          14,100
Telefonos de Mexico S.A. de
  C.V.
  5.50%, due 1/27/15                     125,000         121,831
                                                   -------------
                                                         140,675
                                                   -------------

NETHERLANDS (0.3%)
ATF Capital B.V.
  9.25%, due 2/21/14 (b)                 280,000         283,500
Siemens
  Financieringsmaatschappij
  N.V.
  6.125%, due 8/17/26 (b)                265,000         257,709
                                                   -------------
                                                         541,209
                                                   -------------

QATAR (0.3%)
Ras Laffan Liquefied Natural
  Gas Co., Ltd. III
  6.332%, due 9/30/27 (b)                580,000         525,225
                                                   -------------


SINGAPORE (0.2%)
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (b)                305,000         302,124
                                                   -------------


UNITED ARAB EMIRATES (0.2%)
DP World, Ltd.
  6.85%, due 7/2/37 (b)                  310,000         267,021
                                                   -------------


UNITED KINGDOM (0.4%)
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (b)                230,000         221,985
Vodafone Group PLC
  4.625%, due 7/15/18                    610,000         561,509
                                                   -------------
                                                         783,494
                                                   -------------
Total Foreign Corporate Bonds
  (Cost $5,395,360)                                    5,333,093
                                                   -------------



FOREIGN GOVERNMENT BONDS (0.2%)
----------------------------------------------------------------

ARGENTINA (0.1%)
Republic of Argentina
  8.28%, due 12/31/33                    152,991         123,005
                                                   -------------


VENEZUELA (0.1%)
Republic of Venezuela
  6.00%, due 12/9/20                     169,000         118,300
                                                   -------------
Total Foreign Government
  Bonds
  (Cost $276,476)                                        241,305
                                                   -------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                       PRINCIPAL
                                          AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (2.1%)
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.1%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45               $   750,000   $     750,553
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  2.83%, due 12/25/36
  (a)(b)(c)                              244,838         218,034
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (b)               470,000         443,147
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                    600,000         594,282
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                   386,964         384,352
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                    327,201         325,878
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  2.57%, due 2/25/42
  (a)(b)(c)(h)                           495,347         468,103
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  2.884%, due 3/27/11 (a)(h)             285,000         271,186
TimberStar Trust Series 2006-
  1, Class A
  5.668%, due 10/15/36 (b)(h)            160,000         151,387
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                    118,473         117,640
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $3,833,781)                                    3,724,562
                                                   -------------



MUNICIPAL BONDS (0.5%)
----------------------------------------------------------------

TEXAS (0.2%)
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                 390,000         391,213
                                                   -------------


WEST VIRGINIA (0.3%)
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                     450,000         423,248
                                                   -------------
Total Municipal Bonds
  (Cost $840,000)                                        814,461
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (71.2%)
----------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.3%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                     423,914         429,762
                                                   -------------


FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (i)                  25,878          25,887
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION (0.2%)
  5.625%, due 11/23/35                   400,000         410,465
                                                   -------------


V  FEDERAL HOME LOAN MORTGAGE
  CORPORATION
  (MORTGAGE PASS-THROUGH
  SECURITIES) (7.0%)
  3.00%, due 8/1/10                      290,934         289,447
  5.00%, due 8/1/33                    2,006,401       1,978,554
  5.50%, due 1/1/21                      831,905         849,055
  5.50%, due 2/1/33                    1,419,298       1,434,195
  5.50%, due 7/1/34                    1,980,898       2,000,450
  5.50%, due 1/1/36                    1,867,170       1,882,391
  5.50%, due 9/1/36                      943,115         950,350
  6.00%, due 2/1/27                      604,082         620,047
  6.00%, due 3/1/36                    1,177,535       1,206,637
  6.50%, due 4/1/37                    1,106,079       1,146,723
                                                   -------------
                                                      12,357,849
                                                   -------------

V  FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (2.8%)
  4.625%, due 5/1/13                     670,000         671,915
  5.125%, due 1/2/14                     550,000         561,702
  6.25%, due 2/1/11                      255,000         271,908
  6.50%, due 6/25/38 TBA (j)             795,000         821,084
  6.625%, due 9/15/09                  2,455,000       2,578,204
                                                   -------------
                                                       4,904,813
                                                   -------------

  FEDERAL NATIONAL MORTGAGE
  ASSOCIATION
  (MORTGAGE PASS-THROUGH
  SECURITIES) (25.9%)
  4.50%, due 4/1/18                      512,957         510,322
  4.50%, due 7/1/18                    1,499,423       1,491,720
  4.50%, due 11/1/18                   2,215,780       2,204,398
  5.00%, due 9/1/17                      861,546         871,390
  5.00%, due 9/1/20                      763,020         768,877
  5.00%, due 10/1/20                     754,700         760,493
  5.00%, due 12/1/20                   1,511,412       1,523,013
  5.00%, due 7/1/35                    1,676,713       1,650,063
  5.00%, due 1/1/36                    1,403,656       1,381,346
  5.00%, due 2/1/36                      426,191         419,417
  5.00%, due 5/1/36                    4,618,429       4,545,022



18    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 6/1/36                  $ 1,596,611   $   1,570,236
  5.00%, due 9/1/36                    1,611,070       1,585,463
  5.50%, due 2/1/17                      659,262         675,241
  5.50%, due 6/1/21                    3,358,765       3,424,432
  5.50%, due 6/1/33                    3,109,857       3,137,638
  5.50%, due 11/1/33                   1,515,931       1,529,473
  5.50%, due 12/1/33                   1,065,652       1,075,172
  5.50%, due 6/1/34                    1,142,834       1,152,329
  5.50%, due 3/1/35                    2,041,861       2,058,826
  5.50%, due 4/1/36                    2,587,084       2,605,748
  5.50%, due 7/1/37                    2,113,170       2,126,976
  6.00%, due 8/1/17                       94,464          97,562
  6.00%, due 1/1/33                      553,455         569,218
  6.00%, due 3/1/33                      581,743         597,585
  6.00%, due 9/1/35                    1,167,134       1,195,087
  6.00%, due 6/1/36                    1,339,438       1,370,889
  6.00%, due 4/1/37                      986,538         999,529
  6.00%, due 7/1/38 TBA (j)            2,530,000       2,572,694
  6.50%, due 6/1/31                      115,635         120,555
  6.50%, due 8/1/31                      104,188         108,621
  6.50%, due 10/1/31                      76,156          79,396
  6.50%, due 6/1/32                      110,374         114,898
  6.50%, due 2/1/37                      489,635         507,149
                                                   -------------
                                                      45,400,778
                                                   -------------


FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.3%)
  Series 2632, Class NH
  3.50%, due 6/15/13                     545,116         537,594
                                                   -------------

V  FREDDIE MAC REFERENCE
  REMIC
  (COLLATERALIZED MORTGAGE
  OBLIGATION) (1.1%)
  Series R001, Class AE
  4.375%, due 4/15/15                  1,903,174       1,911,370
                                                   -------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.7%)
  6.00%, due 2/15/29                      70,678          72,999
  6.00%, due 4/15/29                     326,836         337,547
  6.00%, due 8/15/32                     721,029         743,901
  6.50%, due 7/15/28                      78,356          81,787
  6.50%, due 5/15/29                      39,364          41,080
                                                   -------------
                                                       1,277,314
                                                   -------------

V  UNITED STATES TREASURY
  BONDS (5.0%)
  4.375%, due 2/15/38 (e)              2,050,000       2,010,121
  6.25%, due 8/15/23 (e)               1,115,000       1,341,920
  6.25%, due 5/15/30 (e)               2,735,000       3,403,366
  6.875%, due 8/15/25                    830,000       1,068,300
  8.75%, due 8/15/20                     620,000         887,617
                                                   -------------
                                                       8,711,324
                                                   -------------

V  UNITED STATES TREASURY
  NOTES (27.9%)
  3.375%, due 9/15/09                  1,975,000       2,009,254
  3.50%, due 2/15/18 (e)               4,375,000       4,282,031
  3.875%, due 9/15/10                  3,170,000       3,287,141
  3.875%, due 2/15/13 (e)              1,615,000       1,677,581
  4.125%, due 8/31/12 (e)              4,095,000       4,285,671
  4.25%, due 11/15/14 (e)              3,475,000       3,676,713
  4.50%, due 2/15/09                   3,560,000       3,633,980
  4.75%, due 5/31/12 (e)               2,980,000       3,193,255
  4.75%, due 8/15/17 (e)               8,449,000       9,102,479
  4.875%, due 7/31/11 (e)              5,190,000       5,558,168
  4.875%, due 8/15/16 (e)              7,695,000       8,376,731
                                                   -------------
                                                      49,083,004
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $123,128,284)                                125,050,160
                                                   -------------


YANKEE BONDS (0.0%)++(K)
----------------------------------------------------------------

FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                     35,000          31,325
                                                   -------------


INSURANCE (0.0%)++
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18 (e)                 20,000          18,650
  8.30%, due 4/15/26 (e)                  15,000          14,100
                                                   -------------
                                                          32,750
                                                   -------------
Total Yankee Bonds
  (Cost $64,881)                                          64,075
                                                   -------------
Total Long-Term Bonds
  (Cost $165,975,030)                                166,509,710
                                                   -------------





                                          Shares
COMMON STOCK (0.0%)++
----------------------------------------------------------------

AIRLINES (0.0%)++
Northwest Airlines, Inc. (l)                 430           4,154
                                                   -------------
Total Common Stock
  (Cost $10,192)                                           4,154
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19


                                          SHARES           VALUE
CONVERTIBLE PREFERRED STOCK (0.0%)++
----------------------------------------------------------------

SOFTWARE (0.0%)++
QuadraMed Corp.
  5.50% (b)(c)(m)                            100   $       2,150
                                                   -------------
Total Convertible Preferred
  Stock
  (Cost $1,800)                                            2,150
                                                   -------------



PREFERRED STOCK (0.0%)++
----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Sovereign Real Estate
  Investment Corp.
  12.00% (b)(c)                               50          50,125
                                                   -------------
Total Preferred Stock
  (Cost $76,875)                                          50,125
                                                   -------------



SHORT-TERM INVESTMENT (25.4%)
----------------------------------------------------------------

INVESTMENT COMPANY (25.4%)
State Street Navigator
  Securities Lending Prime
  Portfolio (n)                       44,691,666      44,691,666
                                                   -------------
Total Short-Term Investment
  (Cost $44,691,666)                                  44,691,666
                                                   -------------
Total Investments
  (Cost $210,755,563) (o)                  120.2%    211,257,805
Liabilities in Excess of
  Cash and Other Assets                    (20.2)    (35,515,842)
                                           -----    ------------
Net Assets                                 100.0%  $ 175,741,963
                                           =====    ============





++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBAs, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2008.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value
     of these securities at April 30, 2008 is
     $2,183,805, which represents 1.2% of the
     Fund's net assets.
(d)  Subprime mortgage investment. The total
     market value of the securities at April
     30, 2008 is $708,029, which represents
     0.4% of the Fund's net assets.
(e)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $43,784,641; cash collateral of
     $44,691,666 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(f)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(g)  Issue in default.
(h)  Fair valued security. The total market
     value of these securities at April 30,
     2008 is $900,876, which represents 0.5%
     of the Fund's net assets.
(i)  ACES--Alternative Credit Enhancement
     Structure.
(j)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at April
     30, 2008 is $3,393,778, which represents
     1.9% of the Fund's net assets. All or a
     portion of these securities were acquired
     under a mortgage dollar roll agreement.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(l)  Non-income producing security.
(m)  Restricted security.
(n)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(o)  At April 30, 2008, cost is $210,784,968
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $ 2,615,645
Gross unrealized depreciation       (2,142,808)
                                   -----------
Net unrealized appreciation        $   472,837
                                   ===========







20    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $210,755,563)
  including $43,784,641 market
  value of securities loaned         $211,257,805
Cash                                   14,173,312
Receivables:
  Investment securities sold            1,755,749
  Dividends and interest                1,513,671
  Fund shares sold                         31,405
Other assets                               35,773
                                     ------------
     Total assets                     228,767,715
                                     ------------
LIABILITIES:
Securities lending collateral          44,691,666
Payables:
  Investment securities purchased       7,987,998
  Fund shares redeemed                     76,562
  Manager (See Note 3)                     76,380
  Professional fees                        28,822
  Custodian                                18,405
  Transfer agent (See Note 3)              13,381
  NYLIFE Distributors (See Note 3)         12,426
  Shareholder communication                 6,100
  Trustees                                    179
Accrued expenses                            4,103
Dividend payable                          109,730
                                     ------------
     Total liabilities                 53,025,752
                                     ------------
Net assets                           $175,741,963
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     17,836
Additional paid-in capital            180,041,909
                                     ------------
                                      180,059,745
Accumulated distributions in excess
  of net investment income               (128,410)
Accumulated net realized loss on
  investments                          (4,691,614)
Net unrealized appreciation on
  investments                             502,242
                                     ------------
Net assets                           $175,741,963
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  1,424,317
                                     ============
Shares of capital stock outstanding       144,037
                                     ============
Net asset value per share
  outstanding                        $       9.89
Maximum sales charge (4.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $      10.36
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 13,763,094
                                     ============
Shares of capital stock outstanding     1,397,304
                                     ============
Net asset value per share
  outstanding                        $       9.85
Maximum sales charge (4.50% of
  offering price)                            0.46
                                     ------------
Maximum offering price per share
  outstanding                        $      10.31
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $  4,759,764
                                     ============
Shares of capital stock outstanding       482,747
                                     ============
Net asset value and offering price
  per share outstanding              $       9.86
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  6,989,015
                                     ============
Shares of capital stock outstanding       708,274
                                     ============
Net asset value and offering price
  per share outstanding              $       9.87
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $148,805,773
                                     ============
Shares of capital stock outstanding    15,103,878
                                     ============
Net asset value and offering price
  per share outstanding              $       9.85
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $4,140,614
  Income from securities loaned--net     147,308
  Dividends                               22,497
                                      ----------
     Total income                      4,310,419
                                      ----------
EXPENSES:
  Manager (See Note 3)                   491,630
  Transfer agent--Investor Class
     (See Note 3)                            117
  Transfer agent--Class A (See Note
     3)                                   17,541
  Transfer agent--Classes B and C
     (See Note 3)                         12,101
  Transfer agent--Class I (See Note
     3)                                   10,480
  Distribution--Class B (See Note 3)      13,706
  Distribution--Class C (See Note 3)      16,979
  Professional fees                       26,139
  Custodian                               25,508
  Distribution/Service--Investor
     Class (See Note 3)                      310
  Distribution/Service--Class A (See
     Note 3)                              14,922
  Service--Class B (See Note 3)            4,569
  Service--Class C (See Note 3)            5,660
  Registration                            23,769
  Shareholder communication               12,503
  Trustees                                 3,044
  Miscellaneous                            7,308
                                      ----------
     Total expenses before
       waiver/reimbursement              686,286
  Expense waiver/reimbursement from
     Manager (See Note 3)                (43,082)
                                      ----------
     Net expenses                        643,204
                                      ----------
Net investment income                  3,667,215
                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments       1,284,149
Net change in unrealized
  depreciation on investments            625,006
                                      ----------
Net realized and unrealized gain on
  investments                          1,909,155
                                      ----------
Net increase in net assets resulting
  from operations                     $5,576,370
                                      ==========






22    MainStay Intermediate Term Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  3,667,215   $  6,842,028
 Net realized gain on
  investments                     1,284,149        685,500
 Net change in unrealized
  appreciation (depreciation)
  on investments                    625,006       (383,395)
                               ---------------------------
 Net increase in net assets
  resulting from operations       5,576,370      7,144,133
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                   (4,880)            --
    Class A                        (262,838)      (442,176)
    Class B                         (65,480)      (114,993)
    Class C                         (83,803)       (68,304)
    Class I                      (3,310,401)    (6,645,528)
                               ---------------------------
 Total dividends to
  shareholders                   (3,727,402)    (7,271,001)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         25,920,420     25,902,085
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       3,062,382      5,919,203
 Cost of shares redeemed        (11,788,411)   (14,364,382)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          17,194,391     17,456,906
                               ---------------------------
    Net increase in net
     assets                      19,043,359     17,330,038

NET ASSETS:
Beginning of period             156,698,604    139,368,566
                               ---------------------------
End of period                  $175,741,963   $156,698,604
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of period       $   (128,410)  $    (68,223)
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                             CLASS A
                            --------------    --------------------------------------------------------
                             FEBRUARY 28,                                                   JANUARY 2,
                                 2008*        SIX MONTHS                                      2004*
                                THROUGH          ENDED                                       THROUGH
                               APRIL 30,       APRIL 30,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                            --------------------------------------------------------------------------

                                2008 **         2008 **       2007      2006      2005         2004

Net asset value at
  beginning of period           $ 9.92          $  9.73     $  9.74    $ 9.72    $ 9.98       $ 9.86
                                ------          -------     -------    ------    ------       ------
Net investment income             0.07             0.22        0.43      0.39      0.34         0.25
Net realized and
  unrealized gain (loss)
  on investments                 (0.03)            0.11        0.01      0.00 (a) (0.28)        0.12
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                      --               --        0.00 (a) (0.00)(a)    --           --
                                ------          -------     -------    ------    ------       ------
Total from investment
  operations                      0.04             0.33        0.44      0.39      0.06         0.37
                                ------          -------     -------    ------    ------       ------
Less dividends:
  From net investment
     income                      (0.07)           (0.21)      (0.45)    (0.37)    (0.32)       (0.25)
                                ------          -------     -------    ------    ------       ------
Net asset value at end of
  period                        $ 9.89          $  9.85     $  9.73    $ 9.74    $ 9.72       $ 9.98
                                ======          =======     =======    ======    ======       ======
Total investment return
  (b)                             0.36%(c)         3.40%(c)    4.63%     4.14%     0.63%        3.79%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           4.30%+           4.18%+      4.35%     3.94%     3.45%        2.89%+
  Net expenses                    1.04%+           1.08%+      1.10%     1.10%     1.08%        1.19%+
  Expenses (before
     waiver/reimbursement)        1.07%+           1.26%+      1.38%     1.32%     1.41%        1.37%+
Portfolio turnover rate             49%(d)           49%(d)      70%      146%(d)   192%(d)      193%
Net assets at end of
  period (in 000's)             $1,424          $13,763     $10,821    $9,468    $8,062       $8,084




                                                    CLASS C
                            -------------------------------------------------------
                                                                         JANUARY 2,
                            SIX MONTHS                                     2004*
                               ENDED                                      THROUGH
                             APRIL 30,      YEAR ENDED OCTOBER 31,      OCTOBER 31,
                            -------------------------------------------------------

                              2008 **      2007      2006      2005         2004
Net asset value at
  beginning of period         $ 9.75      $ 9.76    $ 9.73    $ 9.99       $ 9.86
                              ------      ------    ------    ------       ------
Net investment income           0.16        0.35      0.32      0.26         0.19
Net realized and
  unrealized gain (loss)
  on investments                0.13        0.02      0.01     (0.27)        0.13
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                    --        0.00 (a) (0.00)(a)    --           --
                              ------      ------    ------    ------       ------
Total from investment
  operations                    0.29        0.37      0.33     (0.01)        0.32
                              ------      ------    ------    ------       ------
Less dividends:
  From net investment
     income                    (0.17)      (0.38)    (0.30)    (0.25)       (0.19)
                              ------      ------    ------    ------       ------
Net asset value at end of
  period                      $ 9.87      $ 9.75    $ 9.76    $ 9.73       $ 9.99
                              ======      ======    ======    ======       ======
Total investment return
  (b)                           3.00%(c)    3.86%     3.46%    (0.11%)       3.25%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.42%+      3.60%     3.19%     2.70%        2.14%+
  Net expenses                  1.84%+      1.85%     1.85%     1.83%        1.94%+
  Expenses (before
     waiver/reimbursement)      2.02%+      2.13%     2.07%     2.16%        2.12%+
Portfolio turnover rate           49%(d)      70%      146%(d)   192% (d)     193%
Net assets at end of
  period (in 000's)           $6,989      $2,689    $1,464    $1,708       $  937




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 48%, 64%
     and 76% for the period ended April 30, 2008 and the years ended October 31,
     2006 and 2005, respectively.
(e)  Per share data based on average shares outstanding during the period.





24    MainStay Intermediate Term Bond Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              CLASS B
      -------------------------------------------------------
                                                   JANUARY 2,
      SIX MONTHS                                     2004*
         ENDED                                      THROUGH
       APRIL 30,      YEAR ENDED OCTOBER 31,      OCTOBER 31,
      -------------------------------------------------------

        2008 **      2007      2006      2005         2004
        $ 9.74      $ 9.76    $ 9.73    $ 9.99       $ 9.86
        ------      ------    ------    ------       ------
          0.16        0.35      0.32      0.26         0.19
          0.13        0.01      0.01     (0.27)        0.13

            --        0.00 (a) (0.00)(a)    --           --
        ------      ------    ------    ------       ------
          0.29        0.36      0.33     (0.01)        0.32
        ------      ------    ------    ------       ------

         (0.17)      (0.38)    (0.30)    (0.25)       (0.19)
        ------      ------    ------    ------       ------
        $ 9.86      $ 9.74    $ 9.76    $ 9.73       $ 9.99
        ======      ======    ======    ======       ======
          3.01%(c)    3.75%     3.46%    (0.11%)       3.25%(c)

          3.42%+      3.60%     3.19%     2.70%        2.14%+
          1.84%+      1.85%     1.85%     1.83%        1.94%+
          2.02%+      2.13%     2.07%     2.16%        2.12%+
            49%(d)      70%      146%(d)   192% (d)     193%
        $4,760      $2,968    $2,912    $4,359       $2,732




                                   CLASS I
----------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                     YEAR ENDED OCTOBER 31,
      ----------------------------------------------------------------------

        2008 **       2007        2006        2005        2004        2003
       $   9.73     $   9.75    $   9.72    $  10.00    $   9.83    $   9.66
       --------     --------    --------    --------    --------    --------
           0.23         0.46        0.41        0.38        0.34        0.36 (e)
           0.12         0.01        0.03       (0.28)       0.17        0.18

             --         0.00 (a)   (0.00)(a)      --          --          --
       --------     --------    --------    --------    --------    --------
           0.35         0.47        0.44        0.10        0.51        0.54
       --------     --------    --------    --------    --------    --------

          (0.23)       (0.49)      (0.41)      (0.38)      (0.34)      (0.37)
       --------     --------    --------    --------    --------    --------
       $   9.85     $   9.73    $   9.75    $   9.72    $  10.00    $   9.83
       ========     ========    ========    ========    ========    ========
           3.58%(c)     4.94%       4.70%       0.97%       5.30%       5.69%

           4.56%+       4.75%       4.34%       3.81%       3.33%       3.66%
           0.70%+       0.70%       0.70%       0.72%       0.75%       0.75%
           0.73%+       0.74%       0.76%       0.86%       0.93%       0.90%
             49%(d)       70%        146%(d)     192%(d)     193%        153%
       $148,806     $140,221    $125,525    $115,147    $154,620    $133,041




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced on January 2, 1991. Class A shares, Class B shares and Class C shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $900,876, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural


26    MainStay Intermediate Term Bond Fund
disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price

                                                   mainstayinvestments.com    27
for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund. Effective May 1, 2008, this fee will change to the following: 0.60% on assets up to $500 million, 0.575% on assets from $500 million to $1 billion and 0.55% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.05%; Class B, 1.95%; Class C, 1.95%; and Class I, 0.70%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $491,630 and waived its fees in the amount of $43,082.



28    MainStay Intermediate Term Bond Fund

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
 2008*       2009       2010       2011        TOTAL
 $64,905    $99,825    $98,593    $43,082    $306,405
----------------------------------------- ------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.10%; Class B, 1.85%; Class C, 1.85%; and Class I, 0.70%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $154 and $1,651, respectively for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $3,202, and $304, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $40,239.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                  $    25,007     1.8%
---------------------------------------------------
Class A                               1,149     0.0*
---------------------------------------------------
Class B                               1,120     0.0*
---------------------------------------------------
Class C                               1,121     0.0*
---------------------------------------------------
Class I                          81,223,812    54.6
---------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $3,835.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $5,946,358 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund

                                                   mainstayinvestments.com    29
through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2008               $3,661
       2010                  897
       2014                1,388



                          $5,946
------------------------------------


The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                           2007
Distribution paid from:
  Ordinary Income                    $7,271,001
-----------------------------------------------



NOTE 5--RESTRICTED SECURITIES:

As of April 30, 2008, the Fund held restricted securities as follows:

                         DATE OF                        4/30/08    PERCENTAGE OF
 SECURITY            ACQUISITION    SHARES      COST      VALUE       NET ASSETS
QuadraMed Corp.
  Convertible
  Preferred Stock      6/16/04        100     $1,800     $2,150         0.0%(a)

--------------------------------------------------------------------------------


(a) Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of U.S. Government securities were $65,678 and $47,423, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $24,998 and $29,849, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES       AMOUNT
Period ended April 30, 2008*:
Shares sold                     12,554   $  124,673
Shares issued to shareholders
  in reinvestment of
  dividends                        452        4,476
Shares redeemed                (12,274)    (121,709)
                               --------------------
Net increase in shares
  outstanding before
  conversion                       732        7,440
Shares converted from Class A
  (See Note 1)                 142,853    1,422,818
Shares converted from Class B
  (See Note 1)                     452        4,538
                               --------------------
Net increase                   144,037   $1,434,796
                               ====================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                        SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                    680,345   $ 6,766,245
Shares issued to
  shareholders in
  reinvestment of dividends     22,688       224,094
Shares redeemed               (289,286)   (2,854,307)
                              ----------------------
Net increase in shares
  outstanding before
  conversion                   413,747     4,136,032
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (143,429)   (1,422,818)
Shares converted from Class
  B (See Note 1)                14,881       146,581
                              ----------------------
Net increase                   285,199   $ 2,859,795
                              ======================
Year ended October 31, 2007:
Shares sold                    426,458   $ 4,145,352
Shares issued to
  shareholders in
  reinvestment of dividends     40,952       397,754
Shares redeemed               (361,201)   (3,524,370)
                              ----------------------
Net increase in shares
  outstanding before
  conversion                   106,209     1,018,736
Shares converted from Class
  B (See Note 1)                34,281       332,903
                              ----------------------
Net increase                   140,490   $ 1,351,639
                              ======================






30    MainStay Intermediate Term Bond Fund

 CLASS B                        SHARES       AMOUNT
Six months ended April 30,
  2008:
Shares sold                    274,325   $2,723,469
Shares issued to shareholders
  in reinvestment of
  dividends                      5,346       52,862
Shares redeemed                (86,264)    (855,633)
                               --------------------
Net increase in shares
  outstanding before
  conversion                   193,407    1,920,698
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (14,867)    (146,581)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)              (453)      (4,538)
                               --------------------
Net increase                   178,087   $1,769,579
                               ====================
Year ended October 31, 2007:
Shares sold                    127,879   $1,242,817
Shares issued to shareholders
  in reinvestment of
  dividends                      9,292       90,358
Shares redeemed                (96,810)    (943,993)
                               --------------------
Net increase in shares
  outstanding before
  conversion                    40,361      389,182
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (34,246)    (332,903)
                               --------------------
Net increase                     6,115   $   56,279
                               ====================




 CLASS C                        SHARES        AMOUNT
Six months ended April 30,
  2008:

Shares sold                    506,206   $ 5,033,271
Shares issued to
  shareholders in
  reinvestment of dividends      5,366        53,173
Shares redeemed                (79,147)     (785,176)
                              ----------------------
Net increase                   432,425   $ 4,301,268
                              ======================

Year ended October 31, 2007:

Shares sold                    294,898   $ 2,859,736
Shares issued to
  shareholders in
  reinvestment of dividends      4,621        44,950
Shares redeemed               (173,612)   (1,692,956)
                              ----------------------
Net increase                   125,907   $ 1,211,730
                              ======================





 CLASS I                        SHARES        AMOUNT
Six months ended April 30,
  2008:

Shares sold                  1,142,150   $11,272,762
Shares issued to
  shareholders in
  reinvestment of dividends    276,237     2,727,777
Shares redeemed               (723,225)   (7,171,586)
                             -----------------------
Net increase                   695,162   $ 6,828,953
                             =======================

Year ended October 31,
  2007:

Shares sold                  1,817,042   $17,654,180
Shares issued to
  shareholders in
  reinvestment of dividends    554,542     5,386,141
Shares redeemed               (842,375)   (8,203,063)
                             -----------------------
Net increase                 1,529,209   $14,837,258
                             =======================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At it's April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Intermediate Term Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved Amended and Restated Management and Subadvisory Agreements (the "Agreements") for the Fund for one year.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreements for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM and MacKay Shields LLC ("MacKay Shields"), an affiliate of NYLIM that serves as subadviser to the Fund; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee level and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing MacKay Shields. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The


32    MainStay Intermediate Term Bond Fund

Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund, noting that MacKay Shields advises other mutual funds, and serves a variety of other investment advisory clients, including other pooled investment vehicles. It examined MacKay Shields' track record and experience in providing investment advisory services to the Fund, the experience of senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. The Board further considered MacKay Shields' track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields' method for compensating portfolio managers. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE INTERMEDIATE TERM BOND FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM and MacKay Shields concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that MacKay Shields had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreements and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods. Because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay Shields in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources

                                                   mainstayinvestments.com    33
necessary to manage the Fund, and the fact that NYLIM is responsible for paying MacKay Shields' subadvisory fee. The Board acknowledged that NYLIM and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's total ordinary operating expenses. With respect to the Agreements, because MacKay Shields is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and MacKay Shields on the fees that NYLIM and MacKay Shields charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's and MacKay Shields' other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM and MacKay Shields to other investment advisory clients, and fees charged by other


34    MainStay Intermediate Term Bond Fund
investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements for one year.



                                                   mainstayinvestments.com    35

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



36    MainStay Intermediate Term Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO12998         (RECYCLE LOGO)            MS156-08           MSIT10-06/08
                                                                          B4

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP OPPORTUNITY FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT


Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


-s- Stephen P. Fisher


Stephen P. Fisher
President




                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY

                 LARGE CAP OPPORTUNITY FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       25
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        28
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       28

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR     INCEPTION
--------------------------------------------------------
With sales charges         -15.17%   -16.28%      2.24%
Excluding sales charges    -10.24    -11.41       4.36




                                                            (With sales charges)
(PERFORMANCE GRAPH)

               MAINSTAY LARGE
              CAP OPPORTUNITY
                 FUND CLASS     RUSSELL 1000(R)  RUSSELL 1000(R)
                     A            VALUE INDEX        INDEX
              ---------------    ------------    ------------
7/29/05           23625.00         25000.00        25000.00
                  25841.00         27765.00        27013.00
                  29992.00         32803.00        31107.00
4/30/08           26571.00         29860.00        29670.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR     INCEPTION
--------------------------------------------------------
With sales charges         -14.71%   -16.13%      2.54%
Excluding sales charges    -10.69    -12.18       3.47




                                                            (With sales charges)
(PERFORMANCE GRAPH)

               MAINSTAY LARGE
              CAP OPPORTUNITY
                 FUND CLASS     RUSSELL 1000(R)  RUSSELL 1000(R)
                     B            VALUE INDEX        INDEX
              ---------------    ------------    ------------
7/29/05           10000.00         10000.00        10000.00
                  10865.00         11106.00        10805.00
                  12511.00         13121.00        12443.00
4/30/08           10717.00         11944.00        11868.00






CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR     INCEPTION
--------------------------------------------------------
With sales charges         -11.49%   -12.96%      3.44%
Excluding sales charges    -10.68    -12.17       3.44




                                                            (With sales charges)
(PERFORMANCE GRAPH)

               MAINSTAY LARGE
              CAP OPPORTUNITY
                 FUND CLASS    RUSSELL 1000(R)   RUSSELL 1000(R)
                     C            VALUE INDEX        INDEX
              ---------------    ------------    ------------
7/29/05           10000.00         10000.00        10000.00
                  10875.00         11106.00        10805.00
                  12500.00         13121.00        12443.00
4/30/08           10978.00         11944.00        11868.00




* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE       SINCE
TOTAL RETURNS     MONTHS     YEAR     INCEPTION
-----------------------------------------------
                  -10.15%   -11.25%      4.55%




(PERFORMANCE GRAPH)

               MAINSTAY LARGE
              CAP OPPORTUNITY
                 FUND CLASS     RUSSELL 1000(R)  RUSSELL 1000(R)
                     I            VALUE INDEX        INDEX
              ---------------    ------------    ------------
7/29/05           10000.00         10000.00        10000.00
                  10949.00         11106.00        10805.00
                  12736.00         13121.00        12443.00
4/30/08           11304.00         11944.00        11868.00








 BENCHMARK PERFORMANCE                      SIX       ONE       SINCE
                                          MONTHS     YEAR     INCEPTION
-----------------------------------------------------------------------
Russell 1000(R) Value Index(1)             -9.83%    -8.97%      6.66%
Russell 1000(R) Index(2)                   -9.54     -4.62       6.41
Average Lipper multi-cap value fund(3)    -11.08    -10.13       4.76



Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which includes the largest 3,000 U.S. companies determined by market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




6    MainStay Large Cap Opportunity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP OPPORTUNITY FUND The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/07         4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
CLASS A SHARES                 $1,000.00        $897.60         $5.76          $1,018.80         $ 6.12
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00        $893.10         $9.41          $1,014.92         $10.02
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00        $893.20         $9.41          $1,014.92         $10.02
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00        $898.50         $4.39          $1,020.24         $ 4.67
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.22% for Class A, 2.00% for Class B and Class C, and 0.93% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL
30, 2008
Oil, Gas & Consumable Fuels           15.5%
Diversified Financial Services         7.3
Insurance                              6.6
Commercial Banks                       5.5
Diversified Telecommunication
  Services                             4.8
Pharmaceuticals                        4.0
Industrial Conglomerates               3.7
Metals & Mining                        3.7
Electric Utilities                     3.0
Real Estate Investment Trusts          2.2
Food Products                          2.1
Capital Markets                        2.0
Thrifts & Mortgage Finance             2.0
Aerospace & Defense                    1.9
Tobacco                                1.8
Multi-Utilities                        1.7
Chemicals                              1.5
Food & Staples Retailing               1.5
Electrical Equipment                   1.4
Biotechnology                          1.3
Health Care Providers & Services       1.3
Independent Power Producers &
  Energy Traders                       1.3
Household Products                     1.2
Machinery                              1.2
Internet & Catalog Retail              0.9
Computers & Peripherals                0.8
Hotels, Restaurants & Leisure          0.8
Specialty Retail                       0.8
Consumer Finance                       0.7
Auto Components                        0.6
Household Durables                     0.6
Media                                  0.6
Containers & Packaging                 0.5
Electronic Equipment & Instruments     0.5
Beverages                              0.4
Diversified Consumer Services          0.4
Energy Equipment & Services            0.4
Personal Products                      0.4
Leisure Equipment & Products           0.3
Wireless Telecommunication Services    0.3
Airlines                               0.2
Multiline Retail                       0.2
Road & Rail                            0.2
Semiconductors & Semiconductor
  Equipment                            0.2
Software                               0.2
Textiles, Apparel & Luxury Goods       0.1
Short-Term Investments                28.9
  (collateral from securities
     lending is 7.2%)
Liabilities in Excess of Cash and
  Other Assets                       (17.6)
Futures Contracts                      0.1
                                     -----
                                     100.0%
                                     =====



    See Portfolio of Investments on page 10 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  Chevron Corp.
    3.  AT&T, Inc.
    4.  General Electric Co.
    5.  ConocoPhillips
    6.  Johnson & Johnson
    7.  Pfizer, Inc.
    8.  JPMorgan Chase & Co.
    9.  Wells Fargo & Co.
   10.  Verizon Communications, Inc.







8    MainStay Large Cap Opportunity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DANIEL GLICKMAN AND VICTOR SAMOILOVICH OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY LARGE CAP OPPORTUNITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Large Cap Opportunity Fund returned -10.24% for Class A shares, -10.69% for Class B shares and -10.68% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -10.15%. All share classes outperformed the -11.08% return of the average Lipper(1) multi-cap value fund and underperformed the -9.83% return of the Russell 1000(R) Value Index(2) for the six months ended April 30, 2008. The Russell 1000(R) Value Index is the Fund's broad-based securities-market index. See page 5 for returns with sales charges.

WHAT KEY FACTORS AFFECTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's performance relative to its peers and benchmark was primarily due to stock selection, which included positive contributions in the financials sector and negative contributions in the health care sector.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST CONTRIBUTORS?

The Fund sectors with the highest total returns and strongest contributions to performance were materials, energy and consumer staples. The Fund's weakest-performing sectors in terms of total return were financials, health care and information technology. Taking total returns and weightings into account, the sectors that detracted the most from performance included financials, health care and telecommunication services.

WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST?

The strongest individual contributors to the Fund's performance during the reporting period were First Solar, NutriSystem and Occidental Petroleum. The weakest contributions came from Citigroup, General Electric and American International Group. During the reporting period, the Fund's position in UAL, better known as United Airlines, also suffered in the wake of rising fuel costs.

DID THE FUND MAKE ANY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund seeks to purchase stocks with attractive relative valuations, strong operating results and positive price trends. Among the stocks that satisfied the Fund's criteria during the reporting period were Reliance Steel & Aluminum and Big Lots. Both stocks added to the Fund's relative performance. Among the stocks the Fund sold because of unattractive valuations and deteriorating price trends were MetroPCS Communications and Tesoro. MetroPCS Communications detracted from relative performance during the portion of the reporting period the stock was held by the Fund. The sale of Tesoro had no impact on the Fund's relative performance.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund increased its weightings relative to the Russell 1000(R) Value Index in the materials and consumer discretionary sectors. Over the same period, the Fund decreased its weightings relative to the Index in the health care and financials sectors.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund had moderately overweight positions relative to the Russell 1000(R) Value Index in financials and materials. As of the same date, the Fund was underweight in the consumer discretionary and information technology sectors.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. Investments in REITS carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.
1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 1000(R) Value
   Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                          SHARES          VALUE
COMMON STOCKS (88.6%)+
----------------------------------------------------------------


AEROSPACE & DEFENSE (1.9%)
Lockheed Martin Corp.                        632   $      67,017
Northrop Grumman Corp.                     9,738         716,425
Raytheon Co.                               1,378          88,151
United Technologies Corp.                  6,782         491,492
                                                   -------------
                                                       1,363,085
                                                   -------------

AIRLINES (0.2%)
UAL Corp.                                 11,889         177,146
                                                   -------------

AUTO COMPONENTS (0.6%)
BorgWarner, Inc.                           4,459         219,160
Johnson Controls, Inc.                     5,869         206,941
                                                   -------------
                                                         426,101
                                                   -------------

BEVERAGES (0.4%)
Molson Coors Brewing Co.
  Class B                                  5,003         274,365
                                                   -------------

BIOTECHNOLOGY (1.3%)
Genzyme Corp. (a)                          6,487         456,360
Gilead Sciences, Inc. (a)                  9,191         475,726
                                                   -------------
                                                         932,086
                                                   -------------

CAPITAL MARKETS (2.0%)
Bank of New York Mellon Corp.
  (The)                                    2,697         117,400
E*TRADE Financial Corp.
  (a)(b)                                  69,638         277,159
Federated Investors, Inc.
  Class B                                  8,544         286,053
GLG Partners, Inc. (b)                    29,119         240,232
Invesco, Ltd.                              1,732          44,426
Investment Technology Group,
  Inc. (a)                                 5,809         280,342
MF Global, Ltd. (a)                       18,169         239,286
                                                   -------------
                                                       1,484,898
                                                   -------------

CHEMICALS (1.5%)
Celanese Corp. Class A                     4,560         204,060
Dow Chemical Co. (The)                     8,812         353,802
E.I. du Pont de Nemours & Co.                244          11,934
Mosaic Co. (The) (a)                       4,547         557,053
                                                   -------------
                                                       1,126,849
                                                   -------------

COMMERCIAL BANKS (5.5%)
Bank of Hawaii Corp.                       3,282         179,952
BOK Financial Corp.                        6,746         385,197
Cullen/Frost Bankers, Inc.                 9,603         536,039
PNC Financial Services Group,
  Inc.                                     5,097         353,477
Synovus Financial Corp.                    5,278          62,492
Toronto-Dominion Bank                      4,258         279,878
U.S. Bancorp                              22,546         764,084
Wachovia Corp.                            13,235         385,800
V  Wells Fargo & Co. (b)                  34,958       1,040,000
                                                   -------------
                                                       3,986,919
                                                   -------------

COMPUTERS & PERIPHERALS (0.8%)
Hewlett-Packard Co.                        1,523          70,591
International Business
  Machines Corp.                           2,609         314,906
Seagate Technology                         5,633         106,295
Western Digital Corp. (a)                  3,432          99,494
                                                   -------------
                                                         591,286
                                                   -------------

CONSUMER FINANCE (0.7%)
Capital One Financial Corp.
  (b)                                      9,324         494,172
                                                   -------------

CONTAINERS & PACKAGING (0.5%)
Owens-Illinois, Inc. (a)                   6,082         335,422
                                                   -------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
Weight Watchers
  International, Inc.                      6,123         280,801
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (7.3%)
Bank of America Corp.                     22,883         859,028
Citigroup, Inc. (b)                       22,340         564,532
CME Group, Inc.                              653         298,715
IntercontinentalExchange,
  Inc. (a)                                 2,191         339,934
V  JPMorgan Chase & Co.                   22,444       1,069,457
Leucadia National Corp. (b)               10,768         551,537
Liberty Media Holding Corp.
  Capital Class A (a)                     30,848         474,134
MSCI, Inc. Class A (a)                    11,342         351,829
Nymex Holdings, Inc.                       3,458         320,211
NYSE Euronext                              7,204         476,184
                                                   -------------
                                                       5,305,561
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
V  AT&T, Inc.                             64,584       2,500,047
V  Verizon Communications,
  Inc.                                    25,441         978,970
                                                   -------------
                                                       3,479,017
                                                   -------------

ELECTRIC UTILITIES (3.0%)
American Electric Power Co.,
  Inc.                                    14,626         652,758
Duke Energy Corp.                            492           9,009
Edison International                      12,263         639,761
Entergy Corp.                                912         104,752
Pepco Holdings, Inc.                      20,896         520,519
Progress Energy, Inc.                      6,051         254,081
                                                   -------------
                                                       2,180,880
                                                   -------------

ELECTRICAL EQUIPMENT (1.4%)
Emerson Electric Co.                      10,193         532,686
First Solar, Inc. (a)                      1,633         476,820
                                                   -------------
                                                       1,009,506
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Arrow Electronics, Inc. (a)                2,643          71,916
Avnet, Inc. (a)                            1,695          44,392
Jabil Circuit, Inc.                        6,328          68,849


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


10    MainStay Large Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Sanmina-SCI Corp. (a)                     47,143   $      73,072
Vishay Intertechnology, Inc.
  (a)                                      9,466          89,454
                                                   -------------
                                                         347,683
                                                   -------------

ENERGY EQUIPMENT & SERVICES (0.4%)
National Oilwell Varco, Inc.
  (a)                                      1,112          76,116
Schlumberger, Ltd.                         2,171         218,294
                                                   -------------
                                                         294,410
                                                   -------------

FOOD & STAPLES RETAILING (1.5%)
CVS Caremark Corp.                           314          12,676
SUPERVALU, Inc.                           12,792         423,415
Wal-Mart Stores, Inc.                     11,029         639,461
                                                   -------------
                                                       1,075,552
                                                   -------------

FOOD PRODUCTS (2.1%)
Archer-Daniels-Midland Co.                 8,114         357,503
Corn Products International,
  Inc.                                     6,136         284,588
Kraft Foods, Inc. Class A                 28,941         915,404
                                                   -------------
                                                       1,557,495
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Aetna, Inc.                                3,061         133,460
AmerisourceBergen Corp.                    3,363         136,370
Coventry Health Care, Inc.
  (a)                                      2,496         111,646
Medco Health Solutions, Inc.
  (a)                                      3,948         195,584
UnitedHealth Group, Inc.                   4,217         137,601
WellPoint, Inc. (a)                        4,882         242,879
                                                   -------------
                                                         957,540
                                                   -------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
McDonald's Corp.                           9,713         578,701
                                                   -------------

HOUSEHOLD DURABLES (0.6%)
D.R. Horton, Inc. (b)                     13,840         214,382
Garmin, Ltd. (b)                           1,773          72,516
Pulte Homes, Inc.                         14,132         184,281
                                                   -------------
                                                         471,179
                                                   -------------

HOUSEHOLD PRODUCTS (1.2%)
Kimberly-Clark Corp.                       1,450          92,785
Procter & Gamble Co. (The)
  (b)                                     12,017         805,740
                                                   -------------
                                                         898,525
                                                   -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
Dynegy, Inc. Class A (a)                  30,922         266,548
Mirant Corp. (a)(b)                        6,818         280,288
NRG Energy, Inc. (a)(b)                    1,952          85,790
Reliant Energy, Inc. (a)                  12,149         312,715
                                                   -------------
                                                         945,341
                                                   -------------

INDUSTRIAL CONGLOMERATES (3.7%)
3M Co.                                     2,738         210,552
V  General Electric Co.                   75,253       2,460,773
                                                   -------------
                                                       2,671,325
                                                   -------------

INSURANCE (6.6%)
ACE, Ltd.                                  5,380         324,360
Aflac, Inc.                                5,845         389,686
Allstate Corp. (The)                       7,458         375,585
American International Group,
  Inc.                                    19,784         914,021
Arch Capital Group, Ltd. (a)               7,195         508,327
Axis Capital Holdings, Ltd.                6,642         225,230
Chubb Corp. (The)                          2,054         108,800
Endurance Specialty Holdings,
  Ltd.                                     4,604         170,946
Hartford Financial Services
  Group, Inc. (The)                        4,535         323,209
MetLife, Inc.                              8,128         494,589
Nationwide Financial
  Services, Inc. Class A                   1,353          67,812
PartnerRe, Ltd.                            6,748         499,217
Travelers Cos., Inc. (The)                 7,719         389,038
                                                   -------------
                                                       4,790,820
                                                   -------------

INTERNET & CATALOG RETAIL (0.9%)
Amazon.com, Inc. (a)(b)                    1,716         134,929
NutriSystem, Inc. (a)(b)                  24,763         497,241
                                                   -------------
                                                         632,170
                                                   -------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Hasbro, Inc.                               6,377         226,766
                                                   -------------

MACHINERY (1.2%)
Deere & Co.                                6,683         561,840
Flowserve Corp.                            2,276         282,429
                                                   -------------
                                                         844,269
                                                   -------------

MEDIA (0.6%)
Discovery Holding Co. Class A
  (a)                                      5,897         136,574
Liberty Global, Inc. Class A
  (a)                                      3,980         140,852
Time Warner, Inc.                          1,736          25,780
Walt Disney Co. (The)                      3,736         121,158
                                                   -------------
                                                         424,364
                                                   -------------

METALS & MINING (3.7%)
Alcoa, Inc.                               21,481         747,109
Cleveland-Cliffs, Inc.                     3,183         510,553
Freeport-McMoRan Copper &
  Gold, Inc. Class B (b)                   5,109         581,149
Nucor Corp.                                5,628         424,914
Reliance Steel & Aluminum Co.              3,971         241,357
United States Steel Corp.                  1,195         183,970
                                                   -------------
                                                       2,689,052
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (0.2%)
Big Lots, Inc. (a)(b)                      6,070   $     164,072
                                                   -------------

MULTI-UTILITIES (1.7%)
Dominion Resources, Inc.                   9,630         417,846
Integrys Energy Group, Inc.               10,507         503,180
Public Service Enterprise
  Group, Inc.                              7,136         313,342
                                                   -------------
                                                       1,234,368
                                                   -------------

OIL, GAS & CONSUMABLE FUELS (15.5%)
Anadarko Petroleum Corp.                   1,867         124,268
Apache Corp.                               1,868         251,582
V  Chevron Corp.                          26,339       2,532,495
V  ConocoPhillips                         21,849       1,882,291
Devon Energy Corp.                         8,512         965,261
EOG Resources, Inc.                        2,900         378,392
V  ExxonMobil Corp.                       41,874       3,897,213
Hess Corp.                                 1,017         108,005
Marathon Oil Corp.                         8,612         392,449
Murphy Oil Corp.                             487          43,996
Occidental Petroleum Corp.                 8,375         696,884
                                                   -------------
                                                      11,272,836
                                                   -------------

PERSONAL PRODUCTS (0.4%)
NBTY, Inc. (a)                            10,985         309,228
                                                   -------------

PHARMACEUTICALS (4.0%)
V  Johnson & Johnson                      24,951       1,673,963
V  Pfizer, Inc.                           61,640       1,239,580
                                                   -------------
                                                       2,913,543
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS (2.2%)
Annaly Capital Management,
  Inc.                                    34,219         573,510
Boston Properties, Inc.                    1,267         127,321
Equity Residential (b)                     6,629         275,236
HCP, Inc.                                  6,904         246,473
ProLogis                                   2,748         172,052
Public Storage                             2,459         223,031
                                                   -------------
                                                       1,617,623
                                                   -------------

ROAD & RAIL (0.2%)
Union Pacific Corp.                        1,265         183,665
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Integrated Device Technology,
  Inc. (a)                                 9,427         100,775
Intel Corp.                                3,515          78,244
                                                   -------------
                                                         179,019
                                                   -------------

SOFTWARE (0.2%)
Cadence Design Systems, Inc.
  (a)                                      7,912          88,061
Microsoft Corp.                            2,516          71,756
                                                   -------------
                                                         159,817
                                                   -------------

SPECIALTY RETAIL (0.8%)
Best Buy Co., Inc. (b)                       724          31,146
GameStop Corp. Class A (a)                 2,821         155,268
Gap, Inc. (The)                           12,276         228,579
TJX Cos., Inc.                             5,097         164,225
                                                   -------------
                                                         579,218
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
NIKE, Inc. Class B                           599          40,013
                                                   -------------

THRIFTS & MORTGAGE FINANCE (2.0%)
Astoria Financial Corp.                   18,716         443,569
Capitol Federal Financial (b)             12,097         468,154
Hudson City Bancorp, Inc.                 30,217         578,051
                                                   -------------
                                                       1,489,774
                                                   -------------

TOBACCO (1.8%)
Altria Group, Inc.                        22,213         444,260
Philip Morris International,
  Inc. (a)                                10,920         557,248
Reynolds American, Inc.                    5,152         277,435
                                                   -------------
                                                       1,278,943
                                                   -------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Crown Castle International
  Corp. (a)                                5,061         196,620
                                                   -------------
Total Common Stocks
  (Cost $63,764,384)                                  64,472,025
                                                   -------------


SHORT-TERM INVESTMENTS (28.9%)
----------------------------------------------------------------

INVESTMENT COMPANY (7.2%)
State Street Navigator
  Securities Lending
  Prime Portfolio (c)                  5,224,892       5,224,892
                                                   -------------
Total Investment Company
  (Cost $5,224,892)                                    5,224,892
                                                   -------------



                                       PRINCIPAL
                                          AMOUNT

U.S. GOVERNMENT (21.7%)
United States Treasury Bills
  1.32%, due 7/17/08 (d)             $12,100,000      12,065,963
  1.348%, due 7/31/08 (d)(e)           3,700,000       3,687,468
                                                   -------------
Total U.S. Government
  (Cost $15,755,171)                                  15,753,431
                                                   -------------
Total Short-Term Investments
  (Cost $20,980,063)                                  20,978,323
                                                   -------------
Total Investments
  (Cost $84,744,447) (g)                   117.5%     85,450,348
Liabilities in Excess of
  Cash and Other Assets                    (17.5)    (12,722,093)
                                           -----    ------------
Net Assets                                 100.0%  $  72,728,255
                                           =====    ============






12    MainStay Large Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             CONTRACTS        UNREALIZED
                                  LONG   APPRECIATION(F)
FUTURES CONTRACTS (0.1%)
--------------------------------------------------------

Standard & Poor's 500 Index
  Mini June 2008                   116           $60,113
                                                 -------
Total Futures Contracts
  (Settlement Value
  $8,038,800)                                    $60,113
                                                 =======




+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $4,989,161; cash collateral of
     $5,224,892 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  Interest rate presented is yield to
     maturity.
(e)  Represents a security, or a portion
     thereof which is segregated, or partially segregated as collateral for futures contracts.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2008.
(g)  At April 30, 2008, cost is $84,763,991
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation     $ 2,240,365
Gross unrealized depreciation      (1,554,008)
                                  -----------
Net unrealized appreciation       $   686,357
                                  ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $84,744,447) including $4,989,161
  market
  value of securities loaned          $85,450,348
Cash                                       36,672
Receivables:
  Fund shares sold                        181,926
  Dividends and interest                   41,283
Other assets                                2,052
                                      -----------
     Total assets                      85,712,281
                                      -----------

LIABILITIES:
Securities lending collateral           5,224,892
Payables:
  Investment securities purchased       7,657,599
  Variation margin on futures
     contracts                             30,403
  Manager (See Note 3)                     26,932
  Shareholder communication                18,264
  Professional fees                        14,679
  Custodian                                 4,368
  Fund shares redeemed                      2,305
  Transfer agent (See Note 3)                 998
  NYLIFE Distributors (See Note 3)            126
Accrued expenses                            3,460
                                      -----------
     Total liabilities                 12,984,026
                                      -----------
Net assets                            $72,728,255
                                      ===========

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1 billion shares
  authorized                          $     8,008
Additional paid-in capital             72,273,864
                                      -----------
                                       72,281,872
Accumulated undistributed net
  investment income                        91,480
Accumulated net realized loss on
  investments and futures
  transactions                           (411,111)
Net unrealized appreciation on
  investments and futures contracts       766,014
                                      -----------
Net assets                            $72,728,255
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $    87,121
                                      ===========
Shares of capital stock outstanding         9,587
                                      ===========
Net asset value per share
  outstanding                         $      9.09
Maximum sales charge (5.50% of
  offering price)                            0.53
                                      -----------
Maximum offering price per share
  outstanding                         $      9.62
                                      ===========
CLASS B
Net assets applicable to outstanding
  shares                              $    80,132
                                      ===========
Shares of capital stock outstanding         8,883
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.02
                                      ===========
CLASS C
Net assets applicable to outstanding
  shares                              $    54,907
                                      ===========
Shares of capital stock outstanding         6,092
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.01
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $72,506,095
                                      ===========
Shares of capital stock outstanding     7,983,044
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.08
                                      ===========







14    MainStay Large Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                             $ 149,294
  Interest                                 22,474
  Income from securities loaned--net       10,486
                                        ---------
     Total income                         182,254
                                        ---------
EXPENSES:
  Manager (See Note 3)                     57,254
  Professional fees                        12,144
  Custodian                                 6,314
  Shareholder communication                 4,418
  Transfer agent--Class A (See Note
     3)                                        74
  Transfer agent--Classes B and C
     (See Note 3)                             176
  Transfer agent--Class I (See Note
     3)                                     2,703
  Registration                              2,873
  Distribution--Class B (See Note 3)          297
  Distribution--Class C (See Note 3)          208
  Distribution/Service--Class A (See
     Note 3)                                   86
  Service--Class B (See Note 3)                99
  Service--Class C (See Note 3)                69
  Directors                                   107
  Miscellaneous                             4,822
                                        ---------
     Total expenses before waiver          91,644
  Expense waiver from Manager (See
     Note 3)                              (14,495)
                                        ---------
     Net expenses                          77,149
                                        ---------
Net investment income                     105,105
                                        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                  (501,299)
  Futures transactions                    113,311
                                        ---------
Net realized loss on investments and
  futures transactions                   (387,988)
                                        ---------
Net change in unrealized appreciation
  on:
  Security transactions                   270,221
  Futures contracts                        57,263
                                        ---------
Net change in unrealized appreciation
  on investments and futures
  contracts                               327,484
                                        ---------
Net realized and unrealized loss on
  investments and futures
  transactions                            (60,504)
                                        ---------
Net increase in net assets resulting
  from operations                       $  44,601
                                        =========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008          2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $   105,105   $   76,472
 Net realized gain (loss) on
  investments and futures
  transactions                      (387,988)     548,145
 Net change in unrealized
  appreciation on investments
  and futures contracts              327,484     (232,845)
                                 ------------------------
 Net increase in net assets
  resulting from operations           44,601      391,772
                                 ------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                             (788)      (1,102)
    Class B                             (220)        (593)
    Class C                             (175)        (558)
    Class I                          (70,927)     (79,720)
                                 ------------------------
                                     (72,110)     (81,973)
                                 ------------------------
 From net realized gain on investments:
    Class A                           (7,035)      (6,227)
    Class B                           (8,257)      (5,520)
    Class C                           (5,878)      (5,799)
    Class I                         (498,805)    (382,362)
                                 ------------------------
                                    (519,975)    (399,908)
                                 ------------------------
 Total dividends and
  distributions to shareholders     (592,085)    (481,881)
                                 ------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          67,261,075      197,523
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                      591,737      479,773
 Cost of shares redeemed             (37,913)    (169,966)
                                 ------------------------
    Increase in net assets
     derived from capital share
     transactions                 67,814,899      507,330
                                 ------------------------
    Net increase in net assets    67,267,415      417,221

NET ASSETS:
Beginning of period                5,460,840    5,043,619
                                 ------------------------
End of period                    $72,728,255   $5,460,840
                                 ========================
Accumulated undistributed net
 investment income at end of
 period                          $    91,480   $   58,485
                                 ========================







16    MainStay Large Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               CLASS A
                            ---------------------------------------------
                                                                JULY 29,
                            SIX MONTHS                           2005*
                               ENDED         YEAR ENDED         THROUGH
                             APRIL 30,       OCTOBER 31,      OCTOBER 31,
                            ---------------------------------------------

                              2008**       2007      2006         2005

Net asset value at
  beginning of period         $ 11.34     $11.58    $ 9.77       $10.00
                              -------     ------    ------       ------
Net investment income
  (loss)                         0.06(a)    0.14      0.12(a)      0.02(a)
Net realized and
  unrealized gain (loss)
  on investments                (1.13)      0.69      1.75        (0.25)
                              -------     ------    ------       ------
Total from investment
  operations                    (1.07)      0.83      1.87        (0.23)
                              -------     ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                     (0.11)     (0.15)    (0.06)          --
  From net realized gain
     on investments             (1.07)     (0.92)       --           --
                              -------     ------    ------       ------
Total dividends and
  distributions                 (1.18)     (1.07)    (0.06)          --
                              -------     ------    ------       ------
Net asset value at end of
  period                      $  9.09     $11.34    $11.58       $ 9.77
                              =======     ======    ======       ======
Total investment return
  (c)                          (10.24%)(d)  7.52%    19.27%       (2.30%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      1.38%+     1.15%     1.13%        0.71%+
  Net expenses                   1.22%+     1.25%     1.25%        1.25%+
  Expenses (before
     waiver/reimbursement)       1.66%+     2.67%     3.13%        3.39%+
Portfolio turnover rate            38%       116%      215%          17%
Net assets at end of
  period (in 000's)           $    87     $   74    $   80       $   49




                                               CLASS C
                            ---------------------------------------------
                                                                JULY 29,
                            SIX MONTHS                           2005*
                               ENDED         YEAR ENDED         THROUGH
                             APRIL 30,       OCTOBER 31,      OCTOBER 31,
                            ---------------------------------------------

                              2008**       2007      2006         2005

Net asset value at
  beginning of period         $ 11.22     $11.49    $ 9.76       $10.00
                              -------     ------    ------       ------
Net investment income
  (loss)                         0.03(a)    0.03      0.04(a)     (0.00)(a)(b)
Net realized and
  unrealized gain (loss)
  on investments                (1.14)      0.70      1.72        (0.24)
                              -------     ------    ------       ------
Total from investment
  operations                    (1.11)      0.73      1.76        (0.24)
                              -------     ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                     (0.03)     (0.08)    (0.03)          --
  From net realized gain
     on investments             (1.07)     (0.92)       --           --
                              -------     ------    ------       ------
Total dividends and
  distributions                 (1.10)     (1.00)    (0.03)          --
                              -------     ------    ------       ------
Net asset value at end of
  period                      $  9.01     $11.22    $11.49       $ 9.76
                              =======     ======    ======       ======
Total investment return
  (c)                          (10.68%)(d)  6.63%    18.10%       (2.40%)(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      0.64%+     0.41%     0.38%       (0.04%)+
  Net expenses                   2.00%+     2.00%     2.00%        2.00%+
  Expenses (before
     waiver/reimbursement)       2.47%+     3.42%     3.88%        4.14%+
Portfolio turnover rate            38%       116%      215%          17%
Net assets at end of
  period (in 000's)           $    55     $   61    $   72       $   52




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





18    MainStay Large Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             Class B
      ----------------------------------------------------
                                                 July 29,
      Six months                                  2005*
         ended                                   through
       April 30,     Year ended October 31,    October 31,
----------------------------------------------------------

        2008**         2007          2006          2005

        $ 11.23       $11.49        $ 9.75        $10.00
        -------       ------        ------        ------
           0.03 (a)     0.04          0.04 (a)     (0.00)(a)(b)
          (1.14)        0.70          1.73         (0.25)
        -------       ------        ------        ------
          (1.11)        0.74          1.77         (0.25)
        -------       ------        ------        ------

          (0.03)       (0.08)        (0.03)           --
          (1.07)       (0.92)           --            --
        -------       ------        ------        ------
          (1.10)       (1.00)        (0.03)           --
        -------       ------        ------        ------
        $  9.02       $11.23        $11.49        $ 9.75
        =======       ======        ======        ======
         (10.69%)(d)    6.73%        18.22%        (2.50%)(d)

           0.64%+       0.38%         0.39%        (0.04%)+
           2.00%+       2.00%         2.00%         2.00%+
           2.47%+       3.42%         3.88%         4.14%+
             38%         116%          215%           17%
        $    80       $   86        $   69        $   49




                             Class I
      ----------------------------------------------------
                                                 July 29,
      Six months                                  2005*
         ended                                   through
       April 30,     Year ended October 31,    October 31,
----------------------------------------------------------

        2008**         2007          2006          2005

        $ 11.35       $11.59        $ 9.78        $10.00
        -------       ------        ------        ------
           0.06 (a)     0.15          0.14 (a)      0.02 (a)
          (1.12)        0.71          1.74         (0.24)
        -------       ------        ------        ------
          (1.06)        0.86          1.88         (0.22)
        -------       ------        ------        ------

          (0.14)       (0.18)        (0.07)           --
          (1.07)       (0.92)           --            --
        -------       ------        ------        ------
          (1.21)       (1.10)        (0.07)           --
        -------       ------        ------        ------
        $  9.08       $11.35        $11.59        $ 9.78
        =======       ======        ======        ======
         (10.15%)(d)    7.77%        19.37%        (2.20%)(d)

           1.29%+       1.46%         1.33%         0.96%+
           0.93%+       0.94%         1.00%         1.00%+
           1.10%+       2.21%         2.88%         3.14%+
             38%         116%          215%           17%
        $72,506       $5,239        $4,822        $4,040




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Large Cap Opportunity Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on July 29, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Class B shares convert to Class A shares eight years after the date they were purchased. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.



20    MainStay Large Cap Opportunity Fund

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to

                                                   mainstayinvestments.com    21
such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. Effective May 1, 2008, the fee will change to the following: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Class A, 1.25%; Class B, 2.00%, Class C, 2.00%; and Class I, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $57,254 and waived its fees in the amount of $14,495.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

          OCTOBER 31,
   2009       2010       2011       TOTAL
$123,986    $68,744    $14,495    $207,225
------------------------------------------



State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3 for the six months ended April 30, 2008. The Fund was also advised that the Distributor did not retain any contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $2,953.



22    MainStay Large Cap Opportunity Fund

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Class A                         $   56,234     64.5%
---------------------------------------------------
Class B                             54,936     68.6
---------------------------------------------------
Class C                             54,892    100.0
---------------------------------------------------
Class I                          4,669,492      6.4
---------------------------------------------------



(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $131.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                        2007

Distributions paid from:
  Ordinary income                     $395,623
  Long-term capital gain
     distributions                      86,258
----------------------------------------------------
                                      $481,881
----------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $66,259 and $7,064, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 CLASS A                         SHARES    AMOUNT

Six months ended April 30,
  2008:

Shares sold                       2,818   $ 25,575
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 786      7,823
Shares redeemed                    (603)    (5,426)
                                 -----------------
Net increase in shares
  outstanding before conversion   3,001     27,972
Shares converted from Class B
  (See Note 1)                       44        404
                                 -----------------
Net increase                      3,045   $ 28,376
                                 =================

Year ended October 31, 2007:

Shares sold                       4,157   $ 46,870
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 590      6,523
Shares redeemed                  (5,179)   (56,730)
                                 -----------------
Net decrease in shares
  outstanding before conversion    (432)    (3,337)
Shares converted from Class B
  (See Note 1)                       32        371
                                 -----------------
Net decrease                       (400)  $ (2,966)
                                 =================





                                                   mainstayinvestments.com    23

 CLASS B                         SHARES    AMOUNT

Six months ended April 30,
  2008:

Shares sold                         415   $ 3,663
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 826     8,129
Shares redeemed                      (4)      (35)
                                 ----------------
Net increase in shares
  outstanding before conversion   1,237    11,757
Shares reacquired upon
  conversion into Class A (See
  Note 1)                           (44)     (404)
                                 ----------------
Net increase                      1,193   $11,353
                                 ================

Year ended October 31, 2007:

Shares sold                       1,193   $13,133
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 529     5,796
Shares redeemed                      (2)      (28)
                                 ----------------
Net increase in shares
  outstanding before conversion   1,720    18,901
Shares reacquired upon
  conversion into Class A (See
  Note 1)                           (33)     (371)
                                 ----------------
Net increase                      1,687   $18,530
                                 ================




 CLASS C                         SHARES    AMOUNT

Six months ended April 30,
  2008:

Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 614   $  6,053
                                 -----------------
Net increase                        614   $  6,053
                                 =================

Year ended October 31, 2007:
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 491   $  5,373
Shares redeemed                  (1,324)   (15,075)
                                 -----------------
Net decrease                       (833)  $ (9,702)
                                 =================




 CLASS I                       SHARES       AMOUNT

Six months ended April 30,
  2008:

Shares sold                  7,467,860   $67,231,837
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             57,220       569,732
Shares redeemed                 (3,468)      (32,452)
                             -----------------------
Net increase                 7,521,612   $67,769,117
                             =======================

Year ended October 31,
  2007:

Shares sold                     12,070   $   137,520
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             41,793       462,081
Shares redeemed                 (8,539)      (98,133)
                             -----------------------
Net increase                    45,324   $   501,468
                             =======================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



24    MainStay Large Cap Opportunity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Large Cap Opportunity Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Amended and Restated Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process.

The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES
PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more

                                                   mainstayinvestments.com    25
extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including enhancements to investment teams at NYLIM's Equity Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE LARGE CAP OPPORTUNITY FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In evaluating the investment performance of the Fund, the Board also took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO
BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology


26    MainStay Large Cap Opportunity Fund
presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.


                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



28    MainStay Large Cap Opportunity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A013026         (RECYCLE LOGO)            MS156-08           MSLR10-06/08
                                                                          B9

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GROWTH EQUITY FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GROWTH EQUITY FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              17
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       22
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        25
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       25

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -13.44%   -2.34%      5.76%
Excluding sales charges     -8.41     3.35       8.19




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -13.37%   -2.26%      5.80%
Excluding sales charges     -8.33     3.43       8.23




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -13.53%   -2.74%      6.16%
Excluding sales charges     -9.00     2.26       7.25




                                                            (With sales charges)
                                           (LINE GRAPH FOR CLASS B SHARES IN $)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
With sales charges          -9.91%   1.26%      7.25%
Excluding sales charges     -9.00    2.26       7.25




                                                            (With sales charges)
                                           (LINE GRAPH FOR CLASS C SHARES IN $)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      SINCE
TOTAL RETURNS     MONTHS    YEAR    INCEPTION
---------------------------------------------
                   -8.21%   3.79%      8.52%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                       SIX      ONE       SINCE
                                           MONTHS     YEAR    INCEPTION
-----------------------------------------------------------------------
Russell 1000(R) Growth Index(2)             -9.28%   -0.23%      6.94%
Average Lipper large-cap growth fund(3)    -10.15     1.73       5.15



1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (November 4, 2005) through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class might have been lower.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell(R) Index, which represents approximately 98% of the investable U.S. equity market. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Growth Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH EQUITY FUND --------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM NOVEMBER 1, 2007, TO APRIL 30, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,019.50        $2.04          $1,006.45         $ 2.02
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00       $  916.70        $5.81          $1,018.80         $ 6.12
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                  $1,000.00       $  910.00        $9.59          $1,014.82         $10.12
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                  $1,000.00       $  910.00        $9.59          $1,014.82         $10.12
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00       $  917.90        $3.67          $1,021.03         $ 3.87
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.19% for Investor Class, 1.22% for Class A, 2.02% for Class B and Class C and 0.77% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.97 and the ending account value would have been $1,018.95.
3. Investor Class shares commenced operations on February 28, 2008.





                                                    mainstayinvestments.com    7

  INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Communications Equipment                   8.2%
Computers & Peripherals                    6.9
Energy Equipment & Services                6.5
Capital Markets                            4.8
Software                                   4.6
Biotechnology                              4.3
Food & Staples Retailing                   4.3
Oil, Gas & Consumable Fuels                4.0
Aerospace & Defense                        3.9
Health Care Equipment & Supplies           3.9
Semiconductors & Semiconductor
  Equipment                                3.8
IT Services                                3.5
Pharmaceuticals                            3.4
Chemicals                                  3.1
Life Sciences Tools & Services             3.1
Road & Rail                                2.6
Electrical Equipment                       2.4
Specialty Retail                           2.4
Media                                      2.3
Household Products                         1.7
Multiline Retail                           1.7
Machinery                                  1.6
Textiles, Apparel & Luxury Goods           1.6
Construction & Engineering                 1.2
Consumer Finance                           1.2
Personal Products                          1.2
Health Care Providers & Services           1.1
Insurance                                  1.1
Beverages                                  1.0
Diversified Financial Services             1.0
Hotels, Restaurants & Leisure              1.0
Air Freight & Logistics                    0.9
Internet Software & Services               0.9
Commercial Services & Supplies             0.8
Electric Utilities                         0.7
Internet & Catalog Retail                  0.7
Metals & Mining                            0.7
Wireless Telecommunication Services        0.6
Commercial Banks                           0.5
Marine                                     0.4
Short Term Investment
  (collateral from securities lending
  is 6.8%)                                 6.8
Liabilities in Excess of Cash and
  Other Assets                            (6.4)
                                         -----

                                         100.0%
                                         =====





See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Apple, Inc.
    2.  Cisco Systems, Inc.
    3.  Microsoft Corp.
    4.  Schlumberger, Ltd.
    5.  Wal-Mart Stores, Inc.
    6.  QUALCOMM, Inc.
    7.  Hewlett-Packard Co.
    8.  Johnson & Johnson
    9.  Procter & Gamble Co. (The)
   10.  Gilead Sciences, Inc.







8    MainStay Growth Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARISH KUMAR, CFA, AND MICHAEL REIFEL, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID THE MAINSTAY GROWTH EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Growth Equity Fund returned -8.41% for Investor Class shares,(1) -8.33% for Class A shares, -9.00% for Class B shares and -9.00% for Class C shares for the six months ended April 30, 2008. For the same period, the Fund's Class I shares returned -8.21%. All share classes outperformed the -10.15% return of the average Lipper(2) large-cap growth fund and the -9.28% return of the Russell 1000(R) Growth Index,(3) the Fund's broad-based securities- market index, for the six months ended April 30, 2008. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

In a declining market, the Fund's strong performance relative to the Russell 1000(R) Growth Index came primarily from stock selection in the industrials and health care sectors.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH SECTORS DETRACTED?

In terms of total return, the Fund's strongest-performing industries on an absolute basis were road & rail, air freight & logistics and construction & engineering. The industries with the lowest total returns were wireless telecommunication services, industrial conglomerates and diversified consumer services.

In terms of impact, which takes total returns and weightings into account, the industries that made the strongest contributions to the Fund's performance were road & rail, IT services and food & staples retailing. The worst contributions came from pharmaceuticals, software and computers & peripherals.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS DETRACTED?

On the basis of total return, the Fund's top performers were Wal-Mart Stores, CSX Corporation and MasterCard. All three companies had strong results in a difficult economic environment. On the basis of total return, major detractors included EMC, Cisco Systems and Microsoft.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund selects securities based on its quantitative investment process. Among the stocks that fit the Fund's purchase criteria during the reporting period were E.I. du Pont de Nemours & Co. and St. Jude Medical. Significant sales included NVIDIA and Dell, both of which were negatively affected by a slowdown in technology spending.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings relative to the Russell 1000(R) Growth Index increased in communications equipment and biotechnology. Over the same period, the Fund's weightings decreased in computers & peripherals and industrial conglomerates.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

Sector positioning is a result of our bottom-up stock-selection process rather than a top-down macroeconomic viewpoint. As of April 30, 2008, the Fund was slightly overweight in the road & rail industry and food & staples retailing. These positions helped the Fund's performance. On the same date, the Fund was underweight Internet software & services and pharmaceuticals.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See page 6 for more information about Lipper Inc.
3. See page 6 for more information on the Russell 1000(R) Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                       SHARES           VALUE
COMMON STOCKS (99.6%)+
-------------------------------------------------------------

AEROSPACE & DEFENSE (3.9%)
BE Aerospace, Inc. (a)                 24,620   $     993,663
Honeywell International, Inc.          28,118       1,670,209
Raytheon Co.                           10,340         661,450
United Technologies Corp.              26,883       1,948,211
                                                -------------
                                                    5,273,533
                                                -------------

AIR FREIGHT & LOGISTICS (0.9%)
C.H. Robinson Worldwide, Inc.          20,342       1,275,037
                                                -------------

BEVERAGES (1.0%)
PepsiCo, Inc.                          20,094       1,377,042
                                                -------------

BIOTECHNOLOGY (4.3%)
Genentech, Inc. (a)                    27,648       1,885,594
Genzyme Corp. (a)                      24,622       1,732,158
V  Gilead Sciences, Inc. (a)           44,728       2,315,121
                                                -------------
                                                    5,932,873
                                                -------------

CAPITAL MARKETS (4.8%)
BlackRock, Inc.                         6,652       1,342,307
Charles Schwab Corp. (The)             42,833         925,193
Goldman Sachs Group, Inc.
  (The)                                 7,736       1,480,438
Investment Technology Group,
  Inc. (a)                             17,410         840,207
Morgan Stanley                         15,212         739,303
T. Rowe Price Group, Inc.              20,123       1,178,403
                                                -------------
                                                    6,505,851
                                                -------------

CHEMICALS (3.1%)
E.I. du Pont de Nemours & Co.          33,784       1,652,375
Intrepid Potash, Inc. (a)               9,010         427,885
Monsanto Co.                           18,534       2,113,247
                                                -------------
                                                    4,193,507
                                                -------------

COMMERCIAL BANKS (0.5%)
U.S. Bancorp                           20,363         690,102
                                                -------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
Covanta Holding Corp. (a)              42,648       1,135,716
                                                -------------

COMMUNICATIONS EQUIPMENT (8.2%)
V  Cisco Systems, Inc. (a)            155,083       3,976,328
Corning, Inc.                          61,903       1,653,429
Juniper Networks, Inc. (a)             50,079       1,383,182
V  QUALCOMM, Inc.                      69,747       3,012,373
Research In Motion, Ltd. (a)            9,203       1,119,361
                                                -------------
                                                   11,144,673
                                                -------------

COMPUTERS & PERIPHERALS (6.9%)
V  Apple, Inc. (a)                     26,212       4,559,577
EMC Corp. (a)                          34,873         537,044
V  Hewlett-Packard Co.                 62,933       2,916,945
International Business
  Machines Corp.                       11,721       1,414,725
                                                -------------
                                                    9,428,291
                                                -------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor Corp.                            10,545       1,612,014
                                                -------------

CONSUMER FINANCE (1.2%)
American Express Co.                   34,654       1,664,085
                                                -------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
CME Group, Inc.                         2,878       1,316,541
                                                -------------

ELECTRIC UTILITIES (0.7%)
Exelon Corp.                           11,577         989,602
                                                -------------

ELECTRICAL EQUIPMENT (2.4%)
Emerson Electric Co.                   30,568       1,597,484
SunPower Corp. Class A (a)(b)          19,036       1,661,272
                                                -------------
                                                    3,258,756
                                                -------------

ENERGY EQUIPMENT & SERVICES (6.5%)
FMC Technologies, Inc. (a)(b)          24,301       1,633,027
V  Schlumberger, Ltd.                  33,638       3,382,301
Transocean, Inc. (a)                   13,573       2,001,475
Weatherford International,
  Ltd. (a)                             22,707       1,831,774
                                                -------------
                                                    8,848,577
                                                -------------

FOOD & STAPLES RETAILING (4.3%)
Costco Wholesale Corp. (b)             21,213       1,511,426
CVS Caremark Corp.                     25,863       1,044,089
V  Wal-Mart Stores, Inc.               56,120       3,253,838
                                                -------------
                                                    5,809,353
                                                -------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.9%)
Becton, Dickinson & Co.                18,224       1,629,226
Covidien, Ltd.                         14,576         680,553
DENTSPLY International, Inc.           28,460       1,106,240
St. Jude Medical, Inc. (a)             42,998       1,882,452
                                                -------------
                                                    5,298,471
                                                -------------

HEALTH CARE PROVIDERS & SERVICES (1.1%)
Medco Health Solutions, Inc.
  (a)                                  30,162       1,494,226
                                                -------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
McDonald's Corp.                       21,862       1,302,538
                                                -------------

HOUSEHOLD PRODUCTS (1.7%)
V  Procter & Gamble Co. (The)          35,108       2,353,991
                                                -------------

INSURANCE (1.1%)
ACE, Ltd.                              14,858         895,789
W.R. Berkley Corp.                     22,525         578,667
                                                -------------
                                                    1,474,456
                                                -------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


10    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
INTERNET & CATALOG RETAIL (0.7%)
Priceline.com, Inc. (a)(b)              7,979   $   1,018,440
                                                -------------

INTERNET SOFTWARE & SERVICES (0.9%)
VeriSign, Inc. (a)                     32,486       1,171,120
                                                -------------

IT SERVICES (3.5%)
Accenture, Ltd. Class A                42,545       1,597,565
Cognizant Technology Solutions
  Corp. Class A (a)                    43,720       1,409,970
Mastercard, Inc. Class A (b)            6,189       1,721,532
                                                -------------
                                                    4,729,067
                                                -------------

LIFE SCIENCES TOOLS & SERVICES (3.1%)
Charles River Laboratories
  International, Inc. (a)              23,680       1,374,624
Pharmaceutical Product
  Development, Inc.                    30,339       1,256,641
Thermo Fisher Scientific, Inc.
  (a)                                  28,868       1,670,591
                                                -------------
                                                    4,301,856
                                                -------------

MACHINERY (1.6%)
Deere & Co.                            11,949       1,004,552
SPX Corp.                               9,352       1,150,296
                                                -------------
                                                    2,154,848
                                                -------------


MARINE (0.4%)
Kirby Corp. (a)                         9,764         535,458
                                                -------------

MEDIA (2.3%)
Omnicom Group, Inc.                    28,901       1,379,734
Viacom, Inc. Class B (a)               44,986       1,729,262
                                                -------------
                                                    3,108,996
                                                -------------

METALS & MINING (0.7%)
Cleveland-Cliffs, Inc.                  5,898         946,039
                                                -------------

MULTILINE RETAIL (1.7%)
Dollar Tree, Inc. (a)                  38,352       1,211,923
Kohl's Corp. (a)                       23,753       1,160,334
                                                -------------
                                                    2,372,257
                                                -------------

OIL, GAS & CONSUMABLE FUELS (4.0%)
Arch Coal, Inc. (b)                    21,170       1,214,311
CONSOL Energy, Inc.                    14,749       1,194,079
Williams Cos., Inc.                    38,613       1,370,762
XTO Energy, Inc.                       28,190       1,743,833
                                                -------------
                                                    5,522,985
                                                -------------

PERSONAL PRODUCTS (1.2%)
Avon Products, Inc.                    41,139       1,605,244
                                                -------------

PHARMACEUTICALS (3.4%)
V  Johnson & Johnson                   40,069       2,688,229
Schering-Plough Corp.                  60,844       1,120,138
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (c)                              16,625         777,718
                                                -------------
                                                    4,586,085
                                                -------------

ROAD & RAIL (2.6%)
CSX Corp.                              33,247       2,092,899
J.B. Hunt Transport Services,
  Inc.                                 43,924       1,492,098
                                                -------------
                                                    3,584,997
                                                -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Applied Materials, Inc.               105,390       1,966,577
Intel Corp.                            42,426         944,403
MEMC Electronic Materials,
  Inc. (a)                             20,384       1,283,580
Silicon Laboratories, Inc. (a)         29,120         983,382
                                                -------------
                                                    5,177,942
                                                -------------

SOFTWARE (4.6%)
Autodesk, Inc. (a)                     35,204       1,337,752
V  Microsoft Corp.                    128,312       3,659,458
Oracle Corp. (a)                       62,998       1,313,508
                                                -------------
                                                    6,310,718
                                                -------------

SPECIALTY RETAIL (2.4%)
Dick's Sporting Goods, Inc.
  (a)                                  43,700       1,249,820
Guess?, Inc.                           24,567         940,425
Home Depot, Inc. (The) (b)             37,129       1,069,315
                                                -------------
                                                    3,259,560
                                                -------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Coach, Inc. (a)(b)                     31,654       1,125,933
NIKE, Inc. Class B                     16,066       1,073,209
                                                -------------
                                                    2,199,142
                                                -------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Vodafone Group PLC, ADR (c)            26,765         847,380
                                                -------------
Total Common Stocks
  (Cost $129,248,037)                             135,811,369
                                                -------------



SHORT-TERM INVESTMENT (6.8%)
-------------------------------------------------------------

INVESTMENT COMPANY (6.8%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)               9,336,154       9,336,154
                                                -------------
Total Short-Term Investment
  (Cost $9,336,154)                                 9,336,154
                                                -------------
Total Investments
  (Cost $138,584,191) (e)               106.4%    145,147,523
Liabilities in Excess of
  Cash and Other Assets                  (6.4)     (8,762,922)
                                        -----    ------------
Net Assets                              100.0%  $ 136,384,601
                                        =====    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $9,104,953; cash collateral of
     $9,336,154 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At April 30, 2008, cost is $138,737,710
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $10,360,624
Gross unrealized depreciation        (3,950,811)
                                    -----------
Net unrealized appreciation         $ 6,409,813
                                    ===========






12    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $138,584,191) including
  $9,104,953 market value of
  securities loaned                  $145,147,523
Cash                                    1,245,351
Receivables:
  Investment securities sold            6,181,629
  Dividends and interest                   49,319
  Fund shares sold                         28,308
Other assets                                7,704
                                     ------------
     Total assets                     152,659,834
                                     ------------

LIABILITIES:
Securities lending collateral           9,336,154
Payables:
  Investment securities purchased       6,788,764
  Manager (See Note 3)                     85,826
  Shareholder communication                23,692
  Professional fees                        19,436
  Fund shares redeemed                     13,401
  Custodian                                 6,439
  Transfer agent (See Note 3)               1,404
  NYLIFE Distributors (See Note 3)            117
                                     ------------
     Total liabilities                 16,275,233
                                     ------------
Net assets                           $136,384,601
                                     ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     11,296
Additional paid-in capital            137,191,559
                                     ------------
                                      137,202,855
Accumulated undistributed net
  investment income                         8,553
Accumulated net realized loss on
  investments                          (7,390,139)
Net unrealized appreciation on
  investments                           6,563,332
                                     ------------
Net assets                           $136,384,601
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     25,507
                                     ============
Shares of capital stock outstanding         2,120
                                     ============
Net asset value per share
  outstanding                        $      12.03
Maximum sales charge (5.50% of
  offering price)                            0.70
                                     ------------
Maximum offering price per share
  outstanding                        $      12.73
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $     71,468
                                     ============
Shares of capital stock outstanding         5,942
                                     ============
Net asset value per share
  outstanding                        $      12.03
Maximum sales charge (5.50% of
  offering price)                            0.70
                                     ------------
Maximum offering price per share
  outstanding                        $      12.73
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $     58,982
                                     ============
Shares of capital stock outstanding         5,000
                                     ============
Net asset value and offering price
  per share outstanding              $      11.80
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     58,990
                                     ============
Shares of capital stock outstanding         5,000
                                     ============
Net asset value and offering price
  per share outstanding              $      11.80
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $136,169,654
                                     ============
Shares of capital stock outstanding    11,278,162
                                     ============
Net asset value and offering price
  per share outstanding              $      12.07
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $    768,428
  Income from securities
     loaned--net                            51,252
  Interest                                  35,267
                                      ------------
     Total income                          854,947
                                      ------------
EXPENSES:
  Manager (See Note 3)                     581,023
  Professional fees                         20,231
  Custodian                                 13,245
  Shareholder communication                  9,884
  Registration                               3,930
  Transfer agent--Investor Class
     (See Note 3)                               78
  Transfer agent--Class A (See Note
     3)                                         75
  Transfer agent--Classes B and C
     (See Note 3)                              486
  Transfer agent--Class I (See Note
     3)                                      2,729
  Directors                                  2,580
  Distribution--Class B (See Note
     3)                                        221
  Distribution--Class C (See Note
     3)                                        221
  Distribution/Service--Investor
     Class
     (See Note 3)                               10
  Service--Class A (See Note 3)                 88
  Service--Class B (See Note 3)                 74
  Service--Class C (See Note 3)                 74
  Miscellaneous                              4,852
                                      ------------
     Total expenses before waiver          639,801
  Expense waiver from Manager (See
     Note 3)                                  (415)
                                      ------------
     Net expenses                          639,386
                                      ------------
Net investment income                      215,561
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments        (7,381,716)
Net change in unrealized
  appreciation on investments           (8,022,705)
                                      ------------
Net realized and unrealized loss on
  investments                          (15,404,421)
                                      ------------
Net decrease in net assets
  resulting from operations           $(15,188,860)
                                      ============






14    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $    215,561   $    153,085
 Net realized gain (loss) on
  investments                    (7,381,716)       925,638
 Net change in unrealized
  appreciation on investments    (8,022,705)    13,136,901
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (15,188,860)    14,215,624
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class I                        (329,022)       (43,212)
                               ---------------------------
 From net realized gain on investments:
    Class A                            (391)          (384)
    Class B                            (329)          (383)
    Class C                            (329)          (383)
    Class I                        (925,351)      (194,577)
                               ---------------------------
                                   (926,400)      (195,727)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (1,255,422)      (238,939)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         39,154,874    133,169,688
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               1,185,213        165,577
 Cost of shares redeemed        (61,181,934)      (391,680)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (20,841,847)   132,943,585
                               ---------------------------
    Net increase (decrease)
     in net assets              (37,286,129)   146,920,270

NET ASSETS:
Beginning of period             173,670,730     26,750,460
                               ---------------------------
End of period                  $136,384,601   $173,670,730
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $      8,553   $    122,014
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                     INVESTOR CLASS                         CLASS A
                     --------------    ------------------------------------------------                 CLASS B
                      FEBRUARY 28,                                          NOVEMBER 4,        -------------------------
                          2008*        SIX MONTHS                              2005*           SIX MONTHS
                         THROUGH          ENDED                               THROUGH             ENDED
                        APRIL 30,       APRIL 30,        OCTOBER 31,        OCTOBER 31,         APRIL 30,    OCTOBER 31,

                     ---------------------------------------------------------------------------------------------------
                         2008**          2008**              2007               2006             2008 **         2007
Net asset value at
  beginning of
  period                 $11.79          $13.19             $11.01             $10.00            $12.99         $10.93
                         ------          ------             ------             ------            ------         ------
Net investment
  income (loss)           (0.01)          (0.01)              0.01              (0.01)            (0.06)         (0.08)
Net realized and
  unrealized gain
  (loss) on
  investments              0.25           (1.08)              2.25               1.02             (1.06)          2.22
                         ------          ------             ------             ------            ------         ------
Total from
  investment
  operations               0.24           (1.09)              2.26               1.01             (1.12)          2.14
                         ------          ------             ------             ------            ------         ------
Less dividends and
  distributions:
  From net
     investment
     income                  --              --                 --                 --                --             --
  From net realized
     gain on
     investments             --           (0.07)             (0.08)                --             (0.07)         (0.08)
                         ------          ------             ------             ------            ------         ------
Total dividends and
  distributions              --           (0.07)             (0.08)                --             (0.07)         (0.08)
                         ------          ------             ------             ------            ------         ------
Net asset value at
  end of period          $12.03          $12.03             $13.19             $11.01            $11.80         $12.99
                         ======          ======             ======             ======            ======         ======
Total investment
  return (a)               1.95%(b)       (8.33%)(b)         20.51%             10.20%(b)         (9.00%)(b)     19.67%
Ratios (to average
  net
  assets)/Supple-
  mental Data:
  Net investment
     income (loss)        (0.36%)+        (0.20%)+            0.08%             (0.12%)+          (0.99%)+       (0.67%)
  Net expenses             1.19% +         1.22% +            1.25%              1.25% +           2.02% +        2.00%
  Expenses (before
     waiver)               2.90% +         1.23% +            1.37%              1.71% +           2.60% +        2.12%
Portfolio turnover
  rate                      166%            166%               279%               138%              166%           279%
Net assets at end
  of period (in
  000's)                 $   26          $   71             $   66             $   55            $   59         $   65
                       CLASS B
                     -----------
                     NOVEMBER 4,
                        2005*
                       THROUGH
                     OCTOBER 31,

                     -----------
                         2006
Net asset value at
  beginning of
  period                $10.00
                        ------
Net investment
  income (loss)          (0.09)
Net realized and
  unrealized gain
  (loss) on
  investments             1.02
                        ------
Total from
  investment
  operations              0.93
                        ------
Less dividends and
  distributions:
  From net
     investment
     income                 --
  From net realized
     gain on
     investments            --
                        ------
Total dividends and
  distributions             --
                        ------
Net asset value at
  end of period         $10.93
                        ======
Total investment
  return (a)              9.30%(b)
Ratios (to average
  net
  assets)/Supple-
  mental Data:
  Net investment
     income (loss)       (0.87%)+
  Net expenses            2.00% +
  Expenses (before
     waiver)              2.46% +
Portfolio turnover
  rate                     138%
Net assets at end
  of period (in
  000's)                $   55




                                      CLASS C                                     CLASS I
                     ----------------------------------------    ----------------------------------------
                     SIX MONTHS                   NOVEMBER 4,                                 NOVEMBER 4,
                        ENDED                        2005*       SIX MONTHS                      2005*
                      APRIL 30,                     THROUGH         ENDED                       THROUGH
                                   OCTOBER 31,    OCTOBER 31,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

                     ------------------------------------------------------------------------------------
                       2008**          2007           2006         2008 **         2007           2006
Net asset value at
  beginning of
  period               $12.99         $10.93         $10.00       $  13.24       $  11.04       $ 10.00
                       ------         ------         ------       --------       --------       -------
Net investment
  income (loss)         (0.06)         (0.08)         (0.09)          0.01           0.02          0.01
Net realized and
  unrealized gain
  (loss) on
  investments           (1.06)          2.22           1.02          (1.09)          2.28          1.03
                       ------         ------         ------       --------       --------       -------
Total from
  investment
  operations            (1.12)          2.14           0.93          (1.08)          2.30          1.04
                       ------         ------         ------       --------       --------       -------
Less dividends and
  distributions:
  From net
     investment
     income                --             --             --          (0.02)         (0.02)           --
  From net realized
     gain on
     investments        (0.07)         (0.08)            --          (0.07)         (0.08)           --
                       ------         ------         ------       --------       --------       -------
Total dividends and
  distributions         (0.07)         (0.08)            --          (0.09)         (0.10)           --
                       ------         ------         ------       --------       --------       -------
Net asset value at
  end of period        $11.80         $12.99         $10.93       $  12.07       $  13.24       $ 11.04
                       ======         ======         ======       ========       ========       =======
Total investment
  return (a)            (9.00%)(b)     19.56%          9.40%(b)      (8.21%)(b)     20.93%        10.40%(b)
Ratios (to average
  net
  assets)/Supple-
  mental Data:
  Net investment
     income (loss)      (0.99%)+       (0.67%)        (0.87%)+        0.26%+         0.31%         0.11%+
  Net expenses           2.02% +        2.00%          2.00% +        0.77%+         0.92%         1.00%+
  Expenses (before
     waiver)             2.60% +        2.12%          2.46% +        0.77%+         0.92%         1.46%+
Portfolio turnover
  rate                    166%           279%           138%           166%           279%          138%
Net assets at end
  of period (in
  000's)               $   59         $   65         $   55       $136,170       $173,475       $26,586




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(b)  Total return is not annualized.





16    MainStay Growth Equity Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Growth Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on November 4, 2005. Investor Class shares commenced February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.


                                                   mainstayinvestments.com    17

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the average daily net assets of the Fund. Effective May 1, 2008, the fee will change to the following: 0.70% on assets up to $500 million and 0.675% on assets over $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses


18    MainStay Growth Equity Fund
relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.35%; Class A, 1.25%; Class B, 2.10%; Class C, 2.10%; and Class I, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $581,023 and waived its fees in the amount of $415.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                               OCTOBER 31,

       2009             2010               2011               TOTAL
     $61,625            $213               $415              $62,253

 -----------------------------------------------------------------------


Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.25%; Class B, 2.00%; Class C, 2.00%; and Class I, 1.00%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $3,368.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(E) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $   25,487    99.9%
---------------------------------------------------
Class A                              60,150    84.2
---------------------------------------------------
Class B                              58,800    99.7
---------------------------------------------------
Class C                              58,800    99.7
---------------------------------------------------
Class I                           9,372,465     6.9
---------------------------------------------------



(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $4,387.


                                                   mainstayinvestments.com    19

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                          2007
Distributions paid from:
  Ordinary Income                     $238,118
  Long-Term Capital Gains                  821
----------------------------------------------
                                      $238,939
----------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $271,152 and $290,129, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES    AMOUNT
Period ended April 30, 2008*:
Shares sold                        2,120   $25,000
                                  ----------------
Net increase                       2,120   $25,000
                                  ================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES    AMOUNT
Six months ended April 30, 2008:
Shares sold                          937   $12,000
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                        5        62
                                  ----------------
Net increase                         942   $12,062
                                  ================
Year ended October 31, 2007:
Shares redeemed                      (36)  $  (415)
                                  ----------------
Net decrease                         (36)  $  (415)
                                  ================




 CLASS I                          SHARES         AMOUNT
Six months ended April 30, 2008:
Shares sold                    3,238,812   $ 39,117,874
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               91,652      1,185,151
Shares redeemed               (5,156,382)   (61,181,934)
                              -------------------------
Net decrease                  (1,825,918)  $(20,878,909)
                              =========================
Year ended October 31, 2007:
Shares sold                   10,712,746   $133,169,688
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               14,841        165,577
Shares redeemed                  (32,118)      (391,265)
                              -------------------------
Net increase                  10,695,469   $132,944,000
                              =========================



Class B and Class C had no share activity for the period ended April 30, 2008 and for the year ended October 31, 2007.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain


20    MainStay Growth Equity Fund
measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    21

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Growth Equity Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Amended and Restated Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and


22    MainStay Growth Equity Fund
reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE GROWTH EQUITY FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. In evaluating the Fund's investment performance, the Board took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful investment performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES TO BE PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar"

                                                   mainstayinvestments.com    23
arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



24    MainStay Growth Equity Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD



A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



                                                   mainstayinvestments.com    25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A013110         (RECYCLE LOGO)            MS156-08           MSGE10-06/08
                                                                          B8

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY 130/30 CORE FUND

                 MAINSTAY 130/30 GROWTH FUND

                 MAINSTAY 130/30 HIGH YIELD FUND

                 MAINSTAY 130/30 INTERNATIONAL FUND




                 Message from the President
                 and
                 Semiannual Report
                 Unaudited
                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President





                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY 130/30 CORE FUND

                 MAINSTAY 130/30 GROWTH FUND

                 MAINSTAY 130/30 HIGH YIELD FUND

                 MAINSTAY 130/30 INTERNATIONAL FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited



                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

MAINSTAY 130/30 CORE FUND                   5
---------------------------------------------

MAINSTAY 130/30 GROWTH FUND                23
---------------------------------------------

MAINSTAY 130/30 HIGH YIELD FUND            38
---------------------------------------------

MAINSTAY 130/30 INTERNATIONAL FUND         52
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              70
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS      81
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        84
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       84

MAINSTAY 130/30 CORE FUND
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -14.89%     -17.95%
Excluding sales charges     -9.93      -13.18





                              (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -14.89%     -17.95%
Excluding sales charges     -9.93      -13.18





                              (PERFORMANCE GRAPH)



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -11.29%     -14.66%
Excluding sales charges    -10.40      -13.80





                              (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  SIX       SINCE
TOTAL RETURNS                 MONTHS    INCEPTION
-------------------------------------------------
                               -9.95%     -13.11%





                              (PERFORMANCE GRAPH)



 BENCHMARK PERFORMANCE                        SIX       SINCE
                                            MONTHS    INCEPTION
---------------------------------------------------------------------
Russell 1000(R) Index(2)                     -9.54%     -6.14%
Average Lipper long/short equity fund(3)     -9.06      -7.18



 pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (June 29, 2007) through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which includes the largest 3,000 U.S. companies determined by market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay 130/30 Core Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 CORE FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00        $998.80         $ 4.00         $1,004.47         $ 4.01
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00        $900.70         $10.87         $1,013.43         $11.51
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00        $896.00         $14.52         $1,009.55         $15.39
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00        $900.50         $ 9.69         $1,014.67         $10.27
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.36% for Investor Class, 2.30% for Class A, 3.08% for Class C and 2.05% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, C, and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $11.81 and the ending account value would have been $1,013.13.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

  INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Oil, Gas & Consumable Fuels              15.7%
Insurance                                10.1
Computers & Peripherals                   6.7
Specialty Retail                          5.6
Capital Markets                           5.5
Software                                  4.5
Semiconductors & Semiconductor            4.4
  Equipment
Household Durables                        3.8
Media                                     3.8
Pharmaceuticals                           3.7
Machinery                                 3.6
Health Care Providers & Services          3.5
Diversified Telecommunication             3.4
  Services
Energy Equipment & Services               3.2
Industrial Conglomerates                  3.1
IT Services                               3.1
Diversified Financial Services            2.6
Metals & Mining                           2.4
Chemicals                                 2.1
Household Products                        2.1
Aerospace & Defense                       2.0
Consumer Finance                          2.0
Beverages                                 1.9
Electronic Equipment & Instruments        1.9
Health Care Equipment & Supplies          1.6
Independent Power Producers & Energy      1.6
  Traders
Road & Rail                               1.6
Textiles, Apparel & Luxury Goods          1.6
Internet Software & Services              1.5
Biotechnology                             1.4
Multiline Retail                          1.4
Exchange Traded Fund                      1.4
Commercial Services & Supplies            1.3
Communications Equipment                  1.3
Internet & Catalog Retail                 1.2
Food & Staples Retailing                  1.1
Airlines                                  1.0
Automobiles                               0.9
Building Products                         0.8
Containers & Packaging                    0.8
Construction & Engineering                0.7
Tobacco                                   0.7
Leisure Equipment & Products              0.6
Commercial Banks                          0.5
Electric Utilities                        0.5
Electrical Equipment                      0.5
Air Freight & Logistics                   0.4
Wireless Telecommunication Services       0.4
Auto Components                           0.3
Marine                                    0.3
Trading Companies & Distributors          0.3
Diversified Consumer Services             0.2
Food Products                             0.2
Hotels, Restaurants & Leisure             0.2
Life Sciences Tools & Services            0.2
Personal Products                         0.2
Real Estate Investment Trusts             0.1
Real Estate Management & Development      0.1
Multi-Utilities                           0.0*
Cash and Other Assets, Less               0.6
  Liabilities
Short Sales                             -28.2
                                        -----
                                        100.0%
                                        =====




* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  AT&T, Inc.
    4.  Procter & Gamble Co. (The)
    5.  General Electric Co.
    6.  ConocoPhillips
    7.  Intel Corp.
    8.  S&P 500 Index--SPDR Trust Series 1
    9.  Verizon Communications, Inc.
   10.  Pfizer, Inc.




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2008



    1.  Central European Media Enterprises,
        Ltd., Class A
    2.  Spirit Aerosystems Holdings, Inc., Class
        A
    3.  Owens Corning, Inc.
    4.  Wesco Financial Corp.
    5.  WABCO Holdings, Inc.





8    MainStay 130/30 Core Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY J. FRAM, CFA, AND MONA PATNI OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY 130/30 CORE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay 130/30 Core Fund returned -9.93% for Investor Class shares,(1) -9.93% for Class A shares and -10.40% for Class C shares for the six months ended April 30, 2008. Over the same period, Class I shares returned -9.95%. All share classes underperformed the -9.06% return of the average Lipper(2) long/short equity fund and the -9.54% return of the Russell 1000(R) Index(3) for the six months ended April 30, 2008. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WHAT KEY FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underweight position in the consumer staples sector detracted from the Fund's relative performance. On the other hand, avoiding the worst of the problems in the financials sector helped the Fund's performance during the reporting period. An overweight position in energy stocks also contributed to the Fund's relative results, as these stocks rallied on the back of higher oil prices.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

The Fund's strongest-performing sectors relative to the Russell 1000(R) Index were financials, consumer discretionary and energy. The Fund's underweight position in banks helped the Fund's performance, since banks suffered from exposure to the subprime-mortgage crisis. Also, our overweight positions in home builders such as DR Horton and NVR in the consumer discretionary sector enhanced the Fund's relative results.

The weakest-performing sectors on a relative basis were industrials, health care and consumer staples. Many investors sought the safety of consumer staples stocks as the market fell. As a result, the Fund's underweight position in the sector detracted from relative performance. Although the Fund was underweight in the health care sector overall, overweight positions in some health care providers & services organizations, such as Humana, Health Net and United Health Group, hurt the Fund's relative performance when the companies, hampered by high medical costs, reported mostly lackluster first-quarter profits. As the economy weakened, many companies in the health care providers & services industry saw declining corporate membership. In the industrials sector, overweight positions in a number of airline stocks hurt relative performance as oil prices rose. The Fund's overweight positions in UAL (United Airlines) and Continental Airlines suffered when a proposed merger between the two companies was abandoned.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

The strongest individual contributors to the Fund's absolute performance were ExxonMobil, Continental Resources and Cimarex Energy, all of which benefited from rising oil prices and strong product demand. Over the same period, major detractors included United Airlines, Microsoft and Tenet Healthcare.

HOW DID THE FUND'S SHORT POSITIONS AFFECT THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Results were mixed. Tenet Healthcare was a short position that detracted from the Fund's performance during the reporting period. A short position in

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any changes in the Fund's NAV greater than they would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Investments in REITs carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 1000(R) Index.

                                                    mainstayinvestments.com    9

Countrywide Financial, on the other hand, benefited the Fund's performance when the company's profit outlook continued to suffer from fallout surrounding the mortgage crisis.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Among the stocks the Fund purchased during the reporting period were Monsanto and Wal-Mart. It appeared that Monsanto was likely to benefit if demand for the company's agricultural products increased and food prices continued to rise. Wal-Mart, a company known for low prices, was seen as a stock that should do well in a slow growth or recessionary environment.

Among the stocks we sold during the reporting period were Citigroup and Haliburton. We eliminated Citigroup to avoid the problems related to the mortgage crisis. We sold the Fund's position in Haliburton because our proprietary model indicated that other energy stocks were more attractive.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings in the information technology, consumer discretionary and energy sectors. In information technology, we were slightly overweight at the beginning of the reporting period and added to the Fund's allocation to pursue potential for greater earnings stability among stocks with exposure to foreign markets. In the energy sector, we increased our already overweight position as energy stocks continued to benefit from rising oil prices.

Over the same period, we decreased the Fund's weightings in health care, utilities and financials. Although the Fund was underweight in the health care sector overall, poor performance among some overweighted stocks in the sector--specifically health maintenance organizations (HMOs)--caused the overall health care weighting to become even smaller. We eliminated many of the Fund's financial stock positions when our proprietary model indicated that those stocks might perform poorly because of the mortgage crisis.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL?

As of April 30, 2008, the Fund was overweight relative to the Russell 1000(R) Index in energy and technology, which helped the Fund's performance. On the same date, the Fund was underweight in health care and consumer staples. In a period when the market was down, the Fund's positioning in consumer staples detracted from the Fund's results.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay 130/30 Core Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                    SHARES           VALUE
COMMON STOCKS (126.2%)+
----------------------------------------------------------

AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The)                     6,682   $     567,035
L-3 Communications Holdings,
  Inc.                                 848          94,510
Lockheed Martin Corp.                3,296         349,508
                                             -------------
                                                 1,011,053
                                             -------------

AIR FREIGHT & LOGISTICS (0.4%)
FedEx Corp.                          2,235         214,269
                                             -------------


AIRLINES (1.0%)
Continental Airlines, Inc.
  Class B (a)                        9,628         173,111
Delta Air Lines, Inc. (a)            1,244          10,586
Southwest Airlines Co.              20,316         268,984
UAL Corp.                            4,977          74,157
                                             -------------
                                                   526,838
                                             -------------

AUTO COMPONENTS (0.3%)
Autoliv, Inc.                        2,273         139,199
BorgWarner, Inc.                        28           1,376
                                             -------------
                                                   140,575
                                             -------------

AUTOMOBILES (0.9%)
Ford Motor Co. (a)                  40,749         336,587
General Motors Corp.                 4,671         108,367
                                             -------------
                                                   444,954
                                             -------------

BEVERAGES (1.9%)
Coca-Cola Co. (The)                  3,177         187,030
Coca-Cola Enterprises, Inc.         12,382         278,595
Pepsi Bottling Group, Inc.
  (The)                              9,225         310,975
PepsiAmericas, Inc.                  2,698          69,339
PepsiCo, Inc.                        1,611         110,402
                                             -------------
                                                   956,341
                                             -------------

BIOTECHNOLOGY (1.4%)
Amgen, Inc. (a)                      8,322         348,442
Cephalon, Inc. (a)                   2,483         154,964
Gilead Sciences, Inc. (a)            4,282         221,636
Millennium Pharmaceuticals,
  Inc. (a)                             297           7,386
                                             -------------
                                                   732,428
                                             -------------

BUILDING PRODUCTS (0.8%)
Masco Corp.                          8,128         148,011
Trane, Inc.                            336          15,627
USG Corp. (a)                        6,756         238,554
                                             -------------
                                                   402,192
                                             -------------

CAPITAL MARKETS (5.5%)
Ameriprise Financial, Inc.           3,433         163,033
Bank of New York Mellon Corp.
  (The)                             10,933         475,914
BlackRock, Inc.                        421          84,954
Charles Schwab Corp. (The)          18,189         392,882
E*TRADE Financial Corp. (a)            248             987
Franklin Resources, Inc.             2,298         218,655
GLG Partners, Inc.                  15,121         124,748
Invesco, Ltd.                        1,350          34,628
Merrill Lynch & Co., Inc.            2,381         118,645
Morgan Stanley                       7,788         378,497
Northern Trust Corp.                 4,591         340,239
State Street Corp.                   5,322         383,929
TD Ameritrade Holding Corp. (a)      4,366          79,025
                                             -------------
                                                 2,796,136
                                             -------------

CHEMICALS (2.1%)
Ashland, Inc.                        3,505         185,835
Dow Chemical Co. (The)               8,717         349,988
Monsanto Co.                         4,653         530,535
Mosaic Co. (The) (a)                     6             735
                                             -------------
                                                 1,067,093
                                             -------------

COMMERCIAL BANKS (0.5%)
Cullen/Frost Bankers, Inc.           1,585          88,475
UnionBanCal Corp.                    1,431          75,142
Wells Fargo & Co.                    1,912          56,882
Whitney Holding Corp.                  927          21,701
                                             -------------
                                                   242,200
                                             -------------

COMMERCIAL SERVICES & SUPPLIES (1.3%)
Brink's Co. (The)                    3,470         252,443
ChoicePoint, Inc. (a)                  207          10,008
HNI Corp.                            7,387         160,815
Monster Worldwide, Inc. (a)          3,005          73,112
R.R. Donnelley & Sons Co.            1,604          49,147
Robert Half International, Inc.      2,310          54,747
Steelcase, Inc. Class A              4,431          49,095
                                             -------------
                                                   649,367
                                             -------------

COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems, Inc. (a)             21,194         543,414
Juniper Networks, Inc. (a)           3,648         100,758
                                             -------------
                                                   644,172
                                             -------------

COMPUTERS & PERIPHERALS (6.7%)
Apple, Inc. (a)                      2,041         355,032
Dell, Inc. (a)                       7,745         144,289
EMC Corp. (a)                       14,308         220,343
Hewlett-Packard Co.                 12,477         578,309
International Business Machines
  Corp.                              3,372         407,000
Lexmark International, Inc.
  Class A (a)                        7,899         247,950
NetApp, Inc. (a)                    15,352         371,518


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMPUTERS & PERIPHERALS (CONTINUED)
QLogic Corp. (a)                    20,674   $     329,957
Seagate Technology                  16,828         317,544
Sun Microsystems, Inc. (a)           6,045          94,665
Western Digital Corp. (a)           11,655         337,878
                                             -------------
                                                 3,404,485
                                             -------------


CONSTRUCTION & ENGINEERING (0.7%)
Fluor Corp.                            734         112,207
Shaw Group, Inc. (The) (a)           5,059         250,016
                                             -------------
                                                   362,223
                                             -------------

CONSUMER FINANCE (2.0%)
American Express Co.                 5,073         243,605
Capital One Financial Corp.          7,708         408,524
Discover Financial Services         20,778         378,367
                                             -------------
                                                 1,030,496
                                             -------------

CONTAINERS & PACKAGING (0.8%)
Ball Corp.                           1,793          96,428
Owens-Illinois, Inc. (a)             2,673         147,416
Pactiv Corp. (a)                     7,946         189,035
                                             -------------
                                                   432,879
                                             -------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc. Class A (a)       1,148          58,433
Career Education Corp. (a)           1,455          29,318
                                             -------------
                                                    87,751
                                             -------------

DIVERSIFIED FINANCIAL SERVICES (2.6%)
Bank of America Corp.                8,046         302,047
Citigroup, Inc.                     11,164         282,114
JPMorgan Chase & Co.                 7,930         377,865
Liberty Media Holding Corp.
  Capital Class A (a)                5,277          81,108
Moody's Corp.                        2,201          81,349
Nasdaq OMX Group, Inc. (The)
  (a)                                6,076         221,470
                                             -------------
                                                 1,345,953
                                             -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
V  AT&T, Inc.                       26,154       1,012,421
V  Verizon Communications, Inc.     18,648         717,575
                                             -------------
                                                 1,729,996
                                             -------------

ELECTRIC UTILITIES (0.5%)
Edison International                 2,937         153,223
FPL Group, Inc.                      1,452          96,253
                                             -------------
                                                   249,476
                                             -------------

ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric Co.                 2,252         117,690
Hubbell, Inc. Class B                2,596         116,119
Thomas & Betts Corp. (a)             1,159          43,416
                                             -------------
                                                   277,225
                                             -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Agilent Technologies, Inc. (a)       5,896         178,118
Arrow Electronics, Inc. (a)          8,581         233,489
Molex, Inc.                          6,267         177,857
Tech Data Corp. (a)                  2,236          75,152
Tyco Electronics, Ltd.               8,267         309,268
                                             -------------
                                                   973,884
                                             -------------

ENERGY EQUIPMENT & SERVICES (3.2%)
Diamond Offshore Drilling, Inc.      1,432         179,587
ENSCO International, Inc.            4,173         265,945
FMC Technologies, Inc. (a)           2,994         201,197
Global Industries, Ltd. (a)          7,623         121,663
Helmerich & Payne, Inc.              1,769          95,084
National Oilwell Varco, Inc.
  (a)                                1,644         112,532
Noble Corp.                            133           7,485
Patterson-UTI Energy, Inc.          10,209         285,239
Schlumberger, Ltd.                     731          73,502
Superior Energy Services, Inc.
  (a)                                1,734          76,955
Transocean, Inc. (a)                   889         131,092
Unit Corp. (a)                       1,201          76,276
                                             -------------
                                                 1,626,557
                                             -------------

FOOD & STAPLES RETAILING (1.1%)
BJ's Wholesale Club, Inc. (a)        1,754          66,862
Wal-Mart Stores, Inc.                8,470         491,091
                                             -------------
                                                   557,953
                                             -------------

FOOD PRODUCTS (0.2%)
Hormel Foods Corp.                   1,954          77,007
Wm. Wrigley Jr. Co.                    220          16,755
                                             -------------
                                                    93,762
                                             -------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Baxter International, Inc.           2,313         144,146
C.R. Bard, Inc.                      2,217         208,775
Covidien, Ltd.                       6,499         303,438
DENTSPLY International, Inc.         1,915          74,436
Kinetic Concepts, Inc. (a)           1,948          77,258
Medtronic, Inc.                         34           1,655
Varian Medical Systems, Inc.
  (a)                                  208           9,751
                                             -------------
                                                   819,459
                                             -------------

HEALTH CARE PROVIDERS & SERVICES (3.5%)
Aetna, Inc.                          3,861         168,340
AmerisourceBergen Corp.              5,860         237,623
CIGNA Corp.                          2,529         108,014
Health Management Associates,
  Inc. Class A (a)                     286           2,039
Health Net, Inc. (a)                 6,288         184,176
Humana, Inc. (a)                     2,765         132,139
Lincare Holdings, Inc. (a)          10,193         248,098
McKesson Corp.                       1,481          77,190
Medco Health Solutions, Inc.
  (a)                                2,086         103,340



12    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
UnitedHealth Group, Inc.             8,830   $     288,123
WellPoint, Inc. (a)                  4,796         238,601
                                             -------------
                                                 1,787,683
                                             -------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Brinker International, Inc.            996          22,599
Carnival Corp.                       2,281          91,628
McDonald's Corp.                       240          14,299
                                             -------------
                                                   128,526
                                             -------------

HOUSEHOLD DURABLES (3.8%)
Black & Decker Corp.                 2,428         159,350
Centex Corp.                         3,577          74,473
D.R. Horton, Inc.                   21,202         328,419
KB Home                             13,229         297,653
Leggett & Platt, Inc.                4,644          77,090
Lennar Corp. Class A                 7,646         140,839
M.D.C. Holdings, Inc.                7,165         312,251
NVR, Inc. (a)                          518         317,793
Pulte Homes, Inc.                   17,234         224,731
Ryland Group, Inc.                      19             608
                                             -------------
                                                 1,933,207
                                             -------------

HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co.                2,373         167,771
V  Procter & Gamble Co. (The)       13,627         913,690
                                             -------------
                                                 1,081,461
                                             -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.6%)
AES Corp. (The) (a)                 10,340         179,502
Mirant Corp. (a)                     8,989         369,538
NRG Energy, Inc. (a)                 4,188         184,063
Reliant Energy, Inc. (a)             4,087         105,199
                                             -------------
                                                   838,302
                                             -------------

INDUSTRIAL CONGLOMERATES (3.1%)
V  General Electric Co.             27,938         913,573
McDermott International, Inc.
  (a)                                3,269         175,153
Teleflex, Inc.                       1,387          76,410
Tyco International, Ltd.             9,028         422,420
                                             -------------
                                                 1,587,556
                                             -------------

INSURANCE (10.1%)
ACE, Ltd.                            6,523         393,272
Aflac, Inc.                          5,454         363,618
Allied World Assurance
  Holdings, Ltd./Bermuda             1,822          75,121
American Financial Group, Inc.       2,694          73,869
American International Group,
  Inc.                               1,856          85,747
Arch Capital Group, Ltd. (a)         4,553         321,669
Arthur J. Gallagher & Co.              512          12,580
Assurant, Inc.                       3,506         227,890
Axis Capital Holdings, Ltd.          9,014         305,665
CNA Financial Corp.                  5,429         145,551
First American Corp.                   789          25,879
Genworth Financial, Inc. Class
  A                                 15,149         349,336
HCC Insurance Holdings, Inc.         3,156          77,890
Lincoln National Corp.               1,724          92,682
Loews Corp.                          8,764         369,052
MetLife, Inc.                        6,389         388,771
Nationwide Financial Services,
  Inc. Class A                         655          32,829
Old Republic International
  Corp.                             23,132         331,944
PartnerRe, Ltd.                      2,070         153,139
Principal Financial Group, Inc.      6,469         347,127
Prudential Financial, Inc.           4,364         330,398
RenaissanceRe Holdings, Ltd.         4,419         227,313
SAFECO Corp.                            83           5,539
Transatlantic Holdings, Inc.         1,394          90,401
Unum Group                           3,601          83,579
W.R. Berkley Corp.                   8,541         219,418
                                             -------------
                                                 5,130,279
                                             -------------

INTERNET & CATALOG RETAIL (1.2%)
Expedia, Inc. (a)                   11,053         279,199
IAC/InterActiveCorp. (a)            14,945         311,005
                                             -------------
                                                   590,204
                                             -------------

INTERNET SOFTWARE & SERVICES (1.5%)
eBay, Inc. (a)                      14,471         452,798
Google, Inc. Class A (a)               186         106,818
Yahoo!, Inc. (a)                     6,605         181,043
                                             -------------
                                                   740,659
                                             -------------

IT SERVICES (3.1%)
Accenture, Ltd. Class A             10,720         402,536
Acxiom Corp.                         6,404          75,759
Computer Sciences Corp. (a)          5,772         251,601
Electronic Data Systems Corp.       18,978         352,232
Fiserv, Inc. (a)                     1,704          86,137
Hewitt Associates, Inc. Class A
  (a)                                7,538         309,058
Mastercard, Inc. Class A                82          22,809
Metavante Technologies, Inc.
  (a)                                3,792          89,377
                                             -------------
                                                 1,589,509
                                             -------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Hasbro, Inc.                         8,235         292,837
                                             -------------


LIFE SCIENCES TOOLS & SERVICES (0.2%)
Invitrogen Corp. (a)                   937          87,675
                                             -------------


MACHINERY (3.6%)
AGCO Corp. (a)                       5,207         313,097
Caterpillar, Inc.                    6,438         527,143
Cummins, Inc.                        1,855         116,216
Deere & Co.                          2,597         218,330


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY (CONTINUED)
Flowserve Corp.                        826   $     102,498
Ingersoll-Rand Co., Ltd. Class
  A                                  4,069         180,582
Joy Global, Inc.                     2,461         182,729
Parker Hannifin Corp.                1,097          87,595
SPX Corp.                              756          92,988
                                             -------------
                                                 1,821,178
                                             -------------

MARINE (0.3%)
Kirby Corp. (a)                      2,878         157,830
                                             -------------


MEDIA (3.8%)
CBS Corp. Class B                    3,804          87,758
Clear Channel Communications,
  Inc.                               1,316          39,677
Comcast Corp. Class A                6,453         132,609
DIRECTV Group, Inc. (The) (a)       15,024         370,191
Dish Network Corp. Class A (a)       8,263         246,568
Getty Images, Inc. (a)                 175           5,714
McGraw-Hill Cos., Inc. (The)         1,057          43,326
Omnicom Group, Inc.                  4,085         195,018
Regal Entertainment Group Class
  A                                    901          17,083
Time Warner Cable, Inc. Class A
  (a)                                8,621         241,388
Time Warner, Inc.                   30,408         451,559
Viacom, Inc. Class B (a)             2,634         101,251
                                             -------------
                                                 1,932,142
                                             -------------

METALS & MINING (2.4%)
AK Steel Holding Corp.               5,103         320,366
Freeport-McMoRan Copper & Gold,
  Inc. Class B                       4,558         518,473
Nucor Corp.                          2,698         203,699
Reliance Steel & Aluminum Co.        1,258          76,461
United States Steel Corp.              594          91,446
                                             -------------
                                                 1,210,445
                                             -------------

MULTILINE RETAIL (1.4%)
Big Lots, Inc. (a)                   8,587         232,107
Dollar Tree, Inc. (a)                2,968          93,789
Family Dollar Stores, Inc.           9,109         194,933
Macy's, Inc.                         7,174         181,430
                                             -------------
                                                   702,259
                                             -------------

MULTI-UTILITIES (0.0%)++
Energy East Corp.                      265           6,042
Vectren Corp.                           71           2,008
                                             -------------
                                                     8,050
                                             -------------

OIL, GAS & CONSUMABLE FUELS (15.7%)
Apache Corp.                         2,921         393,400
Chesapeake Energy Corp.              3,850         199,045
Chevron Corp.                        4,135         397,580
Cimarex Energy Co.                   4,252         264,900
V  ConocoPhillips                    9,753         840,221
Continental Resources, Inc. (a)      3,579         153,790
Devon Energy Corp.                   4,599         521,527
V  ExxonMobil Corp.                 16,359       1,522,532
Foundation Coal Holdings, Inc.       4,231         253,775
Frontline, Ltd.                      6,078         340,733
Hess Corp.                           3,333         353,965
Massey Energy Co.                    8,181         428,112
Murphy Oil Corp.                     4,043         365,245
Newfield Exploration Co. (a)         1,471          89,378
Noble Energy, Inc.                   2,405         209,235
Occidental Petroleum Corp.           7,096         590,458
Patriot Coal Corp. (a)                  55           3,633
Plains Exploration & Production
  Co. (a)                              414          25,784
St. Mary Land & Exploration Co.      1,753          76,641
Sunoco, Inc.                         4,668         216,642
Tesoro Corp.                         1,521          38,238
Valero Energy Corp.                  7,014         342,634
W&T Offshore, Inc.                   9,042         369,818
                                             -------------
                                                 7,997,286
                                             -------------

PERSONAL PRODUCTS (0.2%)
Herbalife, Ltd.                      1,836          80,380
                                             -------------


PHARMACEUTICALS (3.7%)
Endo Pharmaceuticals Holdings,
  Inc. (a)                          12,682         314,894
Forest Laboratories, Inc. (a)        2,404          83,443
Johnson & Johnson                    5,706         382,816
King Pharmaceuticals, Inc. (a)       8,183          76,838
Merck & Co., Inc.                      805          30,622
V  Pfizer, Inc.                     32,375         651,061
Schering-Plough Corp.                  630          11,598
Sepracor, Inc. (a)                   4,257          91,738
Watson Pharmaceuticals, Inc.
  (a)                                7,132         221,377
                                             -------------
                                                 1,864,387
                                             -------------

REAL ESTATE INVESTMENT TRUSTS (0.1%)
Colonial Properties Trust            3,004          72,787
                                             -------------


REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Jones Lang LaSalle, Inc.               853          66,201
                                             -------------


ROAD & RAIL (1.6%)
Burlington Northern Santa Fe
  Corp.                              1,061         108,806
Con-Way, Inc.                        1,664          76,960
CSX Corp.                            3,412         214,785
Hertz Global Holdings, Inc. (a)      1,813          23,315
J.B. Hunt Transport Services,
  Inc.                                 543          18,446
Kansas City Southern (a)             1,764          79,521



14    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
ROAD & RAIL (CONTINUED)
Ryder System, Inc.                   3,791   $     259,570
Union Pacific Corp.                    308          44,719
                                             -------------
                                                   826,122
                                             -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
Analog Devices, Inc.                 2,999          96,598
Broadcom Corp. Class A (a)           2,962          76,894
Integrated Device Technology,
  Inc. (a)                           9,075          97,012
V  Intel Corp.                      35,028         779,723
KLA-Tencor Corp.                     4,153         181,403
Lam Research Corp. (a)               1,872          76,452
MEMC Electronic Materials, Inc.
  (a)                                  185          11,649
National Semiconductor Corp.         3,837          78,236
Novellus Systems, Inc. (a)          10,506         229,661
NVIDIA Corp. (a)                     7,903         162,407
Texas Instruments, Inc.             15,385         448,627
                                             -------------
                                                 2,238,662
                                             -------------

SOFTWARE (4.5%)
Activision, Inc. (a)                 3,710         100,356
Adobe Systems, Inc. (a)                675          25,171
Autodesk, Inc. (a)                   2,693         102,334
BMC Software, Inc. (a)              10,131         352,154
V  Microsoft Corp.                  39,809       1,135,353
NAVTEQ Corp. (a)                        89           6,605
Novell, Inc. (a)                    13,167          82,689
Oracle Corp. (a)                     2,719          56,691
Salesforce.com, Inc. (a)               164          10,944
Symantec Corp. (a)                  11,927         205,383
Synopsys, Inc. (a)                  10,507         242,817
                                             -------------
                                                 2,320,497
                                             -------------

SPECIALTY RETAIL (5.6%)
Abercrombie & Fitch Co. Class A      2,087         155,085
American Eagle Outfitters, Inc.      9,212         169,224
AnnTaylor Stores Corp. (a)           4,550         115,115
AutoZone, Inc. (a)                   1,770         213,728
Barnes & Noble, Inc.                10,158         327,900
Best Buy Co., Inc.                   8,115         349,107
Dick's Sporting Goods, Inc. (a)         78           2,231
Foot Locker, Inc.                    6,248          79,037
Gap, Inc. (The)                     17,556         326,893
Home Depot, Inc. (The)              11,220         323,136
RadioShack Corp.                    14,453         200,897
Sherwin-Williams Co. (The)           4,428         244,957
Staples, Inc.                        6,256         135,755
TJX Cos., Inc.                       6,086         196,091
                                             -------------
                                                 2,839,156
                                             -------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Hanesbrands, Inc. (a)                7,996         280,020
NIKE, Inc. Class B                   4,546         303,673
Polo Ralph Lauren Corp.              3,841         238,219
                                             -------------
                                                   821,912
                                             -------------

TOBACCO (0.7%)
Altria Group, Inc.                   8,463         169,260
Philip Morris International,
  Inc. (a)                           3,518         179,524
                                             -------------
                                                   348,784
                                             -------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
WESCO International, Inc. (a)        4,305         160,189
                                             -------------


WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel Corp.                 11,410          91,166
Telephone and Data Systems,
  Inc.                               3,401         130,258
                                             -------------
                                                   221,424
                                             -------------
Total Common Stocks
  (Cost $64,244,832)                            64,297,306
                                             -------------


EXCHANGE TRADED FUND (1.4%) (B)
----------------------------------------------------------
V  S&P 500 Index--SPDR Trust
  Series 1                           5,234         724,752
                                             -------------
Total Exchange Traded Fund
  (Cost $723,844)                                  724,752
                                             -------------
Total Investments, Before
  Investments Sold Short
  (Cost $64,968,676) (c)             127.6%     65,022,058
                                             -------------

INVESTMENTS SOLD SHORT (-28.2%)
COMMON STOCKS (-28.2%)
----------------------------------------------------------


AEROSPACE & DEFENSE (-1.2%)
BE Aerospace, Inc. (a)              (6,093)       (245,914)
Spirit Aerosystems Holdings,
  Inc. Class A (a)                 (11,790)       (343,914)
                                             -------------
                                                  (589,828)
                                             -------------

AIRLINES (-0.1%)
US Airways Group, Inc. (a)          (8,545)        (73,402)
                                             -------------


AUTO COMPONENTS (-0.8%)
TRW Automotive Holdings Corp.
  (a)                               (2,564)        (65,536)
WABCO Holdings, Inc.                (6,728)       (321,329)
                                             -------------
                                                  (386,865)
                                             -------------

BIOTECHNOLOGY (-1.5%)
Amylin Pharmaceuticals, Inc.
  (a)                              (10,078)       (277,951)
PDL BioPharma, Inc. (a)            (15,869)       (210,423)
Vertex Pharmaceuticals, Inc.
  (a)                              (11,411)       (291,209)
                                             -------------
                                                  (779,583)
                                             -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
BUILDING PRODUCTS (-0.7%)
Armstrong World Industries,
  Inc.                                 (55)  $      (1,958)
Owens Corning, Inc. (a)            (15,946)       (336,620)
                                             -------------
                                                  (338,578)
                                             -------------

CAPITAL MARKETS (-0.5%)
Lazard, Ltd. Class A                (4,632)       (181,297)
MF Global, Ltd. (a)                 (5,071)        (66,785)
                                             -------------
                                                  (248,082)
                                             -------------
CHEMICALS (-0.9%)
Eastman Chemical Co.                   (36)         (2,646)
Huntsman Corp.                      (9,652)       (217,074)
Westlake Chemical Corp.            (14,868)       (248,444)
                                             -------------
                                                  (468,164)
                                             -------------

COMMERCIAL BANKS (-0.2%)
East-West Bancorp, Inc.             (6,616)        (94,212)
SunTrust Banks, Inc.                   (34)         (1,896)
                                             -------------
                                                   (96,108)
                                             -------------

COMMERCIAL SERVICES & SUPPLIES (-0.1%)
Corporate Executive Board Co.         (777)        (33,854)
Pitney Bowes, Inc.                    (892)        (32,210)
                                             -------------
                                                   (66,064)
                                             -------------

COMMUNICATIONS EQUIPMENT (-0.9%)
EchoStar Corp. (a)                  (9,791)       (304,598)
Riverbed Technolgoy, Inc. (a)      (12,024)       (164,368)
                                             -------------
                                                  (468,966)
                                             -------------

COMPUTERS & PERIPHERALS (-0.5%)
Diebold, Inc.                       (7,055)       (276,556)
                                             -------------


CONSTRUCTION & ENGINEERING (-0.7%)
Jacobs Engineering Group, Inc.
  (a)                                 (734)        (63,366)
Quanta Services, Inc. (a)           (8,978)       (238,276)
URS Corp. (a)                       (1,707)        (68,860)
                                             -------------
                                                  (370,502)
                                             -------------

CONSTRUCTION MATERIALS (-0.4%)
Eagle Materials, Inc.               (1,769)        (64,179)
Vulcan Materials Co.                (1,723)       (118,577)
                                             -------------
                                                  (182,756)
                                             -------------

CONSUMER FINANCE (-1.1%)
SLM Corp. (a)                      (15,322)       (283,917)
Student Loan Corp. (The)            (2,033)       (258,557)
                                             -------------
                                                  (542,474)
                                             -------------

CONTAINERS & PACKAGING (-0.6%)
Smurfit-Stone Container Corp.
  (a)                               (6,487)        (35,224)
Temple-Inland, Inc.                (22,005)       (256,798)
                                             -------------
                                                  (292,022)
                                             -------------

DIVERSIFIED FINANCIAL SERVICES (-0.5%)
CIT Group, Inc.                     (9,587)       (104,402)
Leucadia National Corp.             (2,902)       (148,640)
                                             -------------
                                                  (253,042)
                                             -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (-0.1%)
Level 3 Communications, Inc.
  (a)                              (22,065)        (65,533)
                                             -------------


ELECTRIC UTILITIES (-0.1%)
Great Plains Energy, Inc.           (2,745)        (70,382)
                                             -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (-0.0%)++
Jabil Circuit, Inc.                   (152)         (1,654)
                                             -------------


FOOD & STAPLES RETAILING (-0.3%)
Rite Aid Corp. (a)                 (56,033)       (151,289)
                                             -------------


GAS UTILITIES (-0.2%)
Equitable Resources, Inc.           (1,468)        (97,431)
                                             -------------


HEALTH CARE EQUIPMENT & SUPPLIES (-0.1%)
Advanced Medical Optics, Inc.
  (a)                               (1,680)        (35,280)
                                             -------------


HEALTH CARE PROVIDERS & SERVICES (-0.5%)
Brookdale Senior Living, Inc.       (6,612)       (173,102)
Community Health Systems, Inc.
  (a)                               (1,554)        (58,322)
Universal Health Services, Inc.
  Class B                              (32)         (2,005)
VCA Antech, Inc. (a)                  (468)        (15,149)
                                             -------------
                                                  (248,578)
                                             -------------

HEALTH CARE TECHNOLOGY (-0.1%)
HLTH Corp. (a)                      (6,540)        (72,725)
                                             -------------


HOTELS, RESTAURANTS & LEISURE (-0.7%)
Orient-Express Hotels, Ltd.         (2,305)       (107,298)
Scientific Games Corp. Class A
  (a)                               (3,833)       (107,937)
Wyndham Worldwide Corp.             (7,103)       (152,572)
                                             -------------
                                                  (367,807)
                                             -------------

HOUSEHOLD DURABLES (-0.6%)
Harman International
  Industries, Inc.                  (5,133)       (209,786)
Jarden Corp. (a)                    (3,173)        (67,648)
                                             -------------
                                                  (277,434)
                                             -------------

INSURANCE (-2.4%)
Ambac Financial Group, Inc.         (8,594)        (39,790)
Hanover Insurance Group, Inc.
  (The)                             (5,174)       (232,209)



16    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
MBIA, Inc.                         (10,263)  $    (106,735)
Mercury General Corp.               (1,482)        (73,937)
OneBeacon Insurance Group, Ltd.    (14,569)       (286,427)
Protective Life Corp.               (2,038)        (86,860)
Wesco Financial Corp.                 (765)       (331,283)
White Mountains Insurance
  Group, Ltd.                         (152)        (72,367)
                                             -------------
                                                (1,229,608)
                                             -------------

IT SERVICES (-0.5%)
Genpact, Ltd. (a)                   (5,432)        (77,678)
MoneyGram International, Inc.      (13,986)        (21,678)
Unisys Corp. (a)                   (21,854)        (90,913)
VeriFone Holdings, Inc. (a)         (3,848)        (43,059)
                                             -------------
                                                  (233,328)
                                             -------------

MACHINERY (-0.3%)
Pall Corp.                          (1,749)        (60,813)
Trinity Industries, Inc.            (3,170)        (96,368)
                                             -------------
                                                  (157,181)
                                             -------------

MARINE (-0.1%)
Alexander & Baldwin, Inc.           (1,369)        (68,765)
                                             -------------


MEDIA (-1.3%)
Central European Media
  Enterprises, Ltd. Class A (a)     (3,382)       (358,560)
Discovery Holding Co. Class A
  (a)                               (2,840)        (65,774)
Hearst-Argyle Television, Inc.        (235)         (4,869)
Idearc, Inc.                       (44,305)       (146,207)
John Wiley & Sons, Inc. Class A     (1,794)        (82,614)
                                             -------------
                                                  (658,024)
                                             -------------

METALS & MINING (-0.4%)
Titanium Metals Corp.              (13,487)       (205,542)
                                             -------------


MULTILINE RETAIL (-0.7%)
Nordstrom, Inc.                     (2,366)        (83,425)
Saks, Inc. (a)                     (20,733)       (269,736)
                                             -------------
                                                  (353,161)
                                             -------------

MULTI-UTILITIES (-0.1%)
Integrys Energy Group, Inc.         (1,469)        (70,350)
                                             -------------


OIL, GAS & CONSUMABLE FUELS (-0.9%)
Cheniere Energy, Inc. (a)          (11,214)       (109,224)
CNX Gas Corp. (a)                   (2,694)       (110,562)
Sandridge Energy, Inc. (a)          (2,472)       (111,685)
Western Refining, Inc.              (9,976)        (99,860)
                                             -------------
                                                  (431,331)
                                             -------------

PAPER & FOREST PRODUCTS (-0.3%)
Louisiana-Pacific Corp.            (14,908)       (171,591)
                                             -------------


PHARMACEUTICALS (-0.3%)
APP Pharmaceuticals, Inc. (a)      (12,456)       (162,675)
                                             -------------


REAL ESTATE INVESTMENT TRUSTS (-0.5%)
CapitalSource, Inc.                 (8,120)       (114,086)
Essex Property Trust, Inc.          (1,100)       (130,900)
                                             -------------
                                                  (244,986)
                                             -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (-0.9%)
CB Richard Ellis Group, Inc.
  Class A (a)                       (3,076)        (71,117)
Forest City Enterprises, Inc.
  Class A                           (7,720)       (285,177)
Forestar Real Estate Group,
  Inc. (a)                          (3,571)        (88,918)
                                             -------------
                                                  (445,212)
                                             -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (-1.8%)
Advanced Micro Devices, Inc.
  (a)                              (44,072)       (262,669)
Cypress Semiconductor Corp. (a)     (2,235)        (62,848)
International Rectifier Corp.
  (a)                               (2,813)        (64,024)
Marvell Technology Group, Ltd.
  (a)                              (12,812)       (165,915)
Rambus, Inc. (a)                    (4,767)       (109,450)
Silicon Laboratories, Inc. (a)      (4,907)       (165,709)
Varian Semiconductor Equipment
  Associates, Inc. (a)              (2,068)        (75,751)
                                             -------------
                                                  (906,366)
                                             -------------

SPECIALTY RETAIL (-1.5%)
Circuit City Stores, Inc.          (66,399)       (314,731)
Coldwater Creek, Inc. (a)          (19,534)       (104,312)
GameStop Corp. Class A (a)             (39)         (2,147)
Guess?, Inc.                        (1,841)        (70,474)
OfficeMax, Inc.                    (14,304)       (261,334)
                                             -------------
                                                  (752,998)
                                             -------------

TEXTILES, APPAREL & LUXURY GOODS (-0.2%)
Crocs, Inc. (a)                     (3,689)        (37,665)
Liz Claiborne, Inc.                 (4,044)        (71,538)
                                             -------------
                                                  (109,203)
                                             -------------

THRIFTS & MORTGAGE FINANCE (-1.2%)
Freddie Mac                         (8,964)       (223,293)
Guaranty Financial Group, Inc.
  (a)                              (25,490)       (194,999)
Sovereign Bancorp, Inc.            (14,072)       (105,118)
TFS Financial Corp.                 (6,189)        (75,692)
Washington Mutual, Inc.             (2,270)        (27,898)
                                             -------------
                                                  (627,000)
                                             -------------

TRADING COMPANIES & DISTRIBUTORS (-0.3%)
Aircastle, Ltd.                     (4,653)        (65,049)
MSC Industrial Direct Co., Inc.
  Class A                           (1,465)        (71,433)
                                             -------------
                                                  (136,482)
                                             -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17


                                    SHARES           VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (-1.1%)
Crown Castle International
  Corp. (a)                         (2,359)  $     (91,647)
Leap Wireless International,
  Inc. (a)                          (2,015)       (107,742)
NII Holdings, Inc. (a)              (1,719)        (78,627)
SBA Communications Corp. Class
  A (a)                             (9,416)       (304,513)
                                             -------------
                                                  (582,529)
                                             -------------
Total Investments Sold Short
  (Proceeds $15,015,396)                       (14,367,437)
                                             -------------
Total Investments, Net of
  Investments Sold Short
  (Cost $49,953,280)                  99.4%     50,654,621
Cash and Other Assets,
  Less Liabilities                     0.6         320,870
                                     -----    ------------
Net Assets                           100.0%  $  50,975,491
                                   =======   =============





++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions, which may
     include, but are not limited to, swaps,
     forwards, TBA's, options, futures and
     short sales. These securities are marked-
     to-market daily and reviewed against the
     value of the Fund's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(c)  At April 30, 2008, cost is $65,037,042
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation         $ 2,515,522
Gross unrealized depreciation          (2,530,506)
                                      -----------
Net unrealized depreciation           $   (14,984)
                                      ===========






18    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities before
  investment sold short, at value
  (identified cost $64,968,676)       $65,022,058
Cash                                      570,526
Deposit with broker for investments
  sold short                                4,100
Receivables:
  Investment securities sold            9,580,222
  Fund shares sold                         92,924
  Dividends and interest                   46,388
Unamortized offering costs                  8,636
Other assets                               37,596
                                      -----------
     Total assets                      75,362,450
                                      -----------
LIABILITIES:
Investments sold short (proceeds
  $15,015,396)                         14,367,437
Payables:
  Investment securities purchased       9,936,439
  Manager (See Note 3)                     30,565
  Custodian                                18,446
  Professional fees                        12,742
  Shareholder communication                12,423
  Transfer agent (See Note 3)               1,076
  Dividends on investments sold
     short                                    858
  NYLIFE Distributors (See Note 3)            276
  Fund shares redeemed                         65
Accrued expenses                            6,632
                                      -----------
     Total liabilities                 24,386,959
                                      -----------
Net assets                            $50,975,491
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 800 million shares
  authorized                          $    58,790
Additional paid-in capital             53,774,677
                                      -----------
                                       53,833,467
Distributions in excess of net
  investment income                       (29,674)
Accumulated net realized loss on
  investments and investments sold
  short                                (3,529,643)
Net unrealized appreciation on
  investments                              53,382
Net unrealized depreciation on
  investments sold short                  647,959
                                      -----------
Net assets                            $50,975,491
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    62,187
                                      ===========
Shares of capital stock outstanding         7,168
                                      ===========
Net asset value per share
  outstanding                         $      8.68
Maximum sales charge (5.50% of
  offering price)                            0.51
                                      -----------
Maximum offering price per share
  outstanding                         $      9.19
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $   396,056
                                      ===========
Shares of capital stock outstanding        45,707
                                      ===========
Net asset value per share
  outstanding                         $      8.67
Maximum sales charge (5.50% of
  offering price)                            0.50
                                      -----------
Maximum offering price per share
  outstanding                         $      9.17
                                      ===========
CLASS C
Net assets applicable to outstanding
  shares                              $   228,706
                                      ===========
Shares of capital stock outstanding        26,541
                                      ===========
Net asset value per share
  outstanding                         $      8.62
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $50,288,542
                                      ===========
Shares of capital stock outstanding     5,799,548
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.67
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $   293,111
  Interest                                  6,226
                                      -----------
     Total income                         299,337
                                      -----------
EXPENSES:
  Manager (See Note 3)                    145,704
  Dividends on investments sold
     short                                 84,872
  Broker fees and charges on short
     sales                                 31,619
  Offering (See Note 3)                    25,762
  Custodian                                18,107
  Professional fees                        17,964
  Registration                              9,673
  Transfer agent--Investor Class
     (See Note 3)                               5
  Transfer agent--Class A (See Note
     3)                                       436
  Transfer agent--Class C (See Note
     3)                                       137
  Transfer agent--Class I (See Note
     3)                                     2,746
  Shareholder communication                 2,030
  Distribution/Service--Investor
     Class (See Note 3)                        18
  Distribution/Service--Class A (See
     Note 3)                                  472
  Distribution/Service--Class C (See
     Note 3)                                  156
  Directors                                   518
  Distribution--Class C (See Note 3)          467
  Miscellaneous                             5,075
                                      -----------
     Total expenses before waiver         345,761
  Expense waiver from Manager (See
     Note 3)                              (46,005)
                                      -----------
     Net expenses                         299,756
                                      -----------
Net investment loss                          (419)
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                (3,531,848)
  Investments sold short                  610,122
                                      -----------
Net realized loss on investments and
  investments sold short               (2,921,726)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                    79,525
  Investments sold short                  920,260
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments and investments sold
  short                                   999,785
                                      -----------
Net realized and unrealized loss on
  investments                          (1,921,941)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(1,922,360)
                                      ===========






20    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008         2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)    $      (419) $    21,471
 Net realized loss on
  investments and investments
  sold short                      (2,921,726)    (606,966)
 Net change in unrealized
  appreciation (depreciation)
  on investments and
  investments sold short             999,785     (298,444)
                                 ------------------------
 Net decrease in net assets
 resulting from operations        (1,922,360)    (883,939)
                                 ------------------------

Dividends to shareholders:
 From net investment income:
    Class A                             (556)          --
    Class I                          (51,121)          --
                                 ------------------------
Total dividends to shareholders      (51,677)          --
                                 ------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          28,524,693   25,398,310
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              420           --
 Cost of shares redeemed             (89,926)         (30)
                                 ------------------------
    Increase in net assets
     derived from capital share
     transactions                 28,435,187   25,398,280
                                 ------------------------
    Net increase in net assets    26,461,150   24,514,341

NET ASSETS:
Beginning of period               24,514,341           --
                                 ------------------------
End of period                    $50,975,491  $24,514,341
                                 ========================
Accumulated net investment
 income (distributions in
 excess of net investment
 income) at end of period        $   (29,674) $    22,422
                                 ========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             INVESTOR CLASS                      CLASS A
                                             --------------          -------------------------------
                                               FEBRUARY 28                                 JUNE 29,
                                                  2008*              SIX MONTHS            THROUGH
                                                 THROUGH                ENDED               2007*
                                                APRIL 30,             APRIL 30,          OCTOBER 31,

                                             -------------------------------------------------------
                                                 2008**                2008**                2007
Net asset value at beginning of
  period                                         $ 8.68                $ 9.64               $10.00
                                                 ------                ------               ------
Net investment income (loss) (a)                  (0.01)                (0.01)               (0.00)(b)
Net realized and unrealized gain
  (loss) on investments                            0.01                 (0.95)               (0.36)
                                                 ------                ------               ------
Total from investment operations                     --                 (0.96)               (0.36)
                                                 ------                ------               ------
  Less dividends:
  From net investment income                         --                 (0.01)                  --
                                                 ------                ------               ------
Net asset value at end of period                 $ 8.68                $ 8.67               $ 9.64
                                                 ======                ======               ======
Total investment return (c)(d)                    (0.12%)               (9.93%)              (3.60%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                    (0.62%) +             (0.15%) +            (0.14%) +
  Net expenses (excluding short
     sale expenses)                                1.57% +               1.50% +              1.50% +
  Expenses (including short sales
     expenses, before waiver)                      2.23% +               2.91% +              2.90% +
  Short sale expenses                              0.79% +               0.80% +              0.53% +
Portfolio turnover rate                              91%                   91%                  59%
Net assets at end of period (in
  000's)                                         $   62                $  396               $  356




                                                                      CLASS C                                  CLASS I
                                                          -------------------------------          -------------------------------
                                                                                JUNE 29,                                 JUNE 29,
                                                          SIX MONTHS             2007*             SIX MONTHS            THROUGH
                                                             ENDED              THROUGH               ENDED               2007*
                                                           APRIL 30,          OCTOBER 31,           APRIL 30,          OCTOBER 31,

                                                          ------------------------------------------------------------------------
                                                            2008**                2007               2008**                2007
Net asset value at beginning of period                      $  9.61              $10.00              $  9.65             $ 10.00
                                                            -------              ------              -------             -------
Net investment income (loss) (a)                              (0.05)              (0.03)                0.00 (b)            0.01
Net realized and unrealized gain (loss) on
  investments                                                 (0.94)              (0.36)               (0.96)              (0.36)
                                                            -------              ------              -------             -------
Total from investment operations                              (0.99)              (0.39)               (0.96)              (0.35)
                                                            -------              ------              -------             -------
  Less dividends:
  From net investment income                                     --                  --                (0.02)                 --
                                                            -------              ------              -------             -------
Net asset value at end of period                            $  8.62              $ 9.61              $  8.67             $  9.65
                                                            =======              ======              =======             =======
Total investment return (c)(d)                               (10.40%)             (3.80%)              (9.95%)             (3.50%)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income (loss)                                (1.19%) +           (0.86%) +             0.00% +(e)          0.27%+
  Net expenses (excluding short sale expenses)                 2.28% +             2.25% +              1.25% +             1.25%+
  Expenses (including short sales expenses,
     before waiver)                                            3.47% +             3.65% +              2.36% +             2.52%+
  Short sale expenses                                          0.80% +             0.53% +              0.80% +             0.53%+
Portfolio turnover rate                                          91%                 59%                  91%                 59%
Net assets at end of period (in 000's)                      $   229              $   35              $50,289             $24,123




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Less than one-tenth of a percent.





22    MainStay 130/30 Core Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY 130/30 GROWTH FUND
INVESTMENT AND PERFORMANCE COMPARISON*


* PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -12.78%     -7.20%
Excluding sales charges     -7.71      -1.80





                              (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -12.96%     -7.39%
Excluding sales charges     -7.89      -2.00





                              (PERFORMANCE GRAPH)



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges          -9.12%     -3.57%
Excluding sales charges     -8.20      -2.60





                              (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    23

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  SIX       SINCE
TOTAL RETURNS                 MONTHS    INCEPTION
-------------------------------------------------
                               -7.79%     -1.80%





                               (PERFORMANCE GRAPH)



  BENCHMARK PERFORMANCE                       SIX       SINCE
                                            MONTHS    INCEPTION
---------------------------------------------------------------------
Russell 1000(R) Growth Index(2)              -9.28%     -2.24%
Average Lipper long/short equity fund(3)     -9.06      -7.18



 the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (June 29, 2007) through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which includes the largest 3,000 U.S. companies determined by market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



24    MainStay 130/30 Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 GROWTH FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,014.50        $ 3.92         $1,004.57         $ 3.91
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  921.10        $10.65         $1,013.77         $11.17
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  918.00        $14.31         $1,009.95         $14.99
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  922.10        $ 9.46         $1,015.02         $ 9.92
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.30% for Investor Class, 2.23% for Class A, 3.00% for Class C and 1.98% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $11.51 and the ending account value would have been $1,013.43.
3. Investor Class shares commenced operations on February 28, 2008.


                                                   mainstayinvestments.com    25

  INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Communications Equipment                  8.2%
Energy Equipment & Services               7.3
Computers & Peripherals                   6.9
Health Care Equipment & Supplies          5.8
Biotechnology                             5.6
Oil, Gas & Consumable Fuels               5.3
Aerospace & Defense                       5.1
Media                                     5.0
Capital Markets                           5.0
IT Services                               4.6
Food & Staples Retailing                  4.5
Pharmaceuticals                           4.2
Software                                  4.1
Semiconductors & Semiconductor            4.0
  Equipment
Chemicals                                 3.8
Textiles, Apparel & Luxury Goods          3.7
Road & Rail                               3.2
Internet Software & Services              3.2
Life Sciences Tools & Services            3.0
Beverages                                 2.7
Commercial Services & Supplies            2.2
Electrical Equipment                      2.1
Diversified Financial Services            2.1
Specialty Retail                          1.9
Multiline Retail                          1.9
Machinery                                 1.9
Health Care Providers & Services          1.8
Personal Products                         1.6
Household Products                        1.6
Commercial Banks                          1.4
Insurance                                 1.2
Consumer Finance                          1.2
Construction & Engineering                1.2
Metals & Mining                           1.1
Real Estate Investment Trusts             1.0
Air Freight & Logistics                   1.0
Marine                                    0.9
Wireless Telecommunication Services       0.8
Hotels, Restaurants & Leisure             0.8
Gas Utilities                             0.8
Electric Utilities                        0.8
Trading Companies & Distributors          0.7
Internet & Catalog Retail                 0.7
Exchange Traded Fund                      0.3
Electronic Equipment & Instruments        0.3
Cash and Other Assets, Less               1.2
  Liabilities
Short Sales                             -27.7
                                        -----
                                          100%
                                        =====




See Portfolio of Investments on page 29 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Apple, Inc.
    2.  Cisco Systems, Inc.
    3.  Schlumberger, Ltd.
    4.  Hewlett-Packard Co.
    5.  Microsoft Corp.
    6.  Wal-Mart Stores, Inc.
    7.  Johnson & Johnson
    8.  QUALCOMM, Inc.
    9.  Gilead Sciences, Inc.
   10.  PepsiCo, Inc.




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2008



    1.  S&P 500 Index--SPDR Trust Series 1
    2.  Universal Health Services, Inc., Class B
    3.  Community Health Systems, Inc.
    4.  JDS Uniphase Corp.
    5.  Zimmer Holdings, Inc.







26    MainStay 130/30 Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARISH KUMAR, PHD, CFA, AND MICHAEL REIFEL, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY 130/30 GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay 130/30 Growth Fund returned -7.71% for Investor Class shares,(1) -7.89% for Class A shares and -8.20% for Class C shares during the six months ended April 30, 2008. Over the same period, Class I shares returned -7.79%. All share classes outperformed the -9.06% return of the average Lipper(2) long/short equity fund and the -9.28% return of the Russell 1000(R) Growth Index(3) for the six months ended April 30, 2008. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See page 23 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Despite a declining market, the Fund's strong relative performance came primarily from stock selection in the industrials and financials sectors.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE AND WHICH INDUSTRIES DETRACTED?

On the basis of total return, the Fund's strongest-performing industries on an absolute basis were road & rail, chemicals and multiline retail. On the basis of impact, which takes total returns and weightings into account, the three top contributors were road & rail, IT services and chemicals.


In terms of total return, the Fund's weakest industries during the reporting period were wireless telecommunication services, industrial conglomerates and diversified consumer services. Considering the combined impact of total returns and weightings, the Fund's three weakest industry contributions came from software, computers & peripherals and pharmaceuticals.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

The strongest individual contributors to the Fund's absolute performance were Wal-Mart Stores, CSX Corporation and Mosaic. All three companies performed well in a difficult economic environment. On the basis of absolute performance, major detractors during the reporting period included EMC, Cisco Systems and Microsoft. The strongest short contributor to the Fund's absolute performance was ETrade Financial, while a short position in Nucur detracted from the Fund's return.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

During the reporting period the Fund initiated new positions in SunPower and St. Jude Medical. Significant sales included NVIDIA and Dell, both of which were negatively affected by a slowdown in technology spending. The Fund initiated a new short position in Community Health Systems. During the reporting period, we covered an existing short position in Millenium Pharmaceuticals by purchasing shares of the company to eliminate the short position.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any changes in the Fund's NAV greater than they would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Investments in REITs carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 24 for more information on Lipper Inc.
3. See footnote on page 24 for more information on the Russell 1000(R) Growth Index.

                                                   mainstayinvestments.com    27

DID ANY OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings relative to Russell 1000(R) Growth Index increased in communications equipment and IT services. Over the same period, the Fund's weightings decreased in Internet software & services and industrial conglomerates.


HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2008?

As of April 30, 2008, the Fund had slightly overweight positions in the road & rail and chemicals industries. On the same date, the Fund was underweight in Internet software & services and real estate investment trusts (REITs).



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


28    MainStay 130/30 Growth Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2004 UNAUDITED




                                   SHARES           VALUE
COMMON STOCKS (126.2%)+
---------------------------------------------------------

AEROSPACE & DEFENSE (5.1%)
BE Aerospace, Inc. (a)              3,295   $     132,986
Honeywell International, Inc.       3,543         210,454
Precision Castparts Corp.           1,139         133,901
Raytheon Co.                        1,689         108,045
United Technologies Corp.           3,323         240,818
                                            -------------
                                                  826,204
                                            -------------

AIR FREIGHT & LOGISTICS (1.0%)
C.H. Robinson Worldwide, Inc.       2,499         156,637
                                            -------------


BEVERAGES (2.7%)
Coca-Cola Co. (The)                 2,546         149,883
V  PepsiCo, Inc.                    4,202         287,963
                                            -------------
                                                  437,846
                                            -------------

BIOTECHNOLOGY (5.6%)
Amgen, Inc. (a)                     3,797         158,980
Genentech, Inc. (a)                 3,191         217,626
Genzyme Corp. (a)                   3,230         227,231
V  Gilead Sciences, Inc. (a)        5,941         307,506
                                            -------------
                                                  911,343
                                            -------------

CAPITAL MARKETS (5.0%)
BlackRock, Inc.                       706         142,464
Charles Schwab Corp. (The)          6,644         143,510
Goldman Sachs Group, Inc. (The)       673         128,792
Investment Technology Group,
  Inc. (a)                          1,619          78,133
Jefferies Group, Inc.               2,632          49,482
Morgan Stanley                      2,086         101,380
T. Rowe Price Group, Inc.           2,911         170,468
                                            -------------
                                                  814,229
                                            -------------

CHEMICALS (3.8%)
E.I. du Pont de Nemours & Co.       3,655         178,766
Intrepid Potash, Inc. (a)           1,256          59,647
Monsanto Co.                        2,192         249,932
Mosaic Co. (The) (a)                1,030         126,185
                                            -------------
                                                  614,530
                                            -------------

COMMERCIAL BANKS (1.4%)
SVB Financial Group (a)             2,379         115,762
U.S. Bancorp                        3,202         108,516
                                            -------------
                                                  224,278
                                            -------------

COMMERCIAL SERVICES & SUPPLIES (2.2%)
Brink's Co. (The)                   1,910         138,953
Covanta Holding Corp. (a)           4,219         112,352
Robert Half International, Inc.     4,537         107,527
                                            -------------
                                                  358,832
                                            -------------

COMMUNICATIONS EQUIPMENT (8.2%)
Ciena Corp. (a)                     3,216         108,733
V  Cisco Systems, Inc. (a)         16,144         413,932
Corning, Inc.                       7,201         192,339
Juniper Networks, Inc. (a)          5,926         163,676
V  QUALCOMM, Inc.                   7,689         332,088
Research In Motion, Ltd. (a)        1,058         128,685
                                            -------------
                                                1,339,453
                                            -------------

COMPUTERS & PERIPHERALS (6.9%)
V  Apple, Inc. (a)                  2,789         485,147
EMC Corp. (a)                       5,157          79,418
V  Hewlett-Packard Co.              8,432         390,823
International Business Machines
  Corp.                             1,366         164,876
                                            -------------
                                                1,120,264
                                            -------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor Corp.                         1,252         191,393
                                            -------------


CONSUMER FINANCE (1.2%)
American Express Co.                3,957         190,015
                                            -------------


DIVERSIFIED FINANCIAL SERVICES (2.1%)
CME Group, Inc.                       324         148,214
JPMorgan Chase & Co.                2,353         112,120
MSCI, Inc. Class A (a)              2,412          74,820
                                            -------------
                                                  335,154
                                            -------------

ELECTRIC UTILITIES (0.8%)
Exelon Corp.                        1,538         131,468
                                            -------------

ELECTRICAL EQUIPMENT (2.1%)
Emerson Electric Co.                2,968         155,108
SunPower Corp. Class A (a)          2,191         191,209
                                            -------------
                                                  346,317
                                            -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Trimble Navigation, Ltd. (a)        1,466          48,070
                                            -------------


ENERGY EQUIPMENT & SERVICES (7.3%)
FMC Technologies, Inc. (a)          2,669         179,357
Halliburton Co.                     3,368         154,625
V  Schlumberger, Ltd.               3,969         399,083
Superior Energy Services, Inc.
  (a)                               1,700          75,446
Transocean, Inc. (a)                1,159         170,906


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29


                                   SHARES           VALUE
COMMON STOCKS (CONTINUED)
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Weatherford International, Ltd.
  (a)                               2,578   $     207,967
                                            -------------
                                                1,187,384
                                            -------------

FOOD & STAPLES RETAILING (4.5%)
Costco Wholesale Corp.              2,868         204,345
CVS Caremark Corp.                  3,924         158,412
V  Wal-Mart Stores, Inc.            6,350         368,173
                                            -------------
                                                  730,930
                                            -------------

GAS UTILITIES (0.8%)
Questar Corp.                       2,071         128,464
                                            -------------


HEALTH CARE EQUIPMENT & SUPPLIES (5.8%)
Becton, Dickinson & Co.             2,081         186,041
Covidien, Ltd.                      1,813          84,649
DENTSPLY International, Inc.        3,562         138,455
Medtronic, Inc.                     3,975         193,503
Mindray Medical International,
  Ltd., ADR (b)                     2,312          78,608
St. Jude Medical, Inc. (a)          5,844         255,850
                                            -------------
                                                  937,106
                                            -------------

HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc.                         1,754          76,474
Medco Health Solutions, Inc.
  (a)                               4,537         224,763
                                            -------------
                                                  301,237
                                            -------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
McDonald's Corp.                    2,236         133,221
                                            -------------


HOUSEHOLD PRODUCTS (1.6%)
Procter & Gamble Co. (The)          3,788         253,985
                                            -------------


INSURANCE (1.2%)
ACE, Ltd.                           1,935         116,661
W.R. Berkley Corp.                  3,321          85,317
                                            -------------
                                                  201,978
                                            -------------


INTERNET & CATALOG RETAIL (0.7%)
Priceline.com, Inc. (a)               969         123,683
                                            -------------


INTERNET SOFTWARE & SERVICES (3.2%)
eBay, Inc. (a)                      5,216         163,209
Equinix, Inc. (a)                   1,259         113,839
Google, Inc. Class A (a)              201         115,432
VeriSign, Inc. (a)                  3,544         127,761
                                            -------------
                                                  520,241
                                            -------------

IT SERVICES (4.6%)
Accenture, Ltd. Class A             5,286         198,489
Cognizant Technology Solutions
  Corp. Class A (a)                 6,080         196,080
Infosys Technologies, Ltd.,
  Sponsored ADR (b)                 1,892          82,661
Mastercard, Inc. Class A              976         271,484
                                            -------------
                                                  748,714
                                            -------------

LIFE SCIENCES TOOLS & SERVICES (3.0%)
Charles River Laboratories
  International, Inc. (a)           2,522         146,402
Pharmaceutical Product
  Development, Inc.                 4,122         170,733
Thermo Fisher Scientific, Inc.
  (a)                               2,960         171,295
                                            -------------
                                                  488,430
                                            -------------

MACHINERY (1.9%)
Deere & Co.                         1,403         117,950
SPX Corp.                           1,531         188,313
                                            -------------
                                                  306,263
                                            -------------

MARINE (0.9%)
Kirby Corp. (a)                     2,591         142,090
                                            -------------


MEDIA (5.0%)
Cablevision Systems Corp. Class
  A (a)                             2,258          51,934
Discovery Holding Co. Class A
  (a)                               3,217          74,506
Liberty Media
  Corp.--Entertainment (a)          3,605          93,550
News Corp. Class A                  5,498          98,414
Omnicom Group, Inc.                 4,908         234,308
Time Warner, Inc.                   7,930         117,761
Viacom, Inc. Class B (a)            3,763         144,650
                                            -------------
                                                  815,123
                                            -------------

METALS & MINING (1.1%)
Cleveland-Cliffs, Inc.              1,123         180,129
                                            -------------


MULTILINE RETAIL (1.9%)
Dollar Tree, Inc. (a)               3,299         104,248
Family Dollar Stores, Inc.          4,505          96,407
Kohl's Corp. (a)                    2,383         116,410
                                            -------------
                                                  317,065
                                            -------------

OIL, GAS & CONSUMABLE FUELS (5.3%)
Apache Corp.                          897         120,808
Arch Coal, Inc.                     2,516         144,318
Chesapeake Energy Corp.             1,859          96,110
CONSOL Energy, Inc.                 1,656         134,070
Valero Energy Corp.                   308          15,046
Williams Cos., Inc.                 4,787         169,939
XTO Energy, Inc.                    2,815         174,136
                                            -------------
                                                  854,427
                                            -------------

PERSONAL PRODUCTS (1.6%)
Avon Products, Inc.                 4,290         167,396
Herbalife, Ltd.                     2,104          92,113
                                            -------------
                                                  259,509
                                            -------------




30    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES           VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (4.2%)
Allergan, Inc.                      1,348   $      75,987
V  Johnson & Johnson                5,401         362,353
Schering-Plough Corp.               5,298          97,536
Teva Pharmaceutical Industries,
  Ltd.,
  Sponsored ADR (b)                 3,118         145,860
                                            -------------
                                                  681,736
                                            -------------

REAL ESTATE INVESTMENT TRUSTS (1.0%)
UDR, Inc.                           6,663         168,441
                                            -------------

ROAD & RAIL (3.2%)
CSX Corp.                           2,796         176,008
J.B. Hunt Transport Services,
  Inc.                              5,045         171,379
Norfolk Southern Corp.              2,830         168,611
                                            -------------
                                                  515,998
                                            -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
Applied Materials, Inc.            11,541         215,355
Intel Corp.                         6,025         134,117
MEMC Electronic Materials, Inc.
  (a)                               2,407         151,569
Silicon Laboratories, Inc. (a)      2,375          80,204
Texas Instruments, Inc.             2,143          62,490
                                            -------------
                                                  643,735
                                            -------------

SOFTWARE (4.1%)
Autodesk, Inc. (a)                  4,166         158,308
V  Microsoft Corp.                 13,435         383,166
Oracle Corp. (a)                    5,960         124,266
                                            -------------
                                                  665,740
                                            -------------
SPECIALTY RETAIL (1.9%)
Dick's Sporting Goods, Inc. (a)     4,151         118,719
Guess?, Inc.                        2,296          87,891
Home Depot, Inc. (The)              3,418          98,438
                                            -------------
                                                  305,048
                                            -------------

TEXTILES, APPAREL & LUXURY GOODS (3.7%)
Coach, Inc. (a)                     3,916         139,292
Lululemon Athletica, Inc. (a)       2,812          87,088
NIKE, Inc. Class B                  2,635         176,018
Phillips-Van Heusen Corp.           3,286         138,702
Under Armour, Inc. Class A (a)      1,672          55,728
                                            -------------
                                                  596,828
                                            -------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Fastenal Co.                        2,331         113,776
                                            -------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Vodafone Group PLC, ADR (b)         3,955         125,215
                                            -------------
Total Common Stocks
  (Cost $19,389,786)                           20,492,529
                                            -------------


EXCHANGE TRADED FUND (0.3%) (C)
---------------------------------------------------------

iShares Russell 1000 Growth
  Index Fund                          671          38,556
                                            -------------
Total Exchange Traded Fund
  (Cost $37,753)                                   38,556
                                            -------------
Total Investments, Before
  Investments Sold Short
  (Cost $19,427,539) (d)            126.5%     20,531,085
                                            -------------


INVESTMENTS SOLD SHORT (-27.7%)
COMMON STOCKS (-26.6%)
---------------------------------------------------------

AEROSPACE & DEFENSE (-0.7%)
Boeing Co. (The)                     (731)        (62,033)
General Dynamics Corp.               (641)        (57,959)
                                            -------------
                                                 (119,992)
                                            -------------

AUTOMOBILES (-0.5%)
Harley-Davidson, Inc.              (1,097)        (41,960)
Thor Industries, Inc.              (1,539)        (46,662)
                                            -------------
                                                  (88,622)
                                            -------------

BEVERAGES (-0.4%)
Constellation Brands, Inc.
  Class A (a)                      (1,676)        (30,771)
Diageo PLC, Sponsored ADR (b)        (386)        (31,613)
                                            -------------
                                                  (62,384)
                                            -------------

BIOTECHNOLOGY (-0.2%)
Abraxis Bioscience, Inc. (a)         (578)        (34,264)
                                            -------------


CAPITAL MARKETS (-0.4%)
Franklin Resources, Inc.             (437)        (41,581)
GLG Partners, Inc.                 (2,573)        (21,227)
                                            -------------
                                                  (62,808)
                                            -------------

CHEMICALS (-1.2%)
Albemarle Corp.                    (1,278)        (47,810)
Dow Chemical Co. (The)               (963)        (38,664)
International Flavors &
  Fragrances, Inc.                 (1,227)        (55,963)
Praxair, Inc.                        (632)        (57,708)
                                            -------------
                                                 (200,145)
                                            -------------

COMMERCIAL SERVICES & SUPPLIES (-1.0%)
Avery Dennison Corp.                 (710)        (34,215)
Corrections Corp. of America
  (a)                              (1,619)        (41,284)
Equifax, Inc.                      (1,547)        (59,204)
Monster Worldwide, Inc. (a)        (1,436)        (34,938)
                                            -------------
                                                 (169,641)
                                            -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31


                                   SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMUNICATIONS EQUIPMENT (-0.6%)
JDS Uniphase Corp. (a)             (4,426)  $     (63,336)
Nortel Networks Corp. (a)          (3,517)        (30,035)
                                            -------------
                                                  (93,371)
                                            -------------

COMPUTERS & PERIPHERALS (-0.7%)
Dell, Inc. (a)                     (2,737)        (50,990)
Sun Microsystems, Inc. (a)         (3,459)        (54,168)
                                            -------------
                                                 (105,158)
                                            -------------

DIVERSIFIED CONSUMER SERVICES (-0.4%)
Apollo Group, Inc. Class A (a)       (707)        (35,986)
ITT Educational Services, Inc.
  (a)                                (447)        (34,267)
                                            -------------
                                                  (70,253)
                                            -------------

DIVERSIFIED FINANCIAL SERVICES (-0.5%)
ING Groep N.V., Sponsored ADR
  (b)                              (1,181)        (44,866)
IntercontinentalExchange, Inc.
  (a)                                (203)        (31,495)
                                            -------------
                                                  (76,361)
                                            -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (-0.3%)
Windstream Corp.                   (4,589)        (53,875)
                                            -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (-0.4%)
Agilent Technologies, Inc. (a)     (1,354)        (40,904)
Jabil Circuit, Inc.                (2,653)        (28,865)
                                            -------------
                                                  (69,769)
                                            -------------

ENERGY EQUIPMENT & SERVICES (-0.8%)
Baker Hughes, Inc.                   (728)        (58,881)
Hercules Offshore, Inc. (a)        (1,194)        (31,474)
Smith International, Inc.            (420)        (32,134)
                                            -------------
                                                 (122,489)
                                            -------------

FOOD & STAPLES RETAILING (-0.6%)
Kroger Co. (The)                   (2,183)        (59,487)
Whole Foods Market, Inc.           (1,231)        (40,180)
                                            -------------
                                                  (99,667)
                                            -------------

FOOD PRODUCTS (-0.4%)
Dean Foods Co. (a)                 (2,434)        (56,566)
                                            -------------


HEALTH CARE EQUIPMENT & SUPPLIES (-1.1%)
Cooper Cos., Inc. (The)              (939)        (32,865)
Gen-Probe, Inc. (a)                  (843)        (47,511)
Hill-Rom Holdings, Inc.            (1,063)        (26,713)
Inverness Medical Innovations,
  Inc. (a)                           (261)         (9,657)
Zimmer Holdings, Inc. (a)            (837)        (62,072)
                                            -------------
                                                 (178,818)
                                            -------------

HEALTH CARE PROVIDERS & SERVICES (-2.3%)
Brookdale Senior Living, Inc.      (2,240)        (58,643)
Cardinal Health, Inc.                (912)        (47,488)
Community Health Systems, Inc.
  (a)                              (1,773)        (66,541)
Humana, Inc. (a)                   (1,191)        (56,918)
Lincare Holdings, Inc. (a)         (1,393)        (33,906)
Omnicare, Inc.                     (2,009)        (40,883)
Universal Health Services, Inc.
  Class B                          (1,140)        (71,410)
                                            -------------
                                                 (375,789)
                                            -------------

HOTELS, RESTAURANTS & LEISURE (-0.6%)
Las Vegas Sands Corp. (a)            (580)        (44,208)
MGM Mirage (a)                       (511)        (26,138)
Pinnacle Entertainment, Inc.
  (a)                              (1,708)        (26,508)
                                            -------------
                                                  (96,854)
                                            -------------
HOUSEHOLD DURABLES (-0.5%)
Garmin, Ltd.                       (1,047)        (42,822)
Newell Rubbermaid, Inc.            (1,597)        (32,786)
                                            -------------
                                                  (75,608)
                                            -------------

INDUSTRIAL CONGLOMERATES (-0.5%)
3M Co.                               (589)        (45,294)
McDermott International, Inc.
  (a)                                (571)        (30,594)
                                            -------------
                                                  (75,888)
                                            -------------

INSURANCE (-2.1%)
Aflac, Inc.                          (470)        (31,335)
American International Group,
  Inc.                             (1,001)        (46,246)
Arthur J. Gallagher & Co.          (2,262)        (55,577)
Brown & Brown, Inc.                (2,278)        (43,738)
Everest Re Group, Ltd.               (335)        (30,267)
Hartford Financial Services
  Group, Inc. (The)                  (620)        (44,187)
Willis Group Holdings, Ltd.          (920)        (31,970)
XL Capital, Ltd. Class A           (1,477)        (51,532)
                                            -------------
                                                 (334,852)
                                            -------------

IT SERVICES (-0.4%)
Fidelity National Information
  Services, Inc.                   (1,296)        (46,734)
Total System Services, Inc.          (907)        (21,587)
                                            -------------
                                                  (68,321)
                                            -------------

LIFE SCIENCES TOOLS & SERVICES (-0.8%)
Applera Corp.--Applied
  BioSystems Group                 (1,394)        (44,482)
PerkinElmer, Inc.                  (1,969)        (52,297)
Waters Corp. (a)                     (444)        (27,288)
                                            -------------
                                                 (124,067)
                                            -------------

MACHINERY (-1.8%)
AGCO Corp. (a)                       (893)        (53,696)
Eaton Corp.                          (537)        (47,170)
Illinois Tool Works, Inc.            (955)        (49,937)
PACCAR, Inc.                       (1,013)        (47,935)
Pall Corp.                         (1,306)        (45,410)
Parker Hannifin Corp.                (561)        (44,796)
                                            -------------
                                                 (288,944)
                                            -------------




32    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES           VALUE
COMMON STOCKS (CONTINUED)
MEDIA (-0.7%)
Central European Media
  Enterprises, Ltd. Class A
  (a)                                (288)  $     (30,534)
Interpublic Group of Cos., Inc.
  (The) (a)                        (4,639)        (41,983)
Lamar Advertising Co. (a)          (1,080)        (42,703)
                                            -------------
                                                 (115,220)
                                            -------------

METALS & MINING (-0.5%)
Newmont Mining Corp.               (1,179)        (52,124)
Titanium Metals Corp.              (2,029)        (30,922)
                                            -------------
                                                  (83,046)
                                            -------------

MULTILINE RETAIL (-0.5%)
Nordstrom, Inc.                    (1,119)        (39,456)
Saks, Inc. (a)                     (3,640)        (47,356)
                                            -------------
                                                  (86,812)
                                            -------------

OIL, GAS & CONSUMABLE FUELS (-0.7%)
Boardwalk Pipeline Partners,
  L.P.                             (1,275)        (32,245)
Cameco Corp.                       (1,343)        (46,992)
Southwestern Energy Co. (a)          (734)        (31,056)
                                            -------------
                                                 (110,293)
                                            -------------

PHARMACEUTICALS (-1.5%)
APP Pharmaceuticals, Inc. (a)      (4,037)        (52,723)
Bristol-Myers Squibb Co.           (1,236)        (27,155)
GlaxoSmithKline PLC, ADR (b)         (689)        (30,392)
Mylan, Inc.                        (3,826)        (50,388)
Pfizer, Inc.                       (1,589)        (31,955)
Warner Chilcott, Ltd. Class A
  (a)                              (2,745)        (47,241)
                                            -------------
                                                 (239,854)
                                            -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(-0.5%)
LSI Corp. (a)                      (8,903)        (55,199)
Varian Semiconductor Equipment
  Associates, Inc. (a)               (819)        (30,000)
                                            -------------
                                                  (85,199)
                                            -------------

SOFTWARE (-0.6%)
Adobe Systems, Inc. (a)            (1,254)        (46,762)
Nuance Communications, Inc. (a)      (992)        (20,118)
Quality Systems, Inc.              (1,114)        (35,782)
                                            -------------
                                                 (102,662)
                                            -------------

SPECIALTY RETAIL (-1.1%)
American Eagle Outfitters,
  Inc.                             (2,626)        (48,240)
AnnTaylor Stores Corp. (a)         (1,879)        (47,539)
CarMax, Inc. (a)                   (2,478)        (51,418)
Foot Locker, Inc.                  (2,344)        (29,652)
                                            -------------
                                                 (176,849)
                                            -------------

TEXTILES, APPAREL & LUXURY GOODS (-0.3%)
Luxottica Group S.p.A. ADR (b)     (1,754)        (49,287)
                                            -------------


TOBACCO (-0.3%)
UST, Inc.                            (980)        (51,029)
                                            -------------


TRADING COMPANIES & DISTRIBUTORS (0.0%)++
MSC Industrial Direct Co., Inc.
  Class A                            (116)         (5,656)
                                            -------------


WIRELESS TELECOMMUNICATION SERVICES (-0.7%)
American Tower Corp. Class A
  (a)                              (1,210)        (52,538)
SBA Communications Corp. Class
  A (a)                            (1,705)        (55,140)
                                            -------------
                                                 (107,678)
                                            -------------
Total Common Stocks
  (Proceeds $4,483,555)                        (4,318,091)
                                            -------------


EXCHANGE TRADED FUND (-1.1%) (C)
---------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                         (1,297)       (179,596)
                                            -------------
Total Exchange Traded Fund
  (Proceeds $177,307)                            (179,596)
                                            -------------
Total Investments Sold Short
  (Proceeds $4,660,862)                        (4,497,687)
                                            -------------
Total Investments, Net of
  Investments Sold Short
  (Cost $14,766,677)                 98.8%     16,033,398
Cash and Other Assets,
  Less Liabilities                    1.2         199,969
                                    -----    ------------
Net Assets                          100.0%  $  16,233,367
                                    =====    ============






++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions, which may
     include, but are not limited to, swaps,
     forwards, TBA's, options, futures and
     short sales. These securities are marked-
     to-market daily and reviewed against the
     value of the Fund's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(d)  At April 30, 2008, cost is $19,458,696
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $1,712,950
Gross unrealized depreciation         (640,561)
                                    ----------
Net unrealized appreciation         $1,072,389
                                    ==========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $19,427,539)       $20,531,085
Cash                                      258,884
Deposit with broker for investments
  sold short                                3,303
Receivables:
  Investment securities sold            1,045,919
  Dividends and interest                    6,116
  Fund shares sold                          6,058
Unamortized offering costs                  9,155
Other assets                               37,233
                                      -----------
     Total assets                      21,897,753
                                      -----------
LIABILITIES:
Investments sold short (proceeds
  $4,660,862)                           4,497,687
Payables:
  Investment securities purchased       1,119,841
  Shareholder communication                11,502
  Professional fees                        11,072
  Custodian                                10,077
  Administrator (See Note 3)                4,879
  Dividends on investments sold
     short                                  4,226
  Manager (See Note 3)                      3,134
  Transfer agent (See Note 3)               1,124
  NYLIFE Distributors (See Note 3)            229
Accrued expenses                              615
                                      -----------
     Total liabilities                  5,664,386
                                      -----------
Net assets                            $16,233,367
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 800 million shares
  authorized                          $    16,534
Additional paid-in capital             16,990,153
                                      -----------
                                       17,006,687
Accumulated net investment loss           (78,208)
Accumulated net realized loss on
  investments                          (1,961,833)
Net unrealized appreciation on
  investments                           1,103,546
Net unrealized depreciation on
  investments sold short                  163,175
                                      -----------
Net assets                            $16,233,367
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    74,183
                                      ===========
Shares of capital stock outstanding         7,561
                                      ===========
Net asset value per share
  outstanding                         $      9.81
Maximum sales charge (5.50% of
  offering price)                            0.57
                                      -----------
Maximum offering price per share
  outstanding                         $     10.38
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $   243,562
                                      ===========
Shares of capital stock outstanding        24,865
                                      ===========
Net asset value per share
  outstanding                         $      9.80
Maximum sales charge (5.50% of
  offering price)                            0.57
                                      -----------
Maximum offering price per share
  outstanding                         $     10.37
                                      ===========
CLASS C
Net assets applicable to outstanding
  shares                              $   204,787
                                      ===========
Shares of capital stock outstanding        21,026
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.74
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $15,710,835
                                      ===========
Shares of capital stock outstanding     1,599,932
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.82
                                      ===========






34    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $   109,732
  Interest                                  2,206
                                      -----------
     Total income                         111,938
                                      -----------
EXPENSES:
  Manager (See Note 3)                     88,114
  Dividends on investments sold
     short                                 38,822
  Broker fees and charges on short
     sales                                 25,798
  Offering (See Note 3)                    25,762
  Professional fees                        17,730
  Custodian                                10,320
  Registration                              9,587
  Transfer agent--Investor Class
     (See Note 3)                               9
  Transfer agent--Class A (See Note
     3)                                       498
  Transfer agent--Class C (See Note
     3)                                       210
  Transfer agent--Class I (See Note
     3)                                     2,755
  Shareholder communication                   890
  Distribution/Service--Investor
     Class (See Note 3)                        20
  Distribution/Service--Class A (See
     Note 3)                                  431
  Distribution/Service--Class C (See
     Note 3)                                  185
  Distribution--Class C (See Note 3)          555
  Directors                                   295
  Miscellaneous                             2,095
                                      -----------
     Total expenses before
       reimbursement                      224,076
  Expense reimbursement from Manager
     (See Note 3)                         (48,088)
                                      -----------
     Net expenses                         175,988
                                      -----------
Net investment loss                       (64,050)
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss) on:
  Security transactions                (1,606,043)
  Investments sold short                  619,998
                                      -----------
Net realized loss on investments and

  investments sold short                 (986,045)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                  (560,309)
  Investments sold short                   72,867
                                      -----------
Net change in unrealized
  appreciation on investments and
  investments sold short                 (487,442)
                                      -----------
Net realized and unrealized loss on
  investments and investments sold
  short                                (1,473,487)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(1,537,537)
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $136.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                       2008          2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss            $   (64,050)  $   (21,669)
 Net realized loss on
  investments and investments
  sold short                       (986,045)     (973,958)
 Net change in unrealized
  appreciation on investments
  and investments sold short       (487,442)    1,754,163
                                -------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (1,537,537)      758,536
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          2,122,308    18,122,212
 Cost of shares redeemed         (3,219,301)      (12,851)
                                -------------------------
    Increase (decrease) in net
     assets derived from
     capital share
     transactions                (1,096,993)   18,109,361
                                -------------------------
    Net increase (decrease) in
     net assets                  (2,634,530)   18,867,897

NET ASSETS:
Beginning of period              18,867,897            --
                                -------------------------
End of period                   $16,233,367   $18,867,897
                                =========================
Accumulated net investment
 loss at end of period          $   (78,208)  $   (14,158)
                                =========================






36    MainStay 130/30 Growth Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INVESTOR CLASS            CLASS A
                                                         --------------   ------------------------
                                                          FEBRUARY 28,                   JUNE 29,
                                                              2008*       SIX MONTHS      2007*
                                                             THROUGH         ENDED       THROUGH
                                                            APRIL 30,      APRIL 30,   OCTOBER 31,

                                                         -----------------------------------------
                                                             2008**         2008**         2007
Net asset value at beginning of period                       $ 9.68         $10.63        $10.00
                                                             ------         ------        ------
Net investment loss (a)                                       (0.03)         (0.05)        (0.03)
Net realized and unrealized gain (loss) on investments         0.16          (0.78)         0.66
                                                             ------         ------        ------
Total from investment operations                               0.13          (0.83)         0.63
                                                             ------         ------        ------
Net asset value at end of period                             $ 9.81         $ 9.80        $10.63
                                                             ======         ======        ======
Total investment return (b)(c)                                 1.45%         (7.89%)        6.40%
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                         (1.56%)+       (0.96%)+      (0.91%)+
  Net expenses (excluding short sale expenses)                 1.57% +        1.50% +       1.50% +
  Expenses (including short sale expenses, before
     reimbursement)                                            3.07% +        3.02% +       3.68% +
  Short sale expenses                                          0.73% +        0.73% +       0.47% +
Portfolio turnover rate                                         152%           152%          137%
Net assets at end of period (in 000's)                       $   74         $  244        $  477




                                                           CLASS C                    CLASS I
                                                  ------------------------   ------------------------
                                                                 JUNE 29,                   JUNE 29,
                                                  SIX MONTHS      2007*      SIX MONTHS      2007*
                                                     ENDED       THROUGH        ENDED       THROUGH
                                                   APRIL 30,   OCTOBER 31,    APRIL 30,   OCTOBER 31,

                                                  ---------------------------------------------------
                                                    2008**         2007        2008**        2007
Net asset value at beginning of period              $10.61        $10.00       $ 10.65      $ 10.00
                                                    ------        ------       -------      -------
Net investment loss (a)                              (0.09)        (0.05)        (0.03)       (0.02)
Net realized and unrealized gain (loss) on
  investments                                        (0.78)         0.66         (0.80)        0.67
                                                    ------        ------       -------      -------
Total from investment operations                     (0.87)         0.61         (0.83)        0.65
                                                    ------        ------       -------      -------
Net asset value at end of period                    $ 9.74        $10.61       $  9.82      $ 10.65
                                                    ======        ======       =======      =======
Total investment return (b)(c)                       (8.20%)        6.10%        (7.79%)       6.50%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment loss                                (1.78%)+      (1.54%)+      (0.71%)+     (0.56%)+
  Net expenses (excluding short sale expenses)        2.27% +       2.25% +       1.25% +      1.25% +
  Expenses (including short sale expenses,
     before reimbursement)                            3.78% +       4.43% +       2.52% +      3.38% +
  Short sale expenses                                 0.73% +       0.47% +       0.73% +      0.47% +
Portfolio turnover rate                                152%          137%          152%         137%
Net assets at end of period (in 000's)              $  205        $   71       $15,711      $18,320




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              37

MAINSTAY 130/30 HIGH YIELD FUND
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUC-TUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (800-624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                      SINCE
TOTAL RETURNS                     INCEPTION
-------------------------------------------
With sales charges                  -3.61%
Excluding sales charges              0.93




CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                      SINCE
TOTAL RETURNS                     INCEPTION
-------------------------------------------
With sales charges                  -3.80%
Excluding sales charges              0.73




CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                      SINCE
TOTAL RETURNS                     INCEPTION
-------------------------------------------
With sales charges                  -0.28%
Excluding sales charges              0.71




CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                         SINCE
TOTAL RETURNS                        INCEPTION
----------------------------------------------
                                        1.00%





 BENCHMARK PERFORMANCE                                                   SINCE
                                                                       INCEPTION
--------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Master II Constrained Index(2)              1.02%
Average Lipper high current yield fund(3)                                 0.81




* Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital-gain distributions. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares from inception (December 14, 2007) through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. The Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged, market weighted index that consists of publicly traded bonds with maturities of one year or more and are rated below BBB- by Standard & Poor's and below Baa3 by Moody's but are not in default. Results assume reinvestment of all income and capital gains. The Merrill Lynch U.S. High Yield Master II Constrained Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.



38    MainStay 130/30 High Yield Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 HIGH YIELD FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the period from inception to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from inception to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                ENDING ACCOUNT
                                              ENDING ACCOUNT                     VALUE (BASED
                                               VALUE (BASED                     ON HYPOTHETICAL
                                BEGINNING        ON ACTUAL        EXPENSES       5% ANNUALIZED       EXPENSES
                                 ACCOUNT        RETURNS AND         PAID          RETURN AND           PAID
                                  VALUE          EXPENSES)         DURING      ACTUAL EXPENSES)       DURING
SHARE CLASS(3)                 12/14/07(1)        4/30/08       PERIOD(2,3)         4/30/08        PERIOD(2,3)
INVESTOR CLASS SHARES           $1,000.00        $1,023.40         $ 4.27          $1,004.25          $ 4.23
--------------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00        $1,007.30         $ 9.36          $1,009.25          $ 9.37
--------------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00        $1,007.10         $11.93          $1,006.69          $11.93
--------------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00        $1,010.00         $ 8.44          $1,010.18          $ 8.44
--------------------------------------------------------------------------------------------------------------


1. Commencent of operations.
2. Expenses are equal to the Fund's annualized expense ratio of each class (2.49% for Investor Class, 2.51% for Class A, 3.20% for Class C and 2.26% for Class I) multiplied by the average account value of the period divided by 366 and multiplied by 136 (to reflect the since-inception period for Class A, Class C and Class I) and 62 (to reflect the since-inception period for Investor Class).
3. Shares were first offered on December 14, 2007 for Class A, Class C and Class I shares, and on February 28, 2008 for Investor Class. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $12.46, $12.56, $15.98 and $11.31 and the ending account values would have been $1,012.48, $1,012.38, $1,008.95 and $1,013.63 for Investor Class, Class A, Class C and Class I, respectively.


                                                   mainstayinvestments.com    39

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


See Portfolio of Investments on page 43 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1. Owens-Brockway Glass Container, Inc., 6.75%, due 12/1/14
    2. Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 4/1/17
    3.  Williams Partners L.P./William Partners
        Finance Corp., 7.50%, due 6/15/11
    4.  Forest Oil Corp., 8.00%, due 6/15/08-12/15/11
    5.  Crown Americas LLC, 7.625%, due 11/15/13
    6.  Ventas Realty L.P./Ventas Capital Corp.,
        6.75%,
        due 6/1/10
    7. Compagnie Generale de Geophysique, 7.50%, due 5/15/15
    8.  Iron Mountain, Inc., 7.75%, due 1/15/15
    9.  Terex Corp., 7.375%, due 1/15/14
   10.  Constellation Brands, Inc., 8.125%, due
        1/15/12




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2008



    1.  United States Treasury Note, 3.50%, due
        2/15/18
    2.  Ford Motor Co., 4.25%, due 12/15/36
    3.  Nordstrom, Inc., 6.25%, due 1/15/18
    4. CCH II LLC/CCH II Capital Corp., 10.25%, due 10/1/13
    5.  NewPage Corp., 10.00%, due 5/1/12








40    MainStay 130/30 High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS LOUIS N. COHEN, CFA, DAN ROBERTS, PH.D., MICHAEL KIMBLE, CFA, AND TAYLOR WAGENSEIL OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY 130/30 HIGH YIELD FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE PERIOD FROM ITS INCEPTION ON DECEMBER 14, 2007, THROUGH APRIL 30, 2008?

Excluding all sales charges, MainStay 130/30 High Yield Fund returned 0.93% for Investor Class shares,(1) 0.73% for Class A shares and 0.71% for Class C shares from the Fund's inception on December 14, 2007, through April 30, 2008. Over the same period, the Fund's Class I shares returned 1.00%. Class I and Investor Class shares outperformed--and Class A and Class C shares underperformed--the 0.81% return of the average Lipper(2) high current yield fund and all share classes underperformed the 1.02% return of the Merrill Lynch U.S. High Yield Master II Constrained Index(3) from December 14, 2007, through April 30, 2008. The Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities-market index. See page 38 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's performance relative to its peers and the Merrill Lynch U.S. High Yield Master II Constrained Index resulted from conservative positioning and short exposure to many of the credits most vulnerable to economic weakness, such as those in autos, leisure and consumer finance. During the exceptionally volatile first quarter of 2008, the Fund declined substantially less than the benchmark. In the April rally, however, the Fund's advance was less impressive than that of the benchmark.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH INDUSTRIES DETRACTED?

The Fund's energy holdings contributed positively to the Fund's absolute and relative performance during the reporting period. This proved to be particularly helpful given the Fund's substantially overweight position in energy relative to the Merrill Lynch U.S. High Yield Master II Constrained Index. The Fund's underweight position among auto-related issues was also beneficial, as was an underweight position in CCC-rated securities.(4)

The worst-performing portions of the Fund were companies we considered to be the most vulnerable to economic weakness. These included finance companies, airlines, auto-related issuers and other consumer cyclical companies. Although the Fund had exposure to each of these areas, the Fund's underweight positions benefited relative performance.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

Since the Fund is new, all of its securities were purchased during the reporting period. Because the Fund is well diversified, individual holdings will have only a modest impact on performance. Given the generally weak market conditions during the reporting period, the Fund did not have any significant contributors to performance. The most noteworthy purchases were those that opportunistically took

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 38 for more information on Lipper Inc.
3. See footnote on page 38 for more information on the Merrill Lynch U.S. High Yield Master II Constrained Index.
4. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                                                   mainstayinvestments.com    41
advantage of the disruptions in the financial market. These included the senior tranche(5) of a residential mortgage-backed security, the senior tranche of a collateralized bond obligation(6) and small euro denominated high-yield bond positions.

Because the Fund is new, there were no significant sales of long positions. On the short side, the Fund was hurt by being short Ford Motor convertible bonds when Kirk Kerkorian made a bid for part of the company. A short position in Royal Caribbean Cruises, on the other hand, was beneficial to the Fund's performance.

DID ANY OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's sector weightings did not meaningfully change since the Fund became fully invested in January. We did institute a short Treasury position in March because we felt that inflation concerns would put a floor on how low interest rates might fall. The Fund used the proceeds to purchase additional defensive high-yield positions. The strategy proved helpful in April.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was underweight relative to the Merrill Lynch U.S. High Yield Master II Constrained Index in CCC-rated securities and the perceived riskiest sectors of the market in general. The Fund's biggest industry underweight was in auto-related issuers, where the Fund had significant short positions.



5. A tranche (from the French word for "slice") is a portion, piece, or class of a structured financing, REMIC, or other multiclass security. Different tranches may carry different risk, maturity, payment or reward characteristics.
6. A collateralized bond obligation is a investment-grade bond backed by a pool of below-investment-grade bonds.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


42    MainStay 130/30 High Yield Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                                            PRINCIPAL
                                                               AMOUNT           VALUE
LONG-TERM BONDS (104.1%)+
ASSET-BACKED SECURITY (0.5%)
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Rutland Rated Investments
  Series DRYD-1A, Class A1AL
  2.892%, due 6/20/13 (a)(b)(c)(d)                        $   750,000   $     545,977
                                                                        -------------
Total Asset-Backed Security
  (Cost $495,000)                                                             545,977
                                                                        -------------



CORPORATE BONDS (89.1%)
-------------------------------------------------------------------------------------

ADVERTISING (0.8%)
Lamar Media Corp.
  7.25%, due 1/1/13                                           500,000         495,000
R.H. Donnelley, Inc.
  8.875%, due 10/15/17 (a)                                    650,000         419,250
                                                                        -------------
                                                                              914,250
                                                                        -------------

AEROSPACE & DEFENSE (5.8%)
Alliant Techsystems, Inc.
  6.75%, due 4/1/16                                         2,200,000       2,178,000
DRS Technologies, Inc.
  6.875%, due 11/1/13                                       2,200,000       2,183,500
L-3 Communications Corp. Class B
  6.375%, due 10/15/15                                      2,200,000       2,175,250
                                                                        -------------
                                                                            6,536,750
                                                                        -------------

AIRLINES (0.2%)
American Airlines, Inc.
  7.377%, due 5/23/19                                         247,451         189,300
                                                                        -------------


APPAREL (1.1%)
Phillips Van-Heusen
  7.25%, due 2/15/11                                          500,000         506,250
  8.125%, due 5/1/13                                          750,000         776,250
                                                                        -------------
                                                                            1,282,500
                                                                        -------------

AUTO MANUFACTURERS (1.4%)
Ford Motor Credit Co.
  7.45%, due 7/16/31                                        1,050,000         784,875
General Motors Corp.
  8.375%, due 7/15/33                                       1,100,000         837,375
                                                                        -------------
                                                                            1,622,250
                                                                        -------------

BEVERAGES (2.0%)
V  Constellation Brands, Inc.
  8.125%, due 1/15/12                                       2,200,000       2,241,250
                                                                        -------------


BUILDING MATERIALS (0.7%)
U.S. Concrete, Inc.
  8.375%, due 4/1/14                                          980,000         793,800
                                                                        -------------

CHEMICALS (2.7%)
Chemtura Corp.
  6.875%, due 6/1/16                                        1,050,000         934,500
Innophos, Inc.
  8.875%, due 8/15/14                                         500,000         497,500
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/14 (a)                                     500,000         537,500
Nalco Co.
  7.75%, due 11/15/11                                       1,050,000       1,078,875
                                                                        -------------
                                                                            3,048,375
                                                                        -------------

COAL (3.9%)
Arch Western Finance LLC
  6.75%, due 7/1/13                                         2,200,000       2,238,500
Foundation PA Coal Co.
  7.25%, due 8/1/14                                         1,000,000       1,027,500
Massey Energy Co.
  6.875%, due 12/15/13                                      1,100,000       1,100,000
                                                                        -------------
                                                                            4,366,000
                                                                        -------------

COMMERCIAL SERVICES (7.5%)
ARAMARK Corp.
  8.50%, due 2/1/15                                         1,010,000       1,052,925
Avis Budget Car Rental LLC
  7.625%, due 5/15/14                                       1,050,000         959,437
Corrections Corp. of America
  6.25%, due 3/15/13                                        2,200,000       2,189,000
V  Iron Mountain, Inc.
  7.75%, due 1/15/15                                        2,200,000       2,244,000
Stewart Enterprises, Inc.
  6.25%, due 2/15/13                                        1,100,000       1,058,750
United Rentals North America, Inc.
  6.50%, due 2/15/12                                        1,050,000         984,375
                                                                        -------------
                                                                            8,488,487
                                                                        -------------

COMPUTERS (1.0%)
SunGard Data Systems, Inc.
  10.25%, due 8/15/15                                       1,050,000       1,115,625
                                                                        -------------


CONTAINERS & PACKAGING (3.0%)
Ball Corp.
  6.875%, due 12/15/12                                      1,050,000       1,068,375
V  Crown Americas LLC
  7.625%, due 11/15/13                                      2,200,000       2,288,000
                                                                        -------------
                                                                            3,356,375
                                                                        -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

                                                            PRINCIPAL
                                                               AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (4.7%)
American Real Estate Partners, L.P./
  American Real Estate Finance Corp.
  7.125%, due 2/15/13                                     $ 1,050,000   $     979,125
Ford Motor Credit Co.
  7.00%, due 10/1/13                                        1,050,000         905,925
Hexion US Finance Corp./Hexion Nova Scotia
  Finance, ULC
  9.75%, due 11/15/14                                         500,000         543,125
KAR Holdings, Inc.
  8.75%, due 5/1/14                                           750,000         720,000
Regency Energy Partners/Regency Energy Finance
  Corp.
  8.375%, due 12/15/13                                      1,000,000       1,042,500
Williams Cos., Inc.
  6.75%, due 4/15/09 (a)                                    1,050,000       1,071,000
                                                                        -------------
                                                                            5,261,675
                                                                        -------------

ELECTRIC (2.0%)
Edison Mission Energy
  7.50%, due 6/15/13                                        1,100,000       1,144,000
NRG Energy, Inc.
  7.25%, due 2/1/14                                         1,100,000       1,130,250
                                                                        -------------
                                                                            2,274,250
                                                                        -------------

ELECTRONICS (0.3%)
Itron, Inc.
  7.75%, due 5/15/12                                          370,000         359,825
                                                                        -------------


ENTERTAINMENT (0.8%)
Pinnacle Entertainment, Inc.
  7.50%, due 6/15/15 (a)                                    1,050,000         868,875
                                                                        -------------


ENVIRONMENTAL CONTROL (2.3%)
Aleris International, Inc.
  9.00%, due 12/15/14                                         550,000         404,250
Allied Waste North America
  5.75%, due 2/15/11                                        2,200,000       2,178,000
                                                                        -------------
                                                                            2,582,250
                                                                        -------------

FOOD (1.9%)
Land O' Lakes, Inc.
  9.00%, due 12/15/10                                       1,100,000       1,144,000
Smithfield Foods, Inc.
  7.00%, due 8/1/11                                         1,050,000       1,039,500
                                                                        -------------
                                                                            2,183,500
                                                                        -------------

HEALTH CARE-PRODUCTS (1.0%)
Bausch & Lomb, Inc.
  9.875%, due 11/1/15 (a)                                   1,050,000       1,118,250
                                                                        -------------


HEALTH CARE-SERVICES (1.7%)
HCA, Inc.
  6.50%, due 2/15/16                                        2,200,000       1,969,000
                                                                        -------------


IRON & STEEL (1.3%)
AK Steel Corp.
  7.75%, due 6/15/12                                        1,050,000       1,072,312
California Steel Industries, Inc.
  6.125%, due 3/15/14                                         500,000         426,250
                                                                        -------------
                                                                            1,498,562
                                                                        -------------

LODGING (2.7%)
Harrahs Operating Co., Inc.
  6.50%, due 6/1/16                                         1,050,000         609,000
  10.75%, due 2/1/16                                        1,050,000         903,000
Mandalay Resort Group
  6.375%, due 12/15/11                                      1,050,000       1,010,625
Wynn Las Vegas LLC
  6.625%, due 12/1/14                                         550,000         536,250
                                                                        -------------
                                                                            3,058,875
                                                                        -------------

MACHINERY--CONSTRUCTION & MINING (2.0%)
V  Terex Corp.
  7.375%, due 1/15/14                                       2,200,000       2,244,000
                                                                        -------------


MACHINERY--DIVERSIFIED (2.0%)
Case New Holland, Inc.
  6.00%, due 6/1/09                                         2,200,000       2,227,500
                                                                        -------------


MEDIA (3.5%)
CSC Holdings, Inc.
  7.625%, due 4/1/11                                        1,100,000       1,108,250
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
  8.375%, due 3/15/13                                       1,100,000       1,130,250
Echostar DBS Corp.
  6.375%, due 10/1/11                                       1,100,000       1,094,500
Idearc, Inc.
  8.00%, due 11/15/16                                       1,050,000         682,500
                                                                        -------------
                                                                            4,015,500
                                                                        -------------

METAL FABRICATE & HARDWARE (0.8%)
Mueller Water Products, Inc.
  7.375%, due 6/1/17                                        1,050,000         913,500
                                                                        -------------


MINING (3.1%)
Century Aluminum Co.
  7.50%, due 8/15/14                                        1,050,000       1,044,750
V  Freeport-McMoRan Copper & Gold, Inc.
  8.375%, due 4/1/17                                        2,200,000       2,431,000
                                                                        -------------
                                                                            3,475,750
                                                                        -------------




44    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                            PRINCIPAL
                                                               AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (3.2%)
American Railcar Industries, Inc.
  7.50%, due 3/1/14                                       $   500,000   $     450,000
Hexcel Corp.
  6.75%, due 2/1/15                                           745,000         740,344
Koppers, Inc.
  9.875%, due 10/15/13                                         45,000          47,700
RBS Global, Inc./Rexnord LLC
  9.50%, due 8/1/14                                         1,050,000       1,050,000
SPX Corp.
  7.625%, due 12/15/14 (a)                                  1,250,000       1,306,250
                                                                        -------------
                                                                            3,594,294
                                                                        -------------

OFFICE FURNISHINGS (0.4%)
Interface, Inc.
  10.375%, due 2/1/10                                         450,000         471,375
                                                                        -------------


OIL & GAS (7.9%)
Chesapeake Energy Corp.
  6.875%, due 1/15/16                                       2,200,000       2,222,000
V  Forest Oil Corp.
  8.00%, due 6/15/08                                        1,000,000       1,001,250
  8.00%, due 12/15/11                                       1,250,000       1,320,312
Frontier Oil Corp.
  6.625%, due 10/1/11                                       2,200,000       2,189,000
Southwestern Energy Co.
  7.50%, due 2/1/18 (a)                                        95,000         100,700
Tesoro Corp.
  6.25%, due 11/1/12                                        2,200,000       2,101,000
                                                                        -------------
                                                                            8,934,262
                                                                        -------------

OIL & GAS SERVICES (0.9%)
Hornbeck Offshore Services
  Class B
  6.125%, due 12/1/14                                       1,000,000         972,500
                                                                        -------------


PACKAGING & CONTAINERS (2.7%)
V  Owens-Brockway Glass Container, Inc.
  6.75%, due 12/1/14                                        2,200,000       2,233,000
  6.75%, due 12/1/14                                      E   500,000         769,014
                                                                        -------------
                                                                            3,002,014
                                                                        -------------

PIPELINES (4.7%)
Dynegy Holdings, Inc.
  8.75%, due 2/15/12                                      $ 1,100,000       1,166,000
El Paso Corp.
  6.875%, due 6/15/14                                       1,100,000       1,140,586
MarkWest Energy Partners, L.P./MarkWest Energy
  Finance Corp.
  8.50%, due 7/15/16                                          650,000         672,750
V  Williams Partners L.P./William Partners Finance
  Corp.
  7.50%, due 6/15/11                                        2,200,000       2,326,500
                                                                        -------------
                                                                            5,305,836
                                                                        -------------

REAL ESTATE (2.0%)
V  Ventas Realty L.P./Ventas Capital Corp.
  6.75%, due 6/1/10                                         2,276,000       2,287,380
                                                                        -------------


RETAIL (0.9%)
Inergy L.P./Inergy Finance Corp.
  6.875%, due 12/15/14                                      1,050,000       1,022,438
                                                                        -------------


TELECOMMUNICATIONS (3.9%)
American Tower Corp.
  7.00%, due 10/15/17 (a)                                   1,100,000       1,111,000
Lucent Technologies, Inc.
  5.50%, due 11/15/08                                         500,000         500,000
  6.45%, due 3/15/29                                          985,000         738,750
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14                                        1,100,000       1,080,750
Qwest Corp.
  6.50%, due 6/1/17                                         1,050,000         984,375
                                                                        -------------
                                                                            4,414,875
                                                                        -------------

TEXTILES (0.9%)
INVISTA
  9.25%, due 5/1/12 (a)                                     1,035,000       1,072,519
                                                                        -------------


TRANSPORTATION (1.4%)
Offshore Logostics, Inc.
  6.125%, due 6/15/13                                       1,100,000       1,078,000
PHI, Inc.
  7.125%, due 4/15/13                                         500,000         467,500
                                                                        -------------
                                                                            1,545,500
                                                                        -------------
Total Corporate Bonds
  (Cost $100,850,657)                                                     100,629,267
                                                                        -------------



FOREIGN BONDS (12.1%)
-------------------------------------------------------------------------------------


BIOTECHNOLOGY (1.9%)
FMC Finance III S.A.
  6.875%, due 7/15/17                                       2,100,000       2,115,750
                                                                        -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

                                                            PRINCIPAL
                                                               AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
CHEMICALS (0.7%)
Evonik Degussa GmbH
  5.125%, due 12/10/13                                    E   498,000   $     735,378
                                                                        -------------


DIVERSIFIED FINANCIAL SERVICES (0.9%)
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (a)                                   $ 1,100,000       1,034,000
                                                                        -------------


ELECTRIC (0.7%)
Intergen N.V.
  8.50%, due 6/30/17                                      E   500,000         792,436
                                                                        -------------


HEALTH CARE-PRODUCTS (0.7%)
Fresenius Finance B.V.
  5.00%, due 1/31/13                                          500,000         757,303
                                                                        -------------


LEISURE TIME (0.6%)
TUI A.G
  5.125%, due 12/10/12                                        500,000         722,171
                                                                        -------------


MINING (0.8%)
Novelis, Inc.
  7.25%, due 2/15/15                                      $ 1,050,000         960,750
                                                                        -------------


MISCELLANEOUS--MANUFACTURING (1.0%)
Bombardier, Inc.
  8.00%, due 11/15/14 (a)                                   1,050,000       1,118,250
                                                                        -------------


OIL & GAS (1.0%)
Compton Petroleum Finance Corp.
  7.625%, due 12/1/13                                       1,100,000       1,086,250
                                                                        -------------


OIL & GAS SERVICES (2.0%)
V  Compagnie Generale de Geophysique
  7.50%, due 5/15/15                                        2,200,000       2,271,500
                                                                        -------------


TELECOMMUNICATIONS (1.8%)
Rogers Wireless, Inc.
  8.00%, due 12/15/12                                       1,240,000       1,286,500
TDC A/S
  6.50%, due 4/19/12                                      E   500,000         762,768
                                                                        -------------
                                                                            2,049,268
                                                                        -------------
Total Foreign Bonds
  (Cost $13,554,745)                                                       13,643,056
                                                                        -------------



LOAN PARTICIPATIONS (1.6%)
-------------------------------------------------------------------------------------

BROADCASTING & ENTERTAINMENT (1.2%)
Charter Communications Operating LLC
  Existing Term Loan
  4.90%, due 3/6/14                                       $ 1,496,250   $   1,320,285
                                                                        -------------


DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (0.4%)
Georgia-Pacific Corp.
  New Term Loan B
  4.727%, due 12/20/12                                        497,455         476,521
                                                                        -------------
Total Loan Participations
  (Cost $1,876,564)                                                         1,796,806
                                                                        -------------



MORTGAGE-BACKED SECURITY (0.8%)
-------------------------------------------------------------------------------------


COMMERCIAL MORTGAGE LOAN
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.8%)
Structured Asset Securities Corp.
  Series 2005-11H, Class A2
  5.00%, due 6/25/35                                        1,000,711         903,233
                                                                        -------------
Total Mortgage-Backed Security
  (Cost $880,626)                                                             903,233
                                                                        -------------
Total Investments, Before Investments Sold Short
  (Cost $117,657,592) (e)                                       104.1%    117,518,339
                                                                        -------------



INVESTMENTS SOLD SHORT (-14.9%)
CONVERTIBLE BOND (-2.0%)
-------------------------------------------------------------------------------------

AUTO MANUFACTURERS (-2.0%)
Ford Motor Co.
  4.25%, due 12/15/36                                     $(2,000,000)  $  (2,232,500)
                                                                        -------------
Total Convertible Bond
  (Proceeds $1,916,705)                                                    (2,232,500)
                                                                        -------------



CORPORATE BONDS (-8.6%)
-------------------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES (-0.7%)
General Motors Acceptance Corp. LLC
  6.625%, due 5/15/12                                      (1,000,000)       (791,115)
                                                                        -------------


ENTERTAINMENT (-0.8%)
Mohegan Tribal Gaming Authority
  7.125%, due 8/15/14                                      (1,000,000)       (857,500)
                                                                        -------------


FOOD PRODUCTS (-0.8%)
Dean Foods Co.
  7.00%, due 6/1/16                                        (1,000,000)       (935,000)
                                                                        -------------





46    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                            PRINCIPAL
                                                               AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FOREST PRODUCTS & PAPER (-0.9%)
NewPage Corp.
  10.00%, due 5/1/12 (a)                                  $(1,000,000)  $  (1,067,500)
                                                                        -------------


MEDIA (-1.6%)
CCH II LLC/CCH II Capital Corp.
  10.25%, due 10/1/13                                      (2,000,000)     (1,820,000)
                                                                        -------------


PACKAGING & CONTAINERS (-0.7%)
Smurfit-Stone Container Enterprises, Inc.
  8.00%, due 3/15/17                                       (1,000,000)       (845,000)
                                                                        -------------


RETAIL (-1.8%)
Nordstrom, Inc.
  6.25%, due 1/15/18                                       (2,000,000)     (1,990,990)
                                                                        -------------


TEXTILES, APPAREL & LUXURY GOODS (-0.5%)
Levi Strauss & Co.
  9.75%, due 1/15/15                                         (500,000)       (522,500)
                                                                        -------------


TRANSPORTATION (-0.8%)
Royal Caribbean Cruises, Ltd.
  7.50%, due 10/15/27                                      (1,000,000)       (863,750)
                                                                        -------------
Total Corporate Bonds
  (Proceeds $9,697,859)                                                    (9,693,355)
                                                                        -------------

FOREIGN BOND (-0.9%)
-------------------------------------------------------------------------------------


HOME BUILDERS (-0.9%)
Desarrolladora Homex S.A. de C.V.
  7.50%, due 9/28/15                                       (1,000,000)     (1,007,500)
                                                                        -------------
Total Foreign Bond
  (Proceeds $990,083)                                                      (1,007,500)
                                                                        -------------



U.S. GOVERNMENT (-3.4%)
-------------------------------------------------------------------------------------

United States Treasury Note
  3.50%, due 2/15/18                                       (4,000,000)     (3,915,000)
                                                                        -------------
Total U.S. Government
  (Proceeds $4,011,829)                                                    (3,915,000)
                                                                        -------------
Total Investments Sold Short
  (Proceeds $16,616,476)                                                  (16,848,355)
                                                                        -------------
Total Investments, Net of Investments Sold Short
  (Cost $101,041,116)                                            89.2%    100,669,984
Cash and Other Assets,
  Less Liabilities                                               10.8      12,179,096
                                                                -----    ------------
Net Assets                                                      100.0%  $ 112,849,080
                                                                =====    ============






+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions, which may
     include, but are not limited to, swaps,
     forwards, TBA's, options, futures and
     short sales. These securities are marked-to-market daily and reviewed against the value of the Fund's potential senior securities holdings to ensure proper coverage for these transactions.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Illiquid security. The total market value of the security at April 30, 2008 is $545,977, which represents 0.5% of the Fund's net assets.
(c) Floating rate. Rate shown is the rate in effect at April 30, 2008.
(d)  Fair valued security. The total market
     value of the security at April 30, 2008
     is $545,977, which represents 0.5% of the Fund's net assets.
(e)  At April 30, 2008, cost is $117,657,592
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation        $ 819,782
Gross unrealized depreciation         (959,035)
                                     ---------
Net unrealized depreciation          $(139,253)
                                     =========



The following abbreviation is used in the above portfolio:

E    --Euro




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              47

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $117,657,592)     $117,518,339
Cash                                   14,635,641
Cash denominated in foreign
  currencies
  (cost $896,987)                         878,237
Receivables:
  Interest                              2,641,118
  Fund shares sold                         43,671
Unamortized offering costs                 14,940
Other assets                               17,580
                                     ------------
     Total assets                     135,749,526
                                     ------------
LIABILITIES:
Investments sold short (proceeds
  $16,616,476)                         16,848,355
Payables:
  Investment securities purchased       5,645,240
  Manager (See Note 3)                     46,916
  Broker fees on charges on short
     sales                                 23,107
  Shareholder communication                12,772
  Offering costs                           10,568
  Custodian                                 9,906
  Professional fees                         9,545
  Directors                                 1,862
  Transfer agent (See Note 3)               1,028
  Fund shares redeemed                      1,751
  NYLIFE Distributors (See Note 3)             40
  Interest on investments sold
     short                                289,356
                                     ------------
     Total liabilities                 22,900,446
                                     ------------
Net assets                           $112,849,080
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01
  per share) 800 million shares
  authorized                         $    113,714
Additional paid-in capital            112,895,723
                                     ------------
                                      113,009,437
Accumulated undistributed net
  investment income                       288,860
Accumulated net realized loss on
  investments, investments sold
  short and foreign currency
  transactions                            (67,995)
Net unrealized depreciation on
  investments                            (139,253)
Net unrealized appreciation on
  investments sold short                 (231,879)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies       (10,090)
                                     ------------
Net assets                           $112,849,080
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $     42,301
                                     ============
Shares of capital stock outstanding         4,263
                                     ============
Net asset value per share
  outstanding                        $       9.92
Maximum sales charge (4.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $      10.39
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $     50,499
                                     ============
Shares of capital stock outstanding         5,090
                                     ============
Net asset value per share
  outstanding                        $       9.92
Maximum sales charge (4.50% of
  offering price)                            0.47
                                     ------------
Maximum offering price per share
  outstanding                        $      10.39
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $     24,796
                                     ============
Shares of capital stock outstanding         2,500
                                     ============
Net asset value and offering price
  per share outstanding              $       9.92
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $112,731,484
                                     ============
Shares of capital stock outstanding    11,359,518
                                     ============
Net asset value and offering price
  per share outstanding              $       9.92
                                     ============






48    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE PERIOD DECEMBER 14, 2007
(COMMENCEMENT OF OPERATIONS) THROUGH APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $1,626,667
                                      ----------
EXPENSES:
  Interest on investments sold short     221,017
  Manager (See Note 3)                   160,825
  Broker fees and charges on short
     sales                                24,525
  Professional fees                       24,178
  Shareholder communication               12,794
  Custodian                               10,578
  Offering (See Note 3)                    8,835
  Directors                                2,566
  Transfer agent--Class A (See Note
     3)                                      106
  Transfer agent--Class C (See Note
     3)                                       51
  Transfer agent--Class I (See Note
     3)                                    2,233
  Registration                             2,123
  Distribution/Service--Investor
     Class (See Note 3)                       14
  Distribution/Service--Class A (See
     Note 3)                                  44
  Service--Class C (See Note 3)               23
  Distribution--Class C (See Note 3)          68
  Miscellaneous                            2,256
                                      ----------
     Total expenses before waiver        472,236
  Expense waiver from Manager (See
     Note 3)                             (17,313)
                                      ----------
     Net expenses                        454,923
                                      ----------
Net investment income                  1,171,744
                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                 (166,035)
  Investments sold short                 127,690
  Foreign currency transactions          (29,650)
                                      ----------
Net realized loss on investments,
  investments sold short and foreign
  currency transactions                  (67,995)
                                      ----------
Net unrealized appreciation
  (depreciation) on:
  Security transactions                 (139,253)
  Investments sold short                (231,879)
  Translation of other assets and
     liabilities in foreign
     currencies                          (10,090)
                                      ----------
Net unrealized appreciation on
  investments, investments sold
  short and foreign currency
  transactions                          (381,222)
                                      ----------
Net realized and unrealized loss on
  investments                           (449,217)
                                      ----------
Net increase in net assets resulting
  from
  operations                          $  722,527
                                      ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 14, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH APRIL 30, 2008 UNAUDITED


INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  1,171,744
 Net realized loss on investments,
  investments sold short and foreign
  currency transactions                    (67,995)
 Net unrealized appreciation on
  investments, investments
  sold short and foreign currency
  transactions                            (381,222)
                                      ------------
 Net increase in net assets
  resulting from operations                722,527
                                      ------------

Dividends to shareholders:
 From net investment income:
    Investor Class                            (374)
    Class A                                 (1,044)
    Class C                                   (371)
    Class I                               (881,095)
                                      ------------
 Total dividends to shareholders          (882,884)
                                      ------------

Capital share transactions:
 Net proceeds from sale of shares      113,017,376
 Net asset value of shares issued
  to shareholders in reinvestment of
  dividends                                    994
 Cost of shares redeemed                    (8,933)
                                      ------------
    Increase in net assets derived
     from capital
     share transactions                113,009,437
                                      ------------
    Net increase in net assets         112,849,080

NET ASSETS:
Beginning of period                             --
                                      ------------
End of period                         $112,849,080
                                      ============
Accumulated undistributed net
 investment income at end of period   $    288,860
                                      ============






50    MainStay 130/30 High Yield Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      INVESTOR CLASS       CLASS A         CLASS C         CLASS I
                                      --------------    ------------    ------------    ------------
                                       FEBRUARY 28,     DECEMBER 14,    DECEMBER 14,    DECEMBER 14,
                                           2008*            2007*           2007*           2007*
                                          THROUGH          THROUGH         THROUGH         THROUGH
                                         APRIL 30,        APRIL 30,       APRIL 30,       APRIL 30,

                                      --------------------------------------------------------------
                                          2008 **          2008**          2008**          2008**
Net asset value at beginning of
  period                                  $ 9.84           $10.00          $10.00            10.00
                                          ------           ------          ------         --------
Net investment income (a)                   0.09             0.21            0.18             0.21
Net realized and unrealized gain
  (loss) on investments                     0.14            (0.12)          (0.11)           (0.11)
                                          ------           ------          ------         --------
Total from investment operations            0.23             0.09            0.07             0.10
                                          ------           ------          ------         --------
Less dividends:
  From net investment income               (0.15)           (0.17)          (0.15)           (0.18)
                                          ------           ------          ------         --------
Net asset value at end of period          $ 9.92           $ 9.92          $ 9.92         $   9.92
                                          ======           ======          ======         ========
Total investment return (b)(c)              2.34%            0.73%           0.71%            1.00%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                     5.34%+           5.74%+          4.97%+           5.83%+
  Net expenses (excluding short sale
     expenses)                              1.28%+           1.29%+          1.98%+           1.04%+
  Expenses (including short sale
     expenses, before reimbursement)        2.46%+           3.22%+          3.92%+           2.35%+
  Short sale expenses                       1.21%+           1.22%+          1.22%+           1.22%+
Portfolio turnover rate                        5%               5%              5%               5%
Net assets at end of period (in
  000's)                                  $   42           $   50          $   25         $112,731




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              51

MAINSTAY 130/30 INTERNATIONAL FUND
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -18.17%     -15.55%
Excluding sales charges    -13.41      -10.64





                               (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -18.26%     -15.65%
Excluding sales charges    -13.51      -10.74





                               (PERFORMANCE GRAPH)



CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -14.67%     -12.02%
Excluding sales charges    -13.81      -11.13





                               (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividends and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class C shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



52    MainStay 130/30 International Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                  SIX       SINCE
TOTAL RETURNS                 MONTHS    INCEPTION
-------------------------------------------------
                              -13.38%     -10.61%





                                                            (PERFORMANCE GRAPH)



 BENCHMARK PERFORMANCE                        SIX       SINCE
                                            MONTHS    INCEPTION
---------------------------------------------------------------------
MSCI EAFE(R) Index(2)                        -9.21%     -5.64%
Average Lipper long/short equity fund(3)     -9.06      -6.86



   three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares from inception (September 28, 2007) through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    53

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY 130/30 INTERNATIONAL FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,018.30        $ 3.95         $1,004.56         $ 3.92
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  864.90        $10.53         $1,013.58         $11.36
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  861.90        $14.03         $1,009.80         $15.14
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  866.20        $ 9.37         $1,014.82         $10.12
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (2.31% for Investor Class, 2.27% for Class A, 3.03% for Class C and 2.02% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, C and I (to reflect the one-half year period) and 62 days for the Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $11.56 and the ending account value would have been $1,013.38.
3. Investor Class shares commenced operations on February 28, 2008.



54    MainStay 130/30 International Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


* Less than one-tenth of a percent.

See Portfolio of Investments on page 58 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Nestle S.A. Registered
    2.  Toyota Motor Corp.
    3.  Banco Santander S.A.
    4.  BHP Billiton, Ltd.
    5.  E.ON A.G.
    6.  Telefonica S.A.
    7.  ENI S.p.A.
    8.  Allianz SE
    9.  BNP Paribas S.A.
   10.  Nokia OYJ




TOP FIVE SHORT POSITIONS AS OF APRIL 30, 2008



    1.  Daiei, Inc.
    2.  China Resources Land, Ltd.
    3.  Tiscali S.p.A.
    4.  Meda AB Class A
    5.  Fielmann A.G.







                                                   mainstayinvestments.com    55

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS LUKE A. SMITH, CFA, AND ANDREW VER PLANCK, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY 130/30 INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay 130/30 International Fund returned -13.41% for Investor Class shares,(1)-13.51% for Class A shares and -13.81% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -13.38%. All share classes underperformed the -9.06% return of the average Lipper(2) long/short equity fund and the -9.21% return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the MSCI EAFE(R) Index)(3) for the six months ended April 30, 2008. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See page 52 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underperformance resulted primarily from poor stock selection in Japan and in the financials sector.

DURING THE REPORTING PERIOD, WHICH SECTORS AND COUNTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS AND COUNTRIES DETRACTED?

On a relative basis, the Fund's strongest-contributing sectors during the reporting period were information technology, materials and health care. The Fund's strongest-contributing countries were Denmark, France and Australia. Over the same period, the Fund's weakest-contributing sectors were financials, industrials and consumer discretionary. The Fund's weakest-performing countries were Japan, Germany and Singapore.

WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

The strongest individual contributors to the Fund's absolute performance were short positions in GN Store Nord A/S, Paladin Energy Limited and Alk-Abello A/S. The weakest individual contributors during the reporting period were Urban Corp, Challenger Financial Services Group Ltd. and ASX Ltd.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund looks for securities with attractive valuations and strong momentum characteristics. During the reporting period, Vendanta Resources Plc and BG Group Plc were among the securities the Fund purchased using these criteria. Among the securities sold because valuations and relative performance weakened were Aegon NV and Sumitomo Mitsui Financial. Among the holdings we sold short based on unattractive valuations and relative performance were Lottomatica SPA and Paladin Energy Ltd.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weightings relative to the MSCI EAFE(R) Index increased in the energy and telecommunication services sectors. Over the same period, the Fund's weightings declined in information technology and financials.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than for developed markets. The Funds may invest in derivatives, which may increase the volatility of the Funds' net asset value and may result in a loss to the Funds.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 53 for more information on Lipper Inc.
3. See footnote on page 53 for more information on the MSCI EAFE(R) Index.


56    MainStay 130/30 International Fund

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2008?

As of April 30, 2008, the Fund was overweight relative the to MSCI EAFE(R) Index in energy and telecommunication services, which helped performance. At the same time, the Fund was underweight information technology and financials, which moderately helped performance.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    57

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                     SHARES           VALUE
COMMON STOCKS (102.9%)+
-----------------------------------------------------------

AUSTRALIA (11.2%)
Ansell, Ltd. (health care
  equipment & supplies)               4,713   $      51,152
Australian Infrastructure
  Fund
  (transportation
  infrastructure)                    32,237          84,887
Becton Property Group (real
  estate
  management & development)          25,911          47,769
V  BHP Billiton, Ltd.
  (metals & mining)                  16,513         665,136
BlueScope Steel, Ltd.
  (metals & mining)                  28,430         295,264
Centennial Coal Co., Ltd.
  (oil, gas &
  consumable fuels)                  62,592         266,481
Challenger Financial
  Services Group, Ltd.
  (diversified financial
  services)                          69,119         134,309
Commonwealth Property Office
  Fund (real
  estate investment trusts)          28,501          37,752
CSL, Ltd. (biotechnology)             9,000         336,773
CSR, Ltd. (industrial
  conglomerates)                     24,835          73,797
Felix Resources, Ltd. (oil,
  gas &
  consumable fuels)                   3,979          54,844
Flight Centre, Ltd. (hotels,
  restaurant & leisure)              12,876         263,449
Goodman Fielder, Ltd. (food
  products)                         160,729         270,653
GUD Holdings, Ltd.
  (household durables)               17,269         159,923
Incitec Pivot, Ltd.
  (chemicals)                         1,590         244,008
JB Hi-Fi, Ltd. (specialty
  retail)                            27,013         230,920
MacArthur Coal, Ltd. (metals
  & mining)                          21,425         346,046
Macquarie DDR Trust (real
  estate
  investment trusts)                357,173         194,411
Minara Resources, Ltd.
  (metal & mining)                    3,656          19,957
New Hope Corp., Ltd.
  (electric utilities)                8,636          30,569
Sally Malay Mining, Ltd.
  (metal & mining)                   51,381         257,954
Telstra Corp., Ltd.
  (diversified
  telecommnication services)          6,423          17,865
Wesfarmers, Ltd.
  (food & staples retailing)          8,933         313,519
Wesfarmers, Ltd. Class PPP
  (food &
  staples retailing)                    589          21,043
Westpac Banking Corp.
  (commercial banks)                    407           9,356
Woolworths, Ltd.
  (foods & staples
  retailing)                            982          26,502
                                              -------------
                                                  4,454,339
                                              -------------

AUSTRIA (1.9%)
OMV A.G. (oil, gas &
  consumable fuels)                   1,995         149,946
Raiffeisen International
  Bank Holding A.G.
  (commercial banks)                  1,871         304,009
Voestalpine A.G. (metals &
  mining)                             3,875         297,903
                                              -------------
                                                    751,858
                                              -------------

BELGIUM (1.9%)
Bekaert S.A. (electrical
  equipment)                            139          20,954
Belgacom S.A. (diversified
  telecommunication
  services)                             891          40,965
Compagnie d'Entreprises CFE
  S.A.
  (construction &
  engineering)                          560          61,778
Delhaize Group (food &
  staples retailing)                    281          24,301
Dexia (commercial banks)              3,585          99,037
Euronav N.V. (oil, gas &
  consumable fuels) (a)               4,710         193,986
Fortis N.V. (diversified
  financial services)                 5,525         149,839
KBC Groep N.V. (commercial
  banks) (a)                          1,130         152,403
                                              -------------
                                                    743,263
                                              -------------

BERMUDA (1.5%)
K Wah International Holdings
  (real estate
  management & development)         273,000         120,375
Orient Overseas
  International, Ltd.
  (marine)                           30,000         165,143
Pacific Basin Shipping, Ltd.
  (marine)                          172,000         315,904
                                              -------------
                                                    601,422
                                              -------------

CAYMAN ISLANDS (1.0%)
HKR International, Ltd.
  (real estate
  management & development)         154,400         104,758
Li Ning Co., Ltd. (leisure
  equipment & products)              97,500         288,127
                                              -------------
                                                    392,885
                                              -------------

DENMARK (1.5%)
Carlsberg A/S Class B
  (beverages)                           400          53,303
H Lundbeck A/S
  (pharmaceuticals)                   7,800         193,082
Novo-Nordisk A/S Class B
  (pharmaceuticals)                   4,150         285,422
Vestas Wind Systems A/S
  (electrical equipment) (a)            500          54,676
                                              -------------
                                                    586,483
                                              -------------

FINLAND (2.7%)
Cargotec Corp. (machinery)            3,159         131,148
V  Nokia OYJ (communications
  equipment)                         17,238         518,891
Orion OYJ Class A
  (pharmaceuticals)                     458          10,119
Rautaruukki OYJ (metals &
  mining)                             4,381         208,357
Wartsila OYJ Class B
  (machinery)                         2,872         195,392
                                              -------------
                                                  1,063,907
                                              -------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


58    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
FRANCE (11.1%)
V  BNP Paribas S.A.
  (commercial banks)                  4,843   $     521,758
Casino Guichard-Perrachon
  S.A. (food &
  staples retailing)                  1,441         137,042
Credit Agricole S.A.
  (commercial banks)                  2,000          67,333
Eurofins Scientific (life
  sciences
  tools & services)                     804          81,237
France Telecom S.A.
  (diversified
  telecommunication
  services)                          12,583         395,196
Gaz de France (gas
  utilities)                          4,502         297,018
IMS-Intl Metal Service
  (trading companies &
  distributors)                       6,510         261,867
Lafarge S.A. (construction
  materials)                          1,888         340,895
Peugeot S.A. (automobiles)            2,450         171,554
Rallye (food & staples
  retailing)                            374          28,358
Sanofi-Aventis
  (pharmaceuticals)                   3,068         236,316
Societe Generale (commercial
  banks)                                242          28,227
Suez S.A. (multi-utilities)           4,273         301,116
Technip S.A. (energy
  equipment & services)               2,957         271,715
Total S.A. (oil, gas &
  consumable fuels)                   5,205         437,312
UBISOFT Entertainment
  (software) (a)                      2,724         271,981
Vivendi S.A. (media) (a)              9,745         395,775
Wendel (industrial
  conglomerates)                      1,466         200,909
                                              -------------
                                                  4,445,609
                                              -------------

GERMANY (11.1%)
V  Allianz SE (insurance)             2,599         528,620
Arques Industries A.G.
  (diversified
  financial services)                 1,108          14,828
BASF A.G. (chemicals)                 3,175         452,913
Bayer A.G. (chemicals)                  928          79,112
Bechtle A.G. (IT services)            3,970         129,628
Commerzbank A.G. (commercial
  banks)                              6,057         218,925
DAB Bank A.G. (capital
  markets)                            1,553          14,333
Daimler A.G. Registered
  (automobiles)                       3,872         300,388
Demag Cranes A.G.
  (machinery)                         4,945         273,491
Deutsche Boerse A.G.
  (diversified
  financial services)                 2,285         334,196
V  E.ON A.G. (electric
  utilities)                          3,169         644,504
Gildemeister A.G.
  (machinery)                         9,381         274,630
Hypo Real Estate Holding
  A.G. (commercial banks)             8,637         321,496
MAN A.G. (machinery)                  2,138         297,479
Medion A.G. (distributors)
  (a)                                10,869         216,947
Metro A.G. (food & staples
  retailing)                            406          32,126
Muenchener
  Rueckversicherungs--
  Gesellschaft A.G.
  Registered (insurance)                274          52,988
Siemens A.G. (industrial
  conglomerates)                      1,003         118,267
ThyssenKrupp A.G. (metals &
  mining)                             1,574          98,207
Volkswagen A.G.
  (automobiles)                          52          15,351
                                              -------------
                                                  4,418,429
                                              -------------

GREECE (0.3%)
Alfa-Beta Vassilopoulos S.A.
  (food &
  staples retailing)                  1,083          76,725
Alpha Bank AE (commercial
  banks)                                630          21,521
Michaniki S.A.
  (construction &
  engineering)                        1,529          11,872
National Bank of Greece S.A.
  (commercial banks)                    333          18,461
                                              -------------
                                                    128,579
                                              -------------

HONG KONG (3.8%)
BOC Hong Kong Holdings, Ltd.
  (commercial banks)                113,000         292,530
China Mobile, Ltd. (wireless
  telecommunication
  services)                          15,500         267,456
China Unicom, Ltd. (wireless
  telecommunication
  services)                         120,000         258,786
Esprit Holdings, Ltd.
  (specialty retail)                  1,000          12,323
Hang Lung Group, Ltd. (real
  estate
  management & development)          54,000         291,031
Industrial and Commercial
  Bank of China
  Asia, Ltd. (commercial
  banks)                             19,000          51,613
Swire Pacific, Ltd. Class A
  (real estate
  management & development)          12,500         146,258
Swire Pacific, Ltd. Class B
  (real estate
  management & development)           5,000          11,686
Wing Hang Bank, Ltd.
  (commercial banks)                 15,000         201,097
                                              -------------
                                                  1,532,780
                                              -------------

ITALY (3.9%)
Enel S.p.A. (electric
  utilities)                         35,836         389,216
V  ENI S.p.A. (oil, gas &
  consumable fuels)                  14,677         565,176
Fiat S.p.A (automobiles)             11,596         190,921
Fondiaria-Sai S.p.A.
  (insurance)                           663          26,586
Fondiaria-Sai S.p.A. RNC
  shares
  (insurance)                         2,034          53,702
Recordati S.p.A.
  (pharmaceuticals)                  22,591         165,355
Telecom Italia S.p.A.
  (diversified
  telecommunication
  services)                          27,892          58,653
UniCredito Italiano S.p.A.
  (commercial banks)                 15,875         119,765
                                              -------------
                                                  1,569,374
                                              -------------

JAPAN (21.7%)
Acom Co., Ltd. (consumer
  finance)                            9,660         300,755
Aisin Seiki Co., Ltd. (auto
  components)                         4,300         151,746
Asahi Breweries, Ltd.
  (beverages)                           400           7,820
Asahi Kasei Corp.
  (chemicals)                        25,000         142,377


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              59


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Astellas Pharma, Inc.
  (pharmaceuticals)                   7,700   $     316,264
Bank of Yokohama, Ltd.
  (commercial banks)                  3,000          21,857
Capcom Co., Ltd. (software)           7,400         223,226
Central Japan Railway Co.
  (road & rail)                          28         274,058
Chuo Mitsui Trust Holdings,
  Inc.
  (commercial banks)                 44,000         310,720
East Japan Railway Co. (road
  & rail)                                 2          15,974
Fuji Machine Manufacturing
  Co., Ltd.
  (machinery)                         3,600          71,301
FUJIFILM Holdings Corp.
  (electronic
  equipment & instruments)            1,400          54,032
Hitachi Software Engineering
  Co., Ltd.
  (software)                          4,600         113,268
Honda Motor Co., Ltd.
  (automobiles)                       9,800         312,170
Itochu Corp. (trading
  companies & distributors)          22,000         231,786
Kansai Electric Power
  (electric utilities)               12,100         288,391
Kawasaki Kisen Kaisha, Ltd.
  (marine)                           11,000         111,037
Kirin Holdings Co., Ltd.
  (beverages)                        15,000         267,496
KK Davinci Advisors (real
  estate management &
  development) (a)                       56          53,617
Kobe Steel, Ltd. (metals &
  mining)                            92,000         277,149
Konami Corp. (software)               5,700         204,809
Kuraray Co., Ltd.
  (chemicals)                        11,500         137,529
Kyowa Hakko Kogyo Co., Ltd.
  (pharmaceuticals)                   2,000          18,038
Leopalace21 Corp. (real
  estate management &
  development)                       15,400         275,006
Marubeni Corp. (trading
  companies & distributors)          37,000         292,998
Maruetsu, Inc. (The) (food &
  staples retailing) (a)             13,000         105,264
Matsushita Electric
  Industrial Co., Ltd.
  (household durables)               18,000         422,085
Millea Holdings, Inc.
  (insurance)                         2,100          88,616
Mitsubishi Corp. (trading
  companies & distributors)           9,200         297,733
Mitsubishi Electric Corp.
  (electrical equipment)             16,000         164,717
Mitsubishi Gas Chemical Co.,
  Inc.
  (chemicals)                        15,000         102,343
Mitsubishi Materials Corp.
  (metals & mining)                  18,000          84,887
Mitsubishi UFJ Financial
  Group, Inc.
  (commercial banks)                  5,500          60,478
Mitsui & Co., Ltd. (trading
  companies & distributors)          15,000         349,565
Mitsui OSK Lines, Ltd.
  (marine)                           14,000         191,377
Mizuho Financial Group, Inc.
  (commercial banks)                     20         103,961
Nippon Oil Corp. (oil, gas &
  consumable fuels)                   6,000          41,362
Olympus Corp. (health care
  equipment & supplies)               7,000         231,578
Osaka Gas Co., Ltd. (gas
  utilities)                          7,000          24,974
Promise Co., Ltd (consumer
  finance)                            3,700         117,574
Sankyo Co., Ltd./Gunma
  (leisure equipment &
  products)                           4,200         253,094
SFCG Co., Ltd. (consumer
  finance)                            1,620         173,375
Star Micronics Co., Ltd.
  (electronic
  equipment & instruments)           17,300         292,722
Sumitomo Corp. (trading
  companies & distributors)           1,200          16,019
Taisho Pharmaceutical Co.,
  Ltd.
  (pharmaceuticals)                  10,000         191,364
V  Toyota Motor Corp.
  (automobiles)                      13,300         676,483
Urban Corp. (real estate
  management & development)          39,900         221,040
                                              -------------
                                                  8,684,035
                                              -------------

LUXEMBOURG (0.6%)
Oriflame Cosmetics S.A., SDR
  (personal products) (b)             3,000         229,708
                                              -------------


NETHERLANDS (5.5%)
ASML Holding N.V.
  (semiconductors &
  semiconductor equipment)            4,023         113,970
Corporate Express
  (commercial
  services & supplies)                1,788          20,568
Draka Holdings N.V.
  (electrical equipment)              5,728         204,061
Gemalto (computers &
  peripherals) (a)                    7,684         247,984
ING Groep N.V. (diversified
  financial services)                 1,718          65,402
Koninklijke Ahold N.V. (food
  &
  staples retailing)                  8,601         127,443
Koninklijke DSM N.V.
  (chemicals)                         3,744         201,696
Koninklijke Philips
  Electronics N.V.
  (industrial conglomerates)          3,619         135,887
Nutreco Holding N.V. (food
  products)                           3,422         249,662
Oce N.V. (office
  electronics)                       16,126         242,964
OPG Groep N.V. (heath care
  providers & services)               3,581          96,075
Royal KPN N.V. (diversified
  telecommunication
  services)                          19,389         354,397
Unilever N.V., CVA (food
  products) (c)                       1,725          57,990
Unit 4 Agresso N.V.
  (software)                          2,455          69,446
Wavin N.V. (construction &
  engineering)                        1,799          22,174
                                              -------------
                                                  2,209,719
                                              -------------




60    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
NORWAY (2.5%)
DnB Nor ASA (commercial
  banks) (a)                         19,200   $     285,871
Petroleum Geo-Services ASA
  (energy equipment &
  services) (a)                       7,450         201,661
Sparebanken Midt-Norge
  (commercial banks)                  6,300          64,060
StatoilHydro ASA (oil, gas &
  consumable fuels)                   3,400         122,492
Stolt-Nielsen S.A. (marine)             800          17,907
Yara International ASA
  (chemicals)                         4,150         301,582
                                              -------------
                                                    993,573
                                              -------------

PORTUGAL (1.6%)
EDP--Energias de Portugal
  S.A.
  (electric utilities) (a)           44,260         278,933
Portugal Telecom SGPS S.A.
  Registered
  (diversified
  telecommunication
  services)                          22,708         269,916
Sonae SGPS S.A. (industrial
  conglomerates)                     45,694          81,547
                                              -------------
                                                    630,396
                                              -------------

SINGAPORE (2.4%)
Hong Leong Finance, Ltd.
  (consumer finance)                  7,000          20,116
Jardine Cycle & Carriage,
  Ltd.
  (distributors)                     18,000         219,774
Keppel Corp, Ltd.
  (industrial conglomerates)         29,000         219,912
Neptune Orient Lines, Ltd.
  (Marine)                           53,000         125,296
Singapore Petroleum Co.,
  Ltd. (oil, gas &
  consumable fuels)                  46,000         244,277
StarHub, Ltd. (wireless
  telecommunication
  services)                          47,000         105,537
Wing Tai Holdings, Ltd.
  (real estate
  management & development)          15,000          22,154
                                              -------------
                                                    957,066
                                              -------------

SPAIN (5.0%)
Banco Bilbao Vizcaya
  Argentaria S.A.
  (commercial banks)                  2,604          59,791
V  Banco Santander S.A.
  (commercial banks)                 30,936         669,390
Gestevision Telecinco S.A.
  (media)                               542          11,421
Repsol YPF S.A. (oil, gas &
  consumable fuels)                   8,520         346,253
V  Telefonica S.A.
  (diversified
  telecommunication
  services)                          21,370         619,936
Union Fenosa S.A. (electric
  utilities)                          4,093         275,279
                                              -------------
                                                  1,982,070
                                              -------------

SWEDEN (4.1%)
Alfa Laval AB (machinery)               375          24,627
Boliden AB (metals & mining)          4,200          45,904
Getinge AB Class B (health
  care equipment & supplies)          2,700          68,913
KappAhl Holding AB
  (specialty retail) (a)             13,500         117,041
NCC AB Class B (construction
  & engineering)                      7,200         138,352
Nordea Bank AB (commercial
  banks)                              6,200         102,524
Nordea Bank AB, FDR
  (commercial banks) (d)             15,376         252,292
Peab AB (construction &
  engineering)                       24,600         212,220
Scania AB Class B
  (machinery)                        12,800         264,207
Telefonaktiebolaget LM
  Ericsson Class B
  (communications equipment)         97,000         247,134
Wihlborgs Fastigheter AB
  (real estate
  management & development)           7,700         169,504
                                              -------------
                                                  1,642,718
                                              -------------

SWITZERLAND (7.6%)
Bobst Group A.G. (machinery)          3,015         250,401
Forbo Holding A.G.
  (household durables) (a)              175          88,982
Kuoni Reisen Holding
  Registered (hotels,
  restaurants & leisure)                434         251,240
Lonza Group A.G. (life
  sciences
  tools & services)                   2,074         282,763
V  Nestle S.A. Registered
  (food products)                     1,587         760,280
Novartis A.G. Registered
  (pharmaceuticals)                   8,294         421,192
Roche Holding A.G.
  Genusscheine
  (pharmaceuticals)                     963         160,358
Swiss Life Holding
  (insurance) (a)                       951         284,274
Swissquote Group Holding
  S.A. Registered
  (capital markets)                     869          41,428
UBS A.G. Registered (Chi-X
  Exchange)
  (capital markets) (a)                 591          19,870
Valora Holding A.G.
  (specialty retail)                    384          96,029
Zurich Financial Services
  A.G. (insurance)                    1,248         381,097
                                              -------------
                                                  3,037,914
                                              -------------
Total Common Stocks
  (Cost $41,667,198)                             41,056,127
                                              -------------



EXCHANGE TRADED FUND (0.9%) (E)
-----------------------------------------------------------

UNITED STATES (0.9%)
iShares MSCI EAFE Index Fund
  (capital markets) (f)               5,000         379,050
                                              -------------
Total Exchange Traded Fund
  (Cost $375,150)                                   379,050
                                              -------------



PREFERRED STOCKS (0.5%)
-----------------------------------------------------------

GERMANY (0.2%)
RWE A.G. (multi-utilities)              326          30,313
Volkswagen A.G.
  (automobiles)                         189          31,148
                                              -------------
                                                     61,461
                                              -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              61


                                     SHARES           VALUE
PREFERRED STOCKS (CONTINUED)
ITALY (0.3%)
Fiat S.p.A (automobiles)              7,531   $     127,014
                                              -------------
Total Preferred Stocks
  (Cost $208,101)                                   188,475
                                              -------------



                                  NUMBER OF
                                     RIGHTS
RIGHTS (0.0%)++
-----------------------------------------------------------

SWITZERLAND (0.0%)++
UBS A.G. (capital markets)
  expiring 12/31/15 (a)                 591             998
                                              -------------
Total Rights
  (Cost $0)                                             998
                                              -------------
Total Investments, Before Investments Sold
  Short
  (Cost $42,250,449) (g)              104.3%     41,624,650
                                              -------------



                                     SHARES
INVESTMENTS SOLD SHORT (-25.8%)
COMMON STOCKS (-25.8%)
-----------------------------------------------------------


AUSTRALIA (-3.5%)
ABB Grain, Ltd. (food &
  staples retailing)                 (4,178)        (39,292)
Babcock & Brown Power
  (independent power
  producers & energy
  traders)                         (112,507)       (200,216)
Emeco Holdings, Ltd.
  (trading companies &
  distributors)                    (224,401)       (168,847)
Energy Resources of
  Australia, Ltd. (oil,
  gas & consumable fuels)            (2,048)        (37,696)
Energy World Corp., Ltd.
  (independent power
  producers & energy
  traders) (a)                      (83,795)       (110,710)
Fortescue Metals Group, Ltd.
  (metals & mining) (a)              (3,226)        (22,385)
Insurance Australia Group,
  Ltd.
  (insurance)                        (2,511)        (10,311)
Iress Market Technology,
  Ltd.
  (IT services)                     (11,604)        (69,271)
Lynas Corp., Ltd. (metals &
  mining) (a)                       (78,843)        (94,662)
Macquarie Capital Alliance
  Group
  (capital markets) (a)             (14,428)        (32,656)
Paladin Energy, Ltd. (oil,
  gas &
  consumable fuels) (a)             (32,731)       (130,264)
Roc Oil Co., Ltd. (oil, gas
  &
  consumable fuels) (a)             (51,023)       (101,380)
Silex Systems, Ltd.
  (semiconductors &
  semiconductor equipment)
  (a)                               (13,379)        (72,772)
Sino Gold, Ltd. (metals &
  mining) (a)                       (37,209)       (175,627)
United Group, Ltd.
  (construction &
  engineering)                       (9,927)       (134,173)
                                              -------------
                                                 (1,400,262)
                                              -------------

AUSTRIA (-0.9%)
Austrian Airlines (airlines)
  (a)                               (12,119)        (70,066)
Immoeast A.G. (real estate
  management & development)
  (a)                                (2,481)        (25,112)
Palfinger A.G. (machinery)           (3,076)       (113,491)
RHI A.G. (construction
  materials) (a)                     (3,642)       (157,463)
                                              -------------
                                                   (366,132)
                                              -------------

BELGIUM (-0.5%)
Exmar N.V. (oil, gas &
  consumable fuels)                    (690)        (18,005)
RHJ International
  (diversified
  financial services) (a)           (15,329)       (199,725)
                                              -------------
                                                   (217,730)
                                              -------------

BERMUDA (-0.4%)
C C Land Holdings, Ltd.
  (textiles,
  apparel & luxury goods)          (137,000)       (151,188)
                                              -------------


CAYMAN ISLANDS (-0.8%)
AAC Acoustic Technology
  Holdings, Inc.
  (communications equipment)
  (a)                               (68,000)        (67,288)
China Resources Land, Ltd.
  (real estate
  management & development)        (112,000)       (231,536)
Foxconn International
  Holdings, Ltd.
  (communications equipment)
  (a)                               (16,000)        (24,660)
                                              -------------
                                                   (323,484)
                                              -------------

DENMARK (-0.9%)
ALK-Abello A/S
  (pharmaceuticals)                    (730)        (86,092)
Capinordic A/S (capital
  markets) (a)                       (5,000)        (11,969)
Genmab A/S (biotechnology)
  (a)                                (2,900)       (157,239)
Greentech Energy Systems
  (independent power
  products & energy traders)
  (a)                                (4,500)        (72,589)
NKT Holding A/S (machinery)            (250)        (20,222)
Rella Holding A/S (media)
  (a)                                  (700)        (11,026)
                                              -------------
                                                   (359,137)
                                              -------------

FINLAND (-0.4%)
M-Real OYJ Class B (paper &
  forest products)                  (57,457)       (165,426)
Vaisala OYJ Class A
  (electronic equipment &
  instruments)                         (267)        (12,071)
                                              -------------
                                                   (177,497)
                                              -------------




62    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
FRANCE (-2.0%)
Bull S.A. (computers &
  peripherals) (a)                  (35,844)  $    (151,727)
Cie Generale d'Optique
  Essilor
  International S.A. (health
  care equipment & supplies)         (1,416)        (88,180)
Derichebourg (commercial
  services & supplies)              (24,007)       (202,632)
Gameloft.Com (software) (a)         (14,911)        (85,445)
Havas S.A. (media)                  (11,810)        (50,561)
NicOx S.A. (biotechnology)
  (a)                                (1,539)        (35,791)
Seche Environment
  (commercial services &
  supplies)                            (912)       (132,728)
SOITEC (semiconductors &
  semiconductor equipment)
  (a)                                (7,212)        (60,597)
                                              -------------
                                                   (807,661)
                                              -------------

GERMANY (-2.8%)
Arcandor A.G. (multiline
  retail) (a)                       (10,216)       (191,369)
Baywa-Bayerische Warenvermit
  (trading
  companies & distributors)          (2,745)       (178,492)
Compugroup Holding A.G.
  (software) (a)                     (4,013)        (61,433)
Custodia Holding A.G. (real
  estate
  management & development)             (51)       (103,401)
Deutz A.G. (machinery) (a)           (7,851)        (85,945)
Fielmann A.G. (specialty
  retail)                            (2,793)       (207,018)
Nordex A.G. (electric
  utilities) (a)                     (1,122)        (48,118)
Premiere A.G. (media) (a)            (8,547)       (179,354)
QSC A.G. (diversified
  telecommunication
  services) (a)                      (7,122)        (28,724)
Schwarz Pharma A.G.
  (pharmaceuticals)                    (109)        (18,938)
                                              -------------
                                                 (1,102,792)
                                              -------------

HONG KONG (-1.4%)
China Merchants Holdings
  International
  Co., Ltd. (transportation
  infrastructure)                   (40,000)       (204,146)
Galaxy Entertainment Group L
  (hotels, restaurants &
  leisure) (a)                     (236,000)       (179,463)
Techtronic Industries Co.
  (household durables)              (52,000)        (50,398)
Tian An China Investment
  (real estate
  management & development)        (135,600)       (115,168)
                                              -------------
                                                   (549,175)
                                              -------------

ITALY (-1.5%)
Digital Multimedia
  Technologies S.p.A.
  (communications equipment)
  (a)                                  (861)        (31,506)
Lottomatica S.p.A. (hotels,
  restaurants & leisure)             (5,593)       (172,723)
Parmalat S.p.A. (food
  products)                          (3,668)        (12,561)
Safilo Group S.p.A.
  (textiles, apparel &
  luxury goods)                     (37,140)       (102,599)
Sorin S.p.A. (health care
  equipment & supplies) (a)         (23,499)        (39,484)
Tiscali S.p.A. (internet
  software & services) (a)          (57,758)       (226,633)
                                              -------------
                                                   (585,506)
                                              -------------

JAPAN (-3.1%)
Daiei, Inc. (multiline
  retail) (a)                       (29,850)       (255,828)
DCM Japan Holdings Co., Ltd.
  (specialty retail)                (21,500)       (138,763)
Ebara Corp. (machinery)             (15,000)        (54,000)
Jafco Co., Ltd. (capital
  markets)                           (4,500)       (178,041)
Kokuyo Co., Ltd. (commercial
  services & supplies)              (22,200)       (195,525)
Maruha Nichiro Holdings,
  Inc.
  (food products) (a)              (115,000)       (175,403)
Nishimatsu Construction Co.,
  Ltd.
  (construction &
  engineering)                      (33,000)        (74,996)
OSAKA Titanium Technologies
  Co. (metals & mining)                (200)        (13,541)
Pioneer Corp. (household
  durables)                         (11,100)       (108,934)
Takuma Co., Ltd. (machinery)        (16,000)        (44,411)
                                              -------------
                                                 (1,239,442)
                                              -------------

LUXEMBOURG (-0.7%)
Acergy S.A. (energy
  equipment & services)              (4,050)        (99,930)
GAGFAH S.A. (real estate
  management & development)         (11,001)       (189,421)
                                              -------------
                                                   (289,351)
                                              -------------

NETHERLANDS (-0.7%)
Crucell N.V. (biotechnology)
  (a)                               (10,327)       (193,380)
SBM Offshore N.V. (energy
  equipment & services)              (1,945)        (74,815)
                                              -------------
                                                   (268,195)
                                              -------------

NEW ZEALAND (-0.4%)
Fisher & Paykel Healthcare
  Corp. (health
  care equipment & supplies)        (79,666)       (166,234)
                                              -------------

NORWAY (-0.5%)
BW Offshore, Ltd. (energy
  equipment & services) (a)         (34,000)       (122,850)
Ocean RIG ASA (energy
  equipment & services) (a)          (7,000)        (61,176)
                                              -------------
                                                   (184,026)
                                              -------------

SINGAPORE (-0.9%)
Banyan Tree Holdings, Ltd.
  (hotels,
  restaurants & leisure)            (20,000)        (21,041)
Chartered Semiconductor
  Manufacturing, Ltd.
  (semiconductors &
  semiconductor equipment)
  (a)                              (310,000)       (180,238)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              63


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
SINGAPORE (CONTINUED)
Olam International, Ltd.
  (food &
  staples retailing)                (89,924)  $    (176,776)
                                              -------------
                                                   (378,055)
                                              -------------

SPAIN (-0.9%)
Avanzit S.A. (communications
  equipment) (a)                     (3,738)        (14,041)
Grupo Catalana Occidente
  S.A. (insurance)                   (3,688)       (140,239)
Grupo Empresarial Ence S.A.
  (paper &
  forest products)                   (1,869)        (17,507)
Zeltia S.A. (biotechnology)         (21,343)       (177,041)
                                              -------------
                                                   (348,828)
                                              -------------

SWEDEN (-2.5%)
Axis Communications AB
  (communications equipment)         (9,400)       (145,758)
Cardo AB (machinery)                 (1,700)        (46,098)
Elekta AB Class B (health
  care equipment & supplies)         (8,400)       (146,080)
Lundin Petroleum AB (oil,
  gas & consumable fuels)
  (a)                                (4,400)        (61,432)
Meda AB Class A
  (pharmaceuticals)                 (17,500)       (208,601)
Munters AB (machinery)               (2,500)        (25,487)
Nibe Industrier AB Class B
  (building products)               (19,800)       (164,445)
Seco Tools Class B
  (machinery)                          (800)        (14,816)
Skistar AB (hotels,
  restaurants & leisure)             (2,500)        (38,597)
TradeDoubler AB (internet
  software & services)               (7,300)       (153,338)
                                              -------------
                                                 (1,004,652)
                                              -------------

SWITZERLAND (-1.0%)
Basilea Pharmaceutica
  Registered
  (biotechnology) (a)                (1,350)       (196,821)
Geberit A.G. (building
  products)                             (63)         (9,668)
Kudelski S.A. (electronic
  equipment & instruments)          (10,079)       (158,520)
Lindt & Spruengli A.G. (food
  products)                              (8)        (24,723)
                                              -------------
                                                   (389,732)
                                              -------------
Total Common Stocks
  (Proceeds $10,811,188)                        (10,309,079)
                                              -------------



                                  NUMBER OF
                                   WARRANTS           VALUE
WARRANTS (-0.0%)++
-----------------------------------------------------------

HONG KONG (-0.0%)++
Tian An China Investment
  (real estate management &
  development)
  Strike Price HKD10.00
  Expire 1/2/10                     (22,600)  $      (1,305)
                                              -------------
Total Warrants
  (Proceeds $3,455)                                  (1,305)
                                              -------------
Total Investments Sold Short
  (Proceeds $10,814,643)                        (10,310,384)
                                               ------------
Total Investments, Net of Investments Sold
  Short
  (Cost $31,435,806)                   78.4%     31,314,266
Cash and Other Assets,
  Less Liabilities                     21.6       8,604,150
                                      -----    ------------
Net Assets                            100.0%  $  39,918,416
                                      =====    ============






++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     'earmarked' to cover potential senior
     securities transactions, which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  Non-income producing security.
(b)  SDR--Special Drawing Right.
(c)  CVA--Certificaten Van Aandelen.
(d)  FDR--Finnish Depositary Receipt.
(e)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(f)  Morgan Stanley Capital International
     Europe, Australasia and Far East Index
     (MSCI EAFE Index) is an unmanaged free
     float-adjusted market-capitalization
     index that is designed to measure
     developed-market equity performance,
     excluding the United States and Canada.
     As of April 30, 2008, the MSCI EAFE Index
     consisted of the following 21 developed-
     market country indices: Australia,
     Austria, Belgium, Denmark, Finland,
     France, Germany, Greece, Hong Hong,
     Ireland, Italy, Japan, the Netherlands,
     New Zealand, Norway, Portugal, Singapore,
     Spain, Sweden, Switzerland and the United
     Kingdom.
(g)  At April 30, 2008, cost is $42,265,796
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $ 1,674,327
Gross unrealized depreciation        (2,315,473)
                                    -----------
Net unrealized depreciation         $  (641,146)
                                    ===========






64    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

INDUSTRY DIVERSIFICATION



                                      VALUE   PERCENT +
Auto Components                 $   151,746       0.4%
Automobiles                       1,825,029       4.6
Beverages                           328,619       0.8
Biotechnology                       336,773       0.8
Capital Markets                     454,681       1.1
Chemicals                         1,661,560       4.2
Commercial Banks                  4,358,476      10.9
Commercial Services & Supplies       20,568       0.1
Communications Equipment            766,025       1.9
Computers & Peripherals             247,984       0.6
Construction & Engineering          446,396       1.1
Construction Materials              340,895       0.9
Consumer Finance                    611,820       1.5
Distributors                        436,721       1.1
Diversified Financial Services      698,574       1.8
Diversified Telecommunication
  Services                        1,756,928       4.4
Electric Utilities                1,906,892       4.8
Electrical Equipment                444,408       1.1
Electronic Equipment &
  Instruments                       346,754       0.9
Energy Equipment & Services         473,376       1.2
Food & Staples Retailing            892,323       2.2
Food Products                     1,338,585       3.4
Gas Utilities                       321,992       0.8
Health Care Equipment &
  Supplies                          351,643       0.9
Health Care Providers &
  Services                           96,075       0.2
Hotels, Restaurants & Leisure       514,689       1.3
Household Durables                  670,990       1.7
Industrial Conglomerates            830,319       2.1
Insurance                         1,415,883       3.5
IT Services                         129,628       0.3
Leisure Equipment & Products        541,221       1.4
Life Sciences Tools & Services      364,000       0.9
Machinery                         1,782,676       4.5
Marine                              926,663       2.3
Media                               407,196       1.0
Metals & Mining                   2,596,764       6.5
Multi-Utilities                     331,429       0.8
Office Electronics                  242,964       0.6
Oil, Gas & Consumable Fuels       2,422,129       6.1
Personal Products                   229,708       0.6
Pharmaceuticals                   1,997,510       5.0
Real Estate                             998       0.0++
Real Estate Investment Trusts       232,163       0.6
Real Estate Management &
  Development                     1,463,198       3.7
Road & Rail                         290,032       0.7
Semiconductors & Semiconductor
  Equipment                         113,970       0.3
Software                            882,730       2.2
Specialty Retail                    456,313       1.1
Trading Companies &
  Distributors                    1,449,968       3.6
Transportation Infrastructure        84,887       0.2
Wireless Telecommunication
  Services                          631,779       1.6
                                -----------     -----
                                 41,624,650     104.3
Liabilities in Excess of Cash
  and Other Assets               (1,706,234)     (4.3)
                                -----------     -----
Net Assets                      $39,918,416     100.0%
                                ===========     =====




++   Less than one-tenth of a percent.
+    Percentages indicated are based on Fund
     net assets.


The table below sets forth the diversification of MainStay 130/30 International Fund investments sold short by industry.


                                      VALUE   PERCENT +
Airlines                       $    (70,066)     (0.2)%
Biotechnology                      (760,276)     (1.9)
Building Products                  (174,113)     (0.4)
Capital Markets                    (222,666)     (0.6)
Commercial Services &
  Supplies                         (328,253)     (0.8)
Communications Equipment           (283,253)     (0.7)
Computers & Peripherals            (151,727)     (0.4)
Construction & Engineering         (209,169)     (0.5)
Construction Materials             (157,463)     (0.4)
Diversified Financial
  Services                         (199,724)     (0.5)
Diversified Telecommunication
  Services                          (28,724)     (0.1)
Electrical Equipment                (48,118)     (0.1)
Electronic Equipment &
  Instruments                      (170,591)     (0.4)
Energy Equipment & Services        (358,771)     (0.9)
Food & Staples Retailing           (216,068)     (0.5)
Food Products                      (212,687)     (0.5)
Health Care Equipment &
  Supplies                         (439,978)     (1.1)
Hotels, Restaurants & Leisure      (411,824)     (1.0)
Household Durables                 (159,332)     (0.4)
Independent Power Producers &
  Energy Traders                   (383,515)     (1.0)
Insurance                          (150,550)     (0.4)
Internet Software & Services       (379,970)     (1.0)
IT Services                         (69,270)     (0.2)
Machinery                          (404,470)     (1.0)
Media                              (240,941)     (0.6)
Metals & Mining                    (306,215)     (0.8)
Multiline Retail                   (447,197)     (1.1)
Oil, Gas & Consumable Fuels        (348,777)     (0.9)
Paper & Forest Products            (182,933)     (0.5)
Pharmaceuticals                    (313,631)     (0.8)
Real Estate Management &
  Development                      (665,943)     (1.7)
Semiconductors &
  Semiconductor Equipment          (313,607)     (0.8)
Software                           (146,878)     (0.4)
Specialty Retail                   (345,781)     (0.9)
Textiles, Apparel & Luxury
  Goods                            (253,786)     (0.6)
Trading Companies &
  Distributors                     (347,339)     (0.9)
Transportation Infrastructure      (406,778)     (1.0)
                               ------------     -----
                               $(10,310,384)    (25.8)%
                               ============     =====




+    Percentages indicated are based on Fund
     net assets.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              65

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities before
  investments sold short, at value
  (identified cost $42,250,449)       $41,624,650
Cash denominated in foreign
  currencies
  (identified cost $8,167,669)          8,011,247
Cash                                      163,622
Deposit with broker for investments
  sold short                                9,334
Receivables:
  Dividends and interest                  227,717
  Open swap agreements, at value          116,774
  Fund shares sold                         42,160
  Investment securities sold               17,400
Unamortized offering costs                 22,461
Other assets                               62,642
                                      -----------
     Total assets                      50,298,007
                                      -----------
LIABILITIES:
Investments sold short (proceeds
  $10,814,643)                         10,310,384
Payables:
  Custodian                                29,703
  Dividends on investments sold
     short                                 17,505
  Manager (See Note 3)                     17,057
  Shareholder communication                 2,553
  Transfer agent (See Note 3)                 934
  Fund shares redeemed                        508
  NYLIFE Distributors (See Note 3)             94
Accrued expenses                              853
                                      -----------
     Total liabilities                 10,379,591
                                      -----------
Net assets                            $39,918,416
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 800 million shares
  authorized                          $    44,850
Additional paid-in capital             43,381,162
                                      -----------
                                       43,426,012
Accumulated undistributed net
  investment income                       378,963
Accumulated net realized loss on
  investments                          (3,738,789)
Net unrealized depreciation on
  investments and swap contracts         (491,542)
Net unrealized depreciation on
  investments sold short                  504,259
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies      (160,487)
                                      -----------
Net assets                            $39,918,416
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    89,792
                                      ===========
Shares of capital stock outstanding        10,091
                                      ===========
Net asset value per share
  outstanding                         $      8.90
Maximum sales charge (5.50% of
  offering price)                            0.52
                                      -----------
Maximum offering price per share
  outstanding                         $      9.42
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $    88,124
                                      ===========
Shares of capital stock outstanding         9,910
                                      ===========
Net asset value per share
  outstanding                         $      8.89
Maximum sales charge (5.50% of
  offering price)                            0.52
                                      -----------
Maximum offering price per share
  outstanding                         $      9.41
                                      ===========
CLASS C
Net assets applicable to outstanding
  shares                              $    75,577
                                      ===========
Shares of capital stock outstanding         8,532
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.86
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $39,664,923
                                      ===========
Shares of capital stock outstanding     4,456,498
                                      ===========
Net asset value and offering price
  per share outstanding               $      8.90
                                      ===========






66    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                       $   717,966
  Interest                                 13,171
                                      -----------
     Total income                         731,137
                                      -----------
EXPENSES:
  Manager (See Note 3)                    189,289
  Dividends on investments sold
     short                                 66,141
  Custodian                                56,274
  Broker fees and charges on short
     sales                                 49,661
  Offering (See Note 3)                    25,762
  Professional fees                        17,142
  Transfer agent--Investor Class
     (See Note 3)                               5
  Transfer agent--Class A (See Note
     3)                                        64
  Transfer agent--Class C (See Note
     3)                                        51
  Transfer agent--Class I (See Note
     3)                                     2,918
  Registration                              2,816
  Shareholder communication                 1,205
  Directors                                   453
  Distribution--Class C (See Note 3)          234
  Distribution/Service--Investor
     Class (See Note 3)                        22
  Distribution/Service--Class A (See
     Note 3)                                  102
  Service--Class C (See Note 3)                78
  Miscellaneous                             2,456
                                      -----------
     Total expenses before
       reimbursement                      414,673
  Expense reimbursement from Manager
     (See Note 3)                         (66,109)
                                      -----------
     Net expenses                         348,564
                                      -----------
Net investment income                     382,573
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions               $(3,616,793)
  Investments sold short                  940,191
  Swap contracts                         (882,554)
  Foreign currency transactions          (158,871)
                                      -----------
Net realized loss on investments,
  investments
  sold short, swap contracts and
  foreign
  currency transactions                (3,718,027)
                                      -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Security transactions                  (994,848)
  Investments sold short                  645,675
  Swap contracts                          144,364
  Translation of other assets and
     liabilities in
     foreign currencies                  (176,428)
                                      -----------
Net change in unrealized
  appreciation on investments,
  investments sold short, swap
  contracts and foreign currency
  transactions                           (381,237)
                                      -----------
Net realized and unrealized loss on
  investments                          (4,099,264)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(3,716,691)
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $61,427.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE PERIOD SEPTEMBER 28, 2007
(COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                       2008          2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   382,573   $    67,369
 Net realized gain (loss) on
  investments, investments
  sold short, swap contracts
  and foreign currency
  transactions                   (3,718,027)       69,619
 Net change in unrealized
  appreciation on investments,
  investments sold short, swap
  contracts and foreign
  currency transactions            (381,237)      233,467
                                -------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (3,716,691)      370,455
                                -------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                             (94)           --
    Class C                             (62)           --
    Class I                         (82,173)           --
                                -------------------------
                                    (82,329)           --
                                -------------------------
 From net realized gain on
  investments:
    Class A                             (69)           --
    Class C                            (164)           --
    Class I                         (78,798)           --
                                -------------------------
                                    (79,031)           --
                                -------------------------
Total dividends and
 distributions to
 shareholders                      (161,360)           --
                                -------------------------

Capital share transactions:
 Net proceeds from sale of
     shares                      31,927,389    11,593,696
 Net asset value of shares
     issued to shareholders in
     reinvestment of dividends
     and distributions              161,349            --
 Cost of shares redeemed           (256,376)          (46)
                                -------------------------
    Increase in net assets
     derived from capital
     share transactions          31,832,362    11,593,650
                                -------------------------
    Net increase in net assets   27,954,311    11,964,105

NET ASSETS:
Beginning of period              11,964,105            --
                                -------------------------
End of period                   $39,918,416   $11,964,105
                                =========================
Accumulated undistributed net
 investment income at end of
 period                         $   378,963   $    78,719
                                =========================






68    MainStay 130/30 International Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                        INVESTOR CLASS                       CLASS A
                                        --------------          ---------------------------------
                                         FEBRUARY 28,                               SEPTEMBER 28,
                                             2008*              SIX MONTHS              2007*
                                            THROUGH                ENDED               THROUGH
                                           APRIL 30,             APRIL 30,           OCTOBER 31,

                                        ---------------------------------------------------------
                                            2008**                2008**                 2007
Net asset value at beginning
  of period                                  $8.74                $ 10.32               $10.00
                                             -----                -------               ------
Net investment income (a)                     0.12                   0.11                 0.05
Net realized and unrealized
  gain (loss) on investments                  0.04                  (1.50)                0.27
                                             -----                -------               ------
Total from investment
  operations                                  0.16                  (1.39)                0.32
                                             -----                -------               ------
Less dividends and
  distributions:
  From net investment income                    --                  (0.02)                  --
  From net realized gain on
     investments                                --                  (0.02)                  --
                                             -----                -------               ------
  Total dividends and
     distributions                              --                  (0.04)                  --
                                             -----                -------               ------
Net asset value at end of
  period                                     $8.90                $  8.89               $10.32
                                             =====                =======               ======
Total investment return (b)(c)                1.83%                (13.51%)               3.20%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                       8.06%+                 2.57% +              6.17%+
  Net expenses (excluding
     short sale expenses)                     1.64%+                 1.60% +              1.60%+
  Expenses (including short
     sales expenses,                          3.71%+                 2.85% +              7.37%+
  before reimbursement)
  Short sale expenses                         0.67%+                 0.67% +              0.98%+
Portfolio turnover rate                        135%                   135%                  26%
Net assets at end of period
  (in 000's)                                 $  90                $    88               $   32




                                                                   CLASS C                                    CLASS I
                                                      ---------------------------------          ---------------------------------
                                                                          SEPTEMBER 28,                              SEPTEMBER 28,
                                                      SIX MONTHS              2007*              SIX MONTHS              2007*
                                                         ENDED               THROUGH                ENDED               THROUGH
                                                       APRIL 30,           OCTOBER 31,            APRIL 30,           OCTOBER 31,

                                                      ----------------------------------------------------------------------------
                                                        2008**                 2007                2008**                 2007
Net asset value at beginning of period                  $ 10.32               $10.00               $ 10.32              $ 10.00
                                                        -------               ------               -------              -------
Net investment income (a)                                  0.06                 0.05                  0.10                 0.06
Net realized and unrealized gain (loss) on
  investments                                             (1.49)                0.27                 (1.48)                0.26
                                                        -------               ------               -------              -------
Total from investment operations                          (1.43)                0.32                 (1.38)                0.32
                                                        -------               ------               -------              -------
Less dividends and distributions:
  From net investment income                              (0.01)                  --                 (0.02)                  --
  From net realized gain on investments                   (0.02)                  --                 (0.02)                  --
                                                        -------               ------               -------              -------
  Total dividends and distributions                       (0.03)                  --                 (0.04)                  --
                                                        -------               ------               -------              -------
Net asset value at end of period                        $  8.86               $10.32               $  8.90              $ 10.32
                                                        =======               ======               =======              =======
Total investment return (b)(c)                           (13.81%)               3.10%               (13.38%)               3.20%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income                                    1.29% +              5.75%+                2.22% +              6.78%+
  Net expenses (excluding short sale
     expenses)                                             2.36% +              2.35%+                1.35% +              1.35%+
  Expenses (including short sales expenses,                3.56% +              8.12%+                2.41% +              7.12%+
  before reimbursement)
  Short sale expenses                                      0.67% +              0.98%+                0.67% +              0.98%+
Portfolio turnover rate                                     135%                  26%                  135%                  26%
Net assets at end of period (in 000's)                  $    76               $   27               $39,665              $11,905




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds" and each individually, referred to as a "Fund"). These financial statements and notes relate to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund; each is a diversified fund. A 130/30 fund is a fund that invests approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30 percent of the long positions.

The Funds commenced operations as follows:

 COMMENCEMENT
 OF OPERATIONS      FUNDS
June 29, 2007       MainStay 130/30 Core Fund and
                    MainStay 130/30 Growth Fund
--------------------------------------------------
September 28, 2007  MainStay 130/30 International
                    Fund
--------------------------------------------------
December 14, 2007   MainStay 130/30 High Yield
                    Fund
--------------------------------------------------



Investor Class shares for the Funds commenced on February 28, 2008.

The 130/30 Funds each currently offer four classes of shares, Investor Class, Class A, Class C and Class I. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered without an initial sales charge, although a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MAINSTAY 130/30 CORE FUND seeks long-term growth of capital, with income as a secondary consideration.

The MAINSTAY 130/30 GROWTH FUND seeks long-term growth of capital.

The MAINSTAY 130/30 HIGH YIELD FUND seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

The MAINSTAY 130/30 INTERNATIONAL FUND seeks to provide long-term growth of capital with income as a secondary objective.

The MainStay 130/30 High Yield Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, then higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund invest in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Funds' Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Funds' Manager in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business.



70    MainStay Funds

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Funds are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loans are valued at the average of bid quoatations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Funds' Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the MainStay 130/30 High Yield Fund held securities with a value of $545,977 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by each Fund principally trade, and the time at which each Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with each Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Funds' 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Funds' financial statements upon adoption. The Manager continually reviews the Funds' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The 130/30 Core Fund, 130/30 Growth Fund and 130/30 International Fund intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. The 130/30 High Yield Fund intends to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, quarterly. All dividends and distributions are

                                                   mainstayinvestments.com    71
reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

The investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The MainStay 130/30 High Yield Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from the non-accrual status when the issuer resumes interest payments or when the collectibility of the interest is reasonably assured.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The MainStay 130/30 High Yield Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The MainStay 130/30 High Yield Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the MainStay 130/30 High Yield Fund invests are generally readily marketable but may be subject to some restrictions on resale. For example, the MainStay 130/30 High Yield Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The MainStay 130/30 High Yield Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the MainStay 130/30 High Yield Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or immediate participants become insolvent or enter into bankruptcy, the MainStay 130/30 High Yield Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the MainStay 130/30 High Yield Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(H) SWAP AGREEMENTS. The MainStay 130/30 High Yield and MainStay 130/30 International Funds may enter into credit default, interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount". Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement.

The MainStay 130/30 International Fund may enter into total return swap agreements. Total return swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to


72    MainStay Funds
more than one year. In a standard "total return swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the total return swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by MainStay 130/30 International Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). MainStay 130/30 International Fund's obligation under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

(I) SECURITIES SOLD SHORT. The Funds engage in short sales as part of their investment strategies. When a Fund enters into a short sale, it must earmark the security sold short, or the security sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Accrued interest income and dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

(J) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance returns.

The use of foreign currency forward contracts by a Fund involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,


                                                   mainstayinvestments.com    73

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L) REDEMPTION FEE. The MainStay 130/30 High Yield and MainStay 130/30 International Funds impose a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Funds. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the applicable Fund.

(M) OFFERING COSTS. Costs incurred by the 130/30 Funds in connection with the commencement of these Funds' operations are being amortized on a straight line basis over twelve months.

(N) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the MainStay 130/30 High Yield Fund and is responsible for the day-to-day portfolio management of that Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

Each Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

MainStay 130/30 Core Fund                1.00%
---------------------------------------------
MainStay 130/30 Growth Fund              1.00
---------------------------------------------
MainStay 130/30 High Yield Fund          0.80
---------------------------------------------
MainStay 130/30 International Fund       1.10
---------------------------------------------



Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 Core Fund's and MainStay 130/30 Growth Fund's management fees or reimburse the expenses of the appropriate classes of the Funds so that each class' total ordinary operating expenses (total ordinary operating expenses excluding taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Funds invest) do not exceed the following amounts of average daily net assets for each class: Investor Class, 1.60%; Class A, 1.50%; Class C, 2.35% and Class I, 1.25%. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 High Yield Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes,


74    MainStay Funds
interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Investor Class, 1.40%; Class A, 1.30%; Class C, 2.15% and Class I, 1.05%. This expense limitation may be modified or terminated only with the approval of the Board of Directors.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the MainStay 130/30 International Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed the following amounts of average daily net assets for each class: Investor Class, 1.70%; Class A, 1.60%; Class C, 2.45% and Class I, 1.35%. These expense limitations may be modified or terminated only with the approval of the Board of Directors.

Under each of the expense limitation agreements discussed above, NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the applicable 130/30 Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the six months ended (for the period date to date for the 130/30 High Yield
Fund) April 30, 2008, NYLIM earned fees from the 130/30 Funds and waived/reimbursed such amounts pursuant to the contractual expense limitations described above as follows:

                                             WAIVED
                                     FEES      FEES
MainStay 130/30 Core Fund        $145,704   $46,005
---------------------------------------------------
MainStay 130/30 Growth Fund        88,114    48,088
---------------------------------------------------
MainStay 130/30 High Yield Fund   160,825    17,313
---------------------------------------------------
MainStay 130/30 International
  Fund                            189,289    66,109
---------------------------------------------------



As of April 30, 2008, the amounts of waived fees subject to possible recoupment by NYLIM, and the related expiration dates are as follows:

                               OCTOBER 31,
                              2010      2011      TOTAL
MainStay 130/30 Core Fund   $59,640   $46,005   $105,645
--------------------------------------------------------
MainStay 130/30 Growth
  Fund                       63,866    48,088    111,954
--------------------------------------------------------
MainStay 130/30 High Yield
  Fund                           --    17,313     17,313
--------------------------------------------------------
MainStay 130/30
  International Fund         47,667    66,109    113,776
--------------------------------------------------------



Between June 29, 2007 and April 1, 2008, NYLIM had a written expense limitation agreements that set the expense limitations for the MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund at 2.25% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement.

Between December 14, 2007 and April 1, 2008, NYLIM had a written expense limitation agreements that set the expense limitations for the MainStay 130/30 High Yield Fund at 2.05% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement.

Between September 28, 2007 and April 1, 2008, NYLIM had a written expense limitation agreements that set the expense limitations for the MainStay 130/30 International Fund at 2.35% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to Investor Class, Class A and Class C shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Funds' Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Funds, for distribution or service activities as designated by the Distributor. Pursuant to the

                                                   mainstayinvestments.com    75

Class C Plans, each applicable Fund pays the Distributor a monthly distribution fee, which is an expense of the Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Funds' Class C shares. The Plans provide that the Class C shares of the Funds also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class C shares of the Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on the sales of Investor Class and Class A shares for the six months ended were the following:

 MAINSTAY 130/30 CORE FUND
Investor Class                          $  5
--------------------------------------------
Class A                                  206
--------------------------------------------




 MAINSTAY 130/30 GROWTH FUND
Investor Class                          $ 22
--------------------------------------------
Class A                                  600
--------------------------------------------




 MAINSTAY 130/30 INTERNATIONAL FUND
Investor Class                          $ 91
--------------------------------------------
Class A                                  484
--------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds, for the six months ended (for the period date to date for the 130/30 High Yield Fund) April 30, 2008, were as follows:

MainStay 130/30 Core Fund               $3,324
----------------------------------------------
MainStay 130/30 Growth Fund              3,472
----------------------------------------------
MainStay 130/30 High Yield Fund          2,390
----------------------------------------------
MainStay 130/30 International Fund       3,038
----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008 New York Life and its affiliates held beneficially shares of the 130/30 Funds with the following values and percentages of net assets as follows:

 MAINSTAY 130/30 CORE FUND
Investor Class                 $    24,971    40.2%
--------------------------------------------------
Class A                             21,675     5.5
--------------------------------------------------
Class C                             21,550     9.4
--------------------------------------------------
Class I                         21,631,650    43.0
--------------------------------------------------




 MAINSTAY 130/30 GROWTH FUND
Investor Class                 $    25,362    34.2%
--------------------------------------------------
Class A                             24,500    10.1
--------------------------------------------------
Class C                             24,350    11.9
--------------------------------------------------
Class I                         10,137,205    64.5
--------------------------------------------------




 MAINSTAY 130/30 HIGH YIELD FUND
Investor Class                 $    25,585    60.5%
--------------------------------------------------
Class A                             24,750    49.0
--------------------------------------------------
Class C                             24,796   100.0
--------------------------------------------------
Class I                         49,550,440    44.0
--------------------------------------------------




 MAINSTAY 130/30 INTERNATIONAL FUND
Investor Class                 $    25,458    28.4%
--------------------------------------------------
Class A                             22,315    25.3
--------------------------------------------------
Class C                             22,216    29.4
--------------------------------------------------
Class I                         10,312,986    26.0
--------------------------------------------------



(G) OTHER. Pursuant to a Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Council of NYLIM are payable directly by the Funds. For the six months ended (for the period date to date for the 130/30 High Yield Fund) April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay 130/30 Core Fund               $  551
----------------------------------------------
MainStay 130/30 Growth Fund                463
----------------------------------------------
MainStay 130/30 High Yield Fund          1,183
----------------------------------------------
MainStay 130/30 International Fund         890
----------------------------------------------






76    MainStay Funds

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $509,599 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Core Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 CORE FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015                $509




At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $938,734 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 Growth Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

MAINSTAY 130/30 GROWTH FUND

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2015                $939




NOTE 5--FOREIGN CURRENCY AND SWAPS:

Foreign Currency held at April 30, 2008:

MAINSTAY 130/30 HIGH YIELD FUND

                           CURRENCY       COST      VALUE
Euro                       E562,449   $896,987   $878,237
---------------------------------------------------------



MAINSTAY 130/30 INTERNATIONAL FUND

                            CURRENCY         COST        VALUE
Euro                  E       13,268   $   21,017   $   20,717
Hong Kong Dollar      HKD     52,979        6,797        6,798
Pound Sterling        L    4,014,635    8,138,415    7,982,299
Singapore Dollar      S$       1,657        1,224        1,222
Swiss Franc           CHF        219          216          211
--------------------------------------------------------------
                                       $8,167,669   $8,011,247
--------------------------------------------------------------



Swap Agreements held at April 30, 2008:

MAINSTAY 130/30 INTERNATIONAL FUND

                                  NOTIONAL   NET UNREALIZED
                                    AMOUNT     APPRECIATION
Agreement to receive the
  monthly return on the
  GBP-LIBOR multiplied by
  the notional amount and
  pay the total return on
  a custom basket of GBP
  equity securities; in
  addition receive the
  monthly return on a
  second custom basket of
  GBP equity securities
  and pay the monthly
  return on the GBP-LIBOR
  multiplied by the
  notional amount
  Counterparty: Morgan
  Stanley International
  PLC
  Expiration
  Date:10/15/09              L   5,956,600         $134,257
-----------------------------------------------------------
Total Swap Agreements        L   5,956,600         $134,257
-----------------------------------------------------------



NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 7--LINE OF CREDIT:

The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Funds on the line of credit during the six months ended April 30, 2008.


                                                   mainstayinvestments.com    77

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the six months ended (for the period date to date for the 130/30 High Yield
Fund) April 30, 2008, purchases and sales of securities, other than short-term securities, were as follows:

                              MAINSTAY 130/30           MAINSTAY 130/30           MAINSTAY 130/30          MAINSTAY 130/30
                                 CORE FUND                GROWTH FUND             HIGH YIELD FUND         INTERNATIONAL FUND
                           PURCHASES       SALES     PURCHASES       SALES     PURCHASES      SALES     PURCHASES       SALES
U.S Government
Securities                   $    --     $    --       $    --     $    --      $     --     $   --       $    --     $    --
-----------------------------------------------------------------------------------------------------------------------------
All others                    71,834      35,926        34,766      36,889       117,336      3,032        78,643      46,801
-----------------------------------------------------------------------------------------------------------------------------
Total                        $71,834     $35,926       $34,766     $36,889      $117,336     $3,032       $78,643     $46,801
-----------------------------------------------------------------------------------------------------------------------------



NOTE 9--CAPITAL SHARE TRANSACTIONS:

MAINSTAY 130/30 CORE FUND:

 INVESTOR CLASS                   SHARES    AMOUNT
Period ended April 30, 2008*:
Shares sold                        2,880   $25,000
Shares redeemed                     (241)   (2,071)
                                  ----------------
Net increase in shares
  outstanding before conversion    2,639    22,929
Shares converted from Class A
  (See Note 1)                     4,529    37,274
                                  ----------------
Net increase                       7,168   $60,203
                                  ================



* Investor Class shares were first offered on February 28, 2008.


 CLASS A                          SHARES     AMOUNT
Six months ended April 30, 2008:
Shares sold                       21,035   $185,936
Shares issued to shareholders in
  reinvestment of dividends           24        217
Shares redeemed                   (7,743)   (69,518)
                                  -----------------
Net increase in shares
  outstanding before conversion   13,316    116,635
Shares reacquired upon
  conversion into Investor Class
  (See Note 1)                    (4,535)   (37,274)
                                  -----------------
Net increase                       8,781   $ 79,361
                                  =================
Year ended October 31, 2007:
Shares sold                       36,927   $359,517
Shares redeemed                       (1)       (10)
                                  -----------------
Net increase                      36,926   $359,507
                                  =================





 CLASS C                          SHARES     AMOUNT
Six months ended April 30, 2008:
Shares sold                       22,912   $200,268
                                  -----------------
Net increase                      22,912   $200,268
                                  =================
Year ended October 31, 2007:
Shares sold                        3,630   $ 35,021
Shares redeemed                       (1)       (10)
                                  -----------------
Net increase                       3,629   $ 35,011
                                  =================




 CLASS I                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                    3,301,024   $28,113,489
Shares issued to shareholders
  in reinvestment of
  dividends                           22           203
Shares redeemed                   (2,101)      (18,337)
                               -----------------------
Net increase                   3,298,945   $28,095,355
                               =======================
Year ended October 31, 2007:
Shares sold                    2,500,604   $25,003,772
Shares redeemed                       (1)          (10)
                               -----------------------
Net increase                   2,500,603   $25,003,762
                               =======================



MAINSTAY 130/30 GROWTH FUND:

 INVESTOR CLASS                   SHARES    AMOUNT
Period ended April 30, 2008*:
Shares sold                        2,425   $23,554
Shares converted from Class A
  (See Note 1)                     5,136    48,173
                                  ----------------
Net increase                       7,561   $71,727
                                  ================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES      AMOUNT
Six months ended April 30,
  2008:
Shares sold                       16,154   $ 163,210
Shares redeemed                  (31,003)   (309,929)
                                 -------------------
Net decrease in shares
  outstanding before conversion  (14,849)   (146,719)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)              (5,136)    (48,173)
                                 -------------------
Net decrease                     (19,985)  $(194,892)
                                 ===================
Year ended October 31, 2007:
Shares sold                       45,487   $ 461,995
Shares redeemed                     (637)     (6,331)
                                 -------------------
Net increase                      44,850   $ 455,664
                                 ===================






78    MainStay Funds

 CLASS C                          SHARES     AMOUNT
Six months ended April 30, 2008:
Shares sold                       14,331   $146,310
                                  -----------------
Net increase                      14,331   $146,310
                                  =================
Year ended October 31, 2007:
Shares sold                        6,696   $ 67,344
Shares redeemed                       (1)       (10)
                                  -----------------
Net increase                       6,695   $ 67,334
                                  =================




 CLASS I                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                      181,060   $ 1,789,234
Shares redeemed                 (301,880)   (2,909,372)
                               -----------------------
Net decrease                    (120,820)  $(1,120,138)
                               =======================
Year ended October 31, 2007:
Shares sold                    1,721,404   $17,592,873
Shares redeemed                     (652)       (6,510)
                               -----------------------
Net increase                   1,720,752   $17,586,363
                               =======================



MAINSTAY 130/30 HIGH YIELD FUND**:

 INVESTOR CLASS                   SHARES    AMOUNT
Period ended April 30, 2008:
Shares sold                        2,541   $25,002
Shares issued to shareholders in
  reinvestment of dividends           38       374
                                  ----------------
Net increase in shares
  outstanding before conversion    2,579    25,376
Shares converted from Class A
  (see Note 1)                     1,684    16,433
                                  ----------------
Net increase                       4,263   $41,809
                                  ================




 CLASS A                          SHARES     AMOUNT
Period ended April 30, 2008:
Shares sold                        7,215   $ 71,080
Shares issued to shareholders in
  reinvestment of dividends           64        620
Shares redeemed                     (505)    (5,000)
                                  -----------------
Net increase in shares
  outstanding before conversion    6,774     66,700
Shares reaquired upon conversion
  into Investor Class (see Note
  1)                              (1,684)   (16,433)
                                  -----------------
Net increase                       5,090   $ 50,267
                                  =================




 CLASS C                          SHARES    AMOUNT
Period ended April 30, 2008:
Shares sold                        2,500   $25,000
                                  ----------------
Net increase                       2,500   $25,000
                                  ================




 CLASS I                          SHARES         AMOUNT
Period ended April 30, 2008:
Shares sold                   11,359,915   $112,896,294
Shares redeemed                     (397)        (3,933)
                              -------------------------
Net increase                  11,359,518   $112,892,361
                              =========================




** Class A, Class C and Class I shares were first offered on December 14, 2007.
   Investor Class shares were first offered on February 28, 2008.

MAINSTAY 130/30 INTERNATIONAL FUND:

 INVESTOR CLASS                   SHARES    AMOUNT
Period ended April 30, 2008*:
Shares sold                        4,631   $40,441
Shares redeemed                     (597)   (5,136)
                                  ----------------
Net increase in shares
  outstanding before conversion    4,034    35,305
Shares converted from Class A
  (see Note 1)                     6,057    51,181
                                  ----------------
Net increase                      10,091   $86,486
                                  ================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES     AMOUNT
Six months ended April 30, 2008:
Shares sold                       13,157   $116,407
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                       17        163
Shares redeemed                     (255)    (2,396)
                                  -----------------
Net increase in shares
  outstanding before conversion   12,919    114,174
Shares reaquired upon conversion
  into Investor Class (see Note
  1)                              (6,064)   (51,181)
                                  -----------------
Net increase                       6,855   $ 62,993
                                  =================
Year ended October 31, 2007:
Shares sold                        3,056   $ 30,589
Shares redeemed                       (1)       (10)
                                  -----------------
Net increase                       3,055   $ 30,579
                                  =================




 CLASS C                          SHARES    AMOUNT
Six months ended April 30, 2008:
Shares sold                        5,863   $55,113
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                       23       215
                                  ----------------
Net increase                       5,886   $55,328
                                  ================
Year ended October 31, 2007:
Shares sold                        2,647   $26,514
Shares redeemed                       (1)      (10)
                                  ----------------
Net increase                       2,646   $26,504
                                  ================




 CLASS I                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                    3,315,166   $31,715,428
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     16,527       160,971
Shares redeemed                  (28,852)     (248,844)
                               -----------------------
Net increase                   3,302,841   $31,627,555
                               =======================
Year ended October 31, 2007:
Shares sold                    1,153,659   $11,536,593
Shares redeemed                       (2)          (26)
                               -----------------------
Net increase                   1,153,657   $11,536,567
                               =======================





                                                   mainstayinvestments.com    79

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Funds do not believe the adoption of SFAS No. 157, effective for the Funds for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Funds' financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



80    MainStay Funds

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY 130/30 INTERNATIONAL FUND

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of its directors who are not "interested persons" of the fund, as defined by the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreement. At its meeting on June 7, 2007, the Board of Directors of Eclipse Funds Inc. ("Board"), including a majority of the Independent Directors, unanimously approved the management agreement for the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, and MainStay 130/30 International Fund ("Funds").

In considering the approval of the management agreement for the Funds, the Board examined the nature, extent and quality of the services that New York Life Investment Management LLC ("NYLIM") proposed to provide to the Funds. In this regard, the Board evaluated NYLIM's experience in serving as manager of other mutual funds under the Board's supervision, together with its experience in servicing a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM who would provide investment management and administrative services specifically to the Funds, as well as NYLIM's reputation and financial condition. The Board noted recent staff additions in NYLIM's senior management and other personnel responsible for mutual fund operations, and resource enhancements supporting NYLIM's ability to deliver services to the Funds--particularly within NYLIM Equity Investors Group, the investment group within NYLIM that would manage the Funds. The Board also considered NYLIM's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment. In addition, the Board noted that NYLIM also is responsible for paying the salaries and expenses for substantially all of the Funds' officers. The Board considered the scope and quality of NYLIM's services to be provided to the Funds' shareholders, through its affiliate NYLIM Service Company LLC, and its reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. Based on these considerations, the Board concluded that the Funds are likely to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

In connection with the foregoing considerations, the Board noted that the Funds had no investment performance track record since the Funds had not yet been offered to shareholders. The Board discussed with management the Funds' investment processes and considered its experience with the Funds' portfolio management teams, some of which currently manage other mutual funds overseen by the Board. The Board also considered information presented to the Board on NYLIM's proposed investment strategy and investment processes for the Funds. Based on these considerations, the Board concluded that the Funds were likely to be managed responsibly and capably by NYLIM.

In evaluating the management fees proposed to be paid by the Funds in an amount equal to 1.00% of the average daily net assets of each Fund (1.10% for the MainStay 130/30 International Fund), the Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, and the fees and expenses of other outside mutual funds, that follow investment strategies similar to the Funds. In addition, the Board considered NYLIM's agreement to contractually limit the Funds' total operating expenses. The Board also considered that, in addition to the fees that NYLIM would earn as the Funds' manager, NYLIM affiliates would also earn revenues from serving the Funds in various other capacities, including as transfer agent and distributor. In addition, the Board recognized the benefits to NYLIM from legally permitted "soft dollar" arrangements by which brokers might provide research and other services to NYLIM in exchange for commissions paid by the Funds with respect to trades on a Fund's portfolio securities. Based on these considerations, the Board concluded that the management fees were reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether each Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM showing that each Fund's management fee and other expenses were anticipated to remain competitive as the Fund's assets hypothetically increase over time. Based on this information, the Board concluded that the Funds' current expense structure reflects reasonable economies of scale for the benefit of investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds' expense structure as the Funds grow.

In addition, the Board considered information provided by NYLIM on the projected costs associated with managing the Funds and the anticipated profitability of the Funds to NYLIM. It considered NYLIM's investments in personnel and systems necessary to manage the Funds. The Board also considered the profitability that may be realized by NYLIM and its affiliates due to their overall relationship with the Funds, while noting that profitability information for new funds generally is speculative. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM, if any, were reasonable.


                                                   mainstayinvestments.com    81

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Directors, concluded that the terms of the management agreements for the Funds were reasonable, and that approval of the management agreement was in the best interests of the Funds.

MAINSTAY 130/30 HIGH YIELD FUND

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of directors, including a majority of its directors who are not "interested persons" of the fund, as defined by the 1940 Act ("Independent Directors"), review and approve the fund's investment advisory agreement. At its meeting on December 7, 2007, the Board of Directors of Eclipse Funds Inc. ("Board"), including a majority of the Independent Directors, unanimously approved the management and subadvisory agreements for the MainStay 130/30 High Yield Fund ("Fund").

In considering the approval of the management and subadvisory agreements for the Fund, the Board examined the nature, extent and quality of the services that the manager, New York Life Investment Management LLC ("NYLIM"), and subadviser, MacKay Shields LLC ("MacKay Shields"), a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC, an affiliate of NYLIM, proposed to provide to the Fund. In this regard, the Board evaluated NYLIM's and MacKay Shields' experience in serving as manager of other mutual funds under the Board's supervision, together with their experience in servicing a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM and MacKay Shields who would provide investment management and administrative services specifically to the Fund, as well as NYLIM's reputation and financial condition. The Board noted recent staff additions in NYLIM's and MacKay Shields' senior management and other personnel responsible for mutual fund operations, and resource enhancements supporting NYLIM's ability to deliver services to the Fund. The Board also considered NYLIM's and MacKay Shields' performance in fulfilling their responsibilities for overseeing the Fund's legal and compliance environment. In addition, the Board noted that NYLIM also is responsible for paying the salaries and expenses of the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Family of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. Based on these considerations, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of these services as a result of NYLIM's and MacKay Shields' experience, personnel, operations and resources.

In connection with the foregoing considerations, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to shareholders. The Board discussed with management and the Fund's proposed portfolio management team the Fund's investment processes, strategies and risks. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MacKay Shields.

In evaluating the management fees proposed to be paid by the Fund in an amount equal to 0.90% of the average daily net assets of the Fund, the Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, and the fees and expenses of other outside mutual funds, that follow investment 130/30 strategies similar to the Fund. The Board noted, however, that it had not identified an outside mutual fund that managed high yield assets in a 130/30 strategy. In addition, the Board considered NYLIM's agreement to contractually limit the Fund's total operating expenses. The Board also considered that, in addition to the fees that NYLIM would earn as the Fund's manager, NYLIM affiliates would also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. In addition, the Board recognized the benefits to NYLIM from legally permitted "soft dollar" arrangements by which brokers might provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on a Fund's portfolio securities. Based on these considerations, the Board concluded that the management and subadvisory fees were reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board noted that the Fund is a new fund following a unique investment strategy, and that it therefore is difficult to predict future asset growth for the Fund. Based on this information, the Board concluded that the Fund's current expense structure reflects reasonable economies of scale for the benefit of investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows.

In addition, the Board considered information provided by NYLIM on the projected costs associated with managing the


82    MainStay Funds

Fund and the anticipated profitability of the Fund to NYLIM and its affiliates (including MacKay Shields). It considered NYLIM's and MacKay Shields' investments in personnel and systems necessary to manage the Fund. The Board also considered the profitability that may be realized by NYLIM and its affiliates due to their overall relationship with the Fund, while noting that profitability information for new funds generally is speculative. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM, if any, were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Directors, concluded that the terms of the management agreements for the Fund were reasonable, and that approval of the management agreements was in the best interests of the Fund.


                                                   mainstayinvestments.com    83

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Company is required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



84    MainStay Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO13114         (RECYCLE LOGO)          MS156-08          MS30ALL10-06/08
                                                                          C2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 FLOATING RATE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT


Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 FLOATING RATE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       21
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        35
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       35

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(1)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -5.02%   -4.83%      2.29%
Excluding sales charges     -2.08    -1.88       3.07




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                       CREDIT SUISSE
                                 MAINSTAY FLOATING    LEVERAGED LOAN
                                     RATE FUND             INDEX
                                 -----------------    --------------
5/3/04                                 9700.00           10000.00
                                      10042.00           10505.00
                                      10525.00           11200.00
                                      11158.00           12026.00
4/30/08                               10948.00           11624.00






CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -5.02%   -4.82%      2.29%
Excluding sales charges     -2.08    -1.88       3.07




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    CREDIT SUISSE
              MAINSTAY FLOATING    LEVERAGED LOAN
                  RATE FUND             INDEX
              -----------------    --------------
5/3/04             24250.00           25000.00
                   25105.00           26262.00
                   26313.00           28000.00
                   27896.00           30065.00
4/30/08            27372.00           29061.00






CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -5.30%   -5.39%      2.12%
Excluding sales charges     -2.45    -2.62       2.33




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                    CREDIT SUISSE
              MAINSTAY FLOATING    LEVERAGED LOAN
                  RATE FUND             INDEX
              -----------------    --------------
5/3/04              10000               10000
                    10276               10505
                    10701               11200
                    11261               12026
4/30/08             10874               11624





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 3.00%, if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate, and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -3.40%   -3.44%      2.33%
Excluding sales charges     -2.45    -2.51       2.33




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                       CREDIT SUISSE
                                 MAINSTAY FLOATING    LEVERAGED LOAN
                                     RATE FUND             INDEX
                                 -----------------    --------------
5/3/04                                10000.00           10000.00
                                      10275.00           10505.00
                                      10700.00           11200.00
                                      11248.00           12026.00
4/30/08                               10965.00           11624.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE       SINCE
TOTAL RETURNS     MONTHS     YEAR    INCEPTION
----------------------------------------------
                   -1.92%   -1.54%      3.36%





(PERFORMANCE GRAPH)

                                    CREDIT SUISSE
              MAINSTAY FLOATING    LEVERAGED LOAN
                  RATE FUND             INDEX
              -----------------    --------------
5/3/04             10000.00           10000.00
                   10379.00           10505.00
                   10916.00           11200.00
                   11594.00           12026.00
4/30/08            11415.00           11624.00







 BENCHMARK PERFORMANCE                         SIX      ONE       SINCE
                                             MONTHS     YEAR    INCEPTION
-------------------------------------------------------------------------------
Credit Suisse Leveraged Loan Index(2)         -3.50%   -3.34%      3.83%
Average Lipper loan participation fund(3)     -3.52    -3.37       2.99



   recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (May 3, 2004) through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.

2. The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




6    MainStay Floating Rate Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,035.20        $1.91          $1,006.59         $1.89
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  979.20        $5.02          $1,019.79         $5.12
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  975.50        $8.79          $1,015.96         $8.97
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  975.50        $8.79          $1,015.96         $8.97
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  980.80        $3.40          $1,021.43         $3.47
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.11% for Investor Class, 1.02% for Class A, 1.79% for Class B and Class C and 0.69% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.57 and the ending account value would have been $1,019.34.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

Floating Rate Loans                             83.80
Short-Term Investments                          11.00
Foreign Floating Rate Loans                      4.70
Corporate Bonds                                  0.60
Common Stocks                                   0.00*
Liabilities in Excess of Cash and Other
  Assets                                        (0.10)





* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  TXU Corp., 6.579%-6.583%, due 10/10/14
    2.  First Data Corp., 5.355%-5.624%, due
        9/24/14
    3.  Graphic Packaging International, Inc.,
        4.795%- 5.482% due 5/16/14
    4.  CB Richard Ellis Services, Inc., 4.30%,
        due 12/20/13
    5.  Georgia-Pacific Corp., 4.684%-4.727%,
        due 12/20/12
    6.  Discovery Communications Holdings LLC,
        4.696%,
        due 5/14/14
    7.  TPF Generation Holdings LLC,
        2.596%-6.946%
        due 12/16/11-12/15/14
    8.  Nielsen Finance LLC, 5.346%, due 8/9/13
    9.  INEOS U.S. Finance LLC, 4.64%-5.385%,
        due 12/17/12-12/16/14
   10.  USPF Holdings LLC, 4.446%-4.466%, due
        4/11/14







8    MainStay Floating Rate Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER ROBERT H. DIAL OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY FLOATING RATE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Floating Rate Fund returned -2.08% for Investor Class shares,(1) -2.08% for Class A shares, -2.45% for Class B shares and -2.45% for Class C shares during the six months ended April 30, 2008. Over the same period, Class I shares returned -1.92%. All share classes outperformed the -3.52% return of the average Lipper(2) loan participation fund and the -3.50% return of the Credit Suisse Leveraged Loan Index(3) for the six months ended April 30, 2008. The Credit Suisse Leveraged Loan Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, most of the floating-rate loans in the Credit Suisse Leveraged Loan Index experienced significant price declines. Although most of the loans in the Fund also experienced price declines, the magnitude was less pronounced because the Fund was underweight in riskier assets, which declined more significantly. In addition, the Fund held a cash position of 10% or higher during the reporting period. These factors contributed positively to the Fund's performance relative to the benchmark.

WHAT ARE SOME OF THE CHARACTERISTICS OF THE LOANS IN THE FUND DURING THE REPORTING PERIOD?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years, but the loans' underlying interest-rate contracts, which are typically pegged to LIBOR,(4) may reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Fund at the end of the six-month reporting period was 48 days. This means that if short-term interest rates were to increase, the Fund would "catch up" within 48 days and thus increase the yield it would pay to investors.

WHAT WERE THE FUND'S LARGEST INDUSTRY CONCENTRATIONS DURING THE REPORTING PERIOD AND HOW DID THEY COMPARE WITH THE FUND'S BENCHMARK?

As of April 30, 2008, the largest industry concentrations in the Fund were diversified media, health care, utilities, and chemicals. As of the same date, the Fund was overweight relative to the Credit Suisse Leveraged Loan Index in diversified media, utilities, and chemicals, and underweight in health care.


Floating-rate funds are generally considered to have speculative characteristics that may involve risk of default on principal and interest and risks associated with collateral impairment, non-diversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
4. London Interbank Offered Rates (LIBOR) are interest rates that are widely used as reference rates in bank, corporate, and government lending agreements.

                                                    mainstayinvestments.com    9

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was most heavily weighted to loans rated BB,(5) but loans rated B also constituted a significant portion of the Fund. The Fund remained significantly underweight relative to the Credit Suisse Leveraged Loan Index in loans rated CCC and below and unrated issues. At the end of the reporting period, the Fund held less than 2.5% of its total net assets in loans rated CCC and below and unrated issues, compared with more than a 19% weighting in the Index.



5. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Floating Rate Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                    PRINCIPAL
                                       AMOUNT           VALUE
LONG-TERM INVESTMENTS (89.1%)+
CORPORATE BONDS (0.6%)
-------------------------------------------------------------

PACKAGING & CONTAINERS (0.2%)
Berry Plastics Holding Corp.
  8.875%, due 9/15/14             $ 1,500,000   $   1,402,500
                                                -------------


TELECOMMUNICATIONS (0.4%)
Qwest Corp.
  6.05%, due 6/15/13 (a)            3,000,000       2,872,500
                                                -------------
Total Corporate Bonds
  (Cost $4,505,221)                                 4,275,000
                                                -------------



FLOATING RATE LOANS (83.8%) (B)
-------------------------------------------------------------

AEROSPACE & DEFENSE (3.1%)
Axletech International
  Holdings, Inc.
  Tranche B Term Loan
  4.719%, due 10/19/12              1,571,429       1,477,143
  2nd Lien Term Loan
  9.19%, due 4/22/13                1,000,000         920,000
Hexcel Corp.
  Tranche B Term Loan
  4.535%, due 3/1/12                2,431,412       2,334,155
Oshkosh Truck Corp.
  Term Loan B
  4.76%, due 12/6/13                3,935,113       3,762,405
Spirit Aerosystems, Inc.
  Term Loan B
  4.568%, due 9/30/13               3,563,298       3,503,167
Transdigm, Inc.
  Term Loan
  4.655%, due 6/23/13               5,250,000       4,987,500
Vought Aircraft Industries,
  Inc.
  Tranche B Letter of Credit
  4.953%, due 12/22/10                560,000         519,400
  Term Loan
  5.12%, due 12/22/11               4,362,353       4,100,612
                                                -------------
                                                   21,604,382
                                                -------------

AUTOMOBILE (4.1%)
Accuride Corp.
  Term Loan
  6.244%, due 1/31/12               2,142,727       2,065,053
Allison Transmission, Inc.
  Term Loan B
  5.573%, due 8/7/14                4,975,000       4,657,844
DaimlerChrysler Financial
  Services Americas LLC
  Term Loan
  6.80%, due 8/3/12                 3,980,000       3,612,956
Dayco Products LLC
  Tranche B Term Loan
  7.351%, due 6/21/11               2,504,183       1,947,002
Delphi Corp.
  DIP Term Loan C
  6.875%, due 7/1/08                2,000,000       2,006,428
Ford Motor Co.
  Term Loan
  5.80%, due 12/16/13               2,984,887       2,740,499
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  4.54%, due 4/30/14                3,250,000       3,072,875
Key Safety Systems, Inc.
  1st Lien Term Loan
  4.982%, due 3/8/14                3,707,538       3,021,643
Tenneco, Inc.
  Tranche B Credit Linked
  Deposit
  4.20%, due 3/17/14                2,361,559       2,125,403
Tower Automotive
  Term Loan
  7.315%, due 7/31/13 (c)           1,709,182       1,418,621
TRW Automotive, Inc.
  Term Loan B1
  4.467%, due 2/9/14                1,826,200       1,764,566
United Components, Inc.
  Term Loan D
  5.055%, due 6/29/12                 603,874         582,738
                                                -------------
                                                   29,015,628
                                                -------------

BEVERAGE, FOOD & TOBACCO (4.0%)
American Seafoods Group LLC
  Term Loan A
  4.363%, due 9/30/11 (c)           2,608,992       2,400,273
  Tranche B1 Term Loan
  4.613%, due 9/28/12 (c)             319,043         296,710
  Tranche B2 Term Loan
  4.613%, due 9/28/12 (c)           1,164,640       1,083,115
BF Bolthouse HoldCo LLC
  1st Lien Term Loan
  5.00%, due 12/17/12               1,612,875       1,525,510
  2nd Lien Term Loan
  8.196%, due 12/16/13                330,000         305,250


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 11

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Constellation Brands, Inc.
  New Term Loan B
  4.912%, due 6/5/13              $ 5,040,000   $   4,904,999
Dean Foods Co.
  Tranche B Term Loan
  4.453%, due 4/2/14                2,690,169       2,557,528
Del Monte Corp.
  Term Loan B
  4.407%, due 2/8/12                2,799,098       2,748,946
Dole Food Co., Inc.
  Credit Link Deposit
  2.58%, due 4/12/13                  275,662         256,064
  Tranche C Term Loan
  4.833%, due 4/12/13               2,026,117       1,882,071
  Tranche B Term Loan
  5.008%, due 4/12/13                 607,835         564,622
Michael Foods, Inc.
  Term Loan B1
  6.698%, due 11/21/10              1,950,094       1,891,591
OSI Group LLC
  Dutch Term Loan
  4.671%, due 9/2/11                1,072,222         932,833
  German Term Loan
  4.671%, due 9/2/11                  857,778         746,267
  U.S. Term Loan
  4.671%, due 9/2/11                1,930,000       1,679,100
Reddy Ice Group, Inc.
  Term Loan
  4.46%, due 8/12/12                5,500,000       4,702,500
                                                -------------
                                                   28,477,379
                                                -------------

BROADCASTING & ENTERTAINMENT (6.8%)
Atlantic Broadband Finance
  LLC
  Tranche B2 Term Loan
  4.95%, due 9/1/11                 3,937,731       3,656,183
Charter Communications
  Operating LLC
  Existing Term Loan
  4.90%, due 3/6/14                 3,491,250       3,080,665
  Term Loan
  8.50%, due 3/6/14                 2,000,000       1,995,358
CSC Holdings, Inc.
  Incremental Term Loan
  4.477%, due 3/29/13               4,362,761       4,197,796
V  Discovery Communications
  Holdings LLC
  Term Loan B
  4.696%, due 5/14/14               6,451,250       6,237,552
Emmis Operating Co.
  Term Loan B
  4.671%, due 11/1/13                 283,479         244,926
Entravision Communications
  Corp.
  Term Loan
  4.20%, due 3/29/13                4,239,447       3,751,911
Gray Television, Inc.
  Delayed Draw Term Loan
  4.19%, due 12/31/14               4,788,000       4,141,620
Insight Midwest Holdings LLC
  Initial Term Loan
  4.69%, due 4/7/14                 5,905,631       5,599,802
LodgeNet Entertainment Corp.
  Term Loan
  4.70%, due 4/4/14                   980,063         860,005
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche A Term Loan
  4.257%, due 3/31/10               1,545,918       1,385,529
  Tranche D1 Term Loan
  4.52%, due 1/31/15                1,905,433       1,724,417
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  4.446%, due 10/1/12               1,783,221       1,631,648
  Nexstar Term Loan B
  4.649%, due 10/1/12               1,688,147       1,544,654
Univision Communications,
  Inc.
  Initial Term Loan
  5.147%, due 9/29/14               4,000,000       3,360,000
UPC Broadband Holding B.V.
  Term Loan N
  4.459%, due 12/31/14              5,000,000       4,681,250
                                                -------------
                                                   48,093,316
                                                -------------

BUILDINGS & REAL ESTATE (2.2%)
Armstrong World Industries,
  Inc.
  Term Loan
  4.482%, due 10/2/13               1,950,151       1,850,206
V  CB Richard Ellis Services,
  Inc.
  Term Loan B
  4.30%, due 12/20/13               6,961,818       6,335,257
Central Parking Corp.
  Letter of Credit Term Loan
  5.00%, due 5/22/14                  568,966         523,448
  Term Loan
  5.318%, due 5/22/14               1,680,510       1,546,070
General Growth Properties,
  Inc.
  Tranche A1 Term Loan
  4.00%, due 2/24/10                5,055,921       4,562,266
LNR Property Corp.
  Initial Tranche B Term Loan
  6.36%, due 7/12/11                1,031,190         854,599
                                                -------------
                                                   15,671,846
                                                -------------




12 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (4.7%)
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  2.703%, due 4/2/14              $ 1,745,931   $   1,682,641
  Dollar Term Loan
  4.188%, due 4/2/14                1,000,000         963,750
Gentek, Inc.
  1st Lien Term Loan
  4.763%, due 2/28/11               5,274,550       4,852,586
Hercules, Inc.
  Term Loan B
  4.363%, due 10/8/10               2,975,013       2,915,512
Hexion Specialty Chemicals,
  Inc.
  Term Loan C1
  4.938%, due 5/5/13                3,204,187       3,008,933
  Term Loan C2
  5.00%, due 5/5/13                   696,041         653,626
Huntsman International LLC
  New Term Loan B
  4.636%, due 4/21/14               1,474,476       1,422,410
V  INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  4.64%, due 12/17/12               2,688,269       2,381,806
  Tranche B2 Term Loan
  4.885%, due 12/16/13              1,902,983       1,769,774
  Tranche C2 Term Loan
  5.385%, due 12/16/14              1,902,461       1,769,289
ISP Chemco, Inc.
  Term Loan B
  4.688%, due 6/4/14                4,912,875       4,621,173
Kraton Polymers LLC
  Term Loan
  4.75%, due 5/13/13                  957,248         788,533
Polymer Group, Inc.
  Term Loan
  4.921%, due 11/22/12              4,057,533       3,550,341
Texas Petrochemicals L.P.
  Incremental Term Loan B
  5.25%, due 6/27/13                  871,098         805,765
  Term Loan B
  5.359%, due 6/27/13               2,580,790       2,387,231
                                                -------------
                                                   33,573,370
                                                -------------

CONTAINERS, PACKAGING & GLASS (2.2%)
Berry Plastics Corp.
  Term Loan C
  5.095%, due 4/3/15                1,316,575       1,191,913
Crown Americas LLC
  Term B Dollar Loan
  4.815%, due 11/15/12                880,000         840,400
Graham Packaging Holdings Co.
  1st Lien Term Loan
  5.037%, due 10/7/11               3,930,076       3,717,741
V  Graphic Packaging
  International, Inc.
  Term Loan B
  4.795%, due 5/16/14               3,829,384       3,638,447
  Term Loan C
  5.482%, due 5/16/14               3,000,000       2,889,375
Smurfit-Stone Container
  Enterprises, Inc.
  Deposit Fund Commitment
  2.503%, due 11/1/10                 434,977         421,710
  Tranche C1 Term Loan
  4.709%, due 11/1/11                 308,839         299,419
  Tranche B Term Loan
  5.013%, due 11/1/11                 265,522         257,423
  Tranche C Term Loan
  5.029%, due 11/1/11                 576,080         558,510
Solo Cup Co.
  Term Loan B1
  6.298%, due 2/27/11               1,787,735       1,718,140
                                                -------------
                                                   15,533,078
                                                -------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS
  (1.2%)
Appleton Papers, Inc.
  Term Loan B
  4.596%, due 6/5/14                2,382,000       2,187,469
V  Georgia-Pacific Corp.
  New Term Loan B
  4.684%, due 12/20/12              2,962,500       2,837,829
  Term Loan B
  4.727%, due 12/20/12              3,607,776       3,455,950
                                                -------------
                                                    8,481,248
                                                -------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.7%)
Electrical Components
  International Holdings
  1st Lien Term Loan
  4.88%, due 5/1/13                 2,643,347       1,903,210
EnerSys Capital, Inc.
  Term Loan
  4.718%, due 3/17/11               4,216,629       3,942,548
Invensys International
  Holdings, Ltd.
  Tranche A Term Loan
  5.039%, due 1/15/11               3,029,144       2,877,687
  Term A Bonding
  5.128%, due 12/15/10              2,720,856       2,593,882
Mueller Water Products, Inc.
  Term Loan
  4.624%, due 5/24/14               4,189,068       3,890,597


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 13

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (CONTINUED)
Sensata Technologies Finance
  Co., LLC
  Term Loan
  4.662%, due 4/26/13             $ 4,391,326   $   3,986,960
                                                -------------
                                                   19,194,884
                                                -------------

DIVERSIFIED/CONGLOMERATE SERVICE (3.5%)
Affiliated Computer Services,
  Inc.
  1st Securities Repurchase
  Increase
  4.795%, due 3/20/13               3,172,633       3,056,635
  Term Loan B
  4.886%, due 3/20/13                 982,412         946,493
Dealer Computer Services,
  Inc.
  1st Lien Term Loan
  4.886%, due 10/26/12              4,208,441       4,008,540
  2nd Lien Term Loan
  8.386%, due 10/26/13                750,000         697,500
V  First Data Corp.
  Term Loan B2
  5.355%, due 9/24/14                 995,000         934,961
  Term Loan B1
  5.624%, due 9/24/14               5,970,000       5,607,323
Language Line LLC
  Term Loan B1
  5.95%, due 6/10/11                1,850,208       1,706,817
SunGard Data Systems, Inc.
  Term Loan
  4.878%, due 2/28/14               4,797,584       4,534,264
VeriFone, Inc.
  Term Loan B
  5.65%, due 10/31/13               1,402,500       1,328,869
Verint Systems, Inc.
  Term Loan B
  6.239%, due 5/25/14               1,876,923       1,651,692
                                                -------------
                                                   24,473,094
                                                -------------

ECOLOGICAL (1.5%)
Allied Waste Industries, Inc.
  Term Loan B
  4.383%, due 3/28/14               1,319,671       1,271,383
Big Dumpster Merger Sub, Inc.
  Delayed Draw Term Loan B
  4.946%, due 2/5/13 (c)              351,491         288,222
  Term Loan B
  4.946%, due 2/5/13 (c)              834,790         684,528
Duratek, Inc.
  Term Loan B
  7.099%, due 6/7/13                  941,209         901,208
EnergySolutions LLC
  Synthetic Letter of Credit
  5.05%, due 6/7/13                   125,786         120,440
  Term Loan
  7.099%, due 6/7/13                1,961,771       1,878,396
IESI Corp.
  Term Loan
  6.142%, due 1/20/12               4,000,000       3,790,000
Synagro Technologies, Inc.
  Term Loan B
  5.067%, due 3/31/14                 992,500         838,663
  2nd Lien Term Loan
  7.82%, due 10/2/14                  750,000         525,000
                                                -------------
                                                   10,297,840
                                                -------------

ELECTRONICS (0.4%)
Freescale Semiconductor, Inc.
  Term Loan B
  4.459%, due 11/29/13              2,947,500       2,544,898
                                                -------------


FINANCE (2.2%)
Brand Energy & Infrastructure
  Services, Inc.
  New Term Loan
  5.014%, due 2/7/14                2,464,055       2,168,368
Hertz Corp. (The)
  Letter of Credit
  2.599%, due 12/21/12                153,131         146,484
  Tranche B Term Loan
  4.224%, due 12/21/12              3,166,071       3,028,635
MSCI, Inc.
  Term Loan
  (zero coupon), due 11/5/14        2,000,000       2,005,000
Rental Services Corp.
  1st Lien Term Loan
  4.479%, due 11/30/12              3,168,795       3,042,043
  2nd Lien Term Loan
  6.23%, due 11/30/13               2,387,522       2,071,175
United Rentals, Inc.
  Tranche B Credit Linked
  Deposit
  2.603%, due 2/14/11                 741,714         720,081
  Initial Term Loan
  5.10%, due 2/14/11                2,219,694       2,154,952
                                                -------------
                                                   15,336,738
                                                -------------

GROCERY (0.5%)
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  5.47%, due 11/3/11                3,922,850       3,663,942
                                                -------------





14 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (10.1%)
Accellent, Inc.
  Term Loan
  5.839%, due 11/22/12            $   693,227   $     597,908
Advanced Medical Optics, Inc.
  Term Loan B
  5.436%, due 4/2/14                1,980,000       1,831,500
AGA Medical Corp.
  Tranche B Term Loan
  4.73%, due 4/28/13                4,580,523       4,122,471
Alliance Imaging, Inc.
  Tranche C1 Term Loan
  5.414%, due 12/29/11              4,406,174       4,174,850
AMR HoldCo, Inc.
  Term Loan
  4.998%, due 2/10/12               3,194,155       3,018,476
Bausch and Lomb, Inc.
  Delayed Draw Term Loan
  3.473%, due 4/24/15 (d)             500,000         492,813
  Term Loan
  5.946%, due 4/24/15               3,990,000       3,932,644
Biomet, Inc.
  Term Loan B
  5.696%, due 3/25/15               4,975,000       4,873,425
Community Health Systems,
  Inc.
  New Term Loan B
  5.335%, due 7/25/14               5,932,366       5,676,248
DaVita, Inc.
  Tranche B1 Term Loan
  4.235%, due 10/5/12               1,130,815       1,079,671
Gentiva Health Services, Inc.
  Term Loan B
  4.542%, due 3/31/13               2,513,514       2,318,716
HCA, Inc.
  Term Loan B
  4.946%, due 11/18/13              4,957,449       4,700,996
Health Management Associates,
  Inc.
  Term Loan B
  4.446%, due 2/28/14               4,108,233       3,781,041
HealthSouth Corp.
  Term Loan B
  5.23%, due 3/10/13                1,564,471       1,480,381
LifePoint Hospitals, Inc.
  Term Loan B
  4.71%, due 4/15/12                2,288,385       2,192,083
Mylan Laboratories, Inc.
  Term Loan B
  6.027%, due 10/2/14               1,995,000       1,952,052
Quintiles Transnational Corp.
  Term Loan B
  4.70%, due 3/31/13                1,470,000       1,381,800
  2nd Lien Term Loan C
  6.70%, due 3/31/14                  500,000         475,000
Rural/Metro Operating Co.,
  LLC
  LC Facility Deposits
  2.25%, due 3/4/11                   411,765         374,706
  Term Loan B1
  7.913%, due 3/4/11                  976,471         888,588
Select Medical Corp.
  Term Loan B
  5.058%, due 2/24/12               5,309,263       4,820,811
Sun Healthcare Group, Inc.
  Synthetic Letter of Credit
  2.596%, due 4/19/14                 413,793         376,552
  Delayed Draw Term Loan B
  4.853%, due 4/19/14                 260,840         237,364
  Term Loan B
  4.963%, due 4/19/14               1,823,098       1,659,019
Sunrise Medical Holdings,
  Inc.
  Term Loan B1
  7.085%, due 5/13/10 (c)           2,694,167       2,155,333
U.S. Oncology, Inc.
  Term Loan B
  5.596%, due 8/20/11               5,423,757       5,247,485
Vanguard Health Holding Co.
  LLC
  Replacement Term Loan
  5.134%, due 9/23/11               4,269,603       4,102,375
Warner Chilcott Corp.
  Tranche C Term Loan
  4.725%, due 1/18/12                 920,293         881,180
  Tranche B Term Loan
  4.843%, due 1/18/12               3,111,182       2,978,957
                                                -------------
                                                   71,804,445
                                                -------------

HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER
  PRODUCTS (1.8%)
Jarden Corp.
  Term Loan B1
  4.446%, due 1/24/12               3,630,977       3,442,370
  Term Loan B2
  4.446%, due 1/24/12                 382,057         362,212
  Additional Term Loan
  5.196%, due 1/24/12                 992,500         967,688
National Bedding Co. LLC
  1st Lien Term Loan
  4.741%, due 2/28/13               2,918,062       2,305,269
  2nd Lien Term Loan
  7.696%, due 2/28/14               1,000,000         690,000


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 15

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
HOME & OFFICE FURNISHINGS, HOUSEWARES, &
  DURABLE CONSUMER PRODUCTS (CONTINUED)
Sealy Mattress Co.
  Term Loan E
  4.146%, due 8/25/12             $ 1,500,689   $   1,380,634
Simmons Bedding Co.
  Tranche D Term Loan
  5.61%, due 12/19/11               3,738,185       3,326,984
                                                -------------
                                                   12,475,157
                                                -------------

HOTELS, MOTELS, INNS & GAMING (1.0%)
Penn National Gaming, Inc.
  Term Loan B
  4.929%, due 10/3/12               3,824,966       3,688,437
Venetian Casino Resort,
  LLC/Las Vegas Sands, Inc.
  Term Loan B
  4.45%, due 5/23/14                3,860,368       3,541,448
                                                -------------
                                                    7,229,885
                                                -------------

INSURANCE (0.1%)
HUB International Holdings,
  Inc.
  Delayed Draw Term Loan
  4.402%, due 6/13/14 (d)             139,670         124,307
  Initial Term Loan
  5.196%, due 6/13/14                 799,661         711,699
                                                -------------
                                                      836,006
                                                -------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (5.8%)
Affinity Group, Inc.
  Term Loan
  5.399%, due 6/24/09 (c)           2,490,947       2,266,761
AMC Entertainment, Inc.
  Term Loan
  4.636%, due 1/26/13               2,403,852       2,264,772
Bombardier Recreational
  Products, Inc.
  Term Loan
  5.32%, due 6/28/13                4,556,962       4,013,923
Cedar Fair, L.P.
  U.S. Term Loan
  4.863%, due 8/30/12               4,912,500       4,664,144
Cinemark USA, Inc.
  Term Loan
  4.664%, due 10/5/13               3,954,366       3,762,208
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  4.65%, due 3/16/12                5,882,456       5,161,855
Metro-Goldwyn-Mayer Studios,
  Inc.
  Tranche B Term Loan
  5.946%, due 4/8/12                4,766,877       3,791,159
Regal Cinemas Corp.
  Term Loan
  4.196%, due 10/27/13              3,295,807       3,122,777
Six Flags Theme Parks, Inc.
  Tranche B Term Loan
  5.203%, due 4/30/15               5,508,375       4,885,240
Town Sports International,
  Inc.
  Term Loan
  4.50%, due 2/27/14                1,485,000       1,262,250
Universal City Development
  Partners, Ltd.
  Term Loan
  4.633%, due 6/9/11                1,729,792       1,682,222
WMG Acquisition Corp.
  Term Loan
  4.982%, due 2/28/11               4,798,561       4,405,679
                                                -------------
                                                   41,282,990
                                                -------------

MACHINERY (1.8%)
Colfax Corp.
  New Term Loan B
  5.00%, due 12/19/11               1,940,283       1,891,776
Flowserve Corp.
  Term Loan B
  4.25%, due 8/10/12                5,318,164       5,038,960
Gleason Corp.
  1st Lien Term Loan
  4.653%, due 6/30/13               1,414,578       1,301,412
RBS Global, Inc.
  Term Loan B
  5.31%, due 7/19/13                4,672,131       4,333,402
                                                -------------
                                                   12,565,550
                                                -------------

MINING, STEEL, IRON & NON-PRECIOUS METALS (2.2%)
Aleris International, Inc.
  New Term Loan B
  4.875%, due 12/19/13              3,945,556       3,320,845
Magnum Coal Co.
  Funded Letter of Credit
  9.75%, due 3/21/13                  390,764         386,857
  Term Loan
  9.75%, due 3/21/13                2,265,503       2,242,847
Novelis, Inc.
  New CAD Term Loan
  4.70%, due 7/6/14                 1,395,703       1,319,637
  New U.S. Term Loan
  4.70%, due 7/6/14                 3,070,547       2,903,202



16 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
MINING, STEEL, IRON & NON-PRECIOUS METALS (CONTINUED)
Tube City IMS Corp.
  Synthetic Letter of Credit
  2.596%, due 1/25/14             $   106,171   $      95,554
  Term Loan
  4.946%, due 1/25/14                 867,152         780,437
Walter Industries, Inc.
  Term Loan
  4.604%, due 10/3/12               4,901,941       4,583,315
                                                -------------
                                                   15,632,694
                                                -------------

OIL & GAS (0.9%)
Dresser, Inc.
  Term Loan
  5.31%, due 5/4/14                 1,630,312       1,566,457
Energy Transfer Co., L.P.
  Term Loan B
  4.878%, due 11/1/12               5,000,000       4,848,960
                                                -------------
                                                    6,415,417
                                                -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (1.5%)
Hillman Companies, Inc.
  Term Loan B
  5.938%, due 3/31/11               1,955,000       1,710,625
JohnsonDiversey, Inc.
  New Term Loan B
  5.112%, due 12/16/11              3,838,291       3,633,583
Mega Bloks, Inc.
  Term Loan B
  8.25%, due 7/26/12                3,176,508       2,743,708
Visant Corp.
  Term Loan C
  6.718%, due 12/21/11              2,836,724       2,713,801
                                                -------------
                                                   10,801,717
                                                -------------

PERSONAL TRANSPORTATION (0.3%)
United Airlines, Inc.
  Term Loan B
  4.838%, due 2/1/14                2,827,522       2,429,650
                                                -------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES (0.7%)
Aramark Corp.
  Term Loan
  4.571%, due 1/27/14               4,640,176       4,442,968
  Synthetic Letter of Credit
  5.198%, due 1/27/14                 407,560         390,239
                                                -------------
                                                    4,833,207
                                                -------------

PRINTING & PUBLISHING (5.0%)
Cenveo Corp.
  Delayed Draw Term Loan
  4.349%, due 6/21/13                 163,862         152,187
  Term Loan C
  4.349%, due 6/21/13               4,917,648       4,567,266
Dex Media East LLC
  Replacement Term Loan
  4.985%, due 10/24/14              2,123,000       1,923,969
Dex Media West LLC
  Tranche B1 Term Loan
  4.561%, due 3/9/10                1,221,134       1,192,132
Hanley Wood LLC
  New Term Loan B
  4.953%, due 3/8/14                2,241,284       1,675,360
Idearc, Inc.
  Term Loan B
  4.707%, due 11/17/14              2,930,245       2,411,958
MediaNews Group, Inc.
  Term Loan C
  5.134%, due 8/2/13                2,456,250       1,768,500
Merrill Communications LLC
  Term Loan
  4.949%, due 5/15/11               5,376,250       4,623,575
New Publishing Acquisition,
  Inc.
  Tranche B Term Loan
  5.42%, due 8/5/12                 4,083,908       3,062,931
V  Nielsen Finance LLC
  Dollar Term Loan
  5.346%, due 8/9/13                6,412,428       6,057,071
Penton Media, Inc.
  Term Loan B
  5.149%, due 2/1/13                5,445,000       4,117,781
R.H. Donnelley, Inc.
  Tranche D1 Term Loan
  4.273%, due 6/30/11                 770,478         727,620
  Tranche D2 Term Loan
  4.407%, due 6/30/11               3,155,808       2,984,703
                                                -------------
                                                   35,265,053
                                                -------------

RETAIL STORE (2.7%)
Eye Care Centers of America,
  Inc.
  Term Loan B
  5.443%, due 3/1/12                3,291,976       3,028,618
Michaels Stores, Inc.
  New Term Loan B
  5.204%, due 10/31/13              2,722,362       2,400,783
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  4.758%, due 4/6/13                3,665,541       3,492,956


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 17

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
RETAIL STORE (CONTINUED)
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  1.999%, due 5/15/14 (d)         $   200,000   $     167,000
  Term Loan B
  4.62%, due 5/15/14                2,315,833       1,933,721
Petco Animal Supplies, Inc.
  Term Loan B
  5.025%, due 10/25/13              3,942,550       3,564,066
Yankee Candle Co., Inc. (The)
  Term Loan B
  4.615%, due 2/6/14                4,616,346       4,189,334
                                                -------------
                                                   18,776,478
                                                -------------

TELECOMMUNICATIONS (2.3%)
Alltel Communications, Inc.
  Term Loan B3
  5.466%, due 5/15/15               5,982,481       5,495,573
Centennial Cellular Operating
  Co. LLC
  Term Loan
  4.724%, due 2/9/11                  769,123         747,651
MetroPCS Wireless, Inc.
  Term Loan B
  5.317%, due 11/4/13               4,925,000       4,636,341
PanAmSat Corp.
  Term Loan B2-A
  5.184%, due 1/3/14                1,970,395       1,865,103
  Term Loan B2-B
  5.184%, due 1/3/14                1,969,803       1,864,542
  Term Loan B2-C
  5.184%, due 1/3/14                1,969,803       1,864,542
                                                -------------
                                                   16,473,752
                                                -------------

TEXTILES & LEATHER (0.7%)
Springs Windows Fashions LLC
  Term Loan B
  5.50%, due 12/31/12 (c)           2,778,835       1,871,081
St. Johns Knits
  International, Inc.
  Term Loan B
  5.895%, due 3/23/12               3,631,023       3,304,231
                                                -------------
                                                    5,175,312
                                                -------------

UTILITIES (7.8%)
AES Corp.
  Term Loan
  7.095%, due 8/10/11               2,000,000       1,941,666
Boston Generating LLC
  Revolving Credit Commitment
  2.696%, due 12/20/13                 53,907          49,787

  Synthetic Letter of Credit
  2.696%, due 12/20/13                192,525         177,810
  1st Lien Term Loan
  4.946%, due 12/20/13                859,334         793,656
Coleto Creek Power, L.P.
  Synthetic Letter of Credit
  2.596%, due 6/28/13                 350,318         309,682
  Term Loan
  5.446%, due 6/28/13               4,983,255       4,405,198
Covanta Energy Corp.
  Funded Letter of Credit
  2.588%, due 2/10/14               1,480,657       1,410,326
  Term Loan B
  5.079%, due 2/10/14               2,977,509       2,836,077
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  4.363%, due 4/2/13                4,249,535       3,993,679
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  7.363%, due 11/5/12               3,108,369       2,766,448
KGen LLC
  Synthetic Letter of Credit
  2.59%, due 2/8/14                 1,687,500       1,603,125
  1st Lien Term Loan
  4.50%, due 2/8/14                 2,777,344       2,638,477
LS Power Acquisition Co.
  2nd Lien Term Loan
  6.45%, due 11/1/14                  484,087         478,036
Mackinaw Power Holdings LLC
  Term Loan B
  4.739%, due 6/22/15               4,000,000       3,480,000
Mirant North America LLC
  Term Loan
  4.613%, due 1/3/13                2,628,027       2,550,124
NRG Energy, Inc.
  Synthetic Letter of Credit
  4.196%, due 2/1/13                2,727,308       2,612,761
  Term Loan B
  4.196%, due 2/1/13                1,802,892       1,727,170
Pike Electric, Inc.
  Term Loan B
  4.25%, due 7/2/12                   895,344         844,981
  Term Loan C
  4.438%, due 12/10/12                339,771         320,659
V  TPF Generation Holdings
  LLC
  Synthetic Revolver
  2.596%, due 12/16/11                245,588         233,309
  Synthetic Letter of Credit
  2.596%, due 12/16/13                783,427         744,256



18 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                    PRINCIPAL
                                       AMOUNT           VALUE
FLOATING RATE LOANS (CONTINUED)
UTILITIES (CONTINUED)

TPF Generation Holdings LLC
  (continued)
  Term Loan B
  4.696%, due 12/15/13            $ 3,940,382   $   3,743,363
  2nd Lien Term Loan C
  6.946%, due 12/15/14              1,600,000       1,440,000
TPF II LC LLC
  Term Loan B
  5.446%, due 10/15/14              1,990,000       1,850,700
V  TXU Corp.
  Term Loan B2
  6.579%, due 10/10/14              3,980,000       3,808,136
  Term Loan B3
  6.583%, due 10/10/14              2,985,000       2,854,779
V  USPF Holdings LLC
  Synthetic Letter of Credit
  4.446%, due 4/11/14               1,300,000       1,176,500
  Term Loan
  4.466%, due 4/11/14               5,161,000       4,670,705
                                                -------------
                                                   55,461,410
                                                -------------
Total Floating Rate Loans
  (Cost $645,116,578)                             593,420,366
                                                -------------



FOREIGN FLOATING RATE LOANS (4.7%) (B)
-------------------------------------------------------------

CHEMICALS, PLASTICS & RUBBER (2.1%)
Brenntag Holding GmbH and Co.
  Acquisition Term Loan
  5.794%, due 1/20/14               1,904,727       1,749,968
  Term Loan B2
  5.794%, due 1/20/14               3,777,091       3,470,202
Invista B.V.
  Tranche B1 Term Loan
  4.196%, due 4/29/11               4,046,349       3,871,009
  Tranche B2 Term Loan
  4.196%, due 4/29/11               2,006,804       1,919,844
Lucite International US
  Finco, Ltd.
  Delayed Draw Term Loan B2
  5.15%, due 7/8/13                 1,159,179       1,033,119
  Term Loan B1
  5.15%, due 7/8/13                 3,273,750       2,917,730
                                                -------------
                                                   14,961,872
                                                -------------

FINANCE (0.6%)
Ashtead Group PLC
  Term Loan
  4.50%, due 8/31/11                4,455,000       4,143,150
                                                -------------


PRINTING & PUBLISHING (0.8%)
Yell Group PLC
  Term Loan B1
  4.863%, due 10/27/12              6,000,000       5,292,858
                                                -------------


RETAIL STORE (0.6%)
Dollarama Group, L.P.
  Replacement Term Loan B
  4.649%, due 11/18/11              4,858,406       4,530,463
                                                -------------


TELECOMMUNICATIONS (0.6%)
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  5.184%, due 7/3/13                1,844,057       1,751,854
Telesat Canada
  U.S. Delayed Draw Term Loan
  3.666%, due 10/31/14 (d)            116,496         109,852
  U.S. Term Loan B
  5.895%, due 10/31/14              2,756,870       2,599,643
                                                -------------
                                                    4,461,349
                                                -------------
Total Foreign Floating Rate
  Loans
  (Cost $36,247,137)                               33,389,692
                                                -------------
Total Long-Term Investments
  (Cost $685,868,936)                             631,085,058
                                                -------------



                                       SHARES

COMMON STOCK (0.0%)++
-------------------------------------------------------------

SPECIALTY RETAIL (0.0%)++
Nellson Nutraceutical, Inc.
  (e)                                     379         257,720
                                                -------------
Total Common Stock
  (Cost $531,732)                                     257,720
                                                -------------


                                    PRINCIPAL
                                       AMOUNT

SHORT-TERM INVESTMENTS (11.0%)
-------------------------------------------------------------


COMMERCIAL PAPER (3.5%)
Illinois Tool Works
  2.08%, due 5/20/08              $10,000,000       9,989,022
National Rural Utilities
  2.15%, due 5/27/08               10,000,000       9,984,472
Target Corp.
  2.15%, due 5/12/08                5,000,000       4,996,715
                                                -------------
Total Commercial Paper
  (Cost $24,970,209)                               24,970,209
                                                -------------



The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 19

                                    PRINCIPAL
                                       AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
REPURCHASE AGREEMENT (3.1%)
Wachovia Capital Markets LLC
  1.94%, dated 4/30/08
  due 5/1/08
  Proceeds at Maturity
  $22,014,186 (Collateralized
  by various
  U.S. Government Agencies
  securities, with rates
  between 3.63%-5.99% and
  maturity dates between
  1/29/13-8/1/35, with a
  Principal Amount of
  $22,338,095
  and a Market Value of
  $22,453,261)                    $22,013,000   $  22,013,000
                                                -------------
Total Repurchase Agreement
  (Cost $22,013,000)                               22,013,000
                                                -------------

U.S. GOVERNMENT & FEDERAL AGENCIES (4.4%)
Federal Home Loan Bank
  (Discount Note)
  2.00%, due 5/7/08                10,000,000       9,996,667
Freddie Mac (Discount Note)
  1.90%, due 5/5/08                 6,000,000       5,998,734
United States Treasury Bill
  (f)
  1.205%, due 5/29/08              15,000,000      14,985,650
                                                -------------
Total U.S. Government &
  Federal Agencies
  (Cost $30,981,051)                               30,981,051
                                                -------------
Total Short-Term Investments
  (Cost $77,964,260)                               77,964,260
                                                -------------
Total Investments
  (Cost $764,364,928) (g)               100.1%    709,307,038
Liabilities in Excess of
  Cash and Other Assets                  (0.1)       (520,876)
                                        -----    ------------
Net Assets                              100.0%  $ 708,786,162
                                        =====    ============






++   Less than one-tenth of a percent.
(a)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2008.
(b)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at April 30,
     2008. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(c)  Illiquid securities. The total market
     value of these securities at April 30,
     2008 is $12,464,644, which represents
     1.8% of the Fund's net assets.
(d)  This security has additional commitments
     and contingencies. Principal amount and
     value exclude unfunded commitment.
(e)  Fair valued security. The total market
     value of these securities at April 30,
     2008 is $257,720, which reflects less
     than one-tenth of a percent of the Fund's
     net assets.
(f)  Interest rate presented is yield to
     maturity.



(g)  The cost stated also represents the
     aggregate cost for federal tax purposes.
     Net unrealized depreciation is as
     follows:



       Gross unrealized
          appreciation               $          0
       Gross unrealized
          depreciation                (55,057,890)
                                     ------------
       Net unrealized depreciation   $(55,057,890)
                                     ============






20 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $764,364,928)     $709,307,038
Cash                                    1,137,230
Receivables:
  Interest                              3,165,939
  Investment securities sold            1,854,350
  Fund shares sold                      1,205,427
Other assets                               70,670
                                     ------------
     Total assets                     716,740,654
                                     ------------
LIABILITIES:
Unrealized depreciation on unfunded
  commitments                             192,491
Payables:
  Investment securities purchased       4,865,762
  Fund shares redeemed                  1,288,665
  Manager (See Note 3)                    343,676
  NYLIFE Distributors (See Note 3)        237,514
  Transfer agent (See Note 3)             145,483
  Shareholder communication               110,302
  Professional fees                        89,733
  Custodian                                50,170
  Directors                                 5,241
Accrued expenses                           16,825
Dividend payable                          608,630
                                     ------------
       Total liabilities                7,954,492
                                     ------------
Net assets                           $708,786,162
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     77,178
Additional paid-in capital            800,070,914
                                     ------------
                                      800,148,092
Accumulated distributions in excess
  of net investment income               (366,027)
Accumulated net realized loss on
  investments                         (35,745,522)
Net unrealized depreciation on
  investments                         (55,057,890)
Net unrealized depreciation on
  unfunded commitments                   (192,491)
                                     ------------
Net assets                           $708,786,162
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 17,825,670
                                     ============
Shares of capital stock outstanding     1,941,323
                                     ============
Net asset value per share
  outstanding                        $       9.18
Maximum sales charge (3.00% of
  offering price)                            0.28
                                     ------------
Maximum offering price per share
  outstanding                        $       9.46
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $370,530,779
                                     ============
Shares of capital stock outstanding    40,351,472
                                     ============
Net asset value per share
  outstanding                        $       9.18
Maximum sales charge (3.00% of
  offering price)                            0.28
                                     ------------
Maximum offering price per share
  outstanding                        $       9.46
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 34,625,213
                                     ============
Shares of capital stock outstanding     3,768,842
                                     ============
Net asset value and offering price
  per share outstanding              $       9.19
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $159,288,975
                                     ============
Shares of capital stock outstanding    17,341,427
                                     ============
Net asset value and offering price
  per share outstanding              $       9.19
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $126,515,525
                                     ============
Shares of capital stock outstanding    13,775,341
                                     ============
Net asset value and offering price
  per share outstanding              $       9.18
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 21

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $ 28,044,898
                                     ------------
EXPENSES:
  Manager (See Note 3)                  2,431,956
  Distribution/Service--Investor
     Class (See Note 3)                     3,793
  Distribution/Service--Class A
     (See Note 3)                         598,696
  Service--Class B (See Note 3)            50,398
  Service--Class C (See Note 3)           237,697
  Distribution--Class B (See Note
     3)                                   151,194
  Distribution--Class C (See Note
     3)                                   713,090
  Transfer agent--Investor Class
     (See Note 3)                           2,890
  Transfer agent--Class A (See Note
     3)                                   240,303
  Transfer agent--Classes B and C
     (See Note 3)                         136,415
  Transfer agent--Class I (See Note
     3)                                     8,801
  Professional fees                        81,519
  Shareholder communication                74,982
  Registration                             44,802
  Directors                                17,706
  Custodian                                14,755
  Interest expense (See Note 7)               201
  Miscellaneous                            40,369
                                     ------------
     Total expenses                     4,849,567
                                     ------------
Net investment income                  23,195,331
                                     ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments      (16,871,991)
Net change in unrealized
  depreciation on investments and
  unfunded commitments                (30,187,079)
                                     ------------
Net realized and unrealized loss on
  investments and unfunded
  commitments                         (47,059,070)
                                     ------------
Net decrease in net assets
  resulting from operations          $(23,863,739)
                                     ============






22 MainStay Floating Rate Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $  23,195,331   $   67,435,419
 Net realized loss on
  investments                   (16,871,991)     (14,042,289)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and unfunded
  commitments                   (30,187,079)     (21,642,450)
                              ------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (23,863,739)      31,750,680
                              ------------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (63,746)              --
    Class A                     (14,241,231)     (46,523,349)
    Class B                      (1,029,692)      (2,940,462)
    Class C                      (4,887,594)     (13,965,470)
    Class I                      (2,958,346)      (4,009,016)
                              ------------------------------
 Total dividends to
  shareholders                  (23,180,609)     (67,438,297)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        129,078,347      546,745,400
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      16,032,181       45,811,693
 Cost of shares redeemed+      (362,293,277)    (619,945,936)
                              ------------------------------
    Decrease in net assets
     derived from capital
     share transactions        (217,182,749)     (27,388,843)
                              ------------------------------
    Net decrease in net
     assets                    (264,227,097)     (63,076,460)

NET ASSETS:
Beginning of period             973,013,259    1,036,089,719
                              ------------------------------
End of period                 $ 708,786,162   $  973,013,259
                              ==============================
Accumulated distributions in
 excess of net investment
 income at end of period      $    (366,027)  $     (380,749)
                              ==============================



+ Cost of shares redeemed net of redemption fees of $112,675 for the six months ended April 30, 2008 and $190,141 for the year ended October 31, 2007 (See
  Note 2(I)).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com 23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                             CLASS A
                            --------------  -------------------------------------------------------------
                             FEBRUARY 28,                                                        MAY 3,
                                 2008*      SIX MONTHS                                           2004*
                                THROUGH        ENDED                                            THROUGH
                               APRIL 30,     APRIL 30,         YEAR ENDED OCTOBER 31,         OCTOBER 31,

                            -----------------------------------------------------------------------------
                                2008**        2008**        2007        2006        2005          2004
Net asset value at
  beginning of period           $  8.94      $   9.65     $   9.93    $   9.99    $  10.03      $  10.00
                                -------      --------     --------    --------    --------      --------
Net investment income              0.07          0.27         0.62        0.59        0.40 (a)      0.14 (a)
Net realized and
  unrealized gain (loss)
  on investments                   0.24         (0.47)       (0.28)      (0.06)      (0.03)         0.04
                                -------      --------     --------    --------    --------      --------
Total from investment
  operations                       0.31         (0.20)        0.34        0.53        0.37          0.18
                                -------      --------     --------    --------    --------      --------
Less dividends:
  From net investment
     income                       (0.07)        (0.27)       (0.62)      (0.59)      (0.41)        (0.15)
                                -------      --------     --------    --------    --------      --------
Redemption fee                     0.00 (b)      0.00 (b)     0.00 (b)    0.00 (b)    0.00 (b)      0.00 (b)
                                -------      --------     --------    --------    --------      --------
Net asset value at end of
  period                        $  9.18      $   9.18     $   9.65    $   9.93        9.99      $  10.03
                                =======      ========     ========    ========    ========      ========
Total investment return
  (c)                              3.52%(d)     (2.08%)(d)    3.65%       5.34%       3.72%         1.79%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            4.29%+        5.95% +      6.34%       5.95%       4.11%         2.83%+
  Net expenses                     1.11%+        1.02% +      1.01%       1.00%       1.04%         1.07%+
Portfolio turnover rate              38%           38%          29%          8%         13%            3%
Net assets at end of
  period (in 000's)             $17,826      $370,531     $631,749    $692,411    $505,726      $254,969




                                                       CLASS C
                            -------------------------------------------------------------
                                                                                 MAY 3,
                            SIX MONTHS                                           2004*
                               ENDED                                            THROUGH
                             APRIL 30,         YEAR ENDED OCTOBER 31,         OCTOBER 31,

                            -------------------------------------------------------------
                              2008 **       2007        2006        2005          2004
Net asset value at
  beginning of period        $   9.65     $   9.93    $   9.99    $  10.03      $ 10.00
                             --------     --------    --------    --------      -------
Net investment income            0.23         0.55        0.51        0.33 (a)     0.10 (a)
Net realized and
  unrealized gain (loss)
  on investments                (0.46)       (0.28)      (0.06)      (0.04)        0.04
                             --------     --------    --------    --------      -------
Total from investment
  operations                    (0.23)        0.27        0.45        0.29         0.14
                             --------     --------    --------    --------      -------
Less dividends:
  From net investment
     income                     (0.23)       (0.55)      (0.51)      (0.33)       (0.11)
                             --------     --------    --------    --------      -------
Redemption fee                   0.00 (b)     0.00 (b)    0.00 (b)    0.00 (b)     0.00 (b)
                             --------     --------    --------    --------      -------
Net asset value at end of
  period                     $   9.19     $   9.65    $   9.93    $   9.99      $ 10.03
                             ========     ========    ========    ========      =======
Total investment return
  (c)                           (2.45%)(d)    2.88%       4.66%       2.94%        1.41%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          5.14% +      5.59%       5.20%       3.36%        2.08%+
  Net expenses                   1.79% +      1.76%       1.75%       1.79%        1.82%+
Portfolio turnover rate            38%          29%          8%         13%           3%
Net assets at end of
  period (in 000's)          $159,289     $232,130    $242,469    $168,021      $85,807




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.





24    MainStay Floating Rate Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                CLASS B
      ----------------------------------------------------------
                                                        MAY 3,
      SIX MONTHS                                        2004*
         ENDED                                         THROUGH
       APRIL 30,        YEAR ENDED OCTOBER 31,       OCTOBER 31,

      ----------------------------------------------------------
        2008 **       2007       2006       2005         2004
        $  9.65     $  9.93    $  9.99    $ 10.03      $ 10.00
        -------     -------    -------    -------      -------
           0.23        0.55       0.51       0.33 (a)     0.10 (a)
          (0.46)      (0.28)     (0.06)     (0.04)        0.04
        -------     -------    -------    -------      -------
          (0.23)       0.27       0.45       0.29         0.14
        -------     -------    -------    -------      -------

          (0.23)      (0.55)     (0.51)     (0.33)       (0.11)
        -------     -------    -------    -------      -------
           0.00 (b)    0.00 (b)   0.00 (b)   0.00 (b)     0.00 (b)
        -------     -------    -------    -------      -------
        $  9.19     $  9.65    $  9.93    $  9.99      $ 10.03
        =======     =======    =======    =======      =======
          (2.45%)(d)   2.88%      4.66%      2.95%        1.41%(d)

           5.11% +     5.59%      5.20%      3.36%        2.08%+
           1.79% +     1.76%      1.75%      1.79%        1.82%+
             38%         29%         8%        13%           3%
        $34,625     $47,141    $53,466    $62,196      $38,233




                               CLASS I
      ---------------------------------------------------------
                                                       MAY 3,
      SIX MONTHS                                       2004*
         ENDED                                        THROUGH
       APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

      ---------------------------------------------------------
        2008 **       2007       2006      2005         2004
       $   9.65     $  9.93    $  9.99    $10.03       $10.00
       --------     -------    -------    ------       ------
           0.28        0.66       0.61      0.43 (a)     0.15 (a)
          (0.47)      (0.28)     (0.06)    (0.04)        0.04
       --------     -------    -------    ------       ------
          (0.19)       0.38       0.55      0.39         0.19
       --------     -------    -------    ------       ------

          (0.28)      (0.66)     (0.61)    (0.43)       (0.16)
       --------     -------    -------    ------       ------
           0.00 (b)    0.00 (b)   0.00 (b)  0.00 (b)     0.00 (b)
       --------     -------    -------    ------       ------
       $   9.18     $  9.65    $  9.93    $ 9.99       $10.03
       ========     =======    =======    ======       ======
          (1.92%)(d)   3.89%      5.71%     3.98%        1.92%(d)

           6.02% +     6.68%      6.20%     4.36%        3.08%+
           0.69% +     0.67%      0.75%     0.79%        0.82%+
             38%         29%         8%       13%           3%
       $126,516     $61,992    $47,743    $9,284       $2,298




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Floating Rate Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on May 3, 2004. Investor Class shares commenced February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within four years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide high current income.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Loans are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $257,720 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may,


26    MainStay Floating Rate Fund
pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares prorate based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.


                                                   mainstayinvestments.com    27

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 5.)

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the average daily net assets of the Fund. Effective May 1, 2008, this fee will change to the following: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.25%; Class A, 1.01%; Class B, 2.00%; Class C, 2.00%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $2,431,956.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.15%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.90%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with


28    MainStay Floating Rate Fund
respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGE. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $834 and $22,021, respectively for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $6, $124,227, $38,999, and $49,516, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $388,409.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $    25,792    0.1%
---------------------------------------------------
Class A                           13,527,571    3.7
---------------------------------------------------
Class B                                1,084    0.0*
---------------------------------------------------
Class C                                1,086    0.0*
---------------------------------------------------
Class I                                1,125    0.0*
---------------------------------------------------



* Less than one-tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $21,023.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $18,873,531 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2012              $   229
       2013                3,166
       2014                1,437
       2015               14,042
------------------------------------

                         $18,874
------------------------------------


The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                         2007
Distributions paid from:
  Ordinary Income                    $67,438,297
------------------------------------------------





                                                   mainstayinvestments.com    29

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2008 the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                            UNREALIZED
                             UNFUNDED     APPRECIATION
 BORROWER                  COMMITMENT   (DEPRECIATION)
Bausch and Lomb, Inc.,
  Delayed Draw Term Loan
  due 4/24/15              $  500,000        $  (5,999)
------------------------------------------------------
Community Health Systems,
  Inc.,
  New Term Loan B due
  7/25/14                     252,258           (8,768)
------------------------------------------------------
Hub International
  Holdings, Inc., Delayed
  Draw Term Loan due
  6/13/14                      39,963           (4,396)
------------------------------------------------------
Pantry, Inc. (The),
  Delayed Draw Term Loan
  B due 5/15/14               466,667          (77,000)
------------------------------------------------------
Telesat Canada,
  U.S. Draw Term Loan due
  10/31/14                    119,685           (4,427)
------------------------------------------------------
Venetian Casino Resort,
  LLC/ Las Vegas Sands,
  Inc., Term Loan B
  due 5/23/14                1,097,90          (91,901)
------------------------------------------------------
                           $8,476,481        $(192,491)
------------------------------------------------------



Each of these commitments is available until the maturity date of the security.

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. The Fund borrowed $2 million during the six months ended April 30, 2008. Total interest paid by the Fund as a result of this loan totaled $201.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $324,791 and $431,884, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       54,315   $   489,464
Shares issued to shareholders
  in reinvestment of
  dividends                        6,496        59,562
Shares redeemed                 (118,152)   (1,068,329)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (57,341)     (519,303)
Shares converted from Class A
  (See Note 1)                 1,993,910    17,805,615
Shares converted from Class B
  (See Note 1)                     4,754        42,265
                               -----------------------
Net increase                   1,941,323   $17,328,577
                               =======================




* Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                    4,925,943   $  45,773,805
Shares issued to
  shareholders in
  reinvestment of dividends      988,096       9,137,621
Shares redeemed              (29,238,180)   (270,174,180)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                 (23,324,141)   (215,262,754)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (1,993,910)    (17,805,615)
Shares converted from Class
  B (See Note 1)                 173,440       1,587,144
                             ---------------------------
Net decrease                 (25,144,611)  $(231,481,225)
                             ===========================
Year ended October 31,
  2007:
Shares sold                   40,059,311   $ 396,337,492
Shares issued to
  shareholders in
  reinvestment of dividends    3,137,374      30,830,049
Shares redeemed              (47,892,482)   (467,985,950)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (4,695,797)    (40,818,409)
Shares converted from Class
  B (See Note 1)                 427,644       4,225,295
                             ---------------------------
Net decrease                  (4,268,153)  $ (36,593,114)
                             ===========================






30    MainStay Floating Rate Fund

 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      192,855   $  1,780,191
Shares issued to
  shareholders in
  reinvestment of dividends       88,885        821,746
Shares redeemed               (1,219,158)   (11,207,267)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (937,418)    (8,605,330)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (173,361)    (1,587,144)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)              (4,749)       (42,265)
                              -------------------------
Net decrease                  (1,115,528)  $(10,234,739)
                              =========================
Year ended October 31, 2007:
Shares sold                    1,404,279   $ 13,906,361
Shares issued to
  shareholders in
  reinvestment of dividends      241,555      2,375,874
Shares redeemed               (1,717,004)   (16,821,140)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (71,170)      (538,905)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (427,572)    (4,225,295)
                              -------------------------
Net decrease                    (498,742)  $ (4,764,200)
                              =========================




 CLASS C                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,146,922   $  10,668,276
Shares issued to
  shareholders in
  reinvestment of dividends      332,178       3,070,878
Shares redeemed               (8,193,855)    (75,446,259)
                             ---------------------------
Net decrease                  (6,714,755)  $ (61,707,105)
                             ===========================
Year ended October 31,
  2007:
Shares sold                   10,314,277   $ 102,073,439
Shares issued to
  shareholders in
  reinvestment of dividends      886,957       8,715,406
Shares redeemed              (11,563,254)   (113,048,150)
                             ---------------------------
Net decrease                    (362,020)  $  (2,259,305)
                             ===========================




 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    7,500,017   $ 70,366,611
Shares issued to
  shareholders in
  reinvestment of dividends      321,204      2,942,374
Shares redeemed                 (471,908)    (4,397,242)
                              -------------------------
Net increase                   7,349,313   $ 68,911,743
                              =========================
Year ended October 31, 2007:
Shares sold                    3,481,859   $ 34,428,108
Shares issued to
  shareholders in
  reinvestment of dividends      396,345      3,890,364
Shares redeemed               (2,261,438)   (22,090,696)
                              -------------------------
Net increase                   1,616,766   $ 16,227,776
                              =========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Floating Rate Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Amended and Restated Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

The Board's decision to approve the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has


32    MainStay Floating Rate Fund
been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio manager, the number of accounts managed by the portfolio manager and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE FLOATING RATE FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio manager and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In evaluating the investment performance of the Fund, the Board also took into consideration whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.


                                                   mainstayinvestments.com    33

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed NYLIM's willingness to subsidize the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



34    MainStay Floating Rate Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


                                                   mainstayinvestments.com    35

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

                                (True Blank Page)

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved. SEC File Number: 811-06175

NYLIM-AO13134         (RECYCLE LOGO)            MS156-08           MSFR10-06/08
                                                                          A4

(MAINSTAY LOGO)


                 MAINSTAY

                 INDEXED BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT



Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President





                        Not part of the Semiannual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 INDEXED BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       29
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              34
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       39
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        42
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       42

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          1.08%    3.50%    3.03%    4.84%
Excluding sales charges     4.21     6.70     3.66     5.16




(PERFORMANCE GRAPH)

                                                      CITIGROUP BROAD
                                 MAINSTAY INDEXED    INVESTMENT GRADE
                                     BOND FUND          BOND INDEX
                                 ----------------    ----------------
4/30/98                               9700.00            10000.00
                                     10166.00            10630.00
                                     10232.00            10755.00
                                     11384.00            12086.00
                                     12166.00            13034.00
                                     13401.00            14396.00
                                     13524.00            14667.00
                                     14138.00            15457.00
                                     14123.00            15577.00
                                     15035.00            16731.00
4/30/08                              16043.00            17963.00







CLASS A SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          1.11%    3.52%    3.04%    4.84%
Excluding sales charges     4.23     6.73     3.67     5.16




(PERFORMANCE GRAPH)

4/30/98                    24250       25000
-------                    -----       -----
                         25416.00    26576.00
                         25580.00    26887.00
                         28460.00    30214.00
                         30415.00    32585.00
                         33502.00    35990.00
                         33809.00    36667.00
                         35345.00    38642.00
                         35308.00    38942.00
                         37588.00    41829.00
4/30/08                  40115.00    44909.00







CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL     SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTH    YEAR    YEARS    YEARS
-------------------------------------------------
                   4.43%   7.13%    4.00%    5.46%




(PERFORMANCE GRAPH)

                                   CITIGROUP BROAD
              MAINSTAY INDEXED    INVESTMENT GRADE
                  BOND FUND          BOND INDEX
              ----------------    ----------------
4/30/98           10000.00            10000.00
                  10506.00            10630.00
                  10601.00            10755.00
                  11821.00            12086.00
                  12662.00            13034.00
                  13980.00            14396.00
                  14143.00            14667.00
                  14818.00            15457.00
                  14869.00            15577.00
                  15879.00            16731.00
4/30/08           17011.00            17963.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                              SIX      ONE     FIVE     TEN
                                                  MONTHS    YEAR    YEARS    YEARS
Citigroup Broad Investment Grade Bond Index(3)     4.43%    7.36%    4.53%    6.03%
Average Lipper general U.S. government fund(4)     3.77     5.98     3.09     4.89




   the Manager incurred the expense. Performance data for the classes varies based on differences in their fee and expense structures.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 2004, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class A shares might have been lower.
3. The Citigroup Broad Investment Grade Bond Index (BIG Index) is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an Index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,005.20        $1.55          $1,006.93         $ 1.55
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,042.30        $4.16          $1,020.79         $ 4.12
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $1,044.30        $2.19          $1,022.73         $2.16
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.91% for Investor Class, 0.82% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.12 and the ending account value would have been $1,020.90
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              72.10
Corporate Bonds                                 19.00
Short-Term Investments (collateral from
  securities lending is 15.3%)                  18.30
Foreign Bonds                                    4.10
Asset-Backed Securities                          0.60
Yankee Bonds                                     1.00
Mortgage-Backed Securities                       0.20
Liabilities in Excess of Cash and Other
  Assets                                       (15.30)





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  United States Treasury Notes,
        1.75%-5.125%,
        due 2/15/09-2/15/18
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.00%-8.00%,
        due 4/1/11-12/1/37
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 3/1/11-5/1/38
    4.  Federal National Mortgage Association,
        4.50%-6.50%, due 3/15/11-8/6/38
    5.  Federal Home Loan Mortgage Corporation,
        4.00%-6.25%, due 12/15/09-4/1/38
    6.  United States Treasury Bonds,
        4.375%-9.875%,
        due 11/15/15-2/15/38
    7.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.00%-8.50%,
        due 1/15/09-1/15/38
    8.  Federal Home Loan Bank, 4.875%, due
        5/14/10
    9.  General Electric Capital Corp.,
        4.875%-6.75%,
        due 10/21/10-1/14/38
   10.  Government National Mortgage
        Association, 5.50%-6.50%, due
        8/15/37-4/15/38








8    MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS THOMAS GIRARD AND DONALD F. SEREK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY INDEXED BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Indexed Bond Fund returned 4.21% for Investor Class shares(1) and 4.23% for Class A shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned 4.43%. All share classes outperformed the 3.77% return of the average Lipper(2) general U.S. government fund for the six-month reporting period. Class I shares matched--and Investor Class and Class A shares underperformed--the 4.43% return of the Citigroup Broad Investment Grade Bond Index (BIG Index),(3) the Fund's broad-based securities-market index, for the six months ended April 30, 2008. Since the Fund incurs expenses that an unmanaged index does not, there will be times when the Fund underperforms the BIG Index. See page 5 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

During the six months ended April 30, 2008, the economic environment was extremely challenging for fixed-income investors. U.S. economic growth was quite sluggish, and the Federal Open Market Committee (FOMC) lowered the targeted federal funds rate dramatically. Interest rates fell on U.S. Treasury securities, and the yield curve grew steeper, as yields on shorter-maturity bonds declined more than yields on longer-maturity bonds.

Lower yields in the fixed-income market often mean higher prices, which was the case for U.S. Treasury securities during the reporting period. However, for investors in other fixed-income sectors, such as mortgage-backed securities and corporate bonds, lower yields were accompanied by wider spreads.(4) As spreads widened in reaction to the subprime-mortgage crisis, a weaker housing market and the deleveraging of banks, brokers and other significant market participants, most fixed-income sectors underperformed U.S. Treasurys, and many sectors generated negative total returns.

The FOMC responded to the market turmoil in aggressive and unprecedented ways, providing market liquidity through a number of new facilities. The FOMC also helped arrange the bailout of a leading broker dealer by a major money center bank. Following that bailout in March, fixed-income markets generally stabilized. Many underperforming fixed-income sectors turned in outstanding performance in April, as spreads tightened dramatically and yields on U.S. Treasurys rose.

HOW DID YOU POSITION THE FUND DURING THE REPORTING PERIOD?

As always, the Fund sought to track the total-return performance of the BIG Index. Since the Fund typically does not hold every security in the Index, however, the Fund's performance may vary from that of the Index.

HOW DID SECURITIES IN DIFFERENT RATING CATEGORIES PERFORM DURING THE REPORTING PERIOD?

AAA-rated bonds(5) outperformed their lower-rated counterparts for the six months ended April 30, 2008.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Citigroup Broad Investment Grade Bond Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.


                                                    mainstayinvestments.com    9

WHICH SECTORS OF THE BIG INDEX WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH SECTORS WERE WEAK?

During the reporting period, U.S. Treasurys were the best-performing sector of the BIG Index; and within the Treasury sector, intermediate- to shorter-maturity bonds generally outperformed bonds with longer maturities. Other U.S. government-related securities also performed well during the reporting period, as higher-quality securities outperformed lower-quality issues. In fact, even U.S. agency mortgage-backed securities had reasonably strong performance in spite of all the negative news from the U.S. housing market. Strong performance by this sector reflected the high quality of the collateral backing U.S. agency mortgage-backed securities.

Difficulties in the financial markets continued to plague the higher-risk sectors of the fixed-income market and led investors to seek the relative safety of U.S. Treasurys and government-related issues.

Asset-backed securities were the worst-performing sector in the investment-grade bond market and provided a negative total return for the reporting period. Securities backed by home equity loans were particularly weak. Commercial mortgage-backed securities were also poor performers.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Purchases were made throughout the reporting period to rebalance the Fund's exposure to various sectors and to maintain appropriate weightings and duration relative to the BIG Index. Most purchases during the reporting period consisted of U.S. Treasury and agency securities as well as investment-grade corporate bonds. Purchases were also made in the mortgage-backed sector to redistribute weightings relative to the BIG Index.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Indexed Bond Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED



                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS (97.0%)+
ASSET-BACKED SECURITIES (0.6%)
---------------------------------------------------------------


CREDIT CARDS (0.1%)
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12               $   500,000   $     504,518
                                                  -------------

FINANCE--OTHER (0.2%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)(b)             250,000         248,373
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)              250,000         229,445
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                229,127         227,427
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)                500,000         350,632
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33 (b)                96,707          91,267
                                                  -------------
                                                      1,147,144
                                                  -------------

HOME EQUITY (0.3%)
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)             1,000,000         940,075
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class AF3
  6.174%, due 4/1/37                    500,000         387,353
                                                  -------------
                                                      1,327,428
                                                  -------------

TRANSPORTATION (0.0%)++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                    58,709          56,947
                                                  -------------
Total Asset-Backed Securities
  (Cost $3,362,229)                                   3,036,037
                                                  -------------


CORPORATE BONDS (19.0%)
---------------------------------------------------------------


BANKS (2.1%)
BAC Capital TRUST VI
  5.625%, due 3/8/35                    125,000         105,229
Bank of America Corp.
  4.75%, due 8/1/15                     250,000         243,954
  5.25%, due 12/1/15                    200,000         199,373
  5.375%, due 6/15/14                   300,000         305,036
  5.42%, due 3/15/17                  1,100,000       1,078,172
  5.625%, due 10/14/16                  100,000         101,399
  5.875%, due 2/15/09                   250,000         254,140
Bank One Corp.
  5.90%, due 11/15/11                   250,000         260,556
BB&T Corp.
  5.20%, due 12/23/15                   200,000         190,467
  6.50%, due 8/1/11                     100,000         103,879
Branch Banking & Trust Co.
  4.875%, due 1/15/13                   100,000          98,751
Capital One Financial Corp.
  5.25%, due 2/21/17                    100,000          89,229
  6.15%, due 9/1/16                      75,000          67,995
Deutsche Bank Financial, Inc.
  7.50%, due 4/25/09                    125,000         128,568
Fifth Third Bank
  4.75%, due 2/1/15                     250,000         223,523
Fleet National Bank
  5.75%, due 1/15/09                    250,000         253,043
HSBC Bank USA N.A.
  3.875%, due 9/15/09                   100,000          99,584
JPMorgan Chase Bank N.A.
  5.875%, due 6/13/16                   150,000         152,063
  6.00%, due 10/1/17                    585,000         607,342
KeyBank N.A.
  5.80%, due 7/1/14                     375,000         360,167
Marshall & Ilsley Bank
  5.00%, due 1/17/17                    150,000         137,545
Mellon Funding Corp.
  5.00%, due 12/1/14                    250,000         236,671
Mercantile Bankshares Corp.
  Series B
  4.625%, due 4/15/13                   100,000          98,724
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                    50,000          53,129
National City Bank of
  Pennsylvania
  6.25%, due 3/15/11                    250,000         233,638
PNC Bank N.A.
  5.25%, due 1/15/17                    175,000         161,501
PNC Funding Corp.
  7.50%, due 11/1/09                    100,000         104,286
Popular North America, Inc.
  4.70%, due 6/30/09                    100,000          99,301


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BANKS (CONTINUED)
Sanwa Bank, Ltd.
  7.40%, due 6/15/11                $   100,000   $     107,260
State Street Bank & Trust Co.
  5.25%, due 10/15/18                   100,000          96,035
SunTrust Banks, Inc.
  5.40%, due 4/1/20                     100,000          87,131
  5.45%, due 12/1/17                    100,000          93,538
Swiss Bank Corp.
  7.75%, due 9/1/26                     100,000         109,372
Synovus Financial Corp.
  4.875%, due 2/15/13                    50,000          47,276
U.S. Bank N.A
  4.80%, due 4/15/15                    100,000          98,166
  6.375%, due 8/1/11                    250,000         265,539
Wachovia Bank N.A
  4.875%, due 2/1/15                    575,000         553,494
  5.00%, due 8/15/15                     50,000          48,365
  5.60%, due 3/15/16                    200,000         197,446
  6.60%, due 1/15/38                    200,000         193,398
Wachovia Corp.
  5.25%, due 8/1/14                     100,000          98,968
  5.50%, due 8/1/35                     125,000         101,155
  6.25%, due 8/4/08                     250,000         251,097
Wells Fargo & Co.
  4.375%, due 1/31/13                   250,000         247,310
  4.625%, due 8/9/10                    350,000         355,425
  5.625%, due 12/11/17                  200,000         206,149
Wells Fargo Bank N.A
  5.75%, due 5/16/16                    350,000         362,217
  5.95%, due 8/26/36                    150,000         147,039
  6.45%, due 2/1/11                     550,000         577,090
Westdeutsche Landesbank/New
  York
  6.05%, due 1/15/09                    600,000         610,034
Zions Bancorp
  5.50%, due 11/16/15                    75,000          65,668
                                                  -------------
                                                     10,966,437
                                                  -------------


CONSUMER (2.0%)
Anheuser-Busch Cos., Inc.
  6.45%, due 9/1/37                     250,000         267,580
Archer-Daniels-Midland Co.
  5.375%, due 9/15/35                    75,000          66,622
  5.45%, due 3/15/18                    100,000         101,054
  6.45%, due 1/15/38                    100,000         103,633

Avon Products, Inc.
  5.125%, due 1/15/11                    50,000          50,750
Bottling Group LLC
  5.50%, due 4/1/16                     100,000         102,271
Bunge Limited Finance Corp.
  5.35%, due 4/15/14                    100,000          93,017
Campbell Soup Co.
  4.875%, due 10/1/13                   100,000         101,364
Coca-Cola Enterprises, Inc.
  7.00%, due 10/1/26                    100,000         111,761
  8.50%, due 2/1/22                     252,000         310,085
ConAgra Foods, Inc.
  7.00%, due 10/1/28                    100,000          99,561
  7.875%, due 9/15/10                    67,000          72,131
Costco Wholesale Corp.
  5.50%, due 3/15/17                    100,000         102,030
CVS Caremark Corp.
  4.875%, due 9/15/14                    50,000          49,265
  6.25%, due 6/1/27                     175,000         173,452
General Mills, Inc.
  5.65%, due 9/10/12                     65,000          66,909
  5.70%, due 2/15/17                    100,000          99,922
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                   300,000         315,081
Hershey Co. (The)
  5.45%, due 9/1/16                     100,000          98,613
Home Depot, Inc.
  5.40%, due 3/1/16                     200,000         189,123
  5.875%, due 12/16/36                  250,000         209,002
J.C. Penney Co., Inc.
  6.875%, due 10/15/15                  150,000         145,487
  7.375%, due 8/15/08                   151,000         151,877
Kellogg Co.
  Series B
  6.60%, due 4/1/11                     350,000         371,172
  Series B
  7.45%, due 4/1/31                     150,000         172,559
Kohl's Corp.
  6.30%, due 3/1/11                     200,000         204,337
Kraft Foods, Inc.
  5.25%, due 10/1/13                    100,000          99,178
  6.25%, due 6/1/12                     625,000         649,008
  6.50%, due 8/11/17                    225,000         235,486
Kroger Co. (The)
  5.50%, due 2/1/13                     250,000         254,773
  6.40%, due 8/15/17                    175,000         186,177
Limited Brands, Inc.
  6.125%, due 12/1/12                    75,000          69,589
Lowe's Cos., Inc.
  6.65%, due 9/15/37                    100,000         100,118
  6.875%, due 2/15/28                   100,000         102,576



12    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER (CONTINUED)
Macy's Retail Holdings, Inc.
  5.35%, due 3/15/12                $   125,000   $     116,480
  5.95%, due 11/1/08                     50,000          50,027
  6.30%, due 4/1/09                     100,000          99,723
  6.625%, due 9/1/08                    100,000         100,290
  6.65%, due 7/15/24                     50,000          41,974
  6.70%, due 9/15/28                    100,000          82,366
McDonalds Corp.
  5.80%, due 10/15/17                   310,000         324,401
Mohawk Industries, Inc.
  6.125%, due 1/15/16                   100,000          96,370
Newell Rubbermaid, Inc.
  6.75%, due 3/15/12                     50,000          51,476
Pepsi Bottling Group, Inc.
  7.00%, due 3/1/29                      60,000          68,316
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (a)               250,000         253,545
PepsiCo., Inc.
  5.15%, due 5/15/12                    250,000         259,746
Procter & Gamble Co. (The)
  4.85%, due 12/15/15                    75,000          78,101
  5.55%, due 3/5/37                     250,000         247,847
  5.80%, due 8/15/34                     75,000          76,420
Safeway, Inc.
  5.80%, due 8/15/12                    200,000         207,410
  6.35%, due 8/15/17                    100,000         106,251
Sara Lee Corp.
  6.25%, due 9/15/11                    150,000         155,300
Sysco Corp.
  5.25%, due 2/12/18                    100,000         100,463
  5.375%, due 9/21/35                   100,000          92,270
Target Corp.
  5.875%, due 3/1/12                    250,000         260,936
  6.00%, due 1/15/18                    350,000         363,515
  6.50%, due 10/15/37                   150,000         151,174
Tyson Foods, Inc.
  6.85%, due 4/1/16                      50,000          49,662
Wal-Mart Stores, Inc.
  4.75%, due 8/15/10                    150,000         154,523
  5.375%, due 4/5/17                    350,000         360,981
  6.20%, due 4/15/38                    150,000         152,670
  6.50%, due 8/15/37                    350,000         371,445
  6.875%, due 8/10/09                   250,000         260,934
Wm. Wrigley Jr. Co.
  4.65%, due 7/15/15                     50,000          49,729
Yum! Brands, Inc.
  6.25%, due 3/15/18                    130,000         131,321
                                                  -------------
                                                     10,441,229
                                                  -------------


ELECTRIC (1.8%)
Alabama Power Co.
  5.55%, due 2/1/17                      50,000          50,997
American Electric Power Co.,
  Inc.
  Series C
  5.375%, due 3/15/10                   200,000         203,351
Appalachian Power Co.
  Series H
  5.95%, due 5/15/33                    100,000          87,880
Arizona Public Service Co.
  6.375%, due 10/15/11                  100,000         100,408
CenterPoint Energy Houston
  Electric
  LLC Series K2
  6.95%, due 3/15/33                    100,000         103,849
Consolidated Edison Co. of
  New York, Inc.
  5.625%, due 7/1/12                    100,000         103,486
  6.20%, due 6/15/36                    100,000          98,929
  6.30%, due 8/15/37                    125,000         125,301
Constellation Energy Group,
  Inc.
  6.125%, due 9/1/09                    100,000         101,703
  7.60%, due 4/1/32                     100,000         103,578
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                    250,000         248,441
  Series B
  5.375%, due 4/15/13                   100,000         100,794
Dominion Resources, Inc.
  5.00%, due 3/15/13                    100,000         100,465
  5.15%, due 7/15/15                    100,000          98,453
  Series B
  6.25%, due 6/30/12                     90,000          94,543
DTE Energy Co.
  7.05%, due 6/1/11                     250,000         263,398
Duke Energy Carolinas LLC
  6.00%, due 1/15/38                    100,000         100,252
  6.45%, due 10/15/32                   250,000         255,231
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                      75,000          73,804
Exelon Corp.
  6.75%, due 5/1/11                     520,000         541,751
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                   250,000         259,624
  Series C
  7.375%, due 11/15/31                  200,000         220,914
Florida Power & Light
  5.55%, due 11/1/17                    100,000         104,030
  5.95%, due 10/1/33                    100,000         101,427
Florida Power Corp.
  6.35%, due 9/15/37                    150,000         158,246


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
FPL Group Capital, Inc.
  7.375%, due 6/1/09                $   250,000   $     259,095
Georgia Power Co.
  5.65%, due 3/1/37                     100,000          93,139
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                    100,000         104,902
Kansas City Power & Light Co.
  6.50%, due 11/15/11                    50,000          52,004
MidAmerican Energy Holdings
  Co.
  4.65%, due 10/1/14                    250,000         247,116
  5.875%, due 10/1/12                   100,000         104,258
  6.125%, due 4/1/36                    250,000         249,783
MidAmerican Funding LLC
  6.75%, due 3/1/11                     100,000         106,028
Nevada Power Co.
  6.50%, due 4/15/12                     50,000          50,446
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08                     50,000          50,738
NiSource Finance Corp.
  6.15%, due 3/1/13                     175,000         176,200
Northern States Power Co.
  6.875%, due 8/1/09                    100,000         103,146
Ohio Power Co.
  Series K
  6.00%, due 6/1/16                      50,000          50,760
  Series G
  6.60%, due 2/15/33                    150,000         144,140
Oncor Electric Delivery Co.
  6.375%, due 5/1/12                    100,000         101,701
  7.00%, due 9/1/22                     100,000          97,946
Pacific Gas & Electric Co.
  5.625%, due 11/30/17                  500,000         509,010
Pacificorp
  6.25%, due 10/15/37                   150,000         153,447
Peco Energy Co.
  5.95%, due 10/1/36                    100,000          98,631
Pepco Holdings, Inc.
  6.45%, due 8/15/12                    100,000         104,457
  7.45%, due 8/15/32                    100,000         107,896
PPL Energy Supply LLC
  5.40%, due 8/15/14                    100,000          96,077
Progress Energy, Inc.
  5.625%, due 1/15/16                    50,000          50,662
  6.85%, due 4/15/12                    400,000         427,802
PSE&G Power LLC
  7.75%, due 4/15/11                    100,000         107,043
  8.625%, due 4/15/31                    50,000          60,649
PSI Energy, Inc.
  5.00%, due 9/15/13                    100,000          98,426
Public Service Electric & Gas
  Co.
  Series D
  5.25%, due 7/1/35                      50,000          44,506
Puget Sound Energy, Inc.
  6.274%, due 3/15/37                   100,000          93,009
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                     25,000          23,055
SCANA Corp.
  6.25%, due 2/1/12                     100,000         103,723
South Carolina Electric & Gas
  Co.
  6.05%, due 1/15/38                    100,000         101,222
Southern California Edison
  Co.
  5.00%, due 1/15/14                    225,000         226,301
  6.00%, due 1/15/34                    100,000         101,690
Southern Power Co.
  4.875%, due 7/15/15                   100,000          95,684
  Series B
  6.25%, due 7/15/12                    150,000         158,220
Union Electric Co.
  4.65%, due 10/1/13                    100,000          96,565
  5.40%, due 2/1/16                     100,000          96,552
Virginia Electric and Power
  Co.
  6.00%, due 1/15/36                    200,000         195,207
  6.00%, due 5/15/37                    125,000         121,798
Wisconsin Energy Corp.
  6.50%, due 4/1/11                     175,000         183,259
Xcel Energy, Inc.
  6.50%, due 7/1/36                     200,000         200,467
                                                  -------------
                                                      9,447,615
                                                  -------------

ENERGY (1.0%)
Amerada Hess Corp.
  7.30%, due 8/15/31                    100,000         112,510
Anadarko Petroleum Corp.
  5.95%, due 9/15/16                    325,000         334,233
  6.45%, due 9/15/36                    150,000         153,947
Apache Corp.
  6.00%, due 1/15/37                    150,000         150,804
Burlington Resources, Inc.
  7.375%, due 3/1/29                    104,000         121,135
ConocoPhillips
  5.90%, due 10/15/32                   250,000         254,220
Devon Energy Corp.
  7.95%, due 4/15/32                     50,000          61,491
Devon Financing Corp. LLC
  6.875%, due 9/30/11                   400,000         429,293
Duke Capital LLC
  6.75%, due 2/15/32                    125,000         118,109



14    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ENERGY (CONTINUED)
Energy Transfer Partners,
  L.P.
  5.95%, due 2/1/15                 $   130,000   $     129,160
  6.70%, due 7/1/18                     100,000         103,884
Enterprise Products
  Operating, L.P.
  Series B
  6.875%, due 3/1/33                    200,000         198,444
Halliburton Co.
  5.50%, due 10/15/10                   100,000         103,293
Hess Corp.
  6.65%, due 8/15/11                     50,000          52,962
Kinder Morgan Energy
  Partners, L.P.
  5.00%, due 12/15/13                   150,000         146,491
  5.80%, due 3/15/35                    250,000         218,758
  6.75%, due 3/15/11                    200,000         208,467
Marathon Oil Corp.
  6.00%, due 10/1/17                    100,000         101,863
  6.80%, due 3/15/32                    100,000          99,871
ONEOK Partners, L.P.
  6.15%, due 10/1/16                    200,000         200,233
ONEOK, Inc.
  7.125%, due 4/15/11                   100,000         105,300
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                   250,000         260,442
Plains All American Pipeline,
  L.P./PAA Finance Corp.
  6.65%, due 1/15/37                     65,000          62,115
Spectra Energy Capital LLC
  6.20%, due 4/15/18                     50,000          50,338
Tennessee Gas Pipeline Co.
  7.50%, due 4/1/17                     300,000         329,350
Valero Energy Corp.
  6.625%, due 6/15/37                   100,000          97,414
  7.50%, due 4/15/32                    100,000         103,511
Weatherford International,
  Inc.
  6.35%, due 6/15/17                    225,000         236,898
Williams Cos., Inc.
  8.75%, due 3/15/32                    250,000         295,625
XTO Energy, Inc.
  4.90%, due 2/1/14                      75,000          73,659
  6.10%, due 4/1/36                      60,000          58,199
  6.75%, due 8/1/37                     100,000         105,826
                                                  -------------
                                                      5,077,845
                                                  -------------

FINANCE--OTHER (4.0%)
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (a)                250,000         258,566
AMB Property, L.P.
  6.30%, due 6/1/13                      50,000          50,381
American Express Co.
  5.50%, due 9/12/16                     75,000          72,997
  6.15%, due 8/28/17                    525,000         530,515
American Express Travel
  Related Service Co., Inc.
  Series E
  3.625%, due 2/20/09                   250,000         250,290
American General Finance
  Corp.
  Series I
  5.40%, due 12/1/15                    350,000         323,949
AvalonBay Communities, Inc.
  4.95%, due 3/15/13                    100,000          94,356
Bear Stearns Cos., Inc. (The)
  5.30%, due 10/30/15                   100,000          97,236
  5.50%, due 8/15/11                    100,000         100,684
  5.70%, due 11/15/14                   250,000         249,486
  7.25%, due 2/1/18                     400,000         437,330
Boston Properties, Inc.
  6.25%, due 1/15/13                    100,000         103,111
Brandywine Operating
  Partnership, L.P.
  4.50%, due 11/1/09                    125,000         120,920
BRE Properties, Inc.
  5.75%, due 9/1/09                     100,000          99,695
Camden Property Trust
  4.375%, due 1/15/10                   100,000          97,306
  5.00%, due 6/15/15                    100,000          87,644
Capital One Bank
  4.25%, due 12/1/08                    100,000          99,180
  5.125%, due 2/15/14                   100,000          93,858
CarrAmerica Realty Corp.
  3.625%, due 4/1/09                     50,000          49,085
Chelsea Property Group, Inc.
  6.00%, due 1/15/13                    100,000         101,564
Citigroup, Inc.
  4.70%, due 5/29/15                    300,000         278,972
  4.875%, due 5/7/15                    350,000         326,489
  5.625%, due 8/27/12                   100,000          99,740
  5.875%, due 2/22/33                   600,000         534,514
  6.125%, due 11/21/17                  900,000         913,532
Colonial Realty, L.P.
  4.80%, due 4/1/11                      50,000          47,125
Countrywide Financial Corp.
  6.25%, due 5/15/16                    200,000         175,981
Countrywide Home Loans, Inc.
  3.25%, due 5/21/08 (c)                250,000         249,360
Credit Suisse First Boston
  USA, Inc.

  3.875%, due 1/15/09                   125,000         125,032
  4.875%, due 1/15/15                   575,000         559,997
  5.125%, due 1/15/14                   100,000          99,817
  5.25%, due 3/2/11                     100,000         101,977


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FINANCE--OTHER (CONTINUED)
Credit Suisse First Boston
  USA, Inc. (continued)
  6.125%, due 11/15/11              $   250,000   $     260,244
  6.50%, due 1/15/12                    250,000         263,169

Developers Diversified Realty
  Corp.
  3.875%, due 1/30/09                   100,000          98,547
  5.00%, due 5/3/10                      50,000          48,600
ERP Operating, L.P.
  5.125%, due 3/15/16                    50,000          45,846
  5.375%, due 8/1/16                     50,000          46,111
  6.95%, due 3/2/11                     100,000         104,203
Goldman Sachs Group, Inc.
  (The)
  4.75%, due 7/15/13                    250,000         245,585
  5.15%, due 1/15/14                    625,000         607,359
  5.35%, due 1/15/16                    350,000         343,585
  5.625%, due 1/15/17                   245,000         236,756
  5.70%, due 9/1/12                     225,000         229,515
  5.75%, due 10/1/16                    150,000         149,627
  5.95%, due 1/18/18                    500,000         499,046
  6.25%, due 9/1/17                     350,000         357,633
  6.45%, due 5/1/36                     100,000          94,927
Goldman Sachs Group, L.P.
  5.00%, due 10/1/14                    100,000          98,446
Hospitality Properties Trust
  5.125%, due 2/15/15                    50,000          43,029
iStar Financial, Inc.
  5.65%, due 9/15/11                    150,000         130,500
John Deere Capital Corp.
  7.00%, due 3/15/12                    250,000         271,568
JPMorgan Chase & Co.
  4.875%, due 3/15/14                   250,000         247,293
  5.15%, due 10/1/15                    500,000         499,767
  5.75%, due 1/2/13                     200,000         207,101
  6.75%, due 2/1/11                     500,000         521,465
Kimco Realty Corp.
  5.783%, due 3/15/16                    50,000          46,496
Lehman Brothers Holdings,
  Inc.
  5.00%, due 1/14/11                    100,000          96,883
  5.25%, due 2/6/12                     250,000         243,768
  5.50%, due 4/4/16                     400,000         376,876
  5.75%, due 1/3/17                     100,000          93,460
  6.50%, due 7/19/17                    600,000         589,409
  6.625%, due 1/18/12                   150,000         152,478
Liberty Property, L.P.
  5.125%, due 3/2/15                    100,000          90,117
  8.50%, due 8/1/10                     100,000         105,909
Mack-Cali Realty, L.P.
  5.05%, due 4/15/10                    201,000         199,141
Merrill Lynch & Co., Inc.
  Series C
  5.00%, due 1/15/15                    150,000         139,401
  Series B
  5.30%, due 9/30/15                    250,000         235,372
  5.70%, due 5/2/17                     100,000          94,228
  5.77%, due 7/25/11                    200,000         202,316
  6.00%, due 2/17/09                    250,000         250,650
  6.05%, due 5/16/16                    175,000         167,914
  6.40%, due 8/28/17                    400,000         399,579
  6.875%, due 4/25/18                   100,000         100,816
Morgan Stanley
  4.75%, due 4/1/14                     100,000          93,839
  Series E
  5.45%, due 1/9/17                     425,000         406,128
  5.625%, due 1/9/12                    350,000         353,499
  6.00%, due 4/28/15                    275,000         274,581
  6.25%, due 8/28/17                    400,000         400,810
  6.25%, due 8/9/26                     100,000          95,277
  6.60%, due 4/1/12                     175,000         178,952
  6.75%, due 4/15/11                    100,000         103,819
  6.75%, due 10/15/13                   175,000         180,999
National Rural Utilities Cooperative Finance Corp.
  5.45%, due 2/1/18                     150,000         149,583
  5.75%, due 8/28/09                    250,000         255,313
  Series C
  7.25%, due 3/1/12                      50,000          53,704
  8.00%, due 3/1/32                      75,000          87,501
Pricoa Global Funding I
  4.20%, due 1/15/10 (a)                100,000         100,096
  4.625%, due 6/25/12 (a)               100,000          98,309
ProLogis
  5.625%, due 11/15/15                  100,000          93,278
  5.625%, due 11/15/16                  100,000          93,066
Regency Centers, L.P.
  5.25%, due 8/1/15                     100,000          90,121
Security Capital Group
  7.95%, due 5/15/08                     50,000          50,027
Simon Property Group, L.P.
  3.75%, due 1/30/09                     50,000          49,526
  5.25%, due 12/1/16                    100,000          94,641
  5.375%, due 8/28/08                   100,000         100,020
  5.45%, due 3/15/13                    100,000          98,362
SLM Corp.
  5.625%, due 8/1/33                    250,000         193,718
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                    100,000         101,812
  5.45%, due 5/18/11                    150,000         157,338
Unilever Capital Corp.
  5.90%, due 11/15/32                   100,000         100,114



16    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FINANCE--OTHER (CONTINUED)
Washington Mutual Bank
  5.95%, due 5/20/13                $   375,000   $     339,375
Washington Mutual Financial
  Corp.
  6.875%, due 5/15/11                   100,000         104,433
World Savings Bank FSB
  4.125%, due 12/15/09                  100,000         101,030
                                                  -------------
                                                     20,664,695
                                                  -------------

GAS (0.1%)
AGL Capital Corp.
  4.45%, due 4/15/13                    100,000          95,771
Atmos Energy Corp.
  4.00%, due 10/15/09                   100,000          98,793
Sempra Energy
  6.00%, due 2/1/13                     100,000         104,207
                                                  -------------
                                                        298,771
                                                  -------------

INDEPENDENT (1.2%)
American General Finance
  Corp.
  Series H
  4.00%, due 3/15/11                    250,000         236,908
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                   100,000         101,134
CIT Group, Inc.
  5.00%, due 2/13/14                    100,000          82,639
  5.40%, due 1/30/16                    150,000         124,244
  5.65%, due 2/13/17                    100,000          82,837
CitiFinancial Credit Co.
  8.70%, due 6/15/10                    227,000         243,997
V  General Electric Capital
  Corp.
  4.875%, due 10/21/10                  200,000         204,991
  5.00%, due 1/8/16                     375,000         370,936
  5.40%, due 2/15/17                    200,000         199,441
  5.875%, due 1/14/38                   425,000         405,206
  6.00%, due 6/15/12                  1,125,000       1,182,453
  Series A
  6.75%, due 3/15/32                    650,000         688,288
HSBC Finance Corp.
  5.00%, due 6/30/15                    250,000         243,204
  5.50%, due 1/19/16                    850,000         841,305
  6.375%, due 10/15/11                  550,000         569,784
  6.40%, due 6/17/08                    250,000         250,660
International Lease Finance
  Corp.
  Series O
  4.375%, due 11/1/09                   250,000         245,886
Toll Brothers Finance Corp.
  5.15%, due 5/15/15                     50,000          43,728
                                                  -------------
                                                      6,117,641
                                                  -------------

INSURANCE (0.9%)
Ace INA Holdings, Inc.
  5.70%, due 2/15/17                     60,000          60,374
  5.875%, due 6/15/14                   105,000         108,387
Aegon Funding Corp.
  5.75%, due 12/15/20                   100,000          93,623
Allstate Corp. (The)
  5.00%, due 8/15/14                    275,000         276,383
  5.95%, due 4/1/36                      50,000          46,551
  7.20%, due 12/1/09                    100,000         104,605
American International Group,
  Inc.
  4.70%, due 10/1/10                    100,000          99,933
  5.85%, due 1/16/18                    300,000         299,764
  6.25%, due 5/1/36                     200,000         195,098
Aon Corp.
  7.375%, due 12/14/12                  100,000         112,586
Assurant, Inc.
  5.625%, due 2/15/14                   100,000          95,490
Berkshire Hathaway Finance
  Corp.
  4.85%, due 1/15/15                    400,000         403,043
Chubb Corp.
  5.20%, due 4/1/13                     100,000          98,301
CIGNA Corp.
  7.00%, due 1/15/11                    125,000         130,701
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10                    100,000         107,753
Genworth Financial, Inc.
  Class A
  4.95%, due 10/1/15                     75,000          69,726
  5.75%, due 6/15/14                     50,000          49,424
Hartford Financial Services
  Group, Inc. (The)
  5.50%, due 10/15/16                    75,000          74,430
  5.55%, due 8/16/08                    100,000         100,444
  7.90%, due 6/15/10                    100,000         106,560
Hartford Life Global Funding
  Trusts
  5.20%, due 2/15/11                    155,000         158,919
Lincoln National Corp.
  4.75%, due 2/15/14                    150,000         145,011
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14                   100,000          98,329
MetLife, Inc.
  5.00%, due 11/24/13                    50,000          51,101
  5.00%, due 6/15/15                    225,000         223,186
  5.70%, due 6/15/35                    100,000          90,637
  6.125%, due 12/1/11                   100,000         105,626
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15                     25,000          24,243
Principal Financial Group,
  Inc.
  6.05%, due 10/15/36                   100,000          91,546


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE (CONTINUED)
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10               $    50,000   $      49,941
Progressive Corp. (The)
  6.25%, due 12/1/32                     50,000          48,557
Protective Life Corp.
  4.875%, due 11/1/14                   100,000          94,116
Prudential Financial, Inc.
  Series B
  5.10%, due 9/20/14                    250,000         246,588
  5.70%, due 12/14/36                   100,000          89,422
St. Paul Travelers Cos., Inc.
  (The)
  5.50%, due 12/1/15                    100,000          98,903
  6.75%, due 6/20/36                     75,000          75,546
Travelers Property Casualty
  Corp.
  5.00%, due 3/15/13                    100,000         100,573
                                                  -------------
                                                      4,425,420
                                                  -------------

MANUFACTURING (2.2%)
3M Co.
  5.70%, due 3/15/37                    100,000         101,848
Air Products & Chemicals,
  Inc.
  4.15%, due 2/1/13                     100,000          98,349
Alcoa, Inc.
  5.72%, due 2/23/19                    187,000         179,706
  5.95%, due 2/1/37                     100,000          88,859
Black & Decker Corp.
  4.75%, due 11/1/14                     50,000          45,573
Boeing Co. (The)
  6.125%, due 2/15/33                   250,000         261,597
Caterpillar, Inc.
  6.05%, due 8/15/36                    313,000         315,937
Centex Corp.
  5.125%, due 10/1/13                    50,000          42,875
  7.50%, due 1/15/12                    100,000          95,750
Cooper Industries, Inc.
  5.25%, due 11/15/12                    50,000          50,926
CRH America, Inc.
  5.30%, due 10/15/13                   100,000          93,954
  6.00%, due 9/30/16                    100,000          93,961
D.R. Horton, Inc.
  4.875%, due 1/15/10                   100,000          95,000
  5.00%, due 1/15/09                    230,000         223,100
  8.00%, due 2/1/09                     100,000          99,500
DaimlerChrysler N.A. Holding
  Corp.
  4.05%, due 6/4/08                     250,000         250,038
  4.875%, due 6/15/10                   100,000         101,003
  7.75%, due 1/18/11                    150,000         160,382
  8.50%, due 1/18/31                    300,000         346,590
Deere & Co.
  6.95%, due 4/25/14                     50,000          54,714
  7.125%, due 3/3/31                    125,000         141,667
Dover Corp.
  5.375%, due 10/15/35                   50,000          44,650
Dow Chemical Co. (The)
  6.00%, due 10/1/12                    200,000         207,091
  8.55%, due 10/15/09                    50,000          52,716
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                   280,000         282,949
Eastman Chemical Co.
  7.25%, due 1/15/24                    100,000         102,513
Electronic Data Systems Corp.
  Series B
  6.50%, due 8/1/13                     100,000         101,902
Emerson Electric Co.
  7.125%, due 8/15/10                   450,000         480,591
General Dynamics Corp.
  4.25%, due 5/15/13                    100,000          99,354
General Electric Co.
  5.25%, due 12/6/17                    500,000         497,594
Goodrich Corp.
  7.00%, due 4/15/38                     50,000          53,974
Hewlett-Packard Co.
  5.25%, due 3/1/12                     350,000         363,014
Honeywell International, Inc.
  5.40%, due 3/15/16                     50,000          51,461
  5.625%, due 8/1/12                     50,000          52,479
  5.70%, due 3/15/37                    100,000          97,100
  7.50%, due 3/1/10                     100,000         106,507
ICI Wilmington, Inc.
  4.375%, due 12/1/08                   100,000         100,218
International Business
  Machines Corp.
  4.25%, due 9/15/09                    150,000         151,157
  5.70%, due 9/14/17                    200,000         208,374
  5.875%, due 11/29/32                  100,000          99,802
  6.50%, due 1/15/28                    100,000         104,303
  7.50%, due 6/15/13                    100,000         112,905
  8.375%, due 11/1/19                   100,000         125,812
International Paper Co.
  5.25%, due 4/1/16                     100,000          87,975
  5.85%, due 10/30/12                    25,000          24,575
Johnson Controls, Inc.
  5.50%, due 1/15/16                     50,000          49,886
  6.00%, due 1/15/36                     50,000          45,092
Lennar Corp.
  Series B
  5.50%, due 9/1/14                      50,000          39,875
Litton Industries, Inc.
  8.00%, due 10/15/09                   100,000         104,771



18    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MANUFACTURING (CONTINUED)
Lockheed Martin Corp.
  6.15%, due 9/1/36                 $    50,000   $      51,079
  7.65%, due 5/1/16                     250,000         288,915
Lubrizol Corp.
  5.50%, due 10/1/14                    100,000          97,338
Masco Corp.
  4.80%, due 6/15/15                    200,000         173,046
MDC Holdings, Inc.
  5.375%, due 7/1/15                     50,000          46,460
MeadWestvaco Corp.
  6.85%, due 4/1/12                     100,000         101,419
Minnesota Mining &
  Manufacturing
  6.375%, due 2/15/28                   100,000         108,735
Monsanto Co.
  7.375%, due 8/15/12                   100,000         111,311
Newmont Mining Corp.
  8.625%, due 5/15/11                    50,000          56,043
Northrop Grumman Corp.
  7.125%, due 2/15/11                   100,000         106,625
  7.75%, due 2/15/31                     50,000          60,080
  7.875%, due 3/1/26                    100,000         119,990
Owens Corning, Inc.
  6.50%, due 12/1/16                    100,000          84,638
Pitney Bowes, Inc.
  3.875%, due 6/15/13                   150,000         142,246
  5.75%, due 9/15/17                    100,000         100,856
Praxair, Inc.
  3.95%, due 6/1/13                     200,000         194,445
Pulte Homes, Inc.
  7.875%, due 8/1/11                    400,000         390,000
Raytheon Co.
  5.50%, due 11/15/12                   100,000         103,798
  6.40%, due 12/15/18                   350,000         375,770
Rohm & Haas Co.
  7.85%, due 7/15/29                    100,000         111,201
Textron, Inc.
  4.50%, due 8/1/10                     100,000         100,532
United Technologies Corp.
  4.875%, due 5/1/15                    300,000         302,372
  5.40%, due 5/1/35                     100,000          92,277
  6.35%, due 3/1/11                     250,000         264,761
VF Corp.
  6.45%, due 11/1/37                     50,000          47,120
Vulcan Materials Co.
  5.60%, due 11/30/12                    75,000          75,544
  6.00%, due 4/1/09                     250,000         254,435
Weyerhaeuser Co.
  6.75%, due 3/15/12                    200,000         209,216
  7.375%, due 3/15/32                   100,000         100,392
Xerox Corp.
  6.35%, due 5/15/18                    100,000         100,505
  6.40%, due 3/15/16                    160,000         163,037
                                                  -------------
                                                     11,324,155
                                                  -------------

SERVICE (2.3%)
Abbott Laboratories
  5.875%, due 5/15/16                   200,000         210,776
  6.15%, due 11/30/37                   100,000         103,901
Aetna, Inc.
  6.00%, due 6/15/16                    175,000         174,889
  7.875%, due 3/1/11                    100,000         106,737
Allergan, Inc.
  5.75%, due 4/1/16                      50,000          50,073
Amgen, Inc.
  4.85%, due 11/18/14                   100,000          97,328
  5.85%, due 6/1/17                     150,000         151,041
Baxter International, Inc.
  4.625%, due 3/15/15                    50,000          48,336
  5.90%, due 9/1/16                     100,000         104,603
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36                  150,000         147,249
  7.15%, due 6/15/23                     50,000          56,713
Cardinal Health, Inc.
  6.00%, due 6/15/17                    100,000         101,322
  6.25%, due 7/15/08                    100,000         100,522
Clear Channel Communications,
  Inc.
  5.50%, due 9/15/14                    100,000          69,500
  6.875%, due 6/15/18                   100,000          69,500
Clorox Co. (The)
  5.00%, due 1/15/15                     50,000          47,728
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                   250,000         280,042
Comcast Cable Communications,
  Inc.
  7.125%, due 6/15/13                   400,000         428,588
Comcast Corp.
  4.95%, due 6/15/16                    100,000          95,420
  5.65%, due 6/15/35                    200,000         178,192
  5.875%, due 2/15/18                   150,000         149,588
  6.45%, due 3/15/37                    250,000         248,645
Cox Communications, Inc.
  3.875%, due 10/1/08                    40,000          39,909
  5.45%, due 12/15/14                   100,000          99,487
  7.125%, due 10/1/12                   200,000         212,629
Eli Lilly & Co.
  4.50%, due 3/15/18                    100,000          93,692
  7.125%, due 6/1/25                    100,000         114,616
Fortune Brands, Inc.
  5.375%, due 1/15/16                   100,000          94,097
  5.875%, due 1/15/36                    25,000          20,941


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
SERVICE (CONTINUED)
Genentech, Inc.
  4.75%, due 7/15/15                $   100,000   $      99,761
GlaxoSmithKline Capital, Inc.
  4.375%, due 4/15/14                   200,000         197,726
Historic TW, Inc.
  6.625%, due 5/15/29                   250,000         241,589
Johnson & Johnson
  5.55%, due 8/15/17                    100,000         106,634
  6.95%, due 9/1/29                     100,000         117,922
Kimberly-Clark Corp.
  6.375%, due 1/1/28                    100,000         104,167
  6.625%, due 8/1/37                    100,000         108,995
Marriott International,
  Inc./DE
  Series J
  5.625%, due 2/15/13                    50,000          49,150
McKesson Corp.
  5.70%, due 3/1/17                      50,000          48,946
Medtronic, Inc.
  Series B
  4.75%, due 9/15/15                     50,000          48,334
Merck & Co., Inc.
  4.75%, due 3/1/15                     250,000         248,401
News America, Inc.
  5.30%, due 12/15/14                   300,000         301,432
  6.40%, due 12/15/35                   175,000         175,126
  7.25%, due 5/18/18                    100,000         109,874
Oracle Corp.
  5.00%, due 1/15/11                    300,000         307,075
  5.25%, due 1/15/16                    250,000         251,155
Pfizer, Inc.
  4.65%, due 3/1/18                     300,000         290,552
Quest Diagnostics, Inc.
  5.125%, due 11/1/10                    50,000          50,096
  7.50%, due 7/12/11                     50,000          53,122
R.R. Donnelley & Sons Co.
  5.50%, due 5/15/15                    100,000          94,714
Republic Services, Inc.
  6.75%, due 8/15/11                     50,000          52,554
Schering-Plough Corp.
  6.00%, due 9/15/17                    250,000         252,455
  6.75%, due 12/1/33                    100,000         102,698
Science Applications
  International Corp.
  6.25%, due 7/1/12                     100,000         107,578
Teva Pharmaceutical Finance
  LLC
  6.15%, due 2/1/36                      50,000          49,790
Time Warner Cable, Inc.
  6.55%, due 5/1/37                     275,000         273,195
Time Warner Cos., Inc.
  6.95%, due 1/15/28                    200,000         200,377
Time Warner, Inc.
  6.75%, due 4/15/11                    250,000         256,740
  6.875%, due 5/1/12                    175,000         182,306
  7.625%, due 4/15/31                   375,000         402,405
UnitedHealth Group, Inc.
  5.00%, due 8/15/14                    200,000         190,627
  5.375%, due 3/15/16                   100,000          95,783
  6.00%, due 6/15/17                    330,000         327,921
Viacom, Inc.
  5.625%, due 8/15/12                   350,000         348,458
  5.75%, due 4/30/11                     50,000          50,559
  6.875%, due 4/30/36                   250,000         250,429
Walt Disney Co. (The)
  Series B
  5.875%, due 12/15/17                  125,000         132,475
  6.375%, due 3/1/12                    250,000         268,461
Waste Management, Inc.
  5.00%, due 3/15/14                     50,000          48,259
  7.125%, due 12/15/17                  100,000         108,422
  7.75%, due 5/15/32                     75,000          83,470
WellPoint, Inc.
  5.95%, due 12/15/34                   250,000         214,227
  6.80%, due 8/1/12                     100,000         104,630
Western Union Co. (The)
  5.93%, due 10/1/16                    130,000         128,219
Wyeth
  5.50%, due 3/15/13                    300,000         310,699
  6.00%, due 2/15/36                    200,000         194,194
  6.45%, due 2/1/24                     100,000         104,455
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                     50,000          44,995
                                                  -------------
                                                     11,587,216
                                                  -------------

TELECOM (1.0%)
AT&T, Inc.
  6.30%, due 1/15/38                    200,000         199,683
  6.80%, due 5/15/36                    265,000         278,686
BellSouth Corp.
  5.20%, due 9/15/14                    100,000         100,472
  6.00%, due 11/15/34                   100,000          95,155
  6.875%, due 10/15/31                  250,000         258,707
CenturyTel, Inc.
  Series H
  8.375%, due 10/15/10                  100,000         107,852
Cingular Wireless LLC
  6.50%, due 12/15/11                   100,000         105,399
Cisco Systems, Inc.
  5.50%, due 2/22/16                    425,000         440,215
Embarq Corp.
  7.995%, due 6/1/36                    200,000         196,992



20    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOM (CONTINUED)
Harris Corp.
  5.00%, due 10/1/15                $    50,000   $      47,876
Motorola, Inc.
  7.50%, due 5/15/25                    100,000          88,384
New Cingular Wireless
  Services, Inc.
  8.125%, due 5/1/12                    100,000         111,022
  8.75%, due 3/1/31                     100,000         123,087
SBC Communications, Inc.
  5.10%, due 9/15/14                    700,000         702,179
  5.875%, due 2/1/12                    100,000         103,666
  6.15%, due 9/15/34                    250,000         242,654
Sprint Capital Corp.
  6.875%, due 11/15/28                  300,000         233,250
  7.625%, due 1/30/11                   100,000          94,750
  8.375%, due 3/15/12                   500,000         476,250
  8.75%, due 3/15/32                    100,000          88,250
Verizon Communications, Inc.
  5.85%, due 9/15/35                    300,000         286,946
  6.10%, due 4/15/18                    170,000         178,244
  6.25%, due 4/1/37                      65,000          65,160
  6.40%, due 2/15/38                     75,000          76,390
Verizon Global Funding Corp.
  7.75%, due 12/1/30                    350,000         397,728
Verizon Pennsylvania, Inc.
  Series A
  5.65%, due 11/15/11                   250,000         254,062
                                                  -------------
                                                      5,353,059
                                                  -------------

TRANSPORTATION (0.4%)
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                      75,000          73,607
  6.20%, due 8/15/36                     50,000          48,950
  6.75%, due 7/15/11                    100,000         104,133
  7.125%, due 12/15/10                  100,000         106,462
CSX Corp.
  5.60%, due 5/1/17                     100,000          95,845
CSX Transportation, Inc.
  7.875%, due 5/15/43                   100,000         101,121
Norfolk Southern Corp.
  7.05%, due 5/1/37                     100,000         110,923
  7.25%, due 2/15/31                    100,000         110,902
Southwest Airlines Co.
  5.25%, due 10/1/14                     75,000          70,460
TTX Co.
  5.00%, due 4/1/12 (a)                 100,000         104,464
Union Pacific Corp.
  5.375%, due 5/1/14                    250,000         249,426
  5.65%, due 5/1/17                     100,000         100,629
  5.75%, due 11/15/17                   100,000         101,241
  6.125%, due 1/15/12                   100,000         103,825
  6.65%, due 1/15/11                    100,000         105,454
  7.00%, due 2/1/16                      50,000          53,902
United Parcel Service
  6.20%, due 1/15/38                    250,000         262,960
                                                  -------------
                                                      1,904,304
                                                  -------------

WATER (0.0%)++
American Water
  6.085%, due 10/15/17 (a)              100,000          99,464
                                                  -------------
Total Corporate Bonds
  (Cost $98,875,812)                                 97,707,851
                                                  -------------



FOREIGN BONDS (4.1%)
---------------------------------------------------------------

BANKS (0.7%)
Abbey National PLC
  7.95%, due 10/26/29                   100,000         108,352
Bank of Tokyo-Mitsubishi,
  Ltd. (The)
  8.40%, due 4/15/10                    100,000         106,653
Deutsche Bank AG/London
  6.00%, due 9/1/17                     325,000         340,068
Eksportfinans A/S
  5.50%, due 5/25/16                    200,000         213,927
HSBC Holdings PLC
  7.50%, due 7/15/09                    250,000         257,728
Kreditanstalt fuer
  Wiederaufbau
  Series G
  4.875%, due 1/17/17                 1,500,000       1,572,951
Landwirtschaftliche
  Rentenbank
  Series 5
  3.25%, due 6/16/08                    250,000         250,274
Royal Bank of Canada
  5.65%, due 7/20/11                    150,000         157,263
Royal Bank of Scotland Group
  PLC
  5.00%, due 11/12/13                   100,000         100,613
  5.05%, due 1/8/15                     100,000          96,286
UBS A.G
  5.75%, due 4/25/18                    250,000         249,614
  5.875%, due 7/15/16                   125,000         126,564
  5.875%, due 12/20/17                  125,000         127,455
                                                  -------------
                                                      3,707,748
                                                  -------------

CONSUMER (0.1%)
Diageo Capital PLC
  5.125%, due 1/30/12                   100,000         101,998
  5.875%, due 9/30/36                   150,000         142,778
                                                  -------------
                                                        244,776
                                                  -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                      PRINCIPAL
                                         AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
ELECTRIC (0.1%)
Hydro Quebec
  Series JL
  6.30%, due 5/11/11                $   250,000   $     269,324
Scottish Power PLC
  5.375%, due 3/15/15                   100,000          97,005
                                                  -------------
                                                        366,329
                                                  -------------

ENERGY (0.1%)
Anadarko Finance Co.
  6.75%, due 5/1/11                     100,000         105,625
Apache Finance Canada Corp.
  4.375%, due 5/15/15                   100,000          96,409
Petrobras International
  Finance Co.
  5.875%, due 3/1/18                    150,000         149,367
Transocean, Inc.
  6.00%, due 3/15/18                    125,000         129,304
  7.375%, due 4/15/18                   100,000         110,913
                                                  -------------
                                                        591,618
                                                  -------------

FINANCE--OTHER (0.0%)++
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                    100,000         103,154
                                                  -------------

FOREIGN SOVEREIGN (1.1%)
Canadian Government
  5.25%, due 11/5/08                    500,000         507,329
International Bank of
  Reconstruction &
  Development
  (zero coupon), due 3/11/31            504,000         155,452
Malaysian Government
  7.50%, due 7/15/11                    100,000         109,842
Republic of Chile
  5.50%, due 1/15/13                    100,000         104,480
Republic of Colombia
  7.375%, due 1/27/17                   500,000         563,000
Republic of Italy
  5.625%, due 6/15/12                   750,000         806,338
  6.875%, due 9/27/23                   750,000         910,504
Republic of Poland
  5.25%, due 1/15/14                    100,000         105,077
Republic of South Africa
  7.375%, due 4/25/12                   100,000         109,250
Svensk Exportkredit AB
  5.125%, due 3/1/17                    200,000         208,843
United Mexican States
  Series MTNA
  5.875%, due 1/15/14                   750,000         798,000
  6.75%, due 9/27/34                    150,000         166,050
  7.50%, due 1/14/12                    250,000         277,700
  Series MTN
  6.375%, due 1/16/13                   900,000         976,500
                                                  -------------
                                                      5,798,365
                                                  -------------

INDEPENDENT (0.1%)
CIT Group Co. of Canada
  5.20%, due 6/1/15                     300,000         249,365
Rio Tinto Finance USA, Ltd.
  2.625%, due 9/30/08                   250,000         249,749
                                                  -------------
                                                        499,114
                                                  -------------

INSURANCE (0.0%)++
Axa S.A.
  8.60%, due 12/15/30                   105,000         116,843
                                                  -------------

MANUFACTURING (0.3%)
Alcan, Inc.
  5.00%, due 6/1/15                     100,000          96,719
  5.75%, due 6/1/35                      50,000          44,957
Barrick Gold Finance Co.
  4.875%, due 11/15/14                   50,000          47,986
BHP Billiton Finance USA,
  Ltd.
  4.80%, due 4/15/13                    100,000          98,120
  5.25%, due 12/15/15                   300,000         291,694
Celulosa Arauco y
  Constitucion S.A.
  5.625%, due 4/20/15                    50,000          49,248
Hanson PLC
  6.125%, due 8/15/16                   100,000          96,619
Ingersoll-Rand Co.
  4.75%, due 5/15/15                     50,000          47,567
Koninklijke Philips
  Electronics N.V.
  6.875%, due 3/11/38                   175,000         188,918
Lafarge S.A.
  6.50%, due 7/15/16                     50,000          49,306
  7.125%, due 7/15/36                    50,000          46,588
Vale Overseas, Ltd.
  6.25%, due 1/23/17                    400,000         410,000
                                                  -------------
                                                      1,467,722
                                                  -------------

REGIONAL GOVERNMENT (0.6%)
Province of British Columbia
  5.375%, due 10/29/08                  250,000         252,616
Province of Manitoba
  5.50%, due 10/1/08                    250,000         252,927
Province of Ontario
  4.95%, due 11/28/16                   750,000         783,995
Province of Quebec
  4.60%, due 5/26/15                  1,000,000       1,027,821



22    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
REGIONAL GOVERNMENT (CONTINUED)
Province of Quebec
  (continued)
  5.125%, due 11/14/16              $   260,000   $     274,582
  Series NJ
  7.50%, due 7/15/23                    302,000         376,461
                                                  -------------
                                                      2,968,402
                                                  -------------

SERVICE (0.1%)
AstraZeneca PLC
  5.40%, due 9/15/12                    100,000         103,602
  6.45%, due 9/15/37                    350,000         378,172
Thomson Corp. (The)
  5.70%, due 10/1/14                     50,000          48,535
  6.20%, due 1/5/12                     100,000          99,216
                                                  -------------
                                                        629,525
                                                  -------------

TELECOM (0.9%)
America Movil S.A. de C.V.
  5.75%, due 1/15/15                    275,000         277,083
British Telecommunications
  PLC
  8.625%, due 12/15/10                  450,000         489,728
  9.125%, due 12/15/30                  100,000         128,291
Deutsche Telekom
  International Finance B.V.
  5.25%, due 7/22/13                    100,000         100,263
  5.75%, due 3/23/16                    200,000         201,737
  8.00%, due 6/15/10                    350,000         374,938
  9.25%, due 6/1/32                     100,000         131,273
France Telecom S.A.
  8.50%, due 3/1/31                     250,000         322,217
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                    100,000         106,891
Telecom Italia Capital S.A.
  4.875%, due 10/1/10                   300,000         296,981
  4.95%, due 9/30/14                    150,000         139,748
  6.00%, due 9/30/34                    100,000          89,335
  6.375%, due 11/15/33                  100,000          92,822
Telefonica Emisones S.A.U
  7.045%, due 6/20/36                   100,000         109,314
Telefonica Europe B.V.
  7.75%, due 9/15/10                    250,000         268,138
  8.25%, due 9/15/30                    200,000         242,807
Telefonos de Mexico S.A. de
  C.V.
  4.50%, due 11/19/08                   100,000         100,350
Vodafone Group PLC
  6.15%, due 2/27/37                    175,000         172,403
  7.75%, due 2/15/10                    850,000         896,992
Vodafone Group PLC
  (continued)
  7.875%, due 2/15/30                   100,000         113,584
                                                  -------------
                                                      4,654,895
                                                  -------------
Total Foreign Bonds
  (Cost $20,675,166)                                 21,148,491
                                                  -------------



MORTGAGE-BACKED SECURITIES (0.2%)
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                   500,000         482,669
Morgan Stanley Capital I
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49 (d)               500,000         494,763
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $1,004,957)                                     977,432
                                                  -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (72.1%)
---------------------------------------------------------------

  FEDERAL HOME LOAN BANK (1.0%)
  4.875%, due 5/14/10                 5,000,000       5,205,805
                                                  -------------

  FEDERAL HOME LOAN MORTGAGE
  CORPORATION (4.8%)
  4.00%, due 12/15/09 (c)             7,750,000       7,885,834
  4.125%, due 7/12/10                 1,085,000       1,114,561
  4.50%, due 7/15/13                  1,000,000       1,039,266
  4.50%, due 1/15/15                  2,000,000       2,061,514
  4.875%, due 2/9/10                  1,500,000       1,552,287
  5.00%, due 7/15/14                  1,000,000       1,062,811
  5.00%, due 3/1/38                     499,393         491,213
  5.00%, due 4/1/38                   1,000,000         983,621
  5.125%, due 10/18/16                2,930,000       3,110,154
  5.50%, due 2/1/23                     156,280         159,224
  5.50%, due 3/1/23                     987,609       1,006,117
  5.50%, due 9/1/37                     999,901       1,007,571
  5.50%, due 1/1/38                     999,900       1,007,570
  6.00%, due 8/1/37                     555,702         569,002
  6.25%, due 7/15/32                  1,500,000       1,777,934
                                                  -------------
                                                     24,828,679
                                                  -------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE PASS-THROUGH
  SECURITIES) (19.7%)
  4.00%, due 8/1/20                   2,467,125       2,375,668
  4.50%, due 4/1/20                   8,428,911       8,360,344
  4.50%, due 11/1/20                    115,348         114,122
  4.50%, due 8/1/33                     347,056         331,188
  4.50%, due 6/1/34                     466,156         444,551


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)

FEDERAL HOME LOAN MORTGAGE CORPORATION  (MORTGAGE PASS-THROUGH
  SECURITIES) (CONTINUED)
  4.50%, due 5/1/35                 $   844,908   $     805,221
  4.50%, due 6/1/35                     830,671         791,652
  4.50%, due 8/1/35                     836,357         797,072
  4.50%, due 3/1/36                     392,791         374,341
  5.00%, due 5/1/18                   3,997,126       4,041,547
  5.00%, due 6/1/18                   1,925,643       1,947,043
  5.00%, due 11/1/21                    367,495         370,081
  5.00%, due 5/1/22                   1,485,928       1,496,089
  5.00%, due 10/1/22                    136,530         137,464
  5.00%, due 8/1/35                   7,928,628       7,806,195
  5.00%, due 10/1/36                    220,997         217,443
  5.00%, due 6/1/37                   8,989,751       8,842,505
  5.50%, due 2/1/18                     511,050         523,022
  5.50%, due 1/1/22                     947,039         965,071
  5.50%, due 1/1/23                     460,835         469,517
  5.50%, due 9/1/35                     970,938         978,853
  5.50%, due 9/1/36                      51,461          51,856
  5.50%, due 10/1/36                  2,135,291       2,151,670
  5.50%, due 4/1/37                  13,952,445      14,055,283
  5.50%, due 6/1/37                   3,391,434       3,416,431
  5.50%, due 7/1/37                   2,388,260       2,405,863
  5.50%, due 8/1/37                   2,961,473       2,983,301
  5.50%, due 9/1/37                     838,780         844,962
  5.50%, due 10/1/37                    955,605         962,649
  5.50%, due 11/1/37                 10,763,629      10,842,964
  6.00%, due 8/1/17                     403,561         416,986
  6.00%, due 6/1/21                     685,178         706,360
  6.00%, due 9/1/21                     375,619         387,231
  6.00%, due 11/1/22                    432,795         446,089
  6.00%, due 8/1/36                   3,626,313       3,714,190
  6.00%, due 4/1/37                     474,788         486,151
  6.00%, due 7/1/37                     992,488       1,016,241
  6.00%, due 8/1/37                   2,264,805       2,319,009
  6.00%, due 9/1/37                   1,820,755       1,864,331
  6.00%, due 11/1/37                  3,688,513       3,776,791
  6.50%, due 4/1/11                       2,937           3,051
  6.50%, due 5/1/11                       3,761           3,894
  6.50%, due 10/1/11                      2,308           2,404
  6.50%, due 6/1/14                      21,565          22,536
  6.50%, due 4/1/17                      19,526          20,239
  6.50%, due 5/1/17                      39,341          40,787
  6.50%, due 12/1/24                     66,446          69,137
  6.50%, due 11/1/25                     42,631          44,739
  6.50%, due 5/1/26                       2,808           2,944
  6.50%, due 3/1/27                      12,097          12,663
  6.50%, due 5/1/31                      29,036          30,303
  6.50%, due 8/1/31                      23,182          24,193
  6.50%, due 1/1/32                     134,591         140,462
  6.50%, due 3/1/32                     128,126         133,558
  6.50%, due 4/1/32                      39,947          41,627
  6.50%, due 7/1/32                      35,425          36,915
  6.50%, due 1/1/34                      87,598          91,009
  6.50%, due 8/1/36                     920,573         954,676
  6.50%, due 1/1/37                   1,595,099       1,654,191
  6.50%, due 8/1/37                     883,076         915,526
  7.00%, due 6/1/11                       4,102           4,272
  7.00%, due 11/1/11                      1,690           1,764
  7.00%, due 4/1/26                      12,619          13,434
  7.00%, due 7/1/26                       1,347           1,434
  7.00%, due 12/1/27                     23,322          24,825
  7.00%, due 1/1/30                      10,294          10,955
  7.00%, due 3/1/31                      43,187          45,876
  7.00%, due 10/1/31                     26,472          28,121
  7.00%, due 3/1/32                     100,240         106,482
  7.00%, due 9/1/33                     376,478         398,936
  7.00%, due 11/1/36                    299,280         315,329
  7.00%, due 12/1/37                    910,720         959,552
  7.50%, due 1/1/16                      11,010          11,534
  7.50%, due 1/1/26                       3,356           3,634
  7.50%, due 11/1/26                      1,216           1,316
  7.50%, due 3/1/27                       1,582           1,712
  7.50%, due 2/1/30                       3,201           3,455
  7.50%, due 2/1/32                      59,207          63,842
  8.00%, due 7/1/26                       7,067           7,650
                                                  -------------
                                                    101,286,324
                                                  -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.2%)
  4.50%, due 6/1/19                      55,267          54,897
  4.50%, due 2/1/23                     428,288         423,278
  4.625%, due 10/15/13                2,000,000       2,087,948
  4.875%, due 5/18/12                 7,000,000       7,376,551
  5.00%, due 5/11/17                  5,250,000       5,521,194
  5.00%, due 4/1/23                   1,000,000       1,006,113
  5.00%, due 7/1/35                   1,677,572       1,650,908
  5.50%, due 3/15/11                  5,000,000       5,309,380
  5.50%, due 2/1/38                   1,488,384       1,497,960
  6.00%, due 2/1/38                   2,500,002       2,558,173
  6.21%, due 8/6/38                     475,000         568,335
  6.50%, due 8/1/36                      18,217          18,873
  6.50%, due 8/1/37                     979,674       1,014,715
  6.50%, due 10/1/37                    947,976         981,883
  6.50%, due 11/1/37                    449,058         465,120
  6.50%, due 12/1/37                    488,775         506,258
  6.50%, due 2/1/38                     980,654       1,015,730
                                                  -------------
                                                     32,057,316
                                                  -------------




24    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
  SECURITIES) (11.4%)
  4.00%, due 3/1/22                 $   474,617   $     456,713
  5.00%, due 3/1/21                      45,704          45,998
  5.00%, due 6/1/22                   1,248,786       1,256,545
  5.00%, due 5/1/37                  12,865,908      12,650,637
  5.00%, due 5/1/38 TBA(e)                   50              49
  5.50%, due 8/1/17                      67,342          68,974
  5.50%, due 7/1/22                   1,597,182       1,628,069
  5.50%, due 5/1/35                     646,573         651,237
  5.50%, due 6/1/35                     379,586         382,325
  5.50%, due 7/1/35                   1,891,526       1,905,172
  5.50%, due 8/1/35                   1,060,774       1,068,426
  5.50%, due 9/1/35                     746,997         752,386
  5.50%, due 11/1/35                  3,970,639       3,999,285
  5.50%, due 4/1/36                     822,234         828,166
  5.50%, due 6/1/36                     828,179         833,766
  6.00%, due 6/1/16                      82,926          85,646
  6.00%, due 7/1/16                      31,248          32,274
  6.00%, due 9/1/16                      46,464          47,988
  6.00%, due 9/1/17                      38,323          39,580
  6.00%, due 1/1/36                      31,835          32,598
  6.00%, due 7/1/36                   7,837,453       8,021,481
  6.00%, due 8/1/36                   1,038,095       1,062,470
  6.00%, due 9/1/36                   1,101,999       1,127,875
  6.00%, due 10/1/36                  1,225,821       1,254,604
  6.00%, due 11/1/36                    776,283         794,511
  6.00%, due 4/1/37                   2,607,993       2,669,034
  6.00%, due 6/1/37                     950,087         972,194
  6.00%, due 7/1/37                   7,397,268       7,569,388
  6.00%, due 8/1/37                     905,097         926,157
  6.50%, due 3/1/11                         262             271
  6.50%, due 4/1/11                       3,239           3,363
  6.50%, due 6/1/11                         362             377
  6.50%, due 9/1/11                       7,344           7,654
  6.50%, due 10/1/11                     38,829          40,492
  6.50%, due 11/1/11                      4,455           4,652
  6.50%, due 6/1/15                      82,076          85,972
  6.50%, due 4/1/27                      14,064          14,706
  6.50%, due 2/1/28                      13,013          13,607
  6.50%, due 7/1/32                      19,738          20,547
  6.50%, due 8/1/32                     289,985         301,868
  6.50%, due 9/1/32                       4,077           4,244
  6.50%, due 1/1/35                     551,955         571,987
  6.50%, due 8/1/35                     461,022         477,754
  6.50%, due 9/1/35                      25,555          26,483
  6.50%, due 3/1/36                     188,381         195,159
  6.50%, due 4/1/36                   1,090,597       1,129,838
  6.50%, due 7/1/36                   1,105,184       1,144,949
  6.50%, due 8/1/36                     400,189         414,588
  6.50%, due 9/1/36                     775,602         803,508
  6.50%, due 10/1/36                    994,197       1,029,969
  6.50%, due 11/1/36                    415,770         430,730
  7.00%, due 2/1/09                       6,106           6,124
  7.00%, due 5/1/11                       1,660           1,732
  7.00%, due 6/1/11                       4,124           4,298
  7.00%, due 10/1/11                        266             277
  7.00%, due 11/1/11                      9,752          10,196
  7.00%, due 10/1/37                     37,416          39,375
  7.00%, due 11/1/37                    435,606         458,409
  7.50%, due 7/1/30                      10,581          11,403
  7.50%, due 7/1/31                      57,877          62,315
  7.50%, due 8/1/31                         762             820
  8.00%, due 8/1/10                         422             435
  8.00%, due 9/1/11                       1,116           1,161
  8.00%, due 11/1/11                      4,534           4,748
  8.00%, due 1/1/25                         239             260
  8.00%, due 6/1/25                         368             400
  8.00%, due 9/1/25                       1,542           1,678
  8.00%, due 2/1/26                       1,112           1,209
  8.00%, due 9/1/26                       9,241          10,043
  8.00%, due 10/1/26                      1,709           1,857
  8.00%, due 11/1/26                      2,477           2,692
  8.00%, due 4/1/27                       4,010           4,360
  8.00%, due 6/1/27                      21,181          23,024
  8.00%, due 12/1/27                      9,183           9,805
  8.00%, due 1/1/28                      33,323          36,224
                                                  -------------
                                                     58,579,111
                                                  -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.6%)
  5.50%, due 4/15/38                    500,000         507,376
  6.00%, due 8/15/37                    499,999         514,455
  6.00%, due 11/15/37                   924,963         951,705
  6.00%, due 1/15/38                    500,001         514,456
  6.50%, due 10/15/37                   461,926         479,846
                                                  -------------
                                                      2,967,838
                                                  -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-
  THROUGH SECURITIES) (3.1%)
  5.00%, due 4/20/33                    318,823         315,226
  5.00%, due 8/15/33                    487,670         484,187
  5.00%, due 2/15/36                    461,928         458,099
  5.00%, due 4/15/36                    844,896         837,893
  5.00%, due 6/20/36                    887,142         876,177
  5.50%, due 7/15/34                    480,973         488,513
  5.50%, due 7/20/34                    299,313         303,363
  5.50%, due 4/15/35                    675,839         686,158
  5.50%, due 9/15/35                    703,872         714,619
  5.50%, due 10/15/35                   764,811         776,489


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
  SECURITIES) (CONTINUED)
  5.50%, due 12/20/35               $   802,672   $     813,283
  5.50%, due 5/15/36                    846,949         859,697
  5.50%, due 1/15/37                    443,659         450,204
  5.50%, due 4/15/37                    455,979         462,705
  5.50%, due 1/15/38                    487,207         494,394
  6.00%, due 3/20/29                     75,733          78,148
  6.00%, due 1/15/32                    113,089         116,653
  6.00%, due 12/15/32                    73,447          75,762
  6.00%, due 3/20/33                    418,928         431,183
  6.00%, due 2/15/34                    331,229         341,245
  6.00%, due 1/20/35                    245,687         252,666
  6.00%, due 6/15/35                    315,272         324,591
  6.00%, due 9/15/35                    422,486         434,974
  6.00%, due 5/15/36                    760,952         783,180
  6.00%, due 9/15/36                    425,674         438,109
  6.00%, due 10/15/36                   892,611         918,685
  6.00%, due 5/15/37                    325,227         334,630
  6.00%, due 6/15/37                    421,104         433,457
  6.50%, due 3/20/31                     51,852          54,104
  6.50%, due 1/15/32                     73,906          77,042
  6.50%, due 6/15/35                      4,744           4,933
  6.50%, due 12/15/35                   357,922         372,320
  6.50%, due 1/15/36                    649,899         675,305
  6.50%, due 9/15/36                    402,192         417,915
  7.00%, due 11/15/11                     9,788          10,105
  7.00%, due 2/15/26                      5,385           5,778
  7.00%, due 4/15/26                      2,226           2,389
  7.00%, due 6/15/29                        636             681
  7.00%, due 12/15/29                     7,179           7,694
  7.00%, due 5/15/31                      2,803           3,000
  7.00%, due 8/15/31                     26,878          28,768
  7.00%, due 8/20/31                     60,407          64,596
  7.00%, due 8/15/32                    102,256         109,463
  7.50%, due 1/15/09                         69              72
  7.50%, due 9/15/11                     23,825          24,806
  7.50%, due 3/15/26                      5,491           5,915
  7.50%, due 10/15/26                    11,209          12,075
  7.50%, due 11/15/26                     1,479           1,593
  7.50%, due 1/15/30                     16,215          17,440
  7.50%, due 10/15/30                    11,923          12,824
  7.50%, due 3/15/32                     50,179          53,974
  8.00%, due 6/15/26                        431             472
  8.00%, due 9/15/26                      1,766           1,933
  8.00%, due 10/15/26                       632             692
  8.00%, due 11/15/26                     2,342           2,559
  8.00%, due 5/15/27                        660             723
  8.00%, due 7/15/27                      1,284           1,405
  8.00%, due 9/15/27                        842             921
  8.00%, due 11/15/30                    48,395          53,019
  8.50%, due 7/15/26                      1,284           1,413
  8.50%, due 11/15/26                     6,595           7,257
                                                  -------------
                                                     16,017,476
                                                  -------------

  UNITED STATES TREASURY BONDS (4.0%)
  4.375%, due 2/15/38 (c)             2,275,000       2,230,744
  4.75%, due 2/15/37                  3,990,000       4,157,392
  5.375%, due 2/15/31                 1,007,000       1,132,954
  6.125%, due 8/15/29                 3,000,000       3,656,718
  6.25%, due 8/15/23 (c)              2,600,000       3,129,142
  6.75%, due 8/15/26                  1,000,000       1,279,922
  7.50%, due 11/15/16                   403,000         513,321
  8.75%, due 5/15/17                    252,000         346,401
  8.875%, due 2/15/19 (c)             2,802,000       3,976,870
  9.875%, due 11/15/15                  302,000         429,619
                                                  -------------
                                                     20,853,083
                                                  -------------

  UNITED STATES TREASURY NOTES (21.3%)
  1.75%, due 3/31/10 (c)              1,500,000       1,485,821
  2.125%, due 4/30/10                 2,000,000       1,994,218
  2.50%, due 3/31/13 (c)                125,000         121,973
  2.875%, due 1/31/13 (c)             7,105,000       7,058,931
  3.25%, due 12/31/09 (c)             5,040,000       5,124,657
  3.50%, due 2/15/18 (c)             17,480,000      17,108,550
  3.875%, due 5/15/09                 1,000,000       1,019,453
  3.875%, due 10/31/12                  100,000         103,719
  4.25%, due 10/15/10 (c)            21,000,000      22,005,711
  4.50%, due 2/15/09                  5,000,000       5,103,905
  4.50%, due 3/31/12                  1,700,000       1,804,523
  4.625%, due 12/31/11                2,050,000       2,188,375
  4.625%, due 7/31/12 (c)             7,800,000       8,320,408
  4.75%, due 2/28/09                  6,000,000       6,141,564
  4.75%, due 5/31/12 (c)             11,915,000      12,767,661
  4.75%, due 5/15/14                  4,600,000       5,001,065
  4.875%, due 5/15/09                 3,250,000       3,346,740
  4.875%, due 4/30/11                 1,500,000       1,603,946
  4.875%, due 6/30/12 (c)             3,500,000       3,768,244
  5.125%, due 5/15/16                 3,000,000       3,321,327
                                                  -------------
                                                    109,390,791
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $361,276,850)                               371,186,423
                                                  -------------



YANKEE BONDS (1.0%)(F)
---------------------------------------------------------------

BANKS (0.2%)
HSBC Bank PLC
  6.95%, due 3/15/11                    200,000         205,780



26    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
BANKS (CONTINUED)
Inter-American Development
  Bank
  6.80%, due 10/15/25               $   604,000   $     733,271
Santander Financial Issuances
  6.375%, due 2/15/11                   100,000         107,088
Westpac Banking Corp.
  4.625%, due 6/1/18                     50,000          47,540
                                                  -------------
                                                      1,093,679
                                                  -------------

CONSUMER (0.1%)
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                    250,000         250,633
                                                  -------------

ENERGY (0.4%)
Canadian Natural Resources,
  Ltd.
  5.45%, due 10/1/12                    100,000         102,389
  5.85%, due 2/1/35                     105,000          96,997
  6.50%, due 2/15/37                     75,000          75,468
EnCana Corp.
  4.75%, due 10/15/13                   100,000          99,571
  6.30%, due 11/1/11                    100,000         104,798
  6.50%, due 8/15/34                     85,000          85,621
  6.50%, due 2/1/38                     125,000         128,138
Nexen, Inc.
  5.20%, due 3/10/15                    350,000         342,860
Norsk Hydro ASA
  7.75%, due 6/15/23                    125,000         147,060
Petro-Canada
  4.00%, due 7/15/13                    100,000          95,293
Suncor Energy, Inc.
  6.50%, due 6/15/38                    100,000          99,585
Talisman Energy, Inc.
  5.125%, due 5/15/15                    50,000          48,944
  6.25%, due 2/1/38                      55,000          50,624
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                    100,000          94,713
  5.85%, due 3/15/36                    100,000          91,901
Weatherford International,
  Inc.
  4.95%, due 10/15/13                   100,000          99,242
                                                  -------------
                                                      1,763,204
                                                  -------------

FINANCE--OTHER (0.1%)
Banque Paribas/New York
  6.875%, due 3/1/09                    310,000         316,927
ConocoPhilips Canada Funding
  Co.
  5.625%, due 10/15/16                  375,000         390,710
                                                  -------------
                                                        707,637
                                                  -------------

MANUFACTURING (0.1%)
Alcan, Inc.
  6.45%, due 3/15/11                    100,000         104,854
Inco, Ltd.
  5.70%, due 10/15/15                   100,000          95,577
Potash Corp. of Saskatchewan
  7.75%, due 5/31/11                    140,000         153,238
Teck Cominco, Ltd.
  5.375%, due 10/1/15                   100,000          96,759
Xstrata Canada Corp.
  5.50%, due 6/15/17                     50,000          46,857
  8.375%, due 2/15/11                    75,000          81,399
                                                  -------------
                                                        578,684
                                                  -------------

TELECOM (0.0%)++
TELUS Corp.
  8.00%, due 6/1/11                     100,000         107,880
                                                  -------------

TRANSPORTATION (0.1%)
Canadian National Railway Co.
  6.20%, due 6/1/36                     100,000          99,192
  6.375%, due 10/15/11                  100,000         105,657
  6.375%, due 11/15/37                   60,000          61,735
Canadian Pacific Railway Co.
  6.25%, due 10/15/11                   125,000         127,940
                                                  -------------
                                                        394,524
                                                  -------------

WATER (0.0%)++
United Utilities PLC
  5.375%, due 2/1/19                    100,000          92,255
                                                  -------------
Total Yankee Bonds
  (Cost $4,908,750)                                   4,988,496
                                                  -------------
Total Long-Term Bonds
  (Cost $490,103,764)                               499,044,730
                                                  -------------




                                         SHARES

SHORT-TERM INVESTMENTS (18.3%)
---------------------------------------------------------------

INVESTMENT COMPANY (16.0%)
State Street Navigator
  Securities Lending Prime
  Portfolio(g)                       82,185,676      82,185,676
                                                  -------------
Total Investment Company
  (Cost $82,185,676)                                 82,185,676
                                                  -------------


                                      PRINCIPAL
                                         AMOUNT

U.S. GOVERNMENT & FEDERAL AGENCY (2.3%)
Federal Agricultural Mortgage
  Corp.
  (Discount Note)
  1.75%, due 5/1/08 (h)             $11,865,000      11,865,000
                                                  -------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

                                      PRINCIPAL
                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCY (CONTINUED)
United States Treasury Bill
  2.21%, due 5/15/08 (h)            $   300,000   $     299,742
                                                  -------------
Total U.S. Government &
  Federal Agency
  (Cost $12,164,742)                                 12,164,742
                                                  -------------
Total Short-Term Investments
  (Cost $94,350,418)                                 94,350,418
                                                  -------------
Total Investments
  (Cost $584,454,182) (i)                 115.3%    593,395,148
Liabilities in Excess of Cash
  and Other Assets                        (15.3)    (78,915,471)
                                          -----    ------------
Net Assets                                100.0%  $ 514,479,677
                                          =====    ============






++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions, which may
     include, but are not limited to, swaps,
     forwards, TBA's, options, futures and
     short sales. These securities are marked-
     to-market daily and reviewed against the
     value of the Fund's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment. The total
     market value of the securities at April
     30, 2008 is $2,087,219, which represents
     0.4% of the Fund's net assets.
(c)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $80,518,374; cash collateral of
     $82,185,676 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(d)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2008.
(e)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of the security at April 30,
     2008 is $49, which represents less than
     one tenth of a percent of the Fund's net
     assets. All or a portion of these
     securities were acquired under a mortgage
     dollar roll agreements.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(g)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(h)  Interest rate presented is yield to
     maturity.
(i)  At April 30, 2008, cost is $584,586,903
     for federal income tax purposes and net
     unrealized appreciation is as follows:



    Gross unrealized appreciation      $12,324,869
    Gross unrealized depreciation       (3,516,624)
                                       -----------
    Net unrealized appreciation        $ 8,808,245
                                       ===========






28    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $584,454,182)
  including $80,518,374 market
  value of securities loaned         $593,395,148
Cash                                      111,181
Receivables:
  Investment securities sold           10,053,995
  Interest                              4,793,001
  Fund shares sold                        345,955
Other assets                               27,628
                                     ------------
     Total assets                     608,726,908
                                     ------------
LIABILITIES:
Securities lending collateral          82,185,676
Payables:
  Investment securities purchased      11,212,724
  Fund shares redeemed                    454,600
  Manager (See Note 3)                    103,067
  Transfer agent (See Note 3)             102,805
  Shareholder communication                52,346
  Professional fees                        48,094
  Custodian                                44,713
  NYLIFE Distributors (See Note 3)         13,581
  Directors                                   744
Accrued expenses                            2,714
Dividend payable                           26,167
                                     ------------
     Total liabilities                 94,247,231
                                     ------------
Net assets                           $514,479,677
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 700 million shares
  authorized                         $     47,138
Additional paid-in capital            510,145,363
                                     ------------
                                      510,192,501
Accumulated distributions in excess
  of net investment income               (105,524)
Accumulated net realized loss on
  investments                          (4,548,266)
Net unrealized appreciation on
  investments                           8,940,966
                                     ------------
Net assets                           $514,479,677
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  2,150,850
                                     ============
Shares of capital stock outstanding       196,455
                                     ============
Net asset value per share
  outstanding                        $      10.95
Maximum sales charge (3.00% of
  offering price)                            0.34
                                     ------------
Maximum offering price per share
  outstanding                        $      11.29
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 64,018,164
                                     ============
Shares of capital stock outstanding     5,867,981
                                     ============
Net asset value per share
  outstanding                        $      10.91
Maximum sales charge (3.00% of
  offering price)                            0.34
                                     ------------
Maximum offering price per share
  outstanding                        $      11.25
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $448,310,663
                                     ============
Shares of capital stock outstanding    41,073,254
                                     ============
Net asset value and offering price
  per share outstanding              $      10.91
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $12,129,700
  Income from securities loaned--net      426,095
                                      -----------
     Total income                      12,555,795
                                      -----------
EXPENSES:
  Manager (See Note 3)                    842,267
  Transfer agent--Investor Class
     (See Note 3)                             650
  Transfer agent--Class A (See Note
     3)                                    79,360
  Transfer agent--Class I (See Note
     3)                                   231,485
  Distribution/Service--Investor
     Class (See Note 3)                       460
  Distribution/Service--Class A (See
     Note 3)                               78,224
  Custodian                                62,040
  Professional fees                        46,174
  Shareholder communication                34,853
  Registration                             18,274
  Directors                                 8,850
  Miscellaneous                            14,364
                                      -----------
     Total expenses before waiver       1,417,001
  Expense waiver from Manager (See
     Note 3)                             (260,591)
                                      -----------
     Net expenses                       1,156,410
                                      -----------
Net investment income                  11,399,385
                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        2,403,384
Net change in unrealized
  appreciation on investments           6,867,022
                                      -----------
Net realized and unrealized gain
  on investments                        9,270,406
                                      -----------
Net increase in net assets resulting
  from operations                     $20,669,791
                                      ===========






30    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008            2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $ 11,399,385   $  20,668,787
 Net realized gain (loss) on
  investments                     2,403,384        (259,404)
 Net change in unrealized
  appreciation on investments     6,867,022       1,091,920
                               ----------------------------
 Net increase in net assets
  resulting from operations      20,669,791      21,501,303
                               ----------------------------
Dividends to shareholders:
 From net investment income:
    Investor Class                   (8,199)             --
    Class A                      (1,403,623)     (2,439,960)
    Class I                     (10,089,785)    (18,552,532)
                               ----------------------------
 Total dividends to
  shareholders                  (11,501,607)    (20,992,492)
                               ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        105,289,069     196,098,670
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      11,353,986      20,587,382
 Cost of shares redeemed        (66,982,311)   (141,743,927)
                               ----------------------------
    Increase in net assets
     derived from capital
     share transactions          49,660,744      74,942,125
                               ----------------------------
    Net increase in net
     assets                      58,828,928      75,450,936


NET ASSETS:
Beginning of period             455,650,749     380,199,813
                               ----------------------------
End of period                  $514,479,677   $ 455,650,749
                               ============================
Accumulated distributions in
 excess of net investment
 income at end of period       $   (105,524)  $      (3,302)
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                              CLASS A
                            --------------    ----------------------------------------------------------
                             FEBRUARY 28,                                                     JANUARY 2,
                                 2008*        SIX MONTHS                                        2004*
                                THROUGH          ENDED                                         THROUGH
                               APRIL 30,       APRIL 30,        YEAR ENDED OCTOBER 31,       OCTOBER 31,

                            ----------------------------------------------------------------------------
                                2008**          2008**        2007       2006       2005         2004
Net asset value at
  beginning of period           $10.97          $ 10.70     $ 10.69    $ 10.68    $ 11.07      $ 10.95
                                ------          -------     -------    -------    -------      -------
Net investment income             0.08             0.24        0.47       0.44       0.36         0.33
Net realized and
  unrealized gain (loss)
  on investments                 (0.02)            0.21        0.02       0.01      (0.32)        0.13
                                ------          -------     -------    -------    -------      -------
Total from investment
  operations                      0.06             0.45        0.49       0.45       0.04         0.46
                                ------          -------     -------    -------    -------      -------
Less dividends:
  From net investment
     income                      (0.08)           (0.24)      (0.48)     (0.44)     (0.43)       (0.34)
                                ------          -------     -------    -------    -------      -------
Net asset value at end of
  period                        $10.95          $ 10.91     $ 10.70    $ 10.69    $ 10.68      $ 11.07
                                ======          =======     =======    =======    =======      =======
Total investment return
  (b)                             0.52%(c)         4.23%(c)    4.66%      4.29%      0.39%        3.65%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           4.60%+           4.40%+      4.40%      4.10%      3.45%        3.16%+
  Net expenses                    0.91%+           0.82%+      0.82%      0.82%      0.80%        0.78%+
  Expenses (before
     waiver/reimbursement)        1.03%+           0.93%+      0.93%      0.86%      0.98%        0.94%+
Portfolio turnover rate             29%(d)           29%(d)     121%(d)    105%(d)    156%(d)      104%
Net assets at end of
  period (in 000's)             $2,151          $64,018     $57,604    $51,941    $64,351      $48,062




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls are 26%,
     116%, 85% and 62% for the six months ended April 30, 2008 and for the years ended October 31, 2007, October 31, 2006, and October 31, 2005, respectively.





32    MainStay Indexed Bond Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      CLASS I
      ----------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                     YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------------
        2008**        2007        2006        2005        2004        2003
       $  10.70     $  10.69    $  10.69    $  11.07    $  10.89    $  10.86
       --------     --------    --------    --------    --------    --------
           0.26         0.51        0.48        0.40        0.34        0.39
           0.21         0.02        0.00 (a)   (0.31)       0.19        0.04
       --------     --------    --------    --------    --------    --------
           0.47         0.53        0.48        0.09        0.53        0.43
       --------     --------    --------    --------    --------    --------

          (0.26)       (0.52)      (0.48)      (0.47)      (0.35)      (0.40)
       --------     --------    --------    --------    --------    --------
       $  10.91     $  10.70    $  10.69    $  10.69    $  11.07    $  10.89
       ========     ========    ========    ========    ========    ========
           4.43%(c)     5.07%       4.60%       0.82%       5.01%       3.97%

           4.79%+       4.79%       4.49%       3.79%       3.43%       3.39%
           0.43%+       0.43%       0.43%       0.46%       0.50%       0.50%
           0.54%+       0.53%       0.47%       0.64%       0.66%       0.68%
             29%(d)      121%(d)     105%(d)     156%(d)     104%        110%
       $448,311     $398,047    $328,259    $265,096    $208,208    $184,051




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced on January 2, 1991. Class A shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not


34    MainStay Indexed Bond Fund
limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these

                                                   mainstayinvestments.com    35
potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.35% on assets up to $1 billion and 0.30% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, the Manager earned fees from the Fund in the amount of $842,267 and waived its fees in the amount of $260,591.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:


                OCTOBER 31,
 2008*       2009        2010        2011        TOTAL
$89,759    $123,157    $443,798    $260,591    $917,305
-------------------------------------------------------




* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations at 0.82% for Class A shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $318 and $2,951, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A of $7, for the six months ended April 30, 2008.



36    MainStay Indexed Bond Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $311,495.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                 $    25,040      1.2%
----------------------------------------------------
Class A                              1,156     0.0*
----------------------------------------------------
Class I                         47,618,242    10.6
----------------------------------------------------




* Less than one tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $11,357.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $6,896,453 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2008               $1,793
       2009                  105
       2014                4,691
       2015                  307



                          $6,896
------------------------------------


The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                    $20,992,492
------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of U.S. Government securities were $166,949 and $127,164, respectively. Purchase and sale of securities, other than U.S. Government securities and short-term securities, were $22,683 and $11,572, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                      29,421   $   323,291
Shares issued to shareholders
  in reinvestment of dividends      699         7,653
Shares redeemed                  (9,792)     (107,625)
                                ---------------------
Net increase in shares
  outstanding before
  conversion                     20,328       223,319
Shares converted from Class A
  (See Note 1)                  176,127    1,940,922
                                ---------------------
Net increase                    196,455   $ 2,164,241
                                =====================




* Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    37

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,842,432   $ 20,204,563
Shares issued to
  shareholders in
  reinvestment of dividends      115,246      1,259,120
Shares redeemed               (1,297,738)   (14,207,115)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     659,940      7,256,568
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)            (176,769)    (1,940,922)
                              -------------------------
Net increase                     483,171   $  5,315,646
                              =========================
Year ended October 31, 2007:
Shares sold                    3,243,032   $ 34,572,588
Shares issued to
  shareholders in
  reinvestment of dividends      211,821      2,252,694
Shares redeemed               (2,930,358)   (31,144,391)
                              -------------------------
Net increase                     524,495   $  5,680,891
                              =========================




 CLASS I                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                    7,760,806   $  84,761,215
Shares issued to
  shareholders in
  reinvestment of dividends      923,308      10,087,213
Shares redeemed               (4,806,962)    (52,667,571)
                             ---------------------------
Net increase                   3,877,152   $  42,180,857
                             ===========================
Year ended October 31,
  2007:
Shares sold                   15,160,217   $ 161,526,082
Shares issued to
  shareholders in
  reinvestment of dividends    1,724,203      18,334,688
Shares redeemed              (10,389,640)   (110,599,536)
                             ---------------------------
Net increase                   6,494,780   $  69,261,234
                             ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



38    MainStay Indexed Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Indexed Bond Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Amended and Restated Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a

                                                   mainstayinvestments.com    39
high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE INDEXED BOND FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board primarily considered the Fund's investment performance against its benchmark, the Citigroup Broad Investment Grade (BIG) Bond Index.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be


40    MainStay Indexed Bond Fund
realized by NYLIM and its affiliates due to their relationship with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fee when compared to similar fees charged by NYLIM to other investment advisory clients, and fee charged by other investment advisers to mutual funds in the Fund's peer group.

The Board noted that the limited universe of mutual funds that have a similar investment profile as the Fund resulted in the creation of a smaller and less meaningful peer group which made it difficult to perform fee and expense comparisons.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



                                                   mainstayinvestments.com    41

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at www.mainstayinvestments.com; or on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



42    MainStay Indexed Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175
NYLIM-AO13136         (RECYCLE LOGO)            MS156-08           MSIN10-06/08
                                                                          B3

(MAINSTAY LOGO)


                 MAINSTAY

                 INCOME MANAGER FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 INCOME MANAGER FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       31
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              36
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS      43
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        46
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       46

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -12.06%   -9.68%    6.82%    3.88%
Excluding sales charges     -6.94    -4.42     8.03     4.47




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                             LEHMAN BROTHERS
                       MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                         MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                       ---------------    ------------    ---------------    ---------------
4/30/98                      9450             10000            10000              10000
                            10858             12031            11451              10627
                            11761             13528            12317              10761
                            11294             11680            12039              12094
                            10780             10281            11663              13042
                             9941              8897            11343              14407
                            11356             11023            12886              14669
                            12039             11817            13716              15440
                            13546             13792            14992              15550
                            15306             15882            16739              16695
4/30/08                     14629             15149            16842              17841






CLASS A SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -12.06%   -9.68%    6.82%    3.88%
Excluding sales charges     -6.94    -4.42     8.03     4.47




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                               LEHMAN BROTHERS
                         MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                           MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                         ---------------    ------------    ---------------    ---------------
4/30/98                      23625.00         25000.00          25000.00           25000.00
                             27145.00         30077.00          28628.00           26569.00
                             29402.00         33821.00          30792.00           26903.00
                             28236.00         29200.00          30098.00           30235.00
                             26950.00         25702.00          29158.00           32605.00
                             24851.00         22242.00          28357.00           36017.00
                             28391.00         27559.00          32215.00           36674.00
                             30098.00         29543.00          34290.00           38601.00
                             33865.00         34479.00          37479.00           38875.00
                             38265.00         39705.00          41847.00           41736.00
4/30/08                      36572.00         37871.00          42106.00           44602.00






CLASS B SHARES(2)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -11.70%   -9.56%    6.92%    3.72%
Excluding sales charges     -7.38    -5.21     7.23     3.72




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                    LEHMAN BROTHERS
              MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
              ---------------    ------------    ---------------    ---------------
4/30/98           10000.00         10000.00          10000.00           10000.00
                  11416.00         12031.00          11451.00           10627.00
                  12289.00         13528.00          12317.00           10761.00
                  11722.00         11680.00          12039.00           12094.00
                  11108.00         10281.00          11663.00           13042.00
                  10165.00          8897.00          11343.00           14407.00
                  11534.00         11023.00          12886.00           14669.00
                  12132.00         11817.00          13716.00           15440.00
                  13563.00         13792.00          14992.00           15550.00
                  15201.00         15882.00          16739.00           16695.00
4/30/08           14409.00         15149.00          16842.00           17841.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -8.23%   -6.00%    7.23%    3.71%
Excluding sales charges     -7.37    -5.13     7.23     3.71




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                                             LEHMAN BROTHERS
                       MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                         MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                       ---------------    ------------    ---------------    ---------------
4/30/98                    10000.00         10000.00          10000.00           10000.00
                           11416.00         12031.00          11451.00           10627.00
                           12277.00         13528.00          12317.00           10761.00
                           11705.00         11680.00          12039.00           12094.00
                           11095.00         10281.00          11663.00           13042.00
                           10149.00          8897.00          11343.00           14407.00
                           11500.00         11023.00          12886.00           14669.00
                           12106.00         11817.00          13716.00           15440.00
                           13535.00         13792.00          14992.00           15550.00
                           15169.00         15882.00          16739.00           16695.00
4/30/08                    14391.00         15149.00          16842.00           17841.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -6.92%   -4.32%    8.22%    4.67%




(PERFORMANCE GRAPH)

                                                                           LEHMAN BROTHERS
                     MAINSTAY INCOME    RUSSELL 1000     INCOME MANAGER     AGGREGATE BOND
                       MANAGER FUND         INDEX       COMPOSITE INDEX         INDEX
                     ---------------    ------------    ---------------    ---------------
4/30/98                  10000.00         10000.00          10000.00           10000.00
                         11513.00         12031.00          11451.00           10627.00
                         12494.00         13528.00          12317.00           10761.00
                         12014.00         11680.00          12039.00           12094.00
                         11499.00         10281.00          11663.00           13042.00
                         10627.00          8897.00          11343.00           14407.00
                         12170.00         11023.00          12886.00           14669.00
                         12922.00         11817.00          13716.00           15440.00
                         14592.00         13792.00          14992.00           15550.00
                         16489.00         15882.00          16739.00           16695.00
4/30/08                  15777.00         15149.00          16842.00           17841.00







 BENCHMARK PERFORMANCE                          SIX      ONE      FIVE     TEN
                                              MONTHS     YEAR    YEARS    YEARS
-------------------------------------------------------------------------------
Russell 1000(R) Index(4)                       -9.54%   -4.62%   11.23%    4.24%
Income Manager Composite Index(5)              -3.48     0.62     8.23     5.35
Lehman Brothers(R) Aggregate Bond Index(6)      4.08     6.87     4.37     5.96
Average Lipper flexible portfolio fund(7)      -4.48     3.01    11.16     6.30



1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 2004, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class A and B shares might have been lower.
3. Performance figures for Class C shares, first offered on January 1, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 1, 2004) from December 30, 2002, through December 31, 2003, and the historical performance of the Class I shares from January 1, 1998, through December 29, 2002, adjusted for differences in certain contractual expenses and fees.
4. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 1000(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes.
5. The Fund's Income Manager Composite Index consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 55%/45%, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
6. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Income Manager Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INCOME MANAGER FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00        $997.80         $1.84          $1,006.62         $1.85
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00        $930.60         $4.75          $1,019.94         $4.97
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00        $926.20         $8.43          $1,016.11         $8.82
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00        $926.30         $8.38          $1,016.16         $8.77
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00        $930.80         $4.32          $1,020.39         $4.52
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.09% for Investor Class, 0.99% for Class A, 1.76% for Class B, 1.75% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.47 and the ending account value would have been $1,019.44.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   54.00
Corporate Bonds                                 15.60
U.S. Government & Federal Agencies              11.20
Short-Term Investments (collateral from
  securities lending is 7.5%)                    9.60
Commercial Mortgage Loans (Collateralized
  Mortgage Obligations)                          5.60
Asset-Backed Securities                          4.10
Foreign Bonds                                    3.70
Loan Assignments & Participations                2.90
Yankee Bonds                                     0.30
Futures Contracts                               0.00*
Liabilities in Excess of Cash and Other
  Assets                                        (7.00)





* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.50%-8.00%,
        due 1/1/16-1/1/38
    2.  United States Treasury Notes,
        1.75%-4.875%,
        due 3/31/10-2/15/18
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-8.00%, due 7/1/09-11/1/37
    4.  AT&T, Inc.
    5.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        5.00%-8.50%,
        due 7/15/11-5/1/38
    6.  Pfizer, Inc.
    7.  Bank of America Corp.
    8.  Dow Chemical Co. (The)
    9.  Verizon Communications, Inc.
   10.  ExxonMobil Corp.







8    MainStay Income Manager Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA, THOMAS GIRARD, HARISH KUMAR, ANTHONY R. MALLOY AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY INCOME MANAGER FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Income Manager Fund returned -6.94% for Investor Class shares,(1) -6.94% for Class A shares, -7.38% for Class B shares and -7.37% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -6.92%. All share classes underperformed the -4.48% return of the average Lipper(2) flexible portfolio fund and the -3.48% return of the Fund's Income Manager Composite Index(3) for the six months ended April 30, 2008. All share classes outperformed the -9.54% return of the Russell 1000(R) Index,(4) the Fund's broad-based securities-market index, over the same period. See pages 5 and 6 for performance with sales charges

WHAT FACTORS ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

In the equity portion of the Fund, the income objective of the Fund led us to invest substantially in value sectors that tend to offer attractive dividend yields, such as banks, brokers and telecommunication services. During the reporting period, however, these sectors fared poorly relative to the equity market as a whole. In the fixed-income portion of the Fund, we leaned toward lower-rated debt that carries a higher coupon than investment-grade debt. Unfortunately, most higher-yielding fixed-income sectors underperformed U.S. Treasury securities during the reporting period. As a result, the Fund underperformed the Income Manager Composite Index, which blends the performance of an investment-grade bond index and a broad equity-market index.

DURING THE REPORTING PERIOD, WHICH EQUITY MARKET SEGMENTS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE AND WHICH DETRACTED?

Energy companies were among the largest positive contributors to the Fund's equity performance. Shares of the Fund's energy holdings rose along with the price of oil. Within the materials sector, stocks in the chemicals and metals & mining industries also fared well, as prices rose on a broad range of commodities. Food and beverage stocks also contributed positively to the Fund's performance.

The Fund's financial holdings, especially among thrifts and mortgage finance companies, were the greatest detractors from the Fund's results. Exposure to companies in wireless telecommunications and health care services hurt the Fund's absolute and relative performance, as holdings in these segments experienced sharp declines.

WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD AND WHICH WERE WEAK?

During the reporting period agricultural companies Mosaic and Monsanto were the two strongest contributors to performance in the equity portion of the Fund. Mosaic produces fertilizer. Monsanto manufactures seeds, pesticides and other farm products. Both companies' shares advanced with the price of grains and other "soft" commodities.

Energy companies Apache, Occidental Petroleum and Chevron were also strong equity contributors. Other equity holdings that helped the Fund's performance during the reporting period included Wal-Mart Stores, Frontline and CSX. Wal-Mart Stores enjoyed strong sales, as shoppers looked to discounters as the

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Floating-rate debt may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. Investments in REITS carry many of the risks associated with direct ownership of real estate, including extended vacancies, declining property values, increasing property taxes and changing interest rates.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Fund's Income Manager Composite Index.
4. See footnote on page 6 for more information on the Russell 1000(R) Index.

                                                    mainstayinvestments.com    9
economy slowed and food and energy prices rose. Frontline, a bulk shipping enterprise, and CSX, a railroad operator, also benefited from the commodities boom.

The greatest detractors from the Fund's equity performance during the reporting period were two of the world's largest financial firms--Citigroup and Bank of America. Both recognized sizable losses in their loan portfolios, as they marked down impaired assets. Significant Fund positions in Microsoft and Intel also hurt results.

DID THE FUND MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

Our most significant purchases during the reporting period were Dow Chemical and General Electric. We also added to the Fund's position in Bank of America over the course of the reporting period.

We sold Intel and Microsoft in an effort to curb the Fund's exposure to information technology, as economic growth continued to slow. We also progressively reduced the Fund's position in Southern Copper, as we rolled back the Fund's exposure to the materials sector.

HOW DID THE FUND'S EQUITY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The most notable change was a sizeable shift away from the information technology sector. We also reduced the Fund's exposure to banks, as the impact of the credit crisis continued to unfold.

As commodity prices rose, the Fund's exposure to energy and materials increased. We also added to the Fund's exposure to consumer staples, especially household products and household durables, in anticipation that these areas would hold up reasonably well as the economy slowed.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the equity portion of the Fund was overweight in financials, materials and telecommunication services. As of the same date, the equity portion of the Fund was underweight in information technology and consumer discretionary stocks.

HOW DID THE FUND'S FIXED-INCOME INVESTMENTS PERFORM?

The fixed-income portion of the Fund underperformed the Lehman Brothers(R) Aggregate Bond Index(5) for the six months ended April 30, 2008. The Fund's sizable allocation to higher-yielding sectors of the fixed-income market, such as corporate bonds, asset-backed securities, commercial mortgage-backed securities and leveraged loans, hurt performance, as these sectors underperformed higher-quality but lower-yielding U.S. Treasury securities during the reporting period. These higher-yielding sectors also underperformed the Lehman Brothers(R) Aggregate Bond Index during the period.

An important part of the Fund's strategy is to construct a fixed-income portfolio that may generate a higher yield than the Lehman Brothers(R) Aggregate Bond Index and maintain that higher yield through various market cycles. While this strategy is subject to periods of underperformance, we continue to believe in the performance potential of the strategy over time.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S FIXED-INCOME POSITIONING?

There were no major allocation shifts among the Fund's fixed-income investments during the reporting period.



5. See footnote on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Income Manager Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS (43.4%)+
ASSET-BACKED SECURITIES (4.1%)
----------------------------------------------------------------

AIRLINES (0.0%)++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                $    29,354   $      28,474
                                                   -------------


AUTOMOBILE (0.3%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)(b)              500,000         496,747
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14                     500,000         485,340
                                                   -------------
                                                         982,087
                                                   -------------

CREDIT CARDS (0.2%)
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                    750,000         756,777
                                                   -------------


HOME EQUITY (3.6%)
Ameriquest Mortgage
  Securities, Inc.
  Series 2003-8, Class AF5
  4.64%, due 10/25/33                    500,000         458,283
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                    343,138         298,407
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-2, Class A2
  5.557%, due 9/25/36                    540,000         529,631
Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)                500,000         478,564
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33                    566,255         507,476
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                    500,000         429,714
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (c)                500,000         352,505
  Series 2003-5, Class AF5
  5.739%, due 2/25/34                    612,813         543,363
  Series 2006-S5, Class A3
  5.762%, due 6/25/35                    500,000         271,096
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                    498,520         362,211
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                    500,000         412,490
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37                    200,000         176,707
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)               500,000         458,889
  Series 2003-3, Class AF4
  4.995%, due 12/25/33                   496,169         493,620
GMAC Mortgage Corp. Loan
  Trust
  Series 2006-HE2, Class A3
  6.32%, due 5/25/36                     500,000         315,226
GSAA Home Equity Trust
  Series 2006-6, Class AF2
  5.687%, due 3/25/36 (c)                500,000         492,809
  Series 2007-2, Class AF2
  5.76%, due 3/25/37 (c)                 500,000         486,324
  Series 2006-13, Class AF3
  6.04%, due 7/25/36                     500,000         419,739
JPMorgan Mortgage Acquisition
  Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                   500,000         424,913
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                    500,000         443,958
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                     500,000         418,788
Marriott Vacation Club Owner
  Trust
  Series 2006-1A, Class A
  5.737%, due 4/20/28(a)                 128,598         118,811
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class A3A
  5.651%, due 10/25/46                   500,000         356,207
  Series 2007-3XS, Class 2A2
  5.704%, due 1/25/47                    500,000         432,534
Option One Mortgage Loan
  Trust
  Series 2007-FXD1, Class 3A3
  5.611%, due 1/25/37                    570,000         446,732
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                 458,254         454,853
  Series 2003-RS7, Class AI6
  5.34%, due 8/25/33                     446,859         426,233


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
ASSET-BACKED SECURITIES (CONTINUED)
HOME EQUITY (CONTINUED)
Residential Asset Securities
  Corp.
  Series 2003-KS9, Class AI6
  4.71%, due 11/25/33                $    86,631   $      75,191
  Series 2002-KS2, Class AI6
  6.228%, due 4/25/32                    387,969         377,626
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)                 750,000         525,947
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33 (b)                 96,707          91,267
Terwin Mortgage Trust
  Series 2005-14HE, Class AF2
  4.849%, due 8/25/36                    442,090         430,902
                                                   -------------
                                                      12,511,016
                                                   -------------
Total Asset-Backed Securities
  (Cost $16,356,648)                                  14,278,354
                                                   -------------


COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.6%)
----------------------------------------------------------------

Banc of America Commercial
  Mortgage, Inc.
  Series 2006-6, Class A2
  5.309%, due 10/10/45                   500,000         497,956
  Series 2006-4, Class A3A
  5.60%, due 7/10/46 (c)                 250,000         248,781
  Series 2006-4, Class A4
  5.634%, due 7/10/46                    500,000         497,372
  Series 2006-2, Class AAB
  5.912%, due 5/10/45 (c)                500,000         510,315
  Series 2006-2, Class A4
  5.93%, due 5/10/45 (c)                 730,000         735,862
Banc of America Funding Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                   500,000         518,839
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.098%, due 8/25/35 (a) (c)            500,000         459,616
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW17, Class A3
  5.736%, due 6/11/50                    500,000         488,378
  Series 2006-PW12, Class AAB
  5.87%, due 9/11/38 (c)                 250,000         249,247
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2005-CD1, Class AM
  5.40%, due 7/15/44 (c)               1,000,000         964,179
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class AAB
  5.291%, due 12/10/46                   500,000         489,792
  Series 2006-C8, Class A4
  5.306%, due 12/10/46                   500,000         485,228
CW Capital Cobalt, Ltd.
  Series 2006-C1, Class A4
  5.223%, due 8/15/48                    500,000         481,686
First Horizon Alternative
  Mortgage Securities
  Series 2006-AA6, Class 1A1
  5.685%, due 10/25/36 (c)               606,054         487,852
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2004-C3, Class A5
  4.878%, due 1/15/42                    510,000         499,083
  Series 2006-LDP8, Class A4
  5.399%, due 5/15/45                    500,000         489,014
  Series 2006-CB16, Class A3B
  5.579%, due 5/12/45 (c)                500,000         482,440
  Series 2006-CB15, Class A4
  5.814%, due 6/12/43 (c)                500,000         503,659
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                    500,000         490,691
  Series 2007-LD12, Class A3
  6.189%, due 2/15/51 (c)                500,000         496,441
JPMorgan Mortgage Trust
  Series 2006-A4, Class 1A1
  5.817%, due 6/25/36 (c)                984,792         951,818
LB-UBS Commercial Mortgage
  Trust
  Series 2006-C7, Class A3
  5.347%, due 11/15/38                   500,000         487,020
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                    500,000         501,504
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                    500,000         487,358
  Series 2006-C4, Class AAB
  6.056%, due 6/15/32 (c)                300,000         301,515
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A4
  5.291%, due 1/12/44 (c)                500,000         496,493
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  6.119%, due 8/12/49 (c)                500,000         510,347



12    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Morgan Stanley Capital I
  Series 2006-IQ12, Class A4
  5.332%, due 12/15/43 (c)           $   500,000   $     485,943
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49 (c)                500,000         494,763
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (c)                500,000         467,626
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.731%, due 9/25/36 (c)                500,000         398,002
  Series 2005-22, Class 5A2
  6.002%, due 12/25/35 (c)               699,806         535,330
  Series 2006-5, Class 1A1
  6.06%, due 6/25/36 (c)                 684,387         512,054
TBW Mortgage-Backed Pass-
  Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                     500,000         456,831
Wachovia Bank Commercial
  Mortgage Trust
  Series 2005-C18, Class A4
  4.935%, due 4/15/42                  1,000,000         976,849
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                   500,000         452,631
Wells Fargo Mortgage Backed
  Securities Trust
  Series 2007-AR3, Class A2
  5.734%, due 4/25/37 (c)              1,000,000         819,531
                                                   -------------
Total Commercial Mortgage
  Loans
  (Cost $20,568,780)                                  19,412,046
                                                   -------------



CORPORATE BONDS (15.6%)
----------------------------------------------------------------

ADVERTISING (0.1%)
Lamar Media Corp.
  6.625%, due 8/15/15                    300,000         282,750
R.H. Donnelley Corp.
  8.875%, due 1/15/16                    250,000         162,500
                                                   -------------
                                                         445,250
                                                   -------------

AEROSPACE & DEFENSE (0.2%)
DRS Technologies, Inc.
  6.875%, due 11/1/13                    200,000         198,500
Lockheed Martin Corp.
  7.65%, due 5/1/16                      100,000         115,566
Northrop Grumman Corp.
  7.125%, due 2/15/11                    100,000         106,625
Raytheon Co.
  6.40%, due 12/15/18                     50,000          53,681
TransDigm, Inc.
  7.75%, due 7/15/14                     200,000         204,500
                                                   -------------
                                                         678,872
                                                   -------------

AUTO MANUFACTURERS (0.1%)
Ford Motor Credit Co.
  7.45%, due 7/16/31 (d)                  35,000          26,162
General Motors Corp.
  8.375%, due 7/15/33                    350,000         266,437
                                                   -------------
                                                         292,599
                                                   -------------

ACUTO PARTS & EQUIPMENT (0.1%)
TRW Automotive, Inc.
  7.00%, due 3/15/14 (a)                 300,000         294,750
                                                   -------------


BANKS (0.4%)
BAC Capital Trust XI
  6.625%, due 5/23/36                    200,000         194,875
Deutsche Bank Financial, Inc.
  7.50%, due 4/25/09                     100,000         102,854
KeyBank N.A.
  5.80%, due 7/1/14                      175,000         168,078
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                    100,000         106,257
Popular North America, Inc.
  5.65%, due 4/15/09                     375,000         370,968
SunTrust Banks, Inc.
  5.45%, due 12/1/17                      50,000          46,769
Wells Fargo & Co.
  4.375%, due 1/31/13                    250,000         247,310
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                      250,000         262,313
                                                   -------------
                                                       1,499,424
                                                   -------------

BEVERAGES (0.2%)
Anheuser-Busch Cos., Inc.
  5.75%, due 4/1/10                      100,000         103,364
Coca-Cola Co. (The)
  5.35%, due 11/15/17                    275,000         285,174
Coca-Cola Enterprises, Inc.
  7.00%, due 5/15/98                     100,000         103,845
Cott Beverages USA, Inc.
  8.00%, due 12/15/11                    114,000          96,045
                                                   -------------
                                                         588,428
                                                   -------------

BUILDING MATERIALS (0.1%)
Compression Polymers Corp.
  10.50%, due 7/1/13                     200,000         171,000
Masco Corp.
  5.75%, due 10/15/08                    200,000         200,695


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
BUILDING MATERIALS (CONTINUED)
NTK Holdings, Inc.
  (zero coupon), due 3/1/14
  (d)                                $   100,000   $      43,000
                                                   -------------
                                                         414,695
                                                   -------------

CHEMICALS (0.4%)
Dow Chemical Co. (The)
  8.55%, due 10/15/09                    100,000         105,431
Innophos, Inc.
  8.875%, due 8/15/14                    325,000         323,375
MacDermid, Inc.
  9.50%, due 4/15/17 (a)                 150,000         143,250
Mosaic Global Holdings, Inc.
  7.875%, due 12/1/16 (a)                250,000         273,750
Rockwood Specialties Group,
  Inc.
  7.50%, due 11/15/14                    400,000         400,000
                                                   -------------
                                                       1,245,806
                                                   -------------

COMMERCIAL SERVICES (0.6%)
ARAMARK Corp.
  8.50%, due 2/1/15                      250,000         260,625
Corrections Corp. of America
  7.50%, due 5/1/11                      200,000         203,000
Hertz Corp. (The)
  8.875%, due 1/1/14                     400,000         403,000
Iron Mountain, Inc.
  8.75%, due 7/15/18                     150,000         159,750
Mac-Gray Corp.
  7.625%, due 8/15/15                    400,000         389,000
McKesson Corp.
  5.25%, due 3/1/13                      125,000         122,956
Service Corp. International
  7.00%, due 6/15/17                     350,000         350,875
Viant Holdings, Inc.
  10.125%, due 7/15/17 (a)                85,000          69,700
                                                   -------------
                                                       1,958,906
                                                   -------------

COMPUTERS (0.2%)
Activant Solutions, Inc.
  9.50%, due 5/1/16                      250,000         210,000
SunGard Data Systems, Inc.
  9.125%, due 8/15/13                    400,000         418,000
                                                   -------------
                                                         628,000
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (1.4%)
American General Finance
  Corp.
  6.90%, due 12/15/17                    500,000         494,473
Ameriprise Financial, Inc.
  5.35%, due 11/15/10                     50,000          50,567
Capital One Bank
  5.125%, due 2/15/14                    100,000          93,858
Caterpillar Financial
  Services Corp.
  4.30%, due 6/1/10                       50,000          50,463
Citigroup, Inc.
  5.875%, due 2/22/33                    250,000         222,714
Ford Motor Credit Co.
  9.875%, due 8/10/11                    350,000         338,666
General Electric Capital
  Corp.
  5.625%, due 9/15/17                    500,000         509,429
General Motors Acceptance
  Corp.
  6.875%, due 9/15/11 (d)                300,000         249,997
Global Cash Acceptance/Global
  Cash Finance Corp.
  8.75%, due 3/15/12                     300,000         295,500
Goldman Sachs Group, Inc.
  (The)
  5.35%, due 1/15/16                     150,000         147,251
  5.70%, due 9/1/12                       75,000          76,505
Hawker Beechcraft Acquisition
  Co. LLC/Hawker Beechcraft
  Co.
  9.75%, due 4/1/17 (d)                  400,000         422,000
JPMorgan Chase & Co.
  5.15%, due 10/1/15                     100,000          99,953
  5.75%, due 1/2/13                      250,000         258,876
Lehman Brothers Holdings,
  Inc.
  5.75%, due 7/18/11                     125,000         123,951
  7.00%, due 9/27/27                     125,000         122,489
MBNA Corp.
  6.125%, due 3/1/13                     100,000         105,014
Merrill Lynch & Co., Inc.
  6.875%, due 4/25/18                    150,000         151,224
Morgan Stanley
  Series E
  5.45%, due 1/9/17                      350,000         334,458
  6.75%, due 10/15/13                    125,000         129,285
Pinnacle Foods Finance
  LLC/Pinnacle Foods Finance
  Corp.
  9.25%, due 4/1/15                      350,000         320,250
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)                200,000         196,619
Rainbow National Services LLC
  10.375%, due 9/1/14 (a)                130,000         139,750
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                      50,000          50,906
                                                   -------------
                                                       4,984,198
                                                   -------------

ELECTRIC (2.8%)
AES Corp. (The)
  8.75%, due 5/15/13 (a)                 125,000         130,469
American Electric Power Co.,
  Inc.
  Series C
  5.375%, due 3/15/10                    100,000         101,675



14    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Arizona Public Service Co.
  5.50%, due 9/1/35                  $   325,000   $     245,932
CMS Energy Corp.
  8.50%, due 4/15/11                     500,000         535,476
Commonwealth Edison Co.
  5.95%, due 8/15/16                     150,000         151,830
  6.15%, due 9/15/17                     250,000         256,031
Consolidated Edison Co. of
  New York, Inc.
  3.85%, due 6/15/13                   1,000,000         959,980
Consumers Energy Co.
  Series B
  5.375%, due 4/15/13                    100,000         100,794
Dominion Resources, Inc.
  Series D
  5.125%, due 12/15/09                 1,250,000       1,265,362
  Series B
  6.25%, due 6/30/12                      60,000          63,029
DTE Energy Co.
  Series A
  6.65%, due 4/15/09                     100,000         101,848
Duke Energy Corp.
  6.25%, due 1/15/12                     125,000         131,967
Edison Mission Energy
  7.00%, due 5/15/17                     600,000         606,000
Energy Future Holdings
  10.875%, due 11/1/17 (a)               200,000         213,000
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                      250,000         246,012
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                    125,000         129,812
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                     100,000         104,902
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)(e)               100,000         103,000
Mirant North America LLC
  7.375%, due 12/31/13                   400,000         415,000
Nevada Power Co.
  6.50%, due 4/15/12                     900,000         908,027
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08                     100,000         101,475
Northern States Power Co.
  6.875%, due 8/1/09                     100,000         103,146
NRG Energy, Inc.
  7.375%, due 2/1/16                     600,000         618,000
Pacific Gas & Electric Co.
  5.625%, due 11/30/17                   575,000         585,361
  5.80%, due 3/1/37                      300,000         288,180
Pepco Holdings, Inc.
  6.45%, due 8/15/12                     400,000         417,826
  7.45%, due 8/15/32                      50,000          53,948
PSE&G Power LLC
  7.75%, due 4/15/11                     100,000         107,043
Reliant Energy, Inc.
  7.625%, due 6/15/14 (d)                400,000         416,000
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                      50,000          46,110
Southern California Edison
  Co.
  6.65%, due 4/1/29                      100,000         104,972
Texas Competitive Electric
  Holdings Co. LLC
  10.25%, due 11/1/15 (a)                200,000         208,500
Union Electric Co.
  5.40%, due 2/1/16                       50,000          48,276
                                                   -------------
                                                       9,868,983
                                                   -------------

ENGINEERING & CONSTRUCTION (0.1%)
Esco Corp.
  8.625%, due 12/15/13 (a)               250,000         248,750
                                                   -------------


ENTERTAINMENT (0.4%)
Mashantucket Pequot Tribal
  Nation
  8.50%, due 11/15/15                    155,000         140,856
Pokagon Gaming Authority
  10.375%, due 6/15/14 (a)               373,000         398,178
Shingle Springs Tribal Gaming
  Authority
  9.375%, due 6/15/15 (a)                400,000         354,000
Tunica-Biloxi Gaming
  Authority
  9.00%, due 11/15/15 (a)                250,000         243,750
Vail Resorts, Inc.
  6.75%, due 2/15/14                     300,000         294,000
Warner Music Group
  7.375%, due 4/15/14                    100,000          83,000
WMG Holdings Corp.
  (zero coupon), due 12/15/14
  9.50%, beginning 12/15/09              100,000          60,750
                                                   -------------
                                                       1,574,534
                                                   -------------

ENVIRONMENTAL CONTROL (0.2%)
Allied Waste North America
  6.875%, due 6/1/17                     350,000         350,000
  7.875%, due 4/15/13                    150,000         155,813
Republic Services, Inc.
  6.75%, due 8/15/11                      25,000          26,277
Waste Services, Inc.
  9.50%, due 4/15/14                     150,000         147,000
                                                   -------------
                                                         679,090
                                                   -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FOOD (0.3%)
Del Monte Corp.
  6.75%, due 2/15/15                 $   300,000   $     289,500
Kellogg Co.
  Series B
  7.45%, due 4/1/31                      100,000         115,039
Kroger Co. (The)
  4.95%, due 1/15/15                     100,000          97,340
Safeway, Inc.
  6.35%, due 8/15/17                     200,000         212,503
  6.50%, due 3/1/11                      100,000         103,770
Stater Brothers Holdings
  8.125%, due 6/15/12                     85,000          86,275
Unilever Capital Corp.
  7.125%, due 11/1/10                    100,000         108,509
                                                   -------------
                                                       1,012,936
                                                   -------------

FOREST PRODUCTS & PAPER (0.3%)
Buckeye Technologies, Inc.
  8.50%, due 10/1/13                     400,000         405,000
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)                 395,000         391,050
NewPage Corp.
  10.00%, due 5/1/12 (a)                 200,000         213,500
Weyerhaeuser Co.
  6.75%, due 3/15/12                     100,000         104,608
                                                   -------------
                                                       1,114,158
                                                   -------------

GAS (0.0%)++
Atmos Energy Corp.
  4.00%, due 10/15/09                     50,000          49,396
                                                   -------------


HAND & MACHINE TOOLS (0.1%)
Baldor Electric Co.
  8.625%, due 2/15/17                    400,000         408,000
                                                   -------------


HEALTH CARE-PRODUCTS (0.0%)++
Bausch & Lomb, Inc.
  9.875%, due 11/1/15 (a)                155,000         165,075
                                                   -------------


HEALTH CARE-SERVICES (0.3%)
Aetna, Inc.
  7.875%, due 3/1/11                      50,000          53,368
DaVita, Inc.
  7.25%, due 3/15/15                     400,000         401,000
HCA, Inc.
  9.25%, due 11/15/16 (d)                500,000         537,500
Quest Diagnostics, Inc.
  5.125%, due 11/1/10                     25,000          25,048
                                                   -------------
                                                       1,016,916
                                                   -------------

HOME BUILDERS (0.1%)
Centex Corp.
  4.875%, due 8/15/08                    100,000          99,000
Meritage Homes Corp.
  6.25%, due 3/15/15                     300,000         249,000
Pulte Homes, Inc.
  7.875%, due 8/1/11                     100,000          97,500
                                                   -------------
                                                         445,500
                                                   -------------

HOME FURNISHINGS (0.1%)
ALH Finance LLC/ALH Finance
  Corp.
  8.50%, due 1/15/13                     200,000         188,000
                                                   -------------


HOUSEHOLD PRODUCTS & WARES (0.2%)
American Greetings Corp.
  7.375%, due 6/1/16                     150,000         151,500
JohnsonDiversey, Inc.
  Series B
  9.625%, due 5/15/12                    400,000         404,000
                                                   -------------
                                                         555,500
                                                   -------------

INSURANCE (0.3%)
Allstate Corp. (The)
  7.20%, due 12/1/09                     100,000         104,605
American International Group,
  Inc.
  4.70%, due 10/1/10                     100,000          99,933
Berkshire Hathaway Finance
  Corp.
  4.625%, due 10/15/13                   100,000         101,580
CIGNA Corp.
  7.00%, due 1/15/11                     100,000         104,561
Everest Reinsurance Holdings,
  Inc.
  8.75%, due 3/15/10                     500,000         538,764
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15                      25,000          24,243
Principal Life Income Funding
  Trust
  5.20%, due 11/15/10                     25,000          24,970
                                                   -------------
                                                         998,656
                                                   -------------

IRON & STEEL (0.1%)
Steel Dynamics, Inc.
  7.375%, due 11/1/12 (a)                400,000         407,000
                                                   -------------





16    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
LEISURE TIME (0.2%)
Leslie's Poolmart, Inc.
  7.75%, due 2/1/13                  $   400,000   $     372,000
Travelport LLC
  9.875%, due 9/1/14                     400,000         386,500
                                                   -------------
                                                         758,500
                                                   -------------

LODGING (0.2%)
MGM Mirage, Inc.
  5.875%, due 2/27/14                    400,000         344,000
Wynn Las Vegas LLC
  6.625%, due 12/1/14                    400,000         390,000
                                                   -------------
                                                         734,000
                                                   -------------

MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.
  7.25%, due 9/15/09                     100,000         104,377
Terex Corp.
  8.00%, due 11/15/17                    155,000         158,488
                                                   -------------
                                                         262,865
                                                   -------------

MEDIA (1.0%)
Allbritton Communications Co.
  7.75%, due 12/15/12                    300,000         303,375
CCH I LLC
  11.00%, due 10/1/15 (d)                200,000         155,500
Charter Communications
  Holdings II LLC/Charter
  Communications Holdings II
  Capital Corp.
  10.25%, due 9/15/10                    200,000         192,500
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (a)                 200,000         193,000
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                    150,000         168,025
Comcast Corp.
  6.50%, due 1/15/15                     100,000         104,328
CSC Holdings, Inc.
  7.625%, due 7/15/18                    200,000         194,500
Dex Media, Inc.
  8.00%, due 11/15/13                    250,000         191,250
Mediacom Broadband LLC
  8.50%, due 10/15/15                    300,000         276,000
News America Holdings, Inc.
  9.25%, due 2/1/13                      100,000         115,273
Salem Communications Corp.
  7.75%, due 12/15/10                    300,000         281,625
Time Warner Cable, Inc.
  5.85%, due 5/1/17                      540,000         535,870
  9.25%, due 2/15/14                     400,000         414,000
Univision Communications,
  Inc.
  9.75%, due 3/15/15
  (a)(d)(f)                              400,000         288,000
                                                   -------------
                                                       3,413,246
                                                   -------------

MINING (0.3%)
Century Aluminum Co.
  7.50%, due 8/15/14                     400,000         398,000
Freeport-McMoRan Copper &
  Gold, Inc.
  8.375%, due 4/1/17                     500,000         552,500
                                                   -------------
                                                         950,500
                                                   -------------

MISCELLANEOUS--MANUFACTURING (0.4%)
Actuant Corp.
  6.875%, due 6/15/17 (a)                200,000         200,500
General Electric Co.
  5.25%, due 12/6/17                     250,000         248,797
Parker Hannifin Corp.
  7.30%, due 5/15/11                     500,000         567,336
SPX Corp.
  7.625%, due 12/15/14 (a)               300,000         313,500
Textron, Inc.
  5.60%, due 12/1/17                     175,000         176,884
                                                   -------------
                                                       1,507,017
                                                   -------------

OIL & GAS (0.8%)
Chesapeake Energy Corp.
  6.625%, due 1/15/16                    500,000         500,000
Comstock Resources, Inc.
  6.875%, due 3/1/12                     400,000         396,000
Connacher Oil & Gas
  10.25%, due 12/15/15 (a)               200,000         212,000
Denbury Resources, Inc.
  7.50%, due 12/15/15                    400,000         412,000
Devon Financing Corp. LLC
  6.875%, due 9/30/11                    125,000         134,154
Enterprise Products
  Operating, L.P.
  4.95%, due 6/1/10                      100,000         100,445
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                 200,000         207,785
Pemex Project Funding Master
  Trust
  5.75%, due 3/1/18 (a)                  346,000         356,380
Southwestern Energy Co.
  7.50%, due 2/1/18 (a)                  400,000         424,000
                                                   -------------
                                                       2,742,764
                                                   -------------

OIL & GAS SERVICES (0.1%)
Complete Production Services,
  Inc.
  8.00%, due 12/15/16                    200,000         200,500
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PACKAGING & CONTAINERS (0.2%)
Berry Plastics Holding Corp.
  8.875%, due 9/15/14                $   400,000   $     374,000
Graham Packaging Co., Inc.
  8.50%, due 10/15/12                    250,000         245,000
                                                   -------------
                                                         619,000
                                                   -------------

PHARMACEUTICALS (0.2%)
Abbott Laboratories
  6.15%, due 11/30/37                    250,000         259,753
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36                   400,000         392,665
Eli Lilly & Co.
  4.50%, due 3/15/18                     100,000          93,692
Schering-Plough Corp.
  5.55%, due 12/1/13                     100,000         102,447
                                                   -------------
                                                         848,557
                                                   -------------

PIPELINES (0.5%)
Dynegy Holdings, Inc.
  7.75%, due 6/1/19                      200,000         199,000
El Paso Corp.
  7.00%, due 6/15/17                     400,000         417,432
Kinder Morgan Finance Co. ULC
  5.70%, due 1/5/16                      370,000         354,275
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                    150,000         144,750
  8.75%, due 4/15/18 (a)                 140,000         145,250
Williams Cos., Inc.
  7.625%, due 7/15/19                    400,000         432,000
                                                   -------------
                                                       1,692,707
                                                   -------------

REAL ESTATE (0.2%)
AMB Property, L.P.
  5.45%, due 12/1/10                     500,000         509,913
ERP Operating, L.P.
  7.125%, due 10/15/17                   100,000          99,468
                                                   -------------
                                                         609,381
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS (0.6%)
AvalonBay Communities, Inc.
  6.125%, due 11/1/12                    250,000         253,053
Camden Property Trust
  4.375%, due 1/15/10                     65,000          63,249
Host Marriott, L.P.
  7.125%, due 11/1/13                    400,000         398,500
Liberty Property, L.P.
  8.50%, due 8/1/10                      125,000         132,386
New Plan Excel Realty Trust
  4.50%, due 2/1/11                      500,000         423,750
  5.25%, due 9/15/15                     125,000          96,250
ProLogis
  5.625%, due 11/15/16                   100,000          93,066
Regency Centers, L.P.
  6.75%, due 1/15/12                     200,000         200,195
Weingarten Realty Investors
  7.00%, due 7/15/11                     500,000         498,562
                                                   -------------
                                                       2,159,011
                                                   -------------

RETAIL (0.5%)
CVS Caremark Corp.
  6.25%, due 6/1/27                      540,000         535,222
Ferrellgas Escrow
  LLC/Ferrellgas Finance
  Escrow Corp.
  6.75%, due 5/1/14                      300,000         295,500
J.C. Penney Co., Inc.
  8.00%, due 3/1/10                      250,000         257,925
Macy's Retail Holdings, Inc.
  5.95%, due 11/1/08                     100,000         100,055
  6.30%, due 4/1/09                      250,000         249,308
Neiman Marcus Group, Inc.
  (The)
  9.00%, due 10/15/15 (f)                400,000         416,000
                                                   -------------
                                                       1,854,010
                                                   -------------

SEMICONDUCTORS (0.1%)
Amkor Technology, Inc.
  9.25%, due 6/1/16                      400,000         399,000
                                                   -------------


TELECOMMUNICATIONS (0.7%)
American Tower Corp.
  7.00%, due 10/15/17 (a)                300,000         303,000
AT&T, Inc.
  6.80%, due 5/15/36                     235,000         247,137
BellSouth Corp.
  6.00%, due 10/15/11                    250,000         259,894
Cincinnati Bell, Inc.
  8.375%, due 1/15/14                    300,000         298,500
Embarq Corp.
  7.995%, due 6/1/36                      50,000          49,248
GCI, Inc.
  7.25%, due 2/15/14                     250,000         208,750
MetroPCS Wireless, Inc.
  9.25%, due 11/1/14                     400,000         393,000
New Cingular Wireless
  Services, Inc.
  7.875%, due 3/1/11                     100,000         108,181
Qwest Capital Funding
  6.875%, due 7/15/28                    300,000         242,250



18    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Qwest Communications
  International, Inc.
  Series B
  7.50%, due 2/15/14                 $   200,000   $     196,500
Sprint Capital Corp.
  6.125%, due 11/15/08                   150,000         148,875
  8.75%, due 3/15/32                      80,000          70,600
                                                   -------------
                                                       2,525,935
                                                   -------------

TEXTILES (0.1%)
Simmons Co.
  7.875%, due 1/15/14                    250,000         220,613
                                                   -------------


TRANSPORTATION (0.3%)
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                      150,000         147,214
  7.125%, due 12/15/10                   100,000         106,462
Norfolk Southern Corp.
  6.75%, due 2/15/11                     100,000         105,483
  7.05%, due 5/1/37                       25,000          27,731
Union Pacific Corp.
  5.75%, due 11/15/17                    485,000         491,019
  6.65%, due 1/15/11                     100,000         105,454
                                                   -------------
                                                         983,363
                                                   -------------

TRUCKING & LEASING (0.0%)++
TTX Co.
  5.00%, due 4/1/12 (a)                  100,000         104,464
                                                   -------------
Total Corporate Bonds
  (Cost $55,423,794)                                  54,348,855
                                                   -------------



FOREIGN BONDS (3.7%)
----------------------------------------------------------------

BANKS (0.4%)
Barclays Bank PLC
  5.45%, due 9/12/12                     375,000         382,242
ICICI Bank, Ltd.
  5.75%, due 1/12/12 (a)                 155,000         152,417
Korea Development Bank
  5.75%, due 9/10/13                     149,000         152,911
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)                200,000         199,671
UBS A.G.
  5.75%, due 4/25/18                     250,000         249,614
VTB Capital S.A.
  6.609%, due 10/31/12 (a)               277,000         270,768
                                                   -------------
                                                       1,407,623
                                                   -------------

BEVERAGES (0.1%)
Diageo Capital PLC
  5.125%, due 1/30/12                    250,000         254,995
                                                   -------------


BIOTECHNOLOGY (0.1%)
FMC Finance III S.A.
  6.875%, due 7/15/17                    400,000         403,000
                                                   -------------


CHEMICALS (0.1%)
Ineos Group Holdings PLC
  8.50%, due 2/15/16 (a)(d)              400,000         324,000
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES (0.2%)
CIT Group Co. of Canada
  5.20%, due 6/1/15                      125,000         103,902
Majapahit Holding B.V.
  7.75%, due 10/17/16 (a)                100,000          98,500
Petroplus Finance, Ltd.
  6.75%, due 5/1/14 (a)                  400,000         376,000
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                     100,000         103,154
                                                   -------------
                                                         681,556
                                                   -------------

ENTERTAINMENT (0.1%)
Great Canadian Gaming Corp.
  7.25%, due 2/15/15 (a)                 400,000         384,000
                                                   -------------


FOREIGN GOVERNMENTS (1.7%)
Aruba Government
  6.55%, due 11/28/18 (a)                150,000         147,750
Dominican Republic
  9.04%, due 1/23/18 (a)                  15,302          16,526
Federal Republic of Brazil
  7.875%, due 3/7/15                     444,000         512,820
  8.75%, due 2/4/25                      338,000         432,640
Republic of Argentina
  8.28%, due 12/31/33                    171,279         137,708
Republic of Colombia
  7.375%, due 1/27/17                    130,000         146,380
  7.375%, due 9/18/37                    107,000         119,305
  8.25%, due 12/22/14                    139,000         161,310
Republic of Costa Rica
  6.548%, due 3/20/14 (a)                162,000         169,290
Republic of Ecuador
  9.375%, due 12/15/15 (a)                14,000          14,858
  10.00%, due 8/15/30 (a)                 21,000          21,158
  12.00%, due 11/15/12 (a)                91,392          93,128
Republic of Indonesia
  6.625%, due 2/17/37 (a)                  5,000           4,409
  6.875%, due 3/9/17 (a)                 110,000         111,925
  7.25%, due 4/20/15 (a)                 219,000         228,855


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                       PRINCIPAL
                                          AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
FOREIGN GOVERNMENTS (CONTINUED)
Republic of Panama
  7.25%, due 3/15/15                 $   109,000   $     120,445
  8.875%, due 9/30/27                    196,000         254,800
Republic of Peru
  8.375%, due 5/3/16                     131,000         158,772
  9.875%, due 2/6/15                      70,000          89,558
Republic of Philippines
  8.875%, due 3/17/15                    340,000         403,325
  9.875%, due 1/15/19                    175,000         224,875
Republic of Poland
  5.00%, due 10/19/15                     40,000          41,157
Republic of Serbia
  3.75%, due 11/1/24 (a)                  17,000          15,470
Republic of South Africa
  6.50%, due 6/2/14                      151,000         159,683
Republic of Turkey
  7.25%, due 3/15/15                     250,000         260,313
  7.375%, due 2/5/25                     236,000         239,245
Republic of Uruguay
  7.875%, due 1/15/33 (f)                 50,250          54,521
  8.00%, due 11/18/22                    166,000         184,260
Republic of Venezuela
  8.50%, due 10/8/14                     370,000         346,875
Russian Federation
  7.50%, due 3/31/30 (a)                 463,935         531,206
State of Israel
  5.50%, due 11/9/16                     158,000         162,198
Ukraine Government
  6.58%, due 11/21/16 (a)                100,000          98,000
  6.75%, due 11/14/17 (a)                100,000          98,579
United Mexican States
  Series A
  5.875%, due 1/15/14                    263,000         279,832
                                                   -------------
                                                       6,041,176
                                                   -------------

IRON & STEEL (0.1%)
Russel Metals, Inc.
  6.375%, due 3/1/14                     200,000         187,000
                                                   -------------


MEDIA (0.0%)++
Videotron, Ltd.
  9.125%, due 4/15/18 (a)(e)             160,000         170,400
                                                   -------------


MINING (0.1%)
Corporacion Nacional del
  Cobre-Codelco, Inc.
  4.75%, due 10/15/14 (a)                120,000         118,614
  6.15%, due 10/24/36 (a)                174,000         169,417
                                                   -------------
                                                         288,031
                                                   -------------

OIL & GAS (0.3%)
Gaz Capital for Gazprom
  6.51%, due 3/7/22 (a)                  137,000         125,355
OPTI Canada, Inc.
  8.25%, due 12/15/14                    400,000         413,000
Petroliam Nasional Berhad
  7.75%, due 8/15/15 (a)                 104,000         121,873
Petronas Capital, Ltd.
  7.875%, due 5/22/22 (a)                302,000         369,496
                                                   -------------
                                                       1,029,724
                                                   -------------

REAL ESTATE (0.1%)
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA Finance LLC
  4.375%, due 11/15/10 (a)               500,000         487,920
                                                   -------------


TELECOMMUNICATIONS (0.4%)
Deutsche Telekom
  International Finance B.V.
  8.00%, due 6/15/10                     250,000         267,813
Telecom Italia Capital S.A.
  6.375%, due 11/15/33                   100,000          92,822
Telefonica Europe B.V.
  7.75%, due 9/15/10                     100,000         107,255
Vodafone Group PLC
  7.75%, due 2/15/10                     750,000         791,464
                                                   -------------
                                                       1,259,354
                                                   -------------
Total Foreign Bonds
  (Cost $12,954,728)                                  12,918,779
                                                   -------------



LOAN ASSIGNMENTS & PARTICIPATIONS (2.9%) (G)
----------------------------------------------------------------

BEVERAGE, FOOD & TOBACCO (0.1%)
Dole Food Co., Inc.
  Credit Link Deposit
  2.58%, due 4/12/13                      46,512          43,205
  Tranche C Term Loan
  4.833%, due 4/12/13                    341,860         317,556
  Tranche B Term Loan
  5.008%, due 4/12/13                    102,558          95,267
                                                   -------------
                                                         456,028
                                                   -------------




20    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE

LOAN ASSIGNMENTS & PARTICIPATIONS
(CONTINUED)
BROADCASTING & ENTERTAINMENT (0.3%)
Atlantic Broadband Finance
  LLC
  Tranche B2 Term Loan
  4.95%, due 9/1/11                  $   495,000   $     459,607
Gray Television, Inc.
  Delayed Draw Term Loan
  4.19%, due 12/31/14                    498,750         431,419
                                                   -------------
                                                         891,026
                                                   -------------

BUILDINGS & REAL ESTATE (0.1%)
General Growth Properties,
  Inc.
  Tranche A1 Term Loan
  4.00%, due 2/24/10                     348,684         314,639
                                                   -------------


CHEMICALS, PLASTICS & RUBBER (0.3%)
Huntsman International LLC
  New Term Loan B
  4.636%, due 4/21/14                    346,893         334,643
INEOS U.S. Finance LLC
  Tranche A4 Term Loan
  4.64%, due 12/17/12                    384,038         340,258
Lucite International US
  Finco, Ltd.
  Term Loan B1
  5.15%, due 7/8/13                      363,750         324,192
  Delayed Draw Term Loan B2
  5.15%, due 7/8/13                      128,798         114,791
                                                   -------------
                                                       1,113,884
                                                   -------------

CONTAINERS, PACKAGING & GLASS (0.0%)++
Solo Cup Co.
  Term Loan B1
  6.298%, due 2/27/11                     84,161          80,884
                                                   -------------


DIVERSIFIED/CONGLOMERATE MANUFACTURING (0.2%)
Invensys International
  Holdings, Ltd.
  Tranche A Term Loan
  5.039%, due 1/15/11                     78,689          74,754
  Term A Bonding
  5.128%, due 12/15/10                    71,311          67,984
Sensata Technologies Finance
  Co., LLC
  Term Loan
  4.662%, due 4/26/13                    491,250         446,014
                                                   -------------
                                                         588,752
                                                   -------------

GROCERY (0.1%)
Roundy's Supermarkets, Inc.
  Tranche B Term Loan
  5.47%, due 11/3/11                     490,344         457,981
                                                   -------------


HEALTHCARE, EDUCATION & CHILDCARE (0.1%)
Warner Chilcott Corp.
  Tranche C Term Loan
  4.725%, due 1/18/12                     64,566          61,822
  Tranche B Term Loan
  4.843%, due 1/18/12                    187,717         179,739
                                                   -------------
                                                         241,561
                                                   -------------

HOME & OFFICE FURNISHINGS, HOUSEWARES, & DURABLE CONSUMER
  PRODUCTS (0.1%)
Jarden Corp.
  Term Loan B2
  4.446%, due 1/24/12                    382,057         362,212
                                                   -------------


LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (0.5%)
AMC Entertainment, Inc.
  Term Loan
  4.636%, due 1/26/13                    488,750         460,472
Bombardier Recreational
  Products, Inc.
  Term Loan
  5.32%, due 6/28/13                     455,696         401,392
Cedar Fair, L.P.
  U.S. Term Loan
  4.863%, due 8/30/12                    491,250         466,414
Easton-Bell Sports, Inc.
  Tranche B Term Loan
  4.65%, due 3/16/12                     490,000         429,975
                                                   -------------
                                                       1,758,253
                                                   -------------

MACHINERY (0.2%)
Gleason Corp.
  1st Lien Term Loan
  4.653%, due 6/30/13                    920,750         847,090
                                                   -------------


MINING, STEEL, IRON & NON-PRECIOUS METALS (0.0%)
Magnum Coal Co.
  Funded Letter of Credit
  9.75%, due 3/21/13                      22,727          22,500
  Term Loan
  9.75%, due 3/21/13                     131,818         130,500
                                                   -------------
                                                         153,000
                                                   -------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (0.1%)
JohnsonDiversey, Inc.
  New Term Loan B
  5.112%, due 12/16/11                   219,032         207,351
                                                   -------------

PRINTING & PUBLISHING (0.4%)
Cenveo Corp.
  Term Loan C
  4.349%, due 6/21/13                    494,965         459,699


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                                       PRINCIPAL
                                          AMOUNT           VALUE

LOAN ASSIGNMENTS & PARTICIPATIONS
(CONTINUED)
PRINTING & PUBLISHING (CONTINUED)
Merrill Communications LLC
  Term Loan
  4.949%, due 5/15/11                $   488,750   $     420,325
Yell Group PLC
  Term Loan B1
  4.863%, due 10/27/12                   500,000         441,072
                                                   -------------
                                                       1,321,096
                                                   -------------

RETAIL STORE (0.1%)
Yankee Candle Co., Inc. (The)
  Term Loan B
  4.615%, due 2/6/14                     461,635         418,933
                                                   -------------


UTILITIES (0.3%)
Covanta Energy Corp.
  Funded Letter of Credit
  2.588%, due 2/10/14                    164,948         157,113
  Term Loan B
  5.079%, due 2/10/14                    331,701         315,945
InfrastruX Group, Inc.
  Delayed Draw Term Loan
  7.363%, due 11/5/12                    388,546         345,806
NRG Energy, Inc.
  Term Loan B
  4.196%, due 2/1/13                     179,137         171,613
  Synthetic Letter of Credit
  4.196%, due 2/1/13                      87,490          83,815
                                                   -------------
                                                       1,074,292
                                                   -------------
Total Loan Assignments &
  Participations
  (Cost $11,256,361)                                  10,286,982
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (11.2%)
----------------------------------------------------------------

FEDERAL HOME LOAN BANK (0.8%)
  4.625%, due 10/10/12                 2,500,000       2,616,070
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION (0.6%)
  4.50%, due 7/15/13                   2,000,000       2,078,532
                                                   -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.2%)
  4.50%, due 8/1/33                      338,743         323,255
  4.50%, due 8/1/35                      418,179         398,536
  5.00%, due 3/1/37                      377,303         371,123
  5.00%, due 6/1/37                    2,894,308       2,846,901
  5.50%, due 2/1/18                      326,292         333,936
  5.50%, due 2/1/21                      299,903         305,613
  5.50%, due 10/1/21                     387,277         394,651
  5.50%, due 4/1/37                    1,112,737       1,120,939
  5.50%, due 8/1/37                      892,005         898,581
  5.50%, due 11/1/37                     957,103         964,157
  5.50%, due 1/1/38                      576,927         581,179
  6.00%, due 8/1/21                      367,702         379,070
  6.00%, due 8/1/37                    1,358,883       1,391,406
  6.50%, due 11/1/16                      65,290          67,674
  6.50%, due 2/1/27                          932             978
  6.50%, due 5/1/29                       68,834          71,987
  6.50%, due 6/1/29                      111,630         116,743
  6.50%, due 7/1/29                      152,085         159,053
  6.50%, due 8/1/29                       47,256          49,421
  6.50%, due 9/1/29                        7,245           7,577
  6.50%, due 10/1/29                         629             658
  6.50%, due 6/1/32                       56,967          59,452
  6.50%, due 1/1/37                       40,646          42,152
  7.00%, due 3/1/26                          506             538
  7.00%, due 9/1/26                       19,885          21,169
  7.00%, due 10/1/26                         115             121
  7.00%, due 7/1/30                        5,825           6,197
  7.00%, due 7/1/32                       85,326          90,783
  7.50%, due 1/1/16                       12,156          12,734
  7.50%, due 5/1/32                       59,635          64,178
  8.00%, due 11/1/12                      10,200          10,654
                                                   -------------
                                                      11,091,416
                                                   -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.7%)
  4.00%, due 12/1/20                     459,376         442,288
  4.50%, due 7/1/20                       54,740          54,237
  4.50%, due 12/1/20                     620,145         614,440
  4.50%, due 3/1/21                       69,882          69,239
  5.00%, due 8/1/22                      802,269         807,254
  5.00%, due 5/1/37                    2,242,351       2,204,832
  5.00%, due 7/1/37                      397,430         390,780
  6.00%, due 4/1/19                        9,009           9,325
  6.00%, due 11/1/35                      68,447          70,087
  6.00%, due 1/1/36                      356,194         364,724
  6.00%, due 8/1/36                       95,606          97,850
  6.00%, due 9/1/36                       86,875          88,915
  6.00%, due 10/1/36                     408,566         418,159
  6.00%, due 4/1/37                      269,034         275,351
  7.00%, due 10/1/37                      19,639          20,667
  7.00%, due 11/1/37                      72,601          76,401
  7.50%, due 8/1/11                        2,252           2,310
  7.50%, due 10/1/11                       2,079           2,164
  7.50%, due 10/1/15                      70,611          73,669
  8.00%, due 7/1/09                          843             869
  8.00%, due 4/1/10                        5,477           5,696




22    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  8.00%, due 8/1/11                  $       970   $       1,016
  8.00%, due 10/1/11                       9,043           9,469
  8.00%, due 11/1/11                       1,801           1,885
                                                   -------------
                                                       6,101,627
                                                   -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.7%)
  5.00%, due 12/15/37                     96,966          96,133
  5.00%, due 5/1/38 TBA (h)              900,000         890,719
  5.50%, due 9/15/35                     714,447         725,356
  5.50%, due 7/15/36                     476,409         483,580
  5.50%, due 11/15/36                    397,397         403,379
  5.50%, due 8/15/37                      71,803          72,862
  6.00%, due 1/15/33                     169,397         174,727
  6.00%, due 11/15/33                    167,764         172,949
  6.00%, due 11/15/36                    425,611         438,044
  6.00%, due 11/15/37                    597,224         614,491
  6.50%, due 4/15/29                         299             312
  6.50%, due 5/15/29                         511             534
  6.50%, due 8/15/29                          71              74
  6.50%, due 7/15/31                     177,908         185,898
  6.50%, due 10/15/31                     17,004          17,732
  6.50%, due 8/15/36                     629,908         654,533
  6.50%, due 7/15/37                     670,094         696,089
  7.00%, due 7/15/11                         418             435
  7.00%, due 10/15/11                     32,485          33,756
  7.00%, due 9/15/23                       5,730           6,149
  7.00%, due 7/15/25                       5,743           6,165
  7.00%, due 12/15/25                     15,908          17,076
  7.00%, due 5/15/26                      10,815          11,605
  7.00%, due 11/15/27                     23,378          25,076
  7.00%, due 12/15/27                    113,631         121,886
  7.00%, due 6/15/28                       5,305           5,686
  7.50%, due 3/15/26                      10,960          11,806
  7.50%, due 6/15/26                         606             653
  7.50%, due 10/15/30                     47,694          51,297
  8.00%, due 8/15/26                       2,236           2,448
  8.00%, due 9/15/26                         760             832
  8.00%, due 10/15/26                     23,208          25,411
  8.50%, due 11/15/26                     26,211          28,845
                                                   -------------
                                                       5,976,538
                                                   -------------

UNITED STATES TREASURY BONDS (0.2%)
  4.75%, due 2/15/37                     585,000         609,543
  5.00%, due 5/15/37                     125,000         135,469
                                                   -------------
                                                         745,012
                                                   -------------

  UNITED STATES TREASURY NOTES (CONTINUED)
  1.75%, due 3/31/10 (d)               4,100,000       4,061,243
  2.50%, due 3/31/13 (d)                 439,000         428,368
  3.125%, due 4/30/13                    500,000         501,953
  3.50%, due 2/15/18 (d)                 920,000         900,450
  4.25%, due 8/15/14 (d)                 275,000         290,898
  4.50%, due 5/15/10                     265,000         277,091
  4.875%, due 4/30/11                  2,800,000       2,994,032
  4.875%, due 5/31/11                  1,000,000       1,070,469
                                                   -------------
                                                      10,524,504
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $38,582,331)                                  39,133,699
                                                   -------------



YANKEE BONDS (0.3%) (I)
----------------------------------------------------------------

BEVERAGES (0.1%)
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                     300,000         300,759
                                                   -------------


OIL & GAS (0.0%)++
EnCana Corp.
  6.30%, due 11/1/11                     100,000         104,798
                                                   -------------


PIPELINES (0.1%)
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                     250,000         236,782
  5.85%, due 3/15/36                     100,000          91,901
                                                   -------------
                                                         328,683
                                                   -------------

TRANSPORTATION (0.1%)
Canadian National Railway Co.
  6.375%, due 11/15/37                   335,000         344,688
  7.625%, due 5/15/23                     50,000          56,473
                                                   -------------
                                                         401,161
                                                   -------------
Total Yankee Bonds
  (Cost $1,131,444)                                    1,135,401
                                                   -------------
Total Long-Term Bonds
  (Cost $124,448,945)                                151,514,116
                                                   -------------




                                          SHARES

COMMON STOCKS (54.0%)
----------------------------------------------------------------

ADVERTISING (0.1%)
Omnicom Group, Inc.                        9,514         454,198
                                                   -------------


AEROSPACE & DEFENSE (0.9%)
BAE Systems PLC                            7,359          67,850
Boeing Co. (The)                          17,544       1,488,784


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
AEROSPACE & DEFENSE (CONTINUED)
Lockheed Martin Corp.                      5,471   $     580,145
Raytheon Co.                               7,891         504,787
United Technologies Corp.                  8,222         595,848
                                                   -------------
                                                       3,237,414
                                                   -------------

AGRICULTURE (1.3%)
Altria Group, Inc.                        30,629         612,580
British American Tobacco PLC               8,971         336,709
Philip Morris International,
  Inc. (j)                                30,629       1,562,998
Reynolds American, Inc.                   39,438       2,123,736
                                                   -------------
                                                       4,636,023
                                                   -------------

AIR FREIGHT & LOGISTICS (0.1%)
C.H. Robinson Worldwide, Inc.              6,181         387,425
                                                   -------------


APPAREL (0.3%)
NIKE, Inc. Class B                         5,312         354,842
VF Corp.                                   8,926         663,916
                                                   -------------
                                                       1,018,758
                                                   -------------

AUTO COMPONENTS (0.0%)++
Aisin Seiki Co., Ltd.                      1,100          38,819
Denso Corp.                                  900          31,518
                                                   -------------
                                                          70,337
                                                   -------------

AUTO MANUFACTURERS (0.2%)
Fiat S.p.A.                                7,964         131,122
Peugeot S.A.                               2,241         156,919
Scania AB Class B                         11,100         229,117
Toyota Motor Corp.                         5,700         289,921
                                                   -------------
                                                         807,079
                                                   -------------

AUTOMOBILES (0.0%)++
Daimler A.G.                                 733          56,866
                                                   -------------


BANKS (3.8%)
V  Bank of America Corp.                 148,723       5,583,061
Bank of New York Mellon Corp.
  (The)                                   50,252       2,187,470
BNP Paribas S.A.                           3,942         424,689
Commonwealth Bank of
  Australia                                2,777         116,872
Credit Agricole S.A.                       8,534         287,308
Dexia                                      1,109          30,637
Fortis N.V.                                1,326          35,961
HSBC Holdings PLC                         14,194         247,356
Lloyds TSB Group PLC                      11,518          97,840
National Bank of Greece S.A.               4,765         264,165
National City Corp. (d)                   49,007         308,744
Nordea Bank AB                             1,800          29,765
Nordea Bank AB (k)                        14,920         244,810
Northern Rock PLC (e)(l)                  63,213          35,821
Royal Bank of Scotland Group
  PLC                                     20,820         140,656
Societe Generale (d)                         540          62,985
U.S. Bancorp                              56,973       1,930,815
Wachovia Corp.                            42,182       1,229,605
                                                   -------------
                                                      13,258,560
                                                   -------------

BEVERAGES (0.6%)
Asahi Breweries, Ltd.                        900          17,594
Carlsberg A/S Class B                        350          46,640
Diageo PLC                                16,129         330,064
Heineken Holding N.V.                      1,215          62,230
InBev N.V. (d)                               388          31,963
Pepsi Bottling Group, Inc.
  (The)                                   14,129         476,289
PepsiCo, Inc.                             15,324       1,050,154
                                                   -------------
                                                       2,014,934
                                                   -------------


BIOTECHNOLOGY (0.1%)
CSL, Ltd.                                  6,123         229,118
                                                   -------------


BUILDING MATERIALS (0.1%)
Eagle Materials, Inc. (d)                 10,616         385,148
Holcim, Ltd.                               1,025         100,574
                                                   -------------
                                                         485,722
                                                   -------------

CAPITAL MARKETS (0.2%)
Allied Capital Corp. (d)                   4,747          95,415
BlackRock, Inc.                            1,790         361,204
GLG Partners, Inc. (d)                    27,350         225,637
Schroders PLC                              1,104          22,921
                                                   -------------
                                                         705,177
                                                   -------------

CHEMICALS (3.3%)
Asahi Kasei Corp.                         34,000         193,633
BASF SE                                    2,606         371,745
V  Dow Chemical Co. (The)                137,938       5,538,211
E.I. du Pont de Nemours & Co.             23,061       1,127,914
Koninklijke DSM N.V.                       1,204          64,862
Lonza Group A.G.                           1,811         246,906
Monsanto Co.                              22,134       2,523,719
Mosaic Co. (The) (j)                      11,152       1,366,232
Sigma-Aldrich Corp.                        3,368         192,043
                                                   -------------
                                                      11,625,265
                                                   -------------

COAL (0.1%)
Arch Coal, Inc. (d)                        6,689         383,681
                                                   -------------

COMMERCIAL BANKS (0.6%)
Banco Santander S.A.                      22,904         495,595
Bank of Hawaii Corp.                       8,920         489,084
BOC Hong Kong Holdings, Ltd.              99,000         256,287
Cullen/Frost Bankers, Inc.                 3,212         179,294
DnB Nor ASA (j)                           16,200         241,204



24    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
Hypo Real Estate Holding
  A.G.                                     7,981   $     297,077
Westpac Banking Corp.                      3,913          89,954
                                                   -------------
                                                       2,048,495
                                                   -------------

COMMERCIAL SERVICES (0.8%)
Accenture, Ltd. Class A                   14,303         537,078
Davis Service Group PLC                    8,539          80,565
KK DaVinci Advisors(j)                        55          52,659
McKesson Corp.                            31,811       1,657,989
Strayer Education, Inc.                    1,716         318,644
                                                   -------------
                                                       2,646,935
                                                   -------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Steelcase, Inc. Class A (d)               35,676         395,290
                                                   -------------


COMMUNICATIONS EQUIPMENT (0.1%)
Corning, Inc.                             18,478         493,547
                                                   -------------


COMPUTERS (1.7%)
Fujitsu, Ltd.                              2,000          12,867
Hewlett-Packard Co.                       67,511       3,129,135
International Business
  Machines Corp.                          17,226       2,079,178
Seagate Technology                        39,347         742,478
                                                   -------------
                                                       5,963,658
                                                   -------------

COSMETICS & PERSONAL CARE (1.2%)
Avon Products, Inc.                       11,667         455,246
Colgate-Palmolive Co.                     13,653         965,267
Kao Corp.                                  5,000         135,433
Procter & Gamble Co. (The)
  (d)                                     37,932       2,543,341
                                                   -------------
                                                       4,099,287
                                                   -------------

DISTRIBUTION & WHOLESALE (0.4%)
Fastenal Co. (d)                           5,180         252,836
IMS-Intl Metal Service                     4,149         166,895
Itochu Corp.                              24,000         252,857
Jardine Cycle & Carriage,
  Ltd.                                    11,000         134,306
Marubeni Corp.                             9,000          71,270
Mitsubishi Corp.                          10,000         323,623
Mitsui & Co., Ltd.                         4,000          93,217
Sumitomo Corp.                            10,100         134,830
                                                   -------------
                                                       1,429,834
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (1.9%)
Acom Co., Ltd.                             8,230         256,233
American Express Co.                       9,535         457,871
Charles Schwab Corp. (The)                19,700         425,520
Citigroup, Inc. (d)                      117,794       2,976,654
CME Group, Inc.                              716         327,534
Deutsche Boerse A.G.                       1,223         178,872
Goldman Sachs Group, Inc.
  (The) (d)                                4,652         890,253
Hong Leong Finance, Ltd.                  22,000          63,221
JPMorgan Chase & Co.                       5,531         263,552
London Stock Exchange Group
  PLC                                      4,403          93,439
Morgan Stanley                             5,377         261,322
Nasdaq OMX Group, Inc. (The)
  (j)                                     12,428         453,001
Promise Co., Ltd.                          2,750          87,386
                                                   -------------
                                                       6,734,858
                                                   -------------

DIVERSIFIED TELECOMMUNICATIONS (0.1%)
Portugal Telecom SGPS S.A.
  Registered                              20,805         247,297
                                                   -------------


ELECTRIC (3.3%)
Ameren Corp.                              17,907         812,262
American Electric Power Co.,
  Inc.                                    26,520       1,183,588
Consolidated Edison, Inc.                 71,445       2,972,112
Constellation Energy Group,
  Inc.                                     1,936         163,882
Duke Energy Corp.                         98,953       1,811,829
E.ON A.G.                                  1,072         218,021
EDP--Energias de Portugal
  S.A. (j)                                 4,540          28,612
Enel S.p.A.                               30,238         328,416
Energy East Corp.                         14,578         332,378
HongKong Electric Holdings,
  Ltd.                                     3,000          18,889
Kansai Electric Power                     10,200         243,106
Mirant Corp. (j)                          20,252         832,560
NSTAR                                     15,826         509,755
Progress Energy, Inc.                     44,625       1,873,804
Tokyo Electric Power Company               9,700         247,335
                                                   -------------
                                                      11,576,549
                                                   -------------

ELECTRIC UTILITIES (0.4%)
Chubu Electric Power Co.,
  Inc.                                       800          18,769
Exelon Corp.                               4,529         387,139
Pinnacle West Capital Corp.               25,993         882,202
Shikoku Electric Power Co.,
  Inc.                                     4,100         116,680
Union Fenosa, S.A.                         2,029         136,462
                                                   -------------
                                                       1,541,252
                                                   -------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Emerson Electric Co.                       9,340         488,108
                                                   -------------


ELECTRICAL EQUIPMENT (0.0%)++
Mitsubishi Electric Corp.                 16,000         164,717
                                                   -------------


ELECTRONICS (0.1%)
Tyco Electronics, Ltd.                     8,380         313,496
                                                   -------------


ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp.                                2,974         454,635
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
ENTERTAINMENT (0.3%)
Regal Entertainment Group
  Class A (d)                             58,068   $   1,100,969
                                                   -------------


FOOD (0.3%)
Casino Guichard-Perrachon
  S.A.                                       428          40,704
Koninklijke Ahold N.V.                     2,649          39,251
Nestle S.A. Registered                     1,253         600,271
Unilever PLC                               7,095         238,871
                                                   -------------
                                                         919,097
                                                   -------------

FOOD & STAPLES RETAILING (0.7%)
Costco Wholesale Corp. (d)                 4,222         300,817
Wal-Mart Stores, Inc.                     33,326       1,932,241
Wesfarmers, Ltd.                           7,464         261,962
WM Morrison Supermarkets PLC              12,476          70,583
Woolworths, Ltd.                             898          24,235
                                                   -------------
                                                       2,589,838
                                                   -------------

FOREST PRODUCTS & PAPER (0.1%)
Weyerhaeuser Co.                           7,835         500,500
                                                   -------------


GAS (0.1%)
Gaz de France                              4,180         275,774
                                                   -------------


GAS UTILITIES (0.2%)
Energen Corp.                              8,084         551,652
                                                   -------------


HAND & MACHINE TOOLS (0.0%)++
Gildemeister A.G.                          5,499         160,984
                                                   -------------


HEALTH CARE-PRODUCTS (0.4%)
Becton, Dickinson & Co.                    5,011         447,983
DENTSPLY International, Inc.               9,031         351,035
Medtronic, Inc.                           14,103         686,534
                                                   -------------
                                                       1,485,552
                                                   -------------

HEALTH CARE-SERVICES (0.1%)
Aetna, Inc.                                3,944         171,958
                                                   -------------


HOLDING COMPANIES--DIVERSIFIED (0.2%)
Leucadia National Corp. (d)                7,606         389,579
Swire Pacific, Ltd. Class A               21,000         245,714
Swire Pacific, Ltd. Class B                2,500           5,843
Wharf Holdings, Ltd.                       3,000          15,132
                                                   -------------
                                                         656,268
                                                   -------------

HOME BUILDERS (0.1%)
NVR, Inc. (j)                                670         411,045
Ryland Group, Inc.                         2,793          89,320
                                                   -------------
                                                         500,365
                                                   -------------

HOME FURNISHINGS (0.2%)
Whirlpool Corp. (d)                        7,155         520,741
                                                   -------------


HOTELS, RESTAURANTS & LEISURE (0.1%)
Flight Centre, Ltd.                        8,830         180,666
Kuoni Reisen Holding
  Registered                                 177         102,464
                                                   -------------
                                                         283,130
                                                   -------------

HOUSEHOLD DURABLES (0.1%)
Matsushita Electric
  Industrial Co., Ltd.                    14,000         328,289
                                                   -------------


INDUSTRIAL CONGLOMERATES (0.1%)
Koninklijke Philips
  Electronics N.V.                         2,362          88,689
Wendel                                       806         110,459
                                                   -------------
                                                         199,148
                                                   -------------

INSURANCE (3.0%)
ACE, Ltd.                                 26,355       1,588,943
Allianz SE                                 2,013         409,432
Aviva PLC                                 22,960         285,085
Axis Capital Holdings, Ltd.               15,540         526,961
Brit Insurance Holdings PLC               26,798         129,642
Chubb Corp. (The)                         24,232       1,283,569
Endurance Specialty Holdings,
  Ltd.                                    11,012         408,876
Fidelity National Financial,
  Inc. Class A (d)                        43,864         701,385
Hartford Financial Services
  Group, Inc. (The)                       17,890       1,275,020
ING Groep N.V.                             7,321         278,703
Millea Holdings, Inc.                      1,600          67,517
Muenchener
  Rueckversicherungs--Gesell-
  schaft A.G. Registered                     740         143,106
Old Mutual PLC                            64,840         163,554
PartnerRe, Ltd.                            6,415         474,582
Swiss Life Holding (j)                       360         107,612
Torchmark Corp.                            1,974         127,797
Travelers Cos., Inc. (The)                37,759       1,903,054
XL Capital, Ltd. Class A                  19,758         689,357
Zurich Financial Services
  A.G.                                       214          65,348
                                                   -------------
                                                      10,629,543
                                                   -------------

INTERNET (0.1%)
Ctrip.com International,
  Ltd., ADR(m)                             4,409         273,623
                                                   -------------


INVESTMENT COMPANIES (0.2%)
American Capital Strategies,
  Ltd. (d)                                23,297         739,680
Pargesa Holding S.A. Class B                 130          14,846
                                                   -------------
                                                         754,526
                                                   -------------

IRON & STEEL (0.4%)
Cleveland-Cliffs, Inc.                     2,301         369,080
JFE Holdings, Inc.                         1,300          70,886
Nucor Corp.                                4,673         352,812



26    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
IRON & STEEL (CONTINUED)
ThyssenKrupp A.G.                          4,338   $     270,662
Voestalpine A.G.                           2,199         169,055
                                                   -------------
                                                       1,232,495
                                                   -------------

LEISURE TIME (0.1%)
Sankyo Co., Ltd./Gunma                     3,900         235,016
                                                   -------------


LIFE SCIENCES TOOLS & SERVICES (0.1%)
Invitrogen Corp. (j)                       4,235         396,269
                                                   -------------


MACHINERY--CONSTRUCTION & MINING (0.1%)
Joy Global, Inc.                           4,412         327,591
                                                   -------------


MACHINERY--DIVERSIFIED (0.9%)
Bobst Group A.G.                           2,127         176,651
Cummins, Inc. (d)                         19,170       1,201,001
Deere & Co.                               17,086       1,436,420
Fuji Machine Manufacturing
  Co., Ltd.                                3,600          71,301
MAN A.G.                                   1,773         246,693
                                                   -------------
                                                       3,132,066
                                                   -------------

MARINE (0.1%)
Mitsui OSK Lines, Ltd.                    16,000         218,717
                                                   -------------


MEDIA (0.3%)
CBS Corp. Class B                         21,924         505,787
News Corp. Class A                        19,472         348,549
Vivendi S.A.                               8,248         334,977
                                                   -------------
                                                       1,189,313
                                                   -------------

METAL FABRICATE & HARDWARE (0.0%)++
SKF AB                                       800          14,671
                                                   -------------


METALS & MINING (0.1%)
BlueScope Steel, Ltd.                     24,829         257,866
Kobe Steel, Ltd.                          23,000          69,287
                                                   -------------
                                                         327,153
                                                   -------------

MINING (1.5%)
Antofagasta PLC                           15,114         238,417
BHP Billiton PLC                          11,431         403,913
BHP Billiton, Ltd.                        11,414         459,751
Freeport-McMoRan Copper &
  Gold, Inc. Class B (d)                  26,376       3,000,270
Kazakhmys PLC                              1,215          37,831
Mitsubishi Materials Corp.                29,000         136,762
Rio Tinto PLC                              2,038         236,570
Southern Copper Corp. (d)                  5,880         674,789
                                                   -------------
                                                       5,188,303
                                                   -------------

MISCELLANEOUS--MANUFACTURING (1.7%)
Brink's Co. (The)                            308          22,407
Danaher Corp.                              4,591         358,190
General Electric Co.                     113,484       3,710,927
GUD Holdings, Ltd.                         6,517          60,352
Honeywell International, Inc.             10,073         598,336
Olympus Corp.                              4,000         132,330
Siemens A.G.                               1,775         209,296
SPX Corp.                                  2,851         350,673
Textron, Inc.                              5,945         362,704
Wesfarmers, Ltd. Class PPP                   313          11,183
                                                   -------------
                                                       5,816,398
                                                   -------------

MULTILINE RETAIL (0.1%)
Family Dollar Stores, Inc.                17,980         384,772
                                                   -------------


MULTI-UTILITIES (0.0%)++
DTE Energy Co.                             1,494          60,223
                                                   -------------


OFFICE & BUSINESS EQUIPMENT (0.0%)++
Canon, Inc.                                2,200         110,161
                                                   -------------


OIL & GAS (4.0%)
BP PLC                                    61,101         741,619
Chevron Corp.                             42,321       4,069,164
Devon Energy Corp.                         1,822         206,615
ENI S.p.A.                                11,838         455,853
ENSCO International, Inc.                 17,396       1,108,647
V  ExxonMobil Corp.                       55,477       5,163,244
Nippon Oil Corp.                          10,000          68,937
OMV A.G.                                   1,135          85,307
Patterson-UTI Energy, Inc.                20,739         579,448
Royal Dutch Shell PLC Class A              6,697         268,849
Royal Dutch Shell PLC Class B              5,453         217,718
StatoilHydro A.S.A.                        3,400         122,492
Total S.A.                                 4,045         339,852
XTO Energy, Inc.                           7,527         465,620
                                                   -------------
                                                      13,893,365
                                                   -------------

OIL & GAS SERVICES (0.5%)
Halliburton Co.                            9,982         458,274
Schlumberger, Ltd.                        10,167       1,022,292
Transocean, Inc. (j)                         697         102,780
                                                   -------------
                                                       1,583,346
                                                   -------------

OIL, GAS & CONSUMABLE FUELS (2.2%)
Apache Corp.                              11,210       1,509,763
BG Group PLC                               6,882         167,341
ConocoPhillips                            33,356       2,873,619
CONSOL Energy, Inc.                        5,613         454,428
Hess Corp.                                 1,421         150,910
Occidental Petroleum Corp.                25,258       2,101,718


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Repsol YPF S.A.                            3,869   $     157,236
Singapore Petroleum Co., Ltd.             23,000         122,138
                                                   -------------
                                                       7,537,153
                                                   -------------

PACKAGING & CONTAINERS (0.5%)
Packaging Corp. of America                48,887       1,074,536
Sonoco Products Co.                       15,308         504,399
                                                   -------------
                                                       1,578,935
                                                   -------------

PERSONAL PRODUCTS (0.0%)++
Oriflame Cosmetics S.A. (n)                  900          68,913
                                                   -------------


PHARMACEUTICALS (3.1%)
Allergan, Inc.                             5,440         306,653
Astellas Pharma, Inc.                      1,200          49,288
Bristol-Myers Squibb Co.                  40,701         894,201
GlaxoSmithKline PLC                       11,279         249,861
Johnson & Johnson                         15,147       1,016,212
Merck & Co., Inc.                         34,452       1,310,554
Novartis A.G. Registered                   4,827         245,128
Novo-Nordisk A/S Class B                   3,050         209,768
V  Pfizer, Inc.                          283,184       5,694,830
Roche Holding A.G.
  Genusscheine                               587          97,747
Sanofi-Aventis                             3,863         297,551
Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (m)                                  8,463         395,899
                                                   -------------
                                                      10,767,692
                                                   -------------

REAL ESTATE (0.1%)
Leopalace21 Corp.                         12,200         217,862
                                                   -------------


REAL ESTATE INVESTMENT TRUSTS (1.4%)
Annaly Capital Management,
  Inc. (d)                               120,735       2,023,519
CapitalSource, Inc. (d)                   16,709         234,761
Colonial Properties Trust                 30,562         740,517
Commonwealth Property Office
  Fund REIT                               21,331          28,254
GPT Group REIT                             8,533          26,956
Hospitality Properties Trust               1,257          40,387
ProLogis (d)                              18,084       1,132,239
Taubman Centers, Inc.                      8,783         497,733
UDR, Inc.                                 10,783         272,594
                                                   -------------
                                                       4,996,960
                                                   -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
Hang Lung Group, Ltd.                     13,000          70,063
Urban Corp.                               15,100          83,652
                                                   -------------
                                                         153,715
                                                   -------------

RETAIL (0.9%)
AutoZone, Inc. (j)                         4,706         568,250
CVS Caremark Corp.                        10,367         418,516
Gap, Inc. (The)                           41,916         780,476
Guess?, Inc.                               7,321         280,248
JB Hi-Fi, Ltd.                            22,440         191,828
McDonald's Corp.                           7,767         462,758
TJX Cos., Inc.                             8,267         266,363
                                                   -------------
                                                       2,968,439
                                                   -------------

ROAD & RAIL (0.2%)
CSX Corp.                                  6,291         396,018
Norfolk Southern Corp.                     5,851         348,603
                                                   -------------
                                                         744,621
                                                   -------------

SAVINGS & LOANS (0.2%)
New York Community Bancorp,
  Inc.                                    29,038         542,139
                                                   -------------


SEMICONDUCTORS (0.2%)
Intel Corp.                               17,419         387,747
Texas Instruments, Inc. (d)                6,043         176,214
                                                   -------------
                                                         563,961
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Applied Materials, Inc.                   21,123         394,155
                                                   -------------


SOFTWARE (0.7%)
Capcom Co., Ltd.                           1,200          36,199
Konami Corp.                               4,500         161,691
Mastercard, Inc. Class A (d)               1,848         514,040
Microsoft Corp.                           56,886       1,622,389
Nintendo Co., Ltd.                           200         110,840
                                                   -------------
                                                       2,445,159
                                                   -------------

SPECIALTY RETAIL (0.1%)
Home Depot, Inc. (The) (d)                 9,162         263,866
                                                   -------------


TELECOMMUNICATIONS (5.1%)
America Movil SAB de C.V.,
  Series L, ADR (m)                        4,024         233,231
V  AT&T, Inc.                            156,788       6,069,263
Belgacom S.A. (d)                          2,242         103,079
China Unicom, Ltd.                       106,000         228,594
Citizens Communications Co.              140,243       1,503,405
Embarq Corp. (d)                          17,756         738,117
FairPoint Communications,
  Inc.                                     2,799          25,779
France Telecom S.A.                       10,208         320,604
Hikari Tsushin, Inc.                       1,500          54,759
Nokia OYJ                                 14,721         443,126
QUALCOMM, Inc.                            23,074         996,566
Royal KPN N.V.                             2,164          39,554
Telefonaktiebolaget LM
  Ericsson Class B                         3,000           7,643
Telefonica S.A.                           16,881         489,712
V  Verizon Communications,
  Inc.                                   143,618       5,526,421



28    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Vodafone Group PLC                       183,620   $     580,775
Vodafone Group PLC, ADR(m)                 7,173         227,097
Windstream Corp.                          14,554         170,864
                                                   -------------
                                                      17,758,589
                                                   -------------

TEXTILES (0.2%)
Mohawk Industries, Inc.
  (d)(j)                                   6,800         518,092
                                                   -------------


TOBACCO (0.2%)
Loews Corp.--Carolina Group                8,521         559,574
                                                   -------------


TOYS, GAMES & HOBBIES (0.2%)
Hasbro, Inc.                              22,436         797,824
                                                   -------------


TRANSPORTATION (0.4%)
Central Japan Railway Co.                     25         244,694
East Japan Railway Co.                         7          55,909
Frontline, Ltd. (d)                       11,904         667,338
Neptune Orient Lines, Ltd.                39,000          92,199
Nippon Yusen KK                           22,000         214,909
Pacific Basin Shipping, Ltd.               3,000           5,510
                                                   -------------
                                                       1,280,559
                                                   -------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
NTT DoCoMo, Inc.                              11          16,272
                                                   -------------
Total Common Stocks
  (Cost $177,660,796)                                188,154,811
                                                   -------------



SHORT-TERM INVESTMENTS (9.6%)
----------------------------------------------------------------

INVESTMENT COMPANY (7.5%)
State Street Navigator
  Securities Lending Prime
  Portfolio (q)                       26,021,308      26,021,308
                                                   -------------
Total Investment Company
  (Cost $26,021,308)                                  26,021,308
                                                   -------------



                                       PRINCIPAL
                                          AMOUNT           VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (2.1%)
Federal Agricultural Mortgage
  Corp.
  (Discount Note)
  1.75%, due 5/1/08 (o)              $ 3,745,000   $   3,745,000
United States Treasury Bills
  1.214%, due 5/29/08 (o)                455,000         454,571
  1.32%, due 7/17/08 (o)               2,500,000       2,492,967
  1.348%, due 7/31/08 (o)(p)             755,000         752,443
                                                   -------------
                                                       3,699,981
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $7,445,596)                                    7,444,981
                                                   -------------
Total Short-Term Investments
  (Cost $33,466,904)                                  33,466,289
                                                   -------------
Total Investments
  (Cost $367,401,786)(s)                   107.0%    373,135,216

Liabilities in Excess of
  Cash and Other Assets                     (7.0)    (24,339,357)
                                           -----    ------------
                                                   -------------
Net Assets                                 100.0%  $ 348,795,859
                                           =====    ============

                                                   -------------





                            CONTRACTS         UNREALIZED
                                LONG    APPRECIATION (r)
FUTURES CONTRACTS (0.0%)++
--------------------------------------------------------

Standard & Poor's 500
  Index
    Mini June 2008                 46            $67,988
                                                 -------
Total Futures Contracts
  (Settlement Value
  $3,187,800)                                    $67,988
                                                 =======




++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment. The total
     market value of the securities at April
     30, 2008 is $2,506,267, which represents
     0.7% of the Fund's net assets.
(c)  Floating rate. Rate shown is the rate in
     effect at April 30, 2008.
(d)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $25,294,903; cash collateral of
     $26,021,308 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(e)  Illiquid security. The total market value
     of these securities at April 30, 2008 is
     $309,221, which represents 0.09% of the
     Fund's net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

(f)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional securities.
(g)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2008. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(h)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of the security at April 30, 2008 is $890,719, which represents 0.3% of the Fund's net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(j)  Non-income producing security.
(k)  FDR--Finnish Depositary Receipt.
(l)  Fair valued security. The total market
     value of the security at April 30, 2008
     is $35,821, which represents less than
     one tenth of a percent of the Fund's net assets.
(m)  ADR--American Depositary Receipt.
(n)  SDR--Special Drawing Right.
(o)  Interest rate presented is yield to
     maturity.
(p)  Represents a security, or a portion
     thereof, which is segregated, or
     partially segregated as collateral for
     futures contracts.
(q)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(r)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2008.
(s)  At April 30, 2008, cost is $368,082,318
     for federal income tax purposes and net
     unrealized appreciation is as follows:




Gross unrealized appreciation     $ 25,111,737
Gross unrealized depreciation      (20,058,839)
                                  ------------
Net unrealized appreciation       $  5,052,898
                                  ============






30    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $367,401,786)
  including $25,294,903 market
  value of securities loaned         $373,135,216
Cash                                    1,040,996
Cash denominated in foreign
  currencies
  (cost $456)                                 461
Receivables:
  Dividends and interest                2,167,644
  Investment securities sold            1,362,205
  Fund shares sold                        134,421
Other assets                               39,231
                                     ------------
     Total assets                     377,880,174
                                     ------------
LIABILITIES:
Securities lending collateral          26,021,308
Payables:
  Investment securities purchased       2,157,194
  Fund shares redeemed                    479,444
  Manager (See Note 3)                    147,511
  Transfer agent (See Note 3)             124,294
  NYLIFE Distributors (See Note 3)         46,223
  Shareholder communication                36,239
  Professional fees                        33,109
  Custodian                                17,186
  Variation margin on futures
     contracts                             12,465
  Directors                                 1,263
Accrued expenses                            8,079
                                     ------------
     Total liabilities                 29,084,315
                                     ------------
Net assets                           $348,795,859
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     26,742
Additional paid-in capital            351,624,608
                                     ------------
                                      351,651,350
Accumulated undistributed net
  investment income                     1,466,118
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions   (10,120,046)
Net unrealized appreciation on
  investments and futures contracts     5,801,418
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies        (2,981)
                                     ------------
Net assets                           $348,795,859
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 16,400,258
                                     ============
Shares of capital stock outstanding     1,261,426
                                     ============
Net asset value per share
  outstanding                        $      13.00
Maximum sales charge (5.50% of
  offering price)                            0.76
                                     ------------
Maximum offering price per share
  outstanding                        $      13.76
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 62,183,520
                                     ============
Shares of capital stock outstanding     4,784,595
                                     ============
Net asset value per share
  outstanding                        $      13.00
Maximum sales charge (5.50% of
  offering price)                            0.76
                                     ------------
Maximum offering price per share
  outstanding                        $      13.76
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 25,919,795
                                     ============
Shares of capital stock outstanding     2,019,409
                                     ============
Net asset value and offering price
  per share outstanding              $      12.84
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 10,731,076
                                     ============
Shares of capital stock outstanding       835,834
                                     ============
Net asset value and offering price
  per share outstanding              $      12.84
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $233,561,210
                                     ============
Shares of capital stock outstanding    17,840,770
                                     ============
Net asset value and offering price
  per share outstanding              $      13.09
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  5,053,569
  Dividends (a)                         3,064,035
  Income from securities
     loaned--net                          119,440
                                     ------------
     Total income                       8,237,044
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,159,187
  Transfer agent--Investor Class
     (See Note 3)                           6,236
  Transfer agent--Class A (See Note
     3)                                   114,653
  Transfer agent--Classes B and C
     (See Note 3)                          64,859
  Transfer agent--Class I (See Note
     3)                                   178,960
  Distribution/Service--Investor
     Class (See Note 3)                     3,373
  Distribution/Service--Class A
     (See Note 3)                         100,358
  Service--Class B (See Note 3)            34,349
  Service--Class C (See Note 3)            15,160
  Distribution--Class B (See Note
     3)                                   103,048
  Distribution--Class C (See Note
     3)                                    45,481
  Custodian                                65,947
  Professional fees                        40,281
  Shareholder communication                31,266
  Registration                             27,469
  Directors                                 7,388
  Miscellaneous                            19,961
                                     ------------
     Total expenses before waiver       2,017,976
  Expense waiver from Manager (See
     Note 3)                             (204,898)
                                     ------------
     Net expenses                       1,813,078
                                     ------------
Net investment income                   6,423,966
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Security transactions                (8,867,289)
  Futures transactions                   (562,097)
  Foreign currency transactions            (3,358)
                                     ------------
Net realized loss on investments,
  futures transactions and foreign
  currency transactions                (9,432,744)
                                     ------------
Net change in unrealized
  appreciation on:
  Security transactions               (24,219,925)
  Futures contracts                        61,125
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts            (3,101)
                                     ------------
Net change in unrealized
  appreciation on investments,
  futures contracts and foreign
  currency transactions               (24,161,901)
                                     ------------
Net realized and unrealized loss on
  investments futures contracts and
  foreign currency transactions       (33,594,645)
                                     ------------
Net decrease in net assets
  resulting from operations          $(27,170,679)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $29,107.



32    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  6,423,966   $ 15,074,663
 Net realized gain (loss) on
  investments, futures
  transactions and foreign
  currency transactions          (9,432,744)    20,443,603
 Net change in unrealized
  appreciation on
  investments, futures
  contracts and foreign
  currency transactions         (24,161,901)    (2,393,370)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (27,170,679)    33,124,896
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (1,587)            --
    Class A                      (1,529,714)    (3,350,302)
    Class B                        (398,975)      (985,606)
    Class C                        (174,540)      (417,091)
    Class I                      (4,467,587)   (10,713,239)
                               ---------------------------
                                 (6,572,403)   (15,466,238)
                               ---------------------------
 From net realized gain on
  investments:
    Class A                      (4,761,667)    (1,735,943)
    Class B                      (1,624,509)      (694,077)
    Class C                        (725,206)      (244,208)
    Class I                     (13,156,064)    (6,213,859)
                               ---------------------------
                                (20,267,446)    (8,888,087)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (26,839,849)   (24,354,325)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         27,883,166     85,607,366
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              25,951,174     23,606,251
 Cost of shares redeemed        (41,420,170)   (99,520,192)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          12,414,170      9,693,425
                               ---------------------------
    Net increase (decrease)
     in net assets              (41,596,358)    18,463,996

NET ASSETS:
Beginning of period             390,392,217    371,928,221
                               ---------------------------
End of period                  $348,795,859   $390,392,217
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  1,466,118   $  1,614,555
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               INVESTOR CLASS                                  CLASS A
                               --------------     ----------------------------------------------------------------
                                FEBRUARY 28,                                                            JANUARY 2,
                                   2008*          SIX MONTHS                                              2004*
                                   THROUGH           ENDED                                               THROUGH
                                  APRIL 30,        APRIL 30,          YEAR ENDED OCTOBER 31,           OCTOBER 31,

                               -----------------------------------------------------------------------------------
                                   2008**           2008**         2007        2006        2005            2004
Net asset value at
  beginning of period              $ 13.22          $ 15.04      $ 14.69     $ 13.42     $ 12.67         $ 12.17
                                   -------          -------      -------     -------     -------         -------
Net investment income                 0.07 (a)         0.24 (a)     0.56 (a)    0.46 (a)    0.18 (a)(b)     0.12
Net realized and
  unrealized gain (loss)
  on investments                     (0.10)           (1.24)        0.72        1.39        0.76            0.38
Net realized and
  unrealized gain on
  foreign currency
  transactions (c)                    0.00             0.00         0.00        0.00        0.00            0.00
                                   -------          -------      -------     -------     -------         -------
Total from investment
  operations                         (0.03)           (1.00)        1.28        1.85        0.94            0.50
                                   -------          -------      -------     -------     -------         -------
Less dividends and
  distributions:
  From net investment
     income                          (0.19)           (0.25)       (0.58)      (0.58)      (0.19)             --
  From net realized gain
     on investments                     --            (0.79)       (0.35)         --          --              --
                                   -------          -------      -------     -------     -------         -------
Total dividends and
  distributions                      (0.19)           (1.04)       (0.93)      (0.58)      (0.19)             --
                                   -------          -------      -------     -------     -------         -------
Net asset value at end of
  period                           $ 13.00          $ 13.00      $ 15.04     $ 14.69     $ 13.42         $ 12.67
                                   =======          =======      =======     =======     =======         =======
Total investment return
  (d)                                (0.22%)(e)       (6.94%)(e)    9.03%      14.13%       7.46%           4.11%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income               3.40%+           3.63%+       3.81%       3.28%       1.41%(b)        1.40%+
  Net expenses                        1.09%+           0.99%+       0.99%       1.05%       1.23%           1.02%+
  Expenses (before
     waiver/reimbursement)            1.49%+           1.29%+       1.27%       1.33%       1.31%           1.23%+
Portfolio turnover rate                 59%(f)           59%(f)      152%(f)     162%(f)     100%(f)          89%
Net assets at end of
  period (in 000's)                $16,400          $62,184      $92,506     $70,859     $74,169         $55,796




                                                                 CLASS C
                               --------------------------------------------------------------------------
                                                                                             DECEMBER 30,
                               SIX MONTHS                                                        2002*
                                  ENDED                                                         THROUGH
                                APRIL 30,               YEAR ENDED OCTOBER 31,                OCTOBER 31,

                               --------------------------------------------------------------------------
                                 2008**         2007       2006       2005         2004          2003
Net asset value at
  beginning of period            $ 14.87      $ 14.53     $13.22     $12.54       $11.86        $10.64
                                 -------      -------     ------     ------       ------        ------
Net investment income               0.19 (a)     0.45 (a)   0.35 (a)   0.08 (a)(b)  0.11          0.06 (a)
Net realized and
  unrealized gain (loss)
  on investments                   (1.23)        0.71       1.37       0.75         0.76          1.16
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions (c)                  0.00         0.00       0.00       0.00         0.00         (0.00)
                                 -------      -------     ------     ------       ------        ------
Total from investment
  operations                       (1.04)        1.16       1.72       0.83         0.87          1.22
                                 -------      -------     ------     ------       ------        ------
Less dividends and
  distributions:
From net investment income         (0.20)       (0.47)     (0.41)     (0.15)       (0.19)           --
  From net realized gain
     on investments                (0.79)       (0.35)        --         --           --            --
                                 -------      -------     ------     ------       ------        ------
Total dividends and
  distributions                    (0.99)       (0.82)     (0.41)     (0.15)       (0.19)           --
                                 -------      -------     ------     ------       ------        ------
Net asset value at end of
  period                         $ 12.84      $ 14.87     $14.53     $13.22       $12.54        $11.86
                                 =======      =======     ======     ======       ======        ======
Total investment return
  (d)                              (7.37%)(e)    8.33%     13.26%      6.68%        7.39%        11.47%(e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             2.86%+       3.06%      2.56%      0.65%(b)     0.65%         0.65%+
  Net expenses                      1.75%+       1.74%      1.80%      1.98%        1.77%         1.83%+
  Expenses (before
     waiver/reimbursement)          2.08%+       2.02%      2.07%      2.06%        1.98%         2.06%+
Portfolio turnover rate               59%(f)      152%(f)    162%(f)    100%(f)       89%          113%
Net assets at end of
  period (in 000's)              $10,731      $13,679     $9,250     $5,976       $3,218        $   46




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(e)  Total return is not annualized.
(f)  The portfolio turnover rates not including mortgage dollar rolls are 58%,
     150%, 157% and 76% for the six months ended April 30, 2008 and the years ended
     October 31, 2007, 2006 and 2005, respectively.
(g)  Due to expense cap structure change as noted in Note 3(A), Class I, was able to recoup expenses during the year ended October 31, 2007.





34    MainStay Income Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  CLASS B
      --------------------------------------------------------------
                                                          JANUARY 2,
      SIX MONTHS                                            2004*
         ENDED                                             THROUGH
       APRIL 30,          YEAR ENDED OCTOBER 31,         OCTOBER 31,

      --------------------------------------------------------------
        2008**         2007        2006        2005          2004
        $ 14.87      $ 14.53     $ 13.21     $ 12.54       $ 12.12
        -------      -------     -------     -------       -------
           0.19 (a)     0.45 (a)    0.34 (a)    0.08 (a)(b)   0.04
          (1.23)        0.71        1.39        0.74          0.38

           0.00         0.00        0.00        0.00          0.00
        -------      -------     -------     -------       -------
          (1.04)        1.16        1.73        0.82          0.42
        -------      -------     -------     -------       -------

          (0.20)       (0.47)      (0.41)      (0.15)           --
          (0.79)       (0.35)         --          --            --
        -------      -------     -------     -------       -------
          (0.99)       (0.82)      (0.41)      (0.15)           --
        -------      -------     -------     -------       -------
        $ 12.84      $ 14.87     $ 14.53     $ 13.21       $ 12.54
        =======      =======     =======     =======       =======
          (7.38%)(e)    8.26%      13.35%       6.60%         3.47%(e)

           2.86%+       3.07%       2.49%       0.65%(b)      0.65%+
           1.76%+       1.74%       1.81%       1.98%         1.77%+
           2.09%+       2.02%       2.08%       2.06%         1.98%+
             59%(f)      152%(f)     162%(f)     100%(f)        89%
        $25,920      $30,660     $28,664     $34,755       $20,087



                                        CLASS I
      ---------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                        YEAR ENDED OCTOBER 31,

      ---------------------------------------------------------------------------
        2008**         2007         2006         2005         2004         2003
       $  15.14      $  14.78     $  13.53     $  12.74     $  11.99     $  10.81
       --------      --------     --------     --------     --------     --------
           0.25 (a)      0.58 (a)     0.48 (a)     0.24 (a)b)   0.22         0.18 (a)
          (1.26)         0.72         1.41         0.74         0.78         1.22

           0.00          0.00         0.00         0.00         0.00        (0.00)
       --------      --------     --------     --------     --------     --------
          (1.01)         1.30         1.89         0.98         1.00         1.40
       --------      --------     --------     --------     --------     --------

          (0.25)        (0.59)       (0.64)       (0.19)       (0.25)       (0.22)
          (0.79)        (0.35)          --           --           --           --
       --------      --------     --------     --------     --------     --------
          (1.04)        (0.94)       (0.64)       (0.19)       (0.25)       (0.22)
       --------      --------     --------     --------     --------     --------
       $  13.09      $  15.14     $  14.78     $  13.53     $  12.74     $  11.99
       ========      ========     ========     ========     ========     ========
          (6.92%)(e)     9.13%       14.34%        7.76%        8.43%       13.17%

           3.72%+        3.92%        3.44%        1.75%(b)     1.59%        1.65%
           0.90%+        0.90%        0.90%        0.88%        0.83%        0.83%
           0.91%+        0.88%(g)     0.93%        0.96%        1.04%        1.06%
             59%(f)       152%(f)      162%(f)      100%(f)       89%         113%
       $233,561      $253,547     $263,155     $240,110     $234,256     $262,438





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Income Manager Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced on January 2, 1991. Class A shares and Class B shares commenced on January 2, 2004. Class C shares commenced on December 30, 2002. Investor Class share commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities and money market investments.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Loans are valued at the average of bid quotations obtained from a pricing service. The Company has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2008, 100% of total investments in loans were valued based on prices from such services.



36    MainStay Income Manager Fund

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $35,821, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.


                                                   mainstayinvestments.com    37

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

For real estate investment trusts ("REITs"), dividend income is recorded at REIT's management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain


38    MainStay Income Manager Fund
or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(K) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets. Effective May 1, 2008, this fee will change to the following: 0.65% on assets up to $1 billion and 0.625% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.09%; Class A, 0.99%; Class B, 1.84%; Class C, 1.84%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $1,159,187 and waived its fees in the amount of $204,898.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                OCTOBER 31,
 2008*      2009        2010        2011        TOTAL
$1,664    $362,231    $306,648    $204,898    $875,441
------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the

                                                   mainstayinvestments.com    39

Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 0.99%; Class B, 1.74%; Class C, 1.74%; and Class I, 0.90%. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,438 and $15,434, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $644, $21,637 and $2,026, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $364,708.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                  $    24,944     0.2%
---------------------------------------------------
Class A                               1,295     0.0*
---------------------------------------------------
Class B                               1,253     0.0*
---------------------------------------------------
Class C                               1,451     0.0*
---------------------------------------------------
Class I                          82,302,588    35.2
---------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $8,934.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                         2007
Distributions paid from:
  Ordinary Income                    $15,123,838
  Long-Term Capital Gains              9,230,487
------------------------------------------------
                                     $24,354,325
------------------------------------------------



NOTE 5--FOREIGN CURRENCY TRANSACTIONS:

Foreign Currency held at April 30, 2008:

                 CURRENCY          COST     VALUE

Pound Sterling           L232       $456     $461
--------------------------------------------------






40    MainStay Income Manager Fund

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of U.S. Government securities were $47,252 and $48,955, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $162,486 and $166,718, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT

Period ended April 30,
  2008*:
Shares sold                       24,546   $    316,961
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  125          1,587
Shares redeemed                  (39,183)      (505,086)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (14,512)      (186,538)
Shares converted from Class
  A (See Note 1)               1,269,684     16,023,416
Shares converted from Class
  B (See Note 1)                   6,254         80,117
                              -------------------------
Net increase                   1,261,426   $ 15,916,995
                              =========================

* Investor Class shares were first offered on February
  28, 2008.


 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      410,455   $  5,540,587
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              423,041      5,810,927
Shares redeemed                 (980,316)   (13,119,617)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (146,820)    (1,768,103)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (1,269,684)   (16,023,416)
Shares converted from Class
  B (See Note 1)                  51,860        691,421
                              -------------------------
Net decrease                  (1,364,644)  $(17,100,098)
                              =========================
Year ended October 31, 2007:
Shares sold                    1,975,728   $ 29,213,127
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              319,711      4,685,387
Shares redeemed               (1,091,399)   (16,135,308)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,204,040     17,763,206
Shares converted from Class
  B (See Note 1)                 120,696      1,772,624
                              -------------------------
Net increase                   1,324,736   $ 19,535,830
                              =========================


 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      142,757   $  1,893,278
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              138,948      1,888,757
Shares redeemed                 (265,502)    (3,477,108)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      16,203        304,927
Shares reacquired upon
  conversion into Class A
  (See Note 1)                   (52,531)      (691,421)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)              (6,338)       (80,117)
                              -------------------------
Net decrease                     (42,666)  $   (466,611)
                              =========================
Year ended October 31, 2007:
Shares sold                      467,043   $  6,828,430
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              107,835      1,562,323
Shares redeemed                 (363,810)    (5,322,886)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     211,068      3,067,867
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (121,954)    (1,772,624)
                              -------------------------
Net increase                      89,114   $  1,295,243
                              =========================




                                                   mainstayinvestments.com    41

 CLASS C                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      106,729   $  1,409,544
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               46,199        628,472
Shares redeemed                 (236,710)    (3,064,552)
                              -------------------------
Net decrease                     (83,782)  $ (1,026,536)
                              =========================
Year ended October 31, 2007:
Shares sold                      488,091   $  7,133,474
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               31,166        451,698
Shares redeemed                 (236,108)    (3,461,049)
                              -------------------------
Net increase                     283,149   $  4,124,123
                              =========================


 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,388,703   $ 18,722,796
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,274,906     17,621,431
Shares redeemed               (1,565,008)   (21,253,807)
                              -------------------------
Net increase                   1,098,601   $ 15,090,420
                              =========================
Year ended October 31, 2007:
Shares sold                    2,847,093   $ 42,432,335
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,146,498     16,906,843
Shares redeemed               (5,058,002)   (74,600,949)
                              -------------------------
Net decrease                  (1,064,411)  $(15,261,771)
                              =========================



NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



42    MainStay Income Manager Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Income Manager Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Amended and Restated Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has

                                                   mainstayinvestments.com    43
been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio management team, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE INCOME MANAGER FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship


44    MainStay Income Manager Fund
with the Fund. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fee and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.


                                                   mainstayinvestments.com    45

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



46    MainStay Income Manager Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO13131    (RECYCLE LOGO)                        MS156-08    MSIM10-06/08
                                                                          B6

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY CONSERVATIVE ALLOCATION FUND

                 MAINSTAY GROWTH ALLOCATION FUND

                 MAINSTAY MODERATE ALLOCATION FUND

                 MAINSTAY MODERATE GROWTH ALLOCATION FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT

Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ Stephen P. Fisher


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY CONSERVATIVE ALLOCATION FUND

                 MAINSTAY GROWTH ALLOCATION FUND

                 MAINSTAY MODERATE ALLOCATION FUND

                 MAINSTAY MODERATE GROWTH ALLOCATION FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

MAINSTAY CONSERVATIVE ALLOCATION FUND       5
---------------------------------------------


MAINSTAY GROWTH ALLOCATION FUND            18
---------------------------------------------


MAINSTAY MODERATE ALLOCATION FUND          30
---------------------------------------------


MAINSTAY MODERATE GROWTH ALLOCATION FUND   44
---------------------------------------------


NOTES TO FINANCIAL STATEMENTS              58
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AGREEMENT                       69
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        73
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       73

MAINSTAY CONSERVATIVE ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -7.51%   -3.22%      4.43%
Excluding sales charges     -2.13     2.42       6.37




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -7.51%   -3.22%      4.43%
Excluding sales charges     -2.13     2.42       6.37




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -7.24%   -3.23%      4.99%
Excluding sales charges     -2.55     1.63       5.58




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      SINCE
TOTAL RETURNS              MONTHS    YEAR    INCEPTION
------------------------------------------------------
With sales charges          -3.41%   0.74%      5.61%
Excluding sales charges     -2.47    1.72       5.61




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      SINCE
TOTAL RETURNS     MONTHS    YEAR    INCEPTION
---------------------------------------------
                   -1.99%   2.69%      6.77%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                                 SIX      ONE       SINCE
                                                                     MONTHS     YEAR    INCEPTION
-------------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                                   -9.64%   -4.68%      7.49%
MSCI EAFE(R) Index(3)                                                 -9.21    -1.78      15.38
Lehman Brothers(R) Aggregate Bond Index(4)                             4.08     6.87       5.20
Average Lipper mixed-asset target allocation conservative fund(5)     -2.30     0.46       4.72



   reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (April 4, 2005) through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.




6    MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,012.60        $0.85          $1,007.62         $ 0.85
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  978.70        $2.41          $1,022.43         $ 2.46
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  974.50        $6.14          $1,018.65         $ 6.27
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  975.30        $6.14          $1,018.65         $ 6.27
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  980.10        $1.18          $1,023.67         $1.21
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.49% for Class A, 1.25% for Class B and Class C and 0.24% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.51 and the ending account value would have been $1,022.38.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

                             (COMPOSITION PIE CHART)


See Portfolio of Investments on page 12 for specific holdings within these categories.



8    MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY CONSERVATIVE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Conservative Allocation Fund returned -2.13% for Investor Class Shares,(1) -2.13% for Class A shares, -2.55% for Class B shares and -2.47% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -1.99%. Investor Class shares, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the -2.30% return of the average Lipper(2) mixed-asset target allocation conservative fund. All share classes outperformed the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG THE UNDERLYING EQUITY FUNDS?

The Fund generally seeks Underlying Equity Funds that have a track record of capable management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S EQUITY ALLOCATIONS DURING THE REPORTING PERIOD?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Although all of the Underlying Equity Funds in which the Fund invested generated negative returns for the reporting period, the best-performing Underlying Equity Funds in which the Fund invested were MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund. The worst-performing Underlying Equity Funds owned by the Fund were MainStay 130/30 International Fund and MainStay ICAP Select Equity Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the reporting period, U.S. economic growth was sluggish and the Federal Open Market Committee aggressively lowered the federal funds target rate, which led to lower interest rates in the U.S. Treasury market, a steeper yield curve and higher prices. Among mortgage-backed securities and corporate bonds, concerns about the subprime-mortgage crisis, the weak housing market, and the deleveraging of financial institutions caused spreads(4) to widen as yields declined. During the reporting period, U.S. Treasury securities outperformed all other fixed-income asset classes.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are more difficult to identify and exploit with fixed-income instruments than with equities, and our efforts to tactically manage allocations are therefore focused on the equity portion of the Fund. A strategic blend of Underlying Fixed Income Funds similar to the bond component of the Conservative Allocation Benchmark was established at the inception of the Fund and has been maintained, with only minor alterations, ever since.

At the very end of the reporting period, a significant portion of the Fund's position in MainStay High Yield Corporate Bond Fund was redirected to MainStay

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc
3. See footnote on page 6 for more information on the S&P 500 Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 11 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                    mainstayinvestments.com    9

130/30 High Yield Fund. This was done to diversify the Fund across management styles and strategies.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The best-performing Underlying Fixed Income Funds in which the Fund invested were MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund. MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund were the worst-performing Underlying Fixed Income Funds owned by the Fund.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Conservative Allocation Fund

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.



                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                      SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (99.2%)+
------------------------------------------------------------

EQUITY FUNDS (39.5%)
MainStay 130/30 Core
  Fund Class I                       173,023   $   1,500,110
MainStay 130/30 International
  Fund Class I                        90,551         805,903
MainStay Common Stock
  Fund Class I                       936,868      12,450,974
MainStay Growth Equity
  Fund Class I                       395,022       4,767,918
MainStay ICAP Equity
  Fund Class I                       284,255      11,247,974
MainStay ICAP International
  Fund Class I                       119,067       4,412,637
MainStay ICAP Select Equity
  Fund Class I                       303,260      11,217,590
MainStay International Equity
  Fund Class I                       189,860       2,846,002
MainStay Large Cap Growth
  Fund Class I (a)                 1,767,428      12,301,298
MainStay Large Cap Opportunity
  Fund Class I                       340,739       3,093,912
                                               -------------
                                                  64,644,318
                                               -------------

FIXED INCOME FUNDS (59.7%)
MainStay 130/30 High Yield
  Fund Class I (b)                   736,023       7,301,352
MainStay Floating Rate
  Fund Class I (b)                 1,331,964      12,227,427
MainStay High Yield Corporate
  Bond
  Fund Class I                       815,573       4,885,280
MainStay Indexed Bond
  Fund Class I (b)                 5,664,607      61,800,857
MainStay Intermediate Term
  Bond
  Fund Class I (b)                 1,169,957      11,524,073
                                               -------------
                                                  97,738,989
                                               -------------
Total Affiliated Investment
  Companies
  (Cost $163,910,274) (c)               99.2%    162,383,307
Cash and Other Assets,
  Less Liabilities                       0.8       1,309,288
                                       -----    ------------
Net Assets                             100.0%  $ 163,692,595
                                       =====    ============





+    Percentages indicated are based on Fund net
     assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund Share
     Class.
(c)  At April 30, 2008, cost is $163,967,250 for
     federal income tax purposes and net unrealized
     depreciation is as follows:
          Gross unrealized appreciation   $ 2,603,385
          Gross unrealized depreciation    (4,187,328)
                                          -----------
          Net unrealized depreciation     $(1,583,943)
                                          ===========






12    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $163,910,274)                 $162,383,307
Cash                                      201,329
Receivables:
  Fund shares sold                      1,584,520
  Manager                                   3,805
Other assets                               57,299
                                     ------------
     Total assets                     164,230,260
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    214,865
  Investment securities purchased         201,330
  NYLIFE Distributors (See Note 3)         62,017
  Transfer agent (See Note 3)              31,142
  Professional fees                        18,052
  Custodian                                 5,514
  Shareholder communication                 1,873
Accrued expenses                            2,872
                                     ------------
     Total liabilities                    537,665
                                     ------------
Net assets                           $163,692,595
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     15,240
Additional paid-in capital            162,641,175
                                     ------------
                                      162,656,415
Accumulated distributions in excess
  of net investment income               (877,068)
Accumulated undistributed net
  realized gain on investments          3,440,215
Net unrealized depreciation on
  investments                          (1,526,967)
                                     ------------
Net assets                           $163,692,595
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 12,842,665
                                     ============
Shares of capital stock outstanding     1,194,306
                                     ============
Net asset value per share
  outstanding                        $      10.75
Maximum sales charge (5.50% of
  offering price)                            0.63
                                     ------------
Maximum offering price per share
  outstanding                        $      11.38
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 99,666,424
                                     ============
Shares of capital stock outstanding     9,270,726
                                     ============
Net asset value per share
  outstanding                        $      10.75
Maximum sales charge (5.50% of
  offering price)                            0.63
                                     ------------
Maximum offering price per share
  outstanding                        $      11.38
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 26,225,822
                                     ============
Shares of capital stock outstanding     2,447,555
                                     ============
Net asset value and offering price
  per share outstanding              $      10.72
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 23,572,180
                                     ============
Shares of capital stock outstanding     2,199,727
                                     ============
Net asset value and offering price
  per share outstanding              $      10.72
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,385,504
                                     ============
Shares of capital stock outstanding       128,172
                                     ============
Net asset value and offering price
  per share outstanding              $      10.81
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies  $ 2,451,745
                                      -----------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                     2,589
  Distribution/Service--Class A (See
     Note 3)                              112,560
  Service--Class B (See Note 3)            28,436
  Service--Class C (See Note 3)            25,705
  Distribution--Class B (See Note 3)       85,308
  Distribution--Class C (See Note 3)       77,116
  Transfer agent--Investor Class
     (See Note 3)                           1,988
  Transfer agent--Class A (See Note
     3)                                    54,705
  Transfer agent--Classes B and C
     (See Note 3)                          31,600
  Transfer agent--Class I (See Note
     3)                                     1,415
  Registration                             47,724
  Professional fees                        16,443
  Shareholder communication                 8,988
  Custodian                                 7,077
  Directors                                 2,325
  Miscellaneous                             5,764
                                      -----------
     Total expenses before
       reimbursement                      509,743
  Expense reimbursement from Manager
     (See Note 3)                          (9,989)
                                      -----------
     Net expenses                         499,754
                                      -----------
Net investment income                   1,951,991
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                         259,697
Capital gain distributions from
  affiliated investment companies       3,229,207
                                      -----------
Net realized gain on investments
  from affiliated investment
  companies                             3,488,904
                                      -----------
Net change in unrealized
  appreciation on investments          (7,772,355)
                                      -----------
Net realized and unrealized loss on
  investments                          (4,283,451)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(2,331,460)
                                      ===========






14    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  1,951,991   $  2,563,292
 Net realized gain on
  investments                     3,488,904      1,573,127
 Net change in unrealized
  appreciation on investments    (7,772,355)     4,645,180
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (2,331,460)     8,781,599
                               ---------------------------

Dividends and distributions to
 shareholders:
  From net investment income:
    Investor Class                   (6,356)            --
    Class A                      (2,790,941)    (1,156,186)
    Class B                        (586,173)      (255,982)
    Class C                        (527,303)      (174,163)
    Class I                         (43,162)       (18,167)
                               ---------------------------
                                 (3,953,935)    (1,604,498)
                               ---------------------------
  From net realized gain on investments:
    Class A                        (947,218)      (719,822)
    Class B                        (242,295)      (225,249)
    Class C                        (215,997)      (140,242)
    Class I                         (14,602)        (9,585)
                               ---------------------------
                                 (1,420,112)    (1,094,898)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (5,374,047)    (2,699,396)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         62,679,918     64,077,604
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               4,866,091      2,472,251
 Cost of shares redeemed        (15,822,340)   (15,945,361)
                               ---------------------------
     Increase in net assets
       derived from capital
       share transactions        51,723,669     50,604,494
                               ---------------------------
     Net increase in net
       assets                    44,018,162     56,686,697

NET ASSETS:
Beginning of period             119,674,433     62,987,736
                               ---------------------------
End of period                  $163,692,595   $119,674,433
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period              $   (877,068)  $  1,124,876
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR
                                                        CLASS                                 CLASS A
                                                    ------------     ---------------------------------------------------------
                                                    FEBRUARY 28,                                                    APRIL 4,
                                                        2008*        SIX MONTHS                                       2005*
                                                       THROUGH          ENDED                                        THROUGH
                                                      APRIL 30,       APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

                                                    --------------------------------------------------------------------------
                                                       2008**          2008**          2007           2006            2005
Net asset value at beginning of period                 $ 10.69         $ 11.47        $ 10.80        $ 10.21         $ 10.00
                                                       -------         -------        -------        -------         -------
Net investment income (a)                                 0.05            0.17           0.34           0.28            0.14
Net realized and unrealized gain (loss) on
  investments                                             0.08           (0.41)          0.73           0.65            0.11 (b)
                                                       -------         -------        -------        -------         -------
Total from investment operations                          0.13           (0.24)          1.07           0.93            0.25
                                                       -------         -------        -------        -------         -------
Less dividends and distributions:
  From net investment income                             (0.07)          (0.35)         (0.23)         (0.34)          (0.04)
  From net realized gain on investments                     --           (0.13)         (0.17)         (0.00)(c)          --
                                                       -------         -------        -------        -------         -------
Total dividends and distributions                        (0.07)          (0.48)         (0.40)         (0.34)          (0.04)
                                                       -------         -------        -------        -------         -------
Net asset value at end of period                       $ 10.75         $ 10.75        $ 11.47        $ 10.80         $ 10.21
                                                       =======         =======        =======        =======         =======
Total investment return (d)                               1.26%(e)       (2.13%)(e)     10.22%          9.36%           2.49%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   2.56%+          3.12% +        3.12%          2.71%           2.43%+
  Net expenses (f)                                        0.50%+          0.49% +        0.48%          0.53%           0.60%+
  Expenses (before reimbursement) (f)                     0.57%+          0.50% +        0.48%          0.61%           1.55%+
Portfolio turnover rate                                     10%             10%            10%            33%              3%
Net assets at end of period (in 000's)                 $12,843         $99,666        $80,018        $40,889         $13,350
                                                                             CLASS B
                                                    ---------------------------------------------------------
                                                                                                   APRIL 4,
                                                    SIX MONTHS                                       2005*
                                                       ENDED                                        THROUGH
                                                     APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

                                                    ---------------------------------------------------------
                                                      2008**          2007           2006            2005
Net asset value at beginning of period                $ 11.42        $ 10.78        $ 10.18         $10.00
                                                      -------        -------        -------         ------
Net investment income (a)                                0.12           0.26           0.22           0.10
Net realized and unrealized gain (loss) on
  investments                                           (0.40)          0.73           0.65           0.10 (b)
                                                      -------        -------        -------         ------
Total from investment operations                        (0.28)          0.99           0.87           0.20
                                                      -------        -------        -------         ------
Less dividends and distributions:
  From net investment income                            (0.29)         (0.18)         (0.27)         (0.02)
  From net realized gain on investments                 (0.13)         (0.17)         (0.00)(c)         --
                                                      -------        -------        -------         ------
Total dividends and distributions                       (0.42)         (0.35)         (0.27)         (0.02)
                                                      -------        -------        -------         ------
Net asset value at end of period                      $ 10.72        $ 11.42        $ 10.78         $10.18
                                                      =======        =======        =======         ======
Total investment return (d)                             (2.55%)(e)      9.37%          8.67%          2.02%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  2.31% +        2.38%          2.07%          1.68%+
  Net expenses (f)                                       1.25% +        1.23%          1.28%          1.35%+
  Expenses (before reimbursement) (f)                    1.27% +        1.23%          1.36%          2.30%+
Portfolio turnover rate                                    10%            10%            33%             3%
Net assets at end of period (in 000's)                $26,226        $20,919        $13,426         $9,100




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests.  Such indirect expenses are not included in the above reported expense ratios.





16    MainStay Conservative Allocation Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          CLASS C                                          CLASS I
      ----------------------------------------------    ---------------------------------------------
                                           APRIL 4,                                         APRIL 4,
      SIX MONTHS                            2005*       SIX MONTHS                           2005*
         ENDED          YEAR ENDED         THROUGH         ENDED         YEAR ENDED         THROUGH
       APRIL 30,       OCTOBER 31,       OCTOBER 31,     APRIL 30,       OCTOBER 31,      OCTOBER 31,

      -----------------------------------------------------------------------------------------------
        2008**        2007      2006         2005         2008**       2007      2006         2005
        $ 11.42     $ 10.78    $10.18       $10.00        $11.54      $10.85    $10.21       $10.00
        -------     -------    ------       ------        ------      ------    ------       ------
           0.12        0.26      0.21         0.10          0.18        0.36      0.33         0.15

          (0.40)       0.73      0.66         0.10 (b)     (0.42)       0.75      0.68         0.11 (b)
        -------     -------    ------       ------        ------      ------    ------       ------
          (0.28)       0.99      0.87         0.20         (0.24)       1.11      1.01         0.26
        -------     -------    ------       ------        ------      ------    ------       ------

          (0.29)      (0.18)    (0.27)       (0.02)        (0.36)      (0.25)    (0.37)       (0.05)
          (0.13)      (0.17)    (0.00)(c)       --         (0.13)      (0.17)    (0.00)(c)       --
        -------     -------    ------       ------        ------      ------    ------       ------
          (0.42)      (0.35)    (0.27)       (0.02)        (0.49)      (0.42)    (0.37)       (0.05)
        -------     -------    ------       ------        ------      ------    ------       ------
        $ 10.72     $ 11.42    $10.78       $10.18        $10.81      $11.54    $10.85       $10.21
        =======     =======    ======       ======        ======      ======    ======       ======
          (2.47%)(e)   9.37%     8.67%        2.02%(e)     (1.99%)(e)  10.47%    10.13%        2.57%(e)

           2.31% +     2.38%     2.02%        1.68%+        3.37% +     3.30%     3.15%        2.78%+
           1.25% +     1.23%     1.28%        1.35%+        0.24% +     0.25%     0.25%        0.25%+
           1.27% +     1.23%     1.36%        2.30%+        0.35% +     0.35%     0.33%        1.20%+
             10%         10%       33%           3%           10%         10%       33%           3%
        $23,572     $17,628    $8,066       $2,900        $1,386      $1,108    $  607       $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   17

MAINSTAY GROWTH ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -13.99%   -6.82%      7.44%
Excluding sales charges     -8.98    -1.40       9.44




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -14.06%   -6.90%      7.41%
Excluding sales charges     -9.06    -1.48       9.41




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -13.69%   -6.89%      8.03%
Excluding sales charges     -9.36    -2.22       8.59




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations,

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay Growth Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -10.21%   -3.14%      8.64%
Excluding sales charges     -9.34    -2.21       8.64





                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE       SINCE
TOTAL RETURNS     MONTHS     YEAR    INCEPTION
----------------------------------------------
                  -8.93%    -1.26%      9.84%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                     SIX      ONE       SINCE
                                         MONTHS     YEAR    INCEPTION
---------------------------------------------------------------------
S&P 500(R) Index(2)                       -9.64%   -4.68%      7.49%
MSCI EAFE(R) Index(3)                     -9.21    -1.78      15.38
Average Lipper multi-cap core fund(4)    -10.27    -4.53       7.31



   without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (April 4, 2005) through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,018.80        $0.85          $1,007.62         $0.85
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00       $  909.40        $2.37          $1,022.38         $2.51
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                  $1,000.00       $  906.40        $5.92          $1,018.65         $6.27
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                  $1,000.00       $  906.60        $5.93          $1,018.65         $6.27
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00       $  910.70        $1.19          $1,023.62         $1.26
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Investor Class, 0.50% for Class A, 1.25% for Class B and Class C and 0.25% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for classes A, B, C, and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.51 and the ending account value would have been $1,022.38.
3. Investor Class shares commenced operations on February 28, 2008.



20    MainStay Growth Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

                             (COMPOSITION PIE CHART)


* Less than one-tenth of a percent.

See Portfolio Investments on page 24 for specific holdings within these categories.


                                                   mainstayinvestments.com    21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Growth Allocation Fund returned -8.98% for Investor Class shares,(1) -9.06% for Class A shares, -9.36% for Class B shares and -9.34% for Class C shares for the six months ended April 30, 2008. For the same period, the Fund's Class I shares returned -8.93%. All share classes outperformed the -10.27% return of the average Lipper(2) multi-cap core fund and the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 18 and 19 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING FUNDS DURING THE REPORTING PERIOD?

The Fund generally seeks Underlying Funds that have a track record of capable management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.


WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING
FUNDS?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

We also established a new position in MainStay 130/30 International Fund. This was done to diversify the Fund's portfolio across manager styles and strategies, enhance its bias toward large capitalization companies and reduce the value tilt generated by the Fund's investment in MainStay International Equity Fund.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Although all of the Underlying Equity Funds in which the Fund invested generated negative returns for the reporting period, the best-performing Underlying Equity Funds in which the Fund invested were MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund. The worst-performing Underlying Equity Funds owned by the Fund were MainStay 130/30 International Fund and MainStay ICAP Select Equity Fund.



1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 19 for more information on Lipper Inc.
3. See footnote on page 19 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE ON PAGE 23 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


22    MainStay Growth Allocation Fund

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds, and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.



                                                   mainstayinvestments.com    23

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                    SHARES            VALUE
AFFILIATED INVESTMENT COMPANIES (100.0%)+
-----------------------------------------------------------

EQUITY FUNDS (100.0%)
MainStay 130/30 Core
  Fund Class I (a)                  343,423   $   2,977,477
MainStay 130/30 International
  Fund Class I (a)                  472,086       4,201,562
MainStay Capital Appreciation
  Fund Class I (a)                   76,940       2,493,619
MainStay Common Stock
  Fund Class I (a)                3,325,899      44,201,200
MainStay Growth Equity
  Fund Class I (a)                1,476,005      17,815,375
MainStay ICAP Equity
  Fund Class I                      551,126      21,808,065
MainStay ICAP International
  Fund Class I                      623,313      23,099,965
MainStay ICAP Select Equity
  Fund Class I                      587,890      21,746,048
MainStay International Equity
  Fund Class I                      990,812      14,852,268
MainStay Large Cap Growth
  Fund Class I (b)                5,419,511      37,719,797
MainStay Large Cap
  Opportunity
  Fund Class I (a)                  835,960       7,590,517
MainStay MAP
  Fund Class I                       12,916         439,418
MainStay S&P 500 Index
  Fund Class I                      325,018      10,426,581
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $215,871,707) (c)             100.0%    209,371,892
Liabilities in Excess of
  Cash and Other Assets                 0.0++        (8,860)
                                      -----    ------------
Net Assets                            100.0%  $ 209,363,032
                                      =====    ============





+    Percentages indicated are based on Fund net
     assets.
++   Less than one-tenth of a percent.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund Share
     Class.
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2008, cost is $215,873,108 for
     federal income tax purposes and net unrealized
     depreciation is as follows:
          Gross unrealized
     appreciation                        $  5,021,946
          Gross unrealized
     depreciation                         (11,523,162)
                                         ------------
          Net unrealized depreciation    $ (6,501,216)
                                         ============






24    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $215,871,707)                 $209,371,892
Cash                                      148,402
Receivables:
  Fund shares sold                        270,630
  Manager                                  23,017
Other assets                               54,009
                                     ------------
     Total assets                     209,867,950
                                     ------------
LIABILITIES:
Payables:
  Investment securities purchased         148,398
  Fund shares redeemed                    140,198
  Transfer agent (See Note 3)              92,421
  NYLIFE Distributors (See Note 3)         86,688
  Professional fees                        21,682
  Custodian                                 6,576
  Shareholder communication                 5,315
  Directors                                   190
Accrued expenses                            3,450
                                     ------------
     Total liabilities                    504,918
                                     ------------
Net assets                           $209,363,032
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     17,690
Additional paid-in capital            208,086,290
                                     ------------
                                      208,103,980
Accumulated distributions in excess
  of net investment income             (3,777,090)
Accumulated undistributed net
  realized gain on investments         11,535,957
Net unrealized depreciation on
  investments                          (6,499,815)
                                     ------------
Net assets                           $209,363,032
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 35,980,863
                                     ============
Shares of capital stock outstanding     3,024,643
                                     ============
Net asset value per share
  outstanding                        $      11.90
Maximum sales charge (5.50% of
  offering price)                            0.69
                                     ------------
Maximum offering price per share
  outstanding                        $      12.59
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 96,647,378
                                     ============
Shares of capital stock outstanding     8,127,185
                                     ============
Net asset value per share
  outstanding                        $      11.89
Maximum sales charge (5.50% of
  offering price)                            0.69
                                     ------------
Maximum offering price per share
  outstanding                        $      12.58
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 62,569,857
                                     ============
Shares of capital stock outstanding     5,334,343
                                     ============
Net asset value and offering price
  per share outstanding              $      11.73
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 12,989,885
                                     ============
Shares of capital stock outstanding     1,105,788
                                     ============
Net asset value and offering price
  per share outstanding              $      11.75
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  1,175,049
                                     ============
Shares of capital stock outstanding        97,943
                                     ============
Net asset value and offering price
  per share outstanding              $      12.00
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              25

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  1,180,297
                                     ------------
EXPENSES:
  Distribution--Class B (See Note
     3)                                   216,998
  Distribution--Class C (See Note
     3)                                    48,217
  Transfer agent--Investor Class
     (See Note 3)                           9,675
  Transfer agent--Class A (See Note
     3)                                   142,368
  Transfer agent--Classes B and C
     (See Note 3)                         100,031
  Transfer agent--Class I (See Note
     3)                                       573
  Distribution/Service--Investor
     Class (See Note 3)                     7,152
  Distribution/Service--Class A
     (See Note 3)                         138,113
  Service--Class B (See Note 3)            72,333
  Service--Class C (See Note 3)            16,072
  Registration                             35,959
  Professional fees                        20,382
  Shareholder communication                14,273
  Custodian                                 6,792
  Directors                                 3,597
  Miscellaneous                             8,163
                                     ------------
     Total expenses before
       reimbursement                      840,698
Expense reimbursement from Manager
  (See Note 3)                           (109,583)
                                     ------------
     Net expenses                         731,115
                                     ------------
Net investment income                     449,182
                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                       1,382,224
Capital gain distributions from
  affiliated investment companies      10,634,078
                                     ------------
Net realized gain from affiliated
  investment company                   12,016,302
                                     ------------
Net change in unrealized
  appreciation on investments         (29,767,045)
                                     ------------
Net realized and unrealized loss on
  investments                         (17,750,743)
                                     ------------
Net decrease in net assets
  resulting from operations          $(17,301,561)
                                     ============






26    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $    449,182   $    168,902
 Net realized gain on
  investments                    12,016,302      5,547,386
 Net change in unrealized
  appreciation on investments   (29,767,045)    18,330,015
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (17,301,561)    24,046,303
                               ---------------------------

Dividends and distributions to
 shareholders:
  From net investment income:
    Class A                      (2,835,824)      (707,447)
    Class B                      (1,122,524)      (329,298)
    Class C                        (255,053)       (93,014)
    Class I                         (12,871)          (209)
                               ---------------------------
                                 (4,226,272)    (1,129,968)
                               ---------------------------
  From net realized gain on investments:
    Class A                      (2,967,230)    (1,597,910)
    Class B                      (1,569,895)      (850,949)
    Class C                        (355,385)      (246,518)
    Class I                         (12,430)          (448)
                               ---------------------------
                                 (4,904,940)    (2,695,825)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                   (9,131,212)    (3,825,793)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         56,993,521     95,341,640
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               8,795,815      3,617,723
 Cost of shares redeemed        (19,793,197)   (20,303,514)
                               ---------------------------
     Increase in net assets
       derived from capital
       share transactions        45,996,139     78,655,849
                               ---------------------------
     Net increase in net
       assets                    19,563,366     98,876,359

NET ASSETS:
Beginning of period             189,799,666     90,923,307
                               ---------------------------
End of period                  $209,363,032   $189,799,666
                               ===========================
Accumulated distributions in
 excess of net investment
 income                        $ (3,777,090)  $         --
                               ===========================





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR
                                                        CLASS                                 CLASS A
                                                    ------------     ---------------------------------------------------------
                                                    FEBRUARY 28,                                                    APRIL 4,
                                                        2008*        SIX MONTHS                                       2005*
                                                       THROUGH          ENDED                                        THROUGH
                                                      APRIL 30,       APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

                                                    --------------------------------------------------------------------------
                                                       2008**          2008**          2007           2006            2005
Net asset value at beginning of period                 $ 11.68         $ 13.78       $  12.08        $ 10.51         $ 10.00
                                                       -------         -------       --------        -------         -------
Net investment income (loss) (a)                         (0.01)           0.05           0.05          (0.03)          (0.04)
Net realized and unrealized gain (loss) on
  investments                                             0.23           (1.28)          2.11           1.74            0.55 (b)
                                                       -------         -------       --------        -------         -------
Total from investment operations                          0.22           (1.23)          2.16           1.71            0.51
                                                       -------         -------       --------        -------         -------
Less dividends and distributions:
  From net investment income                                --           (0.32)         (0.14)         (0.09)             --
  From net realized gain on investments                     --           (0.34)         (0.32)         (0.05)             --
                                                       -------         -------       --------        -------         -------
Total dividends and distributions                           --           (0.66)         (0.46)         (0.14)             --
                                                       -------         -------       --------        -------         -------
Net asset value at end of period                       $ 11.90         $ 11.89       $  13.78        $ 12.08         $ 10.51
                                                       =======         =======       ========        =======         =======
Total investment return (c)                               1.88%(d)       (9.06%)(d)     18.42%         16.49%           5.10%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                           (0.47%)+         0.81% +        0.41%         (0.25%)         (0.61%)+
  Net expenses (e)                                        0.50% +         0.50% +        0.48%          0.52%           0.62% +
  Expenses (before reimbursement) (e)                     0.70% +         0.61% +        0.55%          0.55%           1.84% +
Portfolio turnover rate                                     10%             10%            17%            84%             21%
Net assets at end of period (in 000's)                 $35,981         $96,647       $116,123        $54,499         $10,709
                                                                             CLASS B
                                                    ---------------------------------------------------------
                                                                                                   APRIL 4,
                                                    SIX MONTHS                                       2005*
                                                       ENDED                                        THROUGH
                                                     APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

                                                    ---------------------------------------------------------
                                                      2008**          2007           2006            2005
Net asset value at beginning of period                $ 13.56        $ 11.97        $ 10.47         $10.00
                                                      -------        -------        -------         ------
Net investment income (loss) (a)                         0.00 (f)      (0.04)         (0.10)         (0.08)
Net realized and unrealized gain (loss) on
  investments                                           (1.25)          2.07           1.72           0.55 (b)
                                                      -------        -------        -------         ------
Total from investment operations                        (1.25)          2.03           1.62           0.47
                                                      -------        -------        -------         ------
Less dividends and distributions:
  From net investment income                            (0.24)         (0.12)         (0.07)            --
  From net realized gain on investments                 (0.34)         (0.32)         (0.05)            --
                                                      -------        -------        -------         ------
Total dividends and distributions                       (0.58)         (0.44)         (0.12)            --
                                                      -------        -------        -------         ------
Net asset value at end of period                      $ 11.73        $ 13.56        $ 11.97         $10.47
                                                      =======        =======        =======         ======
Total investment return (c)                             (9.36%)(d)     17.44%         15.59%          4.70%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                           0.03% +       (0.34%)        (0.91%)        (1.36%)+
  Net expenses (e)                                       1.25% +        1.23%          1.27%          1.37% +
  Expenses (before reimbursement) (e)                    1.38% +        1.30%          1.30%          2.59% +
Portfolio turnover rate                                    10%            17%            84%            21%
Net assets at end of period (in 000's)                $62,570        $59,902        $27,770         $8,142




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Less than one cent per share.





28    MainStay Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          CLASS C                                          CLASS I
      ----------------------------------------------    ---------------------------------------------
                                           APRIL 4,                                         APRIL 4,
      SIX MONTHS                            2005*       SIX MONTHS                           2005*
         ENDED          YEAR ENDED         THROUGH         ENDED         YEAR ENDED         THROUGH
       APRIL 30,       OCTOBER 31,       OCTOBER 31,     APRIL 30,       OCTOBER 31,      OCTOBER 31,

      -----------------------------------------------------------------------------------------------
        2008**        2007      2006         2005         2008 **      2007      2006         2005
        $ 13.58     $ 11.97    $10.46       $10.00        $13.91      $12.17    $10.52       $10.00
        -------     -------    ------       ------        ------      ------    ------       ------
           0.00 (f)   (0.03)    (0.11)       (0.08)         0.05        0.05      0.01        (0.01)

          (1.25)       2.08      1.74         0.54 (b)     (1.27)       2.16      1.79         0.53 (b)
        -------     -------    ------       ------        ------      ------    ------       ------
          (1.25)       2.05      1.63         0.46         (1.22)       2.21      1.80         0.52
        -------     -------    ------       ------        ------      ------    ------       ------

          (0.24)      (0.12)    (0.07)          --         (0.35)      (0.15)    (0.10)          --
          (0.34)      (0.32)    (0.05)          --         (0.34)      (0.32)    (0.05)          --
        -------     -------    ------       ------        ------      ------    ------       ------
          (0.58)      (0.44)    (0.12)          --         (0.69)      (0.47)    (0.15)          --
        -------     -------    ------       ------        ------      ------    ------       ------
        $ 11.75     $ 13.58    $11.97       $10.46        $12.00      $13.91    $12.17       $10.52
        =======     =======    ======       ======        ======      ======    ======       ======
          (9.34%)(d)  17.51%    15.79%        4.60%(d)     (8.93%)(d)  18.68%    17.36%        5.20%(d)

           0.05% +    (0.26%)   (0.95%)      (1.36%)+       0.86% +     0.41%     0.06%       (0.24%)+
           1.25% +     1.23%     1.27%        1.37% +       0.25% +     0.24%     0.25%        0.25% +
           1.38% +     1.30%     1.30%        2.59% +       0.31% +     0.40%     0.28%        1.47% +
             10%         17%       84%          21%           10%         17%       84%          21%
        $12,990     $13,668    $8,640       $  904        $1,175      $  107    $   14       $   11




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   29

MAINSTAY MODERATE ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -9.52%   -4.05%      5.87%
Excluding sales charges     -4.25%    1.53       7.84




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -9.68%   -4.22%      5.81%
Excluding sales charges     -4.42     1.35       7.77




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -9.38%   -4.26%      6.38%
Excluding sales charges     -4.80     0.55       6.95




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



30    MainStay Moderate Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -5.64%   -0.41%      6.98%
Excluding sales charges     -4.72     0.55       6.98




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      SINCE
TOTAL RETURNS     MONTHS    YEAR    INCEPTION
---------------------------------------------
                   -4.22%   1.66%      8.09%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                             SIX      ONE       SINCE
                                                                 MONTHS     YEAR    INCEPTION
---------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                               -9.64%   -4.68%      7.49%
MSCI EAFE(R) Index(3)                                             -9.21    -1.78      15.38
Lehman Brothers(R) Aggregate Bond Index(4)                         4.08     6.87       5.20
Average Lipper mixed-asset target allocation moderate fund(5)     -5.20    -1.22       6.12



   with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (April 4, 2005) through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    31

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,016.20        $0.77          $1,007.71         $0.77
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00       $  955.80        $2.29          $1,022.53         $2.36
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                  $1,000.00       $  952.00        $5.97          $1,018.75         $6.17
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                  $1,000.00       $  952.80        $5.97          $1,018.75         $6.17
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00       $  957.80        $0.92          $1,023.92         $0.96
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.45% for Investor Class, 0.47% for Class A, 1.23% for Class B and Class C and 0.19% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.26 and the ending account value would have been $1,022.63.
3. Investor Class shares commenced operations on February 28, 2008.



32    MainStay Moderate Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

                             (COMPOSITION PIE CHART)


See Portfolio of Investments on page 37 for specific holdings within these categories.


                                                   mainstayinvestments.com    33

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY MODERATE ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Moderate Allocation Fund returned -4.25% for Investor Class shares,(1) -4.42% for Class A shares, -4.80% for Class B shares and -4.72% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -4.22%. All share classes outperformed the -5.20% return of the average Lipper(2) mixed-asset target allocation moderate fund during the reporting period. All share classes outperformed the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 30 and 31 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

The Fund generally seeks Underlying Equity Funds that have demonstrated capable management over time, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S EQUITY ALLOCATIONS DURING THE REPORTING PERIOD?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund were the best-performing Underlying Equity Funds in which the Fund invested. The worst-performing Underlying Equity Funds owned by the Fund were MainStay 130/30 International Fund and MainStay ICAP Select Equity Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the reporting period, U.S. economic growth was sluggish and the Federal Open Market Committee aggressively lowered the federal funds target rate, which led to lower interest rates in the U.S. Treasury market, a steeper yield curve and higher prices. Among mortgage-backed securities and corporate bonds, concerns about the subprime mortgage crisis, the weak housing market and the deleveraging of financial institutions caused spreads(4) to widen as yields declined. During the reporting period, U.S. Treasury securities outperformed all other fixed-income asset classes.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are more difficult to identify and exploit with fixed-income instruments than with equities, and our efforts to tactically manage allocations are therefore focused on the equity portion of the Fund. A strategic blend of Underlying Fixed Income Funds similar to the bond component of the Moderate Allocation Benchmark was established at the inception of the Fund and has been maintained, with only minor alterations, ever since.

At the very end of the reporting period, a significant portion of the Fund's position in MainStay High Yield Corporate Bond Fund was redirected to MainStay 130/30 High Yield Fund. This was done to diversify the Fund across management styles and strategies.



1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 31 for more information on Lipper Inc.
3. See footnote on page 31 for more information on the S&P 500(R) Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 36 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


34    MainStay Moderate Allocation Fund

WHICH OF THE FUND'S UNDERLYING FIXED INCOME FUNDS PROVIDED THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The best-performing Underlying Fixed Income Funds in which the Fund invested were MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund. MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund were the worst-performing Underlying Fixed Income Funds owned by the Fund.





The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    35

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.



36    MainStay Moderate Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                      SHARES           VALUE

AFFILIATED INVESTMENT COMPANIES (100.1%)+
------------------------------------------------------------

EQUITY FUNDS (59.9%)
MainStay 130/30 Core
  Fund Class I (a)                   462,320   $   4,008,310
MainStay 130/30 International
  Fund Class I (a)                   393,360       3,500,904
MainStay Common Stock
  Fund Class I (a)                 3,013,312      40,046,916
MainStay Growth Equity
  Fund Class I (a)                 1,379,671      16,652,626
MainStay ICAP Equity
  Fund Class I                       762,228      30,161,381
MainStay ICAP International
  Fund Class I                       518,747      19,224,754
MainStay ICAP Select Equity
  Fund Class I                       811,691      30,024,468
MainStay International Equity
  Fund Class I                       821,602      12,315,812
MainStay Large Cap Growth
  Fund Class I (a)(b)              5,699,781      39,670,475
MainStay Large Cap Opportunity

  Fund Class I (a)                   763,267       6,930,462
MainStay MAP
  Fund Class I                        30,316       1,031,363
MainStay S&P 500 Index
  Fund Class I                       183,231       5,878,044
                                               -------------
                                                 209,445,515
                                               -------------

FIXED INCOME FUNDS (40.2%)
MainStay 130/30 High Yield
  Fund Class I (a)                 1,056,997      10,485,410
MainStay Floating Rate
  Fund Class I (a)                 1,912,810      17,559,597
MainStay High Yield Corporate
  Bond Fund Class I                1,171,245       7,015,755
MainStay Indexed Bond
  Fund Class I (a)                 8,178,587      89,228,383
MainStay Intermediate Term
  Bond Fund Class I (a)            1,647,356      16,226,458
                                               -------------
                                                 140,515,603
                                               -------------
Total Affiliated Investment
  Companies
  (Cost $354,278,173) (c)              100.1%    349,961,118
Liabilities in Excess of
  Cash and Other Assets                 (0.1)       (333,605)
                                       -----    ------------
Net Assets                             100.0%  $ 349,627,513
                                       =====    ============





+    Percentages indicated are based on Fund net
     assets.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund Share
     Class.
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2008, cost is $354,337,924 for
     federal income tax purposes and net unrealized
     depreciation is as follows:
          Gross unrealized
     appreciation                        $  7,347,610
          Gross unrealized
     depreciation                         (11,724,416)
                                         ------------
          Net unrealized depreciation    $ (4,376,806)
                                         ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              37

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $354,278,173)                 $349,961,118
Cash                                      625,850
Receivables:
  Fund shares sold                        515,952
  Manager                                  13,756
Other assets                               56,197
                                     ------------
     Total assets                     351,172,873
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    658,365
  Investment securities purchased         625,850
  NYLIFE Distributors (See Note 3)        133,190
  Transfer agent (See Note 3)              84,387
  Professional fees                        28,147
  Shareholder communication                 7,832
  Custodian                                 6,626
  Directors                                   117
Accrued expenses                              795
Dividend payable                               51
                                     ------------
     Total liabilities                  1,545,360
                                     ------------
Net assets                           $349,627,513
                                     ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.2 billion shares
  authorized                         $     31,053
Additional paid-in capital            344,275,039
                                     ------------
                                      344,306,092
Accumulated distributions in excess
  of net investment income             (2,168,401)
Accumulated undistributed net
  realized gain on investments         11,806,877
Net unrealized depreciation on
  investments                          (4,317,055)
                                     ------------
Net assets                           $349,627,513
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 37,858,247
                                     ============
Shares of capital stock outstanding     3,351,616
                                     ============
Net asset value per share
  outstanding                        $      11.30
Maximum sales charge (5.50% of
  offering price)                            0.66
                                     ------------
Maximum offering price per share
  outstanding                        $      11.96
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $195,641,506
                                     ============
Shares of capital stock outstanding    17,336,061
                                     ============
Net asset value per share
  outstanding                        $      11.29
Maximum sales charge (5.50% of
  offering price)                            0.66
                                     ------------
Maximum offering price per share
  outstanding                        $      11.95
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 74,531,711
                                     ============
Shares of capital stock outstanding     6,658,699
                                     ============
Net asset value and offering price
  per share outstanding              $      11.19
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 34,824,958
                                     ============
Shares of capital stock outstanding     3,108,818
                                     ============
Net asset value and offering price
  per share outstanding              $      11.20
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  6,771,091
                                     ============
Shares of capital stock outstanding       598,057
                                     ============
Net asset value and offering price
  per share outstanding              $      11.32
                                     ============






38    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  4,287,315
                                     ------------
EXPENSES:
  Distribution/Service--Investor
     Class (See Note 3)                     7,554
  Distribution/Service--Class A
     (See Note 3)                         245,954
  Service--Class B (See Note 3)            82,211
  Service--Class C (See Note 3)            39,427
  Distribution--Class B (See Note
     3)                                   246,632
  Distribution--Class C (See Note
     3)                                   118,282
  Transfer agent--Investor Class
     (See Note 3)                           7,109
  Transfer agent--Class A (See Note
     3)                                   146,401
  Transfer agent--Classes B and C
     (See Note 3)                          86,219
  Transfer agent--Class I (See Note
     3)                                     3,049
  Registration                             46,467
  Professional fees                        26,329
  Shareholder communication                21,529
  Custodian                                 7,625
  Directors                                 5,539
  Miscellaneous                             8,486
                                     ------------
     Total expenses before
       reimbursement                    1,098,813
  Expense reimbursement from
     Manager
     (See Note 3)                         (13,756)
                                     ------------
     Net expenses                       1,085,057
                                     ------------
Net investment income                   3,202,258
                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                       1,183,631
Capital gain distributions from
  affiliated investment companies      10,687,765
                                     ------------
Net realized gain from affiliated
  investment companies                 11,871,396
                                     ------------
Net change in unrealized
  appreciation on investments         (27,431,176)
                                     ------------
Net realized and unrealized loss on
  investments                         (15,559,780)
                                     ------------
Net decrease in net assets
  resulting from operations          $(12,357,522)
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              39

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  3,202,258   $  4,504,675
 Net realized gain on
  investments                    11,871,396      5,637,075
 Net change in unrealized
  appreciation on investments   (27,431,176)    17,410,403
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (12,357,522)    27,552,153
                               ---------------------------

Dividends and distributions to
 shareholders:
  From net investment income:
    Class A                      (5,041,546)    (2,301,326)
    Class B                      (1,448,856)      (646,374)
    Class C                        (691,952)      (270,805)
    Class I                        (183,220)        (1,834)
                               ---------------------------
                                 (7,365,574)    (3,220,339)
                               ---------------------------
  From net realized gain on investments:
    Class A                      (3,219,590)    (2,794,753)
    Class B                      (1,070,114)      (996,417)
    Class C                        (512,737)      (406,899)
    Class I                        (108,821)        (2,503)
                               ---------------------------
                                 (4,911,262)    (4,200,572)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (12,276,836)    (7,420,911)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        104,247,026    129,354,854
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              11,495,802      6,950,058
 Cost of shares redeemed        (30,881,702)   (27,566,983)
                               ---------------------------
     Increase in net assets
       derived from capital
       share transactions        84,861,126    108,737,929
                               ---------------------------
     Net increase in net
       assets                    60,226,768    128,869,171

NET ASSETS:
Beginning of period             289,400,745    160,531,574
                               ---------------------------
End of period                  $349,627,513   $289,400,745
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period              $ (2,168,401)  $  1,994,915
                               ===========================






40    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR
                                                        CLASS                                 CLASS A
                                                    ------------     ---------------------------------------------------------
                                                    FEBRUARY 28,                                                    APRIL 4,
                                                        2008*        SIX MONTHS                                       2005*
                                                       THROUGH          ENDED                                        THROUGH
                                                      APRIL 30,       APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

                                                    --------------------------------------------------------------------------
                                                       2008**          2008**          2007           2006            2005
Net asset value at beginning of period                 $ 11.12        $  12.32       $  11.34       $  10.35         $ 10.00
                                                       -------        --------       --------       --------         -------
Net investment income                                     0.03 (a)        0.13 (a)       0.27           0.20 (a)        0.09 (a)
Net realized and unrealized gain (loss) on
  investments                                             0.15           (0.65)          1.18           1.04            0.28 (b)
                                                       -------        --------       --------       --------         -------
Total from investment operations                          0.18           (0.52)          1.45           1.24            0.37
                                                       -------        --------       --------       --------         -------
Less dividends and distributions:
  From net investment income                                --           (0.31)         (0.20)         (0.25)          (0.02)
  From net realized gain on investments                     --           (0.20)         (0.27)         (0.00)(c)          --
                                                       -------        --------       --------       --------         -------
Total dividends and distributions                           --           (0.51)         (0.47)         (0.25)          (0.02)
                                                       -------        --------       --------       --------         -------
Net asset value at end of period                       $ 11.30        $  11.29       $  12.32       $  11.34         $ 10.35
                                                       =======        ========       ========       ========         =======
Total investment return (d)                               1.62%(e)       (4.42%)(e)     13.18%         12.18%           3.73%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                   1.58%+          2.35%+         2.27%          1.84%           1.42%+
  Net expenses (f)                                        0.45%+          0.47%+         0.46%          0.45%           0.55%+
  Expenses (before reimbursement) (f)                     0.57%+          0.47%+         0.46%          0.45%           0.97%+
Portfolio turnover rate                                     11%             11%            10%            48%              2%
Net assets at end of period (in 000's)                 $37,858        $195,642       $192,835       $107,586         $24,080
                                                                             CLASS B
                                                    ---------------------------------------------------------
                                                                                                   APRIL 4,
                                                    SIX MONTHS                                       2005*
                                                       ENDED                                        THROUGH
                                                     APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

                                                    ---------------------------------------------------------
                                                      2008**          2007           2006            2005
Net asset value at beginning of period                $ 12.23        $ 11.30        $ 10.32         $ 10.00
                                                      -------        -------        -------         -------
Net investment income                                    0.09 (a)       0.18           0.13 (a)        0.04 (a)
Net realized and unrealized gain (loss) on
  investments                                           (0.67)          1.18           1.02            0.29 (b)
                                                      -------        -------        -------         -------
Total from investment operations                        (0.58)          1.36           1.15            0.33
                                                      -------        -------        -------         -------
Less dividends and distributions:
  From net investment income                            (0.26)         (0.16)         (0.17)          (0.01)
  From net realized gain on investments                 (0.20)         (0.27)         (0.00)(c)          --
                                                      -------        -------        -------         -------
Total dividends and distributions                       (0.46)         (0.43)         (0.17)          (0.01)
                                                      -------        -------        -------         -------
Net asset value at end of period                      $ 11.19        $ 12.23        $ 11.30         $ 10.32
                                                      =======        =======        =======         =======
Total investment return (d)                             (4.80%)(e)     12.38%         11.31%           3.26%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                  1.57%+         1.54%          1.21%           0.67%+
  Net expenses (f)                                       1.23%+         1.21%          1.20%           1.30%+
  Expenses (before reimbursement) (f)                    1.25%+         1.21%          1.20%           1.72%+
Portfolio turnover rate                                    11%            10%            48%              2%
Net assets at end of period (in 000's)                $74,532        $63,929        $37,649         $19,676




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to a sales charge.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.





42    MainStay Moderate Allocation Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          Class C                                           Class I
      -----------------------------------------------    ---------------------------------------------
                                            April 4,                                         April 4,
      Six months                             2005*       Six months                           2005*
         ended      Year ended October      through         ended         Year ended         through
       April 30,            31,           October 31,     April 30,       October 31,      October 31,

      ------------------------------------------------------------------------------------------------
        2008**        2007       2006         2005         2008**       2007      2006         2005
        $ 12.23     $ 11.30    $ 10.32       $10.00        $12.37      $11.36    $10.35       $10.00
        -------     -------    -------       ------        ------      ------    ------       ------
           0.09 (a)    0.19       0.12 (a)     0.04 (a)      0.16 (a)    0.29      0.22 (a)     0.10 (a)

          (0.66)       1.17       1.03         0.29 (b)     (0.68)       1.20      1.06         0.28 (b)
        -------     -------    -------       ------        ------      ------    ------       ------
          (0.57)       1.36       1.15         0.33         (0.52)       1.49      1.28         0.38
        -------     -------    -------       ------        ------      ------    ------       ------

          (0.26)      (0.16)     (0.17)       (0.01)        (0.33)      (0.21)    (0.27)       (0.03)
          (0.20)      (0.27)     (0.00)(c)       --         (0.20)      (0.27)    (0.00)(c)       --
        -------     -------    -------       ------        ------      ------    ------       ------
          (0.46)      (0.43)     (0.17)       (0.01)        (0.53)      (0.48)    (0.27)       (0.03)
        -------     -------    -------       ------        ------      ------    ------       ------
        $ 11.20     $ 12.23    $ 11.30       $10.32        $11.32      $12.37    $11.36       $10.35
        =======     =======    =======       ======        ======      ======    ======       ======
          (4.72%)(e)  12.37%     11.31%        3.26%(e)     (4.22%)(e)  13.44%    12.63%        3.80%(e)

           1.57%+      1.52%      1.11%        0.67%+        2.86% +     2.66%     2.04%        1.72%+
           1.23%+      1.21%      1.20%        1.30%+        0.19% +     0.18%     0.18%        0.25%+
           1.25%+      1.21%      1.20%        1.72%+        0.19% +     0.18%     0.18%        0.67%+
             11%         10%        48%           2%           11%         10%       48%           2%
        $34,825     $31,191    $15,192       $2,958        $6,771      $1,446    $  105       $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   43

MAINSTAY MODERATE GROWTH ALLOCATION FUND
INVESTMENT AND PERFORMANCE COMPARISON*

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -12.16%   -6.07%      6.55%
Excluding sales charges     -7.05    -0.60       8.53




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -12.16%   -6.07%      6.55%
Excluding sales charges     -7.05    -0.60       8.53




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges         -11.80%   -6.06%      7.16%
Excluding sales charges     -7.37    -1.34       7.72




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations,

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



44    MainStay Moderate Growth Allocation Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       SINCE
TOTAL RETURNS              MONTHS     YEAR    INCEPTION
-------------------------------------------------------
With sales charges          -8.25%   -2.28%      7.72%
Excluding sales charges     -7.37    -1.34       7.72




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE       SINCE
TOTAL RETURNS     MONTHS     YEAR    INCEPTION
----------------------------------------------
                   -6.92%   -0.35%      8.92%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                           SIX      ONE       SINCE
                                                               MONTHS     YEAR    INCEPTION
-------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                             -9.64%   -4.68%      7.49%
MSCI EAFE(R) Index(3)                                           -9.21    -1.78      15.38
Lehman Brothers(R) Aggregate Bond Index(4)                       4.08     6.87       5.20
Average Lipper mixed-asset target allocation growth fund(5)     -6.80    -1.63       6.92



   without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (April 4, 2005) through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    45

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,017.60        $0.77          $1,007.71         $0.77
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  929.50        $2.35          $1,022.43         $2.46
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  926.30        $5.94          $1,018.70         $6.22
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  926.30        $5.94          $1,018.70         $6.22
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  930.80        $1.15          $1,023.67         $1.21
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.45% for Investor Class, 0.49% for Class A, 1.24% for Class B and Class C and 0.24% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.26 and the ending account value would have been $1,022.63.
3. Investor Class shares commenced operations on February 28, 2008.



46    MainStay Moderate Growth Allocation Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

                             (COMPOSITION PIE CHART)


* Less than one-tenth of a percent.

See Portfolio of Investments on page 51 for specific holdings within these categories.


                                                   mainstayinvestments.com    47

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY MODERATE GROWTH ALLOCATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2007?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned -7.05% for Investor Class shares,(1) -7.05% for Class A shares, -7.37% for Class B shares and -7.37% for Class C shares for the six months ended April 30, 2008. For the same period, the Fund's Class I shares returned -6.92%.
All share classes underperformed the -6.80% return of the average Lipper(2) mixed-asset target allocation growth fund and outperformed the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 44 and 45 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG THE UNDERLYING EQUITY FUNDS?

The Fund generally seeks Underlying Equity Funds that have a track record of capable management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S EQUITY ALLOCATIONS DURING THE REPORTING PERIOD?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Although all of the Underlying Equity Funds in which the Fund invested generated negative returns for the reporting period, the best-performing Underlying Equity Funds in which the Fund invested were MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund. The worst-performing Underlying Equity Funds owned by the Fund were MainStay 130/30 International Fund and MainStay ICAP Select Equity Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the reporting period, U.S. economic growth was sluggish and the Federal Open Market Committee aggressively lowered the federal funds target rate, which led to lower interest rates in the U.S. Treasury market, a steeper yield curve and higher prices. Among mortgage-backed securities and corporate bonds, concerns about the subprime-mortgage crisis, the weak housing market, and the deleveraging of financial institutions caused spreads(4) to widen as yields declined. During the reporting period, U.S. Treasury securities outperformed all other fixed-income asset classes.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are more difficult to identify and exploit with fixed-income instruments than with equities, and our efforts to tactically manage allocations are therefore focused on the equity portion of the Fund. A strategic blend of Underlying Fixed Income Funds similar to the bond component of the Moderate Growth Allocation Benchmark was established at the inception of the Fund and has been maintained, with only minor alterations, ever since.

At the very end of the reporting period, a significant portion of the Fund's position in MainStay High Yield Corporate Bond Fund was redirected to MainStay

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 45 for more information on Lipper Inc.
3. See footnote on page 45 for more information on the S&P 500(R) Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGE 50 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


48    MainStay Moderate Growth Allocation Fund

130/30 High Yield Fund. This was done to diversify the Fund across management styles and strategies.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The best-performing Underlying Fixed Income Funds in which the Fund invested were MainStay Indexed Bond Fund and MainStay Intermediate Term Bond Fund. MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund were the worst-performing Underlying Fixed Income Funds owned by the Fund.





The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    49

MainStay Moderate Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds, referred to as "Underlying Funds." The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.



50    MainStay Moderate Growth Allocation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                       SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (100.0%)+
-------------------------------------------------------------

EQUITY FUNDS (79.8%)
MainStay 130/30 Core
  Fund Class I (a)                    500,838   $   4,342,263
MainStay 130/30 International
  Fund Class I (a)                    634,301       5,645,280
MainStay Common Stock
  Fund Class I (a)                  4,745,033      63,061,493
MainStay Growth Equity
  Fund Class I (a)                  2,103,836      25,393,295
MainStay ICAP Equity
  Fund Class I                        806,864      31,927,606
MainStay ICAP International
  Fund Class I                        834,356      30,921,217
MainStay ICAP Select Equity
  Fund Class I                        863,028      31,923,399
MainStay International Equity
  Fund Class I                      1,329,953      19,936,000
MainStay Large Cap Growth
  Fund Class I (a)(b)               8,132,116      56,599,529
MainStay Large Cap Opportunity

  Fund Class I (a)                  1,432,251      13,004,841
MainStay MAP Fund Class I              18,594         632,555
MainStay Mid Cap Growth
  Fund Class I (a)                    480,428       6,183,111
MainStay S&P 500 Index
  Fund Class I                        327,242      10,497,939
                                                -------------
                                                  300,068,528
                                                -------------

FIXED INCOME FUNDS (20.2%)
MainStay 130/30 High Yield
  Fund Class I (a)                  1,171,854      11,624,791
MainStay Floating Rate
  Fund Class I (a)                  2,036,943      18,699,134
MainStay High Yield Corporate
  Bond
  Fund Class I                      1,261,773       7,558,021
MainStay Indexed Bond
  Fund Class I (a)                  2,916,750      31,821,742
MainStay Intermediate Term
  Bond
  Fund Class I                        617,969       6,086,996
                                                -------------
                                                   75,790,684
                                                -------------
Total Affiliated Investment
  Companies
  (Cost $383,199,603) (c)               100.0%    375,859,212
Cash and Other Assets,
  Less Liabilities                        0.0++        72,908
                                        -----    ------------
Net Assets                              100.0%  $ 375,932,120
                                        =====    ============





+    Percentages indicated are based on Fund
     net assets.
++   Less than one-tenth of a percent.
(a)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(b)  Non-income producing Underlying Fund.
(c)  At April 30, 2008, cost is $383,211,298
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation   $  8,642,978
     Gross unrealized depreciation    (15,995,064)
                                     ------------
     Net unrealized depreciation     $ (7,352,086)
                                     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              51

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED



ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $383,199,603)                 $375,859,212
Cash                                      158,474
Receivables:
  Fund shares sold                        429,809
  Manager                                  24,442
Other assets                               58,893
                                     ------------
     Total assets                     376,530,830
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased         158,472
  NYLIFE Distributors (See Note 3)        151,917
  Transfer agent (See Note 3)             125,726
  Fund shares redeemed                    113,731
  Professional fees                        30,326
  Shareholder communication                10,201
  Custodian                                 7,729
  Directors                                   293
Accrued expenses                              315
                                     ------------
     Total liabilities                    598,710
                                     ------------
Net assets                           $375,932,120
                                     ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 1.3 billion shares
  authorized                         $     32,618
Additional paid-in capital            371,508,694
                                     ------------
                                      371,541,312
Accumulated distributions in excess
  of net investment income             (4,874,267)
Accumulated net realized gain on
  investments                          16,605,466
Net unrealized depreciation on
  investments                          (7,340,391)
                                     ------------
Net assets                           $375,932,120
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 55,257,037
                                     ============
Shares of capital stock outstanding     4,774,575
                                     ============
Net asset value per share
  outstanding                        $      11.57
Maximum sales charge (5.50% of
  offering price)                            0.67
                                     ------------
Maximum offering price per share
  outstanding                        $      12.24
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $189,903,772
                                     ============
Shares of capital stock outstanding    16,419,847
                                     ============
Net asset value per share
  outstanding                        $      11.57
Maximum sales charge (5.50% of
  offering price)                            0.67
                                     ------------
Maximum offering price per share
  outstanding                        $      12.24
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $102,704,827
                                     ============
Shares of capital stock outstanding     8,973,579
                                     ============
Net asset value and offering price
  per share outstanding              $      11.45
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 27,130,729
                                     ============
Shares of capital stock outstanding     2,370,066
                                     ============
Net asset value and offering price
  per share outstanding              $      11.45
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    935,755
                                     ============
Shares of capital stock outstanding        80,332
                                     ============
Net asset value and offering price
  per share outstanding              $      11.65
                                     ============







52    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment
     companies                       $  3,415,384
                                     ------------
EXPENSES:
  Distribution--Class B (See Note
     3)                                   345,015
  Distribution--Class C (See Note
     3)                                    97,546
  Distribution/Service--Investor
     Class (See Note 3)                    10,958
  Distribution/Service--Class A
     (See Note 3)                         255,719
  Service--Class B (See Note 3)           115,005
  Service--Class C (See Note 3)            32,515
  Transfer agent--Investor Class
     (See Note 3)                          12,667
  Transfer agent--Class A (See Note
     3)                                   204,739
  Transfer agent--Classes B and C
     (See Note 3)                         136,400
  Transfer agent--Class I (See Note
     3)                                       953
  Registration                             41,606
  Professional fees                        28,667
  Shareholder communication                24,912
  Custodian                                 8,365
  Directors                                 6,289
  Miscellaneous                             8,961
                                     ------------
     Total expenses before
       reimbursement                    1,330,317
  Expense reimbursement from
     Manager
     (See Note 3)                         (77,521)
                                     ------------
     Net expenses                       1,252,796
                                     ------------
Net investment income                   2,162,588
                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Affiliated investment company
     transactions                       1,521,458
Capital gain distributions from
  affiliated investment companies      15,096,720
                                     ------------
Net realized gain from affiliated
  investment companies                 16,618,178
                                     ------------
Net change in unrealized
  appreciation on investments         (41,630,038)
                                     ------------
Net realized and unrealized loss on
  investments                         (25,011,860)
                                     ------------
Net decrease in net assets
  resulting from operations          $(22,849,272)
                                     ============






The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. mainstayinvestments.com
                                                                              53

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  2,162,588   $  3,037,580
 Net realized gain on
  investments                    16,618,178      7,974,037
 Net change in unrealized
  appreciation on investments   (41,630,038)    26,129,554
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (22,849,272)    37,141,171
                               ---------------------------

Dividends and distributions to
 shareholders:
  From net investment income:
    Class A                      (6,024,809)    (1,547,892)
    Class B                      (2,097,751)      (608,490)
    Class C                        (600,917)      (180,376)
    Class I                         (28,220)          (160)
                               ---------------------------
                                 (8,751,697)    (2,336,918)
                               ---------------------------
  From net realized gain on investments:
    Class A                      (4,392,268)    (2,438,464)
    Class B                      (1,964,951)    (1,104,994)
    Class C                        (561,610)      (329,192)
    Class I                         (18,915)          (240)
                               ---------------------------
                                 (6,937,744)    (3,872,890)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (15,689,441)    (6,209,808)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         99,513,978    151,741,942
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              15,114,895      5,924,973
 Cost of shares redeemed        (29,162,589)   (35,389,868)
                               ---------------------------
     Increase in net assets
       derived from capital
       share transactions        85,466,284    122,277,047
                               ---------------------------
     Net increase in net
       assets                    46,927,571    153,208,410
NET ASSETS:
Beginning of period             329,004,549    175,796,139
                               ---------------------------
End of period                  $375,932,120   $329,004,549
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period              $ (4,874,267)  $  1,714,842
                               ===========================







54    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                      INVESTOR
                                                        CLASS                                 CLASS A
                                                    ------------     ---------------------------------------------------------
                                                    FEBRUARY 28,                                                    APRIL 4,
                                                        2008*        SIX MONTHS                                       2005*
                                                       THROUGH          ENDED               YEAR ENDED               THROUGH
                                                      APRIL 30,       APRIL 30,            OCTOBER 31,             OCTOBER 31,

                                                    --------------------------------------------------------------------------
                                                       2008**          2008**          2007           2006            2005

Net asset value at beginning of period                 $ 11.37        $  13.10       $  11.68       $  10.46         $ 10.00
                                                       -------        --------       --------       --------         -------
Net investment income (loss)                              0.01(a)         0.09 (a)       0.20           0.11(a)         0.03 (a)
Net realized and unrealized gain (loss) on
  investments                                             0.19           (1.00)          1.60           1.35            0.43 (b)
                                                       -------        --------       --------       --------         -------
Total from investment operations                          0.20           (0.91)          1.80           1.46            0.46
                                                       -------        --------       --------       --------         -------
Less dividends and distributions:
  From net investment income                                --           (0.36)         (0.15)         (0.24)             --
  From net realized gain on investments                     --           (0.26)         (0.23)         (0.00)(c)          --
                                                       -------        --------       --------       --------         -------
Total dividends and distributions                           --           (0.62)         (0.38)         (0.24)             --
                                                       -------        --------       --------       --------         -------
Net asset value at end of period                       $ 11.57        $  11.57       $  13.10       $  11.68         $ 10.46
                                                       =======        ========       ========       ========         =======
Total investment return (d)                               1.76%(e)       (7.05%)(e)     15.83%         14.20%           4.60%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                            0.53%+          1.61% +        1.46%          0.98%           0.48%+
  Net expenses (f)                                        0.45%+          0.49% +        0.46%          0.43%           0.56%+
  Expenses (before reimbursement) (f)                     0.61%+          0.52% +        0.49%          0.43%           1.05%+
Portfolio turnover rate                                     14%             14%            13%            61%              2%
Net assets at end of period (in 000's)                 $55,257        $189,904       $207,499       $112,099         $22,617
                                                                             CLASS B
                                                    ---------------------------------------------------------
                                                                                                   APRIL 4,
                                                    SIX MONTHS                                       2005*
                                                       ENDED                                        THROUGH
                                                     APRIL 30,       YEAR ENDED OCTOBER 31,       OCTOBER 31,

                                                    ---------------------------------------------------------
                                                      2008**          2007           2006            2005

Net asset value at beginning of period               $  12.93        $ 11.60        $ 10.42         $ 10.00
                                                     --------        -------        -------         -------
Net investment income (loss)                             0.05 (a)       0.12           0.04 (a)       (0.01)(a)
Net realized and unrealized gain (loss) on
  investments                                           (0.99)          1.57           1.33            0.43 (b)
                                                     --------        -------        -------         -------
Total from investment operations                        (0.94)          1.69           1.37            0.42
                                                     --------        -------        -------         -------
Less dividends and distributions:
  From net investment income                            (0.28)         (0.13)         (0.19)             --
  From net realized gain on investments                 (0.26)         (0.23)         (0.00)(c)          --
                                                     --------        -------        -------         -------
Total dividends and distributions                       (0.54)         (0.36)         (0.19)             --
                                                     --------        -------        -------         -------
Net asset value at end of period                     $  11.45        $ 12.93        $ 11.60         $ 10.42
                                                     ========        =======        =======         =======
Total investment return (d)                             (7.37%)(e)     14.95%         13.28%           4.20%(e)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                           0.83% +        0.73%          0.32%          (0.27%)+
  Net expenses (f)                                       1.24% +        1.21%          1.18%           1.31% +
  Expenses (before reimbursement) (f)                    1.30% +        1.24%          1.18%           1.80% +
Portfolio turnover rate                                    14%            13%            61%              2%
Net assets at end of period (in 000's)               $102,705        $93,540        $48,046         $17,453




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average outstanding shares during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(e)  Total return is not annualized.
(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.





56    MainStay Moderate Growth Allocation Fund        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          CLASS C                                           CLASS I
      -----------------------------------------------    ---------------------------------------------
                                            APRIL 4,                                         APRIL 4,
      SIX MONTHS                             2005*       SIX MONTHS                           2005*
         ENDED      YEAR ENDED OCTOBER      THROUGH         ENDED         YEAR ENDED         THROUGH
       APRIL 30,            31,           OCTOBER 31,     APRIL 30,       OCTOBER 31,      OCTOBER 31,

      ------------------------------------------------------------------------------------------------
        2008**        2007       2006         2005         2008**       2007      2006         2005

        $ 12.93     $ 11.60    $ 10.42       $10.00        $13.20      $11.74    $10.47       $10.00
        -------     -------    -------       ------        ------      ------    ------       ------
           0.05 (a)    0.13       0.03 (a)    (0.01)(a)      0.11 (a)    0.22      0.15 (a)     0.04(a)

          (0.99)       1.56       1.34         0.43 (b)     (1.01)       1.63      1.38         0.43(b)
        -------     -------    -------       ------        ------      ------    ------       ------
          (0.94)       1.69       1.37         0.42         (0.90)       1.85      1.53         0.47
        -------     -------    -------       ------        ------      ------    ------       ------

          (0.28)      (0.13)     (0.19)          --         (0.39)      (0.16)    (0.26)          --
          (0.26)      (0.23)     (0.00)(c)       --         (0.26)      (0.23)    (0.00)(c)       --
        -------     -------    -------       ------        ------      ------    ------       ------
          (0.54)      (0.36)     (0.19)          --         (0.65)      (0.39)    (0.26)          --
        -------     -------    -------       ------        ------      ------    ------       ------
        $ 11.45     $ 12.93    $ 11.60       $10.42        $11.65      $13.20    $11.74       $10.47
        =======     =======    =======       ======        ======      ======    ======       ======
          (7.37%)(e)  14.95%     13.28%        4.20%(e)     (6.92%)(e)  16.17%    14.86%        4.70%(e)

           0.83% +     0.73%      0.25%       (0.27%)+       1.86% +     1.46%     1.36%        0.79%+
           1.24% +     1.21%      1.18%        1.31% +       0.24% +     0.25%     0.17%        0.25%+
           1.30% +     1.24%      1.18%        1.80% +       0.32% +     0.31%     0.17%        0.74%+
             14%         13%        61%           2%           14%         13%       61%           2%
        $27,131     $27,284    $15,639       $3,347        $  936      $  681    $   12       $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com   57

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds. These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (collectively referred to as the "Allocation Funds" and each individually, referred to as a "Fund"); each is a diversified fund.

The Allocation Funds each currently offer five classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on April 4, 2005. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The investment objective for each of the Allocation Funds is as follows:

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Allocation Funds may invest in other Funds of the Company as well as funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Underlying Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in Underlying Funds are valued at their net asset value at the close of business each day. Securities in the affiliated Underlying Funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by each Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by each Fund's Manager in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Funds are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security


58    MainStay Funds
that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of each Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Funds did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Funds' 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Funds' financial statements upon adoption. The Manager continually reviews the Funds' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Funds from the underlying funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

In addition, the Funds bear a pro rata share of the fees and expenses of the underlying funds in which they invest. Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. The Manager provides offices

                                                   mainstayinvestments.com    59
and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. The Funds are advised by NYLIM directly, without a subadvisor.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the Manager by the underlying funds in which the Allocation Funds invest.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the expenses of the appropriate class of the Allocation Funds so that the class' total ordinary operating expenses (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which an Allocation Fund invests) do not exceed the following amounts of average daily net assets for each class:

                      INVESTOR
                        CLASS   CLASS A  CLASS B  CLASS C  CLASS I
MainStay
  Conservative
  Allocation Fund       0.50%     0.50%    1.25%    1.25%    0.25%
------------------------------------------------------------------
MainStay Growth
  Allocation Fund       0.50      0.47     1.25     1.25     0.25
------------------------------------------------------------------
MainStay Moderate
  Allocation Fund       0.45      0.45     1.20     1.20     0.25
------------------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                  0.45      0.43     1.20     1.20     0.25
------------------------------------------------------------------



These expense limitations may be modified or terminated only with the approval of the Board of Directors. Under each of the expense limitation agreements discussed above, NYLIM may recoup the amount of certain expense reimbursements from the Allocation Funds pursuant to the agreements if such action does not cause the Allocation Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Between March 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to reimburse the expenses of the appropriate class of the Allocation Funds so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 0.50%; Class B, 1.25%; Class C, 1.25%; Class I, 0.25%. Prior to March 1, 2007, NYLIM had a different expenses limitation agreement in place with respect to the Allocation Funds.

For the six months ended April 30, 2008, NYLIM reimbursed fees to the Allocation Funds as follows:

                                          TOTAL
MainStay Conservative Allocation Fund  $  9,989
-----------------------------------------------
MainStay Growth Allocation Fund         109,583
-----------------------------------------------
MainStay Moderate Allocation Fund        13,756
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                   77,521
-----------------------------------------------



As of April 30, 2008, the amounts of reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                                                       OCTOBER 31,
                                               2009       2010       2011        TOTAL
MainStay Conservative Allocation Fund        $36,386    $   860    $  9,989    $ 47,235
---------------------------------------------------------------------------------------
MainStay Growth Allocation Fund               16,114     87,980     109,583     213,677
---------------------------------------------------------------------------------------
MainStay Moderate Allocation Fund                 --         --      13,756      13,756
---------------------------------------------------------------------------------------
MainStay Moderate Growth Allocation  Fund         --     64,415      77,521     141,936
---------------------------------------------------------------------------------------



State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to each class of shares, other than Class I shares, have adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Funds' Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Funds, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Funds' Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Funds also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and


60    MainStay Funds

Class C shares of the Funds. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

(C) SALES CHARGES. The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares, for the six months ended April 30, 2008, were as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Investor Class                         $  5,775
-----------------------------------------------
Class A                                  79,123
-----------------------------------------------

 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                         $ 11,856
-----------------------------------------------
Class A                                  92,385
-----------------------------------------------

 MAINSTAY MODERATE ALLOCATION FUND
Investor Class                         $ 13,000
-----------------------------------------------
Class A                                 118,018
-----------------------------------------------

 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
Investor Class                         $ 20,404
-----------------------------------------------
Class A                                 152,940
-----------------------------------------------



The Allocation Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, for the six months ended April 30, 2008, were as follows:

 MAINSTAY CONSERVATIVE ALLOCATION FUND
Class A                                 $   258
-----------------------------------------------
Class B                                  18,232
-----------------------------------------------
Class C                                   6,528
-----------------------------------------------

 MAINSTAY GROWTH ALLOCATION FUND
Class A                                 $ 2,293
-----------------------------------------------
Class B                                  62,759
-----------------------------------------------
Class C                                   3,656
-----------------------------------------------

 MAINSTAY MODERATE ALLOCATION FUND
Class A                                 $   433
-----------------------------------------------
Class B                                  45,239
-----------------------------------------------
Class C                                   4,780
-----------------------------------------------

 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
Class A                                 $   463
-----------------------------------------------
Class B                                  70,596
-----------------------------------------------
Class C                                   3,940
-----------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds, for the six months ended April 30, 2008, were as follows:

MainStay Conservative Allocation Fund  $ 89,708
-----------------------------------------------
MainStay Growth Allocation Fund         252,647
-----------------------------------------------
MainStay Moderate Allocation Fund       242,778
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                  354,759
-----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Funds with the following values and percentages of net assets as follows:

 MAINSTAY CONSERVATIVE ALLOCATION
FUND
Investor Class                     $25,315    0.2%
-------------------------------------------------
Class I                             12,230    0.9
-------------------------------------------------

 MAINSTAY GROWTH ALLOCATION FUND
Investor Class                      25,471    0.1%
-------------------------------------------------
Class I                             13,343    1.1
-------------------------------------------------

 MAINSTAY MODERATE ALLOCATION
FUND
Investor Class                      25,405    0.1%
-------------------------------------------------
Class I                             12,702    0.2
-------------------------------------------------

 MAINSTAY MODERATE GROWTH ALLOCATION FUND
Investor Class                      25,440    0.0%*
-------------------------------------------------
Class I                             13,003    1.4
-------------------------------------------------



* Less than one-tenth of a percent.


                                                   mainstayinvestments.com    61

At April 30, 2008, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY CONSERVATIVE ALLOCATION FUND
MainStay 130/30 Core Fund Class I         2.98%
----------------------------------------------
MainStay 130/30 High Yield Fund Class I   6.48
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 2.03
----------------------------------------------
MainStay Common Stock Fund Class I        3.25
----------------------------------------------
MainStay Floating Rate Fund Class I       9.67
----------------------------------------------
MainStay Growth Equity Fund Class I       3.50
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 1.06
----------------------------------------------
MainStay ICAP Equity Fund Class I         1.04
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       0.62
----------------------------------------------
MainStay ICAP Select Equity Class I       0.59
----------------------------------------------
MainStay Indexed Bond Fund Class I       13.79
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 7.75
----------------------------------------------
MainStay International Equity Fund
  Class I                                 0.53
----------------------------------------------
MainStay Large Cap Growth Fund Class I    1.55
----------------------------------------------
MainStay Large Cap Opportunity Fund
  Class I                                 4.27
----------------------------------------------




 MAINSTAY GROWTH ALLOCATION FUND
MainStay 130/30 Core Fund Class I        5.92%
---------------------------------------------
MainStay 130/30 International Fund
  Class I                               10.59
---------------------------------------------
MainStay Capital Appreciation Fund
  Class I                               99.60
---------------------------------------------
MainStay Common Stock Fund Class I      11.54
---------------------------------------------
MainStay Growth Equity Fund Class I     13.09
---------------------------------------------
MainStay ICAP Equity Fund Class I        2.01
---------------------------------------------
MainStay ICAP International Fund Class
  I                                      3.26
---------------------------------------------
MainStay ICAP Select Equity Class I      1.15
---------------------------------------------
MainStay International Equity Fund
  Class I                                2.75
---------------------------------------------
MainStay Large Cap Growth Fund Class I   4.75
---------------------------------------------
MainStay Large Cap Opportunity Fund
  Class I                               10.47
---------------------------------------------
MainStay MAP Fund Class I                0.09
---------------------------------------------
MainStay S&P 500 Index Fund Class I      0.79
---------------------------------------------




 MAINSTAY MODERATE ALLOCATION FUND
MainStay 130/30 Core Fund Class I        7.97%
---------------------------------------------
MainStay 130/30 High Yield Fund Class
  I                                      9.30
---------------------------------------------
MainStay 130/30 International Fund
  Class I                                8.83
---------------------------------------------
MainStay Common Stock Fund Class I      10.45
---------------------------------------------
MainStay Floating Rate Fund Class I     13.89
---------------------------------------------
MainStay Growth Equity Fund Class I     12.23
---------------------------------------------
MainStay High Yield Corporate Bond
  Fund Class I                           1.52
---------------------------------------------
MainStay ICAP Equity Fund Class I        2.78
---------------------------------------------
MainStay ICAP International Fund Class
  I                                      2.72
---------------------------------------------
MainStay ICAP Select Equity Class I      1.59
---------------------------------------------
MainStay Indexed Bond Fund Class I      19.91
---------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                               10.91
---------------------------------------------
MainStay International Equity Fund
  Class I                                2.28
---------------------------------------------
MainStay Large Cap Growth Fund Class I   4.99
---------------------------------------------
MainStay Large Cap Opportunity Fund
  Class I                                9.56
---------------------------------------------
MainStay MAP Fund Class I                0.20
---------------------------------------------
MainStay S&P 500 Index Fund Class I      0.45
---------------------------------------------




 MAINSTAY MODERATE GROWTH ALLOCATION
FUND
MainStay 130/30 Core Fund Class I         8.64%
----------------------------------------------
MainStay 130/30 High Yield Fund Class I  10.32
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                14.23
----------------------------------------------
MainStay Common Stock Fund Class I       16.46
----------------------------------------------
MainStay Floating Rate Fund Class I      14.79
----------------------------------------------
MainStay Growth Equity Fund Class I      18.65
----------------------------------------------
MainStay High Yield Corporate Bond Fund
  Class I                                 1.63
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.94
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       4.37
----------------------------------------------
MainStay ICAP Select Equity Class I       1.69
----------------------------------------------
MainStay Indexed Bond Fund Class I        7.10
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 4.09
----------------------------------------------
MainStay International Equity Fund
  Class I                                 3.70
----------------------------------------------
MainStay Large Cap Growth Fund Class I    7.13
----------------------------------------------
MainStay Large Cap Opportunity Fund
  Class I                                17.94
----------------------------------------------
MainStay MAP Fund Class I                 0.12
----------------------------------------------
MainStay Mid Cap Growth Class I           8.05
----------------------------------------------
MainStay S&P 500 Index Fund Class I       0.80
----------------------------------------------






62    MainStay Funds

(G) OTHER.   Pursuant to an Amended and Restated Management Agreement between the Allocation Funds and NYLIM, the cost of legal services provided to the Allocation Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

MainStay Conservative Allocation Fund    $3,087
-----------------------------------------------
MainStay Growth Allocation Fund           4,594
-----------------------------------------------
MainStay Moderate Allocation Fund         7,244
-----------------------------------------------
MainStay Moderate Growth Allocation
  Fund                                    8,016
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                        2007
                             TAX-BASED            TAX-BASED
                         DISTRIBUTIONS   DISTRIBUTIONS FROM
                         FROM ORDINARY    LONG-TERM CAPITAL
                                INCOME                GAINS
MainStay Conservative
  Allocation Fund           $1,848,526           $  850,870
-----------------------------------------------------------
MainStay Growth
  Allocation Fund            2,211,952            1,613,841
-----------------------------------------------------------
MainStay Moderate
  Allocation Fund            5,314,429            2,106,482
-----------------------------------------------------------
MainStay Moderate
  Growth Allocation
  Fund                       3,525,023            2,684,785
-----------------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 6--LINE OF CREDIT:

The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Allocation Funds on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were as follows:

                                 PURCHASES     SALES
MainStay Conservative
  Allocation Fund                 $ 63,399   $13,823
----------------------------------------------------
MainStay Growth Allocation Fund     67,014    19,486
----------------------------------------------------
MainStay Moderate Allocation
  Fund                             119,075    32,699
----------------------------------------------------
MainStay Moderate Growth
  Allocation                       132,429    48,312
  Fund
----------------------------------------------------



NOTE 8--CAPITAL SHARE TRANSACTIONS:

MAINSTAY CONSERVATIVE ALLOCATION FUND


 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                      218,189   $ 2,316,647
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        601         6,356
Shares redeemed                  (23,173)     (247,359)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     195,617     2,075,644
Shares converted from Class A
  (See Note 1)                   985,723    10,369,805
Shares converted from Class B
  (See Note 1)                    12,966       137,306
                               -----------------------
Net increase                   1,194,306   $12,582,755
                               =======================



* Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    63

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    3,703,447   $ 39,985,201
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              312,240      3,373,812
Shares redeemed                 (890,573)    (9,610,477)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,125,114     33,748,536
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)            (985,723)   (10,369,805)
Shares converted from Class
  B
  (See Note 1)                   157,753      1,691,808
                              -------------------------
Net increase                   2,297,144   $ 25,070,539
                              =========================

Year ended October 31, 2007:
Shares sold                    3,966,863   $ 43,633,844
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              158,164      1,713,252
Shares redeemed               (1,072,338)   (11,813,962)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,052,689     33,533,134
Shares converted from Class
  B
  (See Note 1)                   135,351      1,491,783
                              -------------------------
Net increase                   3,188,040   $ 35,024,917
                              =========================




 CLASS B                         SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                     958,388   $10,253,096
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    74,103       799,937
Shares redeemed                (244,816)   (2,625,631)
                               ----------------------
Net increase in shares
  outstanding before
  conversion                    787,675     8,427,402
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (158,404)   (1,691,808)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)            (13,015)     (137,306)
                               ----------------------
Net increase                    616,256   $ 6,598,288
                               ======================

Year ended October 31, 2007:
Shares sold                     852,162   $ 9,348,709
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    43,393       468,570
Shares redeemed                (174,228)   (1,912,064)
                               ----------------------
Net increase in shares
  outstanding before
  conversion                    721,327     7,905,215
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (135,707)   (1,491,783)
                               ----------------------
Net increase                    585,620   $ 6,413,432
                               ======================




 CLASS C                         SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                     893,922   $ 9,649,313
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    58,322       629,419
Shares redeemed                (295,555)   (3,167,688)
                               ----------------------
Net increase                    656,689   $ 7,111,044
                               ======================

Year ended October 31, 2007:
Shares sold                     971,554   $10,670,934
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    24,310       262,677
Shares redeemed                (201,204)   (2,211,640)
                               ----------------------
Net increase                    794,660   $ 8,721,971
                               ======================




 CLASS I                          SHARES      AMOUNT
Six months ended April 30,
  2008:
Shares sold                       43,091   $ 475,661
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                5,204      56,567
Shares redeemed                  (16,211)   (171,185)
                                 -------------------
Net increase                      32,084   $ 361,043
                                 ===================

Year ended October 31, 2007:
Shares sold                       38,315   $ 424,117
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                2,549      27,752
Shares redeemed                     (699)     (7,695)
                                 -------------------
Net increase                      40,165   $ 444,174
                                 ===================



MAINSTAY GROWTH ALLOCATION FUND

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                      302,523   $ 3,516,272
Shares redeemed                  (45,088)     (529,417)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     257,435     2,986,855
Shares converted from Class A
  (See Note 1)                 2,744,514    31,067,895
Shares converted from Class B
  (See Note 1)                    22,694       255,308
                               -----------------------
Net increase                   3,024,643   $34,310,058
                               =======================



* Investor Class shares were first offered on February 28, 2008.




64    MainStay Funds

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    2,836,917   $ 33,855,535
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              455,608      5,608,534
Shares redeemed               (1,018,113)   (12,037,012)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   2,274,412     27,427,057
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (2,744,514)   (31,067,895)
Shares converted from Class
  B
  (See Note 1)                   170,050      2,013,078
                              -------------------------
Net decrease                    (300,052)  $ (1,627,760)
                              =========================

Year ended October 31, 2007:
Shares sold                    4,449,677   $ 56,150,621
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              182,917      2,211,456
Shares redeemed                 (999,026)   (12,823,272)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   3,633,568     45,538,805
Shares converted from Class
  B
  (See Note 1)                   280,644      3,573,779
                              -------------------------
Net increase                   3,914,212   $ 49,112,584
                              =========================




 CLASS B                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,340,394   $15,766,057
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    217,671     2,651,232
Shares redeemed                 (444,749)   (5,178,121)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   1,113,316    13,239,168
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (172,186)   (2,013,078)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (23,001)     (255,308)
                               -----------------------
Net increase                     918,129   $10,970,782
                               =======================

Year ended October 31, 2007:
Shares sold                    2,659,491   $33,050,861
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     94,701     1,135,383
Shares redeemed                 (374,329)   (4,712,777)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   2,379,863    29,473,467
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (284,045)   (3,573,779)
                               -----------------------
Net increase                   2,095,818   $25,899,688
                               =======================




 CLASS C                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                      233,940   $ 2,791,143
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               41,986       512,229
Shares redeemed                 (176,408)   (2,048,567)
                                ----------------------
Net increase                      99,518   $ 1,254,805
                                ======================
Year ended October 31, 2007:
Shares sold                      476,584   $ 5,982,040
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               22,520       270,228
Shares redeemed                 (214,350)   (2,692,580)
                                ----------------------
Net increase                     284,754   $ 3,559,688
                                ======================




 CLASS I                         SHARES       AMOUNT
Six months ended April 30,
  2008:
Shares sold                      88,328   $1,064,514
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               1,918       23,820
Shares redeemed                      (6)         (80)
                                 -------------------
Net increase                     90,240   $1,088,254
                                 ===================

Year ended October 31, 2007:
Shares sold                      12,322   $  158,118
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                  52          656
Shares redeemed                  (5,863)     (74,885)
                                 -------------------
Net increase                      6,511   $   83,889
                                 ===================



MAINSTAY MODERATE ALLOCATION FUND


 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                      488,150   $ 5,409,635
Shares redeemed                  (61,248)     (684,023)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     426,902     4,725,612
Shares converted from Class A
  (See Note 1)                 2,903,948    31,798,226
Shares converted from Class B
  (See Note 1)                    20,766       226,974
                               -----------------------
Net increase                   3,351,616   $36,750,812
                               =======================



* Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    65

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    5,518,588   $ 62,162,753
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              678,224      7,752,114
Shares redeemed               (1,836,817)   (20,555,839)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   4,359,995     49,359,028
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (2,906,602)   (31,798,226)
Shares converted from Class
  B
  (See Note 1)                   229,465      2,570,624
                              -------------------------
Net increase                   1,682,858   $ 20,131,426
                              =========================
Year ended October 31, 2007:
Shares sold                    6,900,990   $ 80,297,539
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              420,630      4,776,242
Shares redeemed               (1,498,656)   (17,485,115)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   5,822,964     67,588,666
Shares converted from Class
  B
  (See Note 1)                   341,286      3,974,063
                              -------------------------
Net increase                   6,164,250   $ 71,562,729
                              =========================




 CLASS B                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,927,061   $21,468,114
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    214,703     2,441,159
Shares redeemed                 (460,228)   (5,126,489)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   1,681,536    18,782,784
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (231,164)   (2,570,624)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (20,939)     (226,974)
                               -----------------------
Net increase                   1,429,433   $15,985,186
                               =======================

Year ended October 31, 2007:
Shares sold                    2,634,833   $30,465,458
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    139,841     1,579,169
Shares redeemed                 (534,316)   (6,171,707)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   2,240,358    25,872,920
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (342,997)   (3,974,063)
                               -----------------------
Net increase                   1,897,361   $21,898,857
                               =======================




 CLASS C                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                      803,169   $ 8,975,502
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     96,578     1,099,067
Shares redeemed                 (340,747)   (3,798,301)
                               -----------------------
Net increase                     559,000   $ 6,276,268
                               =======================

Year ended October 31, 2007:
Shares sold                    1,486,635   $17,255,716
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     52,193       590,309
Shares redeemed                 (333,112)   (3,858,952)
                               -----------------------
Net increase                   1,205,716   $13,987,073
                               =======================




 CLASS I                         SHARES       AMOUNT
Six months ended April 30,
  2008:
Shares sold                     526,551   $6,231,022
Shares issued to shareholders
  in reinvestment of dividends
  and distributions              17,754      203,462
Shares redeemed                 (63,093)    (717,050)
                                --------------------
Net increase                    481,212   $5,717,434
                                ====================

Year ended October 31, 2007:
Shares sold                     111,589   $1,336,141
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 382        4,338
Shares redeemed                  (4,358)     (51,209)
                                --------------------
Net increase                    107,613   $1,289,270
                                ====================



MAINSTAY MODERATE GROWTH ALLOCATION FUND


 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                      572,540   $ 6,494,530
Shares redeemed                  (83,995)     (957,731)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                     488,545     5,536,799
Shares converted from Class A
  (See Note 1)                 4,257,021    47,210,362
Shares converted from Class B
  (See Note 1)                    29,009       319,967
                               -----------------------
Net increase                   4,774,575   $53,067,128
                               =======================



* Investor Class shares were first offered on February 28, 2008.




66    MainStay Funds

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    5,343,446   $ 61,919,514
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              846,484     10,039,287
Shares redeemed               (1,628,351)   (18,839,125)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   4,561,579     53,119,676
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (4,257,021)   (47,210,362)
Shares converted from Class
  B
  (See Note 1)                   272,793      3,160,237
                              -------------------------
Net increase                     577,351   $  9,069,551
                              =========================

Year ended October 31, 2007:
Shares sold                    7,490,218   $ 91,003,918
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              324,749      3,802,824
Shares redeemed               (1,992,969)   (24,526,468)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   5,821,998     70,280,274
Shares converted from Class
  B
  (See Note 1)                   419,478      5,133,384
                              -------------------------
Net increase                   6,241,476   $ 75,413,658
                              =========================




 CLASS B                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                    2,248,103   $25,606,790
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    340,196     4,004,103
Shares redeemed                 (542,121)   (6,198,650)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   2,046,178    23,412,243
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (275,195)   (3,160,237)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (29,301)     (319,967)
                               -----------------------
Net increase                   1,741,682   $19,932,039
                               =======================

Year ended October 31, 2007:
Shares sold                    3,988,978   $48,009,132
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    144,617     1,681,839
Shares redeemed                 (620,546)   (7,520,120)
                               -----------------------
Net increase in shares
  outstanding before
  conversion                   3,513,049    42,170,851
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (423,484)   (5,133,384)
                               -----------------------
Net increase                   3,089,565   $37,037,467
                               =======================




 CLASS C                         SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                     439,217   $ 5,049,443
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    87,032     1,024,371
Shares redeemed                (265,578)   (3,032,410)
                               ----------------------
Net increase                    260,671   $ 3,041,404
                               ======================

Year ended October 31, 2007:
Shares sold                     995,365   $12,020,600
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    37,824       439,910
Shares redeemed                (272,094)   (3,268,911)
                               ----------------------
Net increase                    761,095   $ 9,191,599
                               ======================




 CLASS I                          SHARES      AMOUNT
Six months ended April 30,
  2008:
Shares sold                       36,926   $ 443,701
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                3,947      47,134
Shares redeemed                  (12,139)   (134,673)
                                 -------------------
Net increase                      28,734   $ 356,162
                                 ===================

Year ended October 31, 2007:
Shares sold                       56,610   $ 708,292
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                   34         400
Shares redeemed                   (6,070)    (74,369)
                                 -------------------
Net increase                      50,574   $ 634,323
                                 ===================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Funds do not believe the adoption of SFAS No. 157, effective for the Funds for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Funds' financial statements. However, additional disclosures may be required about the inputs used to

                                                   mainstayinvestments.com    67
develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statements and related disclosures.



68    MainStay Funds

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund and Moderate Growth Allocation Fund (collectively, the "Funds"), which was comprised solely of Independent Directors, unanimously approved the Amended and Restated Management Agreement (the "Agreement") for the Asset Allocation Funds for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Funds prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Funds. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Funds prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Funds' investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Funds to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Funds, but did not result in a material amendment to the Funds' prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Asset Allocation Funds by NYLIM as adviser to the Funds; (ii) the investment performance of the Funds; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow, and the extent to which economies of scale may benefit the Funds' investors; and (v) the reasonableness of the Funds' management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Funds, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Funds' shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Asset Allocation Funds. The Board evaluated NYLIM's experience in serving as manager of the Funds, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Funds, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Funds' legal and compliance environment, and in implementing Board directives as they relate to the Funds. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Funds' officers. The Board considered the scope and quality of NYLIM's services

                                                   mainstayinvestments.com    69
provided to the Funds' shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Funds, including recent enhancements to investment teams at NYLIM's Equity Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Funds. In this regard, the Board considered the experience of the Funds' portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Funds' prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Funds are likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE ASSET ALLOCATION FUNDS

In evaluating the Funds' investment performance, the Board considered investment performance results in light of the Funds' investment objectives, strategies and risks, as disclosed in the Funds' prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Funds throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Funds' gross and net returns, the Funds' investment performance relative to relevant investment categories and Fund benchmarks, the Funds' risk-adjusted investment performance, and the Funds' investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Funds as compared to similar mutual funds managed by other investment advisers.

In considering the Funds' investment performance, the Board gave weight to ongoing discussions with senior management at NYLIM concerning the Funds' investment performance, as well as discussions between the Funds' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In evaluating the investment performance of the Funds, the Board also took into consideration whether the Funds had been in operation for a sufficient time period to establish a meaningful performance track record. In considering the Funds' investment performance, the Board focused principally on the Funds' long-term performance track records, as opposed to the Funds' short-term investment performance.

With respect to the Funds, which invest substantially all of their assets in other funds advised by NYLIM, the Board considered the rationale for selecting the underlying funds in which the Funds invest, including, in particular, the investment performance record of those underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Funds' investment performance over time has been satisfactory. The Funds disclose more information about performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Funds' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS REALIZED, BY NYLIM AND ITS
AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Funds over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Funds, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Funds, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Funds and their shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Funds. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the


70    MainStay Funds

Funds, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Funds was reasonable in all material respects.

In considering the costs and profitability of the Funds, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates due to their relationship with the Funds. The Board recognized, for example, the benefits to NYLIM from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM in exchange for commissions paid by the Funds with respect to trades on the Asset Allocation Funds' portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Funds, NYLIM affiliates also earn revenues from serving the Funds in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Funds to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Funds is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROW

The Board also considered whether the Funds' expense structure permitted economies of scale to be shared with the Funds' investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Funds' management fees compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Funds benefit from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Asset Allocation Funds' assets grow over time. The Board also observed that NYLIM subsidizes many of the Funds' overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Funds' expense structure appropriately reflects economies of scale for the benefit of the Funds' investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Funds expense structure as the Funds continue to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Asset Allocation Funds' total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Funds. In this regard, the Board took into account the relative scope of services provided to the Funds as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Funds' management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Funds' peer groups.

In assessing the reasonableness of the Funds' management fees and total ordinary operating expenses, the Board also took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years, and observed that NYLIM has subsidized the total ordinary operating expenses of the Funds and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with the prior approval of the Board.

The Board noted that the Funds do not pay a management fee to NYLIM, but that shareholders of the Funds indirectly pay the management fees of the underlying funds in which the Funds invest. The Board considered NYLIM's process for monitoring and disclosing potential conflicts in its selection of underlying funds for the Funds.

Based on these considerations, the Board concluded that the Funds' management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supported the conclusion that these fees and expenses are reasonable.


                                                   mainstayinvestments.com    71

CONCLUSION

On the basis of the information provided to it and its evaluation of that information, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



72    MainStay Funds

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-
6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    73

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 ---------------------------------------------------------------------------------------------
       Not FDIC insured.              No bank guarantee.                May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com
                                                              Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-AO13113         (RECYCLE LOGO)            MS156-08           MSAA10-06/08
                                                                          A2

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY RETIREMENT 2010 FUND

                 MAINSTAY RETIREMENT 2020 FUND

                 MAINSTAY RETIREMENT 2030 FUND

                 MAINSTAY RETIREMENT 2040 FUND

                 MAINSTAY RETIREMENT 2050 FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM
THE PRESIDENT

Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President



                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)

                 MAINSTAY RETIREMENT 2010 FUND

                 MAINSTAY RETIREMENT 2020 FUND

                 MAINSTAY RETIREMENT 2030 FUND

                 MAINSTAY RETIREMENT 2040 FUND

                 MAINSTAY RETIREMENT 2050 FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

MAINSTAY RETIREMENT 2010 FUND               5
---------------------------------------------

MAINSTAY RETIREMENT 2020 FUND              18
---------------------------------------------

MAINSTAY RETIREMENT 2030 FUND              31
---------------------------------------------

MAINSTAY RETIREMENT 2040 FUND              44
---------------------------------------------

MAINSTAY RETIREMENT 2050 FUND              57
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              70
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        80
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       80

MAINSTAY RETIREMENT 2010 FUND
INVESTMENT AND PERFORMANCE COMPARISON*

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges          -9.47%     -4.31%
Excluding sales charges     -4.20       1.26




(PERFORMANCE GRAPH)

                                                                   LEHMAN BROTHERS
                                           S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS      INDEX       INDEX           INDEX
                        --------------     -------    ---------    ---------------
6/30/07                     9450.00       10000.00     10000.00        10000.00
4/30/08                     9569.00        9367.00      9641.00        10800.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges          -9.47%     -4.31%
Excluding sales charges     -4.20       1.26




(PERFORMANCE GRAPH)

                                                              LEHMAN BROTHERS
                                      S&P 500    MSCI EAFE     AGGREGATE BOND
                          CLASS A      INDEX       INDEX           INDEX
                          -------     -------    ---------    ---------------
6/30/07                  23625.00    25000.00     25000.00        25000.00
4/30/08                  23923.00    23416.00     24103.00        27000.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       SINCE
TOTAL RETURNS     MONTHS    INCEPTION
-------------------------------------
                   -4.08%      1.49%




(PERFORMANCE GRAPH)

                                                   LEHMAN BROTHERS
                           S&P 500    MSCI EAFE     AGGREGATE BOND
               CLASS I      INDEX       INDEX           INDEX
               -------     -------    ---------    ---------------
6/30/07       10000.00    10000.00     10000.00        10000.00
4/30/08       10149.00     9367.00      9641.00        10800.00





* Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                              SIX       SINCE
                                                  MONTHS    INCEPTION
---------------------------------------------------------------------
S&P 500(R) Index(2)                                -9.21      -3.59
Lehman Brothers(R) Aggregate Bond Index(4)          4.08       8.00
Average Lipper mixed-asset target 2010 fund(5)     -4.42      -0.64



   the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
1. From inception (6/29/07) through 2/27/08, performance for Investor Class shares (first offered 2/28/08) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for the Investor Class might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Retirement 2010 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2010 FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from November 1, 2007, through April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,012.10        $0.65          $1,007.83         $0.65
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  958.00        $1.85          $1,022.97         $1.91
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  959.20        $0.63          $1,024.22         $0.65
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.38% for Investor Class, 0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.91 and the ending account value would have been $1,022.97.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

Total Return                                    64.3
Growth of Capital                                 21
Capital Appreciation                             7.3
Current Income                                   6.3
Cash and Other Assets, Less Liabilities          1.1





See Portfolio of Investments on page 13 for specific holdings within these categories.






8    MainStay Retirement 2010 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2010 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Retirement 2010 Fund returned -4.20% for Investor Class shares(1) and -4.20 for Class A shares for the six months ended April 30, 2008. Over the same period, Class I shares returned -4.08%. All share classes outperformed the -4.42% return of the average Lipper(2) mixed-asset target 2010 fund and outperformed the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. As of April 30, 2008, Class R1, Class R2 and Class R3 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities market index. See page 5 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATIONS AMONG UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

MainStay Retirement 2010 Fund invests in other Funds, which are referred to as Underlying Funds. The Fund generally seeks Underlying Equity Funds that have a demonstrated track record of capable management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Although all of the Underlying Equity Funds in which the Fund invested generated negative returns for the reporting period, the best-performing Underlying Equity Funds in which the Fund invested were MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund. The worst-performing Underlying Equity Funds owned by the Fund were MainStay Small Cap Opportunity Fund and MainStay Small Cap Growth Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the reporting period, U.S. economic growth was sluggish and the Federal Open Market Committee aggressively lowered the federal funds target rate, which led to lower interest rates in the U.S. Treasury market, a steeper yield curve and higher prices. Among mortgage-backed securities and corporate bonds, concerns about the subprime-mortgage crisis, the weak housing market, and the deleveraging of financial institutions caused spreads(4) to widen as yields declined. During the reporting period, U.S. Treasury securities outperformed all other fixed-income asset classes.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are more difficult to identify and exploit with fixed-income instruments than with equities, and the Fund's fixed-income positions tend to be more strategic as a result. The Fund's position in high-yield bonds was modest throughout 2007, as we viewed the asset class to be potentially vulnerable to a correction.

Toward the end of the reporting period, the Fund's position in JPMorgan Multi Cap Equity Market Neutral Fund, an Underlying Fund that acts largely as a "cash plus" alternative, was sold and the proceeds were directed to MainStay 130/30 High Yield Fund. The JPMorgan Multi Cap Equity Market Neutral Fund was

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the S&P 500(R) Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGES 11 AND 12 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                    mainstayinvestments.com    9
deemed to be an attractive alternative to bonds when spreads were tight. We reversed that stance, however, when credit spreads widened and we once again perceived high-yield bonds to be attractively priced.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The best-performing Underlying Fixed Income Funds in which the Fund invested were American Century International Bond Fund and Western Asset Inflation Indexed Plus Bond Fund. The worst-performing Underlying Fixed Income Funds owned by the Fund were MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Retirement 2010 Fund

MainStay Retirement 2010 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.


                                                   mainstayinvestments.com    11

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.



12    MainStay Retirement 2010 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (91.7%)+
-----------------------------------------------------------

EQUITY FUNDS (52.9%)
MainStay 130/30 Core Fund Class
  I                                   7,114   $      61,681
MainStay 130/30 International
  Fund Class I                       13,882         123,550
MainStay Common Stock Fund
  Class I                            18,648         247,831
MainStay Growth Equity Fund
  Class I                            44,139         532,761
MainStay ICAP Equity Fund Class
  I                                  25,994       1,028,585
MainStay ICAP International
  Fund Class I                       18,423         682,756
MainStay ICAP Select Equity
  Fund Class I                       27,695       1,024,453
MainStay International Equity
  Fund Class I                       29,237         438,264
MainStay Large Cap Growth Fund
  Class I (a)                       185,323       1,289,850
MainStay Large Cap Opportunity
  Fund Class I                       36,425         330,738
MainStay MAP Fund Class I            13,101         445,705
MainStay S&P 500 Index Fund
  Class I                            12,556         402,796
MainStay Small Cap Growth Fund
  Class I                             8,440         126,425
MainStay Small Cap Opportunity
  Fund Class I                        2,901          40,241
                                              -------------
                                                  6,775,636
                                              -------------

FIXED INCOME FUNDS (38.8%)
MainStay 130/30 High Yield Fund
  Class I                            39,375         390,602
MainStay Floating Rate Fund
  Class I                            15,091         138,539
MainStay High Yield Corporate
  Bond Fund Class I                  46,096         276,117
MainStay Indexed Bond Fund
  Class I                           322,399       3,517,374
MainStay Intermediate Term Bond
  Fund Class I                       64,815         638,427
                                              -------------
                                                  4,961,059
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $11,810,130)                             11,736,695
                                              -------------



UNAFFILIATED INVESTMENT COMPANIES (7.2%)
-----------------------------------------------------------

EQUITY FUNDS (2.8%)
Lazard International Small Cap
  Portfolio Institutional
  Shares                             11,915         121,057
T. Rowe Price Emerging Markets
  Stock Fund                          5,850         238,521
                                              -------------
                                                    359,578
                                              -------------

FIXED INCOME FUNDS (4.4%)
American Century International
  Bond Fund Institutional Class       8,845         137,192
Western Asset Inflation Indexed
  Plus Bond Portfolio
  Institutional Class                39,650         429,803
                                              -------------
                                                    566,995
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $938,190)                                   926,573
                                              -------------
Total Investments
  (Cost $12,748,320) (b)               98.9%     12,663,268
Cash and Other Assets,
  Less Liabilities                      1.1         141,095
                                      -----    ------------
Net Assets                            100.0%  $  12,804,363
                                      =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  At April 30, 2008, cost is $12,748,445
     for federal income tax purposes and net
     unrealized depreciation is as follows:




Gross unrealized appreciation      $  34,445
Gross unrealized depreciation       (119,622)
                                   ---------
Net unrealized depreciation        $ (85,177)
                                   =========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $11,810,130)                   $11,736,695
Investment in unaffiliated
  investment companies, at value
  (identified cost $938,190)              926,573
Receivables:
  Fund shares sold                        102,977
  Investment securities sold               21,891
  Manager                                  17,051
  Interest                                      3
Unamortized offering costs                 15,620
Other assets                               64,168
                                      -----------
     Total assets                      12,884,978
                                      -----------
LIABILITIES:
Payables:
  Offering costs                           38,100
  Due to custodian                         21,892
  Professional fees                        11,097
  Shareholder communication                 5,036
  Custodian                                 2,196
  NYLIFE Distributors (See Note 3)          1,104
  Directors                                    79
Accrued expenses                            1,111
                                      -----------
     Total liabilities                     80,615
                                      -----------
Net assets                            $12,804,363
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    12,709
Additional paid-in capital             12,830,773
                                      -----------
                                       12,843,482
Accumulated undistributed net
  investment income                        51,895
Accumulated net realized loss on
  investments                              (5,962)
Net unrealized depreciation on
  investments                             (85,052)
                                      -----------
Net assets                            $12,804,363
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    41,365
                                      ===========
Shares of capital stock outstanding         4,106
                                      ===========
Net asset value per share
  outstanding                         $     10.07
Maximum sales charge (5.50% of
  offering price)                            0.59
                                      -----------
Maximum offering price per share
  outstanding                         $     10.66
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 5,525,383
                                      ===========
Shares of capital stock outstanding       548,555
                                      ===========
Net asset value per share
  outstanding                         $     10.07
Maximum sales charge (5.50% of
  offering price)                            0.59
                                      -----------
Maximum offering price per share
  outstanding                         $     10.66
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $ 7,212,615
                                      ===========
Shares of capital stock outstanding       715,757
                                      ===========
Net asset value and offering price
  per share outstanding               $     10.08
                                      ===========
CLASS R3*
Net assets applicable to outstanding
  shares                              $    25,000
                                      ===========
Shares of capital stock outstanding         2,483
                                      ===========
Net asset value and offering price
  per share outstanding               $     10.07
                                      ===========





* Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.





14    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED



INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies   $  83,078
  Dividend distributions from
     unaffiliated investment
     companies                            14,263
  Interest                                    14
                                       ---------
     Total income                         97,355
                                       ---------
EXPENSES:
  Offering (See Note 3)                   45,484
  Professional fees                       15,459
  Registration                            11,114
  Custodian                                4,557
  Manager (See Note 3)                     3,867
  Distribution/Service--Investor
     Class (See Note 3)                       14
  Distribution/Service--Class A (See
     Note 3)                               3,270
  Transfer agent--Class A (See Note
     3)                                      474
  Transfer agent--Class I (See Note
     3)                                    2,473
  Shareholder communication                  111
  Directors                                   20
  Miscellaneous                            2,248
                                       ---------
     Total expenses before
       waiver/reimbursement               89,091
  Expense waiver/reimbursement from
     Manager (See Note 3)                (80,973)
                                       ---------
     Net expenses                          8,118
                                       ---------
Net investment income                     89,237
                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                        (86,044)
  Unaffiliated investment company
     transactions                         (4,643)
                                       ---------
                                         (90,687)
                                       ---------
Realized gain distributions from
  affiliated investment companies         59,203
Realized gain distributions from
  unaffiliated investment companies       25,652
                                       ---------
Net realized loss from affiliated and
  unaffiliated investment companies       (5,832)
                                       ---------
Net change in unrealized appreciation
  on investments                        (122,443)
                                       ---------
Net realized and unrealized loss on
  investments                           (128,275)
                                       ---------
Net decrease in net assets resulting
  from operations                      $ (39,038)
                                       =========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATION) THROUGH OCTOBER 31, 2007


                                        2008         2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $    89,237   $    4,733
 Net realized gain (loss) from
  affiliated and unaffiliated
  investment companies                (5,832)       3,951
 Net change in unrealized
  appreciation on investments       (122,443)      37,391
                                 ------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                         (39,038)      46,075
                                 ------------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                           (1,359)          --
    Class I                          (40,716)          --
                                 ------------------------
                                     (42,075)          --
                                 ------------------------
 From net realized gain on investments:
    Class A                             (163)          --
    Class I                           (3,918)          --
                                 ------------------------
                                      (4,081)          --
                                 ------------------------
 Total dividends and
  distributions to shareholders      (46,156)          --
                                 ------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          12,638,848    1,165,196
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       46,156           --
 Cost of shares redeemed          (1,006,668)         (50)
                                 ------------------------
    Increase in net assets
     derived from capital share
     transactions                 11,678,336    1,165,146
                                 ------------------------
    Net increase in net assets    11,593,142    1,211,221

NET ASSETS:
Beginning of period                1,211,221           --
                                 ------------------------
End of period                    $12,804,363   $1,211,221
                                 ========================
Accumulated undistributed net
 investment income at end of
 period                          $    51,895   $    4,733
                                 ========================






16    MainStay Retirement 2010 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS             CLASS A                      CLASS I
                                   --------------    -------------------------    -------------------------
                                    FEBRUARY 28,                     JUNE 29,                     JUNE 29,
                                        2008*        SIX MONTHS       2007*       SIX MONTHS       2007*        CLASS R3
                                       THROUGH          ENDED        THROUGH         ENDED        THROUGH      ---------
                                      APRIL 30,       APRIL 30,    OCTOBER 31,     APRIL 30,    OCTOBER 31,    APRIL 30,

                                   -------------------------------------------------------------------------------------
                                       2008**          2008**          2007         2008**          2007         2008**

Net asset value at
  beginning of period                  $ 9.95          $10.57         $10.00        $10.58         $10.00        $10.07
                                       ------          ------         ------        ------         ------        ------
Net investment income
  (a)                                    0.04            0.11           0.06          0.12           0.08            --
Net realized and
  unrealized gain
  (loss) on
  investments                            0.08           (0.55)          0.51         (0.55)          0.50            --
                                       ------          ------         ------        ------         ------        ------
Total from investment
  operations                             0.12           (0.44)          0.57         (0.43)          0.58            --
                                       ------          ------         ------        ------         ------        ------
Less dividends and
  distributions:
  From net investment
     income                                --           (0.05)            --         (0.06)            --            --
  From net realized
     gain on
     investments                           --           (0.01)            --         (0.01)            --            --
                                       ------          ------         ------        ------         ------        ------
Total dividends and
  distributions                            --           (0.06)            --         (0.07)            --            --
                                       ------          ------         ------        ------         ------        ------
Net asset value at
  end of period                        $10.07          $10.07         $10.57        $10.08         $10.58        $10.07(e)
                                       ======          ======         ======        ======         ======        ======
Total investment
  return (b)(c)                          1.21%          (4.20%)         5.70%        (4.08%)         5.80%           --
Ratios (to average
  net
  assets)/Supplemen-
  tal Data:
  Net investment
     income                              2.63%+          2.15%+         1.83%+        2.39%+         2.42%+          --
  Net expenses (d)                       0.38%+          0.38%+         0.38%+        0.13%+         0.13%+          --
  Expenses (before
     waiver/reim-
     bursement) (d)                      2.02%+          2.40%+        31.10%+        2.26%+        30.84%+          --
Portfolio turnover
  rate                                     27%             27%            17%           27%            17%           27%
Net assets at end of
  period (in 000's)                    $   41          $5,525         $  281        $7,213         $  930        $   25




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

MAINSTAY RETIREMENT 2020 FUND
INVESTMENT AND PERFORMANCE COMPARISON*

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -10.41%     -5.30%
Excluding sales charges     -5.19       0.21





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                   LEHMAN BROTHERS
                                           S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS      INDEX       INDEX           INDEX
                        --------------     -------    ---------    ---------------
6/30/07                     9450.00       10000.00     10000.00        10000.00
4/30/08                     9470.00        9367.00      9641.00        10800.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -10.32%     -5.21%
Excluding sales charges     -5.10       0.31





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                              LEHMAN BROTHERS
                                      S&P 500    MSCI EAFE     AGGREGATE BOND
                          CLASS A      INDEX       INDEX           INDEX
                          -------     -------    ---------    ---------------
6/30/07                  23625.00    25000.00     25000.00        25000.00
4/30/08                  23698.00    23416.00     24103.00        27000.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       SINCE
TOTAL RETURNS     MONTHS    INCEPTION
-------------------------------------
                   -5.07%      0.43%





(PERFORMANCE GRAPH)                                         (With sales charges)


                                                   LEHMAN BROTHERS
                           S&P 500    MSCI EAFE     AGGREGATE BOND
               CLASS I      INDEX       INDEX           INDEX
               -------     -------    ---------    ---------------
6/30/07       10000.00    10000.00     10000.00        10000.00
4/30/08       10043.00     9367.00      9641.00        10800.00





* Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



18    MainStay Retirement 2020 Fund

 BENCHMARK PERFORMANCE                              SIX       SINCE
                                                  MONTHS    INCEPTION
---------------------------------------------------------------------
S&P 500(R) Index(2)                                -9.64%     -6.33%
MSCI EAFE(R) Index(3)                              -9.21      -3.59
Lehman Brothers(R) Aggregate Bond Index(4)          4.08       8.00
Average Lipper mixed-asset target 2020 fund(5)     -6.53      -2.65



   expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
1. From inception (6/29/07) through 2/27/08, performance for Investor Class shares (first offered 2/28/08) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for the Investor Class might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2020 FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from November 1, 2007, through April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)

INVESTOR CLASS SHARES(2)        $1,000.00       $1,014.20        $0.65          $1,007.83         $0.65
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  949.00        $1.84          $1,022.97         $1.91
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  949.30        $0.63          $1,024.22         $0.65
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.38% for Investor Class, 0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.91 and the ending account value would have been $1,022.97.
3. Investor Class shares commenced operations on February 28, 2008.



20    MainStay Retirement 2020 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

Current Income                                  56.7
Capital Appreciation                            25.3
Growth of Capital                               10.1
Total Return                                     7.4
Cash and Other Assets, Less Liabilities          0.5





See Portfolio of Investments on page 26 for specific holdings within these categories.


                                                   mainstayinvestments.com    21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2020 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Retirement 2020 Fund returned -5.19% for Investor Class shares(1) and -5.10% for Class A shares for the six months ended April 30, 2008. Over the same period, Class I shares returned -5.07%. All share classes outperformed the -6.53% return of the average Lipper(2) mixed-asset target 2020 fund and outperformed the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. As of April 30, 2008, Class R1, Class R2 and Class R3 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities market index. See page 18 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

MainStay Retirement 2020 Fund invests in other Funds, which are referred to as Underlying Funds. The Fund generally seeks Underlying Equity Funds that have a demonstrated track record of capable management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Although all of the Underlying Equity Funds in which the Fund invested generated negative returns for the reporting period, the best-performing Underlying Equity Funds in which the Fund invested were MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund. The worst-performing Underlying Equity Funds owned by the Fund were MainStay Small Cap Opportunity Fund and MainStay Small Cap Growth Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the reporting period, U.S. economic growth was sluggish and the Federal Open Market Committee aggressively lowered the federal funds target rate, which led to lower interest rates in the U.S. Treasury market, a steeper yield curve and higher prices. Among mortgage-backed securities and corporate bonds, concerns about the subprime-mortgage crisis, the weak housing market, and the deleveraging of financial institutions caused spreads(4) to widen as yields declined. During the reporting period, U.S. Treasury securities outperformed all other fixed-income asset classes.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are more difficult to identify and exploit with fixed-income instruments than with equities, and the Fund's fixed-income positions tend to be more strategic as a result. The Fund's position in high-yield bonds was modest throughout 2007, as we viewed the asset class to be potentially vulnerable to a correction.

Toward the end of the reporting period, the Fund's position in JPMorgan Multi Cap Equity Market Neutral Fund, an Underlying Fund that acts largely as a "cash plus" alternative, was sold and the proceeds were directed to MainStay 130/30 High Yield Fund. The JPMorgan Multi Cap Equity Market Neutral Fund was

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 19 for more information on Lipper Inc.
3. See footnote on page 19 for more information on the S&P 500(R) Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGES 24 AND 25 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


22    MainStay Retirement 2020 Fund
deemed to be an attractive alternative to bonds when spreads were tight. We reversed that stance, however, when credit spreads widened and we once again perceived high-yield bonds to be attractively priced.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The best-performing Underlying Fixed Income Funds in which the Fund invested were American Century International Bond Fund and Western Asset Inflation Indexed Plus Bond Fund. The worst-performing Underlying Fixed Income Funds owned by the Fund were MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    23

MainStay Retirement 2020 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.



24    MainStay Retirement 2020 Fund

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    25

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                   SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (94.2%)+
---------------------------------------------------------

EQUITY FUNDS (65.0%)
MainStay 130/30 Core Fund Class
  I                                 9,255   $      80,237
MainStay 130/30 International
  Fund Class I                     19,153         170,465
MainStay Common Stock Fund
  Class I                          24,286         322,759
MainStay Growth Equity Fund
  Class I                          52,060         628,363
MainStay ICAP Equity Fund Class
  I                                33,585       1,328,966
MainStay ICAP International
  Fund Class I                     25,350         939,480
MainStay ICAP Select Equity
  Fund Class I                     36,052       1,333,569
MainStay International Equity
  Fund Class I                     39,926         598,491
MainStay Large Cap Growth Fund
  Class I (a)                     247,475       1,722,423
MainStay Large Cap Opportunity
  Fund Class I                     44,400         403,155
MainStay MAP Fund Class I          20,706         704,430
MainStay S&P 500 Index Fund
  Class I                          16,621         533,211
MainStay Small Cap Growth Fund
  Class I                          14,197         212,670
MainStay Small Cap Opportunity
  Fund Class I                      4,850          67,266
                                            -------------
                                                9,045,485
                                            -------------

FIXED INCOME FUNDS (29.2%)
MainStay 130/30 High Yield Fund
  Class I                          41,857         415,220
MainStay Floating Rate Fund
  Class I                          30,762         282,394
MainStay High Yield Corporate
  Bond Fund Class I                54,880         328,728
MainStay Indexed Bond Fund
  Class I                         224,675       2,451,202
MainStay Intermediate Term Bond
  Fund Class I                     60,112         592,103
                                            -------------
                                                4,069,647
                                            -------------
Total Affiliated Investment
  Companies
  (Cost $13,188,968)                           13,115,132
                                            -------------



UNAFFILIATED INVESTMENT COMPANIES (5.3%)
---------------------------------------------------------

EQUITY FUNDS (3.6%)
Lazard International Small Cap
  Portfolio Institutional
  Shares                           16,246         165,062
T. Rowe Price Emerging Markets
  Stock Fund                        8,064         328,766
                                            -------------
                                                  493,828
                                            -------------

FIXED INCOME FUND (1.7%)
American Century International
  Bond Fund Institutional Class    15,553         241,228
                                            -------------
Total Unaffiliated Investment
  Companies
  (Cost $741,904)                                 735,056
                                            -------------
Total Investments
  (Cost $13,930,872) (b)             99.5%     13,850,188
Cash and Other Assets,
  Less Liabilities                    0.5          63,286
                                    -----    ------------
Net Assets                          100.0%  $  13,913,474
                                    =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  At April 30, 2008, cost is $13,930,977
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  57,862
Gross unrealized depreciation       (138,651)
                                   ---------
Net unrealized depreciation        $ (80,789)
                                   =========






26    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $13,188,968)                   $13,115,132
Investment in unaffiliated
  investment companies, at value
  (identified cost $741,904)              735,056
Receivables:
  Investment securities sold               42,538
  Manager                                  16,781
  Fund shares sold                         25,932
Unamortized offering costs                 15,621
Other assets                               64,111
                                      -----------
     Total assets                      14,015,171
                                      -----------
LIABILITIES:
Payables:
  Due to custodian                         42,539
  Offering costs                           38,100
  Professional fees                        11,097
  Shareholder communication                 5,030
  Custodian                                 2,375
  NYLIFE Distributors (See Note 3)          1,220
  Directors                                    74
  Transfer agent (See Note 3)                  53
Accrued expenses                            1,209
                                      -----------
     Total liabilities                    101,697
                                      -----------
Net assets                            $13,913,474
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 750 million shares
  authorized                          $    13,946
Additional paid-in capital             13,933,781
                                      -----------
                                       13,947,727
Accumulated undistributed net
  investment income                        38,155
Accumulated undistributed net
  realized gain on investments              8,276
Net unrealized depreciation on
  investments                             (80,684)
                                      -----------
Net assets                            $13,913,474
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   121,863
                                      ===========
Shares of capital stock outstanding        12,222
                                      ===========
Net asset value per share
  outstanding                         $      9.97
Maximum sales charge (5.50% of
  offering price)                            0.58
                                      -----------
Maximum offering price per share
  outstanding                         $     10.55
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 5,884,011
                                      ===========
Shares of capital stock outstanding       589,863
                                      ===========
Net asset value per share
  outstanding                         $      9.98
Maximum sales charge (5.50% of
  offering price)                            0.58
                                      -----------
Maximum offering price per share
  outstanding                         $     10.56
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $ 7,882,600
                                      ===========
Shares of capital stock outstanding       790,033
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.98
                                      ===========
CLASS R3*
Net assets applicable to outstanding
  shares                              $    25,000
                                      ===========
Shares of capital stock outstanding         2,505
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.98
                                      ===========



   * Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              27

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies   $  68,790
  Dividend distributions from
     unaffiliated investment
     companies                            10,727
  Interest                                    17
                                       ---------
     Total income                         79,534
                                       ---------
EXPENSES:
  Offering (See Note 3)                   45,484
  Professional fees                       15,451
  Registration                            11,110
  Custodian                                4,617
  Manager (See Note 3)                     4,008
  Distribution/Service--Investor
     Class (See Note 3)                       27
  Distribution/Service--Class A (See
     Note 3)                               3,566
  Transfer agent--Class A (See Note
     3)                                      545
  Transfer agent--Class I (See Note
     3)                                    2,386
  Shareholder communication                  105
  Directors                                   15
  Miscellaneous                            2,223
                                       ---------
     Total expenses before
       waiver/reimbursement               89,537
  Expense waiver/reimbursement from
     Manager
     (See Note 3)                        (80,934)
                                       ---------
     Net expenses                          8,603
                                       ---------
Net investment income                     70,931
                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                        (69,638)
  Unaffiliated investment company
     transactions                         (3,398)
                                       ---------
                                         (73,036)
                                       ---------
Realized gain distributions from
  affiliated investment companies         52,073
Realized gain distributions from
  unaffiliated investment companies       29,345
                                       ---------
Net realized gain from affiliated and
  unaffiliated investment companies        8,382
                                       ---------
Net change in unrealized appreciation
  on investments                        (105,868)
                                       ---------
Net realized and unrealized loss on
  investments                            (97,486)
                                       ---------
Net decrease in net assets resulting
  from operations                      $ (26,555)
                                       =========






28    MainStay Retirement 2020 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $    70,931   $  2,744
 Net realized gain from
  affiliated and unaffiliated
  investment companies                 8,382      4,722
 Net change in unrealized
  appreciation on investments       (105,868)    25,184
                                 ----------------------
 Net increase (decrease) in
  net assets resulting from
  operations                         (26,555)    32,650
                                 ----------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                           (1,259)        --
    Class I                          (34,261)        --
                                 ----------------------
                                     (35,520)        --
                                 ----------------------
From net realized gain on investments:
    Class A                             (217)        --
    Class I                           (4,611)        --
                                 ----------------------
                                      (4,828)        --
                                 ----------------------
 Total dividends and
  distributions to shareholders      (40,348)        --
                                 ----------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          13,360,496    704,014
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       40,348         --
 Cost of shares redeemed            (157,081)       (50)
                                 ----------------------
    Increase in net assets
     derived from capital share
     transactions                 13,243,763    703,964
                                 ----------------------
    Net increase in net assets    13,176,860    736,614
NET ASSETS:
Beginning of period                  736,614         --
                                 ----------------------
End of period                    $13,913,474   $736,614
                                 ======================
Accumulated undistributed net
 investment income at end of
 period                          $    38,155   $  2,744
                                 ======================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     INVESTOR CLASS             CLASS A                      CLASS I              CLASS R3
                                     --------------    -------------------------    -------------------------    ---------
                                      FEBRUARY 28,                     JUNE 29,                     JUNE 29,
                                          2008*        SIX MONTHS       2007*       SIX MONTHS       2007*
                                         THROUGH          ENDED        THROUGH         ENDED        THROUGH
                                        APRIL 30,       APRIL 30,    OCTOBER 31,     APRIL 30,    OCTOBER 31,    APRIL 30,

                                     -------------------------------------------------------------------------------------
                                         2008**          2008**          2007         2008**          2007         2008**

Net asset value at
  beginning of period                     $9.83          $10.57        $10.00         $10.57         $10.00        $9.98
                                          -----          ------        -------        ------         ------        -----
Net investment income
  (a)                                      0.03            0.08           0.04          0.09           0.05           --
Net realized and
  unrealized gain
  (loss) on investments                    0.11           (0.62)          0.53         (0.61)          0.52           --
                                          -----          ------        -------        ------         ------        -----
Total from investment
  operations                               0.14           (0.54)          0.57         (0.52)          0.57           --
                                          -----          ------        -------        ------         ------        -----
Less dividends and
  distributions:
  From net investment
     income                                  --           (0.04)            --         (0.06)            --           --
  From net realized
     gain on
     investments                             --           (0.01)            --         (0.01)            --           --
                                          -----          ------        -------        ------         ------        -----
Total dividends and
  distributions                              --           (0.05)            --         (0.07)            --           --
                                          -----          ------        -------        ------         ------        -----
Net asset value at end
  of period                               $9.97          $ 9.98        $ 10.57        $ 9.98         $10.57        $9.98(e)
                                          =====          ======        =======        ======         ======        =====
Total investment return
  (b)(c)                                   1.42%          (5.10%)         5.70%        (5.07%)         5.80%          --
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                    1.77%+          1.57%+         1.32%+        1.88%+         1.56%+         --
  Net expenses (d)                         0.38%+          0.38%+         0.38%+        0.13%+         0.13%+         --
  Expenses (before
     waiver/reimburse-
     ment) (d)                             1.92%+          2.33%+        35.65%+        2.18%+        35.16%+         --
Portfolio turnover rate                      30%             30%            25%           30%            25%          30%
Net assets at end of
  period (in 000's)                       $ 122          $5,884        $   297        $7,883         $  440        $  25




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.





30    MainStay Retirement 2020 Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2030 FUND
INVESTMENT AND PERFORMANCE COMPARISON*

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -12.12%     -6.94%
Excluding sales charges     -7.01      -1.52




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                   LEHMAN BROTHERS
                                           S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS      INDEX       INDEX           INDEX
                        --------------     -------    ---------    ---------------
6/30/07                     9450.00       10000.00     10000.00        10000.00
4/30/08                     9306.00        9367.00      9641.00        10800.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -12.12%     -6.94%
Excluding sales charges     -7.01      -1.52




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                              LEHMAN BROTHERS
                                      S&P 500    MSCI EAFE     AGGREGATE BOND
                          CLASS A      INDEX       INDEX           INDEX
                          -------     -------    ---------    ---------------
6/30/07                  23625.00    25000.00     25000.00        25000.00
4/30/08                  23266.00    23416.00     24103.00        27000.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       SINCE
TOTAL RETURNS     MONTHS    INCEPTION
-------------------------------------
                   -6.89%     -1.31%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                   LEHMAN BROTHERS
                           S&P 500    MSCI EAFE     AGGREGATE BOND
               CLASS I      INDEX       INDEX           INDEX
               -------     -------    ---------    ---------------
6/30/07       10000.00    10000.00     10000.00        10000.00
4/30/08        9869.00     9367.00      9641.00        10800.00





* Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    31

 BENCHMARK PERFORMANCE                                     SIX       SINCE
                                                         MONTHS    INCEPTION
----------------------------------------------------------------------------
S&P 500(R) Index(2)                                       -9.64%     -6.33%
MSCI EAFE(R) Index(3)                                     -9.21      -3.59
Lehman Brothers(R) Aggregate Bond Index(4)                 4.08       8.00
Average Lipper mixed-asset target 2030 fund(5)            -8.71      -4.63



   contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
1. From inception (6/29/07) through 2/27/08, performance for Investor Class shares (first offered 2/28/08) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for the Investor Class might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper, Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



32    MainStay Retirement 2030 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2030 FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from November 1, 2007, through April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,016.70        $0.65          $1,007.83         $0.65
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  929.90        $1.82          $1,022.97         $1.91
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  931.10        $0.62          $1,024.22         $0.65
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.38% for Investor Class, 0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.91 and the ending account value would have been $1,022.97.
3. Investor Class shares commenced operations on February 28, 2008.


                                                   mainstayinvestments.com    33

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

Total Return                                    48.4
Growth of Capital                               29.1
Capital Appreciation                            15.0
Current Income                                   6.9
Cash and Other Assets, Less Liabilities          0.6





See Portfolio of Investments on page 39 for specific holdings within these categories.







34    MainStay Retirement 2030 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2030 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Retirement 2030 Fund returned -7.01% for Investor Class Shares(1) and -7.01% for Class A shares for the six months ended April 30, 2008. Over the same period, Class I shares returned -6.89%. All share classes outperformed the -8.71% return of the average Lipper(2) mixed-asset target 2030 fund and the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. As of April 30, 2008, Class R1, Class R2 and Class R3 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities market index. See page 31 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

MainStay Retirement 2030 Fund invests in other Funds, which are referred to as Underlying Funds. The Fund generally seeks Underlying Equity Funds that have a demonstrated track record of capable management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING
FUNDS?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Although all of the Underlying Equity Funds in which the Fund invested generated negative returns for the reporting period, the best-performing Underlying Equity Funds in which the Fund invested were MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund. The worst-performing Underlying Equity Funds owned by the Fund were MainStay Small Cap Opportunity Fund and MainStay Small Cap Growth Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the reporting period, U.S. economic growth was sluggish and the Federal Open Market Committee aggressively lowered the federal funds target rate, which led to lower interest rates in the U.S. Treasury market, a steeper yield curve and higher prices. Among mortgage-backed securities and corporate bonds, concerns about the subprime-mortgage crisis, the weak housing market, and the deleveraging of financial institutions caused spreads(4) to widen as yields declined. During the reporting period, U.S. Treasury securities outperformed all other fixed-income asset classes.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are more difficult to identify and exploit with fixed-income instruments than with equities, and the Fund's fixed-income positions tend to be more strategic as a result. The Fund's position in high-yield bonds was modest throughout 2007, as we viewed the asset class to be potentially vulnerable to a correction.

Toward the end of the reporting period, the Fund's position in JPMorgan Multi Cap Equity Market Neutral Fund, an Underlying Fund that acts largely as a "cash plus" alternative, was sold and the proceeds were directed to MainStay 130/30 High Yield Fund. The JPMorgan Multi Cap Equity Market Neutral Fund was

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 32 for more information on Lipper Inc.
3. See footnote on page 32 for more information on the S&P 500(R) Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGES 37 AND 38 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    35
deemed to be an attractive alternative to bonds when spreads were tight. We reversed that stance, however, when credit spreads widened and we once again perceived high-yield bonds to be attractively priced.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The best-performing Underlying Fixed Income Funds in which the Fund invested were American Century International Bond Fund and Western Asset Inflation Indexed Plus Bond Fund. The worst-performing Underlying Fixed Income Funds owned by the Fund were MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


36    MainStay Retirement 2030 Fund

MainStay Retirement 2030 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.


                                                   mainstayinvestments.com    37

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.




38    MainStay Retirement 2030 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                     SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (93.2%)+
-----------------------------------------------------------

EQUITY FUNDS (76.5%)
MainStay 130/30 Core Fund Class
  I                                   9,323   $      80,827
MainStay 130/30 International
  Fund Class I                       21,011         187,002
MainStay Common Stock Fund
  Class I                            24,452         324,971
MainStay Growth Equity Fund
  Class I                            43,751         528,070
MainStay ICAP Equity Fund Class
  I                                  32,837       1,299,360
MainStay ICAP International
  Fund Class I                       27,749       1,028,385
MainStay ICAP Select Equity
  Fund Class I                       35,122       1,299,163
MainStay International Equity
  Fund Class I                       44,163         662,003
MainStay Large Cap Growth Fund
  Class I (a)                       261,238       1,818,216
MainStay Large Cap Opportunity
  Fund Class I                       35,563         322,909
MainStay MAP Fund Class I            29,760       1,012,437
MainStay S&P 500 Index Fund
  Class I                            15,592         500,180
MainStay Small Cap Growth Fund
  Class I                            19,960         299,002
MainStay Small Cap Opportunity
  Fund Class I                        7,036          97,585
                                              -------------
                                                  9,460,110
                                              -------------

FIXED INCOME FUNDS (16.7%)
MainStay 130/30 High Yield Fund
  Class I                            38,546         382,374
MainStay Floating Rate Fund
  Class I                            25,777         236,629
MainStay High Yield Corporate
  Bond Fund Class I                  39,373         235,843
MainStay Indexed Bond Fund
  Class I                            90,977         992,560
MainStay Intermediate Term Bond
  Fund Class I                       22,166         218,332
                                              -------------
                                                  2,065,738
                                              -------------
Total Affiliated Investment
  Companies
  (Cost $11,603,518)                             11,525,848
                                              -------------


UNAFFILIATED INVESTMENT COMPANIES (6.2%)
-----------------------------------------------------------

EQUITY FUNDS (4.4%)
Lazard International Small Cap
  Portfolio
  Institutional Shares               17,942         182,286
T. Rowe Price Emerging Markets
  Stock Fund                          8,809         359,138
                                              -------------
                                                    541,424
                                              -------------

FIXED INCOME FUND (1.8%)
American Century International
  Bond Fund Institutional Class      14,599         226,428
                                              -------------
Total Unaffiliated Investment
  Companies
  (Cost $780,971)                                   767,852
                                              -------------
Total Investments
  (Cost $12,384,489) (b)               99.4%     12,293,700
Cash and Other Assets,  Less
  Liabilities                           0.6          75,698
                                      -----    ------------
Net Assets                            100.0%  $  12,369,398
                                      =====    ============




+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  At April 30, 2008, cost is $12,384,822
     for federal income tax purposes and net
     unrealized depreciation is as follows:




Gross unrealized appreciation      $  53,865
Gross unrealized depreciation       (144,987)
                                   ---------
Net unrealized depreciation        $ (91,122)
                                   =========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies,
  at value (identified cost
  $11,603,518)                        $11,525,848
Investment in unaffiliated
  investment companies,
  at value (identified cost
  $780,971)                               767,852
Receivables:
  Fund shares sold                         38,358
  Investment securities sold               32,371
  Manager                                  16,972
  Interest                                      2
Unamortized offering costs                 15,621
Other assets                               64,104
                                      -----------
     Total assets                      12,461,128
                                      -----------
LIABILITIES:
Payables:
  Offering costs                           38,100
  Due to custodian                         32,357
  Professional fees                        11,057
  Shareholder communication                 5,028
  Custodian                                 2,608
  NYLIFE Distributors (See Note 3)          1,245
  Directors                                    83
  Transfer agent (See Note 3)                  37
Accrued expenses                            1,215
                                      -----------
     Total liabilities                     91,730
                                      -----------
Net assets                            $12,369,398
                                      ===========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share)
  750 million shares authorized       $    12,672
Additional paid-in capital             12,458,304
                                      -----------
                                       12,470,976
Accumulated distributions in excess
  of net investment income                 (4,247)
Accumulated net realized loss on
  investments                              (6,542)
Net unrealized depreciation on
  investments                             (90,789)
                                      -----------
Net assets                            $12,369,398
                                      ===========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $    43,847
                                      ===========
Shares of capital stock outstanding         4,494
                                      ===========
Net asset value per share
  outstanding                         $      9.76
Maximum sales charge (5.50% of
  offering price)                            0.57
                                      -----------
Maximum offering price per share
  outstanding                         $     10.33
                                      ===========
CLASS A
Net assets applicable to outstanding
  shares                              $ 6,180,113
                                      ===========
Shares of capital stock outstanding       633,467
                                      ===========
Net asset value per share
  outstanding                         $      9.76
Maximum sales charge (5.50% of
  offering price)                            0.57
                                      -----------
Maximum offering price per share
  outstanding                         $     10.33
                                      ===========
CLASS I
Net assets applicable to outstanding
  shares                              $ 6,120,438
                                      ===========
Shares of capital stock outstanding       626,673
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.77
                                      ===========
CLASS R3*
Net assets applicable to outstanding
  shares                              $    25,000
                                      ===========
Shares of capital stock outstanding         2,561
                                      ===========
Net asset value and offering price
  per share outstanding               $      9.76
                                      ===========





* Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.





40    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies   $  42,707
  Dividend distributions from
     unaffiliated investment
     companies                            11,297
  Interest                                     5
                                       ---------
     Total income                         54,009
                                       ---------
EXPENSES:
  Offering (See Note 3)                   45,484
  Professional fees                       15,441
  Registration                            11,110
  Custodian                                5,084
  Distribution/Service--Investor
     Class (See Note 3)                       14
  Distribution/Service--Class A (See
     Note 3)                               3,605
  Manager (See Note 3)                     3,509
  Transfer agent--Class A (See Note
     3)                                      690
  Transfer agent--Class I (See Note
     3)                                    2,225
  Shareholder communication                  103
  Directors                                   10
  Miscellaneous                            2,211
                                       ---------
     Total expenses before
       waiver/reimbursement               89,486
  Expense waiver/reimbursement from
     Manager
     (See Note 3)                        (81,481)
                                       ---------
     Net expenses                          8,005
                                       ---------
Net investment income                     46,004
                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                       (124,164)
  Unaffiliated investment company
     transactions                         (5,135)
                                       ---------
                                        (129,299)
                                       ---------
Realized gain distributions from
  affiliated investment companies         89,067
Realized gain distributions from
  unaffiliated investment companies       34,205
                                       ---------
Net realized loss from affiliated and
  unaffiliated investment companies       (6,207)
                                       ---------
Net change in unrealized appreciation
  on investments                        (118,470)
                                       ---------
Net realized and unrealized loss on
  investments                           (124,677)
                                       ---------
Net decrease in net assets resulting
  from operations                      $ (78,673)
                                       =========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $    46,004   $  1,572
 Net realized gain (loss) on
  investments                         (6,207)     6,125
 Net change in unrealized
  appreciation on investments       (118,470)    27,681
                                 ----------------------
 Net increase (decrease) in
  net assets resulting from
  operations                         (78,673)    35,378
                                 ----------------------

Dividends and distributions to shareholders:
  From net investment income:
    Class A                           (2,589)        --
    Class I                          (49,234)        --
                                 ----------------------
                                     (51,823)        --
                                 ----------------------
  From net realized gain on investments:
    Class A                             (366)        --
    Class I                           (6,094)        --
                                 ----------------------
                                      (6,460)        --
                                 ----------------------
 Total dividends and
  distributions to shareholders      (58,283)        --
                                 ----------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          12,085,078    624,135
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       58,283         --
 Cost of shares redeemed            (229,505)   (67,015)
                                 ----------------------
    Increase in net assets
     derived from capital share
     transactions                 11,913,856    557,120
                                 ----------------------
    Net increase in net assets    11,776,900    592,498

NET ASSETS:
Beginning of period                  592,498         --
                                 ----------------------
End of period                    $12,369,398   $592,498
                                 ======================
Accumulated net investment
 income (distributions in
 excess of net investment
 income) at end of period        $    (4,247)  $  1,572
                                 ======================






42    MainStay Retirement 2030 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS             CLASS A                      CLASS I              CLASS R3
                            --------------    -------------------------    -------------------------    ---------
                             FEBRUARY 28,                     JUNE 29,                     JUNE 29,
                                 2008*        SIX MONTHS       2007*       SIX MONTHS       2007*
                                THROUGH          ENDED        THROUGH         ENDED        THROUGH
                               APRIL 30,       APRIL 30,    OCTOBER 31,     APRIL 30,    OCTOBER 31,    APRIL 30,

                            -------------------------------------------------------------------------------------
                                2008**          2008**          2007         2008**          2007         2008**

Net asset value at
  beginning of period            $9.60          $10.59         $10.00        $10.60         $10.00        $9.76
                                 -----          ------         ------        ------         ------        -----
Net investment income             0.02(a)         0.05(a)        0.02          0.07(a)        0.03           --
Net realized and
  unrealized gain (loss)
  on investments                  0.14           (0.79)          0.57         (0.80)          0.57           --
                                 -----          ------         ------        ------         ------        -----
Total from investment
  operations                      0.16           (0.74)          0.59         (0.73)          0.60           --
                                 -----          ------         ------        ------         ------        -----
Less dividends and
  distributions:
  From net investment
     income                         --           (0.08)            --         (0.09)            --           --
  From net realized gain
     on investments                 --           (0.01)            --         (0.01)            --           --
                                 -----          ------         ------        ------         ------        -----
Total dividends and
  distributions                     --           (0.09)            --         (0.10)            --           --
                                 -----          ------         ------        ------         ------        -----
Net asset value at end of
  period                         $9.76          $ 9.76         $10.59        $ 9.77         $10.60        $9.76(e)
                                 =====          ======         ======        ======         ======        =====
Total investment return
  (c)                             1.67%(b)       (7.01)%(b)      5.90%(b)     (6.89)%(b)      6.00%(b)       --
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income           1.11%+          1.01%+         0.71%+        1.52%+         0.96%+         --
  Net expenses (d)                0.38%+          0.38%+         0.38%+        0.13%+         0.13%+         --
  Expenses (before
     waiver/reimbursement)
     (d)                          2.11%+          2.62%+        35.87%+        2.50%+        35.62%+         --
Portfolio turnover rate             30%             30%            42%           30%            42%          30%
Net assets at end of
  period (in 000's)              $  44          $6,180         $  306        $6,120         $  287        $  25




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

MAINSTAY RETIREMENT 2040 FUND
INVESTMENT AND PERFORMANCE COMPARISON*

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -13.09%     -7.79%
Excluding sales charges     -8.03      -2.42




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                   LEHMAN BROTHERS
                                           S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS      INDEX       INDEX           INDEX
                        --------------     -------    ---------    ---------------
6/30/07                     9450.00       10000.00     10000.00        10000.00
4/30/08                     9221.00        9367.00      9641.00        10800.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -13.09%     -7.79%
Excluding sales charges     -8.03      -2.42




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                              LEHMAN BROTHERS
                                      S&P 500    MSCI EAFE     AGGREGATE BOND
                          CLASS A      INDEX       INDEX           INDEX
                          -------     -------    ---------    ---------------
6/30/07                  23625.00    25000.00     25000.00        25000.00
4/30/08                  23052.00    23416.00     24103.00        27000.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       SINCE
TOTAL RETURNS     MONTHS    INCEPTION
-------------------------------------
                   -7.91%     -2.20%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                   LEHMAN BROTHERS
                           S&P 500    MSCI EAFE     AGGREGATE BOND
               CLASS I      INDEX       INDEX           INDEX
               -------     -------    ---------    ---------------
6/30/07       10000.00    10000.00     10000.00        10000.00
4/30/08        9780.00     9367.00      9641.00        10800.00





* Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



44    MainStay Retirement 2040 Fund

 BENCHMARK PERFORMANCE                               SIX       SINCE
                                                   MONTHS    INCEPTION
----------------------------------------------------------------------
S&P 500(R) Index(2)                                 -9.64%     -6.33%
MSCI EAFE(R) Index(3)                               -9.21      -3.59
Lehman Brothers(R) Aggregate Bond Index(4)           4.08       8.00
Average Lipper mixed-asset target 2030+ fund(5)     -9.85      -5.47



   expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
1. From inception (6/29/07) through 2/27/08, performance for Investor Class shares (first offered 2/28/08) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for the Investor Class might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    45

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2040 FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from November 1, 2007, through April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,015.70        $0.65          $1,007.83         $0.65
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  919.70        $1.81          $1,022.97         $1.91
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  920.90        $0.62          $1,024.22         $0.65
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.38% for Investor Class, 0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.91 and the ending account value would have been $1,022.97.
3. Investor Class shares commenced operations on February 28, 2008.



46    MainStay Retirement 2040 Fund

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

Total Return                                    46.9
Growth of Capital                               30.1
Capital Appreciation                            17.2
Current Income                                   4.9
Cash and Other Assets, Less Liabilities          0.9





See Portfolio of Investments on page 52 for specific holdings within these categories.



                                                   mainstayinvestments.com    47

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY RETIREMENT 2040 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Retirement 2040 Fund returned -8.03% for Investor Class Shares(1) and -8.03% for Class A shares for the six months ended April 30, 2008. Over the same period, Class I shares returned -7.91%. All share classes outperformed the -9.85% return of the average Lipper(2) mixed-asset target 2030+ fund and the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. As of April 30, 2008, Class R1, Class R2 and Class R3 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 44 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

MainStay Retirement 2040 Fund invests in other Funds, which are referred to as Underlying Funds. The Fund generally seeks Underlying Equity Funds that have a demonstrated track record of capable management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Although all of the Underlying Equity Funds in which the Fund invested generated negative returns for the reporting period, the best-performing Underlying Equity Funds in which the Fund invested were MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund. The worst-performing Underlying Equity Funds owned by the Fund were MainStay Small Cap Opportunity Fund and MainStay Small Cap Growth Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the reporting period, U.S. economic growth was sluggish and the Federal Open Market Committee aggressively lowered the federal funds target rate, which led to lower interest rates in the U.S. Treasury market, a steeper yield curve and higher prices. Among mortgage-backed securities and corporate bonds, concerns about the subprime-mortgage crisis, the weak housing market, and the deleveraging of financial institutions caused spreads(4) to widen as yields declined. During the reporting period, U.S. Treasury securities outperformed all other fixed-income asset classes.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are more difficult to identify and exploit with fixed-income instruments than with equities, and the Fund's fixed-income positions tend to be more strategic as a result. The Fund's position in high-yield bonds was modest throughout 2007, as we viewed the asset class to be potentially vulnerable to a correction.

Toward the end of the reporting period, the Fund's position in JPMorgan Multi Cap Equity Market Neutral Fund, an Underlying Fund that acts largely as a "cash plus" alternative, was sold and the proceeds were directed to MainStay 130/30 High Yield Fund. The JPMorgan Multi Cap Equity Market Neutral Fund was

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 45 for more information on Lipper Inc.
3. See footnote on page 45 for more information on the S&P 500(R) Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

THE DISCLOSURE ON PAGES 50 AND 51 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.


48    MainStay Retirement 2040 Fund
deemed to be an attractive alternative to bonds when spreads were tight. We reversed that stance, however, when credit spreads widened and we once again perceived high-yield bonds to be attractively priced.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The best-performing Underlying Fixed Income Funds in which the Fund invested were American Century International Bond Fund and Western Asset Inflation Indexed Plus Bond Fund. The worst-performing Underlying Fixed Income Funds owned by the Fund were MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    49

MainStay Retirement 2040 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.



50    MainStay Retirement 2040 Fund

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.


                                                   mainstayinvestments.com    51

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                      SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (93.2%)+
------------------------------------------------------------

EQUITY FUNDS (82.2%)
MainStay 130/30 Core Fund Class
  I                                    5,274   $      45,724
MainStay 130/30 International
  Fund Class I                        13,539         120,499
MainStay Common Stock Fund Class
  I                                   13,895         184,667
MainStay Growth Equity Fund
  Class I                             24,298         293,272
MainStay ICAP Equity Fund Class
  I                                   20,085         794,755
MainStay ICAP International Fund
  Class I                             17,919         664,094
MainStay ICAP Select Equity Fund
  Class I                             21,522         796,114
MainStay International Equity
  Fund Class I                        28,219         423,002
MainStay Large Cap Growth Fund
  Class I (a)                        162,999       1,134,470
MainStay Large Cap Opportunity
  Fund Class I                        22,616         205,353
MainStay MAP Fund Class I             18,986         645,915
MainStay S&P 500 Index Fund
  Class I                             11,060         354,812
MainStay Small Cap Growth Fund
  Class I (b)                         17,697         265,102
MainStay Small Cap Opportunity
  Fund Class I                         6,264          86,878
                                               -------------
                                                   6,014,657
                                               -------------

FIXED INCOME FUNDS (11.0%)
MainStay 130/30 High Yield Fund
  Class I                             16,771         166,368
MainStay Floating Rate Fund
  Class I                             10,324          94,774
MainStay High Yield Corporate
  Bond Fund Class I                   15,820          94,762
MainStay Indexed Bond Fund Class
  I                                   32,166         350,928
MainStay Intermediate Term Bond
  Fund Class I                         9,538          93,947
                                               -------------
                                                     800,779
                                               -------------
Total Affiliated Investment
  Companies
  (Cost $6,858,003)                                6,815,436
                                               -------------



UNAFFILIATED INVESTMENT COMPANIES (5.9%)
------------------------------------------------------------

EQUITY FUNDS (4.7%)
Lazard International Small Cap
  Portfolio Institutional Shares      11,428         116,113
T. Rowe Price Emerging Markets
  Stock Fund                           5,697         232,258
                                               -------------
                                                     348,371
                                               -------------

FIXED INCOME FUND (1.2%)
American Century International
  Bond Fund Institutional Class        5,650          87,632
                                               -------------
Total Unaffiliated Investment
  Companies
  (Cost $445,604)                                    436,003
                                               -------------
Total Investments
  (Cost $7,303,607) (c)                 99.1%      7,251,439
Cash and Other Assets,
  Less Liabilities                       0.9          64,175
                                       -----    ------------
                                               -------------
Net Assets                             100.0%  $   7,315,614
                                       =====    ============

                                               -------------





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At April 30, 2008, cost is $7,303,690 for
     federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation       $ 30,301
Gross unrealized depreciation        (82,552)
                                    --------
Net unrealized depreciation         $(52,251)
                                    ========






52    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $6,858,003)                    $6,815,436
Investment in unaffiliated
  investment companies, at value
  (identified cost $445,604)             436,003
Receivables:
  Fund shares sold                        26,053
  Investment securities sold              19,063
  Manager                                 17,174
  Interest                                     2
Unamortized offering costs                15,621
Other assets                              64,139
                                      ----------
     Total assets                      7,393,491
                                      ----------
LIABILITIES:
Payables:
  Offering costs                          38,100
  Due to custodian                        19,079
  Professional fees                       11,097
  Shareholder communication                5,026
  Custodian                                2,019
  NYLIFE Distributors (See Note 3)           635
  Transfer agent (See Note 3)                561
  Directors                                  128
  Fund shares redeemed                        10
Accrued expenses                           1,222
                                      ----------
     Total liabilities                    77,877
                                      ----------
Net assets                            $7,315,614
                                      ==========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share)
  750 million shares authorized       $    7,528
Additional paid-in capital             7,364,276
                                      ----------
                                       7,371,804
Accumulated undistributed net
  investment income                        1,051
Accumulated net realized loss on
  investments                             (5,073)
Net unrealized depreciation on
  investments                            (52,168)
                                      ----------
Net assets                            $7,315,614
                                      ==========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   48,450
                                      ==========
Shares of capital stock outstanding        4,989
                                      ==========
Net asset value per share
  outstanding                         $     9.71
Maximum sales charge (5.50% of
  offering price)                           0.57
                                      ----------
Maximum offering price per share
  outstanding                         $    10.28
                                      ==========
CLASS A
Net assets applicable to outstanding
  shares                              $3,121,396
                                      ==========
Shares of capital stock outstanding      321,330
                                      ==========
Net asset value per share
  outstanding                         $     9.71
Maximum sales charge (5.50% of
  offering price)                           0.57
                                      ----------
Maximum offering price per share
  outstanding                         $    10.28
                                      ==========
CLASS I
Net assets applicable to outstanding
  shares                              $4,120,768
                                      ==========
Shares of capital stock outstanding      423,913
                                      ==========
Net asset value and offering price
  per share outstanding               $     9.72
                                      ==========
CLASS R3*
Net assets applicable to outstanding
  shares                              $   25,000
                                      ==========
Shares of capital stock outstanding        2,575
                                      ==========
Net asset value and offering price
  per share outstanding               $     9.71
                                      ==========





* Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              53

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies    $ 17,794
  Dividend distributions from
     unaffiliated investment companies     4,771
  Interest                                     5
                                        --------
     Total income                         22,570
                                        --------
EXPENSES:
  Offering (See Note 3)                   45,484
  Professional fees                       15,388
  Registration                            11,110
  Custodian                                3,796
  Transfer agent--Class A (See Note 3)       394
  Transfer agent--Class I (See Note 3)     2,019
  Manager (See Note 3)                     2,020
  Distribution/Service--Investor Class
     (See Note 3)                             12
  Distribution/Service--Class A (See
     Note 3)                               1,898
  Shareholder communication                   99
  Directors                                    8
  Miscellaneous                            2,176
                                        --------
     Total expenses before
       waiver/reimbursement               84,404
  Expense waiver/reimbursement from
     Manager
     (See Note 3)                        (79,968)
                                        --------
     Net expenses                          4,436
                                        --------
Net investment income                     18,134
                                        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                        (53,559)
  Unaffiliated investment company
     transactions                         (1,478)
                                        --------
                                         (55,037)
                                        --------
Realized gain distributions from
  affiliated investment companies         28,461
Realized gain distributions from
  unaffiliated investment companies       21,588
                                        --------
Net realized loss from affiliated and
  unaffiliated investment companies       (4,988)
                                        --------
Net change in unrealized appreciation
  on investments                         (78,516)
                                        --------
Net realized and unrealized loss on
  investments                            (83,504)
                                        --------
Net decrease in net assets resulting
  from operations                       $(65,370)
                                        ========






54    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND FOR THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income            $   18,134   $  1,056
 Net realized gain (loss) from
  affiliated and unaffiliated
  investment companies                (4,988)     3,670
 Net change in unrealized
  appreciation on investments        (78,516)    26,348
                                  ---------------------
 Net increase (decrease) in net
  assets resulting from
  operations                         (65,370)    31,074
                                  ---------------------

Dividends and distributions to shareholders:
 From net investment income:
    Class A                             (980)        --
    Class I                          (17,159)        --
                                  ---------------------
                                     (18,139)        --
                                  ---------------------
 From net realized gain on investments:
    Class A                             (264)        --
    Class I                           (3,491)        --
                                  ---------------------
                                      (3,755)        --
                                  ---------------------
 Total dividends and
  distributions to shareholders      (21,894)        --
                                  ---------------------

Capital share transactions:
 Net proceeds from sale of
  shares                           6,919,216    506,732
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       21,894         --
 Cost of shares redeemed             (75,988)       (50)
                                  ---------------------
    Increase in net assets
     derived from capital share
     transactions                  6,865,122    506,682
                                  ---------------------
    Net increase in net assets     6,777,858    537,756

NET ASSETS:
Beginning of period                  537,756         --
                                  ---------------------
End of period                     $7,315,614   $537,756
                                  =====================
Accumulated undistributed net
 investment income at end of
 period                           $    1,051   $  1,056
                                  =====================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          INVESTOR CLASS             CLASS A                      CLASS I
                          --------------    -------------------------    -------------------------
                           FEBRUARY 28,                     JUNE 29,                     JUNE 29
                               2008*        SIX MONTHS       2007*       SIX MONTHS       2007*        CLASS R3
                              THROUGH          ENDED        THROUGH         ENDED        THROUGH      ---------
                             APRIL 30,       APRIL 30,    OCTOBER 31,     APRIL 30,    OCTOBER 31,    APRIL 30,

                          -------------------------------------------------------------------------------------
                              2008**          2008**          2007         2008**          2007         2008**

Net asset value at
  beginning of period          $9.56          $10.61         $10.00        $10.61         $10.00        $9.71
                               -----          ------         ------        ------         ------        -----
Net investment income
  (a)                           0.01            0.04           0.02          0.05           0.03           --
Net realized and
  unrealized gain (loss)
  on investments                0.14           (0.89)          0.59         (0.88)          0.58           --
                               -----          ------         ------        ------         ------        -----
Total from investment
  operations                    0.15           (0.85)          0.61         (0.83)          0.61           --
                               -----          ------         ------        ------         ------        -----
Less dividends and
  distributions:
  From net investment
     income                       --           (0.04)            --         (0.05)            --           --
  From net realized gain
     on investments               --           (0.01)            --         (0.01)            --           --
                               -----          ------         ------        ------         ------        -----
Total dividends and
  distributions                   --           (0.05)            --         (0.06)            --           --
                               -----          ------         ------        ------         ------        -----
Net asset value at end
  of period                    $9.71          $ 9.71         $10.61        $ 9.72         $10.61        $9.71(e)
                               =====          ======         ======        ======         ======        =====
Total investment return
  (c)                           1.57%(b)       (8.03)%(b)      6.10%(b)     (7.91)%(b)      6.20%(b)       --
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         0.84%+          0.79%+         0.49%+        0.96%+         0.75%+         --
  Net expenses (d)              0.38%+          0.38%+         0.38%+        0.13%+         0.13%+         --
  Expenses (before
     waiver/reimburse-
     ment) (d)                  3.38%+          4.21%+        39.66%+        4.16%+        39.47%+         --
Portfolio turnover rate           33%             33%            25%           33%            25%          33%
Net assets at end of
  period (in 000's)            $  48          $3,121         $  265        $4,121         $  273        $  25




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.





56    MainStay Retirement 2040 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RETIREMENT 2050 FUND
INVESTMENT AND PERFORMANCE COMPARISON*

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -13.88%     -8.45%
Excluding sales charges     -8.86      -3.12




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                                   LEHMAN BROTHERS
                                           S&P 500    MSCI EAFE     AGGREGATE BOND
                        INVESTOR CLASS      INDEX       INDEX           INDEX
                        --------------     -------    ---------    ---------------
6/30/07                     9450.00       10000.00     10000.00        10000.00
4/30/08                     9155.00        9367.00      9641.00        10800.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       SINCE
TOTAL RETURNS              MONTHS    INCEPTION
----------------------------------------------
With sales charges         -13.88%     -8.45%
Excluding sales charges     -8.86      -3.12




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                              LEHMAN BROTHERS
                                      S&P 500    MSCI EAFE     AGGREGATE BOND
                          CLASS A      INDEX       INDEX           INDEX
                          -------     -------    ---------    ---------------
6/30/07                  23625.00    25000.00     25000.00        25000.00
4/30/08                  22887.00    23416.00     24103.00        27000.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       SINCE
TOTAL RETURNS     MONTHS    INCEPTION
-------------------------------------
                   -8.65%     -2.80%




(PERFORMANCE GRAPH)                                         (With sales charges)


                                                   LEHMAN BROTHERS
                           S&P 500    MSCI EAFE     AGGREGATE BOND
               CLASS I      INDEX       INDEX           INDEX
               -------     -------    ---------    ---------------
6/30/07       10000.00    10000.00     10000.00        10000.00
4/30/08        9720.00     9367.00      9641.00        10800.00





* Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50%, no contingent deferred sales charge ("CDSC") and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million or more. Performance figures reflect certain fee waivers and/or

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                   mainstayinvestments.com    57

 BENCHMARK PERFORMANCE                               SIX       SINCE
                                                   MONTHS    INCEPTION
S&P 500(R) Index(2)                                 -9.64%     -6.33%
MSCI EAFE(R) Index(3)                               -9.21      -3.59
Lehman Brothers(R) Aggregate Bond Index(4)           4.08       8.00
Average Lipper mixed-asset target 2030+ fund(5)     -9.85      -5.47



   expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.
1. From inception (6/29/07) through 2/27/08, performance for Investor Class shares (first offered 2/28/08) includes the historical performance of Class A shares adjusted to reflect the applicable fees, estimated expenses and fee waivers/expense limitations of Investor Class shares upon initial offer. Unadjusted, the performance shown for the Investor Class might have been lower.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLE AND GRAPHS AND SHOULD BE READ IN CONJUNCTION WITH THEM.



58    MainStay Retirement 2050 Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY RETIREMENT 2050 FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the since inception period and held for the entire period from November 1, 2007, through April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the period ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,015.90        $0.65          $1,007.83         $0.65
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00       $  911.40        $1.81          $1,022.97         $1.91
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00       $  913.50        $0.62          $1,024.22         $0.65
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.38% for Investor Class, 0.38% for Class A and 0.13% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period). In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $1.91 and the ending account value would have been $1,022.97.
3. Investor Class shares commenced operations on February 28, 2008.


                                                   mainstayinvestments.com    59

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

Total Return                                    46.9
Growth of Capital                               34.7
Capital Appreciation                            14.9
Current Income                                   2.7
Cash and Other Assets, Less Liabilities          0.8





See Portfolio of Investments on page 65 for specific holdings within these categories.





60    MainStay Retirement 2050 Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY ELAVIA AND JONATHAN SWANEY OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.


HOW DID MAINSTAY RETIREMENT 2050 FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Retirement 2050 Fund returned -8.86% for Investor Class Shares(1) and -8.86% for Class A shares for the six months ended April 30, 2008. Over the same period, Class I shares returned -8.65%. All share classes outperformed the-9.85% return of the average Lipper(2) mixed-asset target 2030+ fund and the -9.64% return of the S&P 500(R) Index(3) for the six months ended April 30, 2008. As of April 30, 2008, Class R1, Class R2 and Class R3 shares had not commenced investment operations. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 57 for Fund returns with sales charges.

HOW DID YOU DETERMINE THE FUND'S ALLOCATION AMONG UNDERLYING EQUITY FUNDS DURING THE REPORTING PERIOD?

MainStay Retirement 2050 Fund invests in other Funds, which are referred to as Underlying Funds. The Fund generally seeks Underlying Equity Funds that have a demonstrated track record of capable management, that occupy attractively valued market segments and that invest in companies with fairly priced securities and strong price and earnings momentum. During the reporting period, we favored Underlying Equity Funds that invested in large-capitalization companies over Underlying Equity Funds that invested in smaller-capitalization companies.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS TO UNDERLYING
FUNDS?

The most notable change was a gradual shift away from MainStay Growth Equity Fund and MainStay Large Cap Growth Fund into MainStay Large Cap Opportunity Fund, MainStay Common Stock Fund and MainStay 130/30 Core Fund. This shift reflected our decision to unwind the growth-stock orientation that the Fund had maintained throughout 2007. In our opinion, the valuation advantage growth stocks previously enjoyed has substantially declined.

DURING THE REPORTING PERIOD, WHICH UNDERLYING EQUITY FUND POSITIONS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

Although all of the Underlying Equity Funds in which the Fund invested generated negative returns for the reporting period, the best-performing Underlying Equity Funds in which the Fund invested were MainStay Large Cap Growth Fund and MainStay ICAP International Equity Fund. The worst-performing Underlying Equity Funds owned by the Fund were MainStay Small Cap Opportunity Fund and MainStay Small Cap Growth Fund.

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE FUND?

During the reporting period, U.S. economic growth was sluggish and the Federal Open Market Committee aggressively lowered the federal funds target rate, which led to lower interest rates in the U.S. Treasury market, a steeper yield curve and higher prices. Among mortgage-backed securities and corporate bonds, concerns about the subprime-mortgage crisis, the weak housing market, and the deleveraging of financial institutions caused spreads(4) to widen as yields declined. During the reporting period, U.S. Treasury securities outperformed all other fixed-income asset classes.

HOW DID THE FUND ALLOCATE ASSETS AMONG UNDERLYING FIXED INCOME FUNDS DURING THE REPORTING PERIOD?

Opportunities to enhance returns are more difficult to identify and exploit with fixed-income instruments than with equities, and the Fund's fixed-income positions tend to be more strategic as a result. The Fund's position in high-yield bonds was modest throughout 2007, as we viewed the asset class to be potentially vulnerable to a correction.

Toward the end of the reporting period, the Fund's position in JPMorgan Multi Cap Equity Market Neutral Fund, an Underlying Fund that acts largely as a "cash plus" alternative, was sold and the proceeds were directed to MainStay 130/30 High Yield Fund. The JPMorgan Multi Cap Equity Market Neutral Fund was deemed to be an attractive alternative to bonds when



1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares ad-justed to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 58 for more information on Lipper Inc.
3. See footnote on page 58 for more information on the S&P 500(R) Index.
4. The terms ""spread'' and ""yield spread'' may refer to the difference in yield between a security or type of security and comparable U.S. Treasury is-sues. The terms may also refer to the difference in yield between two speci-fic securities or types of securities at a given time.
THE DISCLOSURE ON PAGES 63 AND 64 IS AN INTEGRAL PART OF THE PORTFOLIO MANAGE-MENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   mainstayinvestments.com    61
spreads were tight. We reversed that stance, however, when credit spreads widened and we once again perceived high-yield bonds to be attractively priced.

WHICH UNDERLYING FIXED INCOME FUNDS HAD THE STRONGEST PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED FROM THE FUND'S PERFORMANCE?

The best-performing Underlying Fixed Income Funds in which the Fund invested were American Century International Bond Fund and Western Asset Inflation Indexed Plus Bond Fund. The worst-performing Underlying Fixed Income Funds owned by the Fund were MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


62    MainStay Retirement 2050 Fund

MainStay Retirement 2050 Fund is a "fund of funds" that invests in other MainStay Funds. The Fund may also invest in unaffiliated Underlying Funds to gain exposure to asset classes not currently offered by MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will bear the Fund's direct fees and expenses and will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Fund's performance depends on the advisor's skill in determining the asset-class allocations and the mix of Underlying Funds and on the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class or classes the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund

Because target-date funds are managed to specific retirement dates, investors may be taking on greater risk if the actual year of retirement differs dramatically from the original estimated date. While diversification and shifting to a more conservative investment mix over time help to manage risk, they do not guarantee earnings growth. Investors do not have the ability to actively manage the investments within target-date funds. The portfolio managers control security selection and asset allocation.

The Fund, through its investment in the Underlying Funds, may be subject to the risks of the Underlying Funds, including the following:

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments than larger companies, and the product lines of small-cap companies may be more limited than those of larger-capitalization companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- The Underlying Floating Rate Fund is generally considered to have speculative characteristics. This Underlying Fund may involve risk of default on principal and interest. The Underlying Floating Rate Fund may also involve risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short-sale price, resulting in a loss. When borrowing a security for delivery to a buyer, the Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.

- By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and may make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.


                                                   mainstayinvestments.com    63

- Investment in REITs carries many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates.

AN INVESTMENT IN AN UNDERLYING FUND THAT IS A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.



64    MainStay Retirement 2050 Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                    SHARES           VALUE
AFFILIATED INVESTMENT COMPANIES (92.7%)+
----------------------------------------------------------

EQUITY FUNDS (86.6%)
MainStay 130/30 Core Fund Class
  I                                  5,144   $      44,595
MainStay 130/30 International
  Fund Class I                      10,373          92,317
MainStay Common Stock Fund Class
  I                                 19,447         258,453
MainStay Growth Equity Fund
  Class I                           17,254         208,251
MainStay ICAP Equity Fund Class
  I                                 13,844         547,797
MainStay ICAP International Fund
  Class I                           13,679         506,932
MainStay ICAP Select Equity Fund
  Class I                           14,795         547,250
MainStay International Equity
  Fund Class I                      21,665         324,765
MainStay Large Cap Growth Fund
  Class I (a)                      117,620         818,633
MainStay Large Cap Opportunity
  Fund Class I                      19,497         177,029
MainStay MAP Fund Class I            6,971         237,148
MainStay S&P 500 Index Fund
  Class I                            8,744         280,519
MainStay Small Cap Growth Fund
  Class I (b)                       16,120         241,480
MainStay Small Cap Opportunity
  Fund Class I                       6,463          89,646
                                             -------------
                                                 4,374,815
                                             -------------

FIXED INCOME FUNDS (6.1%)
MainStay 130/30 High Yield Fund
  Class I                            6,554          65,019
MainStay Floating Rate Fund
  Class I                            3,853          35,373
MainStay High Yield Corporate
  Bond Fund Class I                  5,886          35,255
MainStay Indexed Bond Fund Class
  I                                 12,679         138,330
MainStay Intermediate Term Bond
  Fund Class I                       3,186          31,385
                                             -------------
                                                   305,362
                                             -------------
Total Affiliated Investment
  Companies
  (Cost $4,847,512)                              4,680,177
                                             -------------



UNAFFILIATED INVESTMENT COMPANIES (6.0%)
----------------------------------------------------------

EQUITY FUNDS (5.3%)
Lazard International Small Cap
  Portfolio Institutional Shares     8,926          90,688
T. Rowe Price Emerging Markets
  Stock Fund                         4,379         178,513
                                             -------------
                                                   269,201
                                             -------------

FIXED INCOME FUND (0.7%)
American Century International
  Bond Fund Institutional Class      2,195          34,041
                                             -------------
Total Unaffiliated Investment
  Companies
  (Cost $331,804)                                  303,242
                                             -------------
Total Investments
  (Cost $5,179,316) (c)               98.7%      4,983,419
Cash and Other Assets,
  Less Liabilities                     1.3          63,739
                                     -----    ------------
Net Assets                           100.0%  $   5,047,158
                                     =====    ============





+    Percentages indicated are based on Fund
     net assets.
(a)  Non-income producing Underlying Fund.
(b)  The Fund's ownership exceeds 5% of the
     outstanding shares of the Underlying Fund
     Share Class.
(c)  At April 30, 2008, cost is $5,179,376 for
     federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $   2,707
Gross unrealized depreciation       (198,664)
                                   ---------
Net unrealized depreciation        $(195,957)
                                   =========






                                                   mainstayinvestments.com    65



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                           65

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in affiliated investment
  companies, at value (identified
  cost $4,847,512)                    $4,680,177
Investment in unaffiliated
  investment companies, at value
  (identified cost $331,804)             303,242
Receivables:
  Fund shares sold                        25,373
  Investment securities sold              20,862
  Manager                                 17,481
Unamortized offering costs                15,621
Other assets                              64,136
                                      ----------
     Total assets                      5,126,892
                                      ----------
LIABILITIES:
Payables:
  Offering costs                          38,100
  Due to custodian                        20,866
  Professional fees                       11,097
  Shareholder communication                5,025
  Custodian                                2,223
  Transfer agent (See Note 3)                900
  NYLIFE Distributors (See Note 3)           171
  Directors                                  130
Accrued expenses                           1,222
                                      ----------
     Total liabilities                    79,734
                                      ----------
Net assets                            $5,047,158
                                      ==========
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share)
  750 million shares authorized       $    5,245
Additional paid-in capital             5,220,250
                                      ----------
                                       5,225,495
Accumulated distributions in excess
  of net investment income               (19,718)
Accumulated undistributed net
  realized gain on investments            37,278
Net unrealized depreciation on
  investments                           (195,897)
                                      ----------
Net assets                            $5,047,158
                                      ==========
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $   29,712
                                      ==========
Shares of capital stock outstanding        3,091
                                      ==========
Net asset value per share
  outstanding                         $     9.61
Maximum sales charge (5.50% of
  offering price)                           0.56
                                      ----------
Maximum offering price per share
  outstanding                         $    10.17
                                      ==========
CLASS A
Net assets applicable to outstanding
  shares                              $  828,006
                                      ==========
Shares of capital stock outstanding       86,131
                                      ==========
Net asset value per share
  outstanding                         $     9.61
Maximum sales charge (5.50% of
  offering price)                           0.56
                                      ----------
Maximum offering price per share
  outstanding                         $    10.17
                                      ==========
CLASS I
Net assets applicable to outstanding
  shares                              $4,164,440
                                      ==========
Shares of capital stock outstanding      432,650
                                      ==========
Net asset value and offering price
  per share outstanding               $     9.63
                                      ==========
CLASS R3*
Net assets applicable to outstanding
  shares                              $   25,000
                                      ==========
Shares of capital stock outstanding        2,601
                                      ==========
Net asset value and offering price
  per share outstanding               $     9.61
                                      ==========





* Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.





66    MainStay Retirement 2050 Fund



66    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividend distributions from
     affiliated investment companies    $  14,659
  Dividend distributions from
     unaffiliated investment
     companies                              4,991
  Interest                                      3
                                        ---------
     Total income                          19,653
                                        ---------
EXPENSES:
  Offering (See Note 3)                    45,484
  Professional fees                        15,410
  Registration                             11,110
  Custodian                                 4,099
  Transfer agent--Class A (See Note
     3)                                       345
  Transfer agent--Class I (See Note
     3)                                     2,342
  Manager (See Note 3)                      1,723
  Distribution/Service--Investor
     Class (See Note 3)                        11
  Distribution/Service--Class A (See
     Note 3)                                  619
  Shareholder communication                    99
  Directors                                     8
  Miscellaneous                             2,165
                                        ---------
     Total expenses before
       waiver/reimbursement                83,415
  Expense waiver/reimbursement from
     Manager (See Note 3)                 (80,630)
                                        ---------
     Net expenses                           2,785
                                        ---------
Net investment income                      16,868
                                        ---------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company
     transactions                         (59,808)
  Unaffiliated investment company
     transactions                          (4,413)
                                        ---------
                                          (64,221)
                                        ---------
Realized gain distributions from
  affiliated investment companies          70,239
Realized gain distributions from
  unaffiliated investment companies        31,323
                                        ---------
Net realized gain from affiliated
  and unaffiliated investment
  companies                                37,341
                                        ---------
Net change in unrealized
  appreciation on investments            (224,057)
                                        ---------
Net realized and unrealized loss on
  investments                            (186,716)
                                        ---------
Net decrease in net assets resulting
  from operations                       $(169,848)
                                        =========





                                                   mainstayinvestments.com    67



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.                           67

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE PERIOD JUNE 29, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 2007


                                        2008       2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income            $   16,868   $    718
 Net realized gain from
  affiliated and unaffiliated
  investment companies                37,341      3,186
 Net change in unrealized
  appreciation on investments       (224,057)    28,160
                                  ---------------------
 Net increase (decrease) in net
  assets resulting from
  operations                        (169,848)    32,064
                                  ---------------------

Dividends and distributions to shareholders:
From net investment income:
    Class A                           (1,892)        --
    Class I                          (35,412)        --
                                  ---------------------
                                     (37,304)        --
                                  ---------------------
From net realized gain on investments:
    Class A                             (191)        --
    Class I                           (3,058)        --
                                  ---------------------
                                      (3,249)        --
                                  ---------------------
 Total dividends and
  distributions to shareholders      (40,553)        --
                                  ---------------------

Capital share transactions:
 Net proceeds from sale of
  shares                           4,849,863    512,725
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions                       40,553         --
 Cost of shares redeemed            (175,950)    (1,696)
                                  ---------------------

    Increase in net assets
     derived from capital share
     transactions                  4,714,466    511,029
                                  ---------------------
    Net increase in net assets     4,504,065    543,093

NET ASSETS:
Beginning of period                  543,093         --
                                  ---------------------
End of period                     $5,047,158   $543,093
                                  =====================
Accumulated undistributed
 (distributions in excess of)
 net investment income at end
 of period                        $  (19,718)  $    718
                                  =====================






68    MainStay Retirement 2050 Fund



68    MainStay Retirement 2050 Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          INVESTOR CLASS             CLASS A                      CLASS I              CLASS R3
                          --------------    -------------------------    -------------------------    ---------
                           FEBRUARY 28,                     JUNE 29,                     JUNE 29,
                               2008*        SIX MONTHS        2007       SIX MONTHS       2007*
                              THROUGH          ENDED        THROUGH         ENDED        THROUGH
                             APRIL 30,       APRIL 30,    OCTOBER 31,     APRIL 30,    OCTOBER 31,    APRIL 30,

                          -------------------------------------------------------------------------------------
                              2008**          2008**          2007         2008**          2007         2008**

Net asset value at
  beginning of period          $9.46          $10.62         $10.00        $10.63         $10.00        $9.61
                               -----          ------         ------        ------         ------        -----
Net investment income
  (a)                           0.01            0.05           0.01          0.05           0.02           --
Net realized and
  unrealized gain (loss)
  on investments                0.14           (0.98)          0.61         (0.95)          0.61           --
                               -----          ------         ------        ------         ------        -----
Total from investment
  operations                    0.15           (0.93)          0.62         (0.90)          0.63           --
                               -----          ------         ------        ------         ------        -----
Less dividends and
  distributions:
  From net investment
     income                       --           (0.07)            --         (0.09)            --           --
  From net realized gain
     (loss) on
     investments                  --           (0.01)            --         (0.01)            --           --
                               -----          ------         ------        ------         ------        -----
Total dividends and
  distributions                   --           (0.08)            --         (0.10)            --           --
                               -----          ------         ------        ------         ------        -----
Net asset value at end
  of period                    $9.61          $ 9.61         $10.62        $ 9.63         $10.63        $9.61(e)
                               =====          ======         ======        ======         ======        =====
Total investment return
  (c)                           1.59%(b)       (8.86%)(b)      6.30%(b)     (8.65%)(b)      6.40%(b)       --
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         0.53%+          1.05%+         0.29%+        0.97%+         0.55%+         --
  Net expenses (d)              0.38%+          0.38%+         0.38%+        0.13%+         0.13%+         --
  Expenses (before
     waiver/reimburse-
     ment) (d)                  4.61%+          5.03%+        39.60%+        4.81%+        39.11%+         --
Portfolio turnover rate           28%             28%            24%           28%            24%          28%
Net assets at end of
  period (in 000's)            $  30          $  828         $  270        $4,164         $  273        $  25




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying
     Funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Class R3 received additional investments on April 30, 2008. Investment operations did not commence until May 1, 2008.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds. These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund, (collectively referred to as the "Retirement Funds" and each individually, referred to as a "Fund"). Each is a diversified fund.

The Retirement Funds each currently offers six classes of shares. Class A shares, Class I shares, Class R1 shares, Class R2 shares, and Class R3 shares commenced on June 29, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee. There were no shares outstanding, as of April 30, 2008 for the Class R1 shares and Class R2 shares. Class R3 shares investment operations did not commence until May 1, 2008.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income.

The RETIREMENT 2010 FUND is managed for the typical investor seeking to retire between the years 2006 and 2015.

The RETIREMENT 2020 FUND is managed for the typical investor seeking to retire between the years 2016 and 2025.

The RETIREMENT 2030 FUND is managed for the typical investor seeking to retire between the years 2026 and 2035.

The RETIREMENT 2040 FUND is managed for the typical investor seeking to retire between the years 2036 and 2045.

The RETIREMENT 2050 FUND is managed for the typical investor seeking to retire between the years 2046 and 2055.

The Retirement Funds may invest in other Funds of the Company as well as funds of the Eclipse Funds and The MainStay Funds, each a Massachusetts business trust and ICAP Funds, Inc., a Maryland Corporation, for which New York Life Investment Management LLC also serves as manager ("Underlying Funds"). The Funds may also invest in other unaffiliated funds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments in underlying funds are valued at their net asset value at the close of business each day. Securities in the affiliated underlying funds are valued as described below.

Debt securities are valued at prices supplied by a pricing agent or broker selected by each Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by each Fund's Manager in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Funds are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity


70    MainStay Funds
and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Funds' Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Funds did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Funds' 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Funds' financial statements upon adoption. The Manager continually reviews the Funds' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the respective Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Funds from the underlying funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown in the Statement of Operations.

In addition, the Funds bear a pro rata share of the fees and expenses of the underlying funds in which they invest. Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Funds may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) OFFERING COSTS. Costs incurred by the Funds in connection with the commencement of the Funds' operations are being amortized on a straight line basis over twelve months.

(H) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to

                                                   mainstayinvestments.com    71
such obligations will not arise in the future, which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Retirement Funds' Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Retirement Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Retirement Funds. The Retirement Funds are advised by NYLIM directly, without a subadvisor.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. NYLIM has also contractually agreed to waive this fee so that the management fee is 0.00%. Each Fund also indirectly pays a proportionate share of the management fees paid to the Manager by the underlying funds in which each Retirement Fund invests.

Effective April 1, 2008 (February 28, 2008 for Investor Class Shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the expenses of the appropriate class of the Retirement Funds so that the class' total ordinary operating expenses (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following amounts of average daily net assets for each class: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. Under each of the expense limitation agreements discussed above, NYLIM may recoup the amount of certain expense reimbursements from the Retirement Funds pursuant to the agreements if such action does not cause the Retirement Funds to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A, Class I, Class R1, Class R2 and Class R3 shares the same as the April 1, 2008 agreement.

For the six months ended April 30, 2008, NYLIM earned fees from the Retirement Funds as follows:

                                         TOTAL
MainStay Retirement 2010 Fund           $3,867
MainStay Retirement 2020 Fund            4,008
MainStay Retirement 2030 Fund            3,509
MainStay Retirement 2040 Fund            2,020
MainStay Retirement 2050 Fund            1,723
----------------------------------------------



For the six months ended April 30, 2008, NYLIM waived/reimbursed fees from the Retirement Funds as follows:

                                        TOTAL
MainStay Retirement 2010 Fund          $80,973
MainStay Retirement 2020 Fund           80,934
MainStay Retirement 2030 Fund           81,481
MainStay Retirement 2040 Fund           79,968
MainStay Retirement 2050 Fund           80,630
----------------------------------------------



As of April 30, 2008, the amounts of waived/reimbursed fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                               OCTOBER 31,
                              2010      2011      TOTAL
MainStay Retirement 2010
  Fund                      $66,490   $77,106   $143,596
MainStay Retirement 2020
  Fund                       66,635    76,926    143,561
MainStay Retirement 2030
  Fund                       66,530    77,972    144,502
MainStay Retirement 2040
  Fund                       66,491    77,948    144,439
MainStay Retirement 2050
  Fund                       66,651    78,907    145,558
--------------------------------------------------------



State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Funds, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Funds, with respect to Investor Class, Class A, Class R2 and Class R3 shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Funds at an annual rate of 0.25% of the average daily net assets of the Funds' Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Funds for distribution or service activities as designated by the Distributor. Pursuant


72    MainStay Funds
to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Funds at the annual rate of 0.50% of the average daily net assets of the Funds' Class R3 shares, which is an expense of the Class R3 shares of the Funds for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares, for the six months ended April 30, 2008, were as follows:

 MAINSTAY RETIREMENT 2010 FUND

Investor Class                           $ --
---------------------------------------------
Class A                                     5
---------------------------------------------
 MAINSTAY RETIREMENT 2020 FUND

Investor Class                           $ 12
---------------------------------------------
Class A                                   487
---------------------------------------------
 MAINSTAY RETIREMENT 2030 FUND

Investor Class                           $ --
---------------------------------------------
Class A                                    79
---------------------------------------------
 MAINSTAY RETIREMENT 2040 FUND

Investor Class                           $ 31
---------------------------------------------
Class A                                   171
---------------------------------------------
 MAINSTAY RETIREMENT 2050 FUND

Investor Class                           $ --
---------------------------------------------
Class A                                     5
---------------------------------------------



(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Funds' transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds, for the six months ended April 30, 2008, were as follows:

                                          TOTAL
MainStay Retirement 2010 Fund            $2,947
MainStay Retirement 2020 Fund             2,931
MainStay Retirement 2030 Fund             2,915
MainStay Retirement 2040 Fund             2,413
MainStay Retirement 2050 Fund             2,687
-----------------------------------------------



(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held shares of the Retirement Funds with the following values and percentages of net assets as follows:

 MAINSTAY RETIREMENT 2010 FUND

Investor Class                  $   25,301     61.2%
---------------------------------------------------
Class A                            253,153      4.6
---------------------------------------------------
Class I                          5,209,116     72.2
---------------------------------------------------
Class R3                            25,000    100.0
---------------------------------------------------

 MAINSTAY RETIREMENT 2020 FUND

Investor Class                  $   25,356     20.8%
---------------------------------------------------
Class A                            250,774      4.3
---------------------------------------------------
Class I                          5,169,331     65.6
---------------------------------------------------
Class R3                            25,000    100.0
---------------------------------------------------

 MAINSTAY RETIREMENT 2030 FUND

Investor Class                  $   25,417     58.0%
---------------------------------------------------
Class A                            246,201      4.0
---------------------------------------------------
Class I                          4,151,452     67.8
---------------------------------------------------
Class R3                            25,000    100.0
---------------------------------------------------

 MAINSTAY RETIREMENT 2040 FUND

Investor Class                  $   25,392     52.4%
---------------------------------------------------
Class A                            243,940      7.8
---------------------------------------------------
Class I                          3,160,923     76.7
---------------------------------------------------
Class R3                            25,000    100.0
---------------------------------------------------

 MAINSTAY RETIREMENT 2050 FUND

Investor Class                  $   25,396     85.5%
---------------------------------------------------
Class A                            242,193     29.3
---------------------------------------------------
Class I                          3,144,458     75.5
---------------------------------------------------
Class R3                            25,000    100.0
---------------------------------------------------





                                                   mainstayinvestments.com    73

At April 30, 2008, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

 MAINSTAY RETIREMENT 2010 FUND
MainStay 130/30 Core Fund Class I         0.12%
MainStay 130/30 International Fund Class
  I                                       0.31
MainStay 130/30 High Yield Fund Class I   0.35
MainStay Common Stock Fund Class I        0.06
MainStay Floating Rate Fund Class I       0.11
MainStay Growth Equity Fund Class I       0.39
MainStay High Yield Corporate Bond Fund
  Class I                                 0.06
MainStay ICAP Equity Fund Class I         0.09
MainStay ICAP International Fund Class I  0.10
MainStay ICAP Selected Equity Fund Class
  I                                       0.05
MainStay Index Bond Fund Class I          0.78
MainStay Intermediate Term Bond Fund
  Class I                                 0.43
MainStay International Equity Fund Class
  I                                       0.08
MainStay Large Cap Growth Fund Class I    0.16
Mainstay Large Cap Opportunity Class I    0.46
Mainstay MAP Fund Class I                 0.09
MainStay S&P 500 Index Fund Class I       0.03
Mainstay Small Cap Growth Fund Class I    2.78
MainStay Small Cap Opportunity Fund
  Class I                                 0.02



 MAINSTAY RETIREMENT 2020 FUND
MainStay 130/30 Core Fund Class I        0.16%
MainStay 130/30 High Yield Fund Class I  0.37
MainStay 130/30 International Fund
  Class I                                0.43
MainStay Common Stock Fund Class I       0.08
MainStay Floating Rate Fund Class I      0.22
MainStay Growth Equity Fund Class I      0.46
MainStay High Yield Corporate Bond Fund
  Class I                                0.07
MainStay ICAP Equity Fund Class I        0.12
MainStay ICAP International Fund Class
  I                                      0.13
MainStay ICAP Selected Equity Fund
  Class I                                0.07
MainStay Index Bond Fund Class I         0.55
MainStay Intermediate Term Bond Fund
  Class I                                0.40
MainStay International Equity Fund
  Class I                                0.11
MainStay Large Cap Growth Fund Class I   0.22
MainStay Large Cap Opportunity Class I   0.56
MainStay MAP Fund Class I                0.14
MainStay S&P 500 Index Fund Class I      0.04
MainStay Small Cap Growth Fund Class I   4.67
MainStay Small Cap Opportunity Fund
  Class I                                0.03



 MAINSTAY RETIREMENT 2030 FUND
MainStay 130/30 International Fund
  Class I                                0.47%
MainStay Floating Rate Fund Class I      0.19
MainStay Growth Equity Fund Class I      0.39
MainStay High Yield Corporate Bond Fund
  Class I                                0.05
MainStay ICAP Equity Fund Class I        0.12
MainStay ICAP International Fund Class
  I                                      0.15
MainStay ICAP Selected Equity Fund
  Class I                                0.07
MainStay Index Bond Fund Class I         0.22
MainStay Intermediate Term Bond Fund
  Class I                                0.15
MainStay International Equity Fund
  Class I                                0.12
MainStay Large Cap Growth Fund Class I   0.23
Mainstay Large Cap Opportunity Class I   0.45
Mainstay MAP Fund Class I                0.20
MainStay S&P 500 Index Fund Class I      0.04
Mainstay Small Cap Growth Fund Class I   6.57



 MAINSTAY RETIREMENT 2040 FUND
MainStay 130/30 Core Fund Class I        0.09%
MainStay 130/30 High Yield Fund Class I  0.15
MainStay 130/30 International Fund
  Class I                                0.30
MainStay Common Stock Fund Class I       0.05
MainStay Floating Rate Fund Class I      0.07
MainStay Growth Equity Fund Class I      0.22
MainStay High Yield Corporate Bond Fund
  Class I                                0.02
MainStay ICAP Equity Fund Class I        0.07
MainStay ICAP International Fund Class
  I                                      0.09
MainStay ICAP Selected Equity Fund
  Class I                                0.04
MainStay Index Bond Fund Class I         0.08
MainStay Intermediate Term Bond Fund
  Class I                                0.06
MainStay International Equity Fund
  Class I                                0.08
MainStay Large Cap Growth Fund Class I   0.14
MainStay Large Cap Opportunity Class I   0.28
MainStay MAP Fund Class I                0.13
MainStay S&P 500 Index Fund Class I      0.03
MainStay Small Cap Growth Fund Class I   5.82
MainStay Small Cap Opportunity Fund
  Class I                                0.04



 MAINSTAY RETIREMENT 2050 FUND
MainStay 130/30 Core Fund Class I        0.09%
MainStay 130/30 High Yield Fund Class I  0.06
MainStay 130/30 International Fund
  Class I                                0.23
MainStay Common Stock Fund Class I       0.07
MainStay Floating Rate Fund Class I      0.03
MainStay Growth Equity Fund Class I      0.15
MainStay High Yield Corporate Bond Fund
  Class I                                0.01
MainStay ICAP Equity Fund Class I        0.05
MainStay ICAP International Fund Class
  I                                      0.07
MainStay ICAP Selected Equity Fund
  Class I                                0.03
MainStay Index Bond Fund Class I         0.03
MainStay Intermediate Term Bond Fund
  Class I                                0.02
MainStay International Equity Fund
  Class I                                0.06
MainStay Large Cap Growth Fund Class I   0.10
MainStay Large Cap Opportunity Class I   0.24
MainStay MAP Fund Class I                0.05
MainStay S&P 500 Index Fund Class I      0.02
MainStay Small Cap Growth Fund Class I   5.31
MainStay Small Cap Opportunity Fund
  Class I                                0.04


(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM are payable directly by the Funds. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

                                         TOTAL
MainStay Retirement 2010 Fund             $164
MainStay Retirement 2020 Fund              154
MainStay Retirement 2030 Fund              139
MainStay Retirement 2040 Fund               86
MainStay Retirement 2050 Fund              105
----------------------------------------------



NOTE 4--CUSTODIAN:

SSBT is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the


74    MainStay Funds
market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

NOTE 5--LINE OF CREDIT:

The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Funds on the line of credit during the six months ended April 30, 2008.

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

For the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were as follows:

                                                                                                                           MAINSTAY
                                                                                                                           RETIRE-
                              MAINSTAY RETIREMENT    MAINSTAY RETIREMENT    MAINSTAY RETIREMENT    MAINSTAY RETIREMENT       MENT
                                   2010 FUND              2020 FUND              2030 FUND              2040 FUND         2050 FUND
                              -------------------    -------------------    -------------------    -------------------    ---------
                              PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES    PURCHASES
U.S. Government Securities     $    --     $   --     $    --     $   --     $    --     $   --      $   --     $   --      $   --
-----------------------------------------------------------------------------------------------------------------------------------
All others                      13,657      2,038      15,566      2,320      13,946      2,045       8,106      1,307       5,615
-----------------------------------------------------------------------------------------------------------------------------------
Total                          $13,657     $2,038     $15,566     $2,320     $13,946     $2,045      $8,106     $1,307      $5,615
-----------------------------------------------------------------------------------------------------------------------------------

                              MAIN-
                               STAY
                              RETI-
                              REME-
                                NT
                               2050
                               FUND
                              -----
                              SALES
U.S. Government Securities     $ --
-----------------------------------
All others                      935
-----------------------------------
Total                          $935
-----------------------------------



NOTE 7--CAPITAL SHARE TRANSACTIONS:

MAINSTAY RETIREMENT 2010 FUND

 INVESTOR CLASS                  SHARES          AMOUNT
Period ended April 30, 2008*:
Shares sold                       2,513      $   25,000
Shares converted from Class A
  (See Note 1)                    1,593          15,632
                                -----------------------
Net increase                      4,106   $      40,632
                                =======================

* Investor Class shares were first offered on February
  28, 2008.


 CLASS A                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     548,434      $5,469,354
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 148           1,522
Shares redeemed                 (25,020)       (247,304)
                                -----------------------
Net increase in shares
  outstanding before
  conversion                    523,562       5,223,572
Shares reacquired upon
  conversion into Investor
  Class (see Note 1)             (1,593)        (15,632)
                                -----------------------
Net increase                    521,969      $5,207,940
                                =======================
Year ended October 31, 2007:
Shares sold                      26,587      $  266,016
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                     26,586      $  266,006
                                =======================


 CLASS I                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     697,567      $7,119,494
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               4,346          44,634
Shares redeemed                 (74,111)       (759,364)
                                -----------------------
Net increase                    627,802      $6,404,764
                                =======================
Year ended October 31, 2007:
Shares sold                      87,956      $  899,150
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                     87,955      $  899,140
                                =======================


 CLASS R1                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================

 CLASS R2                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================




                                                   mainstayinvestments.com    75

 CLASS R3                        SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                       2,483      $   25,000
                                -----------------------
Net increase                      2,483      $   25,000
                                =======================
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================

MAINSTAY RETIREMENT 2020 FUND
 INVESTOR CLASS                  SHARES          AMOUNT
Period ended April 30, 2008*:
Shares sold                       8,794      $   86,199
Shares converted from Class A
  (See Note 1)                    3,428          33,078
                                -----------------------
Net increase                     12,222      $  119,277
                                =======================

* Investor Class shares were first offered on February
  28, 2008.


 CLASS A                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     578,934      $5,703,478
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 144           1,476
Shares redeemed                 (13,873)       (135,164)
                                -----------------------
Net increase in shares
  outstanding before
  conversion                    565,205       5,569,790
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (3,428)        (33,078)
                                -----------------------
Net increase                    561,777      $5,536,712
                                =======================
Year ended October 31, 2007:
Shares sold                      28,807      $  281,707
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                     28,806      $  281,697
                                =======================

 CLASS I                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     746,930      $7,545,819
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               3,785          38,872
Shares redeemed                  (2,281)        (21,917)
                                -----------------------
Net increase                    748,434      $7,562,774
                                =======================
Year ended October 31, 2007:
Shares sold                      41,600      $  422,277
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                     41,599      $  422,267
                                =======================


 CLASS R1                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================


 CLASS R2                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================


 CLASS R3                        SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                       2,505      $   25,000
                                -----------------------
Net increase                      2,505      $   25,000
                                =======================
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================

MAINSTAY RETIREMENT 2030 FUND
 INVESTOR CLASS                  SHARES          AMOUNT
Period ended April 30, 2008*:
Shares sold                       2,808      $   27,000
Shares converted from Class A
  (See Note 1)                    1,686          15,813
                                -----------------------
Net increase                      4,494      $   42,813
                                =======================

* Investor Class shares were first offered on February
  28, 2008.


 CLASS A                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     618,747      $5,951,582
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 291           2,955
Shares redeemed                 (12,760)       (121,254)
                                -----------------------
Net increase in shares
  outstanding before
  conversion                    606,278       5,833,283
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (1,686)        (15,813)
                                -----------------------
Net increase                    604,592      $5,817,470
                                =======================
Year ended October 31, 2007:
Shares sold                      28,875      $  289,228
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                     28,874      $  289,218
                                =======================





76    MainStay Funds

 CLASS I                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     605,174      $6,081,496
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               5,446          55,328
Shares redeemed                 (11,000)       (108,251)
                                -----------------------
Net increase                    599,620      $6,028,573
                                =======================
Year ended October 31, 2007:
Shares sold                      33,585      $  334,877
Shares redeemed                  (6,532)        (66,975)
                                -----------------------
Net increase                     27,053      $  267,902
                                =======================


 CLASS R1                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================


 CLASS R2                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================

 CLASS R3                        SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                       2,561      $   25,000
                                -----------------------
Net increase                      2,561      $   25,000
                                =======================
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================

MAINSTAY RETIREMENT 2040 FUND
 INVESTOR CLASS                  SHARES          AMOUNT
Period ended April 30, 2008*:
Shares sold                       4,989      $   47,594
                                -----------------------
Net increase                      4,989      $   47,594
                                =======================

* Investor Class shares were first offered on February
  28, 2008.


 CLASS A                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     299,656      $2,863,848
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 123           1,244
Shares redeemed                  (3,449)        (32,622)
                                -----------------------
Net increase                    296,330      $2,832,470
                                =======================
Year ended October 31, 2007:
Shares sold                      25,001      $  250,010
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                     25,000      $  250,000
                                =======================


 CLASS I                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     400,928      $3,982,774
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               2,034          20,650
Shares redeemed                  (4,731)        (43,366)
                                -----------------------
Net increase                    398,231      $3,960,058
                                =======================
Year ended October 31, 2007:
Shares sold                      25,683      $  256,692
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                     25,682      $  256,682
                                =======================


 CLASS R1                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================

 CLASS R2                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================




                                                   mainstayinvestments.com    77

 CLASS R3                        SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                       2,575      $   25,000
                                -----------------------
Net increase                      2,575      $   25,000
                                =======================
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================

MAINSTAY RETIREMENT 2050 FUND
 INVESTOR CLASS                  SHARES          AMOUNT
Period ended April 30, 2008*:
Shares sold                       2,642      $   25,000
Shares converted from Class A
  (See Note 1)                      449           4,120
                                -----------------------
Net increase                      3,091      $   29,120
                                =======================

* Investor Class shares were first offered on February
  28, 2008.

 CLASS A                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                      62,001      $  586,515
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                 206           2,083
Shares redeemed                  (1,075)        (10,070)
                                -----------------------
Net increase in shares
  outstanding before
  conversion                     61,132         578,528
Shares reacquired upon
  conversion
  (See Note 1)                     (448)         (4,120)
                                -----------------------
Net increase                     60,684      $  574,408
                                =======================
Year ended October 31, 2007:
Shares sold                      25,620      $  256,286
Shares redeemed                    (173)         (1,656)
                                -----------------------
Net increase                     25,447      $  254,630
                                =======================


 CLASS I                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                     420,609      $4,213,348
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               3,801          38,470
Shares redeemed                 (17,416)       (165,880)
                                -----------------------
Net increase                    406,994      $4,085,938
                                =======================
Year ended October 31, 2007:
Shares sold                      25,657      $  256,409
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                     25,656      $  256,399
                                =======================


 CLASS R1                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================


 CLASS R2                        SHARES          AMOUNT
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================


 CLASS R3                        SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                       2,601      $   25,000
                                -----------------------
Net increase                      2,601      $   25,000
                                =======================
Year ended October 31, 2007:
Shares sold                           1      $       10
Shares redeemed                      (1)            (10)
                                -----------------------
Net increase                         --      $       --
                                =======================



NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Retirement Funds do not believe the adoption of SFAS No. 157, effective for the Retirement Funds for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Retirement Funds' financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Retirement Funds'


78    MainStay Funds
derivative and hedging activities, including how such activities are accounted for and their effect on the Retirement Funds' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Retirement Funds' financial statements and related disclosures.


                                                   mainstayinvestments.com    79

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-
6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




80    MainStay Funds

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       Eclipse Funds Inc.

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-06175

NYLIM-A013197         (RECYCLE LOGO)            MS156-08           MSRF10-06/08
                                                                          C1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 S&P 500 INDEX FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT

Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


 /s/ STEPHEN P. FISHER


Stephen P. Fisher
President





                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY

                 S&P 500 INDEX FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS




SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
  ANALYSIS                                  9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       18
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              24
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENT       29
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        32
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       32

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTORS CLASS SHARES(1)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -12.51%   -7.98%    9.30%    3.12%
Excluding sales charges     -9.80    -5.13     9.97     3.44




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                     S&P 500
                                  INVESTOR CLASS      INDEX
                                  --------------     -------
4/30/98                               9700.00       10000.00
                                     11787.00       12182.00
                                     12931.00       13416.00
                                     11249.00       11676.00
                                      9786.00       10201.00
                                      8455.00        8844.00
                                     10339.00       10867.00
                                     10922.00       11556.00
                                     12521.00       13337.00
                                     14335.00       15370.00
4/30/08                              13599.00       14651.00






CLASS A SHARES(2)--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -12.53%   -8.01%    9.30%    3.12%
Excluding sales charges     -9.83    -5.16     9.96     3.43




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                      S&P 500
                          CLASS A      INDEX
                          -------     -------
4/30/98                  24250.00    25000.00
                         29466.00    30456.00
                         32328.00    33540.00
                         28123.00    29189.00
                         24465.00    25504.00
                         21138.00    22110.00
                         25847.00    27168.00
                         27306.00    28890.00
                         31303.00    33344.00
                         35838.00    38424.00
4/30/08                  33987.00    36627.00






CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -9.70%   -4.89%   10.34%    3.71%




(PERFORMANCE GRAPH)

                           S&P 500
               CLASS I      INDEX
               -------     -------
4/30/98       10000.00    10000.00
              12179.00    12182.00
              13386.00    13416.00
              11665.00    11676.00
              10170.00    10201.00
               8806.00     8844.00
              10798.00    10867.00
              11451.00    11556.00
              13179.00    13337.00
              15140.00    15370.00
4/30/08       14400.00    14651.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Class I shares are sold with no initial sales charge or contingent deferred sales charge, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class A shares, first offered on January 1, 2004, include the historical performance of Class I shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class A shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

 BENCHMARK PERFORMANCE                              SIX      ONE      FIVE     TEN
                                                  MONTHS     YEAR    YEARS    YEARS
S&P 500(R) Index(3)                                -9.64%   -4.68%   10.62%    3.89%
Average Lipper S&P 500 Index objective fund(4)     -9.88    -5.19    10.03     3.41



3. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay S&P 500 Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,015.30        $1.02          $1,007.45         $1.02
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  901.70        $2.84          $1,021.88         $3.02
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  903.00        $1.42          $1,023.37         $1.51
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Investor Class, 0.60% for Class A and 0.30% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.02 and the ending account value would have been $1,021.88.
3. Investor Class shares commenced operations on February 28, 2008.





                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Oil, Gas & Consumable Fuels             10.8%
Pharmaceuticals                          5.8
Computers & Peripherals                  4.4
Diversified Financial Services           4.3
Insurance                                4.0
Industrial Conglomerates                 3.4
Software                                 3.3
Capital Markets                          3.1
Diversified Telecommunication
  Services                               3.0
Aerospace & Defense                      2.9
Energy Equipment & Services              2.9
Commercial Banks                         2.8
Media                                    2.8
Food & Staples Retailing                 2.6
Communications Equipment                 2.5
Beverages                                2.4
Semiconductors & Semiconductor
  Equipment                              2.4
Household Products                       2.3
Electric Utilities                       2.1
Chemicals                                2.0
Machinery                                1.9
Health Care Equipment & Supplies         1.8
Health Care Providers & Services         1.8
Internet Software & Services             1.8
Food Products                            1.6
Specialty Retail                         1.6
Tobacco                                  1.4
Biotechnology                            1.3
Hotels, Restaurants & Leisure            1.3
Real Estate Investment Trusts            1.2
Metals & Mining                          1.1
Multi-Utilities                          1.1
Air Freight & Logistics                  1.0
Road & Rail                              1.0
IT Services                              0.9
Consumer Finance                         0.8
Multiline Retail                         0.8
Thrifts & Mortgage Finance               0.6
Commercial Services & Supplies           0.5
Electrical Equipment                     0.5
Household Durables                       0.4
Textiles, Apparel & Luxury Goods         0.4
Automobiles                              0.3
Electronic Equipment & Instruments       0.3
Internet & Catalog Retail                0.3
Life Sciences Tools & Services           0.3
Wireless Telecommunication Services      0.3
Auto Components                          0.2
Construction & Engineering               0.2
Independent Power Producers & Energy
  Traders                                0.2
Leisure Equipment & Products             0.2
Paper & Forest Products                  0.2
Personal Products                        0.2
Airlines                                 0.1
Building Products                        0.1
Construction Materials                   0.1
Containers & Packaging                   0.1
Distributors                             0.1
Diversified Consumer Services            0.1
Gas Utilities                            0.1
Office Electronics                       0.1
Health Care Technology                   0.0*
Real Estate Management & Development     0.0*
Trading Companies & Distributors         0.0*
Short Term Investments
  (collateral from securities lending
     is 6.5%)                            8.4
Futures Contracts                        0.0*
Liabilities in Excess of Cash and
  Other Assets                          -6.5
                                       -----
                                       100.0%
                                       =====





* Less than one-tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  General Electric Co.
    3.  AT&T, Inc.
    4.  Microsoft Corp.
    5.  Procter & Gamble Co. (The)
    6.  Chevron Corp.
    7.  Johnson & Johnson
    8.  International Business Machines Corp.
    9.  Bank of America Corp.
   10.  JPMorgan Chase & Co.








8    MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS FRANCIS J. OK AND LEE BAKER OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY S&P 500 INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay S&P 500 Index Fund returned -9.80% for Investor Class shares(1) and -9.83% for Class A shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -9.70%. All share classes outperformed the -9.88% return of the average Lipper(2) S&P 500 Index objective fund for the six-month reporting period. All share classes underperformed the -9.64% return of the S&P 500(R) Index,(3) the Fund's broad-based securities- market index, for the six months ended April 30, 2008. Because the Fund incurs operating expenses that a hypothetical index does not, there will be times when the Fund's performance lags that of the Index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, the best-performing industry in the S&P 500(R) Index was road & rail, followed by energy equipment & services and food & staples retailing. During the reporting period, thrifts & mortgage finance recorded the lowest total return of any industry in the Index. Wireless telecommunication services had the second-lowest total return, followed by consumer finance.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest positive contribution to the Fund's performance was oil, gas & consumable fuels. Energy equipment & services was the second-strongest contributor, and road & rail was third. The industry that made the weakest contribution to the Fund's performance was capital markets. The second-weakest contributor was pharmaceuticals, followed by diversified financial services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the six-month reporting period was Tenet Healthcare. Hess was second, followed by Range Resources. The individual Fund holding with the lowest total return for the reporting period was Bear Stearns, followed by Ambac Financial Group and MBIA.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were Wal-Mart Stores, International Business Machines and JPMorgan Chase. The weakest contributor was General Electric, followed by Citigroup and Microsoft.

WERE THERE ANY CHANGES TO THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the six-month reporting period, there were 11 additions to the S&P 500(R) Index and 11 deletions from it. Among the additions were American Tower and Cameron International. Harrah's Entertainment was a deletion during the period. The deletion occurred when Harrah's Entertainment was acquired by Hamlet Holdings.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See page 6 for more information on Lipper Inc.
3. See page 6 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                         SHARES            VALUE
COMMON STOCKS (98.1%)+
----------------------------------------------------------------

AEROSPACE & DEFENSE (2.9%)
Boeing Co. (The)                         99,954   $    8,482,096
General Dynamics Corp.                   52,577        4,754,012
Goodrich Corp.                           16,325        1,112,549
Honeywell International,
  Inc.                                   96,889        5,755,207
L-3 Communications
  Holdings, Inc.                         15,948        1,777,405
Lockheed Martin Corp.                    44,951        4,766,604
Northrop Grumman Corp.                   43,957        3,233,916
Precision Castparts Corp.                18,200        2,139,592
Raytheon Co.                             55,808        3,570,038
Rockwell Collins, Inc.                   21,405        1,350,870
United Technologies Corp.               128,208        9,291,234
                                                  --------------
                                                      46,233,523
                                                  --------------

AIR FREIGHT & LOGISTICS (1.0%)
C.H. Robinson Worldwide,
  Inc.                                   22,500        1,410,300
Expeditors International of
  Washington, Inc.                       27,600        1,285,884
FedEx Corp.                              40,491        3,881,872
United Parcel Service, Inc.
  Class B                               135,340        9,799,969
                                                  --------------
                                                      16,378,025
                                                  --------------

AIRLINES (0.1%)
Southwest Airlines Co.                   96,736        1,280,785
                                                  --------------


AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co.
  (The) (a)                              31,231          836,366
Johnson Controls, Inc.                   77,025        2,715,901
                                                  --------------
                                                       3,552,267
                                                  --------------

AUTOMOBILES (0.3%)
Ford Motor Co. (a)(b)                   288,710        2,384,745
General Motors Corp. (b)                 73,350        1,701,720
Harley-Davidson, Inc.                    31,440        1,202,580
                                                  --------------
                                                       5,289,045
                                                  --------------

BEVERAGES (2.4%)
Anheuser-Busch Cos., Inc.                93,596        4,604,923
Brown-Forman Corp. Class B
  (b)                                    11,215          762,844
Coca-Cola Co. (The)                     261,466       15,392,503
Coca-Cola Enterprises, Inc.              36,960          831,600
Constellation Brands, Inc.
  Class A (a)(b)                         24,971          458,468
Molson Coors Brewing Co.
  Class B                                17,646          967,707
Pepsi Bottling Group, Inc.
  (The)                                  18,127          611,061
PepsiCo, Inc.                           209,314       14,344,288
                                                  --------------
                                                      37,973,394
                                                  --------------

BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a)                         142,135        5,951,192
Biogen Idec, Inc. (a)                    38,896        2,360,598
Celgene Corp. (a)                        56,900        3,535,766
Genzyme Corp. (a)                        34,939        2,457,959
Gilead Sciences, Inc. (a)               121,024        6,264,202
                                                  --------------
                                                      20,569,717
                                                  --------------

BUILDING PRODUCTS (0.1%)
Masco Corp. (b)                          47,595          866,705
Trane, Inc.                              22,702        1,055,870
                                                  --------------
                                                       1,922,575
                                                  --------------

CAPITAL MARKETS (3.1%)
American Capital
  Strategies, Ltd. (b)                   25,500          809,625
Ameriprise Financial, Inc.               29,644        1,407,794
Bank of New York Mellon
  Corp. (The)                           149,173        6,493,501
Bear Stearns Cos., Inc.
  (The)                                  15,051          161,497
Charles Schwab Corp. (The)              121,761        2,630,038
E*TRADE Financial Corp.
  (a)(b)                                 59,977          238,708
Federated Investors, Inc.
  Class B                                11,607          388,602
Franklin Resources, Inc.                 20,540        1,954,381
Goldman Sachs Group, Inc.
  (The)                                  51,734        9,900,336
Janus Capital Group, Inc.                19,339          542,652
Legg Mason, Inc.                         17,171        1,035,068
Lehman Brothers Holdings,
  Inc. (b)                               68,912        3,048,667
Merrill Lynch & Co., Inc.
  (b)                                   127,108        6,333,792
Morgan Stanley                          144,442        7,019,881
Northern Trust Corp.                     24,847        1,841,411
State Street Corp.                       50,434        3,638,309
T. Rowe Price Group, Inc.                34,102        1,997,013
                                                  --------------
                                                      49,441,275
                                                  --------------

CHEMICALS (2.0%)
Air Products & Chemicals,
  Inc.                                   27,854        2,741,669
Ashland, Inc.                             7,313          387,735
Dow Chemical Co. (The)                  122,711        4,926,847
E.I. du Pont de Nemours &
  Co.                                   117,524        5,748,099
Eastman Chemical Co.                     10,497          771,529
Ecolab, Inc.                             22,835        1,049,497
Hercules, Inc.                           14,442          271,510
International Flavors &
  Fragrances, Inc.                       10,497          478,768
Monsanto Co.                             71,597        8,163,490
PPG Industries, Inc.                     21,156        1,298,344
Praxair, Inc.                            40,927        3,737,044
Rohm & Haas Co.                          16,407          876,954
Sigma-Aldrich Corp.                      16,878          962,384
                                                  --------------
                                                      31,413,870
                                                  --------------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


10    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (2.8%)
BB&T Corp. (b)                           71,527   $    2,452,661
Comerica, Inc. (b)                       20,097          697,969
Fifth Third Bancorp (b)                  69,260        1,484,242
First Horizon National
  Corp. (b)                              15,860          171,288
Huntington Bancshares, Inc.
  (b)                                    47,103          442,297
KeyCorp (b)                              52,132        1,257,945
M&T Bank Corp.                           10,075          939,292
Marshall & Ilsley Corp. (b)              33,440          835,331
National City Corp. (b)                  82,046          516,890
PNC Financial Services
  Group, Inc.                            44,580        3,091,623
Regions Financial Corp. (b)              91,067        1,996,189
SunTrust Banks, Inc.                     45,899        2,558,869
U.S. Bancorp                            226,295        7,669,138
Wachovia Corp.                          259,072        7,551,949
Wells Fargo & Co.                       431,275       12,830,431
Zions Bancorp (b)                        14,160          656,316
                                                  --------------
                                                      45,152,430
                                                  --------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries,
  Inc. (a)                               44,118          545,298
Avery Dennison Corp.                     13,782          664,155
Cintas Corp. (b)                         17,504          518,293
Equifax, Inc.                            17,070          653,269
Monster Worldwide, Inc. (a)              17,164          417,600
Pitney Bowes, Inc. (b)                   28,181        1,017,616
R.R. Donnelley & Sons Co.                28,336          868,215
Robert Half International,
  Inc. (b)                               20,956          496,657
Waste Management, Inc.                   64,783        2,338,666
                                                  --------------
                                                       7,519,769
                                                  --------------

COMMUNICATIONS EQUIPMENT (2.5%)
Ciena Corp. (a)(b)                       10,792          364,878
Cisco Systems, Inc. (a)                 779,742       19,992,585
Corning, Inc.                           205,808        5,497,132
JDS Uniphase Corp. (a)                   29,429          421,129
Juniper Networks, Inc. (a)               67,865        1,874,431
Motorola, Inc.                          296,953        2,957,652
QUALCOMM, Inc.                          210,862        9,107,130
Tellabs, Inc. (a)                        57,451          296,447
                                                  --------------
                                                      40,511,384
                                                  --------------

COMPUTERS & PERIPHERALS (4.4%)
Apple, Inc. (a)                         114,978       20,000,423
Dell, Inc. (a)                          266,931        4,972,925
EMC Corp. (a)                           274,522        4,227,639
Hewlett-Packard Co.                     322,455       14,945,789
V  International Business
  Machines Corp.                        180,934       21,838,734
Lexmark International, Inc.
  Class A (a)                            12,294          385,909
NetApp, Inc. (a)                         44,695        1,081,619
QLogic Corp. (a)                         17,754          283,354
SanDisk Corp. (a)                        29,431          797,286
Sun Microsystems, Inc. (a)              103,659        1,623,300
Teradata Corp. (a)                       22,761          484,582
                                                  --------------
                                                      70,641,560
                                                  --------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                              11,605        1,774,056
Jacobs Engineering Group,
  Inc. (a)                               15,900        1,372,647
                                                  --------------
                                                       3,146,703
                                                  --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (b)                 14,004          963,755
                                                  --------------


CONSUMER FINANCE (0.8%)
American Express Co.                    151,109        7,256,254
Capital One Financial Corp.
  (b)                                    48,792        2,585,976
Discover Financial Services              61,771        1,124,850
SLM Corp. (a)                            61,073        1,131,683
                                                  --------------
                                                      12,098,763
                                                  --------------

CONTAINERS & PACKAGING (0.1%)
Ball Corp.                               12,731          684,673
Bemis Co., Inc. (b)                      13,321          350,342
Pactiv Corp. (a)                         16,792          399,482
Sealed Air Corp.                         20,758          524,970
                                                  --------------
                                                       1,959,467
                                                  --------------

DISTRIBUTORS (0.1%)
Genuine Parts Co.                        21,930          931,148
                                                  --------------


DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A
  (a)                                    17,782          905,104
H&R Block, Inc.                          42,506          929,606
                                                  --------------
                                                       1,834,710
                                                  --------------

DIVERSIFIED FINANCIAL SERVICES (4.3%)
V  Bank of America Corp.                581,085       21,813,931
CIT Group, Inc. (b)                      24,915          271,324
Citigroup, Inc. (b)                     681,014       17,209,224
CME Group, Inc.                           6,954        3,181,107
IntercontinentalExchange,
  Inc. (a)                                9,200        1,427,380
V  JPMorgan Chase & Co.                 444,327       21,172,182
Leucadia National Corp.                  22,000        1,126,840
Moody's Corp. (b)                        26,879          993,448
NYSE Euronext                            34,600        2,287,060
                                                  --------------
                                                      69,482,496
                                                  --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
V  AT&T, Inc.                           788,349       30,516,990
CenturyTel, Inc.                         14,155          459,330
Citizens Communications Co.              43,613          467,531


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Embarq Corp. (b)                         19,755   $      821,215
Qwest Communications
  International, Inc. (b)               200,912        1,036,706
Verizon Communications,
  Inc.                                  375,226       14,438,696
Windstream Corp.                         60,384          708,908
                                                  --------------
                                                      48,449,376
                                                  --------------

ELECTRIC UTILITIES (2.1%)
Allegheny Energy, Inc.                   21,517        1,157,615
American Electric Power
  Co., Inc.                              52,345        2,336,157
Duke Energy Corp.                       163,872        3,000,496
Edison International                     42,200        2,201,574
Entergy Corp.                            25,221        2,896,884
Exelon Corp.                             86,430        7,388,036
FirstEnergy Corp.                        39,827        3,012,514
FPL Group, Inc.                          53,191        3,526,031
Pepco Holdings, Inc.                     26,000          647,660
Pinnacle West Capital Corp.              12,637          428,900
PPL Corp.                                48,378        2,323,112
Progress Energy, Inc.                    33,724        1,416,071
Southern Co. (The)                       99,927        3,720,282
                                                  --------------
                                                      34,055,332
                                                  --------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd.
  Class A                                23,626        1,001,506
Emerson Electric Co.                    102,910        5,378,077
Rockwell Automation, Inc.                19,754        1,071,259
                                                  --------------
                                                       7,450,842
                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc.
  (a)                                    47,782        1,443,494
Jabil Circuit, Inc.                      26,903          292,705
Molex, Inc.                              18,059          512,514
Tyco Electronics, Ltd.                   64,051        2,396,148
                                                  --------------
                                                       4,644,861
                                                  --------------

ENERGY EQUIPMENT & SERVICES (2.9%)
Baker Hughes, Inc.                       40,404        3,267,876
BJ Services Co.                          38,085        1,076,663
Cameron International Corp.
  (a)                                    28,400        1,398,132
ENSCO International, Inc.                18,800        1,198,124
Halliburton Co.                         114,538        5,258,440
Nabors Industries, Ltd.
  (a)(b)                                 36,349        1,364,541
National Oilwell Varco,
  Inc. (a)                               46,376        3,174,437
Noble Corp. (b)                          35,074        1,973,965
Rowan Cos., Inc.                         14,161          552,137
Schlumberger, Ltd.                      156,651       15,751,258
Smith International, Inc.                26,000        1,989,260
Transocean, Inc. (a)                     41,563        6,128,880
Weatherford International,
  Ltd. (a)                               44,298        3,573,520
                                                  --------------
                                                      46,707,233
                                                  --------------

FOOD & STAPLES RETAILING (2.6%)
Costco Wholesale Corp. (b)               56,762        4,044,293
CVS Caremark Corp.                      187,353        7,563,441
Kroger Co. (The)                         88,590        2,414,078
Safeway, Inc.                            56,827        1,795,733
SUPERVALU, Inc.                          27,257          902,207
Sysco Corp.                              79,069        2,417,139
Walgreen Co.                            128,921        4,492,897
Wal-Mart Stores, Inc.                   309,063       17,919,473
Whole Foods Market, Inc.
  (b)                                    18,003          587,618
                                                  --------------
                                                      42,136,879
                                                  --------------

FOOD PRODUCTS (1.6%)
Archer-Daniels-Midland Co.               83,851        3,694,475
Campbell Soup Co.                        29,078        1,011,914
ConAgra Foods, Inc.                      64,183        1,512,151
Dean Foods Co. (a)                       19,737          458,688
General Mills, Inc.                      43,947        2,654,399
H.J. Heinz Co.                           41,236        1,940,566
Hershey Co. (The)                        22,431          838,471
Kellogg Co.                              34,313        1,755,796
Kraft Foods, Inc. Class A               200,417        6,339,190
McCormick & Co., Inc.                    16,971          641,334
Sara Lee Corp.                           94,243        1,367,466
Tyson Foods, Inc. Class A                35,604          633,751
Wm. Wrigley Jr. Co.                      28,108        2,140,705
                                                  --------------
                                                      24,988,906
                                                  --------------

GAS UTILITIES (0.1%)

Nicor, Inc. (b)                           5,688          199,763
Questar Corp.                            22,500        1,395,675
                                                  --------------
                                                       1,595,438
                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)

Baxter International, Inc.               82,889        5,165,642
Becton, Dickinson & Co.                  31,679        2,832,103
Boston Scientific Corp. (a)             175,503        2,339,455
C.R. Bard, Inc. (b)                      13,236        1,246,434
Covidien, Ltd.                           64,751        3,023,224
Hospira, Inc. (a)                        20,712          852,299
Medtronic, Inc.                         146,860        7,149,145
St. Jude Medical, Inc. (a)               44,460        1,946,459
Stryker Corp.                            31,167        2,020,557
Varian Medical Systems,
  Inc. (a)(b)                            16,400          768,832
Zimmer Holdings, Inc. (a)                30,607        2,269,815
                                                  --------------
                                                      29,613,965
                                                  --------------




12    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc.                              65,092   $    2,838,011
AmerisourceBergen Corp.                  21,226          860,714
Cardinal Health, Inc.                    46,569        2,424,848
CIGNA Corp.                              36,604        1,563,357
Coventry Health Care, Inc.
  (a)                                    20,332          909,450
Express Scripts, Inc. (a)                32,772        2,294,695
Humana, Inc. (a)                         22,207        1,061,273
Laboratory Corp. of America
  Holdings (a)                           14,426        1,090,894
McKesson Corp.                           37,638        1,961,693
Medco Health Solutions,
  Inc. (a)                               68,492        3,393,094
Patterson Cos., Inc. (a)                 16,952          579,758
Quest Diagnostics, Inc.                  20,195        1,013,385
Tenet Healthcare Corp. (a)               60,310          385,984
UnitedHealth Group, Inc.                163,671        5,340,585
WellPoint, Inc. (a)                      70,906        3,527,574
                                                  --------------
                                                      29,245,315
                                                  --------------

HEALTH CARE TECHNOLOGY (0.0%)++

IMS Health, Inc.                         23,918          591,971
                                                  --------------



HOTELS, RESTAURANTS & LEISURE (1.3%)

Carnival Corp.                           56,528        2,270,730
Darden Restaurants, Inc.                 18,707          665,595
International Game
  Technology                             41,050        1,426,077
Marriott International,
  Inc. Class A                           39,377        1,350,631
McDonald's Corp.                        150,602        8,972,867
Starbucks Corp. (a)                      94,972        1,541,396
Starwood Hotels & Resorts
  Worldwide, Inc.                        24,574        1,283,009
Wendy's International, Inc.              11,143          323,147
Wyndham Worldwide Corp.                  23,571          506,305
Yum! Brands, Inc.                        62,234        2,531,679
                                                  --------------
                                                      20,871,436
                                                  --------------

HOUSEHOLD DURABLES (0.4%)

Black & Decker Corp.                      7,969          523,005
Centex Corp.                             15,198          316,422
D.R. Horton, Inc. (b)                    35,449          549,105
Fortune Brands, Inc.                     20,144        1,362,137
Harman International
  Industries, Inc.                        8,328          340,365
KB Home (b)                              10,054          226,215
Leggett & Platt, Inc. (b)                23,090          383,294
Lennar Corp. Class A (b)                 17,657          325,242
Newell Rubbermaid, Inc.                  35,428          727,337
Pulte Homes, Inc.                        27,254          355,392
Snap-on, Inc.                             7,378          437,589
Stanley Works (The)                      10,369          500,201
Whirlpool Corp. (b)                       9,968          725,471
                                                  --------------
                                                       6,771,775
                                                  --------------

HOUSEHOLD PRODUCTS (2.3%)

Clorox Co. (The)                         17,946          951,138
Colgate-Palmolive Co.                    66,629        4,710,670
Kimberly-Clark Corp.                     55,049        3,522,586
V  Procter & Gamble Co.
  (The)                                 402,195       26,967,175
                                                  --------------
                                                      36,151,569
                                                  --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)

AES Corp. (The) (a)                      86,131        1,495,234
Constellation Energy Group,
  Inc.                                   23,226        1,966,081
Dynegy, Inc. Class A (a)                 64,147          552,947
                                                  --------------
                                                       4,014,262
                                                  --------------

INDUSTRIAL CONGLOMERATES (3.4%)

3M Co.                                   92,532        7,115,711
V  General Electric Co.               1,305,043       42,674,906
Textron, Inc.                            32,250        1,967,573
Tyco International, Ltd.                 63,351        2,964,193
                                                  --------------
                                                      54,722,383
                                                  --------------

INSURANCE (4.0%)

ACE, Ltd.                                43,116        2,599,464
Aflac, Inc.                              62,076        4,138,607
Allstate Corp. (The)                     73,262        3,689,474
Ambac Financial Group, Inc.
  (b)                                    37,521          173,722
American International
  Group, Inc.                           329,645       15,229,599
Aon Corp.                                39,896        1,810,879
Assurant, Inc.                           12,400          806,000
Chubb Corp. (The)                        48,398        2,563,642
Cincinnati Financial Corp.               22,116          793,964
Genworth Financial, Inc.
  Class A                                57,090        1,316,495
Hartford Financial Services

  Group, Inc. (The)                      40,829        2,909,883
Lincoln National Corp.                   34,991        1,881,116
Loews Corp.                              57,477        2,420,356
Marsh & McLennan Cos., Inc.              67,638        1,866,132
MBIA, Inc. (b)                           25,896          269,318
MetLife, Inc.                            92,732        5,642,742
Principal Financial Group,
  Inc. (b)                               34,000        1,824,440
Progressive Corp. (The)                  88,644        1,612,434
Prudential Financial, Inc.               58,316        4,415,104
SAFECO Corp.                             12,207          814,695
Torchmark Corp.                          11,925          772,025
Travelers Cos., Inc. (The)               81,146        4,089,758
Unum Group                               45,297        1,051,343
XL Capital, Ltd. Class A                 23,547          821,555
                                                  --------------
                                                      63,512,747
                                                  --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. (a)(b)                  40,349   $    3,172,642
Expedia, Inc. (a)                        26,700          674,442
IAC/InterActiveCorp. (a)                 23,600          491,116
                                                  --------------
                                                       4,338,200
                                                  --------------

INTERNET SOFTWARE & SERVICES (1.8%)
Akamai Technologies, Inc.
  (a)(b)                                 22,000          786,940
eBay, Inc. (a)                          145,746        4,560,392
Google, Inc. Class A (a)                 30,338       17,422,810
VeriSign, Inc. (a)                       27,905        1,005,975
Yahoo!, Inc. (a)                        174,740        4,789,623
                                                  --------------
                                                      28,565,740
                                                  --------------

IT SERVICES (0.9%)
Affiliated Computer
  Services, Inc. Class A
  (a)                                    12,639          669,488
Automatic Data Processing,
  Inc.                                   68,768        3,039,546
Cognizant Technology
  Solutions Corp. Class A
  (a)                                    37,700        1,215,825
Computer Sciences Corp. (a)              21,226          925,241
Convergys Corp. (a)                      17,738          278,841
Electronic Data Systems
  Corp.                                  66,183        1,228,356
Fidelity National
  Information Services,
  Inc.                                   22,000          793,320
Fiserv, Inc. (a)                         21,673        1,095,570
Paychex, Inc.                            42,335        1,539,724
Total System Services, Inc.              25,748          612,802
Unisys Corp. (a)                         43,977          182,944
Western Union Co. (The) (b)              97,594        2,244,662
                                                  --------------
                                                      13,826,319
                                                  --------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                          12,077          201,444
Eastman Kodak Co. (b)                    36,589          654,577
Hasbro, Inc.                             19,085          678,663
Mattel, Inc.                             47,463          889,931
                                                  --------------
                                                       2,424,615
                                                  --------------

LIFE SCIENCES TOOLS & SERVICES (0.3%)

Applera Corp.--Applied
  BioSystems Group                       21,867          697,776
Millipore Corp. (a)                       7,193          504,229
PerkinElmer, Inc.                        16,081          427,111
Thermo Fisher Scientific,
  Inc. (a)                               54,699        3,165,431
Waters Corp. (a)                         13,098          805,003
                                                  --------------
                                                       5,599,550
                                                  --------------

MACHINERY (1.9%)
Caterpillar, Inc.                        81,594        6,680,917
Cummins, Inc. (b)                        26,472        1,658,471
Danaher Corp. (b)                        33,297        2,597,832
Deere & Co.                              57,036        4,795,017
Dover Corp.                              25,037        1,238,580
Eaton Corp.                              19,114        1,678,974
Illinois Tool Works, Inc.                52,304        2,734,976
Ingersoll-Rand Co., Ltd.
  Class A (b)                            35,457        1,573,582
ITT Corp.                                23,655        1,513,920
Manitowoc Co., Inc. (The)                16,900          639,158
PACCAR, Inc.                             48,254        2,283,379
Pall Corp.                               15,996          556,181
Parker Hannifin Corp.                    21,848        1,744,563
Terex Corp. (a)                          13,100          912,808
                                                  --------------
                                                      30,608,358
                                                  --------------

MEDIA (2.8%)
CBS Corp. Class B                        88,775        2,048,039
Clear Channel
  Communications, Inc.                   64,549        1,946,152
Comcast Corp. Class A                   393,838        8,093,371
DIRECTV Group, Inc. (The)
  (a)                                    92,900        2,289,056
E.W. Scripps Co. (The)
  Class A (b)                            11,673          524,234
Gannett Co., Inc. (b)                    30,256          865,927
Interpublic Group of Cos.,
  Inc. (The) (a)                         60,300          545,715
McGraw-Hill Cos., Inc.
  (The)                                  42,811        1,754,823
Meredith Corp.                            4,849          157,156
New York Times Co. (The)
  Class A (b)                            18,165          354,218
News Corp. Class A                      299,885        5,367,942
Omnicom Group, Inc.                      41,906        2,000,592
Time Warner, Inc.                       467,397        6,940,845
Viacom, Inc. Class B (a)                 83,715        3,218,005
Walt Disney Co. (The)                   246,090        7,980,699
Washington Post Co. Class B                 772          506,123
                                                  --------------
                                                      44,592,897
                                                  --------------

METALS & MINING (1.1%)
Alcoa, Inc.                             106,554        3,705,948
Allegheny Technologies,
  Inc.                                   13,145          904,770
Freeport-McMoRan Copper &
  Gold, Inc. Class B                     50,002        5,687,728
Newmont Mining Corp.                     59,271        2,620,371
Nucor Corp.                              37,655        2,842,953
Titanium Metals Corp. (b)                11,300          172,212
United States Steel Corp.                15,429        2,375,295
                                                  --------------
                                                      18,309,277
                                                  --------------

MULTILINE RETAIL (0.8%)
Big Lots, Inc. (a)(b)                    11,760          317,873
Dillard's, Inc. Class A (b)               7,835          159,834
Family Dollar Stores, Inc.               19,408          415,331
J.C. Penney Co., Inc.                    28,686        1,219,155
Kohl's Corp. (a)                         41,170        2,011,155
Macy's, Inc.                             56,180        1,420,792
Nordstrom, Inc. (b)                      23,416          825,648



14    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Sears Holdings Corp. (a)(b)               9,531   $      939,852
Target Corp.                            107,032        5,686,610
                                                  --------------
                                                      12,996,250
                                                  --------------

MULTI-UTILITIES (1.1%)
Ameren Corp.                             26,875        1,219,050
CenterPoint Energy, Inc.                 41,219          627,353
CMS Energy Corp. (b)                     28,366          413,576
Consolidated Edison, Inc.                35,605        1,481,168
Dominion Resources, Inc.                 75,088        3,258,068
DTE Energy Co.                           21,322          859,490
Integrys Energy Group, Inc.               9,652          462,234
NiSource, Inc. (b)                       34,875          624,263
PG&E Corp.                               46,500        1,860,000
Public Service Enterprise
  Group, Inc.                            65,920        2,894,547
Sempra Energy                            33,810        1,916,013
TECO Energy, Inc. (b)                    26,695          427,387
Xcel Energy, Inc.                        56,107        1,167,026
                                                  --------------
                                                      17,210,175
                                                  --------------

OFFICE ELECTRONICS (0.1%)
Xerox Corp.                             120,210        1,679,334
                                                  --------------


OIL, GAS & CONSUMABLE FUELS (10.8%)

Anadarko Petroleum Corp.                 61,151        4,070,211
Apache Corp.                             43,528        5,862,351
Chesapeake Energy Corp.                  59,776        3,090,419
V  Chevron Corp.                        271,397       26,094,822
ConocoPhillips                          204,211       17,592,778
CONSOL Energy, Inc.                      23,835        1,929,682
Devon Energy Corp.                       58,112        6,589,901
El Paso Corp.                            90,777        1,555,918
EOG Resources, Inc.                      32,263        4,209,676
V  ExxonMobil Corp.                     699,228       65,077,150
Hess Corp.                               36,408        3,866,530
Marathon Oil Corp.                       92,586        4,219,144
Murphy Oil Corp.                         24,818        2,242,058
Noble Energy, Inc.                       22,200        1,931,400
Occidental Petroleum Corp.              107,824        8,972,035
Peabody Energy Corp.                     35,400        2,164,002
Range Resources Corp.                    19,400        1,287,772
Spectra Energy Corp.                     81,886        2,022,584
Sunoco, Inc.                             15,267          708,541
Tesoro Corp.                             17,700          444,978
Valero Energy Corp.                      69,944        3,416,764
Williams Cos., Inc.                      77,180        2,739,890
XTO Energy, Inc.                         66,726        4,127,670
                                                  --------------
                                                     174,216,276
                                                  --------------

PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                  56,267        1,472,507
MeadWestvaco Corp.                       23,170          609,371
Weyerhaeuser Co.                         27,239        1,740,027
                                                  --------------
                                                       3,821,905
                                                  --------------

PERSONAL PRODUCTS (0.2%)

Avon Products, Inc.                      55,736        2,174,819
Estee Lauder Cos., Inc.
  (The) Class A (b)                      14,985          683,466
                                                  --------------
                                                       2,858,285
                                                  --------------

PHARMACEUTICALS (5.8%)

Abbott Laboratories                     202,237       10,668,002
Allergan, Inc.                           39,942        2,251,531
Barr Pharmaceuticals, Inc.
  (a)(b)                                 14,193          712,914
Bristol-Myers Squibb Co.                258,665        5,682,870
Eli Lilly & Co.                         129,429        6,230,712
Forest Laboratories, Inc.
  (a)                                    40,622        1,409,990
V  Johnson & Johnson                    370,536       24,859,260
King Pharmaceuticals, Inc.
  (a)                                    31,042          291,484
Merck & Co., Inc.                       283,351       10,778,672
Mylan, Inc. (b)                          39,100          514,947
Pfizer, Inc.                            884,364       17,784,560
Schering-Plough Corp.                   211,864        3,900,416
Watson Pharmaceuticals,
  Inc. (a)                               13,090          406,314
Wyeth                                   174,910        7,778,248
                                                  --------------
                                                      93,269,920
                                                  --------------

REAL ESTATE INVESTMENT TRUSTS (1.2%)

Apartment Investment &
  Management Co. Class A                 11,988          443,316
AvalonBay Communities, Inc.              10,100        1,007,475
Boston Properties, Inc.                  15,619        1,569,553
Developers Diversified
  Realty Corp.                           15,600          670,020
Equity Residential (b)                   35,206        1,461,753
General Growth Properties,
  Inc. (b)                               34,900        1,429,504
HCP, Inc.                                30,400        1,085,280
Host Hotels & Resorts, Inc.              68,400        1,176,480
Kimco Realty Corp. (b)                   32,691        1,304,698
Plum Creek Timber Co., Inc.
  (b)                                    22,911          935,685
ProLogis (b)                             33,506        2,097,811
Public Storage                           16,184        1,467,889
Simon Property Group, Inc.               28,923        2,888,251
Vornado Realty Trust                     17,614        1,639,687
                                                  --------------
                                                      19,177,402
                                                  --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++

CB Richard Ellis Group,
  Inc. Class A (a)                       22,700          524,824
Forestar Real Estate Group,
  Inc. (a)                                    1               25
                                                  --------------
                                                         524,849
                                                  --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
ROAD & RAIL (1.0%)
Burlington Northern Santa
  Fe Corp.                               38,923   $    3,991,554
CSX Corp.                                52,734        3,319,605
Norfolk Southern Corp.                   49,234        2,933,362
Ryder System, Inc.                        7,592          519,824
Union Pacific Corp.                      34,142        4,957,077
                                                  --------------
                                                      15,721,422
                                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices,
  Inc. (a)(b)                            77,555          462,228
Altera Corp.                             40,168          854,775
Analog Devices, Inc.                     38,384        1,236,349
Applied Materials, Inc.                 176,878        3,300,543
Broadcom Corp. Class A
  (a)(b)                                 60,727        1,576,473
Intel Corp.                             756,497       16,839,623
KLA-Tencor Corp.                         23,578        1,029,887
Linear Technology Corp. (b)              28,708        1,003,632
LSI Corp. (a)                            86,382          535,568
MEMC Electronic Materials,
  Inc. (a)                               29,800        1,876,506
Microchip Technology, Inc.
  (b)                                    24,500          900,375
Micron Technology, Inc.
  (a)(b)                                 96,690          746,447
National Semiconductor
  Corp.                                  29,656          604,686
Novellus Systems, Inc. (a)               13,288          290,476
NVIDIA Corp. (a)                         72,248        1,484,696
Teradyne, Inc. (a)                       22,533          299,464
Texas Instruments, Inc.                 173,482        5,058,735
Xilinx, Inc. (b)                         37,457          927,810
                                                  --------------
                                                      39,028,273
                                                  --------------

SOFTWARE (3.3%)

Adobe Systems, Inc. (a)                  74,591        2,781,498
Autodesk, Inc. (a)                       29,608        1,125,104
BMC Software, Inc. (a)                   25,414          883,391
CA, Inc.                                 50,366        1,115,103
Citrix Systems, Inc. (a)                 24,647          807,189
Compuware Corp. (a)                      35,820          270,083
Electronic Arts, Inc. (a)                41,429        2,132,351
Intuit, Inc. (a)                         43,233        1,165,994
V  Microsoft Corp.                    1,046,224       29,838,308
Novell, Inc. (a)                         43,321          272,056
Oracle Corp. (a)                        517,368       10,787,123
Symantec Corp. (a)                      110,582        1,904,222
                                                  --------------
                                                      53,082,422
                                                  --------------

SPECIALTY RETAIL (1.6%)

Abercrombie & Fitch Co.
  Class A                                11,300          839,703
AutoNation, Inc. (a)(b)                  17,930          287,059
AutoZone, Inc. (a)                        5,705          688,879
Bed Bath & Beyond, Inc.
  (a)(b)                                 34,392        1,117,740
Best Buy Co., Inc. (b)                   46,017        1,979,651
GameStop Corp. Class A (a)               20,700        1,139,328
Gap, Inc. (The)                          59,413        1,106,270
Home Depot, Inc. (The)                  220,551        6,351,869
Limited Brands, Inc.                     41,274          764,394
Lowe's Cos., Inc.                       191,184        4,815,925
Office Depot, Inc. (a)                   35,535          450,584
OfficeMax, Inc.                           9,477          173,145
RadioShack Corp.                         17,020          236,578
Sherwin-Williams Co. (The)               13,503          746,986
Staples, Inc.                            91,917        1,994,599
Tiffany & Co.                            16,481          717,583
TJX Cos., Inc.                           56,872        1,832,416
                                                  --------------
                                                      25,242,709
                                                  --------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)

Coach, Inc. (a)                          45,958        1,634,726
Jones Apparel Group, Inc.                12,072          191,100
Liz Claiborne, Inc.                      13,168          232,942
NIKE, Inc. Class B                       50,076        3,345,077
Polo Ralph Lauren Corp. (b)               7,800          483,756
VF Corp.                                 11,595          862,436
                                                  --------------
                                                       6,750,037
                                                  --------------

THRIFTS & MORTGAGE FINANCE (0.6%)

Countrywide Financial Corp.
  (b)                                    75,947          438,974
Fannie Mae (b)                          127,249        3,601,147
Freddie Mac                              84,457        2,103,824
Guaranty Financial Group,
  Inc. (a)                                    1                8
Hudson City Bancorp, Inc.                68,500        1,310,405
MGIC Investment Corp. (b)                15,546          202,564
Sovereign Bancorp, Inc.                  45,836          342,395
Washington Mutual, Inc. (b)             115,329        1,417,393
                                                  --------------
                                                       9,416,710
                                                  --------------

TOBACCO (1.4%)
Altria Group, Inc.                      275,803        5,516,060
Philip Morris
  International, Inc. (a)               275,803       14,074,227
Reynolds American, Inc.                  22,394        1,205,917
UST, Inc.                                19,486        1,014,636
                                                  --------------
                                                      21,810,840
                                                  --------------

TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                       8,735          757,412
                                                  --------------



WIRELESS TELECOMMUNICATION SERVICES (0.3%)

American Tower Corp. Class
  A (a)                                  53,000        2,301,260
Sprint Nextel Corp.                     372,326        2,974,885
                                                  --------------
                                                       5,276,145
                                                  --------------
Total Common Stocks
  (Cost $1,148,749,471)                            1,574,926,273(g)
                                                  --------------







16    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES            VALUE
SHORT-TERM INVESTMENTS (8.4%)
----------------------------------------------------------------

INVESTMENT COMPANY (6.5%)

State Street Navigator
  Securities
  Lending Prime Portfolio
  (c)                               103,448,297   $  103,448,297
                                                  --------------
Total Investment Company
  (Cost $103,448,297)                                103,448,297
                                                  --------------




                                      PRINCIPAL
                                        AMOUNT

U.S. GOVERNMENT (1.9%)

United States Treasury
  Bills
  1.32%, due 7/17/08 (d)           $ 27,900,000       27,821,517
  1.348%, due 7/31/08
  (d)(e)                              2,700,000        2,690,855
                                                  --------------
Total U.S. Government
  (Cost $30,518,063)                                  30,512,372
                                                  --------------
Total Short-Term
  Investments
  (Cost $133,966,360)                                133,960,669
                                                  --------------
Total Investments
  (Cost $1,282,715,831) (h)               106.5%   1,708,886,942
Liabilities in Excess of
  Cash and Other Assets                    (6.5)    (103,263,167)
                                          -----     ------------
Net Assets                                100.0%  $1,605,623,775
                                          =====     ============




                            CONTRACTS         UNREALIZED
                                LONG    APPRECIATION (f)
FUTURES CONTRACTS (0.0%)++
--------------------------------------------------------


Standard & Poor's 500
  Index
  Mini June 2008                  436           $701,746
                                                --------
Total Futures Contracts
  (Settlement Value
  $30,214,800) (g)                              $701,746
                                                ========





++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $99,715,842; cash collateral of
     $103,448,297 (included in liabilities)
     was received with which the Fund
     purchased highly liquid short-term
     investments.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  Interest rate presented is yield to
     maturity.
(e)  Represents a security, or a  portion
     thereof, which is segregated, or
     partially segregated as collateral for
     futures contracts.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2008.
(g)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 100.0% of net assets.
(h)  At April 30, 2008, cost is $1,300,125,482
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation   $ 528,872,594
     Gross unrealized depreciation    (120,111,134)
                                     -------------
     Net unrealized appreciation     $ 408,761,460
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $1,282,715,831) including
  $99,715,842 market
  value of securities loaned        $1,708,886,942
Cash                                       121,877
Receivables:
  Dividends and interest                 1,522,133
  Fund shares sold                       1,148,604
Other assets                                32,409
                                    --------------
     Total assets                    1,711,711,965
                                    --------------
LIABILITIES:
Securities lending collateral          103,448,297
Payables:
  Fund shares redeemed                   1,457,280
  Transfer agent (See Note 3)              532,167
  Shareholder communication                217,134
  Professional fees                        130,230
  Variation margin on futures
     contracts                             115,540
  Manager (See Note 3)                      92,189
  NYLIFE Distributors (See Note 3)          58,567
  Custodian                                 16,481
  Directors                                  5,198
Accrued expenses                            15,107
                                    --------------
     Total liabilities                 106,088,190
                                    --------------
Net assets                          $1,605,623,775
                                    ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001
  per share) 700 million shares
  authorized                        $       50,122
Additional paid-in capital           1,262,465,702
                                    --------------
                                     1,262,515,824
Accumulated undistributed net
  investment income                      8,863,260
Accumulated net realized loss on
  investments and futures
  transactions                         (92,628,166)
Net unrealized appreciation on
  investments and futures
  contracts                            426,872,857
                                    --------------
Net assets                          $1,605,623,775
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   14,603,398
                                    ==============
Shares of capital stock
  outstanding                              458,841
                                    ==============
Net asset value per share
  outstanding                       $        31.83
Maximum sales charge (3.00% of
  offering price)                             0.98
                                    --------------
Maximum offering price per share
  outstanding                       $        32.81
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  273,307,701
                                    ==============
Shares of capital stock
  outstanding                            8,589,411
                                    ==============
Net asset value per share
  outstanding                       $        31.82
Maximum sales charge (3.00% of
  offering price)                             0.98
                                    --------------
Maximum offering price per share
  outstanding                       $        32.80
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $1,317,712,676
                                    ==============
Shares of capital stock
  outstanding                           41,073,287
                                    ==============
Net asset value and offering price
  per share outstanding             $        32.08
                                    ==============






18    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $  16,880,804
  Interest                                 651,875
  Income from securities
     loaned--net                           218,293
                                     -------------
     Total income                       17,750,972
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,951,148
  Transfer agent--Investor Class
     (See Note 3)                            4,733
  Transfer agent--Class A (See Note
     3)                                    410,307
  Transfer agent--Class I (See Note
     3)                                  1,259,385
  Distribution/Service--Investor
     Class (See Note 3)                      2,961
  Distribution/Service--Class A
     (See Note 3)                          363,047
  Shareholder communication                139,445
  Professional fees                        114,685
  Directors                                 34,019
  Custodian                                 28,780
  Registration                              19,833
  Miscellaneous                             55,714
                                     -------------
     Total expenses before
       waiver/reimbursement              4,384,057
  Expense waiver/reimbursement from
     Manager (See Note 3)               (1,509,075)
                                     -------------
     Net expenses                        2,874,982
                                     -------------
Net investment income                   14,875,990
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                  3,281,182
  Futures transactions                  (6,422,194)
                                     -------------
Net realized loss on investments
  and futures transactions              (3,141,012)
                                     -------------
Net change in unrealized
  appreciation on:
  Security transactions               (189,625,834)
  Futures contracts                        661,466
                                     -------------
Net change in unrealized
  appreciation on investments and
  futures contracts                   (188,964,368)
                                     -------------
Net realized and unrealized loss on
  investments and futures
  transactions                        (192,105,380)
                                     -------------
Net decrease in net assets
  resulting from operations          $(177,229,390)
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $   14,875,990   $   28,879,214
 Net realized gain (loss)
  on investments and
  futures transactions           (3,141,012)      14,739,548
 Net change in unrealized
  appreciation on
  investments and futures
  contracts                    (188,964,368)     183,468,175
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (177,229,390)     227,086,937
                             -------------------------------

Dividends to shareholders:
 From net investment income:
    Class A                      (4,505,401)      (4,240,638)
    Class I                     (24,441,374)     (21,915,393)
                             -------------------------------
 Total dividends to
  shareholders                  (28,946,775)     (26,156,031)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        220,896,000      462,036,100
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      28,845,754       26,091,594
 Cost of shares redeemed       (251,428,681)    (495,338,894)
                             -------------------------------
    Decrease in net assets
     derived from capital
     share transactions          (1,686,927)      (7,211,200)
                             -------------------------------
    Net increase (decrease)
     in net assets             (207,863,092)     193,719,706

NET ASSETS:
Beginning of period           1,813,486,867    1,619,767,161
                             -------------------------------
End of period                $1,605,623,775   $1,813,486,867
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $    8,863,260   $   22,934,045
                             ===============================






20    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            INVESTOR CLASS                               CLASS A
                            --------------    -------------------------------------------------------------
                             FEBRUARY 28,                                                        JANUARY 2,
                                 2008*        SIX MONTHS                                           2004*
                                THROUGH          ENDED                                            THROUGH
                               APRIL 30,       APRIL 30,         YEAR ENDED OCTOBER 31,         OCTOBER 31,

                            -------------------------------------------------------------------------------
                                2008**          2008**        2007        2006        2005          2004

Net asset value at
  beginning of period           $ 31.35        $  35.79     $  31.85    $  27.86    $  26.11      $  25.46
                                -------        --------     --------    --------    --------      --------
Net investment income              0.02            0.25         0.49        0.40        0.40(d)       0.20
Net realized and
  unrealized gain (loss)
  on investments                   0.46           (3.74)        3.87        3.91        1.68          0.45
                                -------        --------     --------    --------    --------      --------
Total from investment
  operations                       0.48           (3.49)        4.36        4.31        2.08          0.65
                                -------        --------     --------    --------    --------      --------
Less dividends:
  From net investment
     income                          --           (0.48)       (0.42)      (0.32)      (0.33)           --
                                -------        --------     --------    --------    --------      --------
Net asset value at end of
  period                        $ 31.83        $  31.82     $  35.79    $  31.85    $  27.86      $  26.11
                                =======        ========     ========    ========    ========      ========
Total investment return
  (b)                              1.53%(c)       (9.83%)(c)   13.83%      15.61%       7.97%         2.55%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income            0.85%+          1.59% +      1.44%       1.31%       1.43%(d)      1.09%+
  Net expenses                     0.60%+          0.60% +      0.60%       0.68%       0.73%         0.59%+
  Expenses (before
     waiver/reimbursement)         0.94%+          0.82% +      0.78%       0.74%       0.87%         0.87%+
Portfolio turnover rate               2%              2%           5%          5%          6%            2%
Net assets at end of
  period (in 000's)             $14,603        $273,308     $334,325    $319,851    $309,387      $280,346




*    Commencement of operations.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusively of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively as a result of a special one time dividend from
     Microsoft Corp.





22    MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      CLASS I
----------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                   YEAR ENDED OCTOBER 31,

      ----------------------------------------------------------------------------
        2008**         2007          2006          2005         2004        2003

      $    36.14    $    32.16    $    28.15    $    26.35    $  24.43    $  20.57
      ----------    ----------    ----------    ----------    --------    --------
            0.30          0.58          0.53          0.48 (d)    0.33        0.32 (a)
           (3.77)         3.93          3.93          1.73        1.88        3.85
      ----------    ----------    ----------    ----------    --------    --------
           (3.47)         4.51          4.46          2.21        2.21        4.17
      ----------    ----------    ----------    ----------    --------    --------

           (0.59)        (0.53)        (0.45)        (0.41)      (0.29)      (0.31)
      ----------    ----------    ----------    ----------    --------    --------
      $    32.08    $    36.14    $    32.16    $    28.15    $  26.35    $  24.43
      ==========    ==========    ==========    ==========    ========    ========
           (9.70%)(c)    14.17%        16.06%         8.42%       9.10%      20.59%

            1.89% +       1.73%         1.69%         1.86%(d)    1.38%       1.46%
            0.30% +       0.30%         0.30%         0.30%       0.30%       0.30%
            0.48% +       0.42%         0.31%         0.44%       0.58%       0.61%
               2%            5%            5%            6%          2%          3%
      $1,317,713    $1,479,162    $1,299,916    $1,245,481    $982,503    $777,843




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class I shares commenced on January 2, 1991. Class A shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class I shares are not subject to sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500((R) Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the


24    MainStay S&P 500 Index Fund
ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.


                                                   mainstayinvestments.com    25

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $3 billion and 0.20% on assets in excess of $3 billion. Effective May 1, 2008, the fee will change to the following: 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $2 billion, 0.215% on assets from $2 billion to $3 billion, and 0.20% on assets in excess of $3 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.60%; Class A, 0.60%; and Class I, 0.30%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $1,951,148 and waived its fees in the amount of $1,509,075.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                  OCTOBER 31,
  2008*      2009         2010          2011          TOTAL
$13,575    $348,562    $2,331,037    $1,509,075    $4,202,249
-------------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between May 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limitations for Class A and Class I shares at the same rates as in the April 1, 2008 agreement. Prior to May 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class and Class A shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,241 and $10,244, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A shares of $6,448 for the six months ended April 30, 2008.



26    MainStay S&P 500 Index Fund

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $1,674,425.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $     25,383    0.2%
-----------------------------------------------------
Class I                           245,510,929   18.6
-----------------------------------------------------



(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $41,699.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $72,037,223 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                     CAPITAL LOSS
   CAPITAL LOSS         AMOUNTS
AVAILABLE THROUGH       (000'S)
       2010             $14,886
       2013               5,221
       2014              51,930
---------------------------------
                        $72,037
---------------------------------


The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                    $26,156,031
------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $25,538 and $30,335, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                  SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                      18,656   $   581,958
Shares redeemed                 (12,843)     (403,712)
                                ---------------------
Net increase in shares
  outstanding before
  conversion                      5,813       178,246
Shares converted from Class A
  (See Note 1)                  453,028    13,676,901
                                ---------------------
Net increase                    458,841   $13,855,147
                                =====================



*  Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    27

 CLASS A                        SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                  1,162,667   $  37,149,581
Shares issued to
  shareholders in
  reinvestment of
  dividends                    129,736       4,405,842
Shares redeemed             (1,591,005)    (51,341,859)
                            --------------------------
Net decrease in shares
  outstanding before
  conversion                  (298,602)     (9,786,436)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (453,028)    (13,676,901)
                            --------------------------
Net decrease                  (751,630)  $ (23,463,337)
                            ==========================
Year ended October 31,
  2007:
Shares sold                  2,729,005   $  91,532,394
Shares issued to
  shareholders in
  reinvestment of
  dividends                    128,226       4,180,225
Shares redeemed             (3,558,491)   (119,243,267)
                            --------------------------
Net decrease                  (701,260)  $ (23,530,648)
                            ==========================




 CLASS I                         SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                   5,655,897   $ 183,164,461
Shares issued to
  shareholders in
  reinvestment of
  dividends                     714,617      24,439,912
Shares redeemed              (6,225,047)   (199,683,110)
                            ---------------------------
Net increase                    145,467   $   7,921,263
                            ===========================
Year ended October 31,
  2007:
Shares sold                  10,914,757   $ 370,503,706
Shares issued to
  shareholders in
  reinvestment of
  dividends                     667,419      21,911,369
Shares redeemed             (11,068,937)   (376,095,627)
                            ---------------------------
Net increase                    513,239   $  16,319,448
                            ===========================



NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



28    MainStay S&P 500 Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory Agreement. At its April 8-9, 2008 meeting, the Board of Directors (the "Board") of the S&P 500 Index Fund (the "Fund"), which was comprised solely of Independent Directors, unanimously approved the Amended and Restated Management Agreement (the "Agreement") for the Fund for one year.

In reaching its decision to approve the Agreement, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between December 2007 and April 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on the Fund, prepared by the Investment Consulting Group at New York Life Investment Management LLC ("NYLIM"), investment adviser to the Fund. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on shareholder services, legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, a report on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management fee and ordinary operating expenses. The Board also requested and received information on the profitability of the Fund to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. In addition, the Board considered information provided to it by NYLIM and independent legal counsel concerning the Agreement, which was amended and restated to more completely reflect the services provided to the Fund, but did not result in a material amendment to the Fund's prior contractual arrangements.

In determining to approve the Agreement for one year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by NYLIM as adviser to the Fund; (ii) the investment performance of the Fund; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates from NYLIM's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management fee levels and overall total ordinary operating expenses, particularly as compared to similar portfolios.

The Board's decision to approve the Agreement was not based on any single factor noted above, but rather was based on a comprehensive consideration of all of the information provided to the Board throughout the year and specifically in connection with the contract review process. The members of the Board may have weighed certain factors differently. The Board's conclusions with respect to the Agreement were based also on the Board's consideration of the Agreement in prior years. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to shareholders of the Fund, including a wide variety of mutual funds offered by competitors to the MainStay Group of Funds, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the MainStay Group of Funds. A discussion of the factors that figured prominently in the Board's decision to approve the Agreement is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM

In considering the approval of the Agreement, the Board examined the nature, extent and quality of the services that NYLIM provides to the Fund. The Board evaluated NYLIM's experience in serving as manager of the Fund, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Fund, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, and for implementing Board directives as they relate to the Fund. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board considered the scope and quality of NYLIM's services provided to the Fund's shareholders (including services provided through its affiliate, NYLIM Service Company LLC), such as the more extensive requirements of New York Life agents and reputation as a

                                                   mainstayinvestments.com    29
high-quality provider of shareholder services, which has been recognized by independent third-parties on numerous occasions. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company policyholders, who often maintain smaller account balances than other retail investors. The Board acknowledged that it had approved NYLIM's recommendation to create a new "Investor Class" of shares designed principally to address the higher shareholder-servicing costs typically associated with smaller shareholder accounts. The Board also reviewed NYLIM's willingness to invest in personnel designed to benefit the Fund, including recent enhancements to investment teams at NYLIM's Equity Investors Group. The Board further considered NYLIM's track record and experience in providing investment advisory services to the Fund. In this regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. In addition, the Board considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund is likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE S&P 500 INDEX FUND

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Fund throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to similar mutual funds managed by other investment advisers.

In considering the Fund's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Fund investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those actions. In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record, as opposed to the Fund's short-term investment performance.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Portfolio Manager Discussions and Financial Highlights sections of this Semiannual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND ITS AFFILIATES

The Board considered the costs of the services provided by NYLIM under the Agreement and the profitability of NYLIM and its affiliates due to their relationship with the Fund over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates due to their relationship with the Fund, the Board considered, among other things, NYLIM's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that NYLIM must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Fund and its shareholders. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM regarding the estimated profitability realized by NYLIM and its affiliates due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be


30    MainStay S&P 500 Index Fund
realized by NYLIM and its affiliates due to their relationship with the Fund. The Board considered that, in addition to fees earned by NYLIM for managing the Fund, NYLIM affiliates also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Fund to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreement, the Board considered the profitability of NYLIM's relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that the profit to be realized by NYLIM and its affiliates due to their relationship with the Fund is fair and reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how the Fund's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which the Fund benefits from economies of scale through contractual breakpoints, expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as the Fund's assets grow over time. The Board also observed that NYLIM subsidizes many of the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund continues to grow over time.

MANAGEMENT FEE AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fee to be paid under the Agreement and the Fund's total ordinary operating expenses.

The Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the relative scope of services provided to the Fund as opposed to NYLIM's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of the Fund's management fees when compared to similar fees charged by NYLIM to other investment advisory clients, and fees charged by other investment advisers to mutual funds in the Fund's peer group.

In assessing the reasonableness of the Fund's management fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of the Fund and Fund share classes through the imposition of contractual expense limitation arrangements that may be modified only with prior approval of the Board.

Based on these considerations, the Board concluded that the Fund's management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreement, supports the conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreement for one year.



                                                   mainstayinvestments.com    31

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commissions ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



32    MainStay S&P 500 Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.     Eclipse Funds Inc.
                                                      SEC File Number: 811-06175

NYLIM-A013012         (RECYCLE LOGO)          MS156-08             MSSP10-06/08
                                                                         A6

ITEM 2. CODE OF ETHICS.

          Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: July 2, 2008


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: July 2, 2008

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.